UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CRYSTAL RIVER CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock of Crystal River Capital, Inc., par value $0.001 per share ("Common Stock").
(2)	Aggregate number of securities to which transaction applies:
24,230,526 shares of Common Stock (including each restricted or otherwise unvested share of Common Stock or stock unit outstanding immediately prior to the effective time of the merger which will automatically become fully vested and eligible for payment as described herein).
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined based upon the product of (A) 24,230,526 shares of Common Stock (including each restricted or otherwise unvested share of Common Stock or stock unit outstanding immediately prior to the effective time of the merger which will automatically become fully vested and eligible for payment as described herein) multiplied by $0.60 per share and (B) 0.00007130.
	(4)	Proposed maximum aggregate value of transaction: $14,538,315.60
	(5)	Total fee paid: $1,037.00
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CRYSTAL RIVER CAPITAL, INC.
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010

June 24, 2010

Dear Stockholders:

        You are cordially invited to attend a special meeting of stockholders of Crystal River Capital, Inc., which we refer to as "Crystal River," "we" or "us," on Friday, July 30, 2010 at 1:00 p.m. local time at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York.

        As previously announced, Crystal River and Brookfield Asset Management Inc., an Ontario corporation, which we refer to as Brookfield, entered into a merger agreement, providing for a merger in which Crystal River will become an indirect wholly-owned subsidiary of Brookfield. At the special meeting, we will ask you to approve the merger of B Acquisition Sub Inc., a newly-formed Maryland corporation and an indirect wholly-owned subsidiary of Brookfield, which we refer to as Sub, with and into Crystal River with Crystal River surviving as an indirect wholly-owned subsidiary of Brookfield, which we refer to as the merger, pursuant to the terms and subject to the conditions contained in the merger agreement, dated as of February 23, 2010, by and among Brookfield, Sub and Crystal River, which we refer to as the merger agreement.

        OUR BOARD OF DIRECTORS HAS APPROVED THE MERGER AGREEMENT AND THE MERGER AND RECOMMENDS THAT YOU VOTE 'FOR' THE APPROVAL OF THE MERGER.

        IF THE MERGER IS NOT CONSUMMATED, WE WOULD MOST LIKELY FILE FOR BANKRUPTCY OR AN INVOLUNTARY PETITION FOR BANKRUPTCY MAY BE FILED AGAINST US IN LIGHT OF OUR FINANCIAL CONDITION.

        If the merger is consummated, you will be entitled to receive $0.60 in cash, without interest and less any applicable withholding taxes, for each share of Crystal River common stock that you own immediately prior to the merger (not including any shares of Crystal River common stock held by Brookfield, Sub or Crystal River or any wholly-owned subsidiary of Brookfield or Crystal River), and you will have no ongoing ownership interest in the continuing business of Crystal River.

        A special committee of Crystal River's board of directors, formed to oversee the strategic review process, reviewed and considered the terms and conditions of the merger agreement and unanimously resolved that the merger pursuant to the terms and conditions of the merger agreement is advisable, in the best interests of, and procedurally and substantively fair to, Crystal River and its stockholders that are unaffiliated with Crystal River or Brookfield. Each member of the special committee is (i) an "independent director" as that term is defined in the rules of The Nasdaq Stock Market, (ii) disinterested with respect to the merger, (iii) not otherwise affiliated with Brookfield or Sub and (iv) not a member of Crystal River's management, other than Mr. Drake, our former lead independent director and the chairman of the special committee, who would meet the above criteria except that he agreed to serve as our Interim President and Chief Executive Officer upon the resignation of our former President and Chief Executive Officer. The special committee recommended that the board of directors authorize and approve in all respects the merger pursuant to the terms and conditions of the merger agreement. The members of the board of directors have unanimously resolved (with one director abstaining) that the merger, on the terms set forth in the merger agreement, is advisable, in the best interests of, and procedurally and substantively fair to, Crystal River and its stockholders that are unaffiliated with Crystal River or Brookfield.

        The obligations of Crystal River and Brookfield to complete the merger are subject to the conditions set forth in the merger agreement, which are summarized in the accompanying proxy statement. More information about Crystal River, Brookfield, the special meeting, the merger agreement and the merger is contained in the accompanying proxy statement. You are encouraged to read carefully the accompanying proxy statement in its entirety, including its annexes.

        Your vote is very important.    Crystal River cannot complete the merger unless the holders of a majority of the outstanding shares of Crystal River common stock entitled to vote at the special meeting vote in favor of the proposal to approve the merger. Whether or not you expect to attend the special meeting in person, we urge you to submit your proxy as promptly as possible (1) through the Internet, (2) by telephone or (3) by marking, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided. If you hold your shares in "street name," you should instruct your broker how to vote in accordance with your voting instruction card. If you do not submit your proxy, do not instruct your broker how to vote your shares or do not vote in person at the special meeting, it will have the same effect as a vote against the proposal to approve the merger. If you have any questions about the merger, please call MacKenzie Partners, Inc., toll-free at (800) 322-2885 or call collect at (212) 929-5500.

        On behalf of our board of directors, I thank you for your support and urge you to vote 'FOR' the merger proposal. Thank you in advance for your cooperation and continued support.

Sincerely,

Rodman L. Drake
 Chairman of the Board, President and Chief Executive Officer

CRYSTAL RIVER CAPITAL, INC.
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on July 30, 2010

To our Stockholders:

        We hereby notify you that we are holding a special meeting of stockholders of Crystal River Capital, Inc., which we refer to as "Crystal River," at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York, on Friday, July 30, 2010, at 1:00 p.m. local time. The special meeting is being held for the purpose of acting on the following matters:

  1.
  To consider and vote on a proposal, which we refer to as the merger proposal, to approve the merger of B Acquisition Sub Inc., a newly-formed Maryland corporation and an indirect wholly-owned subsidiary of Brookfield Asset Management Inc., an Ontario corporation, which we refer to as Brookfield, with and into Crystal River with Crystal River surviving as an indirect wholly-owned subsidiary of Brookfield, pursuant to the terms and subject to the conditions contained in the merger agreement, dated as of February 23, 2010, as the same may be amended, by and among Brookfield, B Acquisition Sub Inc. and Crystal River, a copy of which is attached as Annex A to the proxy statement accompanying this notice.

  2.
  To consider and vote on a proposal to adjourn the special meeting, if necessary to solicit additional proxies if there are insufficient votes to approve the merger proposal at the time of the special meeting, which we refer to as the adjournment proposal.

        The merger proposal is more fully described in the accompanying proxy statement, which you should read carefully in its entirety before voting. Acting on the recommendation of the Special Committee, the Crystal River board of directors recommends that you vote "FOR" the merger proposal and "FOR" the adjournment proposal.

        Only stockholders of record at the close of business on June 23, 2010 are entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof. A majority of the outstanding shares of Crystal River common stock entitled to vote at the special meeting must be voted in favor of the merger proposal in order for the merger to be completed. Therefore, your vote is very important. Your failure to vote your shares has the same effect as voting against the merger proposal.

        You should not send any certificates representing shares of Crystal River common stock with your proxy card. Upon closing of the merger, you will be sent instructions regarding the procedure to exchange your stock certificates for the cash merger consideration.

By order of the board of directors,

Jonathan C. Tyras
 Vice President, General Counsel
and Secretary
New York, New York
June 24, 2010

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

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ii

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SUMMARY TERM SHEET

        The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you, as a Crystal River stockholder. Accordingly, we encourage you to read carefully this entire proxy statement and its annexes. Each item in this summary includes a page reference directing you to a more complete description of that item. References to the "Crystal River," "we" or "us" in this proxy statement refer to Crystal River Capital, Inc. and its subsidiaries unless otherwise indicated by context.

        This proxy statement is dated June 24, 2010, and is first being mailed to stockholders of Crystal River on or about June 29, 2010.

The Parties to the Merger (page 12)

  •
  Crystal River Capital, Inc., a Maryland corporation, is a specialty finance real estate investment trust. Crystal River invests in commercial real estate, real estate loans, and real estate-related securities, such as commercial and residential mortgage-backed securities. The mailing address of our principal executive offices is Crystal River Capital, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010, telephone (212) 549-8400.

  •
  Brookfield Asset Management Inc., which we refer to as Brookfield, is an Ontario corporation. Brookfield is a global asset manager focused on property, renewable power and infrastructure assets, has over $100 billion of assets under management and is co-listed on the New York and Toronto Stock Exchanges under the symbol BAM and on NYSE Euronext under the symbol BAMA. The mailing address of Brookfield's principal executive offices is Brookfield Asset Management Inc., Suite 300, Brookfield Place, 181 Bay Street, P.O. Box 762, Toronto, Ontario, Canada M5J 2T3, telephone (416) 363-9491.

  •
  B Acquisition Sub Inc., which we refer to as Sub, is a Maryland corporation. Sub is a wholly-owned subsidiary of Brookfield US Corporation, which is a wholly-owned subsidiary of Brookfield. Sub was organized solely for the purpose of entering into the merger agreement and completing the proposed merger and has not engaged in any other business operations. The mailing address of B Acquisition Sub Inc.'s principal executive offices is c/o Brookfield Asset Management Inc., Three World Financial Center, 200 Vesey Street, 11th Floor, New York, New York 10281, telephone (212) 417-7000.

The Merger (page 57)

  •
  Sub will merge with and into Crystal River with Crystal River surviving as an indirect wholly-owned subsidiary of Brookfield, which we refer to as the merger pursuant to the terms and subject to the conditions contained in the merger agreement, dated as of February 23, 2010, as the same may be amended, by and among Brookfield, Sub and Crystal River, which we refer to as the merger agreement in this proxy statement, a copy of which is attached as Annex A to this proxy statement. At the effective time of the merger, each share of Crystal River's common stock, par value $0.001 per share, which we refer to as our common stock, issued and outstanding immediately prior to the effective time of the merger (not including any shares of our common stock held by Brookfield, Sub or Crystal River or any wholly-owned subsidiary of Brookfield or Crystal River) will be canceled and converted into the right to receive $0.60 in cash without interest less any required withholding tax.

Going-Private Transaction (page 49)

  •
  This is a "going private" transaction. As a result of the proposed merger, Crystal River will cease to be a publicly-traded company and will be wholly owned by Brookfield. You will no longer have any interest in our future losses, earnings or growth, if any. Following the

1

    completion of the merger, the registration of our common stock and our reporting obligations under the Securities Exchange Act of 1934, as amended, or the Exchange Act, will be terminated upon application to the Securities and Exchange Commission, which we refer to as the SEC. In addition, upon completion of the merger, our common stock will no longer trade over-the-counter and price quotations will no longer be available for our common stock.

The Merger Agreement (page 57)

  •
  Conduct of Crystal River Business Pending the Merger—Crystal River, Brookfield and Sub have agreed to take certain actions between the date of the merger agreement and the effective time of the merger, and we have also agreed to refrain from certain enumerated actions without Brookfield's consent, including actions that are outside the ordinary course of our business. See the section entitled "The Merger Agreement—Covenants Relating to Conduct of Our Business" on page 62.

  •
  Conditions to the Merger—The obligations of Brookfield, Sub and Crystal River to complete the merger are subject to the satisfaction or waiver of conditions as described in the merger agreement, including the absence of a material adverse change to the businesses, assets, financial condition or results of operations of Crystal River and our subsidiaries, taken as a whole (subject to certain exceptions set forth in the merger agreement) and obtaining necessary third-party consents. We expect to complete the merger shortly after the special meeting, but we cannot be certain when or if the conditions will be satisfied or waived. See the section entitled "The Merger Agreement—Conditions to the Merger" beginning on page 66.

  •
  Solicitation of Takeover Proposals—Prior to the stockholders' meeting, Crystal River's officers, directors, employees, investment bankers, attorneys, accountants, agents or other advisors or representatives may solicit proposals or offers, other than a proposal by Brookfield or Sub, for a merger, consolidation, share exchange, business combination, sale of all or substantially all of the assets or other similar transaction involving Crystal River or any of its subsidiaries, provided that any nonpublic information that Crystal River furnishes in connection with such proposals or offers is furnished pursuant to a confidentiality agreement that is no less restrictive than the confidentiality agreement entered into between Brookfield and Gleacher & Company Securities, Inc. (formerly known as Broadpoint Capital, Inc.), the Special Committee's financial advisor, which we refer to as Gleacher, on behalf of Crystal River. See the section entitled "The Merger Agreement—Solicitation of Transactions" on page 64.

  •
  Superior Proposals—If, prior to the stockholders' meeting, (a) Crystal River receives a takeover proposal (i) which constitutes a superior proposal or (ii) which a majority of the disinterested members of its board of directors in good faith concludes proposes consideration that is more favorable to Crystal River's stockholders than the transactions contemplated by the merger agreement and which could reasonably be expected to result in a superior proposal in all other respects, and (b) after giving notice to Brookfield and, if requested by Brookfield, after permitting Brookfield to improve the terms and conditions of the merger agreement (from the viewpoint of Crystal River and its stockholders), the takeover proposal remains a superior proposal to the merger, then the board of directors can withdraw its recommendation of the merger and may terminate the merger agreement with Brookfield and enter into an agreement to effect the superior proposal. See the section entitled "The Merger Agreement—Solicitation of Transactions" on page 64.

  •
  Termination of the Merger Agreement—The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after stockholder approval has been obtained, under circumstances as described in the merger agreement. See the section entitled "The Merger Agreement—Termination" beginning on page 68.

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  •
  No Termination Fees; Expense Reimbursement—The merger agreement does not require the payment of a termination fee if Crystal River accepts a superior bid. Crystal River will be obligated to reimburse Brookfield for all of its transaction expenses if the merger agreement is terminated other than as result of a breach by Brookfield (subject to a cap of $1,000,000 in certain circumstances). See the section entitled "The Merger Agreement—Expense Reimbursement" beginning on page 69.

Financing (page 71)

  •
  Brookfield's and Sub's obligations to complete the merger are not conditioned upon their ability to obtain financing for the merger. Based on information available as of the date of this proxy statement, Brookfield estimates that the total amount of funds necessary to complete the merger and related transactions and pay related fees and expenses, is approximately $16 million. Brookfield intends to obtain all such funds from its working capital.

Certain Effects of the Merger (page 48)

  •
  If the merger is completed, Sub will be merged with and into Crystal River, with Crystal River continuing as the surviving corporation and an indirect wholly-owned subsidiary of Brookfield, and you will be entitled to receive $0.60 in cash, without interest and less any applicable withholding taxes, for each share of our common stock you own. As a result of the merger, Crystal River will cease to be an independent, publicly-traded company. You will not own any shares of Crystal River.

The Special Meeting (page 72)

  •
  General; Time, Place and Purpose of the Special Meeting (page 72): The special meeting will be held on Friday, July 30, 2010 at 1:00 p.m. local time at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders.

  •
  Proposals (page 72):  At the special meeting you will be asked to consider and vote on the merger proposal and the adjournment proposal, and to consider and vote upon any other matter that may properly come before the special meeting or any adjournment or postponement thereof.

  •
  Record Date and Share Ownership (page 72):  Only stockholders of record at the close of business on June 23, 2010, the record date for the special meeting, are entitled to notice of and to vote at the special meeting and at any adjournment or postponement thereof. Our common stock is the only class of securities we have issued and outstanding. As of the record date, 500,000,000 shares of our common stock were authorized and 24,909,256 shares were outstanding.

  •
  Voting; Vote Required for Approval (page 73):  On all matters, each share of our common stock has one vote. Approval of the merger proposal requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote. Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of all the votes cast at the special meeting.

Treatment of Stock Options; Restricted or Unvested Shares of Common Stock and Stock Units (page 45)

  •
  None of the company stock options has an exercise price that is lower than $0.60, which is the per share merger consideration. Accordingly, holders of company stock options will not be entitled to any merger consideration in exchange for their options. All company stock options will be cancelled at the effective time of the merger.

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  Each restricted or otherwise unvested share of our common stock or stock unit outstanding immediately prior to the effective time of the merger will, as provided in Crystal River's 2005 Long-Term Incentive Plan, which we refer to as the Company Stock Plan, automatically become fully vested and eligible for payment as set forth in the merger. At the effective time of the merger, the Company Stock Plan will terminate.

Recommendation of the Special Committee and the Board of Directors (page 28)

  •
  The proposed merger was negotiated by a special committee, which we refer to as the Special Committee, of the Crystal River board of directors, which we refer to as the board of directors, formed to oversee the strategic review process. Each member of the Special Committee is (i) an "independent director" as that term is defined in the rules of The Nasdaq Stock Market, (ii) disinterested with respect to the merger, (iii) not otherwise affiliated with Brookfield or Sub and (iv) not a member of Crystal River's management, other than Mr. Drake, our former lead independent director and the chairman of the Special Committee, who would meet the above criteria except that he agreed to serve as our Interim President and Chief Executive Officer upon the resignation of our former President and Chief Executive Officer. The Special Committee has unanimously resolved that the merger pursuant to the terms and conditions of the merger agreement is advisable, in the best interests of, and procedurally and substantively fair to, Crystal River and its stockholders that are unaffiliated with Crystal River or Brookfield, whom we refer to as Unaffiliated Stockholders. The Special Committee recommended that the board of directors authorize and approve in all respects the merger pursuant to the terms and conditions of the merger agreement. The members of the board of directors have unanimously resolved (with one director abstaining) that the merger, on the terms set forth in the merger agreement, is advisable, in the best interests of, and procedurally and substantively fair to, Crystal River and its Unaffiliated Stockholders. The board of directors has approved the merger agreement and the merger and recommends that our stockholders vote "FOR" the merger proposal and "FOR" the adjournment proposal.

Reasons for the Merger and Factors Considered in Determining Fairness (page 28)

          In evaluating the merger and the other transactions contemplated in the merger agreement, the Special Committee and our board of directors considered both our short-term and long-term interests, as well as the fairness to and best interests of our Unaffiliated Stockholders. The Special Committee and our board of directors considered the following, among others:

  •
  In the event that we remained an independent entity, we would most likely file for bankruptcy or an involuntary petition for bankruptcy may be filed against us in light of our financial condition;

  •
  After over five months of pursuing and considering strategic alternatives, including Gleacher contacting 59 third parties to assess their interest in a strategic transaction with us, the merger with Brookfield was the only strategic alternative identified that would result in any value being received by our stockholders;

  •
  The maturity of Crystal River's senior secured credit facility with Brookfield US Corporation scheduled for May 2010, and the fact that the senior secured credit facility is secured by substantially all of the assets of Crystal River and the fact that (1) Crystal River does not have the liquidity necessary to repay the facility when it comes due and (2) it is highly unlikely that Crystal River can refinance the entire amount of the facility; and

  •
  In evaluating the merger and the other transactions contemplated in the merger agreement, the Special Committee consulted with its outside legal and financial advisors.

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          See the section entitled "Special Factors—Crystal River's Board of Directors' Reasons for the Merger and Factors Considered in Determining Fairness" on page 33 for further discussion of the Special Committee's and our board of directors' reasons for the merger.

Position of Brookfield as to the Fairness of the Merger (page 34)

  •
  Brookfield believes that the merger is both procedurally and substantively fair to the Unaffiliated Stockholders. Brookfield's belief is based upon the factors discussed in the section entitled "Special Factors—Position of Brookfield as to the Fairness of the Merger" beginning on page 34.

Interests of Crystal River's Directors and Executive Officers and Interests of Brookfield and its Directors and Executive Officers in the Merger (page 45)

  •
  In considering the recommendation of the board of directors, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder, and that may present actual or potential conflicts of interest.

  •
  As of the close of business on June 23, 2010, the record date for the special meeting, the directors and executive officers of Crystal River are entitled to vote, in the aggregate, 137,100 shares of our common stock, representing approximately 0.5% of the outstanding shares of our common stock. The directors and executive officers of Crystal River have informed Crystal River that they intend to vote all their shares of our common stock "FOR" the merger proposal. Craig J. Laurie, a director and our chief financial officer, abstained from the vote approving the merger because he is an employee of Brookfield and, accordingly, has not made any recommendation in support of or in opposition to the merger. Jonathan C. Tyras, the only executive officer of Crystal River that is not a director, has not made any recommendation in support of or in opposition to the merger.

  •
  As of the close of business on June 23, 2010, the record date for the special meeting, Brookfield and its affiliates are entitled to vote 2,090,751 shares of our common stock, representing approximately 8.4% of the outstanding shares of our common stock. Brookfield and its affiliates have informed Crystal River that they intend to vote all their shares of our common stock "FOR" the merger proposal.

Opinion of Broadpoint Capital, Inc. (now known as Gleacher & Company Securities, Inc.) (page 37 and Annex B)

  •
  In connection with Crystal River's determination to enter into the merger agreement, Gleacher, as financial advisor to the Special Committee, delivered to the board of directors a written opinion that, as of the date of the opinion, the consideration of $0.60 per share of Crystal River's common stock in cash, without interest thereon, to be paid to the stockholders of Crystal River (other than Brookfield and its affiliates and any other affiliates of Crystal River) in the merger was fair, from a financial point of view, to such holders. The full text of the written opinion, dated February 23, 2010, of Gleacher, which describes, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Gleacher in connection with rendering its opinion, is attached as Annex B to this proxy statement and is incorporated by reference in its entirety into this proxy statement. Stockholders are encouraged to read the opinion carefully in its entirety. Gleacher's opinion was provided for the information and assistance of the board of directors in connection with its consideration of the merger and does not constitute a recommendation to any stockholder as to how to vote with respect to the merger or any other matter.

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 Regulatory Approvals (page 53)

  •
  We are not aware of any governmental license or regulatory permit that appears to be material to Crystal River's business that might be adversely affected by the merger or of any approval or other action by any government or governmental administrative or regulatory authority or agency, domestic or foreign, which would be required pursuant to the merger, other than the filing of the articles of merger with, and the acceptance of the articles for record by, the State Department of Assessments and Taxation of Maryland. Should any such approval or other action be required or desirable, we currently contemplate that such approval or other action will be sought. There is no current intent to delay the merger pending the outcome of any such matter. There can be no assurance that any such approval or other action, if needed, would be obtained (with or without substantial conditions) or that if such approvals were not obtained or such other actions were not taken, adverse consequences would not result to Crystal River's business, which could cause us or Brookfield to elect to terminate the merger.

Material U.S. Federal Income Tax Consequences (page 51)

  •
  The exchange of shares of our common stock for cash pursuant to the merger agreement generally will be a taxable transaction for U.S. federal income tax purposes. Stockholders who exchange their shares of our common stock in the merger generally will recognize gain or loss in an amount equal to the difference, if any, between the cash received in the merger and their adjusted tax basis in their shares of our common stock. You should consult your tax advisor for a complete analysis of the effect of the merger on your federal, state and local and/or foreign taxes.

No Appraisal Rights (page 54)

  •
  In accordance with applicable law and Crystal River's charter, Crystal River's stockholders will not have any statutory rights to demand and receive payment of the fair value of the stockholder's shares of our common stock as a result of the transactions contemplated by the merger or the merger agreement.

Trading Market and Price of Crystal River's Common Stock (page 78)

  •
  Our common stock currently trades on the over-the-counter market under the symbol "CYRV." During the twelve months ended June 24, 2010, the trading price of our common stock on the over-the-counter market ranged from $0.31 to $2.47.

Credit Agreement Amendment (page 92)

  •
  Concurrently with entering into the merger agreement with Brookfield, we entered into the Fourth Amendment, which we refer to as the Fourth Amendment, to our amended and restated revolving credit agreement, dated as of November 8, 2007, as amended to date, which we refer to as the credit agreement, with Brookfield US Corporation, an affiliate of Brookfield, pursuant to which the maturity date of the credit agreement was extended to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that notwithstanding the foregoing, the term shall expire upon the latest of (i) May 25, 2010, (ii) the effective time of the merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. In addition, Brookfield US Corporation consented to the merger and the separate sale by us of certain of our assets as contemplated by the merger agreement. For additional information with respect to the sale of these assets contemplated by the merger agreement, please see "The Merger Agreement—Additional Transactions" beginning on page 65.

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 Litigation (page 53)

  •
  On March 2, 2010, plaintiff Fazal Mahmood filed a complaint in the Circuit Court for Baltimore City, Maryland. The amended complaint, filed on April 13, 2010, names as defendants the members of Crystal River's board of directors: Rodman L. Drake, Janet Graham, Harald R. Hansen, Craig J. Laurie, William F. Paulsen and Louis P. Salvatore. The plaintiff alleges on behalf of a putative class of Crystal River stockholders that the individual defendants breached their fiduciary duties towards the plaintiff and the other public stockholders of Crystal River in connection with the proposed sale of Crystal River to Brookfield and Sub pursuant to the merger. See the section entitled "Special Factors—Litigation" on page 53.

  •
  On March 2, 2010, plaintiffs Milton P. Silva and Shaher Tadros filed a complaint in the Supreme Court of the State of New York, County of New York. The amended complaint, filed April 15, 2010, names as defendants the members of Crystal River's board of directors: Rodman L. Drake, Janet Graham, Harald R. Hansen, Craig J. Laurie, William F. Paulsen and Louis P. Salvatore. The plaintiffs allege on behalf of a putative class of Crystal River stockholders that the individual defendants breached their fiduciary duties towards the plaintiffs and the other public stockholders of Crystal River in connection with the proposed sale of Crystal River to Brookfield and Sub pursuant to the merger. See the section entitled "Special Factors—Litigation" on page 53.

  •
  On March 5, 2010, plaintiff Gary P. Klahr filed a complaint in the Circuit Court for Baltimore City, Maryland. The amended complaint, filed on April 13, 2010, names as defendants the members of Crystal River's board of directors: Rodman L. Drake, Janet Graham, Harald R. Hansen, Craig J. Laurie, William F. Paulsen and Louis P. Salvatore. The plaintiff alleges on behalf of a putative class of Crystal River stockholders that the individual defendants breached their fiduciary duties towards the plaintiff and the other public stockholders of Crystal River in connection with the proposed sale of Crystal River to Brookfield and Sub pursuant to the merger. See the section entitled "Special Factors—Litigation" on page 53.

  •
  On April 29, 2010, the two Maryland actions were consolidated into one action. See the section entitled "Special Factors—Litigation" on page 53.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers briefly address some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a stockholder of Crystal River. Please refer to the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement.

  The Special Meeting

  Q:
  Why did you send me this proxy statement?

  A:
  We sent you this proxy statement and the enclosed proxy card because our board of directors is asking for your proxy to vote your shares at the special meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the meeting.

  Q:
  Who can vote?

  A:
  All stockholders who owned our common stock as of the close of business on June 23, 2010, the record date, are entitled to vote at the special meeting. As of June 23, 2010, there were a total of 24,909,256 shares of our common stock outstanding and entitled to vote at the special meeting. You are entitled to one vote for each share of our common stock that you own.

  Q:
  What happens if the merger is not consummated?

  A:
  If the merger proposal is not approved by Crystal River's stockholders or if the merger is not completed for any other reason, Crystal River's stockholders will not receive any payment for their shares of our common stock. Instead, Crystal River will remain an independent public company, its common stock will continue to be registered with the SEC and traded over-the-counter and our stockholders will continue to be subject to the same risks and opportunities as they currently face with respect to their ownership of our common stock. The merger agreement does not require the payment of a termination fee if Crystal River accepts a superior bid. Crystal River will be obligated to reimburse Brookfield for all of its transaction expenses if the merger agreement is terminated other than as result of a breach by Brookfield (subject to a cap of $1,000,000 in certain circumstances). See "The Merger Agreement—Expense Reimbursement" beginning on page 69. If the merger is not consummated, no superior bid is received and our senior secured credit facility is not extended, Crystal River may be required to seek protection from its creditors by filing under the U.S. Bankruptcy Code, or an involuntary petition for bankruptcy may be filed against us in light of our financial condition. See "Special Factors—Crystal River Special Committee's Reasons for the Merger and Factors Considered in Determining Fairness" beginning on page 28.

  Q:
  What should I do now in order to vote on the proposals being considered at the special meeting?

  A:
  Crystal River stockholders as of the record date may vote by proxy by marking, signing and dating the enclosed proxy card and returning it in the postage paid envelope provided or by submitting a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. If you hold our common stock in "street name," which means your shares are held of record by a broker, bank or nominee, you must complete, sign, date and return the enclosed voting instruction form to the record holder of your shares with instructions on how to vote your shares. Please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions using the Internet or telephone.

8

    Additionally, you also may vote in person by attending the special meeting. If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Please note, however, that if your shares are held in "street name," and you wish to vote at the special meeting, you must bring a proxy from the record holder of the shares authorizing you to vote at the special meeting. Whether or not you plan to attend the special meeting, you should submit your proxy or voting instruction form as described in this proxy statement.

  Q:
  Should I send in my stock certificates or other evidence of ownership now?

  A:
  No. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of our common stock for the merger consideration. If your shares of our common stock are held in "street name" by your broker, bank or other nominee you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your "street name" shares in exchange for the merger consideration. Please do not send your certificates in now.

  Q:
  If my shares are held in "street name" by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

  A:
  No. Your broker, bank or nominee will vote only if you provide instructions on how to vote. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting against the merger for purposes of the vote required under Maryland law.

  Q:
  Can I change my vote after I return my proxy card?

  A:
  Yes. At any time before the vote on a proposal, you can change your vote either by giving us a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card or submitting a later proxy over the Internet or by telephone or by attending the special meeting and voting your shares in person. Your attendance at the special meeting will not, by itself, revoke a proxy previously given by you. We will honor the proxy card or authorization with the latest date.

    Proxy revocation notices or new proxy cards should be sent to Crystal River Capital, Inc. c/o American Stock Transfer & Trust Company, 6201 Fifteenth Avenue, Brooklyn, New York 11219, Attention: Donna Ansbro.

    Please note that if you hold your shares of our common stock in "street name" and you have instructed a broker, bank or other nominee to vote your shares, the above-described options for changing your vote do not apply, and instead you must follow the instructions received from your broker, bank or other nominee to change your vote.

  Q:
  What does it mean if I get more than one proxy card or voting instruction card?

  A:
  If your shares are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction card. Please complete and return all the proxy cards or voting instruction cards you receive to ensure that all your shares are voted.

  Q:
  How are votes counted?

  A:
  Votes cast by proxy or in person at the special meeting will be tabulated by the Inspector of Elections, a representative from American Stock Transfer & Trust Company. The Inspector

9

    will also determine whether or not a quorum is present. The presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at the special meeting will constitute a quorum at the special meeting.

    The Inspector will treat ballots that are marked ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will have the same effect as votes against the merger proposal and will have no effect on the adjournment proposal. Only shares affirmatively voted for a proposal, including properly executed proxies that do not contain specific voting instructions, will be counted for that proposal. If you do not vote your shares, it will have the same effect as a vote against the merger proposal, but no effect on the adjournment proposal. Because the matters to be voted on at the special meeting are not "routine," there are not expected to be any broker non-votes.

  Q.
  Who pays for this proxy solicitation?

  A:
  We do. In addition to sending you these materials, some of our officers and directors may contact you by telephone, by mail or in person. None of these officers or directors will receive any extra compensation for doing this.

  Q.
  What happens if I sell my shares before the special meeting?

  A
  The record date for the special meeting, June 23, 2010, is earlier than the date of the special meeting. If you held your shares on the record date but transfer them prior to the effective time of the merger, you will retain your right to vote at the special meeting, but you will lose the right to receive the merger consideration for your shares. The right to receive such merger consideration will pass to the person who owns your shares when the merger becomes effective.

  The Merger

  Q.
  How was the merger consideration to be paid to holders of our common stock determined?

  A.
  The merger consideration was determined as a result of arm's length negotiations between representatives of Brookfield, on the one hand, and the Special Committee, on the other hand.

  Q.
  Why should I vote my shares in favor of the approval of the merger?

  A.
  Unless the holders of a majority of the outstanding shares of our common stock entitled to vote on the merger vote in favor of the merger, the merger will not occur. Our Special Committee and board of directors are recommending approval of the merger because our Special Committee and board of directors believe that the merger pursuant to the terms and conditions of the merger agreement, is advisable, in the best interests of, and procedurally and substantively fair to, Crystal River and its Unaffiliated Stockholders. See "Special Factors—Recommendation of Crystal River's Board of Directors" beginning on page 33.

  Q.
  When is the merger expected to be completed?

  A.
  We are working towards completing the merger as quickly as possible. The merger cannot be completed until a number of conditions are satisfied, including approval of the merger by our stockholders at the special meeting. Assuming the holders of a majority of the outstanding shares of our common stock entitled to vote on the merger vote in favor of the merger, we expect to complete the merger shortly after the completion of the special meeting.

10

  Q.
  Where can I find more information about Crystal River?

  A.
  We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov. You also may request copies of these documents from us. See "Other Matters—Where You Can Find More Information" on page 97.

  Q:
  Who can help answer my other questions?

  A:
  If you have more questions about the merger, please contact our proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or call collect at (212) 929-5500. If your broker, bank, or other nominee holds your shares, you should also call your broker, bank, or other nominee for additional information.

11

SPECIAL FACTORS

The Parties to the Merger

Crystal River is a Maryland corporation that has invested in commercial real estate, real estate loans and instruments, real estate-related securities, such as commercial and residential mortgage-backed securities, and various other asset classes.

        Crystal River was organized on January 25, 2005 by Brookfield Investment Management Inc., an affiliate of Brookfield. The mailing address of our principal executive offices is Crystal River Capital, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010, telephone (212) 549-8400.

        Additional information about Crystal River is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed on March 26, 2010 with the SEC and attached hereto as Annex C, which we refer to as our Form 10-K and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010, filed with the SEC on May 17, 2010 and attached hereto as Annex D, which we refer to as our First Quarter Form 10-Q. Our Form 10-K and our First Quarter Form 10-Q are incorporated into this proxy statement by reference. See "Other Matters—Where You Can Find More Information" beginning on page 97.

        Brookfield, an Ontario corporation, is a global asset manager focused on property, renewable power and infrastructure assets, has over $100 billion of assets under management and is co-listed on the New York and Toronto Stock Exchanges under the symbol BAM and on NYSE Euronext under the symbol BAMA. The mailing address of Brookfield's principal executive offices is Brookfield Asset Management Inc., Suite 300, Brookfield Place, 181 Bay Street, P.O. Box 762, Toronto, Ontario, Canada M5J 2T3, telephone (416) 363-9491.

        Sub, a Maryland corporation, is a wholly-owned subsidiary of Brookfield US Corporation, which is a wholly-owned subsidiary of Brookfield. Sub was organized solely for the purpose of entering into the merger agreement and completing the proposed merger and has not engaged in any other business operations. The mailing address of B Acquisition Sub Inc.'s principal executive offices is c/o Brookfield Asset Management Inc., Three World Financial Center, 200 Vesey Street, 11th Floor, New York, New York 10281, telephone (212) 417-7000.

Background of the Merger

        From time to time following its initial public offering in March 2005, Crystal River's board of directors, in consultation with its management, has reviewed and considered alternative plans for enhancing stockholder value, including, among others, potential strategic initiatives, business combinations and capital raising transactions, in light of changing real estate capital market conditions and Crystal River's short and long term business strategies.

        Throughout the course of 2007, the commercial mortgage-backed securities markets displayed increasing liquidity-related distress in addition to the distress that had already begun in the residential mortgage-backed securities markets. In 2009, commercial mortgage backed securities markets began to experience a second layer of stress, as adverse credit events at the underlying loan level began to increase, and, in the residential sector, many of the long-awaited losses from the high delinquency levels percolated through the various securitizations that own these loans. Real estate values across the board experienced a significant decline between 2007 and 2009. Crystal River's business, like many other commercial and residential real estate credit investors, was adversely affected by the dual factors of diminishing liquidity and the increasing incurrence of adverse credit events. Diminished liquidity negatively impacted the market value of Crystal River's investments while adverse credit events negatively impacted the prospective cash flow from its investments.

        During the early summer of 2009, Crystal River explored the possibility of raising capital through the public equity markets to bolster our liquidity and to have cash available to take advantage of

12

investment opportunities that might be presented by distressed market conditions. At a meeting of Crystal River's board of directors held on August 3, 2009, William M. Powell, who was at the time the Chief Executive Officer of Crystal River, and other members of management informed the board of directors that, based on their discussions with potential underwriters, raising capital in the equity markets was not a viable option for Crystal River. In their view, investors were unwilling to invest any further equity in mortgage real estate investment trusts (referred to as "REITs"), such as Crystal River, that had acquired real estate-related debt securities prior to the onset of the credit crisis because of market perception that the underlying loans would experience greater than expected default rates and, as a result, any such company's long-term prospects may have been irreparably damaged.

        At the August 3, 2009 meeting, management also informed the board of directors that a substantial increase in the delinquency rates of Crystal River's CMBS portfolio had occurred during the second quarter of 2009, which would adversely impact its future cash flows. In light of this development, management recommended that the board of directors suspend the quarterly dividend to stockholders. Among other things, management believed that Crystal River's net cash flows were needed to make principal payments on its $28.9 million outstanding under the senior secured credit facility with Brookfield US Corporation, a subsidiary of Brookfield and an affiliate of Crystal River's external manager, which was scheduled to mature on May 25, 2010. In light of the relationship between Crystal River's external manager and its senior lender, management further recommended that the board of directors form a special committee of disinterested directors to consider these matters and engage independent legal counsel and financial advisors. On August 3, 2009, the closing price of Crystal River's common stock was $2.19 per share.

        During the month of August 2009, the independent directors on Crystal River's board of directors met on eleven separate occasions following the August 3, 2009 meeting of the board of directors, and, in the course of such meetings, engaged in various discussions concerning the financial condition and prospects of Crystal River. During an executive session of the board of directors held on August 6, 2009, the independent directors discussed recent developments with respect to Crystal River and its financial condition. During these discussions, the Special Committee identified as an area of concern the fact that its $28.9 million outstanding under the senior secured credit facility with Brookfield US Corporation became due on May 25, 2010 and the likelihood that Crystal River would be unable to satisfy such repayment obligation without obtaining new financing to repay the loan from Brookfield US Corporation. In light of the then current market environment for obtaining debt financing and Crystal River's projected cash flow position, it was unlikely that Crystal River would be able to obtain the necessary financing. At this meeting, the independent directors also determined to engage an independent financial advisor to assist them in evaluating Crystal River's strategic alternatives.

        In a meeting of the board of directors held on August 7, 2009, management recommended that the board of directors approve a regular quarterly dividend of $0.10 per share of common stock for the third quarter of 2009, which was consistent with prior dividends, and defer any decision on reducing or suspending the quarterly dividend until a more in-depth review of the company's CMBS portfolio could be completed. On August 9, 2009, during an executive session of the board of directors, the independent directors discussed Crystal River's financial condition and potential courses of action for Crystal River, including, among other topics, the feasibility of accessing the capital markets, restructuring existing indebtedness or selling the company; the independent directors further discussed the engagement of an independent financial advisor.

        On August 18, 2009, the Crystal River board of directors formed the Special Committee, comprised of Rodman L. Drake, Janet Graham, Harald R. Hansen, William F. Paulsen and Louis P. Salvatore, who, at the time, were all of the independent members of its board of directors (as discussed below, Mr. Drake subsequently become our Interim President and Chief Executive Officer, which resulted in his not being an "independent director" as that term is defined in the rules of The Nasdaq Stock Market). See "Past Contacts, Transactions, Negotiations and Agreements—Transactions Between the Brookfield Entities and Our Executive Officers and Directors" beginning on page 96. The Special

13

Committee was formed for the purposes, among other matters, of considering all strategic alternatives available to Crystal River, considering and evaluating all matters relating to its relationship with Brookfield and affiliated entities, and to assess potential modifications to, or restructurings of, Crystal River's outstanding liabilities. The Special Committee engaged Goodwin Procter LLP as its counsel. At a meeting of the Special Committee held on August 19, 2009, the Special Committee discussed the senior secured credit facility with Brookfield US Corporation, including concerns with respect to Crystal River's liquidity in light of the scheduled maturity within a year and the current market for obtaining debt financing. Accordingly, the Special Committee directed its advisors to contact Brookfield US Corporation to explore the possibility of extending, or otherwise restructuring, Crystal River's senior secured credit facility. At this meeting, the Special Committee also reviewed and discussed proposals from potential financial advisors.

        At a meeting of the Special Committee held on August 20, 2009, the Special Committee met separately with two potential financial advisors who made presentations as to their qualifications. Following those presentations, the Special Committee decided to engage Gleacher as its independent financial advisor. At a meeting of the Special Committee held on August 22, 2009, the Special Committee was briefed by its advisors on recent discussions with Brookfield concerning the potential for amending the senior secured credit facility with Brookfield US Corporation and then discussed a proposal for amending the senior secured credit facility. On August 23, 2009, the Special Committee met and further discussed a potential proposal for amending the senior secured credit facility. Later in the day on August 23, 2009, the Special Committee delivered to Brookfield US Corporation a written proposal to restructure the senior secured credit facility, which contemplated an extension of the maturity date, an exchange of a portion of the outstanding principal for equity, mandatory principal amortization payments (the amount of which depended on the company's cash flows) and a reduced dividend to stockholders.

        Following the delivery of this proposal, the parties and their advisors engaged in multiple discussions and exchanged multiple restructuring proposals through the remainder of August 2009 and through September 2009. During the course of these communications, among other matters discussed, the Special Committee's advisors requested a reduction in the outstanding principal, and Brookfield US Corporation indicated that it was not willing to reduce the outstanding principal balance of the Crystal River indebtedness as part of any restructuring because it (i) had no obligation to do so and (ii) did not believe that it was in its interests to do so because Brookfield US Corporation believed it had the right to be repaid in full and did not have an incentive to reduce the outstanding principal balance, particularly on a loan that has a below market rate of interest. Brookfield US Corporation further indicated that any extension in the maturity date must be coupled with a requirement that Crystal River use some portion of current cash flow to amortize the outstanding principal. Ultimately, the Special Committee did not finalize an agreement to restructure the senior secured credit facility with Brookfield US Corporation because of the need to preserve liquidity in order to pursue other alternatives that were believed to provide a better route to enhancing stockholder value including a potential restructuring of Crystal River's trust preferred securities, a sale of Crystal River or a sale of certain of its assets or some other form of strategic transaction, equity investment or capital infusion with a third party.

        On August 24, 2009, the Special Committee met and further discussed its proposal for amending the senior secured credit facility with Brookfield US Corporation and generally discussed other potential strategic alternatives. At a meeting of the Special Committee held on August 25, 2009, the Special Committee discussed the potential amendment of Brookfield's senior secured credit facility, including Brookfield's response to its proposal, and generally discussed the process for soliciting parties interested in pursuing a strategic transaction. At a meeting of the Special Committee held on August 27, 2009, the Special Committee discussed a possible amendment of the senior secured credit facility and recommended that the board of directors appoint Rodman L. Drake as the Crystal River's Interim President and Chief Executive Officer following the resignation of William M. Powell. On

14

August 28, 2009, Mr. Powell resigned, and the board of directors appointed Mr. Drake as the Interim President and Chief Executive Officer.

        On August 28, 2009, Crystal River issued a press release publicly announcing the formation of the Special Committee and the commencement of its review of Crystal River's strategic alternatives. Crystal River concurrently announced the resignation of William M. Powell as Chief Executive Officer of the company to pursue other opportunities within Brookfield and the appointment of Rodman L. Drake as Chairman of the board of directors and as the President and Interim Chief Executive Officer. On August 28, 2009, the closing price of Crystal River's common stock was $1.68 per share.

        During September, October and November of 2009, at the direction of the Special Committee, Gleacher contacted a variety of third parties to explore whether such parties had any interest in pursuing discussions with Crystal River regarding a purchase of some or all of its assets, a business combination with Crystal River, some other form of strategic transaction, any equity investment or other form of capital infusion. In its solicitations on behalf of Crystal River, Gleacher targeted multiple types of potential transaction counterparties, such as REITs and other real estate owners, investors who invest in triple-net leased properties, diversified financial institutions, commercial mortgage servicers, financial sponsors with an interest in real estate or securitized debt, Crystal River's existing stakeholders and other opportunistic investors. Of the 59 parties Gleacher contacted on our behalf, 25 executed confidentiality agreements with Crystal River and conducted diligence on Crystal River and its assets through an electronic data site that had been set up for diligence purposes.

        The Special Committee met on five separate occasions in September 2009 and on five separate occasions in October 2009. During those meetings, the Special Committee was kept apprised of Gleacher's efforts to solicit parties interested in a strategic transaction and continued to review the financial condition and prospects of Crystal River's assets, particularly the effect of increasing delinquency rates on the cash flow from Crystal River's CMBS portfolio.

        Following the formation of the Special Committee, at various times from September to November 2009, representatives of Brookfield advised the Special Committee and Gleacher that Brookfield supported us pursuing a strategic transaction with a third party, and that Brookfield did not wish to participate in a bidding process so that it would be free of perceived conflicts.

        At a meeting of the Special Committee held on September 2, 2009, the Special Committee discussed the status of discussions with potentially interested parties regarding potential strategic alternatives and the status of the potential amendment of the senior secured credit facility. At a meeting of the Special Committee held on September 9, 2009, the Special Committee discussed the status of the potential amendment of the senior secured credit facility and the status of discussions with potential strategic transaction partners. On September 11, 2009, the Special Committee met and discussed the status of the potential amendment of the senior secured credit facility and the status of discussions with potential strategic transaction partners. At a meeting of the Special Committee held on September 17, 2009, the Special Committee discussed the status of discussions with potential strategic transaction partners and Crystal River's financial condition. At a meeting of the Special Committee held on September 29, 2009, the Special Committee discussed the status of discussions with potential strategic transaction partners and Crystal River's financial condition and a revised proposal for amending the senior secured credit facility.

        On October 2, 2009, the Special Committee met and discussed Crystal River's financial condition and the potential amendment of the senior secured credit facility. On October 6, 2009, the Special Committee met and discussed the potential amendment of the senior secured credit facility and Gleacher updated the Special Committee on its discussions of strategic alternatives with potential interested parties. On October 12, 2009, the Special Committee met and discussed the potential amendment of the senior secured credit facility, Crystal River's financial condition and a potential restructuring of Crystal River's outstanding trust preferred securities. On October 19, 2009, the Special

15

Committee met and discussed a potential restructuring of Crystal River's outstanding trust preferred securities and was updated by Gleacher on its discussions with potential strategic transaction partners.

        On October 15, 2009, Mr. Drake and representatives of Gleacher met separately with Steven D. Lebowitz, a stockholder of Crystal River. In these meetings, Mr. Lebowitz expressed his views on an appropriate business strategy for the company and indicated that he was not interested in participating in a bidding process with respect to a strategic transaction involving Crystal River.

        On October 22, 2009, representatives of Gleacher met with representatives of the collateral manager, Taberna Capital Management, LLC, which we refer to as the Trust Preferred Collateral Manager, for the two collateral debt obligations securitization vehicles that owned Crystal River's outstanding trust preferred securities, Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd., which we refer to as the Trust Preferred Holders, to explore the feasibility of restructuring those trust preferred securities and whether the Trust Preferred Holders had any interest in pursuing a strategic transaction with Crystal River. The Trust Preferred Collateral Manager is not affiliated with Crystal River or Brookfield. On October 26, 2009, the Special Committee met and discussed a potential restructuring of Crystal River's outstanding trust preferred securities and was updated on the discussion with the Trust Preferred Collateral Manager.

        During October 2009, representatives of Gleacher contacted Brookfield to explore if it had an interest in agreeing upon the terms of a restructuring of its senior secured credit facility that could be offered to all third party bidders for Crystal River. Brookfield indicated that it did not wish to proceed in this manner, but that it would be willing to discuss the senior secured credit facility with third party bidders selected by the Special Committee during its strategic review process that requested such discussions.

        During the course of Gleacher's various conversations with potential bidders, several parties expressed various concerns with our financial condition and assets as reasons for declining to pursue a strategic transaction, including, among others, concerns over the ultimate value of our deeply subordinated CMBS bonds and the risk of foreclosure for our triple-net leased properties when their respective mortgage loans mature.

        In a meeting of the Special Committee held on November 2, 2009, following discussion of the concerns expressed by certain potential bidders, the Special Committee discussed its belief that, despite previously indicating it did not want to participate in a bidding process, Brookfield might be willing to consider submitting a proposal to acquire the company that would provide value to the Crystal River stockholders. Following that meeting, Mr. Drake and representatives of Gleacher met with Mr. Powell, Managing Partner of Brookfield. At the direction of the Special Committee, Mr. Drake and the Gleacher representatives, among other matters discussed, requested that Brookfield consider participating in the bidding process being run by Gleacher on behalf of Crystal River.

        In addition, at a meeting of Crystal River's board of directors held on November 2, 2009, the board of directors revisited the topic of the regular quarterly dividend to common stockholders and determined to suspend payment of any dividends to preserve liquidity for Crystal River in consideration of the large increase in the delinquency rate in Crystal River's CMBS portfolio and the resulting uncertainty regarding future operating cash flows. The suspension of the quarterly dividend was publicly disclosed in the press release issued by Crystal River on the evening of November 6, 2009 announcing the company's earnings for the third quarter of 2009. On November 6, 2009 (prior to the press release), the closing price of Crystal River's common stock was $1.16 per share. On November 9, 2009 (the first trading day following the press release), the closing price of Crystal River's common stock was $0.60 per share.

        On November 4, 2009, Gleacher distributed a "bid process letter" to the 19 parties that had indicated a preliminary interest in a strategic transaction with Crystal River, as well as to Brookfield, which letter outlined a process for submitting non-binding proposals for a strategic transaction. The bid process letter contemplated that the proposals could relate to an acquisition of the entire company or

16

of only selected assets. The bid process letter established November 13, 2009 as the deadline for submitting proposals.

        Following receipt of the bid process letter, representatives of Brookfield, the Special Committee and Gleacher engaged in several discussions regarding a potential acquisition by Brookfield of the outstanding common stock of Crystal River not owned by Brookfield. In November 2009, Brookfield engaged Sidley Austin LLP as its counsel.

        On November 12, 2009, Brookfield informed representatives of the Special Committee and Gleacher that it had decided not to participate in the bidding process. Brookfield believed that any third party bidder for the common stock of Crystal River may seek an arrangement with Brookfield in respect of the senior secured credit facility with Brookfield US Corporation, and that Brookfield's participation in the process as a bidder for our common stock could have a chilling effect on other potential bids. For this reason, Brookfield decided not to participate in the bidding process. Brookfield indicated that, in the event that the Special Committee did not receive indications of interest that it wished to pursue, Brookfield remained open to considering the development of a comprehensive solution that addressed the interests of Brookfield as senior lender, the Trust Preferred Holders and the stockholders.

        Crystal River received five preliminary written non-binding indications of interest on or before the November 13, 2009 deadline, none of which involved a proposal to acquire all of its common stock and only one of which involved a proposal to acquire all of its assets. Bidder A submitted a proposal to acquire all or substantially all of Crystal River's assets for a cash purchase price of $37.5 million and to assume no liabilities other than the $219 million mortgage indebtedness secured by our triple-net leased properties. Bidder B proposed to purchase certain CMBS bonds and a mezzanine loan for $10 million in cash. Bidder C proposed to purchase certain CMBS bonds and the equity interests in two collateral debt obligations securitization vehicles, Crystal River CDO 2005-1, Ltd., which we refer to as CDO 1, and Crystal River Resecuritization 2006-1 Ltd., which we refer to as CDO 2, and together as our CDOs, for $2.5 million in cash, with Crystal River obtaining the right to receive 15% of any special servicing fees received by Bidder C. Bidder D and Bidder E proposed to purchase solely our triple-net leased properties for $13.0 million and $10.0 million in cash, respectively, and to assume the $219 million of senior debt secured by those properties. On November 13, 2009, the closing price of Crystal River's common stock was $0.60 per share.

        In reviewing these proposals at a meeting of the Special Committee held on November 16, 2009, the Special Committee noted that none of these proposals would satisfactorily resolve Crystal River's liquidity issues. Crystal River's outstanding liabilities significantly exceeded the consideration in each proposal. At the time, Crystal River's senior secured credit facility with Brookfield US Corporation had an outstanding principal balance of $28.9 million and Crystal River had trust preferred securities outstanding with an aggregate liquidation preference of $50 million. A sale of all or substantially all of Crystal River's assets under Bidder A's proposal would have resulted in no value to the stockholders after the satisfaction of these liabilities. The other proposals to sell selected assets would not have provided sufficient cash to satisfy Crystal River's liabilities in full but would have further reduced Crystal River's already deteriorating anticipated cash flows because revenue-producing assets would have been sold. In light of the bids received, the Special Committee discussed alternative courses of action, the most likely of which was Crystal River filing for bankruptcy. After discussion, the Special Committee instructed Mr. Drake and Gleacher to again contact Brookfield and explore the feasibility of a business combination transaction that would provide value to the Crystal River stockholders. The Special Committee also instructed Gleacher to contact the Trust Preferred Collateral Manager to explore the feasibility of restructuring the trust preferred securities to reduce the company's liabilities.

        On November 18, 2009, Mr. Drake and representatives of Gleacher met with Mr. Powell and encouraged Brookfield to reconsider submitting a proposal to acquire all of the outstanding common

17

stock of Crystal River. Brookfield indicated that it would reconsider submitting a proposal following this meeting.

        On November 18, 2009, the Special Committee held a meeting at which, among other matters, it further discussed the potential alternative courses of action for Crystal River and was briefed on Mr. Drake's and Gleacher's discussions with Brookfield.

        On November 19, 2009, representatives of Gleacher had a telephonic conversation with representatives of the Trust Preferred Collateral Manager and discussed the possibility of exploring a restructuring of Crystal River's outstanding trust preferred securities. The representatives of the Trust Preferred Collateral Manager indicated that it would be willing to consider a restructuring proposal from Crystal River. Brookfield did not participate in the discussions regarding the restructuring of the trust preferred securities, but, in its capacity as senior lender, was apprised from time to time of the progress of discussions.

        On November 24, 2009, Bidder F submitted an oral preliminary non-binding indication of interest in which it proposed to purchase solely our triple-net leased properties for $10 - 13 million in cash, subject to certain conditions, and to assume the $219 million of senior debt secured by those properties.

        On November 25, 2009, Brookfield submitted a written preliminary non-binding indication of interest to acquire all of the outstanding shares of Crystal River's common stock not owned by Brookfield. Brookfield did not provide an offer price in its indication of interest but did indicate that the per share consideration would be at a premium to the then-current market price. On November 25, 2009, the closing price of Crystal River's common stock was $0.51 per share. In addition to customary closing conditions, Brookfield's proposal required that, prior to closing, Crystal River transfer to an unaffiliated third party all of the notes and equity interests held by Crystal River and its subsidiaries that were issued by our CDOs and their affiliated U.S. co-issuers, or alternatively, that Brookfield also would consider the sale by CDO 1 of certain defaulted securities. In addition, Brookfield's proposal indicated that it anticipated a restructuring of Crystal River's outstanding trust preferred securities occurring prior to or concurrently with the proposed acquisition. The indication of interest was subject to further due diligence (including tax, accounting and legal due diligence).

        At a meeting held on November 30, 2009, the Special Committee reviewed and discussed the proposal submitted by Brookfield. The Special Committee also discussed the possibility of restructuring Crystal River's trust preferred securities and was apprised of Gleacher's discussions with the Trust Preferred Collateral Manager. Following discussion, the Special Committee directed its advisors to continue discussions with Brookfield concerning a proposed acquisition and to continue discussions with the Trust Preferred Collateral Manager with respect to a potential restructuring of the trust preferred securities.

        On December 3, 2009, Crystal River entered into a confidentiality agreement with Brookfield and Brookfield commenced its due diligence review.

        On December 3, 2009, representatives of Gleacher had a telephonic conversation with representatives of the Trust Preferred Collateral Manager to explore in more detail a possible exchange transaction in which Crystal River's outstanding trust preferred securities would be exchanged for certain of Crystal River's assets, and possibly cash payments. At a meeting of the Special Committee held on December 4, 2009, Gleacher updated the Special Committee on its discussions with the Trust Preferred Collateral Manager. Following discussion, the Special Committee directed its advisors to pursue an agreement with the Trust Preferred Collateral Manager with respect to an exchange of the trust preferred securities for assets and cash.

        Following the December 4, 2009 Special Committee meeting, Crystal River and the Trust Preferred Collateral Manager commenced negotiations that continued throughout December 2009 with respect to an exchange transaction in which Crystal River's outstanding trust preferred securities would be

18

exchanged for certain of Crystal River's assets and certain cash payments. During the course of these negotiations, the Trust Preferred Collateral Manager informed Crystal River that the CDOs that own the trust preferred securities may be, as a result of matters unrelated to our trust preferred securities, declared to be in default as early as January 2010, which would result in the Trust Preferred Collateral Manager being unable to effect a restructuring after that point. The Special Committee met on five additional occasions and the full board of directors met on four occasions during December 2009. At these meetings, the Special Committee or board of directors, as applicable, discussed, among other matters, the status of negotiations with the Trust Preferred Collateral Manager and the potential exchange transaction.

        On December 16, 2009 and subsequently on December 23, 2009, Brookfield US Corporation, as lender under the senior secured credit facility with Crystal River, approved the exchange transaction involving the trust preferred securities, subject to its review of final documentation.

        During December 2009 and January 2010, Gleacher continued to engage in discussions with certain of the bidders that had submitted bids on November 13, 2009 to explore possible alternative transactions. Crystal River also continued to discuss the possibility of an acquisition transaction with Brookfield during this period.

        On December 30, 2009, we entered into a binding letter of intent with the Trust Preferred Collateral Manager and the Trust Preferred Holders, pursuant to which Crystal River agreed to exchange certain of its assets for all of its outstanding trust preferred securities. As consideration, Crystal River agreed to transfer two real estate loans, a specified CMBS bond and a portfolio of CDO notes and to use all reasonable efforts to cause its external manager and an affiliated entity to agree to assign or delegate to the Trust Preferred Collateral Manager certain rights to act as special servicer or collateral manager with respect to certain of the assets to be transferred. In addition, Crystal River agreed to pay a $1,000,000 exchange fee to the Trust Preferred Holders holding the trust preferred securities and a 1% underwriting, legal and due diligence fee to the Trust Preferred Collateral Manager. Following further due diligence and discussions between the parties, Crystal River, the Trust Preferred Collateral Manager and the Trust Preferred Holders amended the binding letter of intent on January 13, 2010 to modify the consideration payable to include additional CMBS bonds and delete the requirement to transfer the portfolio of CDO notes. During the month of January 2010, Crystal River and the Trust Preferred Collateral Manager negotiated definitive transaction documentation for the exchange transaction, exchanged multiple drafts of transaction documents and engaged in multiple discussions concerning the transaction.

        Following the public announcement of our binding letter of interest to exchange our trust preferred securities, during the month of January 2010, representatives of Gleacher contacted various parties with whom they had previously spoken to explore whether, in light of the exchange transaction, any of the parties who had previously declined to participate in the bidding process were now interested in submitting an indication of interest or whether any of the prior participants in the bidding process were willing to improve their previously submitted proposal. Other than Bidder A (who orally submitted a proposal on January 26, 2010, as described below), no party was willing to do so.

        The Special Committee met on four separate occasions during January 2010. On January 19, 2010, the Special Committee met and discussed a potential transaction with Brookfield. Later that day, Brookfield submitted to Crystal River a revised written preliminary non-binding indication of interest to acquire all of the outstanding common stock of Crystal River not owned by Brookfield for $0.50 per share, subject to certain conditions. On January 19, 2010, the closing price of Crystal River's common stock was $0.43 per share. Brookfield indicated that its proposal did not include any "break-up" or termination fee and did not prohibit Crystal River from soliciting better offers, subject to an obligation to reimburse all of Brookfield's expenses upon termination. In addition to customary closing conditions, the proposed transaction was conditioned upon completion of the restructuring of our trust preferred securities in accordance with the terms of the binding letter of intent (as amended) with the Trust

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Preferred Collateral Manager and the Trust Preferred Holders, the transfer of certain CMBS bonds (which we refer to as the CMBS asset sale) and rights to appoint the special servicer in connection with bonds owned by our CDOs (which we refer to as the collateral management assignment) and the formation of a new REIT subsidiary of Crystal River to own the note and equity interests in CDO 1, in order for CDO 1 to remain a qualified REIT subsidiary at the closing of the transaction. Over the next two weeks, the parties engaged in a series of discussions through their representatives and advisors with respect to the proposal. Among the issues discussed were whether the Crystal River stockholders could share in the proceeds of the CMBS asset sale and the collateral management assignment and whether the CMBS asset sale and the collateral management assignment would be conditions to completing the acquisition.

        On January 20, 2010, the Special Committee met to discuss the terms of the proposed transaction with Brookfield and other strategic alternatives that might be available to Crystal River, including, among other things, filing for bankruptcy.

        On January 26, 2010, Bidder A orally conveyed to Gleacher a non-binding indication of interest to acquire all or substantially all of the assets of Crystal River and assume no liabilities other than the $219 million senior indebtedness secured by our triple-net leased properties for approximately $35 million, conditioned upon closing the exchange transaction involving our trust preferred securities. After repayment of our senior secured credit facility and deduction of transaction expenses, there would be no net proceeds remaining for distribution to the Crystal River stockholders. Bidder A also required a 30-day exclusivity period. At a meeting of the Special Committee held on January 29, 2010, the Special Committee discussed Bidder A's recent indication of interest and directed Gleacher to communicate to Bidder A that it was not willing to agree to a 30-day exclusivity period but was willing to further explore a potential transaction if the value to stockholders was significantly higher. The Special Committee also directed Gleacher to continue its discussions with Brookfield.

        On February 3, 2010, Brookfield submitted a revised written preliminary non-binding indication of interest to acquire all of the outstanding common stock of Crystal River not owned by Brookfield for a price equal to either (1) $0.55 per share or (2) an amount equal to the sum of $0.50 per share plus a pro rata portion of 50% of the net proceeds in excess of $5 million from the CMBS asset sale and the collateral management assignment, so long as binding agreements with respect to the CMBS asset sale and the collateral management assignment were entered into by February 19, 2010 and the sales were consummated prior to Crystal River mailing its proxy statement with respect to the acquisition. The February 3, 2010 indication of interest included as a condition to closing the formation of a new REIT subsidiary of Crystal River to own the note and equity interests in CDO 1, in order for CDO 1 to remain a qualified REIT subsidiary at the closing of the transaction. The revised indication of interest, like the January 19, 2010 indication of interest, did not include any "break-up" or termination fee and did not prohibit Crystal River from soliciting better offers, but required Crystal River to reimburse all of Brookfield's expenses upon termination. On February 3, 2010, the closing price of Crystal River's common stock was $0.45 per share.

        On February 3, 2010, the Special Committee met to review the revised proposal from Brookfield. After discussion of the proposal, including issues relating to price and certainty of execution, the Special Committee determined to pursue negotiations with Brookfield on the basis of this proposal and directed its advisors to commence preparation and negotiation of the definitive transaction documentation, and advised Brookfield accordingly.

        After discussion, the Special Committee also directed its advisors to solicit bids for the CMBS asset sale and the collateral management assignment for, among other reasons, the following:

          (a)   to comply with the new Financial Accounting Standards Nos. 166 and 167, we would have needed to make significant expenditures to audit, on a consolidated basis with Crystal River, the securitization vehicles that had issued the specific CMBS bonds involved in the CMBS asset sale because they were the "controlling class";

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          (b)   the "controlling class" CMBS bonds have greater value to third parties than to Crystal River and such bonds' value diminishes over time because the holder of "controlling class" CMBS bonds has the right to designate the "special servicer" for certain loans (generally loans experiencing credit problems) within securitization pools and the special servicer earns special servicing fees on such loans so long as the principal balance of such CMBS bonds has not been reduced to zero as the result of losses in the securitization pools; therefore, the Special Committee determined it was prudent to sell these bonds as soon as possible as a way to maximize value to Crystal River stockholders in light of the fact that (i) Crystal River is not a qualified special servicer and cannot earn special servicing fees, (ii) other special servicers are willing to pay for "controlling class" CMBS bonds based largely on the future value of expected special servicing fees, (iii) principal losses for our "controlling class" CMBS bond were escalating and likely to result in the principal balance of such bonds being reduced to zero in the foreseeable future thereby resulting in a loss of the right to designate the special servicer;

          (c)   without transferring the rights in the collateral management assignment we were unable to realize any value from the rights because we are not a qualified special servicer; and

          (d)   obtaining a preliminary indication of the value of the assets involved in the CMBS asset sale and the collateral management assignment would be relevant in negotiating the definitive transaction documentation with Brookfield.

        On February 4, 2010, Crystal River completed the exchange transaction with respect to its outstanding trust preferred securities. The two real estate loans and the CMBS bonds transferred in the exchange transaction had an aggregate carrying value for accounting purposes on our financial statements of approximately $6.0 million as of December 31, 2009; the trust preferred securities had an aggregate liquidation value of $50 million. On February 4, 2010, the closing price of Crystal River's common stock was $0.45 per share. In addition, on February 4, 2010, Crystal River also distributed to eight parties a bid process letter requesting cash bids for the CMBS asset sale and the collateral management assignment, which established a February 11, 2010 deadline for submitting a bid.

        On February 9, 2010, counsel to Brookfield delivered an initial draft of the merger agreement. On February 11, 2010, Gleacher and Goodwin Procter had telephone conferences with Brookfield and Sidley Austin, respectively, regarding the terms and conditions of the merger agreement, including a request from the Special Committee for Brookfield US Corporation as lender to extend the term of the senior secured credit facility.

        On February 11, 2010, Crystal River received three bids for the CMBS asset sale and the collateral management assignment. Only one of these bids exceeded the $5 million threshold, and that bid would have resulted in approximately $0.03 to Crystal River's stockholders before deducting any transaction expenses (i.e., a total consideration equal to approximately $0.58 per share less a pro rata share of transaction expenses). At a meeting of the Special Committee held on February 12, 2010, the Special Committee reviewed the bids received for the CMBS asset sale and the collateral management assignment and was briefed by its advisors on the status of discussions with Brookfield regarding a potential acquisition transaction. Following discussion, the Special Committee directed its advisors to explore the possibility of having a fixed price for its shares of our common stock in the merger at a higher level than $0.55 per share that would eliminate the execution risk associated with the asset sale and collateral management assignment.

        Between February 11, 2010 and February 23, 2010, Gleacher and Brookfield engaged in a series of discussions concerning the terms of a potential transaction during which, among other matters, at the direction of the Special Committee, Gleacher requested that Brookfield consider paying a fixed price per share at a premium to the current trading price, which equaled or exceeded $0.55 per share commencing on February 12, 2010. In addition, during that period, counsel to Brookfield and Crystal River exchanged drafts of the merger agreement and engaged in multiple discussions of the open

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issues, which included the expense reimbursement obligations, the closing conditions, the termination provisions and ability of Crystal River's board of directors to accept a competing transaction and the director indemnification provisions, in addition to the price of the transaction. During this period, Crystal River also engaged in further discussions with Brookfield US Corporation concerning a potential amendment to its senior secured credit facility to extend the maturity date such that the indebtedness would not become payable until after the transaction had closed or been abandoned.

        At a meeting of the Special Committee held on February 12, 2010, the Special Committee received an update from its advisors on the status of discussions with Brookfield on the potential acquisition transaction and was briefed on the major components of the draft merger agreement. The Special Committee also received an update on the bidders for the CMBS asset sale and the collateral management assignment. On February 16, 2010, the Special Committee met and discussed the status of the CMBS asset sales and was updated on its advisors' negotiations with Brookfield. In addition, during the February 16 meeting, the Special Committee discussed the fact that the price at which our common stock was then trading had recently begun to rise. The closing price for our common stock was $0.55 per share and $0.67 per share on February 12, 2010 and February 16, 2010, respectively.

        The full board of directors held a meeting on February 18, 2010 at which representatives of Gleacher provided the board of directors with a preliminary overview of its financial analyses of the proposed acquisition transaction with Brookfield. Gleacher responded to questions from the members of the board of directors, who engaged in discussion concerning the financial analysis. At this meeting, counsel also provided an overview of the draft merger agreement and the status of negotiations with Brookfield, including discussions relating to the amendment to Crystal River's senior secured credit facility. On February 18, 2010, the closing price of our common stock was $0.70 per share.

        Following this meeting, the Special Committee met separately to further discuss the status of the potential acquisition transaction, the potential CMBS asset sale and collateral management assignment. Although the Special Committee had proposed that the Crystal River stockholders would no longer share directly in the proceeds of the CMBS asset sale and the collateral management assignment as part of an acquisition transaction with Brookfield, the Special Committee determined that it was advisable to proceed with soliciting revised bids for the CMBS asset sale and the collateral management assignment. In addition to its prior reasons for pursuing these transactions, the Special Committee also noted that (a) Crystal River would in any event be obligated under the merger agreement with Brookfield to use commercially reasonable efforts to effect the CMBS asset sale and collateral management assignment, and (b) in the event that the Brookfield merger agreement is terminated for any reason, the proceeds from the CMBS asset sale and the collateral management assignment will continue to be held by Crystal River (to the extent not used as working capital). Later in the day on February 18, 2010, Gleacher distributed a form of binding letter of intent to the three bidders in the CMBS asset sale and the collateral management assignment requesting revised bids. Gleacher then engaged in a series of discussions with each of the bidders concerning the potential CMBS asset sale and collateral management assignment.

        On February 22, 2010, the Special Committee held a meeting in which it discussed the status of discussions with Brookfield, including the terms and conditions in the definitive transaction documents and the proposed amendment of Crystal River's senior secured credit facility. At this meeting, the special committee also engaged in discussions concerning the recent increase in the trading price of Crystal River's common stock, which had occurred over the prior several days on generally low trading volume. Gleacher presented data regarding the recent trading price increase, the trading volume level and comparisons to price trends of other mortgage REITs and equities generally. After reviewing the strategic review process conducted since August 2009 and noting the lack of viable alternatives for obtaining value for the Crystal River stockholders, the Special Committee determined to continue discussions with Brookfield concerning the potential acquisition transaction. On February 22, 2010, the closing price of our common stock was $0.78 per share.

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        On February 23, 2010, Crystal River and Brookfield reached agreement on substantially all of the outstanding issues in connection with the merger agreement with Brookfield, the amendment to the senior secured credit facility and the transactions contemplated by those agreements, including reaching an agreement for the Crystal River stockholders to receive a fixed $0.60 per share in cash and thereby eliminate the execution risk from the CMBS asset sale and collateral management assignment. On February 23, 2010, the closing price of our common stock was $0.80 per share.

        On February 23, 2010, Crystal River also received three revised bids with respect to the CMBS asset sale and the collateral management assignment.

        In the afternoon of February 23, 2010, the board of directors of Brookfield held a special telephonic meeting and approved the merger, the merger agreement and certain related transactions and authorized and directed management to execute the merger agreement on behalf of Brookfield.

        In the evening of February 23, 2010, the Special Committee held a meeting to consider the proposed merger with Brookfield, in which legal and financial advisors participated. Prior to the meeting, the members of the Special Committee were provided with near final drafts of the merger agreement. Representatives of Goodwin Procter reviewed with the Special Committee the terms of the merger agreement, including, closing conditions, termination rights, the ability to consider and/or accept competing acquisition proposals and provisions regarding the reimbursement of transaction expenses and director indemnification. Goodwin Procter also reviewed the terms of the amendment to Crystal River's senior secured credit facility extending the maturity date of such indebtedness. Also at this meeting, Gleacher reviewed with the Special Committee its financial analysis of the merger consideration. After further discussion, the Special Committee determined that the merger pursuant to the terms and conditions of the merger agreement, is advisable, in the best interests of, and procedurally and substantively fair to us and our Unaffiliated Stockholders; approved the merger with Brookfield pursuant to the terms and conditions of the merger agreement, the amendment to the senior secured credit facility and the transactions contemplated by those agreements; and recommended to the board of directors that it authorize and approve in all respects the merger pursuant to the terms and conditions of the merger agreement.

        At this meeting the Special Committee also discussed the revised bids for the CMBS asset sale and the collateral management assignment. After discussing the terms of each bid, including both price and other conditions, the Special Committee directed Gleacher to engage in discussions with each bidder to clarify aspects of their proposal and request potential improvements to the terms.

        Following the Special Committee meeting, the board of directors met to consider the proposed merger with Brookfield. Mr. Laurie, the one director who is not a member of the Special Committee, also had been provided with near final drafts of the merger agreement. Representatives of Goodwin Procter again reviewed the terms of the definitive transaction documentation and answered questions from the members of the board of directors. Also at this meeting, Gleacher reviewed with the full board of directors its financial analysis of the merger consideration and rendered to the board of directors an oral opinion, which opinion was subsequently confirmed by delivery of a written opinion, dated February 23, 2010, to the effect that, as of that date, and based on and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such opinion, the consideration of $0.60 per share of our common stock in cash, without interest thereon, to be paid to holders of shares of our common stock (other than Brookfield and its affiliates and any other affiliates of Crystal River) was fair, from a financial point of view, to such holders. Following discussion, the board of directors unanimously resolved (with one director abstaining) that the merger pursuant to the terms and conditions of the merger agreement, is advisable, in the best interests of, and procedurally and substantively fair to, Crystal River and its Unaffiliated Stockholders; approved the merger with Brookfield pursuant to the terms and conditions of the merger agreement; approved the amendment of the senior secured credit facility with Brookfield US Corporation and the

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transactions contemplated by those agreements; and recommended to the stockholders that they approve the merger. Mr. Laurie, a member of our board of directors, our chief financial officer and an employee of a subsidiary of Brookfield, abstained from voting on these matters.

        Certain of the factors considered by the Special Committee and the board of directors are described in greater detail under the heading "—Crystal River Special Committee's Reasons for the Merger and Factors Considered in Determining Fairness".

        After these meetings of the Special Committee and the board of directors adjourned, the parties resolved the remaining open issues on the definitive documentation for the transactions consistent with the direction and authorization of the board of directors, and the merger agreement and amendment to the senior secured credit facility with Brookfield US Corporation were executed late that evening.

        On the morning of February 24, 2010, Crystal River issued a press release announcing the merger with Brookfield.

        On March 3, 2010, the Special Committee met to review the proposals for the CMBS asset sale and the collateral management assignment. Following discussion, the Special Committee approved the proposal from Ranieri Partners Management LLC, which we refer to as Ranieri Partners, based on a combination of price and other terms, in particular those providing greater certainty of closing, and directed its advisors to proceed with finalizing the documentation. In connection with its deliberations, the Special Committee noted the existence of certain business relationships between affiliates of Brookfield and affiliates of Ranieri Partners, including the fact that an affiliate of Ranieri Partners served as a sub-advisor to Crystal River from 2005 until March 2009.

        On March 8, 2010, Laurel Canyon Partners, LLC, which we refer to as Laurel Canyon, and Daniel M. Gottlieb filed a Schedule 13D disclosing ownership of 6.34% of our outstanding common stock and indicating, among other matters, that Laurel Canyon was analyzing and considering the alternatives available to it to maximize the value of its holdings and that Laurel Canyon may potentially oppose the merger with Brookfield.

        On March 9, 2010, Bedford Drive Capital Partners, LLC, which we refer to as Bedford Drive, and Steven D. Lebowitz filed a Schedule 13D disclosing ownership of 6.3% of our outstanding common stock and indicating, among other matters, that Bedford Drive was formed to explore the possibility of participating in and potentially to participate in a possible alternative transaction providing for the acquisition of Crystal River and/or all or substantially all of its assets.

        On March 9, 2010, Crystal River entered into a binding letter of intent with Ranieri Partners with respect to the CMBS asset sale and the collateral management assignment in which Ranieri Partners agreed to pay a total of $8.0 million in cash for the CMBS asset sale and the collateral management assignment, subject to various customary closing conditions as well as the execution of definitive documentation. As part of the transaction, Crystal River also agreed to grant to Ranieri Partners a right of first refusal to purchase all or any portion of its interest in two CMBS securitizations if Crystal River sells those securities in the future. On March 15, 2010, the CMBS asset sale was completed. The five CMBS bonds transferred in the CMBS asset sale had a carrying value of approximately $0.9 million as of December 31, 2009.

        On March 18, 2010, Crystal River received a preliminary written non-binding indication of interest from Laurel Canyon expressing an interest in pursuing an acquisition of all the common stock of Crystal River in a negotiated all-cash merger or other cash transaction at a price of $0.75 per share, subject to conditions described in the proposal.

        On March 19, 2010, the Special Committee met and reviewed the indication of interest from Laurel Canyon, including whether the proposal presented sufficient certainty of financing and execution. Among the matters discussed were the fact that Laurel Canyon was a newly-formed shell

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entity with no assets and that the senior secured credit facility would become due and payable thirty days following a termination of the Brookfield merger agreement. In addition, the Special Committee noted that Laurel Canyon requested the opportunity to conduct a due diligence investigation of Crystal River, including of nonpublic disclosure schedules to the Brookfield merger agreement. Following discussion, the Special Committee directed Gleacher to contact Laurel Canyon and its advisors to arrange a meeting for the purpose of exploring the viability of the Laurel Canyon proposal.

        On March 22, 2010, representatives of Laurel Canyon and its advisors met telephonically with advisors to the Special Committee and explored in more detail the viability of Laurel Canyon acquiring all the common stock of Crystal River. Also on March 22, 2010, counsel to the Special Committee provided Laurel Canyon with a confidentiality agreement substantively identical to the one signed by Brookfield on December 3, 2009 and offered access to the nonpublic diligence materials provided to other prospective bidders following execution of the confidentiality agreement.

        At a meeting of the Special Committee on March 23, 2010, the Special Committee discussed the meeting with Laurel Canyon and its proposal, including the certainty of its financing and execution. The Special Committee instructed its advisors to continue discussions with Laurel Canyon concerning a potential transaction.

        Following the March 23, 2010 meeting of the Special Committee, the advisors for the Special Committee and Laurel Canyon engaged in discussions concerning the Laurel Canyon proposal and the Special Committee's concerns regarding the certainty of financing and execution and the maturity of the senior secured credit facility. In the course of those discussions, Laurel Canyon advised Crystal River that it was not willing to execute the confidentiality agreement that had been offered. Also, Laurel Canyon advised Crystal River that allowing it to join with a co-investor in its proposal would provide Laurel Canyon with greater access to immediately available capital. At a meeting of the Special Committee held on March 27, 2010, the Special Committee discussed the status of discussions with Laurel Canyon and the request for a waiver of the ownership limit in the Crystal River charter that Laurel Canyon believed could restrict Laurel Canyon's ability to obtain a co-investor. Following discussion, the Special Committee instructed its advisors to commence negotiation of an ownership limit waiver.

        Following the March 23, 2010 meeting, Laurel Canyon, Crystal River and their respective advisors engaged in a series of negotiations concerning the scope and terms of an ownership limit waiver as well as negotiations concerning the terms of a potential transaction. The parties exchanged drafts of a merger agreement during this period and, among other matters, discussed what assurances Crystal River could be given that Laurel Canyon would have access to adequate financing to consummate an acquisition transaction, whether Laurel Canyon would loan Crystal River sufficient funds to repay the senior secured credit facility, and potential contractual deal protection provisions for Laurel Canyon, including a break-up fee and a minimum premium for a subsequent offer to qualify as a "superior proposal" that Crystal River would be permitted to negotiate and accept.

        On March 27, 2010, the Special Committee met and was briefed on the status of discussions with Crystal River. The Special Committee met again on March 29, 2010 to discuss the potential ownership limit waiver and other issues with the Laurel Canyon proposal. On April 5, 2010 and April 8, 2010, the Special Committee held meetings at which its advisors provided updates on the discussions with Laurel Canyon and members of the committee discussed the unresolved issues between the parties.

        On April 17, 2010, the Crystal River board of directors granted a waiver of the ownership limit in the Crystal River charter to allow Mr. Lebowitz and Bedford Drive to join Laurel Canyon in its proposal and to allow Bedford Drive to contribute its shares of Crystal River common stock to Laurel Canyon. On April 22, 2010, the Special Committee met and discussed the status of the Laurel Canyon discussions.

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        On April 27, 2010, representatives of the Special Committee and its advisors met with representatives of Laurel Canyon and its advisors and discussed the potential terms and conditions of Laurel Canyon's proposal, including discussions regarding Laurel Canyon's proposed method of financing the transaction, a proposal for restructuring the senior secured credit facility with Brookfield US Corporation and the possibility of Laurel Canyon entering into a confidentiality agreement to gain access to nonpublic information. At the meeting, Laurel Canyon proposed that Messrs. Gottlieb and Lebowitz would obtain an irrevocable letter of credit for the benefit of Laurel Canyon. Under the proposal, the letter of credit would constitute Laurel Canyon's sole financial asset but Laurel Canyon believed it would provide a level of assurance that it would have access to sufficient funds to consummate an acquisition transaction. During the meeting, Laurel Canyon proposed an extension of the senior secured credit facility for a period of two to three years, possibly with a pay down of a portion of the outstanding principal. The Special Committee then facilitated a direct discussion between Laurel Canyon and Brookfield US Corporation to discuss a possible extension of the senior secured credit facility that occurred later in the day on April 27, 2010. On April 28, 2010, Brookfield US Corporation indicated that it continued not to wish to extend the maturity of the senior secured credit facility.

        On April 29, 2010, Laurel Canyon and Bedford Drive entered into a confidentiality agreement with Crystal River, and were provided access to nonpublic diligence materials concerning Crystal River. On April 30, 2010, the Special Committee met and discussed the status of discussions with Laurel Canyon and Laurel Canyon's ability to finance its proposed transaction. On May 5, 2010, the Special Committee met and discussed the status of discussions with Laurel Canyon and the status of Laurel Canyon's review of nonpublic diligence materials. During that week, Laurel Canyon advised Crystal River that it had commenced the process for obtaining a $50 million letter of credit.

        On May 11, 2010, the Special Committee met to discuss the status of the negotiations with Laurel Canyon. Following discussion, the Special Committee determined to notify Brookfield, as required by the merger agreement with Brookfield, that a majority of the disinterested directors had concluded that Laurel Canyon had proposed consideration that was more favorable to Crystal River's stockholders than the proposed merger with Brookfield and that the proposed Laurel Canyon transaction could reasonably be expected to result in a "superior proposal" in all other respects. While there remained open issues with the Laurel Canyon proposal, the Special Committee believed that a resolution of those issues could occur and that providing the notice to Brookfield would facilitate the discussions that needed to occur in order to reach a resolution, including discussions regarding the senior secured credit facility. Under the merger agreement with Brookfield, Crystal River cannot terminate the merger agreement to accept a superior proposal until five business days have elapsed from the delivery of this notice; however, the notice itself does not effect a termination. On May 12, 2010, Laurel Canyon provided Crystal River with a copy of a commitment letter from a major financial institution with respect to the issuance of a $50 million letter of credit for the benefit of Laurel Canyon.

        Crystal River continued discussions with Laurel Canyon in an effort to resolve open issues. In its discussions, the Special Committee noted that, unless amended, its senior secured credit facility, which is secured by substantially all of its assets, could mature prior to consummation of the proposed tender offer with Laurel Canyon and put the company at risk of a default being declared and the security interest being foreclosed upon prior to any strategic transaction being completed. On May 19, 2010, at the request of the Special Committee, Brookfield delivered a proposal stating that it would agree to an extension of the senior secured credit facility through the completion of a merger with Laurel Canyon, in exchange for (i) a separate letter of credit for the benefit of Brookfield US Corporation in an amount equal to the outstanding principal and interest under the senior secured credit facility, to be provided by a bank reasonably acceptable to Brookfield US Corporation, (ii) Crystal River entering into additional security documents in respect of granting and perfection of the liens on the collateral under the senior secured credit facility and (iii) the termination of the management and advisory

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agreements between Crystal River and certain affiliates of Brookfield, together with the execution of customary mutual releases in connection with the termination. The Special Committee conveyed Brookfield's proposal to Laurel Canyon.

        On May 19, 2010, the Special Committee contacted both Brookfield and Laurel Canyon and requested that such parties submit proposals by the close of business on May 20, 2010 that would reflect their highest price to stockholders and the terms at which they would be willing to consummate an acquisition transaction. On May 20, 2010, Brookfield advised the Special Committee that it was prepared to proceed on the terms of their previously-executed merger agreement but was not willing to increase its price to stockholders. On May 20, 2010, Laurel Canyon submitted a revised proposal in which, among other things, it increased its proposed price to stockholders to $0.78 per share, including a limited personal guaranty from Messrs. Gottlieb and Lebowitz and requested an extension of the senior secured credit facility. On May 21, 2010, the Special Committee met and discussed the revised proposal from Laurel Canyon, including the revised proposed price, and the offer of a limited personal guaranty and the proposal related to the letter of credit to be provided by a bank to Laurel Canyon.

        Later in the day on May 21, 2010, advisors for Crystal River and Laurel Canyon discussed the potential terms of the proposed transaction, including the need to address the maturity of the senior secured credit facility. On May 24, 2010, Laurel Canyon informed advisors for Crystal River that it wished to proceed with its proposal assuming no extension of the senior secured credit facility. Crystal River expressed significant concerns with this approach because it would mean that accepting the Laurel Canyon proposal could result in a maturity of the debt occurring prior to completion of a transaction with Laurel Canyon because the senior secured credit facility becomes due thirty days following a termination of the merger agreement with Brookfield. Crystal River does not currently have sufficient liquidity to satisfy the debt at maturity and, if this situation were to occur, would likely default on its obligations under the senior secured credit facility unless alternative arrangements are made. Accordingly, Crystal River proposed that Laurel Canyon agree to loan Crystal River funds sufficient to repay the senior secured credit facility if alternative arrangements could not be reached prior to maturity. Laurel Canyon subsequently advised Crystal River that it did not wish to pursue the Crystal River proposal and that it wished to pursue an extension of the senior secured credit facility for a period of two to three years. Following this, the Special Committee facilitated direct discussions during the period of May 26, 2010 to June 4, 2010 between Brookfield US Corporation and Laurel Canyon on the senior secured credit facility to determine if a resolution could be reached. Contemporaneously with these discussions, Laurel Canyon continued its review of nonpublic diligence materials and engaged in various discussions with management of Crystal River in connection with its diligence.

        On June 4, 2010, the Special Committee met and was briefed on the status of discussions with Laurel Canyon. On June 9, 2010, Laurel Canyon provided Crystal River with an initial draft of the proposed irrevocable letter of credit.

        On June 11, 2010, the Special Committee met and discussed the status of discussions with Laurel Canyon, including the fact that Laurel Canyon had suspended discussions on the terms of the merger agreement and a possible extension of the senior secured credit facility while it focused on its diligence review of Crystal River's CDOs and securities portfolio. In light of the fact that the Brookfield merger agreement can be terminated by either party after July 31, 2010 and that Laurel Canyon had not put forward a proposal for an acquisition transaction that satisfactorily addressed the open issues, the Special Committee determined to proceed with the Brookfield merger. In the event that the Brookfield merger agreement were to be terminated, the Special Committee expressed concern that the Crystal River stockholders would not receive value for their shares and that Crystal River would need to explore less desirable strategic alternatives, including bankruptcy.

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        On June 18, 2010, Gleacher received a letter from Laurel Canyon notifying Gleacher that Laurel Canyon had withdrawn its proposal to acquire Crystal River.

        Other than the proposals described above, we are not aware of any firm offer by any other person during the prior two years for (i) a merger or consolidation of us with another company, (ii) the sale or transfer of all or substantially all of our assets or (iii) a purchase of our securities that would enable such person to exercise control of us.

Recommendation of the Crystal River Special Committee

        After careful consideration, the Special Committee (consisting entirely of disinterested directors) has concluded that the merger pursuant to the terms and conditions of the merger agreement is advisable, in the best interests of, and procedurally and substantively fair to, Crystal River and its Unaffiliated Stockholders and unanimously recommended the merger to our board of directors.

Crystal River Special Committee's Reasons for the Merger and Factors Considered in Determining Fairness

        In evaluating the merger and the other transactions contemplated in the merger agreement, the Special Committee consulted with the Special Committee's outside legal and financial advisors. These consultations included, among other things, extensive discussions regarding: (a) alternatives to the merger, including extensive discussions of other potential merger candidates, the viability of continuing to operate Crystal River as an independent company and the possibility of the company filing for bankruptcy, (b) the duties of the Special Committee under applicable law, (c) the terms and conditions of the merger agreement, and (d) the historical trading prices of Crystal River's common stock.

        In evaluating the merger and the other transactions contemplated in the merger agreement, the Special Committee considered both our short-term and long-term interests, as well as the fairness to and best interests of our Unaffiliated Stockholders. In particular, the Special Committee considered the following factors, which in the aggregate it deemed favorable, in reaching its decisions to approve the merger agreement, the amendment to our senior secured credit facility with Brookfield US Corporation, and the other transactions contemplated by those agreements and to recommend approval of the merger to our common stockholders:

  •
  in the event that we remained an independent entity, Crystal River would most likely file for bankruptcy or an involuntary petition for bankruptcy may be filed against us in light of our financial condition;

  •
  after over five months of pursuing and considering strategic alternatives, including Gleacher contacting 59 third parties to assess their interest in a strategic transaction with us, the merger with Brookfield was the only strategic alternative identified that would result in any value being received by our stockholders;

  •
  the deteriorating cash flows anticipated from Crystal River's portfolio of deeply subordinated CMBS and RMBS bonds (most of which are below investment grade) as a result of rising delinquency rates in the underlying loans and the resulting lack of liquidity;

  •
  the maturity of Crystal River's senior secured credit facility with Brookfield US Corporation scheduled for May 2010, and the fact that the senior secured credit facility is secured by substantially all of the assets of Crystal River and the fact that (1) Crystal River does not have the liquidity necessary to repay the facility when it comes due and (2) it is highly unlikely that Crystal River can refinance the entire amount of the facility;

  •
  Crystal River's inability to raise new equity capital in light of current market conditions and its financial condition;

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  •
  Crystal River's inability to take advantage of new investment opportunities because of its lack of liquidity;

  •
  the likelihood that, in the absence of a strategic transaction or the extension of our senior secured credit facility, we would receive a "going concern" qualification in the audit report from our independent auditors with respect to our financial statements for the year ended December 31, 2009;

  •
  the all-cash merger consideration will provide our stockholders with immediate fair value, in cash, for their investment in our shares;

  •
  the current and historical market prices of shares of our common stock, specifically the fact that the cash consideration of $0.60 per share is 3.4% higher than the one-month volume-weighted average price, or VWAP, of our common stock ($0.58 per share) and is 27.7% higher than the three-month VWAP of our common stock ($0.47 per share), based on the closing price of our common stock on February 23, 2010 (the trading day immediately preceding public announcement of the merger);

  •
  the high probability that the merger would be completed based on, among other things, the terms of the merger agreement, Brookfield's size, available financial resources and investment grade credit rating and Brookfield US Corporation's interest as lender under our senior secured credit facility and the absence of any financing condition;

  •
  the significant administrative costs associated with being an SEC reporting company, which Crystal River estimates to be in excess of $4 million annually;

  •
  the terms and conditions of the merger agreement, which were reviewed by the Special Committee and our board of directors with independent financial and legal advisors, and in particular the fact that such terms were the product of arm's-length negotiations between the parties, including the closing conditions to the merger and the fact that the merger agreement does not contain a termination fee payable in the event that the merger agreement is terminated;

  •
  the likelihood that an acquisition by Brookfield would be approved by the lender under the $198.1 million of senior indebtedness secured by two of our triple-net leased properties (as required under this loan);

  •
  the presentation by Gleacher to the Special Committee and its oral opinion, which was subsequently confirmed in writing to the board of directors to the effect that, as of February 23, 2010, and based upon and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the consideration of $0.60 per share of our common stock in cash, without interest thereon, which we refer to as the merger consideration, to be paid to holders of our common stock (other than Brookfield and its affiliates and any other affiliates of Crystal River) in the merger was fair, from a financial point of view, to such holders (the Special Committee expressly adopts Gleacher's discussion of the material factors upon which its belief as to the fairness of the transaction is based and Gleacher's conclusions, each as described in Gleacher's opinion) (see "—Opinion of Broadpoint Capital, Inc. (now known as Gleacher & Company Securities, Inc.)" on page 37);

  •
  our ability under the merger agreement to solicit, consider and respond to competing acquisition proposals, and our ability to terminate the merger agreement and accept a competing acquisition proposal if, after consultation with our financial advisors, the Special Committee and our board of directors determine in good faith that such an acquisition proposal is a superior proposal and determine in good faith, after consultation with legal counsel, that failure to take such action would be inconsistent with the board of directors' duties to us or our stockholders under

29

    applicable law, and Brookfield chooses not to negotiate improvements to the merger agreement to cause the merger to be the superior transaction, subject to Crystal River's payment of Brookfield's transaction expenses;

  •
  our ability upon certain events to take action to cause specific performance or require Brookfield or Sub to complete the merger; and

  •
  the fact that the merger and merger agreement is subject to the approval of our common stockholders.

        The Special Committee also considered the following potentially negative factors in its deliberations concerning the merger agreement and the merger:

  •
  the current and historical market prices of our common stock, specifically the fact that the price consideration of $0.60 per share is less than the range of trading prices during the three trading days prior to the announcement of the merger agreement (i.e., a range of $0.65 to $0.90 per share);

  •
  if the merger agreement is terminated for any reason (other than a termination by us as a result of a breach by Brookfield of its representations, warranties or covenants), then Crystal River is obligated to reimburse Brookfield for all of its reasonable third-party out-of-pocket fees and expenses incurred in connection with the merger and the merger agreement (capped at an aggregate maximum of $1 million in certain cases), even if the merger agreement is terminated because our stockholders vote against the merger or the merger agreement is otherwise terminated for a reason outside of the control of Crystal River;

  •
  although our obligation to reimburse Brookfield's expenses is, in certain cases, capped at an aggregate maximum of $1,000,000, there is no limit on the amount of Brookfield's expenses to be reimbursed in the event that the merger agreement is terminated due to a breach by Crystal River or because Crystal River has accepted a competing acquisition proposal, and Crystal River has no contractual rights to control the level of expenses incurred by Brookfield;

  •
  the merger would preclude our stockholders from having the opportunity to participate, to the extent any positive developments were to occur, in any potential future cash flow from our assets, potential future appreciation in the value of our assets or common stock and future dividends, if any, in the event Crystal River did not enter into the merger;

  •
  the significant costs involved in connection with entering into and completing the merger and the substantial time and effort of management required to consummate the merger and related disruptions to the operation of our business;

  •
  notwithstanding the limitations imposed due to our lack of liquidity, the restrictions on the conduct of our business prior to the completion of the merger, which could delay or prevent us from undertaking business opportunities that may arise pending completion of the merger;

  •
  in the merger agreement, Crystal River has agreed to use all reasonable efforts to sell certain specified CMBS bonds and to cause the assignment of the right to select the collateral manager with respect to certain CDOs prior to the closing of the merger thereby imposing additional obligations on Crystal River in connection with completing the merger;

  •
  as an all-cash transaction, the merger would be taxable to our stockholders for U.S. federal income tax purposes;

  •
  affiliates of Brookfield own approximately 8.4% of our outstanding common stock, are the lender under our senior secured credit facility and are the external manager under our

30

    management agreement, thus the merger agreement and merger would be deemed an affiliate transaction; and

  •
  some of our directors and executive officers may have interests in the merger that are different from, or in addition to, Crystal River's stockholders (see "—Interests of Crystal River's Directors and Executive Officers in the Merger" on page 45).

        In the course of reaching the determinations and decisions and making the recommendations described above, the Special Committee also considered the following factors relating to the procedural safeguards that the Special Committee believes were and are present to ensure the fairness of the merger and to permit the Special Committee to represent the interests of Crystal River's Unaffiliated Stockholders, each of which the Special Committee believed supported its decision and provided assurance of the fairness of the merger to Crystal River and its Unaffiliated Stockholders:

  •
  that the Special Committee consists solely of disinterested directors who are not Brookfield employees and have no financial interest in the merger that is different from that of the stockholders unaffiliated with Brookfield; accordingly, such individuals could objectively evaluate the proposed transaction;

  •
  that the members of the Special Committee were adequately compensated for their services and that their compensation for serving on the Special Committee was in no way contingent on their approving the merger agreement and the merger and taking the other actions described in this proxy statement;

  •
  that the Special Committee retained and was advised by Gleacher, its independent financial advisor, and by Goodwin Procter LLP, its independent legal counsel;

  •
  that, on behalf of the Special Committee, Gleacher contacted 59 third parties to assess their interest in a strategic transaction with Crystal River, none of whom indicated a willingness to pursue a potential transaction with Crystal River on terms more favorable to our stockholders than those proposed by Brookfield, which supported the Special Committee's belief that an alternative transaction on terms more favorable to our stockholders unaffiliated with Brookfield likely is not available in the foreseeable future or at all;

  •
  that we publicly announced the commencement of our strategic review process on August 28, 2009, which thereby provided an opportunity for any third party not solicited by Gleacher to be aware of our interest in identifying a strategic transaction that provided value to our stockholders and to contact us;

  •
  that the board of directors received an opinion from Gleacher, which was delivered orally at the board of directors meeting on February 23, 2010, and subsequently confirmed in writing, to the effect that, as of February 23, 2010, and based upon and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in the opinion, the merger consideration to be paid to holders of shares of Crystal River's common stock (other than Brookfield and its affiliates and any other affiliates of Crystal River) in the merger was fair, from a financial point of view, to such holders (the Special Committee expressly adopts Gleacher's discussion of the material factors upon which its belief as to the fairness of the transaction is based and Gleacher's conclusions, each as described in Gleacher's opinion);

  •
  that all stockholders (other than Brookfield and its affiliates), will receive the same consideration in the merger;

  •
  that the Special Committee engaged in active negotiations, with the assistance of independent legal and financial advisors, with representatives of Brookfield regarding the merger consideration and the other terms of the merger and the merger agreement, which the Special

31

    Committee believes resulted in the transaction's terms being more beneficial to our stockholders (other than Brookfield and its affiliates) than would have otherwise been the case;

  •
  that the Special Committee had ultimate authority to decide whether or not to proceed with a transaction or any alternative thereto, which ensured that the Special Committee would have the ability to approve or disapprove the merger or any alternative thereto in accordance with the best interests of our stockholders (other than Brookfield and its affiliates);

  •
  that the Special Committee, from its inception, was authorized to consider a wide range of strategic alternatives with respect to Crystal River, including Crystal River's sale, which ensured that the Special Committee was authorized to pursue any strategic alternative which may maximize stockholder value for our stockholders (other than Brookfield and its affiliates);

  •
  that the merger agreement allows us to solicit and consider additional interest in a transaction involving Crystal River, which provisions of the merger agreement permit the Special Committee to continue to seek and consider an alternative transaction in order to ensure that the Special Committee obtained the most favorable transaction for our stockholders (other than Brookfield and its affiliates);

  •
  that the merger agreement permits the Special Committee and our board of directors to withdraw or modify their recommendation of the merger if the failure to do so would be inconsistent with their duties under applicable law and to consider and approve superior proposals; and

  •
  that Brookfield and its affiliates own approximately 8.4% of our outstanding common stock and, accordingly, do not have the ability to control the outcome of the stockholder vote to approve the merger.

        Based on the foregoing factors, the Special Committee did not believe that the Unaffiliated Stockholders needed a separate representative and thus did not retain an unaffiliated representative to act solely on behalf of the Unaffiliated Stockholders with respect to negotiating the merger transaction or preparing the fairness report with respect to the transaction, or that the merger needed to be structured to require the approval of a majority of the Unaffiliated Stockholders.

        While the Special Committee recognized that Crystal River's senior secured lender was an affiliate of Brookfield, the Special Committee did not feel compelled to agree to Brookfield's offer of $0.60 per share as a result of that fact.

        The Special Committee considered the net book value of Crystal River in determining the fairness of the merger to Crystal River's stockholders, and observed that Crystal River's net book value is negative and, therefore, did not represent a meaningful measure of realizable fair value with respect to our common stock. The Special Committee did not consider the liquidation value of Crystal River, nor did it or its financial advisor perform a formal value analysis. The Special Committee noted, however, that a liquidation of Crystal River would be unlikely to achieve a fair market value for Crystal River's assets given costs associated with the liquidation and the general illiquidity in the markets for Crystal River's assets. Although the Special Committee did not conduct, or request Gleacher to conduct, a formal value analysis of our liquidation value, the Special Committee did consider our negative net book value in determining the fairness of the merger to our stockholders. The Special Committee believed that a liquidation of Crystal River would be unlikely to achieve a greater value than our net book value given the costs associated with a liquidation and the general illiquidity in the markets for our assets and, as a result, a formal liquidation analysis would not provide any information useful to assessing the fairness of the transaction.

        As noted above, in its determination of the fairness of the transaction, the Special Committee took into account the fact that the price consideration of $0.60 per share is less than the range of trading

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prices during the three trading days prior to the announcement of the merger agreement (i.e., a range of $0.65 to $0.90 per share) but did not believe that such prices were a reliable indication of the value that could be reasonably obtained for our stockholders for several reasons. First, over five months of soliciting a significant number of third parties to assess their interest in a strategic transaction, we had received no bids, other than the bid from Brookfield, that would have resulted in any value being received by our stockholders. No potential bidders had contacted the Special Committee or otherwise been identified that were willing to consider paying a value in the range of the recent trading prices. Second, the Special Committee did not believe that continuing to operate as an independent entity was an option that would provide value to our stockholders equal to or greater than the consideration to be paid in the Brookfield deal or the range of trading prices in the three trading days prior to announcement. In light of the various factors discussed above, including the near-term maturity of our senior secured credit facility, deteriorating cash flows, and our inability to access new debt or equity capital sources, the Special Committee believed that we would most likely file for bankruptcy or have an involuntary petition for bankruptcy filed against us in the event that we were unable to complete a strategic transaction. Third, the higher range of trading prices during the three trading days prior to announcement had not occurred in response to any positive news regarding the company and reflected an increase over longer-term averages, such as the one-month and three-month VWAP of $0.58 per share and $0.47 per share respectively. In fact, the VWAP during the period from the first trading day following public announcement of our earnings results for the third quarter of 2009 (November 9, 2009) until announcement of the transaction was $0.52. Finally, trading in our common stock is generally characterized by low volume, which means that a relatively low volume of shares traded could have a significant effect on the trading price. During the three trading days prior to announcement, a total of 398,700 shares, or approximately 1.60% of our total outstanding shares of common stock, had traded.

        The foregoing discussion of the factors considered by the Special Committee is not intended to be exhaustive, but rather includes the material factors considered by the Special Committee. In reaching its decision to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement, the Special Committee did not find it practicable to, and did not, quantify, rank or otherwise assign any relative weights to the factors considered. In addition, individual directors may have given different weights to different factors. Accordingly, the Special Committee viewed its recommendation as being based on the totality of the information presented to, and considered by, it. After taking into account the factors set forth above, among others, the Special Committee determined that the potential benefits of the merger outweighed the potential negative factors.

Recommendation of Crystal River's Board of Directors

        Based on the recommendation of the Special Committee, our board of directors, with one director abstaining, has unanimously determined that the merger, on the terms set forth in the merger agreement, is advisable, in the best interests of, and procedurally and substantively fair to, us and our Unaffiliated Stockholders. The one director who abstained did so because he is an employee of a subsidiary of Brookfield. As such, our board of directors recommends that you vote "FOR" approval of the merger.

Crystal River's Board of Directors' Reasons for the Merger and Factors Considered in Determining Fairness

        In evaluating the merger and the other transactions contemplated in the merger agreement, our board of directors considered both our short-term and long-term interests, as well as the fairness to and best interests of our Unaffiliated Stockholders. In particular, our board of directors considered the following factors in reaching its decisions to approve the merger agreement, the amendment to our

33

senior secured credit facility with Brookfield US Corporation, and the other transactions contemplated by those agreements and to recommend approval of the merger to our common stockholders:

  •
  the unanimous determination and recommendation of the Special Committee; and

  •
  the factors considered by the Special Committee, including the positive factors and the risks and potentially negative factors relating to the merger agreement and the merger, and the factors relating to procedural safeguards of the Special Committee process (the board of directors expressly adopts Gleacher's discussion of the material factors upon which its belief as to the fairness of the transaction is based and Gleacher's conclusions, each as described in Gleacher's opinion).

        The foregoing discussion of the factors considered by our board of directors is not intended to be exhaustive, but rather includes the material factors considered by the board of directors. In reaching its decision to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement, our board of directors did not find it practicable to, and did not, quantify, rank or otherwise assign any relative weights to the factors considered. In addition, individual directors may have given different weights to different factors. Accordingly, our board of directors viewed its recommendation as being based on the totality of the information presented to, and considered by, it. After taking into account the factors set forth above, among others, our board of directors determined that the potential benefits of the merger outweighed the potential negative factors. In the event the merger is not completed for any reason, we expect to reevaluate the options available to us, including, among others, potentially continuing to pursue and consider strategic alternatives that will provide value to our stockholders, or potentially filing for bankruptcy.

Position of Brookfield as to the Fairness of the Merger

        For Brookfield, the reasons for the merger are to allow Brookfield to protect its position as the senior, secured debtholder of Crystal River by avoiding the costs and uncertainties of a potential bankruptcy filing by Crystal River, to realize potential long-term value in Crystal River and its assets and to realize greater efficiencies from the elimination of redundant general and administrative costs, and public company costs (estimated to be in excess of $4 million per year), after Crystal River ceases to be a public reporting company. As an alternative to the merger, Brookfield considered, and advised the Special Committee that it supported the Special Committee pursuing, a sale of Crystal River to a third party. The transaction has been structured as a cash merger in order to provide our Unaffiliated Stockholders with cash for their shares of our common stock and to provide an orderly transfer of ownership of Crystal River in a single step, without the necessity of making separate purchases of our common stock in a tender offer and implementing a second-step merger to acquire any shares of our common stock not tendered into any such tender offer, and without incurring any additional transaction costs associated with such activities.

        For Sub, the reason for the merger is to effectuate the transactions contemplated by the merger agreement.

        Under applicable SEC rules, the following Brookfield entities (the "Brookfield Entities") are engaged in a "going private" transaction and therefore are required to express their beliefs as to the fairness of the transaction to the Unaffiliated Stockholders. For purposes of this proxy statement, the "Brookfield Entities" are Brookfield, Sub and Partners Limited, an Ontario corporation, which we refer to as Partners. Partners owns all of Brookfield's outstanding Class B Limited Voting Shares and approximately 10% of Brookfield's outstanding Class A Limited Voting Shares directly or indirectly on a fully diluted basis.

        The Brookfield Entities are making the statements included in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The

34

Brookfield Entities' views as to fairness of the proposed merger should not be construed as a recommendation to any stockholder of Crystal River as to how such stockholder should vote on the proposal to approve the merger agreement.

        The Brookfield Entities believe that the merger is both substantively and procedurally fair to the Unaffiliated Stockholders. However, none of the Brookfield Entities has undertaken any formal evaluation of the fairness of the merger to the Unaffiliated Stockholders or engaged a financial advisor for such purpose. Moreover, none of the Brookfield Entities participated in the deliberations of the Special Committee or received advice from Crystal River's legal or financial advisors in connection with the merger.

        While the Brookfield Entities believe that the merger is substantively and procedurally fair to the Unaffiliated Stockholders, the Brookfield Entities did not negotiate the merger agreement on behalf of the Unaffiliated Stockholders. None of the Brookfield Entities believes that it has or had any fiduciary duty to Crystal River or its stockholders, including with respect to the merger agreement and its terms and conditions. Crystal River and the Unaffiliated Stockholders were represented by a disinterested Special Committee that negotiated on their behalf with Brookfield and Sub, with the assistance of the Special Committee's legal and financial advisors, as described above in "Recommendation of the Crystal River Special Committee" and "Crystal River Special Committee's Reasons for the Merger and Factors Considered in Determining Fairness."

        The belief of the Brookfield Entities that the merger is substantively and procedurally fair to the Unaffiliated Stockholders of Crystal River is based on the following factors, among others:

  •
  their belief that the disinterested Special Committee has undertaken extensive efforts to market Crystal River to potentially interested parties, with the assistance of competent independent financial and legal advisors, in a thorough, fair and full process designed to ensure that the $0.60 per share consideration was the highest offer that could be obtained for Crystal River, including the ability of Crystal River and the Special Committee to solicit bids after entering into the merger agreement;

  •
  their assessment of Crystal River's ability to continue to execute on its strategic business plan, considering its current financial position, its competitive position in its industry, its potential for future growth, the possibility of Crystal River's auditors assessing Crystal River as a "going concern" under prevailing accounting standards and the risk that Crystal River would be forced to file for bankruptcy protection, which could eliminate any value for Crystal River's equity, in each case in comparison to the certainty of value provided by the $0.60 per share in cash to be paid to Crystal River stockholders pursuant to the merger agreement;

  •
  the fact that, notwithstanding that the Brookfield Entities and their respective affiliates are not entitled to rely on it, Crystal River's board of directors received an opinion from Gleacher as to the fairness, from a financial point of view, as of the date thereof, of the merger consideration to be paid to Crystal River's stockholders in the merger (other than Brookfield and its affiliates and any other affiliate of Crystal River);

  •
  the fact that the $0.60 per share to be paid pursuant to the merger agreement represents a premium of:

  •
  3% over the volume-weighted average price of our common stock for the 30 days prior to the date of the announcement of the merger;

  •
  33% over the closing price of our common stock on February 3, 2010, which is three weeks prior to the date of the announcement of the merger, and which is the day that Brookfield submitted its revised, non-binding indication of interest and the day that the Special

35

      Committee informed Brookfield of its intent to begin preparation of the merger agreement; and

    •
    43% over the closing price of our common stock on January 25, 2010, which is one month prior to the date of the announcement of the merger;

  •
  the volatile nature of the trading price and the low trading volume of our common stock restricting liquidity for Crystal River stockholders, including following the delisting of the shares of our common stock from the New York Stock Exchange on December 2, 2008;

  •
  the fact that the merger consideration is all cash, which provides certainty of value and complete liquidity to Crystal River's stockholders;

  •
  the fact that the merger is not subject to a financing condition, which limits the execution risk attached to the completion of the merger, subject to satisfaction of the conditions to the completion of the merger as described in this proxy statement, and thus makes it more likely that the merger will be consummated promptly if our stockholders approve the merger; and

  •
  the fact that the merger is subject to the approval of the merger by the holders of a majority of the issued and outstanding shares of our common stock.

        The Brookfield Entities considered each of the foregoing factors in determining the fairness of the merger to the Unaffiliated Stockholders. In light of the factors described above and the fact that the use of a Special Committee of disinterested directors is a mechanism well recognized to ensure fairness in transactions of this type, the Brookfield Entities believe that the merger is procedurally fair to the Unaffiliated Stockholders.

        In their considerations concerning fairness of the merger to the Unaffiliated Stockholders, the Brookfield Entities consider to be negative the fact that the closing price of our common stock on February 23, 2010, the date the merger agreement was entered into, was $0.80. The Brookfield Entities do not consider this factor to be dispositive in determining the substantive fairness of the transaction to the Unaffiliated Stockholders, because of the factors described above and because they believe that February 11, 2010, the final unaffected trading date prior to the date of the announcement of the merger, on which the closing price of our common stock was $0.50 per share, is more representative of the value of our common stock. The Brookfield Entities believe that February 11, 2010 is the final unaffected trading date due to the significantly increased trading prices and increased trading volume of our common stock that commenced on February 12, 2010. See "Special Factors—Background of the Merger" on page 12.

        The Brookfield Entities considered the Company's net book value, which is an accounting concept, in determining the substantive fairness of the transaction to the Unaffiliated Stockholders, although they believe that net book value is not a material indicator of the value of the Company's equity but rather primarily an indicator of historical costs. The Brookfield Entities noted Crystal River's negative book value and negative tangible book as described under "—Crystal River Special Committee's Reasons for the Merger and Factors Considered in Determining Fairness" on page 32 and "—Opinion of Broadpoint Capital, Inc. (now known as Gleacher & Company Securities, Inc.)" on page 43. The Brookfield Entities also considered the liquidation value of the Company's assets including their belief that the liquidation value likely would be significantly lower than the Company's value as an ongoing business. The Brookfield Entities believed that the liquidation value of the Company's assets likely would be significantly lower than the Company's value as an ongoing business for two reasons. First, in Brookfield's experience, a liquidation of an ongoing business generally yields less than the sale of that business, including its goodwill, as an ongoing business. Second, due to the risks, uncertainties and costs associated with the three-year period that may be required to complete a liquidation and distribution of the proceeds to stockholders under Maryland law in the case of the Company, it appeared even less likely that the liquidation value would exceed the going concern value. Accordingly, the Brookfield

36

Entities did not estimate the Company's liquidation value. The Brookfield Entities did not establish a pre-merger going concern value for the Company's equity as a public company for the purposes of determining the fairness of the merger consideration to the Unaffiliated Stockholders because, following the merger, the Company will have a significantly different capital and cost structure, which will result in different opportunities and risks for the business as a private company.

        In making their determination as to the fairness of the proposed merger to the Unaffiliated Stockholders, the Brookfield Entities were not aware of any firm offers during the prior two years by any person for the merger or consolidation of Crystal River with another company, the sale or transfer of all or substantially all of Crystal River's assets or a purchase of our common stock that would enable the holder to exercise control of Crystal River. Third-party offers were therefore not considered by the Brookfield Entities in reaching their conclusion as to fairness.

        The foregoing discussion of the information and factors considered by the Brookfield Entities, while not exhaustive, is believed to include all material factors considered by the Brookfield Entities. The Brookfield Entities did not find it practicable to assign, nor did they assign, relative weights to the individual factors considered in reaching their conclusion as to the fairness of the merger to such stockholders. The Brookfield Entities' view as to the fairness of the merger to the Unaffiliated Stockholders is not a recommendation as to how any such stockholder should vote on the merger.

Opinion of Broadpoint Capital, Inc. (now known as Gleacher & Company Securities, Inc.)

        The Special Committee retained Gleacher to provide financial advisory services in connection with the Special Committee's consideration of strategic alternatives available to Crystal River and to render a financial fairness opinion in connection with the merger. The Special Committee selected Gleacher to act as its financial advisor based on Gleacher's qualifications, expertise, and reputation as a financial advisor to special committees. At the meeting of the board of directors on February 23, 2010, Gleacher rendered its oral opinion, subsequently confirmed in writing as of the same date, to the effect that, as of such date, the consideration of $0.60 per share in cash, without interest thereon, to be paid to the holders of our common stock (other than Brookfield and its affiliates and any other affiliates of Crystal River) in the merger was fair, from a financial point of view, to such holders.

        The full text of Gleacher's written opinion, dated as of February 23, 2010, is attached to this proxy statement as Annex B and is incorporated by reference in its entirety into this proxy statement. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Gleacher in connection with rendering its opinion. The summary of the opinion of Gleacher set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read the entire opinion carefully. Gleacher's opinion is directed to the board of directors and addresses only the fairness, from a financial point of view, as of the date of the opinion, to the holders of our common stock (other than Brookfield and its affiliates and any other affiliates of Crystal River) of the consideration of $0.60 per share in cash, without interest thereon, to be paid to such holders in the merger. The opinion does not constitute a recommendation to any holder of our common stock as to how such holder should vote with respect to the merger or any other matter.

        In arriving at its opinion, Gleacher, among other things:

  •
  reviewed certain publicly available financial statements and other information of Brookfield and Crystal River;

  •
  reviewed certain internal financial statements and other financial and operating data concerning Crystal River prepared by the management of Crystal River;

37

  •
  analyzed certain financial forecasts prepared by the management of Crystal River, which forecasts Crystal River has represented to Gleacher are consistent with the best judgments of Crystal River's management as to the future financial performance of Crystal River and are the best currently available forecasts with respect to such future financial performance of Crystal River; see "Important Information About Crystal River—Financial Projections";

  •
  discussed the past and current operations and financial condition and the prospects of Crystal River with senior executives of Crystal River;

  •
  reviewed the merger agreement and certain related documents; and

  •
  performed such other analyses and considered such other factors as Gleacher deemed appropriate.

        In the course of its discussions with management, Gleacher was informed by management that Crystal River had been and continued to be negatively affected by the deteriorating credit quality and declining market values of its assets. Management advised Gleacher that such trends had negatively impacted recent financial results and that it was likely that those trends would continue to negatively impact Crystal River in the future and that the value of Crystal River's assets was not likely to exceed the value of Crystal River's liabilities. Management further informed Gleacher that the costs of remaining a public company would continue to strain Crystal River's liquidity position and that it was not likely that Crystal River would be able to repay its senior secured credit facility upon maturity in May 2010 or refinance such credit facility with financing from a third party on comparable terms.

        For the purposes of its opinion, Gleacher assumed and relied upon without independent verification the accuracy and completeness of the financial and other information reviewed by or discussed with Gleacher. Gleacher assumed, with Crystal River's consent, that the financial projections provided to Gleacher by or on behalf of Crystal River were reasonably prepared and were consistent with the best currently available estimates and judgments of management as to the future financial performance of Crystal River. Gleacher assumed no responsibility for and expressed no view as to such forecasts or the assumptions on which they were based, and Gleacher relied upon the assurances of the senior management of Crystal River that they were unaware of any facts that would make the information provided to or reviewed by Gleacher incomplete or misleading.

        In preparing its opinion, Gleacher did not perform any independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of Crystal River or its subsidiaries. Gleacher was not furnished with any such valuations or appraisals nor did Gleacher evaluate the solvency or fair value of Crystal River under any state or federal laws or rules, regulations, guidelines or principles relating to bankruptcy, insolvency or similar matters.

        In arriving at its opinion, Gleacher assumed that the merger would be consummated in accordance with the terms set forth in the merger agreement and that all conditions to the merger set forth in the merger agreement would be timely satisfied and not waived. In addition, Gleacher assumed, with Crystal River's consent, that any governmental, regulatory or third party consents, approvals or agreements necessary for the consummation of the merger would be obtained without any imposition of a delay, limitation, restriction or condition that would have a material adverse effect on Crystal River or the contemplated benefits of the merger. Gleacher is not a legal, accounting, regulatory or tax expert and with Crystal River's consent relied, without independent verification, on the assessment of Crystal River and its advisors with respect to such matters.

        Gleacher's opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to Gleacher as of, February 23, 2010. Although subsequent developments may affect Gleacher's opinion, Gleacher does not have any obligation to update, revise or reaffirm its opinion.

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        Gleacher's opinion addressed only the fairness, from a financial point of view, to the holders of our common stock (other than Brookfield and its affiliates and any other affiliates of Crystal River) of the consideration of $0.60 per share in cash, without interest thereon, to be paid to such holders in the merger. Gleacher's opinion did not express any view as to the fairness of the merger to, or any consideration of, the holders of any class of securities of Crystal River, creditors or other constituencies of Crystal River or its subsidiaries or any other term of the proposed merger or the other matters contemplated by the merger agreement. Furthermore, Gleacher's opinion expressed no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the merger, or any class of such persons relative to the merger consideration to be received by the holders of our common stock in the merger or with respect to the fairness of any such compensation. Gleacher's opinion does not address the underlying business decision of Crystal River to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to Crystal River.

        Gleacher's opinion was approved by the Fairness Committee of Gleacher after its review of relevant documentation and valuation methodologies. The Fairness Committee was comprised of Gleacher senior professionals not participating in the engagement by Crystal River.

Financial Analyses of Gleacher

        The following is a summary of the material analyses performed by Gleacher in connection with the delivery of its oral opinion of February 23, 2010 and the preparation of its written opinion of the same date. Some of these summaries of financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and alone are not a complete description of Gleacher's financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 23, 2010 and is not necessarily indicative of current market conditions.

        The financial analyses described below are the same analyses that Gleacher performed and presented to the board of directors on February 18, 2010, except that the analyses presented on that date related to the proposed acquisition transaction with Brookfield that at such time provided for consideration to Crystal River stockholders of $0.55 per share. In addition, the analyses in the February 23, 2010 presentation described below were updated from the February 18, 2010 presentation to provide for recent stock market data.

  Discounted Cash Flow Analysis

        Gleacher performed a discounted cash flow analysis in connection with the preparation and delivery of its opinion. A discounted cash flow analysis estimates the present value of a company's common stock as a function of the company's estimated future cash flows over a period of several years.

        Gleacher performed one discounted cash flow analysis (the "Case 1 DCF") using detailed financial projections prepared and provided to Gleacher by Crystal River's management for the period from February 1, 2010 through June 30, 2014 (the "Case 1 DCF Period"), after which time (according to Crystal River's projections and based upon the material assumptions set forth below) Crystal River will have depleted its cash on hand and will have ceased generating cash inflows sufficient to cover its cash expenses. Gleacher also performed a second discounted cash flow analysis (the "Case 2 DCF") using detailed financial projections prepared and provided to Gleacher by Crystal River's management for the period from February 1, 2010 through December 31, 2017 (the "Case 2 DCF Period"), the year during which the mortgage loans secured by Crystal River's three office buildings mature. The projections used by Gleacher in preparing Case 1 DCF and Case 2 DCF appear under the heading "Important Information about Crystal River—Financial Projections" below. For purposes of its analysis,

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Gleacher used discount rates ranging between 14% and 18%, based on the estimated cost of capital of Crystal River, which included consideration of historical rates of return for publicly traded common stocks, market lending rates available to other distressed companies, risks inherent in the industry and specific risks associated with the continuing operations of Crystal River on a standalone basis. Gleacher applied these discount rates to the projected cash flows to determine the present value of Crystal River's projected cash flows and then used those results to derive Crystal River's implied equity value by subtracting therefrom the amount of Crystal River's net recourse debt of $27.9 million. Gleacher took these results and divided by the number of outstanding shares of Crystal River common stock to derive the implied price per share of Crystal River common stock.

        The following material assumptions were made in connection with both discounted cash flow analyses:

  •
  Crystal River's secured revolving credit facility with an affiliate of Brookfield would be extended throughout the Case 1 DCF Period and Case 2 DCF Period, as applicable, on terms identical to the current terms;

  •
  Crystal River's existing manager would continue to be its manager at no cost to Crystal River;

  •
  Crystal River would maintain its REIT status, pay no taxes and have net operating losses sufficient to manage its dividend policy; and

  •
  Crystal River's realized cash flows during both the Case 1 DCF Period and Case 2 DCF Period would fall within a range of +/- 5% of the cash flows estimated in the applicable financial projections prepared and provided to Gleacher by Crystal River's management (and, in the Case 2 DCF Period only, after eliminating costs associated with being a public company in accordance with the assumption stated immediately below).

        In addition, in connection with the Case 1 DCF analysis, Gleacher assumed that Crystal River would continue to incur costs associated (estimated based on discussions with Crystal River's management to be in excess of $4 million per year) with being a public company throughout the Case 1 DCF Period, whereas for purposes of the Case 2 DCF analysis Gleacher assumed that Crystal River would not incur such costs throughout the Case 2 DCF Period. Furthermore, the Case 1 DCF analysis assumed that Crystal River's assets would be liquidated at the end of the Case 1 DCF Period at nominal cost.

        Based on the discount rate and other assumptions set forth above, the discounted cash flow analysis indicated the following negative implied per share equity value reference range for Crystal River, as compared to the merger consideration:

	Implied Per Share Equity Value Reference Range for Crystal River	Merger Consideration
Case 1 DCF	-$0.94 to -$0.85	$0.60
Case 2 DCF	-$0.39 to -$0.26	$0.60

  Premiums Paid Analysis

        To provide background and perspective with respect to the premium implied by the merger consideration, Gleacher performed a premiums paid analysis and considered the premiums paid in certain types of precedent transactions. Gleacher looked at the premiums paid in certain selected transactions involving publicly-traded mortgage REITs in the U.S. that had been successfully completed since November 2002. Gleacher analyzed these transactions to determine the premium paid for the target company calculated using the closing stock price on the date that was one trading day and thirty trading days prior to the announcement of the transaction. Gleacher chose these transactions based on a range of factors including but not limited to the industry in which the target companies operate and

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the asset composition of the target companies. The precedent transactions considered in this analysis were:

			Premium to
Date	Target	Acquiror	Closing price on last trading day prior to announcement		Average closing price for 30 trading days prior to announcement
1/29/2008	Quadra Realty Trust	Hypo Real Estate Capital	33.8	%(1)	36.5	%(1)
8/9/2006	Saxon Capital	Morgan Stanley	28.5		24.8
5/25/2006	Ames Investment	Accredited Home Lenders Holding	(6.5)		0.0
10/6/2005	CRIIMI MAE	CDP Capital-Financing(2)	31.5		10.7
8/29/2004	LNR	Cerberus	6.8		14.4
11/15/2002	FBR Asset Investment	Friedman Billings Ramsey Group	22.2		18.0

(1)
Excludes dividend of $0.3494 per share payable to all stockholders.

(2)
A subsidiary of Caisse de Depot et Placement du Quebec

        Based on this analysis, Gleacher observed the following mean and median premiums:

	1-Day Premium	30-Day Premium
Mean	19.4%	17.4%
Median	25.4%	16.2%

        Gleacher selected a reference range of 15.0% to 25.0% based on the results of the 1-day premiums paid analysis and other factors described below relevant to this transaction in its judgment. Gleacher then applied this reference range to the closing price of our common stock of $0.78 on February 22, 2010, the last trading day prior to the announcement of the merger, in order to determine a 15% and 25% premium to this stock price and then added the amount of such premia to this stock price. This analysis indicated the following implied per share equity value reference range for Crystal River, as compared to the merger consideration:

Implied Per Share Equity Value Reference Range for Crystal River	Merger Consideration
$0.90 to $0.98	$0.60

        In addition, Gleacher selected a reference range of 10.0% to 20.0% based on the results of the 30-day premiums paid analysis and other factors described below relevant to this transaction in its judgment. Gleacher then applied this reference range to the average closing price of our common stock for the thirty trading days prior to the announcement of the merger of $0.49 in order to determine a 10% and 20% premium to this stock price and then added the amount of such premia to this stock price. This analysis indicated the following implied per share equity value reference range for Crystal River, as compared to the merger consideration:

Implied Per Share Equity Value Reference Range for Crystal River	Merger Consideration
$0.54 to $0.59	$0.60

        In selecting the reference ranges noted above, Gleacher considered the following facts in addition to the results of the premiums paid analyses: the significant declines in the market value of the assets and the shares of mortgage REITs since the last of the precedent transactions was consummated in early 2008; the lack of capital available to mortgage REITs, including the Company, currently and the consequent harm to their ongoing franchise values; and the disparity between the current book and market values of the Company's assets and its stock price.

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        No target company or transaction used in the premiums paid analysis is identical or directly comparable to Crystal River or its business. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, these analyses involve complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the target companies, business segments or transactions to which Crystal River was compared. Furthermore, Gleacher observed that the market price of our common stock was subject to significant volatility due to a number of factors including low trading volume, bulletin board trading (as opposed to trading on a major stock exchange), small market capitalization and low stock price. Thus the results of the premiums paid analysis were noted by Gleacher and presented to the Special Committee but due to the factors noted above, Gleacher noted that this analysis had limited applicability to this merger.

  Net Asset Value Analysis

        Gleacher performed a net asset value analysis to establish the net asset value per share of our common stock. Below are assumptions provided by management on January 14, 2010, which were incorporated by Gleacher into the net asset value analysis. The fair values of the CMBS and RMBS securities referenced below were estimated by Crystal River's management by obtaining broker quotations, where available, based upon reasonable market order indications or a good faith estimate thereof on the date such fair values were estimated. For CMBS and RMBS where market quotes were not readily obtainable, Crystal River's management estimated values, and considered factors including the credit characteristics and term of the underlying security, market yields on securities with similar credit ratings, and sales of similar securities, where available.

  •
  Cash balance of $1.0 million as of January 31, 2010;

  •
  Certain restricted cash balances totaling $4.3 million;

  •
  Fair value of CMBS securities held by Crystal River of $5.1 million as of December 31, 2009;

  •
  Fair value of RMBS securities held by Crystal River of $1.3 million as of December 31, 2009;

  •
  Secured credit facility balance of $28.9 million as of December 31, 2009;

  •
  Accounts payable balances totaling $1.1 million as of January 31, 2010; and

  •
  Estimated expenses to be incurred through the completion of the transaction of $4.2 million

        In addition to the above assumptions provided by management, Gleacher received preliminary non-binding bids ranging from $10.0 million to $13.0 million with respect to the equity in the three owned office buildings. Based on the assumptions provided by management and the range of preliminary non-binding bids with respect to the equity in the three owned office buildings, Gleacher calculated a range of fair market values for Crystal River's assets of $21.7 million to $24.7 million. Gleacher then subtracted the secured credit facility balance of $28.9 million, accounts payable balances of $1.1 and estimated expenses of $4.2 million from this total asset value to arrive at a range of net asset values of negative $12.6 million to negative $9.6 million with the following negative implied per share equity value reference range for Crystal River, as compared to the merger consideration:

Implied Per Share Equity Value Reference Range for Crystal River	Merger Consideration
-$0.50 to -$0.38	$0.60

        Gleacher observed that based upon the results of the net asset value analysis, the fair market value of Crystal River's assets was not greater than the balance of the secured credit facility of $28.9 million.

        Gleacher's estimate of the fair market values for Crystal River's assets valued the Company on a standalone basis and ascribed no value to intangible assets that had no value to Crystal River as a

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standalone company. Therefore, Gleacher's estimate of fair market values does not include any value for CMBS special servicing rights (because Crystal River is not a CMBS special servicer) or net operating losses (because Crystal River as a standalone company is not expected to generate earnings which could be offset by any net operating losses). This analysis was also performed subsequent to the completion of the transaction with the Trust Preferred Collateral Manager to exchange certain assets of Crystal River with a then-current market value of approximately $8.3 million for all of its outstanding trust preferred securities.

        In connection with the sale process referred to above under "—Background of the Merger", one third party submitted a non-written, non-binding, preliminary valuation of the assets of Crystal River subject to documentation and diligence of $37.5 million in November, 2009; however, this non-binding oral indication was submitted prior to the exchange transaction related to the trust preferred securities.

  Other Information

        Gleacher performed two additional analyses described below that were not used as valuation methodologies in connection with its opinion but were instead presented to the Special Committee for informational purposes.

  Comparable Company Analysis

        To provide background information and perspective with respect to financial performance of other public companies active in the same sector in which Crystal River operates, Gleacher reviewed publicly available information of certain publicly traded mortgage REITs based in the U.S., that Gleacher deemed to be reasonably comparable to Crystal River. Gleacher chose the following selected comparable companies for its analysis because of their focus on commercial and residential mortgages and related securities.

  •
  Anthracite Capital, Inc.

  •
  Arbor Realty Trust, Inc.

  •
  Capital Trust, Inc.

  •
  Gramercy Capital Corp.

  •
  iStar Financial Inc.

  •
  JER Investors Trust Inc.

  •
  Newcastle Investment Corp.

  •
  NorthStar Realty Finance Corp.

  •
  RAIT Financial Trust

        No company used in the comparable company analysis is identical or directly comparable to Crystal River or its business. Gleacher noted that, in this specific instance, it was not possible to calculate an implied equity value for Crystal River based on the metrics generally derived from a comparable company analysis including but not limited to the price to earnings ratio or the price to book and tangible book value ratios, because Crystal River had negative earnings, negative book value and negative tangible book value. The comparable company analysis was included in Gleacher's presentation to the Special Committee because Gleacher observed that it provided an illustration of the financial and operational difficulties currently facing mortgage REITs.

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  Historical Trading Analysis

        To provide background information and perspective with respect to the relative historical share prices of Crystal River, Gleacher analyzed the price of shares of our common stock as of February 22, 2010, the last trading day prior to announcement of the merger, in relation to the historical trading price of our common stock. Gleacher calculated the volume-weighted average closing prices of our common stock over the one-month, three-months and six-months periods and looked at the 52-week high and 52-week low market prices of our common stock. Gleacher then calculated and compared the implied premiums or discounts of such closing prices to the closing trading price of $0.78 of our common stock on February 22, 2010. Additionally, Gleacher noted that Crystal River announced the suspension of a dividend on its common stock on November 6, 2009.

Trading Period	Closing Market Price of Common Stock	Implied Premium (Discount) of the Closing Market Price of Common Stock to the Closing Price of $0.78
One-Month Volume—Weighted Average	$0.58	(26.0)%
Three-Month Volume—Weighted Average	$0.47	(40.0)%
Six-Month Volume—Weighted Average	$0.81	4.0%
52-Week High Market Price	$2.47	216.7%
52-Week Low Market Price	$0.31	(60.2)%

  General

        In connection with the review of the merger by the Special Committee, Gleacher performed a variety of financial analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Gleacher considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Gleacher believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying the analyses and opinions. In addition, Gleacher may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Gleacher's view of the actual value of Crystal River or its business. In performing its analyses, Gleacher made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Many of these assumptions are beyond the control of Crystal River, Crystal River's management or Gleacher. Any estimates contained in Gleacher's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

        Gleacher conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, to the holders of our common stock (other than Brookfield and its affiliates and any other affiliates of Crystal River) of the consideration of $0.60 per share in cash, without interest thereon, to be paid to such holders in the merger and in connection with the delivery of its opinion to the board of directors. These analyses do not purport to be appraisals or to reflect the prices at which businesses actually could be bought or sold.

        The merger consideration to be paid pursuant to the merger was determined through negotiations between the Special Committee and Brookfield and was recommended by the Special Committee for approval by the board of directors and approved by the board of directors. Gleacher provided advice to the Special Committee during these negotiations. Gleacher did not, however, recommend any specific merger consideration to Crystal River, the Special Committee or the board of directors or that any specific merger consideration constituted the only appropriate consideration for the merger.

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        Gleacher's opinion and its presentation to the Special Committee and the board of directors were one of many factors taken into consideration by the Special Committee and the board of directors in deciding to approve the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Special Committee or of the board of directors with respect to the merger consideration or of whether the Special Committee or the board of directors would have been willing to agree to different consideration. The foregoing summary does not purport to be a complete description of the financial analyses performed by Gleacher.

        In the ordinary course of business Gleacher and certain of its affiliates may trade the securities of Crystal River or Brookfield, for their own account and for accounts of customers, and may at any time hold a long and short position in any such securities.

        Pursuant to an engagement letter, Gleacher provided the Special Committee with financial advisory services and the board of directors with a financial opinion in connection with the merger. Crystal River agreed to pay fees to Gleacher in connection with the merger, consisting of a $1,000,000 opinion fee that became due and payable following the rendering by Gleacher of its fairness opinion (50% of which will be credited against the fee payable upon consummation of the merger) and a $2,638,000 fee that is contingent upon the consummation of the merger. Crystal River also agreed to pay a $22,500 fee to Gleacher in connection with the CMBS asset sale consummated by Crystal River. In addition, Crystal River has agreed to reimburse certain of Gleacher's expenses and indemnify Gleacher for liabilities relating to or arising out of this engagement. Pursuant to the same engagement letter, in the two years prior to the date of its opinion, Gleacher has provided financial advisory services to Crystal River for which it received aggregate advisory fees of $750,000 and Gleacher received an additional fee of $250,000 for advisory services provided to Crystal River in connection with the exchange and discharge of the outstanding preferred beneficial interests of Crystal River Preferred Trust I, a Delaware statutory trust, that were held by certain collateralized debt obligation vehicles.

Interests of Crystal River's Directors and Executive Officers in the Merger

        In considering the recommendation of the board of directors with respect to the merger, you should be aware that some of Crystal River's directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. These interests may present them with actual or potential conflicts of interest, and these interests, to the extent material, are described below. The board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and the merger.

        Treatment of Stock Options, Restricted or Unvested Shares of Common Stock and Stock Units —As of the record date, there were company stock options to acquire 130,000 shares of our common stock issued and outstanding under the Company Stock Plan and 6,000 restricted stock units and 522,021 deferred stock units outstanding under the Company Stock Plan. Under the terms of the merger agreement, each company stock option, whether or not vested or exercisable at the effective time of the merger, will be cancelled at the effective time of the merger in exchange for the right to receive a lump sum cash payment, less applicable withholding taxes, equal to the excess, if any, of (x) the product of $0.60 multiplied by the number of shares of our common stock subject to the company stock option over (y) the aggregate exercise price for such company stock option. None of the company stock options has an exercise price that is lower than $0.60, which is the per share merger consideration. Accordingly, holders of company stock options will not be entitled to any merger consideration in exchange for their options. All company stock options will be cancelled at the effective time of the merger.

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        At the effective time of the merger, each restricted or otherwise unvested share of our common stock or stock unit outstanding immediately prior to the effective time of the merger shall, as provided in the Company Stock Plan, automatically become fully vested and eligible for payment as set forth in the merger agreement. At the effective time of the merger, the Company Stock Plan will terminate.

        The following table identifies, for each of our directors and executive officers, the consideration expected to be received by each of our directors and executive officers in connection with the merger.

	Estimated Cash to be Received in Exchange for Shares of Restricted Stock and Restricted Stock Units to Vest in the Merger(1)	Estimated Cash to be Received in Exchange for Deferred Stock Units	Estimated Cash to be Received in Exchange for Shares of Common Stock Owned Free of Restrictions	Estimated Total Resulting Consideration
Directors and/or
Executive Officers
Rodman Drake,	$1,200	$44,725	$54,390	$100,315
President, Chief
Executive Officer and
Chairman(2)
Janet Graham	1,200	—	4,800	6,000
Director
Harald Hansen	1,200	55,109	2,880	59,189
Director
William Paulsen	1,200	100,284	—	101,484
Director
Louis Salvatore	1,200	113,095	6,000	120,295
Director
Craig J. Laurie	—	—	3,030	3,030
Chief Financial
Officer, Treasurer and
Director
Jonathan C. Tyras,	—	—	6,300	6,300
Vice President and
General Counsel

(1)
Calculated for each individual by multiplying the aggregate number of shares of unvested restricted stock, and unvested restricted stock units by $0.60 (the per share merger consideration).

(2)
Effective August 28, 2009, Rodman Drake became our Interim President and Chief Executive Officer and our Chairman.

        Compensation of Members of the Special Committee—Each member of the Special Committee is entitled to a monthly fee of $15,000 through February 28, 2010 and a monthly fee of $7,500 thereafter. Each Special Committee member also is entitled to a fee of $1,500 per meeting attended. The members of the Special Committee began receiving these fees in September 2009, and we expect they will continue to receive these fees until the merger closes. Through May 31, 2010, the members of the

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Special Committee have earned fees in connection with the performance of their duties as members of the Special Committee in the aggregate amount of $826,500 as follows:

Director	Amount of Fees (in thousands)
Rodman Drake(1)	$166.5
Louis Salvatore	$165.0
Harald Hansen	$165.0
Janet Graham	$165.0
William Paulsen	$165.0

(1)
Excludes compensation of $180,000 for serving as Interim Chief Executive Officer since September 2009 ($20,000 per month).

        No Severance and Change of Control Plans—The completion of the transactions contemplated by the merger agreement will not result in (i) any liability, including liability for severance pay, unemployment compensation, termination pay, or withdrawal liability, or increase the amount or value of compensation or benefits due to any current or former service provider of Crystal River or its subsidiaries solely by reason of such transactions or by reason of a termination following such transaction or (ii) any "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, to any current or former service provider of Crystal River or its subsidiaries.

        Indemnification and Insurance—Brookfield has agreed that, for a period of not less than six years following completion of the merger, the exculpation, indemnification and expense advancement obligations set forth in Crystal River's charter and bylaws (or other organizational documents) will survive. Pursuant to the terms of the merger agreement, Crystal River, as the surviving corporation in the merger, will, to the fullest extent permitted by applicable law, indemnify and hold harmless each present and former director or officer of Crystal River against all costs and expenses judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the effective time of the merger), in connection with, arising out of or relating to any action or omission in their capacities as officers or directors, in each case occurring before the effective time of the merger (including the transactions contemplated by the merger agreement). In addition, the merger agreement provides that Crystal River shall purchase a "tail" directors' and officers' liability insurance policy (which by its terms shall survive the merger) for directors and officers of Crystal River, which shall provide such directors and officers with coverage for six years following the effective time of the merger of not less than the existing coverage under, and have other terms not materially less favorable on the whole to, the insured persons that the directors' and officers' liability insurance coverage presently maintained by Crystal River, so long as the aggregate cost is not greater than the lesser of (i) 250% of the annual premium payable by Crystal River for its existing insurance as of the date of the merger agreement and (ii) $4,000,000, in either case for a one-time premium payment for such six-year period; provided that in the event that such lesser amount for a one-time premium payment for such six-year period is insufficient for such coverage, Crystal River, as the surviving corporation in the merger shall spend up to that amount to purchase such lesser coverage as may be obtained with such amount. Crystal River has obtained the directors' and officers' liability insurance that can be converted into the tail policy contemplated by the merger agreement.

        Brookfield and Sub Shares—Any shares of our common stock held by Brookfield, Sub or any wholly-owned subsidiary of Brookfield or Sub, if any, shall remain outstanding immediately following the effective time of the merger as shares of capital stock of the surviving corporation without any

47

change or modification to any right, preference, privilege or voting power of any such shares or the holders thereof.

Certain Effects of the Merger

        If the merger is completed, Sub will be merged with and into Crystal River, with Crystal River continuing as the surviving corporation and an indirect wholly-owned subsidiary of Brookfield, and you will be entitled to receive $0.60 in cash, without interest and less any applicable withholding taxes, for each share of our common stock you own.

        Each share of our common stock held by Crystal River or any wholly-owned subsidiary of Crystal River, if any, shall, at the effective time of the merger, be cancelled and extinguished and cease to exist and no payment shall be made with respect thereto.

        Any shares of our common stock held by Brookfield, Sub or any wholly-owned subsidiary of Brookfield or Sub, if any, shall remain outstanding immediately following the effective time of the merger as shares of capital stock of the surviving corporation without any change or modification to any right, preference, privilege or voting power of any such shares or the holders thereof.

        As of the record date, there were company stock options to purchase 130,000 shares of our common stock granted under the Company Stock Plan to certain of our current and former directors, our external manager and certain of its and its affiliates' current and former employees. Under the terms of the merger agreement, each company stock option, whether or not vested or exercisable at the effective time of the merger, will be cancelled at the effective time of the merger in exchange for the right to receive a lump sum cash payment, less applicable withholding taxes, equal to the excess, if any, of (x) the product of $0.60 multiplied by the number of shares of our common stock subject to the company stock option over (y) the aggregate exercise price for such company stock option. None of the company stock options has an exercise price that is lower than $0.60, which is the per share merger consideration. Accordingly, holders of company stock options will not be entitled to any merger consideration in exchange for their options. All company stock options will be cancelled at the effective time of the merger.

        At the effective time of the merger, each restricted or otherwise unvested share of our common stock or stock unit outstanding immediately prior to the effective time of the merger shall, as provided in the Company Stock Plan, automatically become fully vested and eligible for payment as set forth in the merger agreement. At the effective time of the merger, the Company Stock Plan will terminate.

        Upon the terms and subject to the conditions of the merger agreement and the articles of merger, and in accordance with the Maryland General Corporation Law, or the MGCL, Sub shall be merged with and into Crystal River at the effective time of the merger. At the effective time of the merger, the separate corporate existence of Sub shall cease and Crystal River shall continue under its present name as the surviving corporation and shall succeed to and assume all the rights and obligations of Sub in accordance with the MGCL.

        Also at the effective time of the merger and by virtue of the merger, the charter of the surviving corporation will be amended and restated in its entirety to be substantially identical to the charter of Sub and the surviving corporation shall take such steps as are necessary to amend and restate in their entirety the bylaws of the surviving corporation so they will be substantially identically to the bylaws of Sub as in effect on the date of the merger agreement.

        Following the merger, Crystal River will become an indirect wholly-owned subsidiary of Brookfield and Crystal River will cease to be a publicly-traded company. A primary benefit of the merger to Crystal River's stockholders will be their right to receive a cash payment of $0.60, without interest and less any required withholding taxes, for each share of our common stock held by them. Additionally, stockholders will avoid the risk of any possible decrease in the future earnings, growth or value of

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Crystal River following the merger. A detriment of the merger to Crystal River's stockholders includes the lack of an interest of such stockholders in the potential future earnings or growth of Crystal River, if any, and that they will no longer own any interest in Crystal River's net book value or net earnings. Additionally, the receipt of cash in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes.

        Upon completion of the merger, the Unaffiliated Stockholders will no longer own any interest in Crystal River's net book value or net earnings (loss), and Brookfield will indirectly own all the outstanding common stock of the Company and therefore will own a 100% interest in the surviving corporation's net book value and net earnings. Immediately after the merger, based on Crystal River's unaudited March 31, 2010 financial statements and calculated based on Crystal River's net earnings for the three months ended March 31, 2010, Brookfield's 100% interest in the surviving corporation's net book value will be equal to approximately $(22.9) million (as compared to Brookfield's proportionate interest of $(1.9) million in Crystal River's net book value at March 31, 2010) and $32.9 million in the surviving corporation's net earnings (as compared to Brookfield's proportionate interest of $2.8 million in Crystal River's net earnings for the three months ended March 31, 2010).

        Our common stock is currently registered under the Exchange Act and is traded on the Pink Sheets and the Over-the-Counter Bulletin Board under the symbol "CYRV." If the merger is completed, our common stock will cease to be traded and will be deregistered under the Exchange Act.

        Concurrently with entering into the merger agreement with Brookfield, Crystal River entered into the Fourth Amendment to its credit agreement with Brookfield US Corporation, an affiliate of Brookfield, pursuant to which the maturity date of the credit agreement was extended to August 31, 2010 unless sooner terminated as provided in the credit agreement; provided, however, that notwithstanding the foregoing, the term shall expire upon the latest of (i) May 25, 2010, (ii) the effective time of the merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. In addition, Brookfield US Corporation consented to the merger and the separate sale by Crystal River of certain of its assets as contemplated by the merger agreement. For additional information with respect to the sale of these assets contemplated by the merger agreement, please see "The Merger Agreement—Additional Transactions" beginning on page 65.

Plans for Crystal River After the Merger

        This is a "going private" transaction. Following the completion of the merger, Brookfield anticipates that Crystal River will continue its current operations substantially as they are currently being conducted, except that Crystal River will be an indirect wholly owned subsidiary of Brookfield rather than an independent public company. Following the completion of the merger, the registration of our common stock under the Exchange Act and Crystal River's reporting obligations under the Exchange Act will be terminated upon application to the SEC. In addition, upon completion of the merger, our common stock will no longer be traded over-the-counter and price quotations will no longer be available for our common stock. Crystal River will no longer be subject to the obligations and constraints or the related direct and indirect costs associated with having publicly traded equity securities.

        Brookfield has advised Crystal River that it does not have any specific plans or proposals that relate to or would result in an extraordinary corporate transaction following completion of the merger involving Crystal River's corporate structure, business or management, such as a merger, reorganization, liquidation, relocation of any operations or purchase, sale or transfer of a material amount of assets, except as described in this proxy statement. However, Brookfield expects to continuously evaluate and review Crystal River's business and operations following the merger and may develop new plans and proposals that they consider appropriate to maximize the value of Crystal River.

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Brookfield expressly reserves the right to make any changes it deems appropriate in light of such evaluation and review or in light of future developments.

        It is currently anticipated that Crystal River Capital Advisors, LLC, an affiliate of Brookfield, will continue to provide certain management and consulting services to the Company.

        In accordance with the merger agreement, to the extent that the following transactions have not been completed prior to the effective time of the merger, Brookfield intends to:

  •
  form a new Maryland corporation as a wholly-owned subsidiary of Crystal River, referred to herein as Newco, and contribute the note and equity interests that Crystal River and its subsidiaries hold in CDO 1 to Newco and cause Newco to make an Internal Revenue Code section 362(e) election to preserve the tax basis in the CDO 1 notes and equity and, if permissible, a REIT election, and obtain the requisite preferred stockholders necessary in order for Newco to be a private REIT, and for CDO 1 to remain a qualified REIT subsidiary; and

  •
  complete the collateral management assignment (the CMBS asset sale was completed on March 15, 2010).

See "The Merger Agreement—Additional Transactions" on page 65.

        Upon the completion of the merger, the directors and officers of Sub shall be the directors and officers, respectively, of the surviving corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified or appointed, as the case may be.

Certain Effects if the Merger is Not Consummated

        The completion of the merger is conditioned upon, among other things, the approval of the merger proposal by our stockholders and other customary closing conditions. Therefore, the merger may not be completed or may not be completed in a timely manner. If the merger proposal is not approved by our stockholders or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock. Instead, we will remain an independent public company, our common stock will continue to registered with the SEC and traded over-the-counter and our stockholders will continue to be subject to the same risks and opportunities as they currently face with respect to their ownership of our common stock. If the merger agreement is terminated, the market price of our common stock will likely decline. In addition, our stock price may decline as a result of the fact that we have incurred and will continue to incur significant expenses related to the merger prior to its closing that will not be recovered if the merger is not completed.

        The merger agreement does not require the payment of a termination fee if Crystal River accepts a superior bid. However, Crystal River will be obligated to reimburse Brookfield for all its transaction expenses if the merger agreement is terminated other than as result of a breach by Brookfield (subject to a cap of $1,000,000 in certain circumstances unrelated to a superior bid), which expenses could be substantial. As a consequence of the termination of the merger agreement and the payment of these expenses, our business could be harmed. See "The Merger Agreement—Expense Reimbursement" beginning on page 69.

        If the merger is not completed, our Special Committee will evaluate what, if any, strategic alternatives remain available to Crystal River and pursue any such alternatives that are viable and would provide value to our stockholders. If the merger agreement is not approved by our stockholders or if the merger is not consummated for any other reason, there can be no assurance that any other acceptable transaction will be available to Crystal River or that Crystal River's business, prospects or results of operations will not be adversely impacted.

        If the merger is not consummated, no superior bid is received and our senior secured credit facility is not extended, Crystal River may be required to seek protection from its creditors by filing under the

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U.S. Bankruptcy Code, or an involuntary petition for bankruptcy may be filed against us in light of our financial condition.

        In addition, as stated above, unless extended, our credit agreement will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. Accordingly, if the merger agreement is terminated, it will cast substantial doubt on our ability to continue as a going concern. For more information with respect to the "going concern" opinion we have received from our independent registered public accounting firm and the liquidity and other challenges we will face if the merger is not completed, please see "Risk Factors and Cautionary Statement Concerning Forward-Looking Information."

Material U.S. Federal Income Tax Consequences

        The following discussion is a summary of the material U.S. federal income tax consequences of the merger to "U.S. Holders" and "Non-U.S. Holders (as defined below) of our common stock whose shares are converted into the right to receive cash in the merger. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, or the Code, U.S. Treasury regulations promulgated thereunder, judicial authorities and administrative rulings, all as in effect as of the date of the proxy statement and all of which are subject to change, possibly with retroactive effect.

        For purposes of this discussion, the term "U.S. Holder" means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

  •
  a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate that is subject to U.S. federal income tax on its income regardless of its source.

        A "Non-U.S. Holder" is any individual, corporation, estate, or trust that is not a U.S. Holder.

        The following does not purport to consider all aspects of U.S. federal income taxation of the merger that might be relevant to stockholders in light of their particular circumstances, or those stockholders that may be subject to special rules (for example, dealers in securities or currencies, brokers, banks, financial institutions, insurance companies, mutual funds, real estate investment trusts, tax-exempt organizations, stockholders subject to the alternative minimum tax, partnerships (or other flow-through entities and their partners or members), persons whose functional currency is not the U.S. dollar, stockholders who hold our stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment or stockholders that acquired our common stock pursuant to the exercise of an employee stock option or otherwise as compensation), nor does it address the U.S. federal income tax consequences to stockholders that do not hold our common stock as "capital assets" within the meaning of Section 1221 of the Code. In addition, the discussion does not address any aspect of foreign, state, local, estate, gift or other tax law that may be applicable to a stockholders.

        The tax consequences to stockholders that hold our common stock through a partnership or other pass-through entity, generally, will depend on the status of the stockholder and the activities of the partnership. Partners in a partnership or other pass-through entity holding our common stock should consult their tax advisors.

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        This summary of the material U.S. federal income tax consequences and any other discussion in this proxy of the tax consequences or tax risks with respect to the merger is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding tax penalties that may be imposed on the person. Holders are urged to consult their tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

  Exchange of Shares of Common Stock Pursuant to the Merger Agreement

  U.S. Holders

        The receipt of cash in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder whose shares of our common stock are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the stockholder's adjusted tax basis in such shares. Such gain or loss will be long-term capital gain or loss provided that a stockholder's holding period for such shares is more than 12 months at the time of the completion of the merger. Long-term capital gains of non-corporate taxpayers recognized in taxable years beginning on or before December 31, 2010 will be subject to tax at a maximum U.S. federal income tax rate of 15%. The deductibility of capital losses is subject to certain limitations.

  Non-U.S. Holders

        The gain, if any, recognized by a Non-U.S. Holder on the receipt of cash in exchange for shares of our common stock pursuant to the merger will be taxable in the United States only in one of three cases: (i) if our common stock constitutes a U.S. real property interest, which we refer to as a USRPI, with respect to such Non-U.S. Holder, gain recognized by the Non-U.S. Holder in connection with the merger will be subject to tax under the Foreign Investors in Real Property Tax Act, which we refer to as FIRPTA, at the rate of tax, including any applicable capital gains rates, that would apply to a U.S. Holder of the same type (e.g., an individual or a corporation, as the case may be), and collection of the FIRPTA tax will be enforced by a refundable withholding tax at a rate of 10% of such Non-U.S. Holder's proceeds; (ii) if the Non-U.S. Holder's investment in our common stock is effectively connected with a U.S. trade or business conducted by such Non-U.S. Holder, the Non-U.S. Holder will be subject to the same treatment as a U.S. Holder with respect to such gain; or (iii) if the Non-U.S. Holder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied, the nonresident alien individual will be subject to a 30% tax on the individual's capital gain. The Company believes that its common stock is and will be a USRPI at the time of the merger.

  Backup Withholding and Information Reporting

        A stockholder may be subject to backup withholding at the applicable rate (currently 28%) on the cash payments to which such stockholder is entitled pursuant to the merger, unless the stockholder properly establishes an exemption or provides a taxpayer identification number and otherwise complies with the backup withholding rules. Each stockholder should complete and sign the Internal Revenue Service, or the IRS, Form W-9 included as part of the letter of transmittal and return it to the paying agent, in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption applies and is established in a manner satisfactory to the paying agent. In addition, certain foreign persons such as certain nonresident aliens may establish an exemption from, or a reduced rate of, backup withholding by delivering the applicable IRS Form W-8 certifying such person's non-U.S. status. Backup withholding is not an additional tax. Any amounts withheld under the

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backup withholding rules generally will be allowable as a refund or a credit against a stockholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Regulatory Approvals

        We are not aware of any governmental license or regulatory permit that appears to be material to Crystal River's business that might be adversely affected by the merger or of any approval or other action by any government or governmental administrative or regulatory authority or agency, domestic or foreign, which would be required pursuant to the merger, other than the filing of the articles of merger with, and the acceptance of the articles for record by, the State Department of Assessments and Taxation of Maryland. Should any such approval or other action be required or desirable, we currently contemplate that such approval or other action will be sought. There is no current intent to delay the merger pending the outcome of any such matter. There can be no assurance that any such approval or other action, if needed, would be obtained (with or without substantial conditions) or that if such approvals were not obtained or such other actions were not taken, adverse consequences would not result to Crystal River's business, which could cause us or Brookfield to elect to terminate the merger.

Litigation

        On March 2, 2010, plaintiff Fazal Mahmood filed a complaint in the Circuit Court for Baltimore City, Maryland. The amended complaint, filed on April 13, 2010, names as defendants the members of Crystal River's board of directors: Rodman L. Drake, Janet Graham, Harald R. Hansen, Craig J. Laurie, William F. Paulsen and Louis P. Salvatore. The plaintiff asserts claims on behalf of a putative class of Company stockholders and, among other things, seeks to enjoin the merger.

        On March 2, 2010, plaintiffs Milton P. Silva and Shaher Tadros filed a complaint in the Supreme Court of the State of New York, County of New York. The amended complaint, filed April 15, 2010, names as defendants the members of Crystal River's board of directors: Rodman L. Drake, Janet Graham, Harald R. Hansen, Craig J. Laurie, William F. Paulsen and Louis P. Salvatore. The plaintiffs assert claims on behalf of a putative class of Crystal River stockholders and seek, among other relief, an injunction prohibiting the merger or an order rescinding it.

        On March 5, 2010, plaintiff Gary P. Klahr filed a complaint in the Circuit Court for Baltimore City, Maryland. The amended complaint, filed on April 13, 2010, names as defendants the members of Crystal River's board of directors: Rodman L. Drake, Janet Graham, Harald R. Hansen, Craig J. Laurie, William F. Paulsen and Louis P. Salvatore. The plaintiff asserts claims on behalf of a putative class of Crystal River stockholders and, among other things, seeks to enjoin the merger.

        On April 29, 2010, the two Maryland actions were consolidated into one action.

        In each of the lawsuits mentioned above, the plaintiffs allege, among other things, that the individual defendants, who are members of our board of directors, breached their fiduciary duties towards the plaintiff and the other public stockholders of Crystal River in connection with a proposed sale of Crystal River to Brookfield and Sub.

        In connection with defending against the litigation described above, as of the date of this proxy statement, Crystal River has not advanced its directors litigation expenses. If requested, Crystal River expects to advance litigation expenses to its directors until the conclusion of this litigation.

        Crystal River and the Special Committee believe that the litigation described above is without merit and we intend to defend ourselves vigorously in the cases.

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 Provisions for Unaffiliated Security Holders

        No provision has been made to grant Crystal River's Unaffiliated Stockholders access to the corporate files of Crystal River, the Brookfield Entities or any of their respective affiliates or to obtain counsel or appraisal services for such Unaffiliated Stockholders at the expense of Crystal River, the Brookfield Entities or of their respective affiliates.

No Appraisal Rights

        In accordance with applicable law and Crystal River's charter, Crystal River's stockholders will not have any statutory rights to demand and receive payment of the fair value of the stockholder's shares of our common stock as a result of the transactions contemplated by the merger or the merger agreement.

Credit Agreement Amendment

        Concurrently with entering into the merger agreement with Brookfield, Crystal River entered into the Fourth Amendment to its credit agreement with Brookfield US Corporation, an affiliate of Brookfield, pursuant to which the maturity date of the credit agreement was extended to August 31, 2010 unless sooner terminated as provided in the credit agreement; provided, however, that notwithstanding the foregoing, the term shall expire upon the latest of (i) May 25, 2010, (ii) the effective time of the merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. In addition, Brookfield US Corporation consented to the merger and the separate sale by Crystal River of certain of its assets as contemplated by the merger agreement. For additional information with respect to the sale of these assets contemplated by the merger agreement, please see "The Merger Agreement—Additional Transactions" beginning on page 65.

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RISK FACTORS AND CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement includes "forward-looking statements" that reflect our current views as to our financial condition, results of operations, plans, objectives, future performance, business, and the expected completion and timing of the merger and other information relating to the merger. These statements can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements by words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "may," "strategy," "will" and "continue" or similar words. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters contained in this proxy statement, the risk factors set forth below and in Exhibit 99.1 of our First Quarter Form 10-Q could cause actual results to differ materially from those discussed in the forward-looking statements. We believe the forward-looking statements in this proxy statement are reasonable; however, there is no assurance that the actions, events or results of the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations or financial condition or on the merger. In light of the significant uncertainties inherent in the forward-looking statements contained or incorporated by reference herein, readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date of this proxy statement. We cannot guarantee any future results, levels of activity, performance or achievements.

        Set forth below are various risks related to the proposed merger. The following is not intended to be an exhaustive list of the risks related to the merger and should be read in conjunction with the other information in this proxy statement. In addition, you should review the risks and uncertainties discussed in Exhibit 99.1 to our First Quarter Form 10-Q, which is attached hereto as Annex D and incorporated by reference into this proxy statement.

Completion of the merger is subject to various conditions, and the merger may not occur even if we obtain stockholder approval. Completion of the merger is subject to various risks, including, but not limited to:

  •
  the failure of stockholders holding a majority of the shares of our outstanding common stock to approve the merger proposal;

  •
  Brookfield's and Sub's right to terminate the merger agreement if a material adverse effect has occurred to Crystal River, as that term is defined in the merger agreement;

  •
  the enactment of a law or issuance of an order by a governmental authority prohibiting the completion of the merger (see "Special Factors—Litigation" on page 53);

  •
  the failure of any other conditions in the merger agreement (See "The Merger Agreement—Conditions to the Merger" on page 66); and

  •
  the failure of the merger to close for any other reason.

        As a result of these risks, there can be no assurance that the merger will be completed even if we obtain stockholder approval. If our stockholders do not approve the merger proposal or if the merger is not completed for any other reason, we expect that our current external manager, under the direction of our board of directors, will continue to manage Crystal River.

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Failure to complete the merger could negatively impact the market price of our common stock. If the merger is not completed for any reason, we will be subject to a number of material risks, including the following:

  •
  the market price of our common stock may decline to the extent that investors believe that the merger is our best alternative;

  •
  we will face liquidity and other risks discussed below; and

  •
  we must pay certain costs related to the merger even if the merger is not completed, such as legal fees and certain investment banking fees, and, subject to certain exceptions and limitations, the expenses of Brookfield, in connection with the merger and the merger agreement.

        If the merger agreement is terminated and our board of directors seeks another merger or business combination, we cannot offer any assurance that we will be able to find an acquirer willing to pay an equivalent or better price than the price to be paid under the merger agreement.

If the merger is not completed, we may be required to seek protection from our creditors by filing under the U.S. Bankruptcy Code, or an involuntary petition for bankruptcy may be filed against us.

        If the merger is not consummated and no superior bid is received, Crystal River may be required to seek protection from its creditors by filing under the U.S. Bankruptcy Code, or an involuntary petition for bankruptcy may be filed against us in light of our financial condition. See "Special Factors—Crystal River Special Committee's Reasons for the Merger and Factors Considered in Determining Fairness" on page 28.

        As stated above, unless extended, our credit agreement will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. Accordingly, if the merger agreement is terminated, it may cause our credit agreement to terminate earlier than it otherwise would, which will cast substantial doubt on our ability to continue as a going concern.

        If the merger is not consummated and no superior bid is received, or if the credit agreement is terminated and we are unable to replace our existing credit facility, Crystal River may not have sufficient liquidity for its operations and may be forced to file for bankruptcy protection, or an involuntary petition for bankruptcy may be filed against us, which could eliminate any value for holders of Crystal River's equity.

Several lawsuits have been filed against us, the members of our board of directors, Brookfield and Sub challenging the merger, and an adverse judgment in such lawsuits may prevent the merger from becoming effective or from becoming effective within the expected timeframe.

        We, the members of our board of directors, and in some instances Brookfield and Sub, have been named as defendants in purported class action lawsuits brought by our stockholders challenging the proposed merger, seeking, among other things, to enjoin the defendants from consummating the merger on the agreed-upon terms. If the plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the merger on the agreed-upon terms, the injunction may prevent the completion of the merger in the expected timeframe (or altogether). See "Special Factors—Litigation" on page 53 for more information about the putative class action lawsuits related to the merger that have been filed.

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THE MERGER AGREEMENT

        The summary of the material terms of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this document. This summary may not contain all the information about the merger agreement that is important to you.

        The merger agreement has been included to provide you with information regarding its terms, and we recommend that you read carefully the merger agreement in its entirety. The rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the merger, we do not intend for its text to be a source of factual, business or operational information about Crystal River. The merger agreement contains representations, warranties and covenants that are qualified and limited, including by information in the schedules referenced in the merger agreement that the parties delivered in connection with the execution of the merger agreement. Representations and warranties have been used as a tool to allocate risks between the respective parties to the merger agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to different standards of materiality applicable to the contracting parties, which may differ from what may be viewed as material to stockholders. Certain of these representations were accurate as of a specific date and do not purport to be accurate as of the date of this proxy statement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. Except for the parties themselves, the merger agreement does not specifically identify persons who are third party beneficiaries of the merger agreement and who may enforce the merger agreement and rely on its terms. As a stockholder, you are not a third party beneficiary of the merger agreement and therefore may not directly enforce or rely upon its terms and conditions and you should not rely on its representations, warranties or covenants as characterizations of the actual state of facts or condition of Crystal River or any of our affiliates.

Structure of the Merger

        At the effective time of the merger, Sub will be merged into Crystal River, and the separate corporate existence of Sub will cease and Crystal River will continue under its present name as the surviving corporation and will succeed to and assume all the rights and obligations of Sub. Following the completion of the merger, our common stock will be deregistered under the Exchange Act and will no longer be publicly traded.

Effective Time of the Merger

        The merger will become effective under all applicable laws upon the acceptance of the articles of merger for record by the State Department of Assessments and Taxation of the State of Maryland, unless a later time is specified in the articles of merger.

        The closing of the merger will take place no later than the second business day following the satisfaction or waiver of all the conditions to closing set forth in the merger agreement, unless we and Brookfield agree on another time and date.

Organizational Documents

        At the effective time of the merger and by virtue of the merger, the charter of the surviving corporation will be amended and restated in its entirety to be substantially identical to the charter of

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Sub, as in effect on the date of the merger agreement, except that the surviving corporation's name will continue to be "Crystal River Capital, Inc."

Management

        Immediately following the effective time of the merger, the directors and officers of the surviving corporation shall be the directors and officers of Sub as of immediately prior to the effective time of the merger. Brookfield U.S. Corporation, a wholly-owned subsidiary of Brookfield, the sole stockholder of Sub immediately prior to the effective time of the merger, will be the sole stockholder of the surviving corporation.

Conversion of Common Stock

        At the effective time of the merger, each of the shares of our common stock issued and outstanding immediately prior to the effective time of the merger, other than any shares held by Brookfield, Sub or any other wholly-owned subsidiary of Brookfield, will automatically be canceled and converted into the right to receive cash, without interest, equal to $0.60 per share of our common stock, payable to the holder of the certificate formerly representing such share, upon the surrender of the certificate in accordance with the merger agreement and the articles of merger at any time after the effective time of the merger.

Options to Purchase Common Stock; Restricted Stock and Stock Unit Awards

        In connection with the merger:

  Options to Purchase Common Stock

        Each holder of a company stock option outstanding and unexercised immediately prior to the effective time of the merger, whether or not exercisable and whether or not vested, shall be entitled to receive from the surviving corporation immediately after the effective time of the merger, in exchange for the cancellation of the company stock option, a lump sum cash payment, less applicable withholding taxes, equal to the excess, if any, of (x) the product of $0.60 multiplied by the number of shares of our common stock subject to the company stock option over (y) the aggregate exercise price for such company stock option. None of the company stock options has an exercise price that is lower than $0.60, which is the per share merger consideration. Accordingly, holders of company stock options will not be entitled to any merger consideration in exchange for their options. All company stock options will be cancelled at the effective time of the merger.

  Restricted Stock and Stock Unit Awards

        Each restricted or otherwise unvested share or stock unit outstanding immediately prior to the effective time of the merger shall automatically become fully vested as of the effective time of the merger and be converted into the right to receive payment as set forth in the merger agreement.

No Further Ownership Rights

        At the effective time of the merger, holders of our common stock, restricted stock, and options to purchase our common stock will cease to be, and have no rights as, our stockholders other than the right to receive the applicable merger consideration. The merger consideration paid to our stockholders and holders of restricted stock in accordance with the exchange and payment procedures contained in the merger agreement will be deemed to have been paid in full satisfaction of all rights and privileges pertaining to our common stock and the restricted stock.

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 Payment Procedures

        At the closing, the surviving corporation (with funds obtained from Brookfield) or Brookfield will deposit the merger consideration in trust (which trust will be for the benefit of Crystal River stockholders) with a paying agent designated by us. Promptly after the effective time of the merger, the paying agent will mail a letter of transmittal and instructions for surrendering certificates for our common stock and restricted stock to each holder thereof. The letter of transmittal and instructions or notice of redemption will tell you how to surrender your stock certificates and restricted stock, as applicable, in exchange for the applicable cash payment.

        You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal.

        You will not be entitled to receive the merger consideration until you surrender your stock certificate or certificates to the paying agent, together with a duly completed and executed letter of transmittal and any other documents as the paying agent may reasonably require. The merger consideration may be paid to a person other than the person in whose name the corresponding certificate is registered if the certificate is properly endorsed or is otherwise in the proper form for transfer. In addition, the person requesting payment must either pay any applicable stock transfer taxes or establish to the satisfaction of the surviving corporation that such stock transfer taxes have been paid or are not applicable.

        No interest will be paid or will accrue on the cash payable upon surrender of the certificates. Each of the paying agent, Brookfield and Sub will be entitled to deduct and withhold any applicable taxes from the merger consideration. At the effective time of the merger, our common stock transfer books will be closed, and there will be no further registration of transfers of our common stock.

Representations and Warranties

        We made customary representations and warranties in the merger agreement that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement or in our disclosure letter delivered in connection therewith. These representations and warranties relate to, among other things:

  •
  due organization, valid existence, good standing and power and authority to carry on the businesses of Crystal River and our subsidiaries;

  •
  our charter and bylaws and the organizational documents of our subsidiaries;

  •
  our capital structure and our ownership of our subsidiaries and the absence of any encumbrances on our ownership of the equity interests of our subsidiaries;

  •
  our power and authority to execute and deliver, and to perform our obligations under, the merger agreement and to consummate the transactions contemplated by the merger agreement;

  •
  the enforceability of the merger agreement against us;

  •
  the vote of our stockholders required in connection with the approval of the merger;

  •
  the absence of conflicts with, or breaches or violations of, our or our subsidiaries' organizational documents, and laws, permits and certain contracts applicable to us and our subsidiaries as a result of entering into the merger agreement or performing our obligations under the merger agreement;

  •
  consents and approvals of governmental entities required as a result of executing and delivering the merger agreement and performing our obligations under the merger agreement;

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  •
  our SEC filings since January 1, 2008 and the financial statements contained therein, and the accuracy and completeness of those documents;

  •
  the absence of any material adverse effect and certain other changes and events since January 1, 2008;

  •
  the absence of undisclosed liabilities;

  •
  the accuracy and completeness of information we and our subsidiaries have supplied for inclusion in this proxy statement or any other document to be filed with the SEC in connection with the transactions contemplated by the merger agreement;

  •
  possession of all permits necessary to operate and carry on our and our subsidiaries' businesses as currently being conducted and the absence of any conflict with, or default, breach or violation of, applicable laws or such permits;

  •
  tax matters affecting us and our subsidiaries, including with respect to REIT qualification;

  •
  employee benefit plans matters;

  •
  the absence of material litigation or orders against us or our subsidiaries;

  •
  actions taken by us to exempt the merger agreement, the merger and the other transactions contemplated thereby from the requirements of any antitakeover statute or regulation enacted under state law or any takeover provision in our charter;

  •
  intellectual property used by, owned by or licensed by us and our subsidiaries;

  •
  real property owned and leased by us and our subsidiaries;

  •
  tangible assets owned by us and our subsidiaries;

  •
  environmental matters affecting us and our subsidiaries;

  •
  our and our subsidiaries' material contracts and the absence of any breach or violation of, or default under, any material contract;

  •
  our investments;

  •
  compliance with applicable law;

  •
  whether we are required to be registered as an investment company under the Investment Company Act of 1940;

  •
  our and our subsidiaries' insurance policies;

  •
  the absence of any undisclosed material related-party transactions among us and our subsidiaries;

  •
  the receipt by us of a fairness opinion from Gleacher, to the effect that, as of the date of the merger agreement, the merger consideration to be paid to holders of our common stock (other than Brookfield and its affiliates and any other affiliates of Crystal River) is fair, from a financial point of view, to such holders;

  •
  the absence of any undisclosed broker's or finder's fees; and

  •
  our Special Committee's and board of directors' determination that the merger is advisable and fair and in our and our stockholders' best interests, approval of the merger and merger agreement and direction that the merger be submitted for stockholder approval.

        For the purposes of the merger agreement, "material adverse effect" means any change affecting, or any condition having an effect, that is or would reasonably be expected to be materially adverse to

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(i) the businesses, assets, financial condition or results of operations of Crystal River and our subsidiaries, taken as a whole (after taking into account any insurance recoveries reasonably expected in respect thereof), or (ii) the ability of Crystal River timely to consummate the transactions contemplated by the merger agreement or by the articles of merger.

        A material adverse effect will not have occurred, however, as a result of any such change, condition or effect resulting from:

  •
  changes in prevailing interest rates or credit spreads which do not have a materially disproportionate effect (relative to other industry participants) on Crystal River;

  •
  changes in prevailing economic or market conditions which do not have a materially disproportionate effect (relative to other industry participants) on Crystal River;

  •
  changes in applicable laws or interpretations thereof which do not have a materially disproportionate effect (relative to other industry participants) on Crystal River;

  •
  changes in United States generally accepted accounting principals applied on a consistent basis throughout the periods covered thereby, which we refer to as GAAP, or interpretations thereof, which do not have a materially disproportionate effect (relative to other industry participants) on Crystal River;

  •
  changes in the value of any of our securities as a result of being marked to market;

  •
  changes in national or international political or social conditions, including the engagement by the United States of America in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon or within the United States of America or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States of America, which do not have a materially disproportionate effect (relative to other industry participants) on Crystal River;

  •
  receipt by us of a "going concern" opinion from our independent auditors; or

  •
  any actions of our external manager or its affiliates that contravenes the express direction of the Special Committee.

        The merger agreement also contains customary representations and warranties made by Brookfield and Sub that are subject, in some cases, to specified exceptions and qualifications. The representations and warranties relate to, among other things:

  •
  their due organization, valid existence, good standing and power and authority to carry on their businesses;

  •
  their power and authority to execute and deliver, and to perform their obligations under, the merger agreement and to consummate the transactions contemplated by the merger agreement;

  •
  the enforceability of the merger agreement against them;

  •
  the absence of conflicts with, or breaches or violations of, their organizational documents, laws, or certain contracts as a result of entering into the merger agreement or consummating the merger;

  •
  consents and approvals of governmental entities required as a result of executing and delivering the merger agreement and performing their obligations under the merger agreement;

  •
  the accuracy and completeness of information they have supplied for inclusion in this proxy statement or any other document to be filed with the SEC in connection with the transactions contemplated by the merger agreement;

61

  •
  the availability of sufficient funds to deposit the merger consideration with the paying agent pursuant to the merger agreement;

  •
  their investigation of us; and

  •
  the absence of any undisclosed broker's or finder's fees.

        The representations and warranties of each of the parties to the merger agreement will expire upon the earlier of (a) the effective time of the merger and (b) the termination of the merger agreement, with certain limited exceptions.

Covenants Relating to Conduct of Our Business

        Under the merger agreement, we have agreed that, subject to certain exceptions in the merger agreement and the disclosure letter delivered in connection therewith, between February 23, 2010 and the effective time of the merger, we and our subsidiaries will:

  •
  maintain our existence and carry on our business in the ordinary course and, to the extent consistent therewith, will use commercially reasonable efforts to preserve our business relationships to the end that our goodwill and ongoing business continue at the time of the closing;

  •
  preserve our status as a REIT within the meaning of the Code and will not take or omit to take any action, or permit any status to exist, that would likely jeopardize, or is inconsistent with, our status as a REIT for any period; and

  •
  promptly answer any reasonable inquiries of Brookfield with respect to operational matters and promptly advise Brookfield orally and in writing of any material adverse effect.

        However, taking actions required by the merger agreement or at the direction of Brookfield or Sub (or refraining from taking actions prohibited by the merger agreement) will not constitute a breach of these obligations by Crystal River.

        We also have agreed that during the same time period, subject to certain exceptions set forth in the merger agreement or unless Brookfield gives its prior written consent, we and our subsidiaries will not, among other things:

  •
  adopt any amendment to our charter or bylaws or other comparable organizational documents;

  •
  make any change to the fee and expense arrangements existing as of the date of the merger agreement relating to the engagement and retention of our advisors;

  •
  issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of our capital stock, any other voting securities or equity equivalent or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities, equity equivalent or convertible securities, other than the issuance of shares of our common stock upon the exercise of stock options or vesting of restricted or deferred stock outstanding on the date of the merger agreement pursuant to our stock plan and in accordance with their terms;

  •
  declare, set aside or pay any dividends on, or make any other actual, constructive or deemed distributions in respect of, any of our capital stock, or otherwise make any payments to our stockholders in their capacity as such, other than dividends and other distributions by our subsidiaries to us or our wholly-owned subsidiaries;

  •
  other than in the case of any of our wholly-owned subsidiaries, split, combine or reclassify any of our capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of our capital stock;

62

  •
  purchase, redeem or otherwise acquire any shares of our capital stock or of any of our non-wholly-owned subsidiaries or any other debt or equity securities of any of them or any rights, warrants or options to acquire any such shares or other securities;

  •
  acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the assets or properties of or equity in, or by any other manner, any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or (ii) any assets or properties that are, individually or in the aggregate, material to us and our subsidiaries taken as a whole;

  •
  sell, lease (other than the subleasing of excess office space), license, mortgage or otherwise encumber or subject to any lien or otherwise dispose of any of our material assets, other than in the ordinary course or in the Additional Transactions (as defined in the merger agreement);

  •
  other than in the ordinary course, incur or assume any indebtedness for borrowed money, guarantee any such indebtedness, issue or sell any debt securities or warrants or other rights to acquire any debt securities, guarantee or otherwise support any debt securities or make any loans or advances to any other person, or enter into any arrangement having the economic effect of any of the foregoing;

  •
  alter (through merger, liquidation, reorganization, restructuring or in any other fashion) our corporate structure or ownership or other than as contemplated in the Additional Transactions;

  •
  change or modify the accounting methods, principles or practices used by us (other than changes or modifications required to be made by changes in GAAP, after the date of the merger agreement, provided that Brookfield receives written notice of any such changes);

  •
  make or rescind any material tax election or settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy in relation to taxes;

  •
  violate or fail to perform any obligation or duty imposed upon us by any law, where such violation or failure, individually or in the aggregate, would reasonably be expected to have a material adverse effect;

  •
  take any action that would reasonably be expected to result in any of the closing conditions applicable to Brookfield set forth in the merger agreement not being satisfied in a timely manner as contemplated by the merger agreement;

  •
  adopt any new employee benefit plan, incentive plan, severance plan, bonus plan, stock option plan or similar plan, make any new grants under any existing stock option plan or incentive plan, bonus plan or similar plan, amend, or otherwise modify any employee benefit plan, incentive plan, severance plan, bonus plan, stock option plan or similar plan, or enter into or amend any employment agreement or similar agreement or arrangement or grant or become obligated to grant any bonus or any increase in the compensation of directors, officers or employees, except such changes as may be required by law, or terminate the employment of any key employee, take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercise or funding under any employee benefit plan;

  •
  settle or compromise any material litigation for an amount in excess of $250,000, or waive, release or assign any material rights or claims with a value in excess of $250,000;

  •
  enter into or amend or otherwise modify any agreement with any of our affiliates (as defined in the merger agreement) (other than agreements with our wholly-owned subsidiaries or wholly-owned subsidiaries of Brookfield or its affiliates);

  •
  authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of us or any of our subsidiaries;

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  •
  materially amend or terminate, or waive compliance with the material terms of or material breaches under any contract or, other than in the ordinary course, enter into a new contract, agreement or arrangement that, if entered into prior to the date of the merger agreement, would have been a contract;

  •
  fail to use commercially reasonable efforts to comply or remain in compliance with all material terms and provisions of any contract, where such failures to comply, individually or in the aggregate, would reasonably be expected to have a material adverse effect;

  •
  authorize, recommend, propose or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing; or

  •
  enter into new hedging arrangements or terminate or modify existing hedging arrangements.

Solicitation of Transactions

        Prior to our stockholders' meeting, we and any of our officers, directors, employees, investment bankers, attorneys, accountants, agents or other advisors or representatives may furnish nonpublic information concerning Crystal River to any person making a takeover proposal or reasonably likely to make a takeover proposal (and such persons' employees, agents and representatives) so long as such information is furnished pursuant to a confidentiality agreement that is no less restrictive than the confidentiality agreement entered into between Brookfield and Gleacher on behalf of Crystal River.

        For purposes of the merger agreement, a "takeover proposal" means any inquiry, proposal or offer, other than a proposal by Brookfield or Sub, for a merger, consolidation, share exchange, business combination or other similar transaction involving Crystal River or any of our subsidiaries or any inquiry, proposal or offer (including, without limitation, any proposal or offer to our stockholders), other than a proposal or offer by Brookfield or Sub, to acquire in any manner, directly or indirectly, a significant equity interest in, a significant amount of any voting securities of, or a substantial portion of the assets of, Crystal River or any of our subsidiaries. Inquiries, offers or proposals relating to the CMBS asset sale (that closed on March 15, 2010) or the collateral management assignment are not takeover proposals.

        If we receive a takeover proposal or any inquiry with respect to or which would reasonably be expected to lead to any takeover proposal, we will promptly (and in any event within two business days of the date of receipt thereof) notify Brookfield orally and in writing. This notice will include the material terms and conditions of the takeover proposal or inquiry and the identity of the person making the takeover proposal or inquiry, and we will promptly provide to Brookfield copies of any written materials we receive in connection with any of the foregoing. We will keep Brookfield reasonably informed of the status and the material terms and conditions (including amendments and proposed amendments) of any such takeover proposal or inquiry.

        If, prior to our stockholders' meeting, we receive a takeover proposal (i) which constitutes a superior proposal or (ii) which a majority of the disinterested members of our board of directors in good faith concludes proposes consideration that is more favorable to our stockholders than the transactions contemplated by the merger agreement and which could reasonably be expected to result in a superior proposal in all other respects, we will promptly (but in any event within two business days of our board of directors' determination) provide to Brookfield written notice. For a period of not less than five business days after Brookfield receives our notice of a superior proposal, we will, if requested by Brookfield, negotiate in good faith with Brookfield to permit Brookfield to improve the terms and conditions of the merger agreement (from the viewpoint of Crystal River and its stockholders) so that we would be able to proceed with the proposed merger with Brookfield and our board of directors can continue to recommend the merger. If, following such negotiation period with Brookfield our board of directors concludes that the other proposal remains a superior proposal to this merger, then it may

64

withdraw its recommendation of the merger with Brookfield and may terminate the merger agreement with Brookfield and we may enter into an agreement to effect the superior proposal. Similarly, if prior to our stockholders' meeting, a material development or change in circumstances that was not reasonably expected by our board of directors or the Special Committee arises after the date of the merger agreement, the board of directors may withdraw or modify its recommendation.

        For the purposes of the merger agreement, a "superior proposal" means a bona fide written takeover proposal made by a third party to acquire Crystal River pursuant to a tender or exchange offer, a merger, consolidation or business combination, a share exchange, a sale of all or substantially all its assets or otherwise (x) on terms which a majority of the disinterested members of our board of directors determines in their good faith judgment, after consultation with its independent financial advisor, to be more favorable to Crystal River and our stockholders than the merger, taking into account all relevant factors (including the payment of expenses under the merger agreement and any additional expenses of Crystal River if the takeover proposal is in the form of a sale of all or substantially all its assets), (y) which is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) and (z) for which financing, to the extent required, is then fully committed or which, in the good faith judgment of a majority of such disinterested members (based on the advice of independent financial advisors), is reasonably capable of being financed by such third party.

Additional Transactions

        Under the merger agreement, Brookfield has the option, upon reasonable notice to us, to direct Crystal River to use all reasonable efforts to complete the following additional transactions by no later than immediately prior to Closing:

  •
  the formation of a new Maryland corporation as a wholly-owned subsidiary of Crystal River, which we refer to as Newco, and the contribution of the note and equity interests that we and our subsidiaries hold in CDO 1 and its affiliated U.S. co-issuer to Newco, and the causing of Newco to make (1) an Internal Revenue Code section 362(e) election to preserve the tax basis in these CDO notes and equity and (2) if permissible, a REIT election, in each case in forms as designated by Brookfield, and at the sole cost and expense of the Brookfield;

  •
  the cooperation with Brookfield in a commercially reasonable manner to obtain the requisite preferred stockholders necessary in order for Newco to be a private REIT (assuming that Newco otherwise qualifies as a private REIT), and for the CDO to remain a qualified REIT subsidiary, at the effective time of the merger, in form and substance acceptable to Brookfield, and at the sole cost and expense of the Brookfield;

  •
  the transfer and sale, or causing the transfer and sale, to one or more third parties of specified commercial mortgage-backed security interests and other rights currently held by Crystal River at prices and terms designated by Brookfield (we refer to the sale of these securities as the CMBS asset sale, which occurred on March 15, 2010); and

  •
  the assignment of Crystal River's rights to appoint the collateral manager (inclusive of its right to appoint the special servicer for certain CMBS trusts as the holder of certain securities issued by those trusts) under the collateral management agreement in effect for each of CDO 1 and CDO 2 and the causing of the appointment of a successor collateral manager under each of those agreements, as directed by Brookfield (we refer to these assignments as the collateral management assignment).

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 Agreement to Take Further Action

        Subject to the terms and conditions of the merger agreement and in accordance with applicable laws, each party to the merger agreement has agreed to use all of its reasonable efforts to take, or to cause to be taken, all appropriate actions and to do, or to cause to be done, all things necessary, proper or advisable under applicable laws to consummate the merger, including, among other things:

  •
  the obtaining of all necessary actions or non-actions, waivers, consents and approvals from all governmental entities and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity (including those in connection with takeover statutes);

  •
  the giving of all notices and obtaining of all necessary consents, approvals, waivers and exemptions from third parties, including consents from the lenders under our mortgage loan secured by two triple net-leased commercial properties located in Houston, Texas and Phoenix, Arizona, which also will require rating agency "no downgrade" confirmation and payment of consent fees, if any, to the lender (the debt on our third triple-net leased property located in Arlington, Texas does not require lender consent because of an exemption for transfers to Brookfield or other "Qualified Transferees" with a net worth of over $600 million);

  •
  the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the merger agreement or the completion of the transactions contemplated thereby, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity with respect to the merger or the merger agreement vacated or reversed; and

  •
  the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by the merger agreement.

        Each party has also agreed to cooperate with the other party in taking, or causing to be taken, all actions necessary to terminate the registration of our common stock under the Exchange Act.

Conditions to the Merger

        The obligations of the parties to complete the merger are subject to the following mutual conditions:

  •
  all necessary material consents, orders, approvals and waivers of any governmental entity required for the completion of the transactions contemplated by this Agreement, if any, shall have been obtained;

  •
  our stockholders shall have approved the merger in accordance with Section 3-105(e) of the MGCL; and

  •
  No court or other governmental entity having jurisdiction over Crystal River, Brookfield or Sub, or any of their respective subsidiaries, shall have enacted, issued, promulgated, enforced or entered any law or order which is then in effect and has the effect of making the merger illegal or otherwise restricting the closing or any provision of the articles of merger.

        The obligations of Brookfield and Sub to complete the merger are subject to the following additional conditions:

  •
  we have performed in all material respects each of our respective agreements contained in the merger agreement required to be performed at or prior to the closing;

  •
  each of our representations and warranties contained in the merger agreement is true and correct at and as of the closing date of the merger as if made at and as of such date (other than

66

    representations and warranties that address matters only as of a certain date, which are true and correct as of such certain date), except as would not reasonably be expected to result in a material adverse effect;

  •
  since the date of the merger agreement, no changes, events or developments have occurred which, individually or in the aggregate, have had, or would reasonably be expected to have, a material adverse effect;

  •
  a certificate executed on our behalf by one of our senior executive officers to the effect that certain closing conditions set forth in the merger agreement have been satisfied is delivered to Brookfield;

  •
  there is no pending or threatened in writing any suit, action or proceeding in which any governmental entity is or is threatened in writing to be the party: (i) challenging the acquisition by Brookfield and Sub of any shares of our common stock, seeking to restrain or prohibit the completion of the merger, or seeking to place limitations on the ownership of shares of our common stock by Brookfield or seeking to obtain from Crystal River, Brookfield or Sub any damages that are material in relation to Crystal River, (ii) seeking to prohibit or materially limit the ownership or operation by Crystal River, Brookfield or any of their respective subsidiaries or affiliates of any portion of any business or of any assets of Crystal River, Brookfield or any of their respective subsidiaries, or to compel Crystal River, Brookfield or any of their respective subsidiaries to divest or hold separate any portion of any business or of any assets of Crystal River, Brookfield or any of their respective subsidiaries, as a result of the merger, or (iii) seeking to prohibit Brookfield or any of its subsidiaries from effectively controlling in any material respect the business or operations of Crystal River or any of its subsidiaries, in each case except as would not reasonably be expected to result in a material adverse effect;

  •
  Brookfield has received a tax opinion, dated as of the closing date of the merger, from Paul, Hastings, Janofsky & Walker LLP, in form and substance reasonably satisfactory to Brookfield's United States tax counsel with respect to, among other things, Crystal River's qualification as a REIT;

  •
  we have delivered to Brookfield a certificate dated as of the closing date of the merger stating that Crystal River is not a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code, and in form and substance required under Treasury Regulations 1.897-2(h);

  •
  we have formed Newco, as described above under "Additional Transactions," contributed the CDO note and equity interests to Newco that are described above under "Additional Transactions," and have caused Newco to make (1) a Code section 362(e) election to preserve the tax basis in the CDO notes and equity and (2) if permissible, a REIT election, in each case in forms as designated by Brookfield, and at the sole cost and expense of the Brookfield; and

  •
  Brookfield has received evidence, in form and substance reasonably satisfactory to it, that we have obtained all required consents, including certain lender consents referenced above in the section entitled, "The Merger Agreement—Agreement to Take Further Action" on page 66.

        Our obligation to complete the merger is subject to the following additional conditions:

  •
  Brookfield and Sub have performed in all material respects each of their respective agreements contained in the merger agreement required to be performed at or prior to the closing;

  •
  each of the representations and warranties of Brookfield and Sub contained in the merger agreement is true and correct at and as of the closing date as if made at and as of such date (other than representations and warranties that address matters only as of a certain date, which are true and correct as of such certain date), other than as would not result in a material

67

    adverse effect on the ability of Brookfield or Sub timely to consummate the transactions contemplated thereby; and

  •
  a certificate executed on behalf of Brookfield by a senior executive officer of the Brookfield, to the effect that the closing conditions of Brookfield and Sub under the merger agreement have been satisfied, is delivered to Crystal River.

Termination

        The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, as follows:

  •
  by mutual written consent of Brookfield and us; or

        by either Brookfield or us:

  •
  if any law permanently preventing the completion of the merger shall be in effect or any permanent order, decree, ruling or other action of a court or other competent authority restraining, enjoining or otherwise preventing the completion of the merger shall have become final and non-appealable; or

  •
  if the merger is not consummated before July 31, 2010, unless the failure to consummate the merger is caused by or the result of a material breach of the merger agreement by the party seeking to terminate the merger agreement (or by Sub, in the case of a termination by Brookfield) (provided, however, that the passage of such period shall be tolled for any part thereof during which any party shall be subject to a non-final order, decree, ruling or other action restraining, enjoining or otherwise preventing the completion of the merger); or

  •
  if any required approval of the merger by our stockholders has not been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of such stockholders or at any adjournment thereof, provided that we may terminate the merger agreement upon such an event only if (1) we have satisfied all of our requirements under the merger agreement for calling and holding the stockholders' meeting to approve the merger agreement and (2) we have complied with the merger agreement provisions regarding takeover proposals and superior proposals; or

        by Brookfield:

  •
  if there has been a material breach of the covenants and agreements set forth in the merger agreement on the part of Crystal River, which breach has not been cured within fifteen business days following receipt by us of written notice of such breach from Brookfield or Sub, as applicable; or

  •
  if there has been a breach of representation or warranty of Crystal River set forth in the merger agreement, other than as would not be reasonably expected to have a material adverse effect, which breach has not been cured within fifteen business days following receipt by us of written notice of such breach from Brookfield; or

  •
  if our board of directors or the Special Committee withdraws or modifies its recommendation of the merger or approves a competing transaction; or

        by us:

  •
  if there has been a material breach of the covenants and agreements set forth in the merger agreement on the part of Brookfield or Sub, which breach has not been cured within fifteen business days following receipt by Brookfield or Sub, as applicable, of written notice of such breach from Crystal River; or

68

  •
  if there has been a breach of representation or warranty of Brookfield or Sub set forth in the merger agreement, other than as would not be reasonably expected to have a material adverse effect on the ability of Brookfield or Sub to timely consummate the transactions contemplated hereby, which breach has not been cured within fifteen business days following receipt by Brookfield or Sub of written notice of such breach from Crystal River; or

  •
  if, to the extent permitted by the merger agreement, our board of directors or the Special Committee withdraws or modifies its recommendation of the merger or approves a competing transaction (and in the case of approving a competing transaction, Crystal River concurrently enters into a definitive agreement with respect to such transactions and Crystal River concurrently reimburses Brookfield's fees and expenses incurred in connection with this transaction as described below under "Expense Reimbursement."

Expense Reimbursement

        If the merger agreement is terminated for any reason whatsoever (other than a termination by Crystal River as a result of a breach by Brookfield of its representations, warranties or covenants), then Crystal River is obligated to reimburse Brookfield for all of its reasonable third-party out-of-pocket fees and expenses incurred in connection with the merger and the merger agreement. Crystal River's obligation to reimburse Brookfield's expenses is subject to an aggregate cap of $1 million if the termination occurs because:

  •
  Crystal River and Brookfield have mutually consented to terminate the merger agreement;

  •
  of the enactment of a law or issuance of any permanent order, decree, ruling or other action of a court or other competent authority that prevents the completion of the merger;

  •
  the merger is not consummated before July 31, 2010; or

  •
  the stockholders have failed to approve the merger.

        Crystal River's obligation to reimburse Brookfield's expenses is not subject to any aggregate cap if the termination occurs because:

  •
  Crystal River has breached any of its representations, warranties or covenants; or

  •
  our board of directors has withdrawn or modified its recommendation of the merger with Brookfield or approved a superior proposal.

        If the merger agreement is terminated by Crystal River as a result of a breach by Brookfield of its representations, warranties or covenants, then Brookfield is obligated to reimburse Crystal River for all of its reasonable third-party out-of-pocket fees and expenses incurred in connection with the merger and the merger agreement, without being subject to any aggregate cap.

Amendment

        The merger agreement may be amended by mutual agreement of the parties in writing.

Remedies

        The parties to the merger agreement explicitly agreed that all of their respective rights and remedies are cumulative to, and not exclusive of, any rights and remedies otherwise available. In addition, the parties explicitly agreed that they would be entitled to equitable relief, including specific performance with respect to any breach or attempted breach.

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EXPENSES OF THE TRANSACTION

        Set forth below are the expenses that are expected to be incurred in connection with the transactions. With the exception of the SEC filing fees, all amounts are estimates. See the section entitled "The Merger Agreement—Expense Reimbursement" beginning on page 69 for a description of how the expenses will be allocated in the event the merger is terminated.

	Crystal River Expenses		Brookfield Expenses	Total
Legal	$800,000		750,000	$1,550,000
Financial Advisor Fees and Expenses	3,200,000	(1)	—	3,200,000
Accounting Fees and Expenses	50,000			50,000
SEC Filing Fees	1,037		—	1,037
Transfer Agent	20,000		—	20,000
Proxy Solicitor	20,000		—	20,000
Special Committee Fees and Expenses	826,500	(2)	—	826,500
Printing and Mailing	30,000		—	30,000
Miscellaneous	1,002,463			1,002,463

Total	$5,950,000		750,000	$6,700,000

(1)
Does not include any amounts paid relating to the sale of assets pursuant to the Asset Sale LOI (as defined below) or the transaction pursuant to which Crystal River exchanged certain of its assets for all of its outstanding trust preferred securities.

(2)
Includes all Special Committee fees earned since the formation of the Special Committee in August 2009 through May 31, 2010.

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FINANCING

        Brookfield's and Sub's obligations to complete the merger are not conditioned upon their ability to obtain financing for the merger. Based on information available as of the date of this proxy statement, Brookfield estimates that the total amount of funds necessary to complete the merger and related transactions and pay Brookfield's related fees and expenses is approximately $16.0 million. Brookfield intends to obtain all such funds through its working capital.

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THE SPECIAL MEETING

General; Time, Place and Purpose of the Special Meeting

        This proxy statement is being furnished by the board of directors in connection with its solicitation of proxies for use at our special meeting and at any adjournment or postponement thereof. The special meeting will be held on Friday, July 30, 2010 at 1:00 p.m. local time at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders.

Proposals

        The special meeting is being held for the following purposes:

  1.
  To consider and vote on the merger proposal; and

  2.
  To consider and vote on the adjournment proposal.

Record Date and Share Ownership

        Only stockholders of record at the close of business on June 23, 2010 are entitled to notice of and to vote at the special meeting and at any adjournment or postponement thereof.

        Our common stock is the only class of securities we have issued and outstanding. As of the record date, 500,000,000 shares of our common stock were authorized and 24,909,256 shares were outstanding.

Revocability of Proxies

        At any time before the vote on a proposal, you may change your vote either by giving us a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card or submitting a later proxy over the Internet or by telephone or by attending the special meeting and voting your shares in person. Attendance at the special meeting will not, by itself, revoke a proxy previously given by a stockholder. We will honor the proxy with the latest date.

        Proxy revocation notices or new proxy cards should be sent to Crystal River Capital, Inc. c/o American Stock Transfer & Trust Company, 6201 Fifteenth Avenue, Brooklyn, New York 11219, Attention: Donna Ansbro.

        Please note that if stockholders hold their shares of our common stock in "street name" and have instructed a broker, bank or other nominee to vote their shares, the above-described options for changing votes do not apply, and instead they must follow the instructions received from their broker, bank or other nominee to change their vote.

Solicitation of Proxies

        Our officers, directors and employees may solicit proxies from stockholders. We will pay no additional compensation to our officers, directors or employees for such solicitation. Solicitations may be made personally, or by mail, facsimile or other electronic means, telephone, or messenger. We may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. Pursuant to the terms of the merger agreement, we will bear the cost of this solicitation of proxies.

        Crystal River has retained MacKenzie Partners, Inc., a proxy soliciting firm, to assist in the solicitation of proxies for the special meeting for a one-time fee of approximately $15,000 plus expenses and fees for additional services provided, if any. Crystal River also has agreed to reimburse MacKenzie Partners, Inc. for reasonable out-of-pocket expenses and disbursements incurred in connection with the

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proxy solicitation and to indemnify MacKenzie Partners, Inc. against certain losses, claims, damages, liabilities and expenses.

Voting; Vote Required for Approval

        On all matters, each share of our common stock has one vote.

        Approval of the merger proposal requires the affirmative vote the holders of a majority of the outstanding shares of our common stock entitled to vote.

        Approval of the adjournment proposal requires the affirmative vote of a majority of all the votes cast at the special meeting.

Voting by Directors, Executive Officers and Other Filing Persons; No Recommendation by Executive Officers

        As of the close of business on June 23, 2010, the record date for the special meeting, the directors and executive officers of Crystal River are entitled to vote, in the aggregate, 137,100 shares of our common stock, representing approximately 0.5% of the outstanding shares of our common stock. The directors and executive officers of Crystal River have informed Crystal River that they intend to vote all their shares of our common stock "FOR" the merger proposal. Craig Laurie, a director and our chief financial officer, abstained from the vote approving the merger because he is an employee of Brookfield and, accordingly, has not made any recommendation in support of or in opposition to the merger. Jonathan C. Tyras, the only executive officer of Crystal River that is not a director, has not made any recommendation in support of or in opposition to the merger.

        As of the close of business on June 23, 2010, the record date for the special meeting, Brookfield is entitled to vote 2,090,751 shares of our common stock, representing approximately 8.4% of the outstanding shares of our common stock. Brookfield and its directors and executive officers have informed Crystal River that they intend to vote all their shares of our common stock FOR the merger proposal.

Quorum; Abstentions; Broker Non-Votes

        Votes cast by proxy or in person at the special meeting will be tabulated by the Inspector of Elections, a representative from American Stock Transfer & Trust Company. The Inspector will also determine whether or not a quorum is present. The presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at the special meeting will constitute a quorum at the special meeting.

        The Inspector will treat ballots that are marked ABSTAIN and broker non-votes, if any, as being present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will have the same effect as votes against the merger proposal and will have no effect on the adjournment proposal. Only shares affirmatively voted for a proposal, including properly executed proxies that do not contain specific voting instructions, will be counted for that proposal. If you do not vote your shares, it will have the same effect as a vote against the merger proposal, but no effect on the adjournment proposal. Because the matters to be voted on at the special meeting are not "routine," there are not expected to be any broker non-votes.

Other Matters

        If any matters other than those described in this proxy statement are properly presented to be voted upon at the special meeting, the persons designated as proxy will take such actions as described under the heading "Other Matters." It is not expected that any other matters will be presented at the special meeting.

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 Adjournments and Postponements

        Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment may be made without notice (if the adjournment is not for more than 120 days after the original record date), other than by an announcement made at the special meeting of the time, date and place of the adjourned meeting. Whether or not a quorum exists, the chairman of the special meeting or holders of a majority of the combined voting power of our common stock present in person or represented by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting. Any signed proxies received by Crystal River in which no voting instructions are provided on such matter will be voted "FOR" the adjournment proposal. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Crystal River's stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of June 23, 2010, the record date for the special meeting, there were a total of 24,909,256 shares of our common stock issued and outstanding. The following table sets forth as of June 23, 2010, certain information with respect to the beneficial ownership of our common stock, by:

  •
  each person known to us to be the beneficial owner of more than 5% of our outstanding common stock,

  •
  each director and named executive officer, and

  •
  all of our directors and executive officers as a group.

Name of Beneficial Owner**	Amount and Nature of Beneficial Ownership (#)(1)	Percent of Class (%)(1)
5% Beneficial Owners
Entities Affiliated with Private Management Group, Inc.(2)	3,745,684	15.0%
Entities Affiliated with Brookfield Asset Management Inc.(3)	2,090,751	8.4%
Entities Affiliated with Bedford Drive Capital Partners, LLC(4)	1,569,387	6.3%
Entities Affiliated with Laurel Canyon Partners, LLC(5)	1,580,383	6.3%
Directors and Executive Officers
Rodman L. Drake(6)	175,291	*
Janet Graham	10,000	*
Harald R. Hansen(7)	112,263	*
William F. Paulsen(8)	188,371	*
Louis P. Salvatore(9)	219,723	*
Craig J. Laurie(10)	5,150	*
All current executive officers and directors as a group (seven persons)(10)(11)	721,298	2.8%

*
Represents less than 1%.

**
The address for all executive officers and directors is c/o Crystal River Capital, Inc., Three World Financial Center, 200 Vesey Street, Tenth Floor, New York, New York 10281-1010.

(1)
The number of shares are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

(2)
Other than the information relating to its percentage of ownership of our common stock, the beneficial ownership information with respect to Private Management Group, Inc. is based solely on a Schedule 13G/A (the "Private 13G/A"), filed with the SEC on February 2, 2010, by Private Management Group, Inc. The Private 13G/A states that Private Management Group, Inc. is an investment adviser that has sole voting and dispositive power over the shares.

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  Private Management Group, Inc.'s principal business address is 20 Corporate Park, Suite 400, Irvine, California 92606.

(3)
Other than the information relating to their percentages of ownership of our common stock, the beneficial ownership information with respect to these entities is based solely on a Schedule 13D (the "Brookfield 13D"), filed with the SEC on March 1, 2010, by Brookfield Asset Management Inc., an Ontario, Canada corporation; Partners, an Ontario, Canada corporation; Norma Investments Sp ZO.O, a Polish corporation, which we refer to as Norma; Imagine Insurance Company Limited, a Barbados corporation, which we refer to as Imagine; and Crystal River Capital Advisors, LLC, a Delaware limited liability company, which we refer to as Advisors. Partners owns all of Brookfield's Class B Limited Voting Shares and approximately 10% of Brookfield's Class A Limited Voting Shares directly or indirectly on a fully diluted basis. Norma is an indirect wholly-owned subsidiary of Brookfield, and Advisors is an indirect wholly-owned subsidiary of Brookfield. Imagine is a direct or indirect majority-owned subsidiary of Brookfield. Brookfield and Partners' principal business address is Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3. Imagine's principal business address is Cedar Court, 2nd Floor, Wildey Business Park, St. Michael, BB14006, Barbados. Advisor's principal business address is Three World Financial Center, 200 Vesey Street, 10th Floor New York, NY 10281-1010. Norma's principal business address is c/o Alwyn Jacobus De Lange, 56C Al Jerozolimskie, Warsaw 00 803 Poland. According to the Brookfield 13D, the reporting entities' ownership of our common stock is as follows:

	Number of shares beneficially owned by each reporting person with:
	Sole voting power	Shared voting power	Sole dispositive power	Shared dispositive power
Brookfield	0	2,090,751	0	2,090,751
Partners	0	2,090,751	0	2,090,751
Norma	0	1,000,000	0	1,000,000
Imagine	0	800,000	0	800,000
Advisors	0	290,751	0	290,751
(4)
Other than the information relating to its percentage of ownership of our common stock, the beneficial ownership information with respect to Bedford Drive Capital Partners, LLC and Steven D. Lebowitz is based solely on a Schedule 13D (the "Bedford 13D"), filed with the SEC on March 9, 2010, by Bedford Drive Capital Partners, LLC, which we refer to as Bedford,, a Nevada limited liability company, and Steven D. Lebowitz, as its sole member. Bedford and Mr. Lebowitz's principal business address is 439 N. Bedford Drive, Beverly Hills, California 90210. According to the Bedford 13D, the reporting entities' ownership of our common stock is as follows:

	Number of shares beneficially owned by each reporting person with:
	Sole voting power	Shared voting power	Sole dispositive power	Shared dispositive power
Bedford	1,569,387	0	1,569,387	0
Steven D. Lebowitz	1,569,387	0	1,569,387	0
(5)
Other than the information relating to its percentage of ownership of our common stock, the beneficial ownership information with respect to Laurel Canyon Partners, LLC and Daniel M. Gottlieb is based solely on a Schedule 13D (the "Laurel 13D"), filed with the SEC on March 18, 2010, by Laurel Canyon Partners, LLC, which we refer to as Laurel, a Nevada limited liability company, and Daniel M. Gottlieb, the sole member and manager of Laurel. Laurel and

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  Mr. Gottlieb's principal business address is 1503 Abbot Kinney, Venice, California 90291. According to the Laurel 13D, the reporting entities' ownership of our common stock is as follows:

	Number of shares beneficially owned by each reporting person with:
	Sole voting power	Shared voting power	Sole dispositive power	Shared dispositive power
Laurel	1,580,383	0	1,580,383	0
Daniel M. Gottlieb	1,580,383	0	1,580,383	0
(6)
Includes:

•
vested options to purchase 4,000 shares of our common stock;

•
74,541 common shares issuable pursuant to deferred stock units, which, subject to certain exceptions, will be exchanged on a one-for-one basis for shares of our common stock after the director's separation from service with us; and

•
4,100 shares of our common stock owned by three separate trusts (Mr. Drake has no pecuniary interest in such shares).

(7)
Includes:

•
vested options to purchase 4,000 shares of our common stock; and

•
103,463 common shares issuable pursuant to deferred stock units, which, subject to certain exceptions, will be exchanged on a one-for-one basis for shares of our common stock after the director's separation from service with us.

(8)
Includes 188,371 shares issuable in respect of deferred stock units which, subject to certain exceptions, will be exchanged on a one-for-one basis for shares of our common stock after the director's separation from service with us.

(9)
Includes 209,723 shares issuable in respect of deferred stock units which, subject to certain exceptions, will be exchanged on a one-for-one basis for shares of our common stock after the director's separation from service with us.

(10)
Excludes a total of 2,090,751 shares of common stock, representing approximately 8.4% of our common stock outstanding as of the date of this proxy statement, owned by affiliates of Brookfield as discussed in note (3) above, for which our executive officers and directors associated with affiliates of Brookfield disclaim beneficial ownership.

(11)
See footnotes (6) through (10).

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IMPORTANT INFORMATION ABOUT CRYSTAL RIVER

Trading Market and Price of Crystal River's Common Stock

        Our common stock traded on the New York Stock Exchange, or the NYSE, from January 1, 2008 through December 2, 2008 under the symbol "CRZ." The NYSE notified us that it was delisting our common stock prior to the opening of the market on December 2, 2008. On December 2, 2008, our common stock commenced trading on the Pink Sheets, and, on December 9, 2008, commenced trading on the Over-the-Counter Bulletin Board, in addition to the Pink Sheets. Our common stock currently trades on the over-the-counter market under the symbol "CYRV."

        The following table sets forth the high and low sale price per share of our common stock as reported on the over-the-counter market from December 2, 2008 to December 31, 2008, for each quarter thereafter and as reported on the NYSE Composite Transactions Tape from January 1, 2008 to December 1, 2008. The stock price information is based on published financial sources. Over-the-counter market quotations reflect inter-deal prices, without retail mark-up, mark-down or commissions, and may not necessarily reflect actual transactions.

	High	Low	Dividend
2010
Second Quarter (through June 24, 2010)	$0.74	0.51	0.00
First Quarter	0.90	0.38	0.00
2009
Fourth Quarter	$1.40	0.31	0.00
Third Quarter	2.47	0.90	0.10
Second Quarter	2.25	1.19	0.10
First Quarter	1.47	0.54	0.10
2008
Fourth Quarter	$2.00	$0.36	$0.10
Third Quarter	3.66	1.45	0.10
Second Quarter	9.86	3.55	0.30
First Quarter	15.10	8.08	0.68

        On February 23, 2010, which was the last trading day before we announced the merger, the closing sales price for our common stock as reported on the over-the-counter market was $0.80 per share. On June 24, 2010, the date of this proxy statement, the closing price of our common stock as reported on the over-the-counter market was $0.56 per share. As of June 23, 2010, the record date, there were 16 holders of record of our common stock and 24,909,256 outstanding shares of common stock. Cede & Co. is the holder of record for 23,356,010 shares of our common stock, and it holds such shares as nominee for The Depository Trust Company.

Dividends

        In November 2009, our board of directors announced that it had elected to suspend the quarterly dividend to holders of shares of our common stock to preserve liquidity.

        Information relating to the dividends we declared in 2008 and 2009 is as follows:

Fiscal Period	Dividend Amount per Share	Declaration Date	Record Date	Payment Date	Total Distribution (in millions)
First quarter 2008	0.68	03/06/2008	03/31/2008	04/29/2008	16.8
Second quarter 2008	0.30	06/17/2008	06/30/2008	07/28/2008	7.4
Third quarter 2008	0.10	08/11/2008	09/30/2008	10/28/2008	2.5
Fourth quarter 2008	0.10	11/03/2008	12/31/2008	01/30/2009	2.5
First quarter 2009	0.10	02/25/2009	03/31/2009	04/30/2009	2.5
Second quarter 2009	0.10	05/06/2009	06/30/2009	07/31/2009	2.5
Third quarter 2009	0.10	08/10/2009	09/30/2009	10/30/2009	2.5
Fourth quarter 2009	0.00	n/a	n/a	n/a	0.0

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 Financial Data

        Our audited consolidated financial statements are contained in our Form 10-K and our unaudited interim consolidated financial statements are contained in our First Quarter Form 10-Q, which are attached hereto as Annexes C and D, respectively, and are incorporated herein by reference. Our consolidated financial statements should be read in conjunction with other financial information contained in our Form 10-K and our First Quarter Form 10-Q, including the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The book value per share and ratio of earnings to fixed changes information below has been derived from our audited consolidated financial statements contained in our Form 10-K and our First Quarter Form 10-Q.

        No pro forma data giving effect to the merger has been provided; Crystal River does not believe that such information is material to stockholders in evaluating the merger and the merger agreement because (i) the merger consideration is all cash, and (ii) if the merger is completed, our common stock will cease to be publicly traded.

Book Value Per Share

        Our net book value per share as of March 31, 2010 was $(0.92).

Ratio of Earnings to Fixed Charges

Ratio of Earnings to Fixed Charges
(in thousands, except for ratios)

	Fiscal Year Ended December 31,
						First Quarter Ended March 31, 2010
	2009	2008	2007	2006	2005(1)
	(audited)
Earnings:
Income (loss) before adjustment for income (loss) from equity investees	$(88,280)	$(307,052)	$(348,488)	$46,917	$13,948	$32,920
Add fixed charges (as per below)	24,520	53,818	160,208	141,616	48,739	181,396
Income (loss) of equity investees	—	(40)	2,610	—	—	—

Adjusted Earnings	$(63,760)	$(253,274)	$(185,670)	$188,533	$62,687	$214,316
Fixed Charges:
Interest expense	$24,443	$53,543	$156,797	$139,601	$48,425	$181,385
Amortization of deferred financing costs	77	275	3,411	2,015	314	11

Total Fixed Charges	$24,520	$53,818	$160,208	$141,616	$48,739	$181,396
Ratio of earnings to fixed charges	Deficiency(2)	Deficiency(2)	Deficiency(2)	1.3	1.3	1.2

(1)
For the period March 15, 2005 (commencement of operations) to December 31, 2005.

(2)
Earnings for fiscal years 2009, 2008 and 2007 were insufficient to cover fixed charges by $88,280, $307,092 and $345,878, respectively.

Financial Projections

        Crystal River does not, as a matter of course, publicly disclose projections of future revenues or earnings. However, the summary cash flow projections set forth below, which are summaries of the projections prepared by Crystal River on January 14, 2010, were made available to the Special Committee, our board of directors and Gleacher in connection with their fairness analyses. Crystal River has included the cash flow projections and projected financial information deemed material for purposes of considering and evaluating the merger. The projections were prepared consistent with

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historical accounting policies. The projections were not prepared with a view toward public disclosure or to comply with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The inclusion of this information should not be regarded as an indication that Crystal River, the Special Committee, the board of directors, Gleacher, the Brookfield Entities or any other recipient of this information considered, or now considers, it to be a reliable prediction of future results.

        The prospective financial information included in this proxy statement has been prepared by, and is the responsibility of, Crystal River's management. Ernst & Young LLP has neither examined, compiled nor performed any procedures with respect to the accompanying prospective financial information and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The Ernst & Young LLP report contained in our Form 10-K relates to Crystal River's historical financial information. It does not extend to the prospective financial information and should not be read to do so. In compiling the projections, Crystal River's management took into account historical performance, combined with estimates regarding revenues and operating expenses. The projections were developed in a manner consistent with management's historical development of budgets. Although the projections are presented with numerical specificity, these projections reflect numerous assumptions and estimates as to future events that Crystal River's management believed were reasonable at the time the projections were prepared. In addition, factors such as industry performance and general business, economic, regulatory, market and financial conditions, all of which are difficult to predict and beyond the control of Crystal River's management, may cause the projections or the underlying assumptions to be inaccurate. Accordingly, there can be no assurance that the projections will be realized, and actual results may be materially greater or less than those contained in the projections. The inclusion of this information should not be regarded as an indication that any recipient of this information considered, or now considers, it to be a reliable prediction of future results. Readers of this proxy statement are cautioned not to rely on these financial projections.

        Neither Crystal River nor the Brookfield Entities intend to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. A summary of the projections is set forth below:

Case 1 DCF Period

	Numbers in Millions
	2010(1)	2011	2012	2013	1H 2014
Total cash flow(2)	$10.2	$6.7	$5.1	$4.1	$2.1
Normal operating expenses(3)(4)	(4.4)	(4.6)	(4.6)	(4.6)	(3.2)
Outstanding payables(5)	(1.1)	0	0	0	0

Unlevered cash flow(6)	$4.7	$2.1	$0.5	$(0.5)	$(1.1)

Case 2 DCF Period

	2010(1)	2011	2012	2013	2014	2015	2016	2017
Total cash flow(2)	$10.2	$6.7	$5.1	$4.1	$4.1	$3.4	$3.2	$1.6
Normal operating expenses(3)(7)	(1.1)	(1.2)	(1.2)	(1.2)	(1.2)	(1.2)	(1.2)	(1.2)
Outstanding payables(5)	(1.1)	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Unlevered cash flow(6)	$7.9	$5.5	$3.8	$2.9	$2.8	$2.1	$1.9	$0.4

(1)
From February 1, 2010 to December 31, 2010, representing the period subsequent to the completion of the exchange and discharge of Crystal River's junior subordinated notes.

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(2)
Represents total cash flow from assets less interest expense on the triple-net leased properties. Total cash flow on the CMBS and RMBS bonds are a function of the cash flows from the underlying collateral, either residential or commercial mortgages. The particular CMBS and RMBS assets that we own generally are subordinated in the capital structure of the relevant securitizations, and are among the first to experience cash flow impairments that occur within the collateral pool. The pace and severity of this cash flow deterioration is a combination of disruptions to the collateral cash flows as well as the relative subordination of the assets in each capital structure.

(3)
Excludes fees and expenses related to the merger and Special Committee fees incurred subsequent to February 1, 2010, except compensation of our Interim Chief Executive Officer of $20,000 per month.

(4)
Assumes Crystal River continues to incur costs associated with being a public company.

(5)
As of January 31, 2010.

(6)
"Unlevered cash flow" refers to net cash flow before payment of Crystal River's interest expense on its $28.9 million senior secured credit facility with Brookfield US Corporation. The projections did not take into account the interest expense associated with our senior secured credit facility that was scheduled to mature on May 25, 2010. Because the indebtedness was unlikely to be repaid at maturity, its inclusion would have shown the company as unable to continue in operation after the first half of 2010. Thus, including amounts related to our senior secured facility would not have been meaningful.

(7)
Assumes Crystal River does not continue to incur costs associated with being a public company.

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INFORMATION REGARDING CRYSTAL RIVER'S AND BROOKFIELD ENTITIES' EXECUTIVE OFFICERS AND DIRECTORS

Crystal River

        The following are the executive officers and directors of Crystal River. The business address for all the executive officers and directors listed below is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 100281-1010. The business telephone number of all of the executive officers and directors listed below is (212) 549-8400.

        Each of the executive officers and directors of Crystal River is a U.S. citizen. During the last five years, none of Crystal River, its executive officers or directors has been (1) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (2) a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

        Directors (including Directors who serve as Executive Officers)

        Rodman L. Drake (age 67) has been chairman of the board of directors, interim president and chief executive officer since August 28, 2009, a director since February 2005 and lead independent director from May 2006 until he became our chairman, interim president and chief executive officer on August 28, 2009. Mr. Drake is a co-founder of Baringo Capital LLC, a private equity firm that was formed in 2002. He is chairman of the Helios Funds, a family of bond and asset-backed securities funds advised by a subsidiary of Brookfield, where he is a member of the audit and compensation committees. He is chairman, a trustee and a member of the governance committee of the Columbia Atlantic Funds, which are sponsored by Bank of America Corporation. He is a director of Jackson Hewitt Tax Service, Inc., where he serves on the corporate governance and compensation committees. Mr. Drake also is a director of Celgene Company, a global biotechnology company, where he is a member of the governance and compensation committees. He is a director of The Student Loan Corporation, where he serves on the audit committee and as chairperson of the compensation committee. Mr. Drake was a Trustee of Excelsior/Laudus Funds from 2005 to 2007, and a director of Parsons Brinkerhoff Inc. from 1995 to 2008. Mr. Drake also serves on the board of directors of the Animal Medical Center. Mr. Drake earned a BA from Yale University and an MBA from Harvard Business School.

        Janet Graham (age 55) has been a director since September 2005. Since March 1996, Ms. Graham has had her own independent Toronto-based advisory services/consulting business, which has operated under the name IQ Alliance Incorporated since August 2002, and has undertaken a wide variety of engagements on behalf of major corporate clients, including the delivery of real estate related financial advisory services. Ms. Graham is a member of the board of trustees of Charter REIT, a publicly-traded Canadian real estate investment trust, and is the chair of its audit committee, and is a member of the board of directors of Toronto Waterfront Revitalization Corporation, a corporation without share capital. Prior to March 1996, Ms. Graham held senior positions at CIBC and CIBC Wood Gundy Securities Inc. for 15 years, specializing in corporate finance and corporate lending to real estate and other companies. Ms. Graham holds a Bachelor of Applied Science from Guelph University in Guelph, Ontario and a Master of Business Administration from York University in Toronto, Ontario and is a chartered accountant.

        Harald R. Hansen (age 78) has been a director since February 2005. Since 1999, Mr. Hansen has served as a director of funds advised by subsidiaries of Brookfield, and he is currently a director of one such fund. Mr. Hansen served as the chief executive officer of First Union National of Georgia from 1987 and chairman of the board starting in 1989 until his retirement in 1996. Mr. Hansen also has served as the executive vice president in charge of the General Banking Group of First National Bank

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of Georgia. He serves on the board of directors of Georgia Commerce Bank and is the chairman of the executive committee for each of the Midtown Alliance and the U.S. Disabled Athletes Fund. Mr. Hansen is a Trustee of Oglethorpe University and The Asheville School and a Trustee of the Tull Foundation. Mr. Hansen earned a BS from Duke University. He is a retired colonel in the United States Marine Corps Reserve.

        Craig J. Laurie (age 38) has been a director since April 2009 and has been our Chief Financial Officer and Treasurer since April 2007 and is responsible for financial reporting and supervision of our accounting function. Since October 2008, Mr. Laurie also has served as Chief Financial Officer for Brookfield Homes Corp., a land development and homebuilding company (NYSE:BHC). Prior to joining Crystal River, Mr. Laurie served from June 2003 until March 2007 as chief financial officer for Brookfield Properties Corporation (NYSE:BPO), an office property company. Mr. Laurie was Senior Vice President, Finance for Brookfield and Senior Vice President and Chief Financial Officer for Brookfield Power Corporation from 1999 to June 2003. Prior to that, he spent three years in various senior management positions at Brookfield and its affiliates. Brookfield, Brookfield Homes Corp., Brookfield Properties Corporation and Brookfield Power Corporation also are affiliates of our Manager, Crystal River Capital Advisors, LLC. Prior to 1997, Mr. Laurie was with Deloitte & Touche, LLP.

        William F. Paulsen (age 63) has been a director since June 2005. Mr. Paulsen has been an independent private investor since 2001. Mr. Paulsen serves as a trust manager and a member of the corporate governance committee of Camden Property Trust, an apartment real estate investment trust that is the successor company by merger of Summit Properties. Mr. Paulsen was a founder and the chief executive officer of Summit Properties from 1993 until his retirement in 2001 and served as co-chairman of Summit Properties board of directors until 2005. Mr. Paulsen is active in Angel Investment and was the founder of The Charleston Angel Partnership in Charleston, South Carolina. He also serves as a Trustee of The Asheville School. Mr. Paulsen earned a BS and an MBA from The University of North Carolina at Chapel Hill.

        Louis P. Salvatore (age 63) has been a director since June 2005. Mr. Salvatore is a certified public accountant. Since September 2002, Mr. Salvatore has been the representative of one of the four board members of Arthur Andersen LLP. From September 1992 to August 2002, Mr. Salvatore was the Managing Partner of Arthur Andersen's metropolitan New York offices, and from January 1998 to August 2002, he was the Northeast Region managing partner. From 1989 to January 2001, Mr. Salvatore was a member of the board of partners of Andersen Worldwide S.C. and, from August 2000 to January 2001, he was Interim Managing Partner—Chief Executive Officer of Andersen Worldwide. Mr. Salvatore serves as a director and chairman of the audit committee for Jackson Hewitt Tax Service Inc. In addition, he serves as a director and chairman of the audit committee for Hyperion Brookfield Collateralized Securities Fund, Inc. and the Helios Funds, each of which is advised by subsidiaries of Brookfield. Mr. Salvatore has been designated by our board of directors as an "audit committee financial expert," as that term is defined by the Commission. Mr. Salvatore earned a BS from Fordham University.

  Non-Director Executive Officers

        The following sets forth the position and selected biographical information for our executive officer who is not a director.

        Jonathan C. Tyras (age 41) has been Vice President, General Counsel and Secretary of Crystal River since November 2006 and is a Managing Director and the General Counsel of BIM, where he has been employed since October 2006. He also served as Assistant Secretary of Crystal River from November 2006 until April 2007 when he became our Secretary. Mr. Tyras also serves a Secretary for several investment companies advised by BIM. Before joining BIM and us, Mr. Tyras was associated

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with the law firm of Paul, Hastings, Janofsky & Walker LLP from 1998 until October 2006 where he was a capital markets attorney. Mr. Tyras began his career as a certified public accountant with Ernst & Young LLP. Mr. Tyras earned a JD from the University of Pennsylvania Law School and BS degrees in finance and accounting from Georgetown University. Mr. Tyras is a member of the State Bar of New York.

The Brookfield Entities

        For purposes of this proxy statement, the "Brookfield Entities" are Brookfield, an Ontario corporation, Sub, a Maryland corporation, and Partners, an Ontario corporation. Partners owns all of Brookfield's outstanding Class B Limited Voting Shares and approximately 10% of Brookfield's outstanding Class A Limited Voting Shares directly or indirectly on a fully diluted basis. Sub is an indirect wholly-owned subsidiary of Brookfield.

  Brookfield

        The principal business of Brookfield is to act as a global asset manager focused on property, renewable power and infrastructure assets. Brookfield's principal business offices are located at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3, telephone (416) 363-9491. The directors and executive officers of Brookfield are set forth in the tables below. Each of Brookfield's directors and can be reached c/o Brookfield Asset Management Inc., Suite 300, Brookfield Place, 181 Bay Street, P.O. Box 762, Toronto, Ontario, Canada M5J 2T3, telephone (416) 363-9491.

  Directors (including Directors who serve as Executive Officers) of Brookfield

Jack L. Cockwell
Citizenship:	Canada
Business Address:	51 Yonge Street, Suite 400, Toronto, Ontario, M5E 1J1
Present Principal Occupation or Employment:	Group Chairman
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address
Marcel R. Coutu
Citizenship:	Canada
Business Address:	2500 First Canadian Centre, 350 - 7th Ave. S.W., Calgary, Alberta T2P 3N9
Present Principal Occupation or Employment:	President & Chief Executive Officer
Employer:	Canadian Oil Sands Limited
Employer's Business:	An oil company
Employer's Address:	Same as Business Address
J. Trevor Eyton
Citizenship:	Canada
Business Address:	44 Victoria Street, Suite 300, Toronto, Ontario M5C 1Y2
Present Principal Occupation or Employment:	Corporate Director
Employer:	N/A
Employer's Business:	N/A
Employer's Address:	N/A

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J. Bruce Flatt
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Senior Managing Partner and Chief Executive Officer
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address
James K. Gray
Citizenship:	Canada
Business Address:	335 Eighth Ave. S.W., Royal Bank Building, Suite 1700, Calgary, Alberta T2P 1C9
Present Principal Occupation or Employment:	Corporate Director
Employer:	N/A
Employer's Business:	N/A
Employer's Address:	N/A
Robert J. Harding
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Chairman
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address
V. Maureen Kempston Darkes
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Corporate Director
Employer:	N/A
Employer's Business:	N/A
Employer's Address:	N/A
David W. Kerr
Citizenship:	Canada
Business Address:	51 Yonge Street, Suite 400, Toronto, Ontario, M5E 1J1
Present Principal Occupation or Employment:	Corporate Director
Employer:	N/A
Employer's Business:	N/A
Employer's Address:	N/A

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Lance M. Liebman
Citizenship:	United States of America
Business Address:	435 West 116th Street, New York, New York 10027-7297
Present Principal Occupation or Employment:	Professor of law
Employer:	Columbia Law School
Employer's Business:	Education
Employer's Address:	Same as Business Address
Philip B. Lind
Citizenship:	Canada
Business Address:	333 Bloor Street E., 10th Floor, Toronto, Ontario M4W 1G9
Present Principal Occupation or Employment:	Vice-Chairman
Employer:	Rogers Communications Inc.
Employer's Business:	A diversified communications company
Employer's Address:	Same as Business Address
G. Wallace F. McCain
Citizenship:	Canada
Business Address:	30 St. Clair Ave. W., Suite #1500, Toronto, Ontario M4V 3A2
Present Principal Occupation or Employment:	Chairman
Employer:	Maple Leaf Foods Inc.
Employer's Business:	A processed food manufacturer
Employer's Address:	Same as Business Address
Frank J. McKenna
Citizenship:	Canada
Business Address:	P.O. Box 1, TD Centre, 66 Wellington St. W., 4th Floor, TD Tower, Toronto, Ontario M5K 1A2
Present Principal Occupation or Employment:	Deputy Chair
Employer:	TD Bank Financial Group
Employer's Business:	A financial services company
Employer's Address:	Same as Business Address
Jack M. Mintz
Citizenship:	Canada
Business Address:	Suite 926, Earth Sciences Building, 2500 University Drive N.W., Calgary, Alberta T2N 1N4
Present Principal Occupation or Employment:	Palmer Chair in Public Policy
Employer:	University of Calgary
Employer's Business:	Business Economics
Employer's Address:	Same as Business Address
Patricia M. Newson
Citizenship:	Canada
Business Address:	#540, 355 - 4th Ave. S.W., Calgary, Alberta T2P 0J1
Present Principal Occupation or Employment:	President and Chief Executive Officer
Employer:	Altagas Utility Group Inc.
Employer's Business:	A natural gas company
Employer's Address:	Same as Business Address

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James A. Pattison
Citizenship:	Canada
Business Address:	1800 - 1067 West Cordova St., Vancouver, B.C. V6C 1C7
Present Principal Occupation or Employment:	Chairman, President and Chief Executive Officer
Employer:	The Jim Pattison Group
Employer's Business:	A diversified consumer products company
Employer's Address:	Same as Business Address
George S. Taylor
Citizenship:	Canada
Business Address:	R.R. #3, 4675 Line 3, Saint Marys, Ontario N4X 1C6
Present Principal Occupation or Employment:	Corporate Director
Employer:	N/A
Employer's Business:	N/A
Employer's Address:	N/A

  Non-Director Executive Officers and Corporate Officers

Jeffrey M. Blidner
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Senior Managing Partner
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address
Joseph S. Freedman
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Senior Managing Partner and Corporate Counsel
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address
Catherine J. Johnston
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Corporate Secretary and Legal Counsel
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address

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Brian D. Lawson
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Senior Managing Partner and Chief Financial Officer
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address
George E. Myhal
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Senior Managing Partner
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address
Samuel J.B. Pollock
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Senior Managing Partner
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address
Katherine C. Vyse
Citizenship:	Canada and USA
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Senior Vice President, Investor Relations and Communication
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address

        Each of the above directors and executive and corporate officers has had the principal occupation referred to opposite his or her name during the past five years, except (i) James K. Gray currently serves as a director of Atlanta Gold Inc. (March 2000 to present), a gold mining operation; Brookfield Renewable Power (February 2009 to present), a power generation company; Phoenix Technology Income Fund (May 2001 to present), a drilling company; and Resin Systems Inc. (February 2007 to present), a modular pole manufacturer; and previously served as a director of Canadian National Railway Company (June 1996 to April 2009), a railway company; and Emera/Nova Scotia Power (November 1997 to November 2005), a power company; (ii) V. Maureen Kempston Darkes currently serves as a director of Canadian National Railway Company (1995 to present), a railway company, and Fort Reliance Company (August 2009 to present), an oil refining services company; previously served as Group Vice-President and President, Latin America, Africa and the Middle East, General Motors (January 2002 to December 2009); and previously served as director of Falconbridge Limited (2005 to 2008), a mining operator; Noranda Inc. (1998 to 2005), a mining operator; and The Thomson Corporation (1996 to 2008), a specialized information company; (iii) David W. Kerr currently serves as director of Canwest Global Communications Corporation (2007 to present), a media company;

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Research in Motion Ltd. (2007 to present), a telecommunications company; and Sun Life Financial Inc. (2004 to present), an insurance company; and previously served as Chairman of Falconbridge Limited (July 2002 to August 2006), a mining operator, and as a director of Shell Canada Ltd. (2003 to 2006), an oil and gas production company; (iv) Lance M. Liebman currently serves as a director of the American Law Institute (May 1999 to present), a non-profit law organization; (v) G. Wallace F. McCain currently serves as Vice Chairman of McCain Foods Limited, a frozen foods manufacturer; and currently serves as a director of Canada Bread Company Limited (1995 to present), a bread manufacturing and marketing company, and St. Michael's Hospital Foundation (2009 to present, and previously St. Michael's Hospital, 2004 to 2009), a hospital; (vi) Frank J. McKenna previously served as a Canadian ambassador from March 2005 to March 2006; (vii) Jack M. Mintz currently serves as a director of Imperial Oil Ltd. (2005 to present), an oil company; Morneau Sobeco Trust (January 2010 to present), a pension consulting company; previously served as director of CHC Helicopter Ltd. (2004 to 2008), a service company for oil companies; and previously served as a professor at the University of Toronto (July 1989 to June 2006); (viii) Patricia M. Newson previously served as Senior Vice President (May 2006 to December 2008) and Senior Vice President Finance and Chief Financial Officer (June 1996 to April 2005) of Altagas Income Trust, an energy infrastructure trust; (ix) George S. Taylor previously served as a director of Teknion Corporation (1998 to 2007), a manufacturer of office furniture, and Spinrite Income Fund (2004 to 2007), a manufacturer of yarns; (x) Jeffrey M. Blidner currently serves as a consultant to The Global Group of Companies (October 2000 to present), a manufacturer of office furniture, and previously served as a director of Teknion Corporation (1999 to 2008), a manufacturer of office furniture; (xi) Catherine Johnston previously served as Assistant Secretary and Legal Counsel of Canadian Tire Corporation Limited (2002 to 2008), a tire company; and (xii) Brian D. Lawson currently serves as a director and President of West Street Capital (2001 to present) and BAM Investments (2001 to present), and a director of BAM Split Corp. (2008 to present), each of which are investment holding companies; and previously served as President of BAM Investments (2001 to 2009).

  Sub

        Sub was formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. Sub's principal business offices are located at Three World Financial Center, 200 Vesey Street, 10th Floor New York, NY 10281-1010, telephone (212) 417-7000. The directors and executive officers of Sub are as follows: Barry Blattman, Director, President and Treasurer; and Jay Sheth, Director, Vice President and Secretary. Mr. Blattman is the Senior Managing Partner at Brookfield Asset Management LLC. Mr. Sheth is the Director, US Tax for Brookfield, and previously served as Tax Director of MPEG LA LLC. Each of Sub's directors and officers are citizens of the United States and can be reached c/o Brookfield Asset Management Inc., Three World Financial Center, 200 Vesey Street, 10th Floor New York, NY 10281-1010, or at telephone number (212) 417-7000.

  Partners

        The principal business of Partners is that of an investment holding company. Partners' principal business offices are located at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3, telephone (416) 363-9491. The directors, executive officers and corporate officers of Partners are set forth in the tables below. Each of Partners Limited's directors and can be reached c/o Partners Limited, Suite 300, Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario, Canada M5J 2T3, telephone (416) 363-9491.

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        For Jack L. Cockwell, Robert J. Harding and David W. Kerr: see above under "Brookfield."

Gordon E. Arnell
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Chairman, European Real Estate
Employer:	Brookfield Properties Corporation
Employer's Business:	A real estate company
Employer's Address:	Same as Business Address
Loretta M. Corso
Citizenship:	Canada
Business Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Present Principal Occupation or Employment:	Assistant Secretary
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Brookfield Place, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3
Edward C. Kress
Citizenship:	Canada
Business Address:	51 Yonge Street, Suite 400, Toronto, Ontario, M5E 1J1
Present Principal Occupation or Employment:	Group Chairman
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address
Timothy E. Price
Citizenship:	Canada
Business Address:	51 Yonge Street, Suite 400, Toronto, Ontario, M5E 1J1
Present Principal Occupation or Employment:	Group Chairman, Funds Management
Employer:	Brookfield Asset Management Inc.
Employer's Business:	A global asset management company
Employer's Address:	Same as Business Address

        Each of the above executive and corporate officers has had the principal occupation referred to opposite his or her name during the past five years.

        None of the persons or entities named above under the heading "The Brookfield Entities" (1) was convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or (2) has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

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TRANSACTIONS IN SHARES OF CRYSTAL RIVER'S COMMON STOCK

Prior Public Offerings

        During the last three years, none of Crystal River or the Brookfield Entities have made any underwritten public offering of our common stock for cash that was registered under the Securities Act of 1933 or exempt from registration under Regulation A.

Purchases by Crystal River or the Brookfield Entities

        During the last two years, none of Crystal River or the Brookfield Entities has purchased any of our common stock. However, during 2008 a portion of the management fee paid to our external manager, an affiliate of Brookfield, was paid in shares of our common stock. See "Past Contacts, Transactions, Negotiations and Agreements—External Manager."

Securities Transactions

        There have been no transactions in our common stock during the last 60 days by (i) Crystal River or the Brookfield Entities, (ii) any director or executive officer of Crystal River or the Brookfield Entities or any associate of such persons, (iii) any subsidiary of Crystal River or of the Brookfield Entities or (iv) any pension, profit-sharing or similar plan of Crystal River.

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PAST CONTACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS

        Other than as set forth below, during the past two years, there has not been, nor is there currently proposed, any transaction or series of similar transactions between (i) the Brookfield Entities and any of their affiliates, and (ii) (a) Crystal River and any of its affiliates that are not natural persons where the aggregate value of transaction is more than 1% of Crystal River's consolidated revenues for the year when the transaction occurred or the past portion of the current fiscal year, if the transaction occurred in the current fiscal year or (b) any executive officer, director or affiliate of Crystal River that is a natural person where the amount involved exceeds $60,000.

Credit Agreement Amendment

        In August 2007, we entered into a $100.0 million unsecured 364-day credit facility with Brookfield US Corporation (f/k/a Brascan (U.S.) Corp.). Indebtedness outstanding under the unsecured facility bore interest at LIBOR + 4.00%. In November 2007, we and Brookfield US Corporation amended the terms of the facility, effective as of September 30, 2007, to convert the facility to a secured revolving credit facility that provides for borrowings of up to $100.0 million in the aggregate and to reduce the interest rate to LIBOR + 2.50%. On March 7, 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of December 31, 2007, to extend the term of the facility from November 2008 to May 2009, and to revise certain financial covenants. On August 7, 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of June 30, 2008, to revise the financial covenant relating to minimum net worth. On February 26, 2009, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility from May 2009 to May 2010, to lower the borrowing capacity under the facility from $100.0 million to $50.0 million and, effective as of December 31, 2008, to delete the financial covenants. We did not pay any origination or commitment fees in connection with this facility. During 2007 and 2008 and during the quarter ended March 31, 2009, we incurred interest expense totaling $0.3 million, $2.7 million and $0.2 million, respectively, in connection with this credit facility. The largest amount of borrowings under this credit facility through May 17, 2010 was approximately $117.2 million. In addition, Brookfield US Corporation advanced us $36.0 million during March 2008 that was secured by our investment in BREF One, LLC. The advance was made on the same terms as borrowings under the credit facility referred to above and was repaid with the proceeds from our sale of that investment to an affiliate of our external manager, described below. As of May 17, 2010, there was approximately $28.9 million of borrowings outstanding under this credit facility and there is no availability for further borrowing based on the borrowing base provisions.

        Concurrently with entering into the merger agreement with Brookfield, Crystal River entered into the Fourth Amendment to its credit agreement relating to the credit facility with Brookfield US Corporation pursuant to which the maturity date of the credit agreement was extended to August 31, 2010 unless sooner terminated as provided in the credit agreement; provided, however, that notwithstanding the foregoing, the term shall expire upon the latest of (i) May 25, 2010, (ii) the effective time of the merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. In addition, Brookfield US Corporation consented to the merger and the separate sale by Crystal River of certain of its assets as contemplated by the merger agreement. For additional information with respect to the sale of these assets contemplated by the merger agreement, please see "The Merger Agreement—Additional Transactions" on page 65 and below under "Asset Sale Letter of Intent" on page 95.

External Manager

        Upon completion of our March 2005 private offering, we entered into a management agreement with Crystal River Capital Advisors, LLC (which we refer to as our external manager), an affiliate of Brookfield, pursuant to which it provides for the day-to-day management of our operations. The management agreement requires our external manager to manage our business affairs in conformity

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with the policies and the investment guidelines that are approved and monitored by our board of directors. Our chief financial officer and general counsel also serve as officers and/or directors of our external manager, Brookfield Investment Management Inc. and/or Brookfield. As a result, the management agreement between us and our external manager was negotiated between related parties, and the terms, including fees payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

        Prior to the completion of our March 2005 private offering, we and our external manager entered into sub-advisory agreements with a subsidiary of Brookfield and with Ranieri & Co., Inc. pursuant to which the sub-advisors provide advisory services to us in conjunction with the services provided to us by our external manager. In 2006, we terminated our sub-advisory agreement with Brookfield's subsidiary and replaced it with a sub-advisory agreement with Brookfield Crystal River Capital L.P. Effective March 14, 2009, we terminated our sub-advisory agreement with Ranieri & Co., Inc. and entered into a sub-advisory agreement with Hyperion Brookfield Asset Management, Inc., a subsidiary of Brookfield. Brookfield Investment Management Inc. is the successor in interest to Hyperion Brookfield Asset Management, Inc.

        Our external manager is entitled to base management fees and incentive management fees from us. The following table reflects the base management fees and incentive management fees that we paid to our external manager for the periods indicated.

	Year Ended December 31, 2009	Year Ended December 31, 2008		First Quarter Ended March 31, 2010
Base Management Fee	$—	$1,252,805	(1)	$—
Incentive Management Fee	—	—		—

(1)
Approximately $1,169,463 of these fees were paid in shares of our common stock because, in March 2008, we and our external manager agreed that during 2008, we would pay the base management fee in shares of our common stock, rather than in cash. In May 2008, we issued 68,338 shares of our common stock to our Manager in respect of the base management fee for the quarter ended March 31, 2008 at a price per share of $10.15; in August 2008, we issued 99,998 shares of our common stock to our Manager in respect of the base management fee for the quarter ended June 30, 2008 at a price per share of $4.18; and in November 2008, we issued 29,969 shares of our common stock to our Manager in respect of the base management fee for the quarter ended September 30, 2008 at a price per share of $1.93.

        No base management fee or incentive management fee is expected to be paid for 2010.

        Amortization expense totaling $0 and approximately $27,000, related to the restricted stock and options granted to our external manager, was included in management fee expense to related party in our consolidated statement of operations for the years ended December 31, 2009 and December 31, 2008, respectively.

Investment in Entity Affiliated with Brookfield

        In January 2007, we purchased a $28.5 million investment in BREF One, LLC, or the Fund, a real estate finance fund sponsored by Brookfield. The Fund focuses on acquiring high-yielding commercial real estate finance opportunities primarily in the United States. The Fund invests in real estate finance transactions in risk positions senior to traditional equity and subordinate to traditional first mortgages or investment grade corporate debt. The acquisition was made from two subsidiaries of Brookfield. We sold this investment at its carrying value of $35.7 million in March 2008 to an affiliate of our external manager.

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 Purchase of Properties from, and Rent Enhancement Agreements with, Real Estate Funds Sponsored by Brookfield

        In February 2007, we entered into a sale and purchase agreement with BREOF BNK Fannin LP and BREOF BNK Phoenix LLC, two subsidiaries of a real estate opportunity fund sponsored by Brookfield and managed by a Brookfield subsidiary, to acquire two commercial properties located in Houston, Texas and Phoenix, Arizona for a total value of $234.7 million. We paid the purchase price for the properties with the proceeds from a $198.5 million mortgage loan from an external lender that bears interest at an annual fixed rate of 5.509% and matures on April 1, 2017 and with available cash. In addition to the sale and purchase agreement, we entered into rent enhancement agreements with BREOF BNK Fannin LP and BREOF BNK Phoenix LLC under which we will receive monthly rent enhancement payments through 2015 totaling $15.9 million. During the fiscal years ended December 31, 2009, 2008 and the quarter ended March 31, 2010, we received rent enhancement payments of $2.6 million, $2.9 million and $0.7 million, respectively, under these agreements.

        In September 2007, we entered into a sale and purchase agreement with BREOF BNK2 Arlington LP, a subsidiary of a real estate opportunity fund sponsored by Brookfield and managed by a Brookfield subsidiary, to acquire one commercial property located in Arlington, Texas for a total value of $26.5 million. We paid the purchase price for the property with the proceeds from a $20.9 million mortgage loan from an external lender that bears interest at an annual fixed rate of 6.29% and matures on October 1, 2017 and with available cash. In addition to the sale and purchase agreement, we entered into rent enhancement agreements with BREOF BNK2 Arlington LP, under which we will receive rent enhancement payments through 2019 totaling $6.9 million. During the years ended December 31, 2009, 2008 and the quarter ended March 31, 2010, we received rent enhancement payments of $0.5 million, $0.5 million and $0.1 million, respectively.

        At March 31, 2010, we had $219.4 million of mortgage loans outstanding with a weighted average borrowing rate of 5.58% that are secured by the three commercial properties we acquired from affiliates of Brookfield and by the rent enhancement receivables from affiliates of our external manager (and Brookfield) relating to those properties. We have guaranteed a portion of this indebtedness to our lenders in respect of the rent enhancement receivables, and the amount of this guarantee decreases each month as payments are made to us in respect of the rent enhancement receivables. The total amount of such indebtedness that we guaranteed as of March 31, 2010 was approximately $8.6 million, and, as of the date of this proxy statement, the total amount of such guarantee had been reduced to approximately $8.1 million.

Issuance of Notes to Brookfield Affiliate

        In April 2007, we issued $115.0 million of senior mortgage-backed notes through a newly-formed subsidiary, CRZ ABCP Financing LLC. We retained $9.3 million of senior subordinated mortgage-backed notes and $4.3 million of subordinated mortgage-backed notes. CRZ ABCP Financing LLC held assets, consisting of commercial whole mortgage loans, which served as collateral for the mortgage-backed notes. Senior mortgage-backed notes in the aggregate principal amount of $101.5 million were issued to an affiliate of our external manager (which is also an affiliate of Brookfield) with floating coupons with an interest rate of three-month LIBOR plus 0.35%. Interest on the senior mortgage-backed notes was payable monthly. The senior mortgage-backed notes had a maturity of April 2017 and the outstanding principal was due at maturity. Early repayments of the underlying mortgage loans require repayment of a portion of the senior mortgage-backed notes. The senior mortgage-backed notes were treated as a secured financing, and were non recourse to us. Proceeds from the sale of the senior mortgage-backed notes issued were used to repay outstanding debt under our repurchase agreements. The senior mortgage-backed notes were repaid in their entirety during the year ended December 31, 2008.

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 Asset Sale Letter of Intent

        As contemplated by the merger agreement, on March 9, 2010, we entered into a binding letter of intent, which we refer to as the Asset Sale LOI, with Ranieri Partners Management LLC, which we refer to as Ranieri Partners, pursuant to which Ranieri Partners (either directly or through an affiliate) agreed to purchase five CMBS bonds from us. The five CMBS bonds had a carrying value of approximately $0.9 million as of December 31, 2009. In addition, under the Asset Sale LOI, Ranieri Partners (either directly or through an affiliate) agreed to acquire the rights to:

  •
  (i) (a) direct us to use commercially reasonable efforts to advocate for the appointment of Ranieri Partners or another person designated by Ranieri Partners (in this context, we refer to Ranieri Partners in this context or such other person designated by Ranieri Partners as the Specified Manager) as the collateral manager for CDO 1 and (b) exercise, from and after the final consummation of the CMBS asset sale, any and all of our rights, in our capacity as the sole holder of the preferred shares of CDO 1, to direct the appointment of a replacement collateral manager for CDO 1 (subject to any fiduciary or other legal obligations that we have) (clauses (a) and (b) of this subparagraph (i) are collectively referred to herein as the CDO 1 Rights Purchase); and

  •
  (ii) (a) direct us, in our capacity as the sole holder of the preferred shares of CDO 2, to direct CDO 2 to appoint the Specified Manager as the replacement collateral manager for CDO 2, following the resignation of our Manager as the CDO 2 collateral manager under the collateral management agreement for CDO 2 and (b) exercise, from and after the final consummation of the CMBS asset sale, any and all of our rights, in our capacity as the sole holder of the preferred shares of CDO 2, to direct the appointment of a replacement collateral manager for CDO 2 (subject to any fiduciary or other legal obligations that we have) (clauses (a) and (b) of this subparagraph (ii) are collectively referred to herein as the CDO 2 Rights Purchase).

        Ranieri Partners has agreed to pay us a total of $8.0 million for the CMBS asset sale, the CDO 1 Rights Purchase and the CDO 2 Rights Purchase, which we refer to collectively as the Transaction. The following table provides information with respect to the purchase price to be paid by Ranieri Partners (either directly or through one or more of its affiliates) and the estimated closing date for each component of the Transaction:

Component of Transaction	Purchase Price	Estimated Closing Date
CMBS asset sale	$2,500,000 (plus accrued and unpaid interest through the closing date of this portion of the Transaction)	Closed on March 15, 2010
CDO 1 Rights Purchase	$3,500,000	Third Quarter/Fourth Quarter 2010 (90 days after obtaining approval of Class A Notes to appoint the Specified Manager)
CDO 2 Rights Purchase	$2,000,000	June/July 2010

        In connection with the execution of the Asset Sale LOI, one of Ranieri Partners' affiliates paid $1.6 million (20% of the total purchase price) as a deposit on the Transaction. A ratable portion of the escrowed funds (based on the purchase prices specified above) will be applied to each component of the Transaction upon the closing of that component. The CMBS asset sale closed on March 15, 2010 and $0.5 million of the deposit was applied against the $2.5 million purchase price for the CMBS bonds. An affiliate of Brookfield is a lender to the Ranieri Partners affiliate that purchased the CMBS bonds, which such Ranieri Partners affiliate we refer to as the Purchaser, and proceeds from such loan have been used to fund the deposit referenced above and the remainder of the purchase price for the

95

CMBS bonds and an additional $1.9 million available under the loan may be used to fund a portion of the purchase price for the CDO 1 Rights Purchase and the CDO 2 Rights Purchase. In addition, an affiliate of Brookfield, which we refer to as the Co-Investor, is a co-investor with the Purchaser in the entity, which we refer to as the Servicer, that acts as the special servicer for several of the CMBS securitizations in which we have invested, including all of the securitizations in which the bonds that were the subject of the CMBS asset sale are a part. Brookfield and/or its affiliates have, or prior the CMBS asset sale had, the ability to designate the special servicer for the securitizations in which the bonds that were the subject of the CMBS asset sale are a part and had designated the Servicer as the special servicer for those securitizations. The Co-Investor and the Purchaser own approximately 8.5% and 32.3%, respectively, of the Servicer.

        We also agreed to grant to Ranieri Partners a right of first refusal to purchase all or any portion of our interest in two CMBS securitizations if we sell those securities in the future.

        The CMBS asset sale closed on March 15, 2010. The completion of the CDO 1 Rights Purchase and the CDO 2 Right Purchase are subject to various customary closing conditions as well as the execution of definitive documentation. The Asset Sale LOI and the Transaction were approved by the Special Committee. The Special Committee, with the assistance of Gleacher, solicited and received several bids on the assets that are the subject of the Transaction. The Special Committee selected the Ranieri Partners bid based on the combination of price and other terms, in particular those providing greater certainty of closing.

Transactions Between the Brookfield Entities and Our Executive Officers and Directors

        Mr. Laurie, our Chief Financial Officer and Treasurer, is an employee of, and is compensated by, an affiliate of Brookfield Homes Corp., a land development and homebuilding company listed on the New York Stock Exchange that is affiliated with Brookfield. Since October 2008, Mr. Laurie has served as Chief Financial Officer for Brookfield Homes Corp.

        Mr. Tyras, our Vice President, General Counsel and Secretary, is an employee of, and is compensated by, Brookfield Investment Management Inc., an affiliate of Brookfield. Mr. Tyras serves as the Secretary for several investment companies advised by Brookfield Investment Management Inc., an affiliate of Brookfield.

        Mr. Salvatore, a member of our board of directors, has served as a director and as chairman of the audit committee of several registered investment companies managed by a wholly-owned subsidiary of Brookfield since September 2005. Mr. Salvatore currently is a director and chairman of the audit committee of the following eight funds managed by a wholly-owned subsidiary of Brookfield: Helios Total Return Fund, Inc., Helios Strategic Mortgage Income Fund, Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, inc., Helios High Yield Fund and Hyperion Brookfield Collateralized Securities Fund, Inc.

        Mr. Hansen, a member of our board of directors, has served as a director of several registered investment companies managed by a wholly-owned subsidiary of Brookfield since November 2003. Mr. Hansen currently is a director of one of such funds, Hyperion Brookfield Collateralized Securities Fund, Inc.

        Mr. Drake, the chairman of our board of directors and our President and Interim Chief Executive Officer, has served as a director of several registered investment companies managed by a wholly-owned subsidiary of Brookfield since July 1989 and as chairman of the board of directors of such funds since December 2003. Mr. Drake currently is a director and chairman of the board of directors of the following eight funds managed by a wholly-owned subsidiary of Brookfield: Helios Total Return Fund, Inc., Helios Strategic Mortgage Income Fund, Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, inc., Helios High Yield Fund and Hyperion Brookfield Collateralized Securities Fund, Inc.

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OTHER MATTERS

        Our management does not know of any other matters to come before the special meeting. If, however, any other matters do come before the special meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

Stockholder Proposals

        We will hold an Annual Meeting of Stockholders in 2010, or the "2010 Annual Meeting," only if the merger is not completed. Proposals of stockholders that are intended to be presented at the 2010 Annual Meeting were due at Crystal River's principal executive officers on or before December 29, 2009 to be included in the proxy statement and proxy card related to such meeting.

        In addition, if you desire to bring business (including director nominations) before the 2010 Annual Meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our secretary no earlier than the 150th day (which was November 29, 2009) and no later than 5:00 p.m. eastern time on the 120th day (which was December 29, 2009) prior to the first anniversary of the date we mailed this proxy statement; provided, however, that in the event that the date of the Annual Meeting of Stockholders to be held in 2010 is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting of Stockholders held in 2009, notice must be delivered no earlier than the 150th day prior to the date of the Annual Meeting of Stockholders held in 2010 and no later than 5:00 p.m. eastern time on the later of the 120th day prior to the date of the Annual Meeting of Stockholders to be held in 2010 or the tenth day after our initial announcement of the date of the Annual Meeting of Stockholders to be held in 2010.

        For additional requirements, stockholders should refer to our bylaws, article II, section 11, "Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals," a current copy of which may be obtained from our secretary.

Where You Can Find More Information

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov. You also may obtain free copies of the documents Crystal River files with the SEC by going to the "Investors Relations" section of our website, http://ir.crystalriverreit/sec.cfm. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

        The following documents, which have been filed with the SEC (Filed No. 001-32958), are incorporated herein by reference:

  •
  Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the SEC on March 26, 2010, attached hereto as Annex C; and

  •
  Our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 filed with the SEC on May 17, 2010, attached hereto as Annex D.

        Brookfield has provided all information contained in this proxy statement relating to Brookfield and Sub, and we have provided all information relating to Crystal River.

        Because the merger is a "going-private" transaction, we have filed with the SEC a Rule 13e-3 Transaction Statement, or Schedule 13E-3, under the Exchange Act with respect to the merger. This proxy statement does not contain all the information set forth in the Schedule 13E-3 and the exhibits

97

thereto. Copies of the Schedule 13E-3 and the exhibits thereto (including the financial analysis materials prepared by Gleacher in connection with its presentation to the Special Committee) are available on the SEC's or our website as described above and are also available for inspection and copying at our principal executive offices during regular business hours by any of our stockholders, or a representative of a stockholder who has been so designated in writing, and may be inspected and copied, or obtained by mail, by making a request in writing to Crystal River, Attention: Investor Relations, or by telephone at our Investor Relations Department at (212) 549-8346.

        If you have more questions about the merger, please contact Crystal River's proxy solicitor at the following address and telephone numbers or by sending an email to proxy@mackenziepartners.com:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
Tel: (800) 322-2885 (toll free) or (212) 929-5500 (call collect)

*****

        This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained in this proxy statement to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 24, 2010. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary.

98

Annex A

Execution Copy

AGREEMENT AND PLAN OF MERGER

Dated as of February 23, 2010

among

BROOKFIELD ASSET MANAGEMENT INC.,

B ACQUISITION SUB INC.

and

CRYSTAL RIVER CAPITAL, INC.

A-i

A-ii

        This AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of February 23, 2010, among BROOKFIELD ASSET MANAGEMENT INC., an Ontario corporation ("Parent"), B ACQUISITION SUB INC., a newly-formed Maryland corporation ("Sub") and an indirect, wholly-owned Subsidiary (as defined in Section 2.1(d)) of Parent, and CRYSTAL RIVER CAPITAL, INC., a Maryland corporation (the "Company").

        WHEREAS the respective Boards of Directors of Parent, Sub and the Company deem it advisable to consummate, and have approved, the transaction provided for herein pursuant to which Sub will merge with and into the Company and the Company will become an indirect wholly-owned Subsidiary of Parent and a direct wholly-owned Subsidiary of Brookfield US Corporation ("Brookfield US");

        WHEREAS to effect such transaction, the respective Boards of Directors of Parent, Sub and the Company have approved the merger of the Company and Sub (the "Merger"), upon the terms and subject to the conditions of this Agreement, whereby the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the "Company Common Stock"), not owned directly or through a Subsidiary by the Company will be converted into the right to receive the Cash Amount (as defined in Section 1.7(a)), in cash, without interest thereon;

        WHEREAS Brookfield US is lender to the Company under that certain Amended and Restated Revolving Credit Agreement dated November 8, 2007 (as amended to date, the "Credit Agreement"), and has entered into a Fourth Amendment to the Credit Agreement concurrently with the execution of this Agreement, pursuant to which, among other matters, Brookfield US has consented to the Merger in its capacity as lender; and

        WHEREAS Parent, Sub and the Company desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

        NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I.

THE MERGER

        Section 1.1    The Merger.     Upon the terms and subject to the conditions of this Agreement and the articles of merger in the form attached hereto as Exhibit A (the "Articles of Merger"), and in accordance with the Maryland General Corporation Law (the "MGCL"), Sub shall be merged with and into the Company (Sub and the Company are sometimes referred to herein as the "Constituent Corporations") at the Effective Time (as defined in Section 1.2). At the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue under its present name as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Sub in accordance with the MGCL.

        Section 1.2    Effective Time of the Merger.     Subject to the provisions of this Agreement, the Constituent Corporations shall cause the Articles of Merger to be duly prepared and executed and filed with the State Department of Assessments and Taxation of the State of Maryland (the "Department"), as provided in Section 3-107 of the MGCL and consistent with this Agreement, as soon as practicable on the Closing Date (as defined in Section 1.3). The Merger shall become effective upon the acceptance of the Articles of Merger for record by the Department, unless a later time is specified in the Articles of Merger (the "Effective Time").

        Section 1.3    Closing.     The closing of the Merger (the "Closing") will take place at 10:00 a.m., New York City time, on a date to be specified by the parties, which shall be no later than the second Business Day following the satisfaction or waiver of all the conditions set forth in Article V (the "Closing Date"), at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019,

unless another date or place is agreed to in writing by the parties hereto. "Business Day" means a day other than a Saturday, Sunday or any other day on which banks are not required to be open or are authorized to close in New York, New York.

        Section 1.4    Effects of the Merger.     The Merger shall have the effects set forth in Section 3-114 of the MGCL.

        Section 1.5    Articles of Incorporation and By-Laws.

          (a)   At the Effective Time and by virtue of the Merger, the charter of the Surviving Corporation will be amended and restated in its entirety to be substantially identical to the charter of Sub, as in effect on the date hereof, except that the applicable article of such charter will read as follows: "The name of the Corporation shall be "Crystal River Capital, Inc."

          (b)   Immediately after the Effective Time, the Surviving Corporation shall take such steps as are necessary to amend and restate in their entirety the bylaws of the Surviving Corporation in order that they will be substantially identical to the bylaws of Sub as in effect on the date hereof (it being understood that such bylaws shall include provisions with respect to the indemnification of directors and officers as contemplated by the first sentence of Section 4.5).

        Section 1.6    Directors and Officers.     The directors and officers of Sub at the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified or appointed, as the case may be.

        Section 1.7    Conversion of Shares.

          (a)   Each share of the Company Common Stock (a "Share") issued and outstanding immediately prior to the Effective Time (other than any Shares held by Parent, Sub or any other wholly-owned Subsidiary of Parent or by the Company (held in treasury) or any wholly-owned Subsidiary of the Company) shall, at the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Sub or the holder thereof, be cancelled and extinguished and automatically converted into the right to receive the Cash Amount, payable to the holder of the certificate formerly representing such Share, without interest thereon, upon the surrender thereof in accordance herewith and with the Articles of Merger at any time after the Effective Time. As used in this Agreement, the "Cash Amount" means $0.60.

          (b)   Each Share held by the Company (held in treasury) or any wholly-owned Subsidiary of the Company, if any, shall, at the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Sub or the holder thereof, be cancelled and extinguished and cease to exist and no payment shall be made with respect thereto.

          (c)   No Share held by Parent, Sub or any wholly-owned Subsidiary of Parent or Sub, if any, shall be converted into cash, securities or other property as a result of the Merger; all such Shares outstanding immediately preceding the Effective Time shall remain outstanding immediately following the Effective Time as shares of capital stock of the Surviving Corporation without any change or modification to any right, preference, privilege or voting power of any such shares or the holders thereof.

        Section 1.8    Conversion of Sub's Capital Stock.     Each share of common stock, par value $0.001 per share, of Sub issued and outstanding immediately prior to the Effective Time shall, at the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent or Sub, be converted into and become one share of common stock, par value $0.001 per share, of the Surviving Corporation.

        Section 1.9    Stock Options and Restricted Stock.

          (a)   At the Effective Time, the Company shall use all reasonable efforts to take all necessary action, including all reasonable efforts to obtain the consent of the individual holders of options, restricted stock units and deferred stock units, if necessary, to (i) terminate the Company's 2005 Long-Term Incentive Plan, as amended (the "Company Stock Plan") and (ii) to cancel, at the Effective Time, each option to acquire the Company Common Stock (the "Company Stock Options") outstanding and unexercised as of such date, whether or not exercisable and whether or not vested, under the Company Stock Plan. Each holder of a Company Stock Option outstanding and unexercised immediately prior to the Effective Time, whether or not exercisable and whether or not vested, shall be entitled to receive from the Surviving Corporation immediately after the Effective Time, in exchange for the cancellation of the Company Stock Option, a lump sum cash payment, less applicable withholding taxes, equal to the excess, if any, of (x) the product of the Cash Amount multiplied by the number of shares of the Company Common Stock subject to the Company Stock Option over (y) the aggregate exercise price for such Company Stock Option. The Company shall take all action necessary (i) to approve the disposition of the Company Stock Options in connection with the transactions contemplated by this Agreement to the extent necessary to exempt such dispositions under Rule 16b-3 of the Exchange Act (as defined in Section 2.3) and (ii) to give effect to the transactions contemplated by this Section 1.9(a).

          (b)   At the Effective Time, each restricted or otherwise unvested Share, stock unit or Company Stock Option outstanding immediately prior to the Effective Time shall, as provided in the Company Stock Plan, automatically become fully vested and eligible for payment as set forth in Section 1.10 to the extent not otherwise cancelled and paid for pursuant to Section 1.9(a) (in the case of Company Stock Options).

        Section 1.10    Payment for Shares.

  (a)
  Prior to the Effective Time, the Company shall designate a bank or trust company reasonably acceptable to Sub to act as paying agent (the "Paying Agent") in connection with the Merger (which bank or trust company shall agree in writing to comply with the provisions of this Section 1.10 applicable to it). At the Closing, the Surviving Corporation (with funds obtained from Parent) or Parent shall deposit in trust (which trust shall be for the benefit of the stockholders of the Company) with the Paying Agent an amount (the "Payment Fund") in immediately available funds equal to the sum of (x) the product of (i) the sum of (A) the aggregate number of Shares outstanding immediately prior to the Effective Time (other than Shares held by any Subsidiary of the Company) plus (B) the aggregate number of the Company's restricted or deferred stock units outstanding and (ii) the Cash Amount and (y) the excess, if any, of (i) the product of the Cash Amount multiplied by the aggregate number of Shares underlying Company Stock Options that entitle the holders thereof to purchase such Shares at a price per share less than the Cash Amount (to the extent that such Company Stock Options have not been cancelled and paid for pursuant to Section 1.9(a)) over (ii) the aggregate exercise price for such Company Stock Options. The Payment Fund shall be invested by the Paying Agent as directed by the Surviving Corporation (so long as such directions do not impair the rights of the holders of Shares or the ability of the Paying Agent to make timely payments as required hereby), in direct obligations of the United States of America or any state thereof, obligations for which the full faith and credit of the United States of America or any such state is pledged to provide for the payment of principal and interest, commercial paper either rated of the highest quality by Moody's Investors Service, Inc. or Standard & Poor's Corporation or certificates of deposit issued by, or other deposit accounts of, a commercial bank having at least $1,000,000,000 in capital and surplus, in each case with a maturity of three months or less. Any earnings with respect thereto shall be paid to the Surviving Corporation as and when requested by the Surviving Corporation. If at any time the amount of the Payment Fund shall be less than the amount required to make the payments contemplated by Section 1.7, the Surviving Corporation shall promptly deposit in trust with the Paying Agent funds sufficient to make such payments. The Paying Agent shall, pursuant to irrevocable instructions, make the cash payments referred to in Section 1.7 out of the Payment Fund.

          (b)   Promptly after the Effective Time, the Paying Agent shall mail to each record holder, as of the Effective Time, of an outstanding certificate or certificates which immediately prior to the Effective Time evidenced ownership of a Share or Shares (the "Certificates") a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent) and instructions for use in effecting the surrender of the Certificates for payment therefor. Upon surrender to the Paying Agent of a Certificate, together with such letter of transmittal duly executed, and any other required documents, the holder of such Certificate shall receive as promptly as practicable in exchange therefor cash in an amount equal to the product of the number of Shares represented by such Certificate and the Cash Amount, and such Certificate shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates. If payment is to be made to a Person (as defined in Section 2.1(d)) other than the Person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered and exchanged in accordance with the provisions of this Section 1.10, each Certificate (other than any Certificates representing Shares held by Parent, Sub or any other wholly-owned Subsidiary of Parent or Sub, or any Subsidiary of the Company) shall represent for all purposes only the right to receive the consideration set forth in Section 1.7 without any interest thereon, and until such surrender and exchange no cash shall be delivered to the holder of such outstanding Certificate in respect thereof.

          (c)   At any time following the date that is six months after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including the remaining portion of the Payment Fund and any interest received with respect thereto) that are held by the Paying Agent that have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat and other similar laws) for distribution of the consideration provided in Section 1.7, upon due surrender of their Certificates. Notwithstanding the foregoing, none of Parent, the Surviving Corporation nor the Paying Agent shall be liable to a holder of a Certificate for the consideration provided in Section 1.7 properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (d)   From and after the Effective Time, the holders of Certificates evidencing ownership of Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares, except as otherwise provided for herein or by applicable law.

          (e)   After the Effective Time there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for the consideration provided in Section 1.7 in accordance with the procedures set forth in this Section 1.10.

          (f)    In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and subject to such other conditions as the Board of Directors of the Surviving Corporation may impose, the Surviving Corporation shall pay in exchange for such lost, stolen or destroyed Certificate the Cash Amount deliverable in respect thereof as determined in accordance herewith. When authorizing such payment of the Cash Amount in exchange therefor, the Board of Directors of the Surviving Corporation or the Paying Agent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificate to give the Surviving Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Surviving Corporation with respect to the Certificate alleged to have been lost, stolen or destroyed.

          (g)   No interest shall be paid or accrue on any portion of the Cash Amount at any time.

          (h)   Parent and the Paying Agent shall be entitled to deduct and withhold from the merger consideration payable under this Agreement such amounts as may be required to be deducted or withheld therefrom under (i) the Code (as defined in Section 4.14(a)) or (ii) any applicable, state, local or foreign Tax (as defined in Section 4.14(a)) laws. To the extent that amounts are so deducted and withheld, such amounts shall be timely paid to the appropriate taxing authority and shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

        Section 1.11    Dissenters' or Appraisal Rights.     No dissenters' or appraisal rights shall be available with respect to the Merger or the other transactions contemplated hereby.

        Section 1.12    Further Assurances.     If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (i) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either Constituent Corporation, or (ii) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of either Constituent Corporation, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm the Surviving Corporation's right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Agreement.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Parent and Sub, except in each case as specifically set forth in (a) the Company SEC Reports (as defined in Section 2.22(a)) filed on or after January 1, 2009 or (b) the letter dated the date hereof and delivered on the date hereof from the Company to Parent and Sub, which letter relates to this Agreement, is designated therein as the Company Letter (the "Company Letter"), and identifies the Section (or, if applicable, subsection) to which the exception relates (provided that any disclosure in the Company Letter relating to one Section or subsection shall also apply to other Sections and subsections to the extent that it is reasonably apparent that such disclosure would also apply to or qualify such other Sections or subsections).

        Section 2.1    Organization, Qualification, Corporate Power and Authority.

  (a)
  Each of the Company and each Subsidiary of the Company is a corporation, limited partnership or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company and each Subsidiary of the Company is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, other than where the failure to be so qualified would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect (as defined hereinafter). Each of the Company and each of its Subsidiaries has all requisite power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Each of the Company and each of its Subsidiaries has furnished or made available to Parent a copy of its charter, by-laws or other similar organizational documents, each as amended and as in effect on the date of this Agreement. Except as set forth in Schedule 2.1(a) of the Company Letter, each of the Company and its Subsidiaries has at all times complied with, and is not in default under or in violation of, any provision of its charter, by-laws or other organizational documents. Schedule 2.1(a) of the Company Letter sets forth (A) all Subsidiaries of the Company and their respective jurisdictions of incorporation or organization and legal form of entity and (B) each owner and the respective amount of such owner's equity interest in each Subsidiary of the Company. A "Material Adverse Effect" means any change affecting, or any condition having an effect, that is or would reasonably be expected to be materially adverse to (i) the businesses, assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (after taking into account any insurance recoveries reasonably expected in respect thereof), or (ii) the ability of the Company timely to consummate the transactions contemplated hereby or by the Articles of Merger, except, in the case of either clause (i) or clause (ii), where such effect results from (v) changes in (A) prevailing interest rates or credit spreads, (B) prevailing economic or market conditions, (C) Laws (as defined in Section 2.3) or interpretations thereof or (D) GAAP (as defined in Section 2.5) or interpretations thereof, in any such case which do not have a materially disproportionate effect (relative to other industry participants) on the Company, (w) changes in the value of any of the Company's securities as a result of being marked to market, (x) changes in national or international political or social conditions, including the engagement by the United States of America in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon or within the United States of America or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States of America, which do not have a materially disproportionate effect (relative to other industry participants) on the Company, (y) receipt by the Company of a "going concern" opinion from its independent auditors, or (z) any actions of the Company's external manager or its affiliates that contravenes the express direction of the Special Committee.

          (b)   (1) The Company has all requisite power and authority to execute and deliver this Agreement and the Articles of Merger, (2) this Agreement has been and at the Closing the Articles of Merger will be (i) duly and validly executed and delivered by the Company and (ii) duly and validly authorized by all necessary corporate action on the part of the Company, (3) this Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights and to general principles of equity and (4) the Board of Directors of the Company has declared the Merger and the other transactions contemplated by this Agreement advisable and in the best interests of its stockholders and directed that it be submitted for consideration at a meeting of the Company's stockholders entitled to vote thereon.

          (c)   The Special Committee has declared the Merger and the other transactions contemplated by this Agreement substantively and procedurally fair to, and advisable and in the best interests of the Company and the Company's stockholders, including those not affiliated with Parent, and recommended that the Board of Directors of the Company approve the Merger and the other transactions contemplated by this Agreement. The "Special Committee" means a committee of the Board of Directors of the Company, each of the members of which (i) is a disinterested member of the Board of Directors and (ii) is not otherwise affiliated with Parent or Sub and not a member of the Company's management (other than serving as interim chief executive officer), formed for the purpose of evaluating, and making a recommendation to the full Board of Directors of the Company with respect to, this Agreement and the transactions contemplated herein, including the Merger, and shall include any successor committee to the existing Special Committee or any reconstitution thereof.

          (d)   As used in this Agreement, (i) a "Subsidiary" of a Person means any corporation, partnership, limited liability company, joint venture, association, trust or other entity of which such Person (either alone or through or together with any other Subsidiary of such Person) (x) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, limited liability company, joint venture, association or other entity or (y) is a general partner, trustee or other Person performing similar function; and (ii) a "Person" means an individual, a partnership, a company, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity or any department, agency or political subdivision thereof.

        Section 2.2    Capitalization.

          (a)   At the date hereof, the authorized capital stock of the Company consists of 500,000,000 shares of the Company Common Stock and 100,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"; and together with the Company Common Stock, the "Capital Stock"). At the date hereof, (i) 24,909,256 shares of the Company Common Stock and no shares of Preferred Stock were issued and outstanding, (ii) stock options to acquire 130,000 shares of the Company Common Stock were issued and outstanding under the Company Stock Plan and (iii) 6,000 restricted stock units and 444,562 deferred stock units were outstanding under the Company Stock Plan. All the issued and outstanding shares of Capital Stock are validly issued, fully paid and nonassessable and free of preemptive rights. Other than (i) as set forth above and (ii) as set forth in Schedule 2.2(a) of the Company Letter, as of the date hereof, there are no shares of Capital Stock issued or outstanding, no outstanding options, warrants or rights to acquire (whether or not currently exercisable), or other securities convertible into, Capital Stock, and no agreements or commitments obligating the Company to issue, sell or acquire any shares of Capital Stock. Schedule 2.2(a) of the Company Letter sets forth a true and complete list of each Person that holds (i) a stock option as of the date hereof, together with the number of shares of the Company Common Stock subject to such stock option, the date of grant of such stock option, the exercise price of such stock option, the expiration date of such stock option, the vesting schedule for such stock option and whether or not such stock option is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code and (ii) a restricted or deferred stock unit as of the date hereof, together with the number of shares of the Company Common Stock subject to such restricted or deferred stock unit, the date of grant of such restricted or deferred stock unit and the vesting schedule for such restricted stock unit.

          (b)   Except as disclosed in Schedule 2.2(b) of the Company Letter, all the outstanding shares of capital stock of each of the Company's Subsidiaries are beneficially owned by the Company, directly or indirectly, free and clear of any restrictions on transfer (other than restrictions under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), and state or foreign securities laws) or Liens (as hereinafter defined) and all such shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. "Liens" means security interests, liens, claims, pledges, mortgages, options, rights of first refusal, agreements, limitations on voting rights, charges, easements, servitudes, encumbrances and other restrictions of any nature whatsoever.

          (c)   Except as disclosed in Schedule 2.2(c) of the Company Letter, (i) there are no voting trusts, proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the voting of the capital stock of the Company or any of its Subsidiaries or, to the Knowledge of the Company (as hereinafter defined), any other such trusts, proxies, agreements or understandings affecting the Company or any of its Subsidiaries and (ii) none of the Company and its Subsidiaries is required to redeem, repurchase or otherwise acquire shares of capital stock or debt securities of the Company or any of its Subsidiaries as a result of the transactions contemplated by this Agreement or the Articles of Merger. "Knowledge of the Company" means the actual knowledge of any of the Persons identified in Schedule 2.2(c) of the Company Letter.

        Section 2.3    Noncontravention.     Except for the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act"), any applicable state and foreign securities laws, and the MGCL, or as set forth in Schedule 2.3 of the Company Letter, none of the execution and delivery of this Agreement or the Articles of Merger by the Company or the consummation of the transactions contemplated hereby or thereby will (a) conflict with or violate any provision of the charter, by-laws or similar organizational documents of the Company or any of its Subsidiaries (assuming stockholder approval is received); (b) require on the part of the Company or any of its Subsidiaries any filing with, or any permit, authorization, consent or approval of, any domestic (federal or state), foreign or supranational court, administrative agency or commission or other governmental or regulatory body, agency, authority or tribunal (each a "Governmental Entity"), except for such filings, permits, authorizations, consents or approvals that have been obtained or where the failure to make such filing or obtain such permit, authorization, consent or approval would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (c) violate, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party any right to accelerate, terminate or cancel, or require any notice, consent, approval waiver or exemption under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Lien or other arrangement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective assets is subject or any judgment, order, writ, injunction or decree (whether temporary, preliminary or permanent) of any Governmental Entity (each an "Order"), statute, rule, regulation, notice, law or ordinance of any Governmental Entity (each a "Law") applicable to the Company or any of its Subsidiaries or any of their respective properties or assets other than, such conflicts, violations, breaches, defaults, accelerations, terminations, cancellations, notices, consents or waivers as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; or (d) result in the imposition of any Lien upon any material assets of the Company or any of its Subsidiaries, which Lien would materially detract from the value, or materially interfere with the use, of such assets.

        Section 2.4    Business Entities.

          (a)   Except as set forth on Schedule 2.4(a) of the Company Letter and except for the Company's Subsidiaries, neither the Company nor any of its Subsidiaries, directly or indirectly, owns any equity interest or any security convertible into, or exchangeable for, an equity interest in any corporation, partnership, limited liability company, joint venture or other form of business association, other than securities disclosed on Schedule 2.20 of the Company Letter. Each of the entities listed on Schedule 2.4(a) of the Company Letter is referred to as a "Company Business Entity". All the issued and outstanding equity interests of each Company Business Entity that are owned by the Company or any of its Subsidiaries are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. Schedule 2.4(a) of the Company Letter sets forth the amount of the equity interest owned by the Company or any of its Subsidiaries in each Company

  Business Entity and, to the Knowledge of the Company, the percentage amount which such equity interest represents of the total equity interests of such Company Business Entity.

          (b)   All the issued and outstanding equity interests of each Company Business Entity are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All equity interests of each Company Business Entity that are held of record or owned beneficially by the Company or a Subsidiary of the Company are held or owned free and clear of any restrictions on transfer (other than restrictions under the Securities Act or state or foreign securities law or partnership constituent documents), claims, Liens, options, warrants, rights, contracts or commitments.

        Section 2.5    Financial Statements.     The Company has previously provided or has made available to Parent the audited consolidated balance sheet of the Company as of December 31, 2008, the audited consolidated statements of income and changes in stockholders' equity and cash flows of the Company for the year ended December 31, 2008, the unaudited consolidated balance sheet of the Company as of December 31, 2009 (the "Company Balance Sheet Date") and the unaudited consolidated statements of income and changes in stockholders' equity and cash flows of the Company for the twelve months ended December 31, 2009. Such financial statements delivered to Parent (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the U.S. Securities and Exchange Commission (the "SEC") with respect thereto; (ii) except as set forth therein (including in the notes thereto), have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby ("GAAP"); (iii) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein; and (iv) are consistent with the books and records of the Company.

        Section 2.6    Absence of Certain Changes.     Other than as set forth on Schedule 2.6 of the Company Letter and except as set forth in the Company SEC Reports filed by the Company since January 1, 2008 and publicly available prior to the date of this Agreement, from the Company Balance Sheet Date through the date of this Agreement, (a) there has not been any Material Adverse Effect, nor have there occurred any changes, events or developments which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (b) the Company and its Subsidiaries have conducted their businesses in the Ordinary Course (as hereinafter defined) and (c) none of the Company and its Subsidiaries has taken any action that would be prohibited by Section 4.7 if taken from and after the date of this Agreement. "Ordinary Course" means (i) in the usual, regular and ordinary course of business of the Company and its Subsidiaries consistent with past practice or (ii) as contemplated by this Agreement.

        Section 2.7    Undisclosed Liabilities.     Other than as set forth on Schedule 2.7 of the Company Letter, none of the Company and its Subsidiaries has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due), except for the following: (a) liabilities shown or reserved for on the Company Balance Sheet, (b) liabilities that have arisen since the Company Balance Sheet Date in the Ordinary Course, (c) liabilities not required by GAAP to be reflected on the Company's financial statements and that in the aggregate would not reasonably be expected to have a Material Adverse Effect and (d) liabilities contemplated by this Agreement.

        Section 2.8    Tax Matters

          (a)   Except as set forth on Schedule 2.8(a) of the Company Letter:

    (i)
    the Company and each Subsidiary, as the case may be, has filed all Tax Returns (as defined in Section 4.14(a)) required to have been filed by it on or before the Closing Date and such Tax Returns are true, correct and complete in all material respects;

    (ii)
    all Taxes due and owing, whether or not shown as due on any Tax Return, have been timely paid other than Taxes which are being contested in good faith and for which adequate reserves have been booked on the Company's balance sheet;

    (iii)
    except as set forth on Schedule 2.8(a)(iii), the Company is not currently the beneficiary of any extension of time within which to file any Tax Return;

    (iv)
    the Company and each of its Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party;

    (v)
    neither the Company nor any Subsidiary has waived in writing any statute of limitations in respect of Taxes of the Company or such Subsidiary which waiver is currently in effect and no deficiency with respect to any Taxes has been proposed, asserted or assessed against the Company or any of its Subsidiaries;

    (vi)
    the Company has not received any written notice that the Tax Returns referred to in clause (i) relating to U.S. federal and state income Taxes are being audited by the Internal Revenue Service or the appropriate state taxing authority;

    (vii)
    no issues have been raised in writing by the relevant taxing authority in connection with the Tax Returns referred to in clause (i);

    (viii)
    all deficiencies asserted or assessments made as a result of any examination of the Tax Returns referred to in clause (i) by a taxing authority have been paid in full;

    (ix)
    the financial statements contained in the Company SEC Report most recently filed with the SEC and publicly-available prior to the date hereof reflect an appropriate accrual for all Taxes payable by the Company and its Subsidiaries through the date of such financial statements;

    (x)
    there are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of the Company or any of its Subsidiaries;

    (xi)
    to the Knowledge of the Company, there are no existing claims by any taxing authority in any jurisdiction in which the Company or any of its Subsidiaries does not currently file a Tax Return whereby the taxing authority asserts the obligation of the Company or any of its Subsidiaries to comply with any tax filing obligation in that jurisdiction;

    (xii)
    neither the Company nor any of its Subsidiaries has received from any taxing authority any (A) written notice indicating an intent to open an audit or review, (B) written request for information related to Taxes, or (C) written notice of deficiency or proposed adjustment related to Taxes;

    (xiii)
    neither the Company nor any Subsidiary has received or is subject to any private letter ruling or other ruling of a taxing authority specifically applicable to the Company or any of its Subsidiaries related to Taxes or has entered into any written or legally binding agreement with a taxing authority relating to Taxes;

    (xiv)
    the Company is not a party to any tax sharing agreement or tax allocation agreement with any other Person or entity; and

    (xv)
    to the Knowledge of the Company there has not been any past investigation, exception or challenge with respect to the validity or the effect of any of the Company's material elections for U.S. federal income tax purposes by any Governmental Entity.

          (b)   Neither the Company nor any of its Subsidiaries has any liability for Taxes of any person (other than the Company and its Subsidiaries) under Treasury Regulation Sections 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

          (c)   The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          (d)   Neither the Company nor its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger and the other transactions contemplated by this Agreement.

          (e)   As of the date hereof and as of immediately prior to the transactions contemplated by Section 4.4(a), the Company is a real estate investment trust ("REIT") as defined in Section 856(a) of the Code that has qualified as a REIT for U.S. federal income tax and Maryland state income tax purposes since its formation. As of the date hereof and as of immediately prior to the transactions contemplated by Section 4.4(a), each Subsidiary of the Company is either a qualified REIT subsidiary ("QRS") under Section 856(i) of the Code, a taxable REIT subsidiary ("TRS") under Section 856(l) of the Code or a disregarded entity for U.S. federal income tax purposes. Schedule 2.8(e) of the Company Letter sets forth whether each Subsidiary of the Company is a REIT, a QRS, a TRS or a disregarded entity for U.S. federal income tax purposes. Neither the Company nor its Subsidiaries holds any asset the disposition of which would be subject to Treasury Regulations Section 1.337(d)-5, 1.337(d)-6 or 1.337(d)-7 (or any similar provision of state or local law).

          (f)    The Company has not engaged in any prohibited transactions within the meaning of Section 857(b)(6)(B)(iii) of the Code.

          (g)   As of the date of this Agreement, the Company does not have any earnings and profits attributable to the Company or any other corporation in any non-REIT years within the meaning of Section 857 of the Code.

          (h)   Schedule 2.8(h) sets forth the amount of excess inclusion income the Company has reported to its shareholders as a result of the Company's ownership of taxable mortgage pools treated as QRSs.

          (i)    Neither the Company nor any Subsidiary of the Company owns any "residual interest" in a real estate mortgage investment conduit, as defined in Section 860G(a)(2) of the Code.

          (j)    Schedule 2.8(j) sets forth a complete list of all real property, leaseholds and other interests in real property that the Company owns, including the address of each such interest.

          (k)   Neither the Company nor any Subsidiary is a dealer within the meaning of Section 475 of the Code, and neither the Company nor any Subsidiary has made the election specified in Section 475(f) of the Code.

          (l)    Neither the Company nor any Subsidiary has made an election to defer recognition of income from the discharge of indebtedness under § 108(i) of the Code.

          (m)  Neither the Company nor any Subsidiary has made any changes in its method of accounting since its formation.

          (n)   Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law), (iii) installment sale or open transaction disposition made on or prior to the Closing, or (iv) prepaid amount received on or prior to the Closing Date.

          (o)   Except as set forth on Schedule 2.8(o), neither the Company nor any of its Subsidiaries has engaged in any listed or reportable transaction within meaning of Code Section 6011, 6111 or 6112 or any comparable provision of state or local law in a jurisdiction where the Company or any of its Subsidiaries file Tax Returns.

          (p)   Maryland, Texas, Arizona and the United States of America are the only jurisdictions in which the Company has ever filed a Tax Return, and the only jurisdictions in which the Company will, to the Company's knowledge, be required to file income Tax Returns after the Closing (based on the Company's assets and operations as of the Closing).

          (q)   The aggregate tax basis of the assets of the Company and its Subsidiaries, as of December 31, 2009, was not less than $400 million.

        Section 2.9    Tangible Assets.     The Company and its Subsidiaries own or lease all tangible assets, if any, necessary for the conduct of their respective businesses as presently conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice and is in good operating condition and repair, other than where such defects or the failures to have been so maintained or to be in such condition and repair would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

        Section 2.10    Real Property.

          (a)   Each of the Company and its Subsidiaries has good and valid title to or a valid leasehold interest in all Company Properties reflected on the balance sheet contained in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2009 that is part of the Company SEC Reports or acquired after the date thereof except for (i) Company Properties sold or otherwise disposed of in the ordinary course of business since the date of such balance sheet, (ii) Company Properties the loss of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (iii) as set forth in Schedule 2.10(a) of the Company Letter. Each of the Company and its Subsidiaries holds the Company Properties free and clear of all Liens, except for Permitted Liens. "Company Properties" means all real property interests, excluding space leases, together with all buildings, structures and other improvements and fixtures located on or under such real property interests and all easements, rights and other appurtenances to such real property, owned or held by the Company and its Subsidiaries, including fee interests, ground leasehold interests and mortgage loans held as lender. "Permitted Liens" means (i) Liens for Taxes not yet delinquent and Liens for Taxes being contested in good faith and for which there are adequate reserves on the financial statements of the Company (if such reserves are required pursuant to GAAP); (ii) inchoate mechanics' and materialmen's Liens for construction in progress; (iii) inchoate materialmen's, workmen's, repairmen's, warehousemen's and carriers' Liens arising in the ordinary course of business of the Company or any Subsidiary; (iv) with respect to real property, zoning restrictions, survey exceptions, utility easements, rights of way and similar Liens that are imposed by any Governmental Entity having jurisdiction thereon or otherwise are typical for the applicable property type and locality and that do not interfere materially with the current use of such property (assuming its continued use in the manner in which it is currently used) or, with respect to unimproved or vacant real property, interfere materially with the intended use of such property; (v) with respect to real property, any Liens disclosed in any Company Title Insurance Policy provided or made available to Parent (whether material or immaterial), Liens and obligations arising under any Contract filed as an exhibit to a Company SEC Report or listed in Schedule 2.13(a) of the Company Letter and any other Lien that does not interfere materially with the current use of such property (assuming its continued use in the manner in which it is currently used) or materially adversely affect the value or marketability of such property; and/or (vi) other Liens being contested in the ordinary course of business in good faith, provided an appropriate reserve has been established therefor on the Company's balance sheet as of December 31, 2009.

          (b)   Except as set forth on Schedule 2.10(b) of the Company Letter, none of the Company and its Subsidiaries has received (i) written notice that any certificate, permit or license from any Governmental Entity having jurisdiction over any of the Company Properties or any agreement, easement or other right of an unlimited duration that is necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Properties or that is necessary to permit the lawful use and operation of all utilities, parking areas, retention ponds, driveways, roads and other means of egress and ingress to and from any of the Company Properties is not in full force and effect, except for such failures to have in full force and effect that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or of any pending written threat of modification or cancellation of any of same, that would reasonably be expected to have a Material Adverse Effect or (ii) written notice of any uncured violation of any Laws affecting any of the Company Properties or operations which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (c)   Except where the failure to have such policies, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, policies or commitments for policies of title insurance (each a "Company Title Insurance Policy") have been issued insuring or committing to insure, as of the effective date of each such Company Title Insurance Policy, the Company's or its Subsidiary's (or the applicable predecessor's or acquiror's) title to or leasehold interest in the Company Properties, subject to the matters disclosed on the Company Title Insurance Policies and Permitted Liens.

          (d)   Except as provided for in Schedule 2.10(d) of the Company Letter, to the Knowledge of the Company, none of the Company or any its Subsidiaries has received any written notice to the effect that any condemnation or rezoning proceedings are pending with respect to any of the Company Properties that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (e)   The Company has made available to Parent true and complete copies of all real property leases and subleases of the Company or any Subsidiary of the Company (each as amended to date) ("Leases"). None of the Company and its Subsidiaries, nor, to the Knowledge of the Company, any other party to any Lease is in material breach or default, and no event has occurred which, with notice or lapse of time, would constitute a material breach or default by the Company or any of its Subsidiaries or, to the Knowledge of the Company, by any such other party, or permit termination or acceleration thereunder.

          (f)    Except as set forth on Schedule 2.10(f) of the Company Letter, with respect to each Lease:

            (1)   the lease or sublease is legal, valid, binding, enforceable and in full force and effect, subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as the availability of equitable remedies may be limited by general principles of equity;

            (2)   none of the Company and its Subsidiaries, nor, to the Knowledge of the Company, any other party to the lease or sublease is in material breach or default, and no event has occurred which, with notice or lapse of time, would constitute a material breach or default by the Company or any of its Subsidiaries or, to the Knowledge of the Company, by any such other party, or permit termination, modification or acceleration thereunder;

            (3)   to the Knowledge of the Company, there are no material disputes, oral agreements or forbearance programs in effect as to the lease or sublease;

            (4)   none of the Company and its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold;

            (5)   all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of such facilities; and

            (6)   other than in the Ordinary Course, no construction, alteration or other leasehold improvement work with respect to the lease or sublease remains to be paid for or performed by the Company or any of its Subsidiaries

        Section 2.11    Intellectual Property.

          (a)   The Company and its Subsidiaries own, license or otherwise have the legally enforceable right to use all patents, trademarks, trade names, service marks, copyrights, applications for patents, trademarks, trade names, service marks and copyrights, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material, if any, material to the operation of their respective businesses as presently conducted (collectively, "Company Intellectual Property"). To the Company's Knowledge no other Person is infringing, violating or misappropriating any of the Company Intellectual Property that is used in the businesses of the Company and its Subsidiaries, other than such infringements, violations or misappropriations as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

          (b)   The business, operations and activities of each of the Company and its Subsidiaries as presently conducted or as conducted at any time within the two years prior to the date of this Agreement have not materially infringed or violated, or constituted a material misappropriation of, and do not now materially infringe or violate, or constitute a material misappropriation of, any intellectual property rights of any other Person, other than such infringements, violations or misappropriations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Since January 1, 2008, none of the Company and its Subsidiaries has received any written or, to the Knowledge of the Company, verbal complaint, claim or notice alleging any such infringement, violation or misappropriation.

        Section 2.12    Brokers.     No broker, investment banker or other Person (other than the Company Financial Advisor (as defined below in Section 2.26), the fees and expenses of which will be paid by the Company, as reflected in an agreement between such firm and the Company, a true and accurate copy of which has been provided to Parent) is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

        Section 2.13    Contracts.

          (a)   Except for the Contracts filed as an exhibit to a Company SEC Report or Contracts entered into with Parent or a Subsidiary or Affiliate of Parent, Schedule 2.13(a) of the Company Letter sets forth a list of all contracts, agreements, arrangements or understandings (written or oral) to which the Company or any of its Subsidiaries (other than when a Subsidiary is acting in its capacity as special servicer and such Subsidiary is not in material default with respect thereto) is a party or by which it or any of them is bound that are material to the business, assets, financial condition or net interest margin (other than effects on net interest margin resulting from amortization charges or non-cash adjustments) of the Company and its Subsidiaries taken as a whole, including:

            (1)   all management contracts (other than when a Subsidiary is acting in its capacity as a special servicer under property management contracts, agreements, arrangements or understandings and such Subsidiary is not in material default thereunder), agreements, arrangements or understandings (written or oral) and contracts, agreements, arrangements or understandings (written or oral) with consultants (or similar arrangements);

            (2)   all contracts, agreements, arrangements or understandings (written or oral) with any Governmental Entity;

            (3)   any contract, agreement, arrangement or understanding (written or oral) relating to the employment of any individual on a full-time, consulting or other basis or relating to the severance of employment;

            (4)   all contracts, agreements, arrangements or understandings (written or oral) that limit or purport to limit the ability of the Company or any Subsidiary to compete in any line of business or with any Person or in any geographic area or during any period of time; and

            (5)   all contracts, agreements, arrangements, or understandings (written or oral) between or among the Company and an Affiliate of the Company. "Affiliate" has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

        All the foregoing contracts, agreements, arrangements and understandings are herein referred to collectively as the "Contracts."

          (b)   With respect to each Contract, none of the Company and its Subsidiaries nor, to the Knowledge of the Company, any other party is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default by the Company or any of its Subsidiaries or, to the Knowledge of the Company, by any such other party, or permit termination, modification or acceleration under that Contract.

        Section 2.14    Licenses and Authorizations.

          (a)   The Company and its Subsidiaries hold all material licenses, permits, certificates, franchises, ordinances, registrations, or other rights, applications and authorizations filed with, granted or issued by, or entered by any Governmental Entity, including any state or local regulatory authorities asserting jurisdiction over the Company or any of its Subsidiaries or their respective businesses or assets, that are required for the conduct of their respective businesses as currently being conducted other than such licenses, permits, certificates, franchises, ordinances, registrations or other rights, applications and authorizations the absence of which would not individually or in the aggregate materially impair the ability of the Company to consummate the transactions contemplated hereby or by the Articles of Merger or impair the ability of the Company and its Subsidiaries to own and operate their respective properties, assets and businesses (collectively, the "Company Authorizations").

          (b)   The Company Authorizations are in full force and effect and have not been pledged or otherwise encumbered, assigned, suspended, modified in any material adverse respect, canceled or revoked, and each of the Company and its Subsidiaries has operated in compliance with all terms thereof or any renewals thereof applicable to it, other than where the failure to so comply would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Company or its Subsidiaries to own and operate their respective properties, assets and businesses. No event has occurred with respect to any of the Company Authorizations which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such Company Authorizations. To the Knowledge of the Company, there is not pending any application, petition, objection or other pleading with any Governmental Entity having jurisdiction or authority over the operations of the Company or its Subsidiaries which questions the validity of or contests any Company Authorization or which would reasonably be expected, if accepted or granted, to result in the revocation, cancellation, suspension or any materially adverse modification of any Company Authorization.

        Section 2.15    Litigation.     Other than as disclosed in Schedule 2.15 of the Company Letter, (a) there is no action, suit, proceeding or investigation to which the Company or any of its Subsidiaries is a party (either as a plaintiff or defendant) pending or, to the Knowledge of the Company, threatened before any Governmental Entity, and, to the Knowledge of the Company, there is no basis for any such action, suit, proceeding or investigation; (b) none of the Company and its Subsidiaries has been permanently or temporarily enjoined by any Order, judgment or decree of any Governmental Entity from engaging in or continuing to conduct the business of the Company or its Subsidiaries; and (c) no Order, judgment or decree of any Governmental Entity has been issued in any proceeding to which the Company or any of its Subsidiaries is or was a party, or, to the Knowledge of the Company, in any other proceeding, that enjoins or requires the Company or any of its Subsidiaries to take action of any kind with respect to its businesses, assets or properties. None of the actions, suits, proceedings and investigations listed in Schedule 2.15 of the Company Letter, individually or collectively, would reasonably be expected to have a Material Adverse Effect.

        Section 2.16    Employees.     None of the Company and its Subsidiaries has, or ever had, any employees other than non-employee officers of the Company.

        Section 2.17    State Takeover Statutes; Charter Ownership Limitations.     The Company has taken all action necessary to exempt the Merger from the operation of any "fair price," "business combination," "moratorium," "control share acquisition," "affiliate transaction" or any other anti-takeover statute or similar statute (a "Takeover Statute") enacted under the laws of the State of Maryland, including Subtitles 6 and 7 of Title 3 of the MGCL. To the Company's Knowledge, no Takeover Statute of any state other than the State of Maryland will apply to the Merger. The Board of Directors of the Company has taken all actions necessary to waive or remove the application of the ownership limitations set forth in Article VI of the Articles of Amendment and Restatement of the Company to the Merger. The Company does not have any stockholder rights plan in effect.

        Section 2.18    Employee Benefits.

          (a)   The Company does not have any "pension plans" and "welfare plans" as defined in Section 3(2) and 3(1), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in each case applied without regard to the exceptions from coverage contained in Sections 4(b)(4) or 4(b)(5) thereof, or any other plans, agreements, policies or arrangements maintained, or contributed to (or with respect to any obligation to contribute has been undertaken), by the Company or any of its Subsidiaries or any ERISA Affiliate (as hereinafter defined) of the Company or its Subsidiaries or with respect to which the Company or any of its Subsidiaries has any obligation or liability. "ERISA Affiliate" means any member of (i) a controlled group of corporations (as defined in Section 414(b) of the Code); (ii) a group of trades or businesses under common control (as defined in Section 414(c) of the Code); or (iii) an Affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code); provided, however, that for the purposes of this Agreement, none of Parent or any of its Affiliates will be an ERISA Affiliate.

          (b)   None of the Company, its Subsidiaries, their respective ERISA Affiliates or any of their respective predecessors has ever contributed or been obligated to contribute to or otherwise participated in or in any way, directly or indirectly, has any liability with respect to any plan subject to Section 412 of the Code, Part 3 of Subtitle B of Title I of ERISA or Title IV of ERISA, including any "multiemployer plan" (as defined in Sections 4001(a)(3) and 3(37) of ERISA).

          (c)   The consummation of the transactions contemplated by this Agreement will not result in (i) any liability, including liability for severance pay, unemployment compensation, termination pay, or withdrawal liability, or accelerate the time of payment or vesting or increase the amount or value of compensation or benefits due to any current or former service provider of the Company or its Subsidiaries solely by reason of such transactions or by reason of a termination following such transaction or (ii) any "excess parachute payment" (as defined in Section 280G of the Code) to any current or former service provider of the Company or its Subsidiaries.

          (d)   None of the Company, any Subsidiary or any ERISA Affiliate maintains, contributes to or in any way provides for any benefits of any kind whatsoever (other than the Federal Social Security Act) to any current or future retiree or terminee.

          (e)   Except as set forth on Schedule 2.18(e) of the Company Letter, no individual who performs services for the Company or its Subsidiaries and who is not treated as an employee for U.S. federal income tax purposes by the Company or its Subsidiaries could reasonably be expected to constitute an employee under applicable Law or for any purpose, including tax withholding purposes.

        Section 2.19    Environmental Matters.     Each of the Company and its Subsidiaries is in compliance with all Environmental Laws (as defined hereinafter) other than where the failure to be in compliance would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. There is no pending or, to the Knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or written notice of investigation or inquiry or written information request by any Governmental Entity, relating to any Environmental Law involving the Company or any of its Subsidiaries or any of their respective assets. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has any environmental condition governed by Environmental Law that would reasonably be expected to have a Material Adverse Effect. "Environmental Law" means any foreign, federal, state or local law, statute, permit, Orders, rule or regulation or the common or decisional law relating to the environment or occupational health and safety, including any statute, regulation or Order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous substances, or solid or hazardous waste, including emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wildlife, marine sanctuaries and wetlands, including, without limitation, all endangered and threatened species; (vi) storage tanks, vessels and containers; (vii) underground and other storage tanks or vessels, abandoned, disposed or discarded barrels, containers and other closed receptacles; (viii) health and safety of employees and other Persons; and (ix) manufacture, processing, use, distribution, treatment, storage, disposal, transportation or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or oil or petroleum products or solid or hazardous waste.

        Section 2.20    Investments.     Schedule 2.20 of the Company Letter sets forth a materially accurate and complete list of material investments, including any securities, derivative instruments, repurchase agreements, options, forwards, futures or hybrid securities ("Company Investments") owned by the Company or any of its Subsidiaries as of December 31, 2009, together with the cost basis, book or amortized value, as the case may be, and investment rating (if any) as of December 31, 2009 of each such Company Investment. None of the Company or its Subsidiaries owns any convertible or participating debt obligations. For the sake of clarity, real property investments that are not securities do not constitute Company Investments.

        Section 2.21    Legal Compliance.     Each of the Company and its Subsidiaries and the conduct and operation of their respective business is and has been in compliance with each Law of any Governmental Entity that is applicable to the Company or its Subsidiaries or their respective businesses, other than where the failure to be or to have been in compliance would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Company and its Subsidiaries to own and operate their respective properties, assets and businesses in the Ordinary Course.

        Section 2.22    Company SEC Reports.

          (a)   The Company has filed with the SEC each registration statement, report and proxy or information statement (including exhibits and any amendments thereto) required to be filed by the Company with the SEC since January 1, 2008 (collectively, the "Company SEC Reports"). As of the respective dates the Company SEC Reports were filed with the SEC or amended, each of the Company SEC Reports (a) complied as to form in all material respects with all applicable requirements of the Securities Act and Exchange Act and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that clause (b) shall not extend to exhibits thereto or documents incorporated by reference therein, except to the extent a statement or omission in such exhibit or document would cause to be untrue a statement of a material fact in the body of such Company SEC Report or would cause to be omitted from the body of such Company SEC Report a material fact required to be stated therein or necessary to make the statements made in the body of such Company SEC Report not misleading.

          (b)   The Company has no outstanding and unresolved comments from the SEC with respect to any of the Company SEC Reports. The consolidated financial statements of the Company (including the notes thereto) included in the Company SEC Reports complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly presented, in accordance with applicable requirements of GAAP and the applicable rules and regulations of the SEC (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material), the consolidated financial position of the Company and its Subsidiaries, taken as a whole, as of their respective dates and the consolidated statements of operations and the consolidated statements of cash flows of the Company and its Subsidiaries for the periods presented therein. Since January 1, 2008, there has been no material change in the Company's accounting methods or principles that would be required to be disclosed in the Company's financial statements in accordance with GAAP, except as described in the notes to such Company financial statements.

          (c)   The Company and each of its officers and trustees are in compliance, and have complied, in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated under such Act (the "Sarbanes-Oxley Act") or the Exchange Act. There are no outstanding loans made by the Company or any of its Subsidiaries to any executive officer (as defined under Rule 3b-7 promulgated under the Exchange Act) or director of the Company. Since the Company was subject to the provisions of the Sarbanes-Oxley Act, neither the Company nor any of its Subsidiaries has made any loans to any executive officer or director of the Company or any of its Subsidiaries. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that all material information relating to the Company, including its consolidated Subsidiaries, is made known on a timely basis to the Company's principal executive officer and its principal financial officer by others within those entities; and the Company believes that such disclosure controls and procedures are effective in timely alerting the Company's principal executive officer and its principal financial officer to material information required to be included in the Company's periodic reports required under the Exchange Act.

        Section 2.23    Transactions with Affiliates.     Except as set forth in Schedule 2.23 of the Company Letter, neither the Company nor any of its Subsidiaries has entered into any material transaction, contract or arrangement with any Affiliate (other than the Company or any of its Subsidiaries or Parent or its Affiliates) or any officer, director or employee of the Company or a Subsidiary or other Affiliate of the Company or any of their respective relatives (each, a "Related Person") in respect of which either the Company or any of its Subsidiaries has or may in the future have continuing obligations following the Effective Time. None of the Company and its Subsidiaries has any continuing obligations in respect of any Contract pursuant to which any assets or business has been acquired from any Related Person. Except as specifically set forth in Schedule 2.23 of the Company Letter or with respect to any agreements or arrangements with Parent or any of its Affiliates, each material transaction, contract and arrangement with a Related Person is terminable, without penalty or other termination fee or charge, by the Company or a Subsidiary party thereto on no more than 30 days' notice.

        Section 2.24    Insurance.     Schedule 2.24 of the Company Letter lists all insurance policies maintained by the Company (the "Company Insurance Policies"). None of the Company or its Subsidiaries is in any material default with respect to its obligations under any Company Insurance Policy, and each such insurance policy is in full force and effect, is in such amounts and against such losses and risks as are consistent with industry practice for companies engaged in businesses similar to those of the Company and each of its Subsidiaries (taking into account the cost and availability of such insurance) and, in the reasonable judgment of senior management of the Company, are adequate to protect the properties and businesses of the Company and each of its Subsidiaries and all premiums due thereunder have been paid. None of the Company or its Subsidiaries has been refused any insurance with respect to its business, properties or assets, nor has its coverage been limited, by any insurance carrier to which it has applied for any such insurance with which it has carried insurance since January 1, 2008. Schedule 2.24 of the Company Letter lists all claims of the Company and each of its Subsidiaries related to the businesses, assets or properties of the Company or such Subsidiary, as the case may be, which are currently pending or which have been made with an insurance carrier since January 1, 2008. From January 1, 2008 to the date hereof, neither the Company nor any of its Subsidiaries has received notice of cancellation of any Company Insurance Policy.

        Section 2.25    Investment Company Act of 1940.     Neither the Company nor any of its Subsidiaries is, or at the Closing Date will be, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

        Section 2.26    Opinion of Financial Advisor.     The Board of Directors of the Company has received the written opinion of Broadpoint.Gleacher Securities Group Inc. (the "Company Financial Advisor"), dated as of February 23, 2010, to the effect that, as of such date, the Cash Amount to be paid to the holders of the Company Common Stock (other than Parent and its Affiliates and any other Affiliates of the Company) in the Merger is fair, from a financial point of view, to such holders. A copy of the written opinion of the Company Financial Advisor has been delivered to Parent. To the Knowledge of the Company, as of the date hereof, the Company Financial Advisor has not withdrawn such opinion or informed the Board of Directors of the Company that it may not rely on such opinion.

        Section 2.27    Required Vote of Company Stockholders.     The affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter is required to approve the Merger. No other vote of the stockholders of the Company is required by law, the Articles of Amendment and Restatement of the Company, as amended, or the by-laws of the Company or otherwise in order for the Company to consummate the Merger.

        Section 2.28    Certain Information.     None of the information supplied by the Company or its Subsidiaries for inclusion or incorporation by reference in the proxy statement relating to the Company Stockholders' Meeting (as defined in Section 4.2(a)) containing information required by Regulation 14A under the Exchange Act, and, if applicable, Rule 13e-3 and Schedule 13E-3 under the Exchange Act (together with any amendments thereof or supplements thereto, the "Proxy Statement") will, at the time filed with the SEC, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not extend to exhibits thereto or documents incorporated by reference therein, except to the extent a statement or omission in such exhibit or document would cause to be untrue a statement of a material fact in the body of such document or would cause to be omitted from the body of such document a material fact required to be stated therein or necessary to make the statements made in the body of such document not misleading.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

        Each of Parent and Sub represents and warrants to the Company as follows:

        Section 3.1    Organization, Corporate Power and Authority.

          (a)   Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of Ontario. Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland.

          (b)   (1) Each of Parent and Sub has all the requisite power and authority to execute and deliver this Agreement and, in the case of Sub, the Articles of Merger, (2) this Agreement has been (i) duly and validly executed and delivered by each of Sub and Parent and (ii) duly and validly authorized by all necessary corporate action on the part of each of Parent and Sub, (3) the Articles of Merger will at the Closing be (i) duly and validly executed and delivered by Sub and (ii) duly and validly authorized by all necessary corporate action on the part of Sub, (4) this Agreement constitutes the valid and binding obligations of each of Parent and Sub enforceable against such party in accordance with their respective terms, subject as to enforceability to bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights and to general principles of equity, and (5) the Articles of Merger will at the Closing constitute the valid and binding obligation of Sub enforceable against Sub in accordance with its respective terms, subject as to enforceability to bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights and to general principles of equity.

        Section 3.2    Noncontravention.     Except for the applicable requirements of the Securities Act, the Exchange Act, any applicable state and foreign securities laws, the New York Stock Exchange, the Toronto Stock Exchange and the MGCL, none of the execution and delivery of this Agreement or the Articles of Merger by Parent or Sub or the consummation of the transactions contemplated hereby or thereby will (a) conflict with or violate any provision of the charter, by-laws or similar organizational documents of Parent or Sub or any of their respective Subsidiaries or (b) require on the part of Parent or Sub or any of their respective Subsidiaries any filing with, or any permit, authorization, consent or approval of, any Governmental Entity, except for such filings, permits, authorizations, consents or approvals that have been obtained or where the failure to make such filing or obtain such permit, authorization, consent or approval would not individually or in the aggregate reasonably be expected to have a material adverse effect on the ability of Parent or Sub to timely consummate the transactions contemplated hereby or (c) violate, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party any right to accelerate, terminate or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness or Lien to which Parent or Sub or any of their respective Subsidiaries is a party or by which Parent or Sub or any of their respective Subsidiaries is bound or to which any of their respective assets is subject or any Law applicable to Parent or Sub or any of their respective Subsidiaries or any of their respective properties or assets; other than, in the case of clause (c) above, such conflicts, violations, breaches, defaults, accelerations, terminations, cancellations, notices, consents, waivers or Liens as would not individually or in the aggregate reasonably be expected to have a material adverse effect on the ability of Parent or Sub to timely consummate the transactions contemplated hereby.

        Section 3.3    Availability of Funds.     Parent has, and will at Closing have, available to it sufficient funds to deposit the Payment Fund as specified in Section 1.10(a).

        Section 3.4    Certain Information.     None of the information supplied by Parent or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement (including information required by Regulation 14A under the Exchange Act, and, if applicable, Rule 13e-3 and Schedule 13E-3 under the Exchange Act) or other Company SEC Reports will, at the time filed with the SEC, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not extend to exhibits thereto or documents incorporated by reference therein, except to the extent a statement or omission in such exhibit or document would cause to be untrue a statement of a material fact in the body of such document or would cause to be omitted from the body of such document a material fact required to be stated therein or necessary to make the statements made in the body of such document not misleading.

        Section 3.5    Investigation.     Parent and Sub acknowledge and agree that each such party has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning, the Company and its business. Each of Parent and Sub further acknowledges and agrees that the only representations, warranties, covenants and agreements made by the Company are the representations, warranties, covenants and agreements made in this Agreement and the Company Letter, and the Company makes no other express or implied representation or warranty with respect to the Company or its business or otherwise or with respect to any other information provided by the Company or any of its Affiliates or representatives. Neither Parent nor Sub has relied upon any other representation or other information made or supplied by or on behalf of the Company or by any Affiliate or representative of the Company.

        Section 3.6    Brokers.     No broker, investment banker or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Parent or Sub.

ARTICLE IV.

ADDITIONAL AGREEMENTS

        Section 4.1    Preparation of the Proxy Statement.     As soon as reasonably practicable after the date hereof, but in no event later than 30 days after the date of this Agreement, the Company shall prepare for filing and file with the SEC a preliminary Proxy Statement and, if applicable, a related Schedule 13E-3, in a form reasonably satisfactory to Parent. The Company shall respond to comments and requests from the SEC, as appropriate, use all reasonable efforts to cause the Proxy Statement and, if applicable, Schedule 13E-3, to be cleared by the SEC, thereafter mail the Proxy Statement to its stockholders entitled thereto (subject to Section 1.7(a)), solicit proxies with respect to the Company Common Stock as contemplated thereby and appoint Persons to vote such proxies. The Company shall promptly deliver to Parent copies of any comments or requests with respect to the Proxy Statement that it receives from the SEC. Parent, Sub and the Company will consult and cooperate with each other in preparing such document and responding to such comments and requests and, without limiting the generality of the foregoing, Parent and Sub shall promptly furnish to the Company the information relating to them that the Exchange Act requires to be set forth in such document(s), and the Company shall cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act. The parties shall promptly correct any such information which contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

        Section 4.2    Stockholder Approvals.

          (a)   The Company shall use all reasonable efforts to establish a record date for, duly call, give notice of and hold a special meeting of its stockholders (the "Company Stockholders' Meeting") as promptly as practicable for the purpose of voting upon the Merger and obtaining the approval by its stockholders of the Merger in accordance with Section 3-105(e) of the MGCL. The Company will, through its Board of Directors declare the Merger advisable and recommend to its stockholders approval of the Merger (the "Company Recommendation"), shall include the Company Recommendation in the Proxy Statement and shall not withdraw the Company Recommendation except to the extent that the Board of Directors of the Company shall have withdrawn or modified its approval of this Agreement, the Merger or the Company Recommendation as permitted by Section 4.10(b). Without limiting the generality of the foregoing, the Company's obligations pursuant to the first sentence of this Section 4.2(a) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of any Takeover Proposal (as defined in Section 4.10(a)) or (ii) the withdrawal or modification by the Company's Board of Directors or any committee thereof (including the Special Committee) of the Company Recommendation by the Company's Board of Directors or any committee thereof.

          (b)   Parent shall cause Brookfield US, as the sole stockholder of Sub, prior to the Closing, to approve the Merger in accordance with Section 3-105(e) of the MGCL.

        Section 4.3    Conditions to Merger.     Each of the Company, Parent and Sub will take all actions necessary to comply promptly with all legal requirements that may be imposed with respect to the Merger (including furnishing all information required in connection with approvals of or filings with any other Governmental Entity) and will promptly cooperate with and furnish (subject to applicable law) information to each other in connection with any such requirements imposed upon any of them or any of their respective Subsidiaries in connection with the Merger. Each of the Company, Parent and Sub will, and will cause its Subsidiaries to, take all actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, Order, approval or waiver of, or any exemption by, any Governmental Entity required to be obtained or made by the Company, Parent or any of their respective Subsidiaries in connection with the Merger or the taking of any action contemplated by this Agreement.

        Section 4.4    Additional Transactions.

          (a)   Parent shall have the option, in its sole discretion and without requiring the further consent of the Company or the Board of Directors (including the Special Committee) or stockholders of the Company, upon reasonable notice to the Company, to direct the Company, immediately prior to the Closing, to, and the Company will use all reasonable efforts to:

    (i)
    (A) form a new Maryland corporation as a wholly-owned Subsidiary of the Company ("Newco") and contribute the note and equity interests that the Company and its Subsidiaries hold in Crystal River CDO 2005-1, Ltd. and Crystal River CDO 2005-1 LLC (collectively "CDO 1") to Newco and (B) cause Newco to make (1) a Code section 362(e) election to preserve the tax basis in the CDO 1 notes and equity and (2) if permissible, a REIT election, in each case in forms as designated by Parent, and at the sole cost and expense of the Parent;

    (ii)
    cooperate with Parent in a commercially reasonable manner to obtain the requisite preferred shareholders necessary in order for Newco to be a private REIT (assuming that Newco otherwise qualifies as a private REIT), and for CDO 1 to remain a QRS, at the Effective Time, in form and substance acceptable to Parent, and at the sole cost and expense of the Parent;

    (iii)
    transfer and sell, or cause to be transferred and sold, to one or more third parties the commercial mortgage-backed security interests and other rights currently held by the Company as set forth in Schedule 4.4(a) of the Company Letter (the "CMBS Sales"), at prices and terms designated by Parent. Between the date of such direction and the Closing Date, the Company and Parent will cooperate in a commercially reasonable manner to effect the CMBS Sales immediately prior to or contemporaneously with the Merger, on terms and conditions acceptable to Parent; and

    (iv)
    assign the Company's rights to appoint the collateral manager (inclusive of its special servicing rights) under the collateral management agreement in effect for each of CDO 1 and Crystal River Resecuritization 2006-1 Ltd. and cause the appointment of a successor collateral manager under each of those agreements (collectively, the "Collateral Management Assignment"), as directed by Parent. Between the date of such direction and the Closing Date, the Company and Parent shall cooperate in a commercially reasonable manner to effect the Collateral Management Assignment, on terms and for consideration acceptable to Parent.

          (b)   The transactions set forth in clauses (i), (ii), (iii) and (iv) of Section 4.4(a) above are referred to herein as the "Additional Transactions." In connection with the Additional Transactions, (i) Parent and the Company shall use all reasonable efforts to cause the Additional Transactions to be implemented prior to, but as close as practicable to, the Effective Time, (ii) neither the Company nor its Subsidiaries shall be required to take any action in contravention of any Laws, its organizational documents or any contract, and (iii) the consummation of any Additional Transaction shall be contingent upon the receipt by the Company of a written notice from Parent confirming that all the conditions set forth in Sections 5.1 and 5.3 (other than Section 5.3(h)) have been satisfied (or, with respect to Section 5.3, at the option of Parent, waived) and that Parent and Sub are prepared to proceed with the Closing.

        Section 4.5    Indemnification; Directors' and Officers' Insurance.

          (a)   All rights to exculpation or indemnification (including with respect to the advancement of attorney's fees, costs or expenses) in connection with, relating to or arising out of actual or alleged acts, errors or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company and its Subsidiaries as provided in their respective articles or certificates of incorporation or by-laws (or other organizational documents) shall survive the Merger and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Time and the obligations of the Company in connection therewith shall be deemed irrevocably assumed and guaranteed, effective as of the Effective Time, by the Surviving Corporation. In the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims.

          (b)   After the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless each present and former director or officer of the Company and each of the Company's Subsidiaries and each such person who served at the request of the Company or any Company Subsidiary as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, the "Covered Parties") against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), whether civil, administrative or investigative (a "Proceeding"), in connection with, arising out of or relating to any action or omission in their capacities as officers or directors, in each case occurring before the Effective Time (including the transactions contemplated by this Agreement); and shall pay or reimburse the Covered Parties' expenses in advance of a final disposition of any Proceeding promptly following submission of reasonable documentation that such expenses have been incurred. Without limiting the foregoing, in the event of any such claim, action, suit, proceeding or investigation, (i) the Surviving Corporation shall be entitled to control the defense of such claim, action, suit, proceeding or investigation, (ii) if the Surviving Corporation does not promptly select counsel and commence the defense of such claim, action, suit, proceeding or investigation, the Covered Party shall be entitled to select counsel for the Covered Party, which counsel shall be reasonably satisfactory to the Surviving Corporation and the Surviving Corporation shall pay the fees and expenses of such counsel promptly after statements therefor are received, (iii) the Covered Party shall reasonably cooperate in the defense of any such matter, and (iv) the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed).

          (c)   At or prior to the Effective Time, the Company shall purchase a "tail" directors' and officers' liability insurance policy (which by its terms shall survive the Merger) for directors and officers of the Company, which shall provide such directors and officers with coverage for six (6) years following the Effective Time of not less than the existing coverage under, and have other terms not materially less favorable on the whole to, the insured persons than the directors' and officers' liability insurance coverage presently maintained by the Company, so long as the aggregate cost is not greater than the lesser of (i) 250% of the annual premium payable by the Company for its existing insurance as of the date hereof and (ii) $4,000,000, in either case for a one-time premium payment for such six-year period; provided, that in the event that such lesser amount for a one-time premium payment for such six-year period is insufficient for such coverage, the Surviving Corporation shall spend up to that amount to purchase such lesser coverage as may be obtained with such amount.

          (d)   The provisions of this Section 4.5 are intended to be for the benefit of, and shall be enforceable by, each Person who is or has been a director or officer of the Company or a Subsidiary of the Company, and such director's or officer's heirs and personal representatives and shall be binding on all successors and assigns of the Surviving Corporation. In the event Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all its properties and assets, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 4.5.

        Section 4.6    Reasonable Efforts.     Upon the terms and subject to the conditions of this Agreement, unless, to the extent permitted by Section 4.10(b), the Board of Directors of the Company approves or recommends a Superior Proposal (as defined in Section 4.10(b)), each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement and the Articles of Merger, subject to the appropriate vote of stockholders of the Company described in Section 5.1(a), including (i) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from all Governmental Entities and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity (including those in connection with Takeover Statutes), (ii) the giving of all notices and obtaining of all necessary consents, approvals, waivers and exemptions from third parties, including the notices, consents, approvals, waivers and exemptions set forth in Schedule 2.3 of the Company Letter, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity with respect to the Merger or this Agreement vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement.

        Section 4.7    Conduct of Company's Business.     From the date of this Agreement through the Closing, the Company (a) shall maintain its existence and carry on its business in the Ordinary Course and, to the extent consistent therewith, (b) shall use commercially reasonable efforts to preserve its business relationships to the end that its goodwill and ongoing business shall continue at the time of the Closing and (c) shall preserve the Company's status as a REIT within the meaning of the Code and shall not take or omit to take any action, or permit any status to exist, that would likely jeopardize, or is inconsistent with, the Company's status as a REIT for any period; provided, however, that taking actions required by this Agreement or at the direction of Parent or Sub (or refraining from taking actions prohibited by this Agreement) shall not constitute a breach by the Company. The Company shall promptly answer any reasonable inquiries of Parent with respect to operational matters and promptly advise Parent orally and in writing of any Material Adverse Effect or any matter which would reasonably be expected to result in the Company being unable to deliver the certificate described in Section 5.3(d). Without limiting the generality of the foregoing, during the period from the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, except as otherwise contemplated by this Agreement or as set forth on Schedule 4.7 of the Company Letter or is necessary to preserve the Company's REIT status, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent:

  (i)
  adopt any amendment to its articles or certificate of incorporation or by-laws or other comparable organizational documents;

  (ii)
  make any change to the fee and expense arrangements existing as of the date hereof (x) relating to the engagement and retention of the Company Financial Advisor or (y) relating to the engagement and retention of counsel to the Company (including Goodwin Procter LLP);

  (iii)
  issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of its capital stock, any other voting securities or equity equivalent or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities, equity equivalent or convertible securities, other than the issuance of shares of the Company Common Stock upon the exercise of stock options or vesting of restricted or deferred stock outstanding on the date hereof pursuant to the Company Stock Plan and in accordance with their terms;

  (iv)
  (x) declare, set aside or pay any dividends on, or make any other actual, constructive or deemed distributions in respect of, any of its capital stock, or otherwise make any payments to its stockholders in their capacity as such, other than dividends and other distributions by Subsidiaries of the Company to the Company or its wholly-owned Subsidiaries, (y) other than in the case of any wholly-owned Subsidiary of the Company, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (z) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its non-wholly-owned Subsidiaries of the Company or any other debt or equity securities of any of them or any rights, warrants or options to acquire any such shares or other securities;

  (v)
  acquire or agree to acquire (x) by merging or consolidating with, or by purchasing a substantial portion of the assets or properties of or equity in, or by any other manner, any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or (y) any assets or properties that are, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole;

  (vi)
  sell, lease (other than the subleasing of excess office space), license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its material assets, other than in the Ordinary Course or in the Additional Transactions;

  (vii)
  other than in the Ordinary Course, incur or assume any indebtedness for borrowed money, guarantee any such indebtedness, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company, guarantee or otherwise support any debt securities or make any loans or advances to any other Person, or enter into any arrangement having the economic effect of any of the foregoing;

  (viii)
  alter (through merger, liquidation, reorganization, restructuring or in any other fashion) the corporate structure or ownership of the Company or any wholly-owned Subsidiary of the Company other than as contemplated in the Additional Transactions;

  (ix)
  change or modify the accounting methods, principles or practices used by it (other than changes or modifications required to be made by changes in GAAP, after the date hereof, provided that Parent receives written notice of any such changes);

  (x)
  (A) make or rescind any material Tax election or (B) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy in relation to Taxes;

  (xi)
  violate or fail to perform any obligation or duty imposed upon it by any Law, where such violation or failure, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

  (xii)
  take any action that would reasonably be expected to result in any of the conditions set forth in Section 5.1 or 5.3 not being satisfied in a timely manner as contemplated by this Agreement; or

  (xiii)
  adopt any new employee benefit plan, incentive plan, severance plan, bonus plan, stock option plan or similar plan, make any new grants under any existing stock option plan or incentive plan, bonus plan or similar plan, amend, or otherwise modify any employee benefit plan, incentive plan, severance plan, bonus plan, stock option plan or similar plan, or enter into or amend any employment agreement or similar agreement or arrangement or grant or become obligated to grant any bonus or any increase in the compensation of directors, officers or employees, except such changes as may be required by Law; or terminate the employment of any key employee, take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercise or funding under any employee benefit plan;

  (xiv)
  settle or compromise any material litigation for an amount in excess of $250,000, or waive, release or assign any material rights or claims with a value in excess of $250,000;

  (xv)
  enter into or amend or otherwise modify any agreement with any Person that is an Affiliate of the Company (other than agreements with wholly-owned Subsidiaries of the Company or Parent or its Affiliates);

  (xvi)
  authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of the Company or any Subsidiary of the Company;

  (xvii)
  (A) materially amend or terminate, or waive compliance with the material terms of or material breaches under any Contract or (B) other than in the Ordinary Course, enter into a new contract, agreement or arrangement that, if entered into prior to the date of this Agreement, would have been a Contract;

  (xviii)
  fail to use commercially reasonable efforts to comply or remain in compliance with all material terms and provisions of any Contract, where such failures to comply, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

  (xix)
  authorize, recommend, propose or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing; or

  (xx)
  enter into new hedging arrangements or terminate or modify existing hedging arrangements.

        Section 4.8    Conduct of Parent and Sub.     From the date of this Agreement through the Closing, neither Parent nor Sub shall:

  (i)
  permit Sub to cease being a wholly-owned Subsidiary of Parent;

  (ii)
  take any action that would reasonably be expected to result in any of the conditions set forth in Section 5.1 or 5.2 not being satisfied in a timely manner as contemplated by this Agreement; or

  (iii)
  authorize, recommend, propose or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

        Section 4.9    Public Announcements.     Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to reaching mutual agreement on the language of such press release or such public statement, except as may otherwise be required by applicable law, regulation or stock exchange rule.

        Section 4.10    Takeover Proposals.

          (a)   Prior to the Company Stockholders' Meeting, the Company and any of its officers, directors, employees, investment bankers, attorneys, accountants, agents or other advisors or representatives may furnish nonpublic information concerning the Company to any Person making a Takeover Proposal or reasonably likely to make a Takeover Proposal and its employees, agents and representatives so long as such information is furnished pursuant to a confidentiality agreement (no less restrictive to the Person making such Takeover Proposal or reasonably likely to make a Takeover Proposal than the confidentiality agreement dated December 3, 2009, between Parent and the Company Financial Advisor on behalf of the Company (the "Confidentiality Agreement")). For all purposes of this Agreement, "Takeover Proposal" means any inquiry, proposal or offer, other than a proposal by Parent or Sub, for a merger, consolidation, share exchange, business combination or other similar transaction involving the Company or any of its Subsidiaries or any inquiry, proposal or offer (including, without limitation, any proposal or offer to stockholders of the Company), other than a proposal or offer by Parent or Sub, to acquire in any manner, directly or indirectly, a significant equity interest in, a significant amount of any voting securities of, or a substantial portion of the assets of, the Company or any of its Subsidiaries; provided, however, that, notwithstanding the foregoing, any inquiries, offers or proposals relating to the CMBS Sales or the Collateral Management Assignment shall not constitute Takeover Proposals.

          (b)   Neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Sub, the Company Recommendation or (ii) approve or recommend, or propose to approve or recommend, any Takeover Proposal. Notwithstanding the foregoing, the Board of Directors of the Company and/or the Special Committee may (A) approve or recommend a Superior Proposal (an "Alternative Recommendation") and/or (B) withdraw or modify the Company Recommendation in a manner adverse to Parent (a "Change of Recommendation"), in each case as provided in Section 4.10(f). For all purposes of this Agreement, "Superior Proposal" means a bona fide written Takeover Proposal made by a third party to acquire the Company pursuant to a tender or exchange offer, a merger, consolidation or business combination, a share exchange, a sale of all or substantially all its assets or otherwise (x) on terms which a majority of the disinterested members of the Board of Directors of the Company determines in their good faith judgment, after consultation with its independent financial advisor, to be more favorable to the Company and its stockholders than the Merger, taking into account all relevant factors (including the payment of Expenses (as defined in Section 4.11(c)) and any additional expenses of the Company if the Takeover Proposal is in the form of a sale of all or substantially all its assets), (y) which is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) and (z) for which financing, to the extent required, is then fully committed or which, in the good faith judgment of a majority of such disinterested members (based on the advice of independent financial advisors), is reasonably capable of being financed by such third party.

          (c)   The Company, promptly (and in any event within two Business Days of the date of receipt thereof), shall advise Parent orally and in writing of any Takeover Proposal or any inquiry with respect to or which would reasonably be expected to lead to any Takeover Proposal, the material terms and conditions of such Takeover Proposal or inquiry and the identity of the Person making any such Takeover Proposal or inquiry and the Company shall promptly provide to Parent copies of any written materials received by the Company in connection with any of the foregoing. The Company will keep Parent reasonably informed of the status and the material terms and conditions (including amendments and proposed amendments) of any such Takeover Proposal or inquiry. Parent and Sub hereby waive any applicable confidentiality provisions to the extent necessary to allow the Company to explain the terms of this transaction to each Person, if any, making a Takeover Proposal.

          (d)   If, prior to the Company Stockholders' Meeting, the Company receives a Takeover Proposal which (i) constitutes a Superior Proposal or (ii) which a majority of the disinterested members of the Company's Board of Directors in good faith concludes proposes consideration that is more favorable to the Company's stockholders than the transactions contemplated by this Agreement and which could reasonably be expected to result in a Superior Proposal in all other respects, it shall promptly, but in any event within two Business Days of the Company's Board of Directors determining that such Takeover Proposal satisfies either clause (i) or clause (ii), provide to Parent written notice that shall state expressly (A) that it has received a Takeover Proposal which constitutes a Superior Proposal or which could reasonably be expected to result in a Superior Proposal, and (B) the identity of the party making such Takeover Proposal and the material terms and conditions of such Takeover Proposal (the "Superior Proposal Notice").

          (e)   For a period of not less than five Business Days after receipt by Parent from the Company of each Superior Proposal Notice, the Company shall, if requested by Parent, negotiate in good faith with Parent to permit Parent to improve the terms and conditions of this Agreement (from the viewpoint of the Company and its stockholders) so that the Company would be able to proceed with the Company Recommendation to its stockholders without making an Alternative Recommendation or a Change of Recommendation.

          (f)    Notwithstanding any other provision of this Agreement, if the Company Stockholders' Meeting has not occurred and after compliance by the Company with Section 4.10(e), the Board of Directors of the Company and/or the Special Committee may in response to (i) the receipt of a Superior Proposal that has not been withdrawn and continues to constitute a Superior Proposal, make an Alternative Recommendation, or (ii) a material development or change in circumstances that occurs or arises after the date of this Agreement and that was not reasonably expected by the Board of Directors of the Company or the Special Committee to so occur or arise (a "Change in Circumstances"), effect a Change of Recommendation, in each case if a majority of the disinterested members of the Board of Directors of the Company has concluded in good faith, following consultation with its outside legal counsel, that, in light of such Superior Proposal or Change in Circumstances, the failure of the Board of Directors to make an Alternative Recommendation or effect a Change of Recommendation would be inconsistent with its fiduciary obligations to its stockholders under applicable Law.

        Section 4.11    Fees and Expenses.

          (a)   Except as provided in Section 4.11(b) or in Section 4.1(a)(i) and (ii), whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party incurring such costs and expenses.

          (b)   If this Agreement is terminated other than by the Company pursuant to Section 6.1(b)(i) or (b)(iii), then the Company shall pay to Parent in same-day funds (notwithstanding paragraph (a) of this Section 4.11) all the Expenses; provided, however, that in the case of a termination pursuant to Section 6.1(a), (c), (d) or (e), the Expenses to be paid shall not exceed an aggregate maximum of $1,000,000. Such payment shall be made on (i) in the event of a termination pursuant to Section 6.1(g), on the date of such termination and (ii) in the event of any other termination, within two Business Days following the date of such termination.

          (c)   "Expenses" means the amount in cash necessary to permit Parent fully to reimburse itself and Sub and their Affiliates for all reasonable third-party out-of-pocket fees and expenses incurred at any time prior to the termination of this Agreement by any of them or on their behalf in connection with the Merger, the preparation of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of counsel, investment banking firms, financial advisors, accountants, experts and consultants to Parent and Sub or any of their Affiliates, all as shown in a reasonably detailed, itemized statement to be furnished by Parent to the Company. For the avoidance of doubt, the Expenses that may be reimbursed as provided in Section 4.11(b) shall include the costs and expenses incurred by Parent and its Affiliates pursuant to Section 4.1(a)(i) and (ii).

          (d)   If this Agreement is terminated by the Company pursuant to Section 6.1(b)(i) (due to a breach by Parent or Sub) or (b)(iii), then Parent shall pay to the Company in same-day funds (notwithstanding paragraph (a) of this Section 4.11) all the Company Expenses. Such payment shall be made on within two Business Days following the date of such termination. "Company Expenses" means the amount in cash necessary to permit the Company fully to reimburse itself and its Affiliates for all reasonable third-party out-of-pocket fees and expenses incurred at any time prior to the termination of this Agreement by any of them or on their behalf in connection with the Merger, the preparation of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of counsel, investment banking firms, financial advisors, accountants, experts and consultants to the Company or any of its controlled Affiliates, all as shown in a reasonably detailed, itemized statement to be furnished by Parent to the Company.

        Section 4.12    State Takeover Laws.     If any Takeover Statute shall become applicable to the transactions contemplated hereby, Parent, Sub and the Company and their respective Board of Directors (including, in the case of the Company, the Special Committee) shall use all reasonable efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and shall otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby.

        Section 4.13    Appraisal Rights.     Neither the Company nor its Board of Directors shall take any action to entitle holders of the Shares to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL with respect to the Merger or this Agreement.

        Section 4.14    Certain Tax Matters.
          (a)    Definitions.    Where used in this Agreement, the following terms shall have the following meanings:

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Tax" (and, with correlative meaning, "Taxes") shall mean any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, environmental (including taxes under Code Section 59A), stamp, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, value added, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Entity.

          "Tax Return" shall mean any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

          (b)    Excise Taxes.    Notwithstanding anything herein to the contrary, Parent shall pay, and shall indemnify the stockholders of the Company against, any real property transfer Tax, sales Tax, use Tax, stamp Tax, stock transfer Tax or other similar excise Tax imposed on the transactions contemplated by this Agreement.

          (c)    Tax Returns.    (i) The Company shall file or cause to be filed when due (taking into account all properly obtained extensions) all Tax Returns that are required to be filed by or with respect to the Company and each Subsidiary on or before the Closing Date and shall remit or cause to be remitted any Taxes due in respect of such Tax Returns and shall furnish copies of such

  Tax Returns as filed to Parent; provided, however, all such Tax Returns shall be prepared in a manner consistent with the prior Tax Returns of the Company, unless otherwise required by Law; and (ii) Parent shall file or cause to be filed when due (taking into account all properly obtained extensions) all Tax Returns that are required to be filed by or with respect to the Company and each Subsidiary after the Closing Date and shall remit or cause to be remitted any Taxes due in respect of such Tax Returns.

          (d)    Tax Contests.    The Company shall have the sole right to represent the Company's and each Subsidiary's interests in any Tax audit or examination or administrative or court proceeding taking place on or before the Closing Date, and to employ counsel of its choice at its expense. The Company shall promptly notify Parent of the Company's receipt of notice of any such Tax audit or examination or administrative or court proceeding.

        Section 4.15    Termination of Registration

        Each of the parties hereto agrees to cooperate with the other party in taking, or causing to be taken, all actions necessary to terminate the registration of the Company Common Stock under the Exchange Act; provided, that such termination shall not be effective until on or after the Effective Time.

        Section 4.16    Payment of Expenses

        On the Closing Date, Parent agrees to pay, or cause the Surviving Corporation to pay, any outstanding fees and expenses owed to members of the Special Committee relating to their service thereon, the Company Financial Advisor and counsel to the Company (including Goodwin Procter LLP); provided, that Parent shall have received customary invoices (with reasonable detail) for such fees and expenses not less than two Business Days prior to the Closing Date.

ARTICLE V.

CONDITIONS

        Section 5.1    Conditions to each Party's Obligation to Effect the Merger.     The respective obligation of each of Parent, Sub and the Company to effect the Merger shall be subject to the satisfaction or waiver prior to the Closing Date of each of the following conditions:

          (a)    Stockholder Approval.    The stockholders of the Company shall have approved the Merger in accordance with Section 3-105(e) of the MGCL.

          (b)    Consents.    All necessary material consents, Orders, approvals and waivers of any Governmental Entity required for the consummation of the transactions contemplated by this Agreement, if any, shall have been obtained.

          (c)    No Order.    No court or other Governmental Entity having jurisdiction over the Company, Parent or Sub, or any of their respective Subsidiaries, shall have enacted, issued, promulgated, enforced or entered any Law or Order which is then in effect and has the effect of making the Merger illegal or otherwise restricting the Closing or any provision of the Articles of Merger.

        Section 5.2    Conditions to the Company's Obligations.     The obligation of the Company to effect the Merger shall be subject to the fulfillment (or waiver by the Company) at or prior to the Closing Date of each of the following conditions:

          (a)    Performance of Obligations.    Parent and Sub shall have performed in all material respects each of their respective agreements contained in this Agreement required to be performed at or prior to the Closing.

          (b)    Representations and Warranties.    Each of the representations and warranties of Parent and Sub contained in this Agreement shall be true and correct at and as of the Closing Date as if made at and as of such date (other than representations and warranties that address matters only as of a certain date, which shall be true and correct as of such certain date), other than as would not result in a material adverse effect on the ability of Parent or Sub timely to consummate the transactions contemplated hereby.

          (c)    Officer's Certificate.    A certificate executed on behalf of Parent by a senior executive officer of the Parent, to the effect that the conditions set forth in paragraphs (a) and (b) above have been satisfied, shall have been delivered to the Company.

        Section 5.3    Conditions to the Parent's and Sub's Obligations.     The obligation of Parent and Sub to effect the Merger shall be subject to the fulfillment (or waiver by Parent and Sub) at or prior to the Closing Date of each of the following conditions:

          (a)    Performance of Obligations.    The Company shall have performed in all material respects each of its respective agreements contained in this Agreement required to be performed at or prior to the Closing.

          (b)    Representations and Warranties.    Each of the representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the Closing Date as if made at and as of such date (other than representations and warranties that address matters only as of a certain date, which shall be true and correct as of such certain date), except as would not reasonably be expected to result in a Material Adverse Effect.

          (c)    Material Adverse Effect.    Since the date of this Agreement, there shall have occurred no changes, events or developments which, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect.

          (d)    Officer's Certificate and Updated Schedule.    A certificate executed on behalf of the Company by a senior executive officer of the Company to the effect that the conditions set forth in paragraphs (a), (b) and (c) above have been satisfied shall have been delivered to Parent.

          (e)    No Litigation.    There shall not be pending or threatened in writing any suit, action or proceeding in which any Governmental Entity is or is threatened in writing to be the party: (i) challenging the acquisition by Parent and Sub of any Shares, seeking to restrain or prohibit the consummation of the Merger, or seeking to place limitations on the ownership of Shares by Parent or seeking to obtain from the Company, Parent or Sub any damages that are material in relation to the Company, (ii) seeking to prohibit or materially limit the ownership or operation by the Company, Parent or any of their respective Subsidiaries or Affiliates of any portion of any business or of any assets of the Company, Parent or any of their respective Subsidiaries, or to compel the Company, Parent or any of their respective Subsidiaries to divest or hold separate any portion of any business or of any assets of the Company, Parent or any of their respective Subsidiaries, as a result of the Merger, or (iii) seeking to prohibit Parent or any of its Subsidiaries from effectively controlling in any material respect the business or operations of the Company or any of its Subsidiaries, in each case except as would not reasonably be expected to result in a Material Adverse Effect.

          (f)    Tax Opinion.    Parent shall have received a tax opinion, dated as of the Closing Date, from Paul, Hastings, Janofsky & Walker LLP, in form and substance reasonably satisfactory to Parent's United States tax counsel, to the effect that, based on customary representations of the Company concerning the ownership, activities, distributions and investments of the Company and certain undertakings of the Company with respect to its using the deficiency dividend procedures of Section 860 of the Code in certain contingencies: (x) the Company, as of the Closing Date (and prior to giving effect to any Additional Transactions), is qualified as a REIT within the meaning of Section 856(a) of the Code and has qualified as a REIT since its formation as a state law corporation; and (y) except for Subsidiaries which are treated as disregarded entities for federal income tax purposes, each Subsidiary of the Company, as of the Closing Date (and prior to giving effect to any Additional Transactions), is treated as a QRS within the meaning of Section 856(i) of the Code or a TRS within the meaning of Section 856(l) of the Code as set forth in Schedule 2.8(e) of the Company Letter and each has qualified as a QRS or TRS since its formation.

          (g)    Tax Certificate.    The Company shall have delivered to Parent a certificate dated the Closing Date stating that it is not a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code, and in form and substance required under Treasury Regulations 1.897-2(h).

          (h)    Additional Transaction.    The Additional Transaction set forth in Section 4.4(a)(i) shall have been completed.

          (i)    Consents.    Parent shall have received evidence, in form and substance reasonably satisfactory to it, that the Company has obtained all consents set forth in Schedule 5.3(i) of the Company Letter, in connection with this Agreement and the transactions contemplated hereby.

        Section 5.4    Frustration of Closing Conditions.     None of the parties hereto may rely on the failure of any condition set forth in this Article V to be satisfied if such failure was caused by such party's failure to act in good faith or its breach of the covenants contained in this Agreement.

ARTICLE VI.

GENERAL

        Section 6.1    Termination.     This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of any matters presented in connection with the Merger by the stockholders of the Company:

          (a)   by mutual written consent of Parent and the Company;

          (b)   (i) by either Parent or the Company if there has been a material breach of the covenants and agreements set forth in this Agreement on the part of Parent or Sub, in the case of a termination by the Company, or the Company, in the case of a termination by Parent, which breach has not been cured within fifteen Business Days following receipt by the breaching party of written notice of such breach from the non-breaching party;

             (ii)  by Parent if there has been a breach of representation or warranty of the Company set forth in this Agreement, other than as would not be reasonably expected to have a Material Adverse Effect, which breach has not been cured within fifteen Business Days following receipt by the Company of written notice of such breach from Parent;

            (iii)  by the Company if there has been a breach of representation or warranty of Parent or Sub set forth in this Agreement, other than as would not be reasonably expected to have a material adverse effect on the ability of Parent or Sub to timely consummate the transactions contemplated hereby, which breach has not been cured within fifteen Business Days following receipt by Parent or Sub of written notice of such breach from the Company;

          (c)   by either Parent or the Company if (i) any Law permanently preventing the consummation of the Merger shall be in effect or (ii) any permanent Order, decree, ruling or other action of a court or other competent authority restraining, enjoining or otherwise preventing the consummation of the Merger shall have become final and non-appealable;

          (d)   by either Parent or the Company if the Merger shall not have been consummated before July 31, 2010, unless the failure to consummate the Merger is caused by or the result of a material breach of this Agreement by the party seeking to terminate this Agreement (or by Sub, in the case of a termination by Parent); provided, however, that the passage of such period shall be tolled for any part thereof during which any party shall be subject to a non-final Order, decree, ruling or other action restraining, enjoining or otherwise preventing the consummation of the Merger;

          (e)   by either Parent or (if the Company has not violated Section 4.2(a) or Section 4.10 and concurrently pays to Parent in cash the amount payable pursuant to Section 4.11(b)) the Company if any required approval of the Merger by the stockholders of the Company shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of such stockholders or at any adjournment thereof;

          (f)    by Parent if the Board of Directors of the Company or the Special Committee shall or shall resolve to (i) effect a Change of Recommendation or (ii) make an Alternative Recommendation; and

          (g)   by the Company if (i) to the extent permitted by Section 4.10(b), the Board of Directors of the Company or the Special Committee effects a Change of Recommendation or an Alternative Recommendation and (y) in the case of an Alternative Recommendation, the Company concurrently enters into a definitive agreement with respect to such Superior Proposal with the Person making such Superior Proposal and (ii) the Company concurrently pays to Parent in cash the amount payable pursuant to Section 4.11(b).

          In the event of termination of this Agreement by either Parent or the Company, as provided in this Section 6.1, this Agreement shall forthwith become void and there shall be no liability hereunder on the part of Parent, Sub or the Company, or their respective officers, directors, managers, members or partners, except for (i) liability under Section 2.29 (Brokers), Section 3.6 (Brokers), Section 3.5 (Investigation), Section 4.11 (Fees and Expenses), this Section 6.1 and the other sections of Article VI (all of which shall survive the termination) and (ii) nothing set forth in this Agreement shall relieve any party from liability or damages resulting from any willful breach of this Agreement.

        Section 6.2    Non-Survival of Representations and Warranties.     The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate at the earlier of (i) the Effective Time and (ii) except as expressly provided in the last paragraph of Section 6.1, the termination of this Agreement.

        Section 6.3    Notice.     Any notice hereunder shall be deemed given only when such notice is in writing and is delivered by messenger or courier or, if sent by fax, when received. All notices, requests and other communications hereunder shall be delivered by courier or messenger or shall be sent by facsimile to the following addresses:

            (i)  If to the Parent or Sub, at the following address:

      Brookfield Asset Management Inc.
      Three World Financial Center
      200 Vesey Street, 11th Floor
      New York, New York 10281-1010
      Facsimile: (212) 417-7292
      Attention: Lowell Baron

    with a copy by facsimile or messenger or courier to:

      Sidley Austin LLP
      787 Seventh Avenue
      New York, New York 10019
      Facsimile: (212) 839-5599
      Attention: Scott M. Freeman

           (ii)  If to the Company, at the following address:

      Crystal River Capital, Inc.
      Three World Financial Center
      200 Vesey Street, 10th Floor
      New York, New York 10281
      Facsimile: (212) 549-8310
      Attention: General Counsel

    with a copy by facsimile or messenger or courier to:

      Goodwin Procter LLP
      Exchange Place
      53 State Street
      Boston, Massachusetts 02109
      Facsimile: (617) 523-1231
      Attention: John T. Haggerty

or to such other respective addresses as may be designated by notice given in accordance with this Section 6.3.

        Section 6.4    Complete Agreement; No Third-Party Beneficiaries.     This Agreement, the Articles of Merger and the Company Letter constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the parties in connection therewith. Except as specified in Section 4.5 (Indemnification; Directors' and Officers' Insurance), this Agreement is not intended to confer upon any Person other than the Company, Parent and Sub any rights or remedies hereunder, other than the provisions of Article I concerning the payment of the Merger Consideration, which shall inure to the benefit of the Company's stockholders but, prior to the Effective Time, may be enforced solely by the Company, in its sole and absolute discretion, acting on their behalf.

        Section 6.5    GOVERNING LAW; VENUE.     EXCEPT TO THE EXTENT THAT THE MGCL GOVERNS THE EFFECTS OF THE MERGER, THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,

WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAWS. PARENT, SUB AND THE COMPANY HEREBY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR TO DETERMINE THE RIGHTS OF ANY PARTY HERETO.

        Section 6.6    No Assignment.     Neither this Agreement nor any rights or obligations under it are assignable by any party without the written consent of the other parties.

        Section 6.7    Headings.     The descriptive headings of the articles, sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

        Section 6.8    Counterparts.     This Agreement may be executed in one or more counterparts and by different parties in separate counterparts. All such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

        Section 6.9    Interpretation.     The word "including", when used herein, shall be deemed to mean "including, without limiting the generality of the foregoing". When a reference is made in this Agreement to an Article, a Section or an Exhibit, such reference shall be to an article of this Agreement, a section of this Agreement or an Exhibit attached to this Agreement, respectively, unless otherwise indicated.

        Section 6.10    Remedies; Waiver.     All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right. Notwithstanding any other provision of this Agreement, it is understood and agreed that remedies at law would be inadequate in the case of any breach of the covenants contained in this Agreement (including a failure to consummate the Merger when obligated pursuant to this Agreement.) The Company, Parent and Sub shall be entitled to equitable relief, including the remedy of specific performance, with respect to any breach or attempted breach of such covenants by any other party, and, in connection therewith, the parties hereby waive any requirement for the posting of a bond.

        Section 6.11    Confidentiality.     The parties agree that any information heretofore or hereafter provided by the Company to Parent or Sub shall, until the Effective Date, be subject to the confidentiality provisions of the Confidentiality Agreement, and until the Effective Date Parent and Sub agree to keep such information confidential to the extent required by such confidentiality provisions, without giving effect to the termination provisions of such agreement.

        Section 6.12    Severability.     Any invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction shall not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and shall not invalidate or render illegal or unenforceable such provisions in any other jurisdiction. The Company and the Parent and Sub shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provision with a valid, legal and enforceable provision, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

        Section 6.13    Amendment; Waiver.     This Agreement may be amended only by agreement in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

        Section 6.14    Subsidiary Actions.     Parent shall cause Sub to take all actions required of Sub under this Agreement.

[Remainder of this Page Intentionally Left Blank]

        IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.

BROOKFIELD ASSET MANAGEMENT INC.
By:	/s/ JOSEPH FREEDMAN
	Name:	Joseph Freedman
	Title:	Senior Managing Partner
B ACQUISITION SUB INC.
By:	/s/ JAY SHETH
	Name:	Jay Sheth
	Title:	Vice President
CRYSTAL RIVER CAPITAL, INC.
By:	/s/ RODMAN L. DRAKE
	Name:	Rodman L. Drake
	Title:	President and CEO

INDEX OF DEFINED TERMS

Additional Transactions	Section 4.4(b)
Affiliate	Section 2.13(a)
Agreement	Preamble
Alternative Recommendation	Section 4.10(b)
Articles of Merger	Section 1.1
Brookfield US	Recitals
Business Day	Section 1.3
Capital Stock	Section 2.2(a)
Cash Amount	Section 1.7(a)
CDO 1	Section 4.4(a)
Certificates	Section 1.10(b)
Change in Circumstances	Section 4.10(f)
Change of Recommendation	Section 4.10(b)
Closing	Section 1.3
Closing Date	Section 1.3
CMBS Sales	Section 4.4(a)
Code	Section 4.14(a)
Collateral Management Assignment	Section 4.4(a)
Company	Preamble
Company Authorizations	Section 2.14(a)
Company Balance Sheet Date	Section 2.5
Company Business Entity	Section 2.4(a)
Company Common Stock	Recitals
Company Expenses	Section 4.11(d)
Company Financial Advisor	Section 2.26
Company Insurance Policies	Section 2.24
Company Intellectual Property	Section 2.11(a)
Company Investments	Section 2.20
Company Letter	Article II
Company Properties	Section 2.10(a)
Company Recommendation	Section 4.2(a)
Company SEC Reports	Section 2.22(a)
Company Stockholders' Meeting	Section 4.2(a)
Company Stock Options	Section 1.9(a)
Company Stock Plan	Section 1.9(a)
Company Title Insurance Policy	Section 2.10(c)
Confidentiality Agreement	Section 4.10(a)
Constituent Corporations	Section 1.1
Contracts	Section 2.13(a)
Covered Parties	Section 4.5(b)
Credit Agreement	Recitals
Department	Section 1.2
Effective Time	Section 1.2
Environmental Law	Section 2.19
ERISA	Section 2.18(a)
ERISA Affiliate	Section 2.18(a)
Exchange Act	Section 2.3
Expenses	Section 4.11(c)
GAAP	Section 2.5

Governmental Entity	Section 2.3
Knowledge of the Company	Section 2.2(c)
Law	Section 2.3
Leases	Section 2.10(e)
Liens	Section 2.2(b)
Material Adverse Effect	Section 2.1(a)
Merger	Recitals
MGCL	Section 1.1
Newco	Section 4.4(a)
Order	Section 2.3
Ordinary Course	Section 2.6
Parent	Preamble
Paying Agent	Section 1.10(a)
Payment Fund	Section 1.10(a)
Permitted Liens	Section 2.10(a)
Person	Section 2.1(d)
Preferred Stock	Section 2.2(a)
Proceeding	Section 4.5(b)
Proxy Statement	Section 2.28
QRS	Section 2.8(e)
REIT	Section 2.8(e)
Related Person	Section 2.23
Sarbanes-Oxley Act	Section 2.22(c)
SEC	Section 2.5
Securities Act	Section 2.2(b)
Share	Section 1.7(a)
Special Committee	Section 2.1(c)
Sub	Preamble
Subsidiary	Section 2.1(d)
Superior Proposal	Section 4.10(b)
Superior Proposal Notice	Section 4.10(d)
Surviving Corporation	Section 1.1
Takeover Proposal	Section 4.10(a)
Takeover Statute	Section 2.17
Tax	Section 4.14(a)
Tax Return	Section 4.14(a)
TRS	Section 2.8(e)

Annex B

February 23, 2010
The Board of Directors
Crystal River Capital, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-10101

Ladies and Gentlemen:

        We understand that Crystal River Capital, Inc., a Maryland corporation (the "Company"), proposes to enter into an Agreement and Plan of Merger, dated as of February 23, 2010 (the "Merger Agreement"), with Brookfield Asset Management Inc., an Ontario corporation ("Parent") and B Acquisition Sub Inc., a Maryland corporation and a wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Company and the Company will continue as the surviving corporation (the "Merger"). Pursuant to the Merger, each share of common stock, par value $0.001 per share (the "Company Common Stock"), of the Company issued and outstanding immediately prior to the Effective Time (other than Company Common Stock held by Parent, Merger Sub or any other wholly-owned subsidiary of Parent or by the Company or any wholly-owned subsidiary of the Company) will be converted into the right to receive $0.60 per share in cash, without interest thereon (the "Consideration"). You have asked for our opinion, as of the date hereof, as to the fairness from a financial point of view to the holders of the Company Common Stock (other than Parent and its Affiliates and any other Affiliates of the Company) of the Consideration to be paid to such holders in the Merger. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

        For purposes of the opinion set forth herein, we have:

  (i)
  reviewed certain publicly available financial statements and other information of Parent and the Company;

  (ii)
  reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

  (iii)
  analyzed certain financial forecasts prepared by the management of the Company, which forecasts the Company has represented to us are consistent with the best judgments of the Company's management as to the future financial performance of the Company and are the best currently available forecasts with respect to such future financial performance of the Company;

  (iv)
  discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

  (v)
  reviewed the Merger Agreement and certain related documents; and

  (vi)
  performed such other analyses and considered such other factors as we have deemed appropriate.

        In the course of our discussions with management, we were informed by management that the Company has been and continues to be negatively affected by the deteriorating credit quality and declining market values of its assets. Management has advised us that these trends have negatively impacted recent financial results and that it is likely that these trends will continue to negatively impact the Company in the future and that the value of the Company's assets is not likely to exceed the value of the Company's liabilities. Management further informed us that the costs of remaining a public company will continue to strain the Company's liquidity position. Also, management of the Company has informed us that it is not likely that the Company will be able to repay its senior secured credit facility upon maturity in May 2010 or refinance such credit facility with financing from a third party on comparable terms.

        We have assumed and relied upon without independent verification the accuracy and completeness of the financial and other information reviewed by or discussed with us for the purposes of this opinion. With respect to the financial projections provided to us, with your consent, we have assumed that they have been reasonably prepared and are consistent with the best currently available estimates and judgments of management as to the future financial performance of the Company. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based, and we have relied upon the assurances of the senior management of the Company that they are unaware of any facts that would make the information provided to or reviewed by us incomplete or misleading. We have not performed any independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or its Subsidiaries or been furnished with any such valuations or appraisals nor have we evaluated the solvency or fair value of the Company under any state or federal laws or rules, regulations, guidelines or principles relating to bankruptcy, insolvency or similar matters.

        We have also assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement and that all conditions to the Merger set forth in the Merger Agreement will be timely satisfied and not waived. In addition, we have assumed, with your consent, that any governmental, regulatory or third party consents, approvals or agreements necessary for the consummation of the Merger will be obtained without any imposition of a delay, limitation, restriction or condition that would have a material adverse effect on the Company or the contemplated benefits of the Merger. In addition, we are not legal, accounting, regulatory or tax experts and with your consent we have relied, without independent verification, on the assessment of the Company and its advisors with respect to such matters. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion.

        Our opinion addresses only the fairness, from a financial point of view, to the holders of Company Common Stock (other than Parent and its Affiliates and any other Affiliates of the Company) of the Consideration to be paid to such holders in the Merger, and we do not express any view as to the fairness of the Merger to, or any consideration of, the holders of any class of securities of the Company, creditors or other constituencies of the Company or its Subsidiaries or any other term of the proposed Merger or the other matters contemplated by the Merger Agreement. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the Merger, or any class of such persons relative to the Consideration to be received by the holders of Company Common Stock in the Merger or with respect to the fairness of any such compensation. Our opinion does not address the underlying business decision of the Company to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to the Company.

        We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Merger. We have not acted as financial advisor to any party with regard to the Merger other than the Special Committee of the Board of Directors of the Company. We will receive a fee for our services as financial advisor to the Special Committee of the Board of

Directors of the Company in connection with the Merger a substantial portion of which will become payable only if the Merger is consummated. In addition, the Company has agreed to reimburse certain of our expenses and indemnify us for liabilities relating to or arising out of our engagement. In the two years prior to the date hereof, we have provided financial advisory services to the Company, including advisory services in connection with the exchange and discharge of the outstanding preferred beneficial interests of Crystal River Preferred Trust I, a Delaware statutory trust, that were held by certain collateralized debt obligation vehicles and have received fees in connection with such services. In the ordinary course of business Broadpoint Capital, Inc. ("Broadpoint.Gleacher") and certain of its affiliates may trade the securities of the Company or Parent, for their own account and for accounts of customers, and may at any time hold a long and short position in any such securities.

        Our opinion expressed herein is provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Merger and does not constitute a recommendation as to whether the Board of Directors of the Company should proceed with the Merger, nor does it constitute a recommendation to any holder of Company Common Stock as to how such holder should vote with respect to the Merger or any other matter.

        It is understood that this opinion is for the information of the Board of Directors of the Company, and may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except that this opinion may be reproduced in full in any proxy or information statement mailed to holders of Company Common Stock.

        Based upon and subject to the foregoing and such other matters as we consider relevant, we are of the opinion that, as of the date hereof, the Consideration to be paid to the holders of Company Common Stock (other than Parent and its Affiliates and any other Affiliates of the Company) in the Merger is fair, from a financial point of view, to such holders.

        This opinion has been approved by the Fairness Committee of Broadpoint.Gleacher after its review of relevant documentation and valuation methodologies. The Fairness Committee is comprised of Broadpoint.Gleacher senior professionals not participating in this engagement.

Very truly yours,
BROADPOINT CAPITAL, INC.
/s/ BROADPOINT CAPITAL, INC.

Annex C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 001-32958

Crystal River Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	20-2230150 (I.R.S. Employer Identification No.)
Three World Financial Center, 200 Vesey Street, 10th Floor New York, New York (Address of principal executive offices)	10281-1010 (Zip Code)

Registrant's telephone number, including area code: (212) 549-8400

         Securities registered pursuant to Section 12(b) of the Act: None

         Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒

MARKET VALUE

         The aggregate market value of the outstanding common stock held by non-affiliates of the registrant as of June 30, 2009 was approximately $39.5 million (based on the closing sale price of $1.76 per share as reported by the Over-the-Counter Bulletin Board on that date).

OUTSTANDING STOCK

         As of March 23, 2010, there were 24,909,256 outstanding shares of common stock. The common stock is traded on the Over-the-Counter Bulletin Board and on Pink Sheets under the trading symbol "CYRV".

DOCUMENTS INCORPORATED BY REFERENCE

         Part III incorporates information by reference from the registrant's definitive proxy statement to be filed with the Securities and Exchange Commission (the "Commission") within 120 days after the close of the registrant's fiscal year.

CRYSTAL RIVER CAPITAL, INC.

i

EXPLANATORY NOTE

Except where the context suggests otherwise in this report, the terms "Crystal River," "we," "us" and "our" refer to Crystal River Capital, Inc. and its subsidiaries; "our Manager" refers to our external manager, Crystal River Capital Advisors, LLC and in certain contexts, may refer to our external manager and its affiliates that provide advisory services to us, including our sub-advisors; "BIM" refers to Brookfield Investment Management Inc., a sub-advisor that has been retained by us and our Manager; "Brookfield Sub-Advisor" refers to Brookfield Crystal River Capital L.P., a sub-advisor that has been retained by us and our Manager; and "Brookfield" refers to Brookfield Asset Management Inc., the indirect parent company of our Manager, BIM and Brookfield Sub-Advisor, together with its subsidiaries. References in this report to the rating of a debt security reflects the lowest of the credit ratings for such security issued by each of Fitch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

 FORWARD-LOOKING INFORMATION

        Some of the statements under "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in this Annual Report on Form 10-K constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "goal," "objective," "potential," "project," "should," "will" and "would" or the negative of these terms or other comparable terminology.

        The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, the performance of our portfolio and our business, financial condition, liquidity and results of operations may vary materially from those expressed, anticipated or contemplated in our forward-looking statements. You should carefully consider these risks before you invest in our common stock, along with the following factors that could cause actual results to vary from our forward-looking statements:

  •
  the factors referenced in this report, including those set forth below in Item 1A and in "Item 1. Business" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;"

  •
  the impending maturity of our senior revolving credit facility, our lack of access to additional financing and our current financial condition raise substantial doubt regarding our ability to continue as a going concern;

  •
  recent adverse developments in the mortgage finance and credit markets and our current inability to make new investments;

  •
  risks relating to our proposed merger with Brookfield, as well as risks relating to our failure to complete the merger;

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  changes in our business strategy;

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  availability of qualified personnel;

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  conflicts of interest with our Manager;

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  terrorist attacks;

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  our reliance on a single tenant for all three of our commercial real estate properties;

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  increased rates of default and/or decreased recovery rates on our investments;

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  increased prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities;

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  changes in governmental regulations, tax law and rates and similar matters;

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  changes in generally accepted accounting principles by standard-setting bodies;

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  to the extent we have investable cash, availability of investment opportunities in real estate-related and other securities; and

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  the degree and nature of our competition.

PART I

Item 1.    Business.

        Crystal River is a Maryland corporation that has invested in commercial real estate, real estate loans and instruments, real estate-related securities, such as commercial and residential mortgage-backed securities, and various other asset classes. We have invested primarily in commercial real estate, whole mortgage loans, mezzanine loans, commercial mortgage-backed securities, or CMBS, and non-Agency residential mortgage-backed securities, or non-Agency RMBS. We also have invested in junior interests in mortgage loans known as B Notes, mortgage-backed securities issued by U.S. Government sponsored agencies, or Agency MBS, diversified asset-backed securities, or ABS, including consumer obligations, and collateralized debt obligations, or CDOs. Finally, we have made selective debt and/or equity investments in certain alternative assets to diversify our portfolio and enhance our risk adjusted returns. We are externally managed and advised by wholly-owned subsidiaries of Brookfield. We have elected and qualified to be taxed as a real estate investment trust, or REIT, under the Internal Revenue Code since the 2005 tax year. To maintain our tax status as a REIT, we are required to distribute at least 90% of our taxable income, to the extent that we have any, and we are monitoring our balance sheet investments to meet the asset and income tests necessary to maintain qualification as a REIT.

        We were organized on January 25, 2005 by BIM, which may be deemed to be our promoter, and completed a private offering of our common stock, par value $0.001 per share, which we refer to as our common stock, in March 2005, in which we raised net proceeds of approximately $405.6 million. In August 2006, we completed our initial public offering, in which we sold 7.5 million shares of our stock and raised net proceeds of $158.6 million.

        We currently own a portfolio consisting of commercial mortgage backed securities, residential mortgage backed securities, commercial mortgage loan products and three commercial real estate office buildings that are net-leased on a long-term basis to JPMorgan Chase. In the current market, it is very difficult to obtain or refinance leverage against our portfolio of assets and we currently do not have any investable cash. We make portfolio allocation decisions based on various factors, including expected cash yield, relative value, risk-adjusted returns, current and projected credit fundamentals, current and projected macroeconomic considerations, current and projected supply and demand, credit and market risk concentration limits, liquidity, cost and availability of financing and hedging activities, as well as maintaining our REIT qualification and our exclusion from regulation under the Investment Company Act of 1940, which we refer to as the Investment Company Act. These factors place significant limits on the amount of certain of our targeted investments such as private equity funds, non-real estate loans and consumer ABS, non-real estate-related CDOs and other equity investments that might be included in our portfolio.

        Our common stock is traded on the Over-the-Counter Bulletin Board and on Pink Sheets under the symbol "CYRV". Historically, our board of directors established our dividend by analyzing the long-term sustainability of earnings given existing market conditions and the current composition of our portfolio and by analyzing our distribution obligations as a REIT. This included an analysis of our credit loss assumptions, general level of interest rates and projected hedging costs. In November 2009, our board of directors announced that it had elected to suspend our quarterly dividend to stockholders to preserve liquidity in consideration of the large increase in the delinquency rate on our CMBS portfolio and the resulting uncertainty regarding our operating cash flows. In addition, we are prohibited from paying any dividends under the merger agreement described in "Business—Recent Developments—Possible Acquisition of Crystal River", which we refer to as the merger agreement.

        We are managed by our Manager, a subsidiary of Brookfield Asset Management Inc., a publicly traded (NYSE:BAM) asset management company with approximately $100 billion of assets under management at December 31, 2009. Our Manager provides an operating platform that incorporates significant asset origination, risk management, and operational capabilities.

        Beginning in 2007, we determined that we operate in two reportable segments: a Commercial Real Estate segment and a Securities, Loans and Other segment. See Note 17 to our consolidated financial statements contained elsewhere herein for certain financial information relating to our segments for the year ended December 31, 2009.

        Current market conditions continue to remain challenging. Assets within our portfolio continued to decline in market value throughout 2008 and 2009. Specifically, CMBS and RMBS assets, which make up the bulk of our securities portfolio, are valued by the marketplace as if they were "interest-only" securities that will only pay interest for another one to two years, with no principal being paid at maturity. We actively monitor the cash flow that is produced from this portfolio, which also has experienced significant declines as a result of defaults and delinquencies in the underlying loans.

        During 2008 and 2009, we were focused on executing our stated goal of reducing our short-term debt. The first step toward that goal was the sale of our $1.2 billion Agency MBS portfolio in the first half of 2008 and the application of the sales proceeds to repay our short-term debt, which significantly decreased the size of our balance sheet. Our short-term debt totaled $1.3 billion at December 31, 2007 and as of December 31, 2009, it stood at $28.9 million. Our current view is that in order to run our business effectively in the face of current market conditions, our fundamental focus needs to be on maximizing our current and expected cash flows. To this end, our board of directors reduced our dividend, beginning in the second quarter of 2008, and suspended our dividend, beginning in the fourth quarter of 2009.

Recent Developments

  Going Concern

        We held cash and cash equivalents of approximately $3.3 million as of December 31, 2009, which excludes restricted cash of approximately $16.5 million that is used to collateralize our credit default swap and certain other commercial real estate and financing obligations. As of December 31, 2009, we owed $28.9 million to an affiliate of our Manager under our secured credit facility. Unless earlier terminated as provided in the credit agreement governing the terms of our secured credit facility, our credit facility terminates on August 31, 2010. If the merger with Brookfield discussed below under "—Possible Acquisition of Crystal River" is not consummated, this facility is not extended and we cannot obtain alternative financing, we do not expect to have sufficient cash on hand or to generate sufficient cash flow from operations to repay such indebtedness. Given the current lack of liquidity in the credit markets and the current economic climate, we expect to have difficulty obtaining alternative financing if our credit facility is not extended. If we cannot obtain alternative financing or extend our credit facility, it increases the risk that we will be unable to continue as a going concern. Our independent registered public accounting firm, Ernst & Young LLP, has issued an opinion on our consolidated financial statements which states that our inability to refinance or extend the maturity of indebtedness maturing in the next 12 months raises substantial doubt about our ability to continue as a going concern.

        Our consolidated financial statements included in this Annual Report on Form 10-K do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern.

  Completion of the Exchange and Discharge of our Trust Preferred Securities

        On January 29, 2010, we entered into an exchange agreement, which we refer to as the Exchange Agreement, with Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd., which we collectively refer to as Taberna, pursuant to which we exchanged certain of our assets described below for the outstanding $50.0 million aggregate liquidation preference of trust preferred securities issued by Crystal River Preferred Trust I and backed by $51.6 million aggregate principal amount of our junior subordinated notes due 2037. Immediately following the closing of the transaction contemplated by the Exchange Agreement, the junior subordinated notes were cancelled, the indenture under which the notes were issued was discharged and Crystal River Preferred Trust I was dissolved.

        Pursuant to the Exchange Agreement, we transferred and assigned to Taberna two real estate loans and a CMBS bond, which collectively had an aggregate carrying value for accounting purposes on our balance sheet as of December 31, 2009 of $6.0 million, and we also paid to Taberna a $1.0 million exchange fee. We also paid $0.5 million to cover all costs and expenses that were incurred by the collateral manager for Taberna, the indenture trustee and their respective advisors.

  Possible Acquisition of Crystal River

        On February 24, 2010, we announced that we had concluded our previously-announced review of strategic alternatives and that we had entered into a definitive merger agreement with Brookfield pursuant to which Brookfield is expected to acquire all the shares of our outstanding common stock that Brookfield does not already own for cash at a price of $0.60 per share, which we refer to as the Merger.

        The Merger was unanimously approved by the independent members of our board of directors, and by the Special Committee formed to oversee our strategic review process. The transaction is subject to approval by our stockholders holding a majority of the shares entitled to vote at a special meeting of stockholders, as well as other customary closing conditions. Consummation of the Merger is not subject to a financing condition and Brookfield has consented to the transaction in its capacity as our senior lender. The merger agreement does not prohibit us from receiving and evaluating competing bids prior to completion of the Merger and does not require the payment of a termination fee if we accept a superior bid. We will be obligated to reimburse Brookfield for all of its transaction expenses if the merger agreement is terminated other than as result of a breach by Brookfield (subject to a cap in certain circumstances). The Merger currently is expected to close in the second quarter of 2010.

  Amendment of Credit Agreement

        Concurrently with entering into the merger agreement with Brookfield, we amended the terms of our revolving credit facility with Brookfield US Corporation, an affiliate of our Manager, pursuant to which the maturity date of the credit facility was extended to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. In addition, Brookfield US Corporation consented to the Merger and to the separate sale by us of certain of our assets (described below) as contemplated by the merger agreement.

  Binding Letter of Intent for Asset Sale

        As contemplated by the merger agreement, on March 9, 2010, we entered into a binding letter of intent, which we refer to as the Asset Sale LOI, with Ranieri Partners Management LLC, which we refer to as Ranieri, pursuant to which Ranieri (either directly or through an affiliate) agreed to purchase five CMBS bonds from us, which we refer to as the CMBS Purchase. The five CMBS bonds had a carrying value of approximately $0.9 million as of December 31, 2009. In addition, under the Asset Sale LOI, Ranieri (either directly or through an affiliate) agreed to acquire the rights to:

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  (i) (a) direct us to use commercially reasonable efforts to advocate for the appointment of Ranieri or another person designated by Ranieri (in this context, we refer to Ranieri in this context or such other person designated by Ranieri as the Specified Manager) as the collateral manager for Crystal River CDO 2005-1, Ltd., which we refer to as CDO1 and (b) exercise, from and after the final consummation of the CMBS Purchase, any and all of our rights, in our capacity as the sole holder of the preferred shares of CDO1, to direct the appointment of a replacement collateral manager for CDO1 (subject to any fiduciary or other legal obligations that we have) (clauses (a) and (b) of this subparagraph (i) are collectively referred to herein as the CDO1 Rights Purchase); and

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  (ii) (a) direct us, in our capacity as the sole holder of the preferred shares of Crystal River Resecuritization 2006-1 Ltd., which we refer to as CDO2, to direct CDO2 to appoint the Specified Manager as the replacement collateral manager for CDO2, following the resignation of our Manager as the CDO2 collateral manager under the collateral management agreement for CDO2 and (b) exercise, from and after the final consummation of the CMBS Purchase, any and all of our rights, in our capacity as the sole holder of the preferred shares of CDO2, to direct the appointment of a replacement collateral manager for CDO2 (subject to any fiduciary or other legal obligations that we have) (clauses (a) and (b) of this subparagraph (ii) are collectively referred to herein as the CDO2 Rights Purchase).

        Ranieri has agreed to pay us a total of $8.0 million for the CMBS Purchase, the CDO1 Rights Purchase and the CDO2 Rights Purchase, which we refer to collectively as the Transaction. The following table provides information with respect to the purchase price to be paid by Ranieri (either directly or through one or more of its affiliates) and the estimated closing date for each component of the Transaction:

Component of Transaction	Purchase Price	Estimated Closing Date
CMBS Purchase	$2,500,000 (plus accrued and unpaid interest through the closing date of this portion of the Transaction)	Closed on March 15, 2010
CDO1 Rights Purchase	$3,500,000	Third Quarter/Fourth Quarter 2010 (90 days after obtaining approval of Class A Notes to appoint the Specified Manager)
CDO2 Rights Purchase	$2,000,000	June/July 2010

        In connection with the execution of the Asset Sale LOI, one of Ranieri's affiliates paid $1.6 million (20% of the total purchase price) as a deposit on the Transaction. A ratable portion of the escrowed funds (based on the purchase prices specified above) will be applied to each component of the Transaction upon the closing of that component. The CMBS Purchase closed on March 15, 2010 and $0.5 million of the deposit was applied against the $2.5 million purchase price for the CMBS bonds. An affiliate of Brookfield is a lender to the Ranieri affiliate that purchased the CMBS bonds, which such Ranieri affiliate we refer to as the Purchaser, and proceeds from such loan have been used to fund the deposit referenced above and the remainder of the purchase price for the CMBS bonds and an additional $1.9 million available under the loan may be used to fund a portion of the purchase price for the CDO1 Rights Purchase and the CDO2 Rights Purchase. In addition, an affiliate of Brookfield, which we refer to as the Co-Investor, is a co-investor with the Purchaser in the entity, which we refer to as the Servicer, that acts as the special servicer for several of the CMBS securitizations in which we have invested, including all of the securitizations in which the bonds that were the subject of the CMBS Purchase are a part. Brookfield and/or its affiliates have, or prior to the CMBS Purchase had, the ability to designate the special servicer for the securitizations in which the bonds that were the subject of the CMBS Purchase are a part and had designated the Servicer as the special servicer for those securitizations. The Co-Investor and the Purchaser own approximately 8.5% and 32.3%, respectively, of the Servicer.

        We also agreed to grant to Ranieri a right of first refusal to purchase all or any portion of our interest in two CMBS securitizations if we sell those securities in the future.

        The CMBS Purchase closed on March 15, 2010. The completion of the CDO1 Rights Purchase and the CDO2 Right Purchase are subject to various customary closing conditions as well as the execution of definitive documentation. The Asset Sale LOI and the Transaction were approved by a special committee of our board of directors, which is comprised entirely of the independent members of our board of directors, which we refer to as the Special Committee. The Special Committee, with the assistance of Broadpoint.Gleacher, the Special Committee's financial advisor, solicited and received several bids on the assets that are the subject of the Transaction. The Special Committee selected the Ranieri bid based on the combination of price and other terms, in particular those providing greater certainty of closing.

Our Manager

        We are externally managed and advised by our Manager, a wholly-owned subsidiary of Brookfield that was formed on January 25, 2005 solely for the purpose of serving as our manager, whose officers consist of investment professionals and employees of Brookfield or one or more of its affiliates. As of December 31, 2009, our Manager had no employees other than our President and Chief Executive Officer, and we and our Manager had no other independent officers and were entirely dependent on Brookfield and its affiliates for the day-to-day management of our operations. In August 2009, our current Chairman, President and Chief Executive Officer was appointed Chairman of our Board of Directors, President and Interim Chief Executive Officer in connection with the commencement of our strategic review process. While our directors periodically review our investment guidelines and our investment portfolio, other than any investments involving our affiliates or our sub-advisors' affiliates or investments proposed by Brookfield Sub-Advisor, which they are required to review and approve prior to such investments being made, they do not review all of our proposed investments. Our officers have been delegated the responsibility to review and make investments consistent with our investment strategy and to provide direction and oversight to our sub-advisors. Our Manager did not have any experience managing a REIT prior to its entering into a management agreement with us and it currently does not provide management or other services to entities other than us.

        We believe our relationship with Brookfield, BIM, our Manager and our sub-advisors has provided us with substantial benefits in sourcing, underwriting and managing our investments. Our Manager is responsible for administering our business activities and day-to-day operations and uses the resources of Brookfield to support our operations. We believe that our management agreement and sub-advisory agreements provide us access to broad referral networks, experience in capital markets, credit analysis, debt structuring, hedging and asset management, as well as corporate operations and governance. Our Manager, together with our sub-advisors, has well-respected, established portfolio management resources for each of our targeted asset classes and an extensive, mature infrastructure supporting those resources. Our Manager's and our sub-advisors' portfolio management resources and infrastructure are fully scalable to service our company's activities. We also expect to benefit from our Manager's comprehensive risk management, which addresses not only the risks of portfolio loss, such as risks relating to price volatility, position sizing and leverage, but also the operational risks such as execution of transactions, clearing of transactions, recording of transactions, and monitoring of positions that can have major adverse impacts on investment programs.

        Our Manager and our sub-advisors have senior management teams with extensive experience in identifying and financing, hedging and managing commercial real estate, real estate loans and instruments, and real estate-related securities, such as CMBS, Agency MBS and RMBS.

        Our Manager is not obligated to dedicate certain of its employees exclusively to us nor is it obligated to dedicate any specific portion of its time to our business. Moreover, none of our Manager's employees are contractually dedicated to our Manager's obligations to us under our management agreement.

Our Business Strengths

        To the extent we have investable cash, we believe the following are our business strengths:

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  Access to Complementary Investment Skills of Sub-Advisors

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  Experienced Professionals and Senior Management Team

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  Diversified Investment Strategy

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  Access to Brookfield's Investment Management Infrastructure

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  Relationships and Deal Flow of Brookfield and Our Sub-Advisors

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  Alignment of Interests of Our Manager and Our Stockholders

Our Investment Strategy

        Currently, we do not have investable capital that would allow us to pursue investment opportunities and, in light of our financial condition, we do not anticipate having any investable capital in the future.

        Our historic investment strategy is consistent with Brookfield's investment philosophy, which is predicated on the concept of producing stable cash flows and absolute returns. We and Brookfield believe that the most significant opportunities for out-performance exist between and within sectors, as well as among individual investments. Although we are unable to take advantage of future investment opportunities, our historic investment strategy and process is further described below.

        The investment process begins with a macroeconomic assessment of the market. Included in the market assessment is the analysis of the interest rate environment, the phase of the real estate cycle, consumer credit trends, supply and demand relationships, as well as a review of any recently released or pending economic data. Our Manager seeks to determine the relative merits of sectors by combining the analysis of historical relationships with our Manager's anticipated outlook for the market. Portfolio managers evaluate fundamental and technical developments in each sector, along with current offerings, recent transactions and market clearing levels and yield spread levels to provide a relative value outlook. This analysis is utilized to determine optimal areas to allocate credit risk in the portfolio across sectors and maturities and to maximize yield and total return expectations.

        The most important component of our Manager's relative value investment strategy is security selection, a process that is the result of both quantitative and qualitative inputs, as well as the experience of the portfolio managers. Members of the investment team, utilizing our Manager's proprietary analytics, determine the relative strengths of various securities based on applicable criteria such as issuer, issue, vintage, credit rating, structure, and geographic exposure. The security selection process focuses on four primary areas: the analysis of credit strength, the analysis of security structure, the determination of relative value, and a surveillance function. The analysis of credit strength entails the assessment of loan level attributes such as a security's loan-to-value ratio, ratios like borrower's debt to income, or debt coverage, and loan features and location, as well as trend level attributes such as vintage and issuer. Security structure involves the comprehensive examination of a security's structural attributes such as credit support, triggers, single asset, conduit, large loan, as well as its yield maintenance provisions and prepayment lock-outs. After these first two analyses, the relative value of a security versus other candidates is determined through the evaluation of such aspects as yield spread and liquidity. Finally, after purchase, a surveillance function begins that uses our Manager's analytical tools to determine whether a security continues to perform as expected.

        We opportunistically invested in a diversified investment portfolio of real estate securities, real estate and various other asset classes, subject to maintaining our REIT status and exclusion from regulation under the Investment Company Act. Accordingly, we have not adopted policies that require us to establish or maintain any specific asset allocations, and our targeted allocations will vary from time to time as determined by our management team, subject to the oversight of our board of directors.

        We benefit from the full range of experience and depth of resources developed by our Manager and its affiliates in managing approximately $100 billion of assets as of December 31, 2009. We rely on our Manager's expertise in identifying assets within our target asset classes. Portfolio allocation decisions have been based on various factors, including expected cash yield, relative value, risk-adjusted returns, current and projected credit fundamentals, current and projected macroeconomic considerations, current and projected supply and demand, credit and market risk concentration limits, liquidity, cost of financing and financing availability, as well as maintaining our REIT qualification and exclusion from regulation under the Investment Company Act.

  Our Target Asset Classes

        While currently we have no investable capital, our targeted asset classes and the principal investments that we have made to date in each, whether directly or indirectly through investments in funds that focus on these asset classes, are as follows:

Asset Class	Principal Investments
Commercial Real Estate	• Direct Property Ownership • Preferred Equity Investments
Mortgages and Other Real Estate Debt	• Mortgage Loans • B Notes • Mezzanine Loans • Land Loans • Construction Loans • Construction Mezzanine Loans
MBS
—CMBS	• Investment Grade CMBS (Senior and Subordinated) • Below-Investment Grade CMBS (Rated and Non-Rated)
—Agency MBS	• Agency Adjustable Rate Mortgages ("ARMs")
—RMBS	• Non-Agency ARMs • Investment Grade RMBS • Below-Investment Grade RMBS • Non-Conforming Loans • Other RMBS
Other asset-backed securities	• CDOs • Consumer ABS • Aircraft ABS
Alternative Assets	• Other Equity Investments

        Our net investment income is generated primarily from the net spread, or difference, between the interest income and rental income we earn on our investment portfolio and the cost of our borrowings and hedging activities. Our net investment income will vary based upon, among other things, the difference between the interest rates earned on our various interest-earning assets and the borrowing costs of the liabilities used to finance those investments.

        Although we have focused on the investments described above, our investment decisions depend on prevailing market conditions and the availability of investable capital. We have not adopted any policy that establishes specific asset allocations among our targeted asset classes. As a result, we cannot predict the percentage of our assets that will be invested in each asset class or whether we will invest in other classes or investments. Our board of directors does not and will not review all of our proposed investments, but reviews our portfolio at least quarterly and reviews our investment strategy and policies at least annually. We may change our investment strategy and policies and the percentage of assets that may be invested in each asset class, or in the case of securities, in a single issuer, without a vote of our stockholders.

        The following discusses the principal investments we have made and our general leverage targets for each type of principal investment. Generally, we attempt to match fund our investments by matching the maturity of the financing source with the expected maturity of the investment.

Accordingly, where appropriate and available, we have used direct mortgage borrowing and CDO issuances or other long-term borrowings to finance long-term assets.

        Direct Real Property Ownership.    We have made direct investments in income-producing commercial real estate office properties within the United States. We currently leverage our direct real estate investments in the range of three to eight times the amount of our equity allocated to the asset class. As of December 31, 2009, the carrying value of our direct investments in real property totaled $221.8 million. In connection with our direct real property ownership, we have recorded rent enhancement receivables totaling $11.4 million as of December 31, 2009. Intangible assets and liabilities recorded in connection with our direct real property ownership totaled $69.9 million and $66.8 million, respectively, as of December 31, 2009.

        Whole Mortgage Loans and Bridge Loans.    We have originated and purchased direct or indirect interests in whole loans secured by first mortgages which provide long-term mortgage financing to commercial property developers and owners that generally have maturity dates ranging from three to ten years. As of December 31, 2009, we had originated 100% of the aggregate principal amount of whole mortgage loans and bridge loans that we held. We currently leverage our investments in whole mortgage loans and bridge loans in the range of zero to eight times the amount of our equity allocated to the asset class. As of December 31, 2009, the carrying value of our investments in whole loans was approximately $1.2 million, with a weighted average coupon rate of 3.48%.

        Commercial Real Estate Subordinated Loans.    We have invested in direct or indirect interests in commercial real estate subordinated loans, which we refer to as B Notes, that may be rated by at least one nationally recognized rating agency. The subordination of a B Note typically is evidenced by an inter-creditor agreement with the holder of the related A Note. B Notes share certain credit characteristics with subordinated CMBS, in that both reflect an interest in a first mortgage and are subject to more credit risk with respect to the underlying mortgage collateral than the corresponding senior securities or the A Notes, as the case may be. As opposed to a typical CMBS secured by a large pool of mortgage loans, B Notes typically are secured by a single property, and the associated credit risk is concentrated in that single property. B Notes also share certain credit characteristics with second mortgages, in that both are subject to more credit risk with respect to the underlying mortgage collateral than the corresponding first mortgage or the A Note, as the case may be. As of December 31, 2009, we did not have any investments in B Notes.

        Mezzanine Loans.    We have originated and purchased direct or indirect interests in mezzanine loans that are subordinated to a first mortgage loan on a property and are senior to the borrower's equity in the property. These loans are made to the owner of the property and are secured by pledges of ownership interests in the property and/or the property owner. The mezzanine lender can foreclose on the pledge interests and thereby succeed to ownership of the property subject to the lien of the first mortgage. As of December 31, 2009, we had purchased 100% of the aggregate principal amount of mezzanine loans that we held. We currently leverage our investments in mezzanine loans in the range of zero to four times the amount of our equity allocated to the asset class. As of December 31, 2009, the carrying value of our investments in mezzanine loans was $4.7 million, with a weighted average coupon rate of 7.32%, which excludes the 15.00% fixed rate coupon for the one mezzanine loan that has been placed on non-accrual status.

        Construction Loans and Construction Mezzanine Loans.    We have originated or acquired participations in direct or indirect interests in construction or rehabilitation loans on commercial properties that generally provide 85% to 90% of total project costs and are secured by first lien mortgages. Construction loans generally would provide us with fees and interest income at risk adjusted rates and potentially a percentage of net operating income or gross revenues from the property, payable to us on an ongoing basis, and a percentage of any increase in value of the property, payable upon maturity or refinancing of the loan. As of December 31, 2009, we had originated 100% of the aggregate principal amount of construction loans and construction mezzanine loans that we held, which includes those loans in which we participated in the original syndication. We currently leverage our investments in construction loans and construction mezzanine loans in the range of zero to four times the amount of our equity allocated to the asset class. As of December 31, 2009, the carrying value of our investments in construction loans was $0, with a weighted average coupon rate of 16.00% (this loan currently is in default and is not paying cash interest).

        Commercial Mortgage Backed Securities.    We have invested in CMBS that are secured by, or evidence ownership interests in, a single commercial mortgage loan, or a partial or entire pool of mortgage loans secured by commercial properties. These securities may be senior, subordinated, investment grade or non-investment grade. We have acquired CMBS from private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, finance companies, investment banks and other entities. We have entered into interest rate swaps, futures, options or other strategies to reduce the impact of changes in interest and financing rates for these investments. We currently leverage our investments in CMBS in the range of zero to five times the amount of our equity allocated to the asset class. As of December 31, 2009, the carrying value of our investments in CMBS was approximately $38.1 million, with a weighted average coupon rate of 5.21%.

        Agency Mortgage Backed Securities.    We have invested in Agency MBS. Agency MBS are securities that represent participations in, are secured by or payable from, mortgage loans secured by residential real property, which include agency mortgage pass-through certificates and agency collateralized mortgage obligations, or CMOs. We have entered into interest rate swaps to reduce the impact of changes in interest and financing rates for these investments. Adjustable rate mortgages, or ARMS, have interest rates that reset periodically, typically every six or 12 months. Because the interest rates on ARMS adjust periodically based on market conditions, ARMS tend to have interest rates that do not significantly deviate from current market rates. This, in turn, can cause ARMS to have less price sensitivity to interest rates. Hybrid ARMS have interest rates that have an initial fixed period (typically two, three, five, seven or ten years) and thereafter reset at regular intervals in a manner similar to traditional ARMS. The investment characteristics of pass-through MBS differ from those of traditional fixed-income securities. Mortgage prepayments are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. Generally, prepayments on pass-through MBS increase during periods of falling mortgage interest rates and decrease during periods of stable or rising mortgage interest rates. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield on our portfolio. As of December 31, 2009, we had no investments in Agency MBS.

        Residential Mortgage Backed Securities.    We currently own Non-Agency RMBS. Non-Agency RMBS are debt obligations issued by special purpose vehicles that are backed by residential mortgage loans that generally are not eligible for agency purchase. Non-Agency RMBS generally are issued as CMOs and are backed by pools of whole mortgage loans. Non-Agency RMBS generally are securitized in senior and subordinated structures, or structured with one or more of the types of credit enhancement. We have entered into interest rate swaps to reduce the impact of changes in interest and financing rates for these investments. Adjustable rate mortgages, or ARMS, have interest rates that reset periodically, typically every six or 12 months. Because the interest rates on ARMS adjust periodically based on market conditions, ARMS tend to have interest rates that do not significantly deviate from current market rates. This, in turn, can cause ARMS to have less price sensitivity to interest rates. Hybrid ARMS have interest rates that have an initial fixed period (typically two, three, five, seven or ten years) and thereafter reset at regular intervals in a manner similar to traditional ARMS. The investment characteristics of pass-through RMBS differ from those of traditional fixed-income securities. Mortgage prepayments are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. Generally, prepayments on pass-through RMBS increase during periods of falling mortgage interest rates and decrease during periods of stable or rising mortgage interest rates. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield on our portfolio. We leverage our RMBS investments in the range of zero to five times the amount of our equity allocated to the asset class. As of December 31, 2009, the carrying value of our investments in RMBS was approximately $4.7 million, with a weighted average coupon rate of 3.77%.

        Other Equity Investments.    We have invested in equity securities, which may or may not be related to real estate. These investments may include direct purchases of private equity as well as purchases of interests in private equity funds, which may be managed by affiliates of our Manager. We follow a value-oriented investment approach and focus on the anticipated future cash flows generated by the underlying business, discounted by an appropriate rate to reflect both the risk of achieving those cash flows and the alternative uses for the capital to be invested. We also consider other factors such as the strength of management, the liquidity of the investment, the underlying value of the assets owned by the issuer, and prices of similar or comparable securities. To the extent that we hold any of these equity investments through our taxable REIT subsidiary, or TRS, the income from such investments will be subject to corporate income tax. We currently expect to leverage our other equity investments in the range of zero to three times the amount of our equity allocated to the asset class. As of December 31, 2009, we had no other equity investments.

        Consumer Asset-Backed Securities.    We have invested in investment grade and non-investment grade consumer ABS. Consumer ABS are generally securities for which the underlying collateral consists of assets such as home equity loans, credit card receivables and auto loans. Aircraft ABS are generally collateralized by aircraft leases. Issuers of consumer and aircraft ABS generally are special purpose entities owned or sponsored by banks and finance companies, captive finance subsidiaries of non-financial corporations or specialized originators such as credit card lenders. We expect that a significant amount of the consumer and aircraft ABS that we hold at any time will be rated between A1/A and B1/B+ and will have an explicit rating from at least one nationally-recognized statistical rating agency. As of December 31, 2009, we had no investments in consumer ABS.

        Collateralized Debt Obligations.    We have invested in the debt and equity tranches of CDOs to gain exposure to corporate bonds, ABS and other instruments. Because of our Manager's experience in structuring and managing CDOs, we believe we have a competitive advantage in analyzing investment opportunities in CDOs. In general, CDOs are issued by special purpose vehicles that hold a portfolio of debt obligation securities. The CDO vehicle issues tranches of debt securities of different seniority and equity to fund the purchase of the portfolio. The debt tranches are typically rated based on collateral quality, diversification and structural subordination. The equity securities issued by the CDO vehicle are the "first loss" piece of the CDO vehicle's capital structure, but they are also generally entitled to all residual amounts available for payment after the CDO vehicle's obligations to the debt holders have been satisfied. Some CDO vehicles are "synthetic," in which the credit risk to the collateral pool is transferred to the CDO vehicle by means of a credit derivative such as a credit default swap. As of December 31, 2009, the carrying value of our investments in the preferred equity of CDOs was $0.

Investment Sourcing

        We recognize that investing in our targeted asset classes is highly competitive, and that our Manager competes with many other investment managers for profitable investment opportunities in these areas. Accordingly, to the extent we have investable cash, we believe the ability to identify and source such opportunities is very important to our success. We think that the combined and complementary strengths of Brookfield, BIM and Brookfield Sub-Advisor in this regard give us a competitive advantage over such REITs.

        Our Manager and its affiliates currently source many of their clients' and our investments through their close relationships with a large and diverse group of financial intermediaries, ranging from major investment banks and brokerage firms to specialty dealers and financial sponsors. On a combined basis, these firms extensively cover our targeted asset classes. Our Manager also sources many investments from traditional sources, using proprietary deal screening procedures and credit analytics.

Investment Process

        To evaluate, invest and manage our investments in commercial real estate, CMBS, RMBS and other ABS, our Manager utilizes Brookfield's and BIM's proprietary analytical methods in performing scenario analysis to forecast cash flows and expected total returns under different interest rate and credit assumptions. Simulation analysis is also performed to provide a broader array of potential patterns of return over different interest rate and credit scenarios. Such analysis may be applied to individual securities or to an entire portfolio. Our Manager also performs relative value analyses of individual securities based on yield, credit rating, average life, expected duration and option-adjusted spreads. Other considerations in our Manager's investment process include analysis of fundamental economic trends, suitability for investment by a REIT, consumer borrowing trends, home price appreciation and relevant regulatory developments.

        Our investments in real estate assets and other alternative asset classes are recommended, closed and managed by our Manager, or by one of its affiliates, which includes Brookfield Sub-Advisor. To evaluate, invest and manage investments in real estate, Brookfield Sub-Advisor, through its affiliates, utilizes its experience and strong track record as an operator of commercial properties. Relying on Brookfield's local presence in offices in the United States, Canada, Brazil and the United Kingdom, we expect that Brookfield Sub-Advisor is well positioned to underwrite and analyze real estate investments throughout North America, including the analysis of market conditions and building specific issues (including lease and structural analysis). Other considerations in the investment process include valuation and analyses of economic conditions and demographic trends as well as supply and demand considerations.

Our Portfolio

        As of December 31, 2009, we had a portfolio of approximately $272.0 million consisting primarily of commercial real estate, CMBS and RMBS, as shown in the following chart:

			Weighted Average
	Carrying Value	Percent of Total Investments	Coupon		Months to Reset(1)	Yield to Maturity(2)	Constant Prepayment Rate(3)
	(In thousands)
Commercial MBS:
Investment grade CMBS	$3,724	1.4%	5.20%			44.67%
Below investment grade CMBS	34,389	12.6	5.21			379.75

Total Commercial MBS	38,113	14.0	5.21			347.01
Non-Agency Residential MBS:
Non-Agency Prime MBS:
Investment grade	—	0.0	0.00		0.00	0.00	0.00
Below investment grade	3,194	1.2	4.29		6.55	2,927.99	12.72

Total Non-Agency Prime MBS	3,194	1.2	4.29		6.55	2,927.99	12.72
Non-Agency Sub-prime MBS:
Investment grade	—	0.0	0.00		0.00	0.00	0.00
Below investment grade	1,519	0.6	2.76		0.00	22,401.07	16.94

Total Non-Agency Sub-prime MBS	1,519	0.6	2.76		0.00	22,401.07	16.94

Total RMBS	4,713	1.8	3.77		4.30	9,204.46	14.17
CDO Preferred Stock	—	—	—			—

Total Securities	42,826	15.8	4.99			1,321.77

Real estate loans, net	5,903	2.1	9.58	(4)		25.05
Commercial real estate, net	221,754	81.5
Other investments	1,550	0.6	7.68			48.53

Total investments	$272,033	100.0%

(1)
Represents number of months before conversion to floating rate.

(2)
Non-loss adjusted yield, which is the yield to par based on the current market price and does not take into account any assumed defaults.

(3)
Represents the estimated percentage of principal that will be prepaid over the next 12 months based on historical principal paydowns.

(4)
Excludes one of our construction loans and one of our mezzanine loans that are in default and on which no interest is being accrued.

        Our portfolio in its current form does not fully balance the interest rate or mark-to-market risks inherent in our MBS investments, and we are not be able to eliminate all of our portfolio risk through asset allocation. Future dividends and capital appreciation are not guaranteed. Our investments depend on prevailing market conditions and trends. We have not adopted any policy that establishes specific asset allocations among our targeted asset classes, and our targeted allocations will vary from time to time. As a result, we cannot predict the percentage of our assets that will be invested in each asset class or whether we will invest in other classes or investments. When we have investable capital, we generally have incurred total leverage under normal market conditions of up to five times the amount of our equity for most investments other than Agency MBS, which we generally have levered up to 15 times the amount of our equity allocated to this asset class. Our overall long-term average portfolio leverage in normal market conditions is four to six times the amount of our equity. We may change our investment strategy and policies and the percentage of assets that may be invested in each asset class, or in the case of securities, in a single issuer, without a vote of our stockholders.

        As of December 31, 2009, we had entered into master repurchase agreements with various counterparties and as of such date, we had no outstanding obligations under repurchase agreements with our counterparties. In addition to repurchase agreements, we rely on a $50.0 million secured credit facility with an affiliate of our Manager that expires on August 31, 2010 (unless sooner terminated as provided in the credit agreement) for capital needed to fund our other investments. In November 2005, we closed our first CDO financing transaction, which we refer to as CDO 2005-1, and in January 2007, we closed our second CDO financing transaction, which we refer to as CDO 2006-1. We have no restriction on the amount of leverage that we may use.

        As of December 31, 2009, we had hedged a portion of the CDO liabilities financing our investment portfolio by entering into two interest rate swaps with maturity dates in 2013 and 2018. Each of these interest rate swaps is both contained within a CDO trust, has similar maturity profiles to the originally projected cash flows for the respective CDO liabilities and is not subject to margin calls. The total notional par value of such swaps was approximately $281.0 million.

Risk Management

        Risk management is a cornerstone of our Manager's portfolio management system and we believe these risk management capabilities distinguish us from many of our competitors. Through our management agreement with our Manager, we benefit from our Manager's comprehensive risk management program, which addresses not only the risks of portfolio loss, such as risks relating to price volatility, position sizing and leverage, but also the operational risks that can have major adverse impacts on investment programs. Operational risks include execution of transactions, clearing of transactions, recording of transactions, position monitoring, supervision of traders, portfolio valuation, counterparty credit and approval, custodian relationships, trader authorization, accounting and regulatory. We also face risks relating to the counterparties on our interest rate and credit default swaps. In addition, we manage our liquidity risk and our exposure to changing interest rate environments and we continually monitor the credit risks within our investment portfolio.

Our Financing Strategy

        Leverage Strategy.    In the past, we actively used leverage to increase the potential returns to our stockholders. Currently, there is little to no leverage available on favorable economic terms to us. While we currently have three types of leverage; a secured financing line, mortgage financing and CDO debt (our subordinated TRUPs issuance was repurchased in January 2010), we do not believe that leverage of this nature will be available in order to leverage future investments, if any.

        Repurchase Agreements.    We have financed certain of our MBS through the use of repurchase agreements. These agreements allow us to borrow against MBS that we own. We sell our MBS to a counterparty and agree to repurchase the same MBS from the counterparty at a price equal to the original sales price plus an interest factor. These agreements are accounted for as debt, secured by the underlying assets. During the term of a repurchase agreement, we earn the principal and interest on the related MBS and pay interest to the counterparty.

        As of December 31, 2009, we had no outstanding obligations under repurchase agreements with any of our counterparties.

        Warehouse Facilities.    In addition to repurchase agreements, we rely on credit facilities for capital needed to fund our other investments. These facilities, referred to as warehouse lines or warehouse facilities, are typically lines of credit from other financial institutions that we can draw from to fund our investments. Warehouse lines are typically collateralized loans made to investors who invest in securities and loans that in turn pledge the resulting securities and loans to the warehouse lender. Third party custodians, usually large banks, typically hold the securities and loans funded with the warehouse facility borrowings, including the securities, loans, notes, mortgages and other important loan documentation, for the benefit of the lender, who is deemed to own the securities and loans and, if there is a default under the warehouse line, for the benefit of the warehouse lender.

        The pool of assets in a warehouse facility typically must meet certain requirements, including term, average life, investment rating, agency rating and sector diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Failure to comply with these requirements could result in either the need to post additional collateral or cancellation of the financing facility. As of December 31, 2009, we had no outstanding borrowings under warehouse lines.

        Credit Facilities.    In August 2007, we entered into a $100.0 million secured revolving credit facility with an affiliate of our Manager, in order to provide us with additional liquidity. In February 2009, we extended the maturity of our secured revolving credit facility to May 2010, decreased the borrowing capacity thereunder to $50.0 million and, effective as of December 31, 2008, deleted the financial covenants contained in the facility. As of December 31, 2009, we owed $28.9 million under our secured revolving credit facility.

        Concurrently with entering into the merger agreement with Brookfield, we amended the terms of our revolving credit facility with Brookfield US Corporation, an affiliate of our Manager, pursuant to which the maturity date of the credit facility was extended to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. In addition, Brookfield US Corporation consented to the Merger and to the separate sale by us of certain of our assets as contemplated by the merger agreement.

        Term Financing—CDOs.    We have in the past financed certain of our assets using term financing strategies, including CDOs and other match-funded financing structures. CDOs are multiple class debt securities, or bonds, secured by pools of assets, such as mortgage-backed securities and corporate debt. Unlike typical securitization structures, the underlying assets may be sold, subject to certain limitations, without a corresponding pay-down of the CDO provided the proceeds are reinvested in qualifying assets. As a result, CDOs enable the sponsor to actively manage, subject to certain limitations, the pool of assets. We believe CDO financing structures, when available, may be an appropriate financing vehicle for our targeted non-residential real estate asset classes, because they will enable us to obtain long-term cost of funds and minimize the risk that we have to refinance our liabilities prior to the maturities of our investments while giving us the flexibility to manage credit risk and, subject to certain limitations, to take advantage of profit opportunities.

        As of December 31, 2009, other than as discussed below with respect to our CDO 2005-1 and our CDO 2006-1 transactions, we had no outstanding borrowings under term financing structures.

        On November 30, 2005, we closed a $295.3 million private placement of CDOs, our first sponsored CDO financing. These CDOs mature in 2046. We invested the net proceeds from the financing in accordance with our investment objectives and strategies described in this report. From the date of that issuance through December 31, 2009, we have repaid an aggregate of $95.2 million of floating rate CDOs issued in the CDO 2005-1 transaction from the proceeds of real estate loans owned by CDO 2005-1 that were prepaid by the borrower and cash flow from the underlying collateral that was required to pay down senior CDO liabilities as a result of the CDO trust failing certain over-collateralization triggers. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition—Liabilities—CDO Liabilities". As of December 31, 2009, the outstanding principal amount of CDOs that were issued by CDO 2005-1 to third parties was approximately $132.3 million and they had a fair value of approximately $5.7 million.

        On January 17, 2007, we closed a $339.6 million private placement of CDOs, our second sponsored CDO financing. These CDOs mature in 2047. We invested the net proceeds from the financing in accordance with our investment objectives and strategies described in this report. From the date of that issuance through December 31, 2009, we have repaid $2.0 million of CDOs issued in the CDO 2006-1 transaction from certain cash flow streams that were required to amortize the CDOs under the terms of the indenture governing those securities. As of December 31, 2009, the outstanding principal amount of CDOs that were issued by CDO 2006-1 to third parties was approximately $323.0 million and they had a fair value of approximately $27.9 million.

Our Hedging and Interest Rate Risk Management Strategy

        Repurchase agreements generally have maturities of 30 to 90 days and our secured revolving credit facility has a maturity of August 2010 (unless sooner terminated as provided in the credit agreement), while the weighted average lives of the CMBS, RMBS and commercial real estate loans that we own and generally finance with these types of borrowings are generally longer. The difference in maturities, in addition to reset dates and reference indices, creates potential interest rate risk.

        We have utilized derivative financial instruments to hedge all or a portion of the interest rate risk associated with certain types of our borrowings. Under the federal income tax laws applicable to REITs, we generally will be able to enter into certain transactions to hedge indebtedness that we may incur, or plan to incur, to acquire or carry real estate assets, provided that our total gross income from such hedges and other non-qualifying sources must not exceed 25% of our total gross income.

        We engage in a variety of interest rate management techniques that seek to mitigate changes in interest rates or potentially other influences on the values of our assets. Because of the tax rules applicable to REITs, we may be required to implement certain of these techniques through a TRS that is fully subject to corporate income taxation. However, no assurances can be given that these investment and leverage strategies can successfully be implemented. Our interest rate management techniques may include:

  •
  puts and calls on securities or indices of securities;

  •
  interest rate swaps and/or swaptions; and

  •
  other similar transactions.

        These techniques also may be used in an attempt to protect us against declines in the market value of our assets that result from general trends in debt markets.

        We may, from time to time, enter into interest rate swap agreements to offset the potential adverse effects of rising interest rates under certain short-term repurchase agreements. The interest rate swap agreements have historically been structured such that we receive payments based on a variable interest rate and make payments based on a fixed interest rate. The cost of such swap agreements is de minimis as these swaps often trade in a very liquid market and are based on the yield curve, and as the yield curve flattens, the swap agreements become accretive to our results from operations. The variable interest rate on which payments are received is calculated based on various reset mechanisms for LIBOR. The repurchase agreements generally have maturities of 30 to 90 days and carry interest rates that correspond to LIBOR rates for those same periods. The swap agreements effectively fix our borrowing cost and are not held for speculative or trading purposes. Interest rate management techniques do not eliminate risk but seek to mitigate interest rate risk.

        As of December 31, 2009, we had hedged a portion of the CDO liabilities financing our investment portfolio by entering into two interest rate swaps with maturity dates in 2013 and 2018. Each of these interest rate swaps is contained within a CDO trust, and has similar maturity profiles to the originally projected cash flows for the respective CDO liabilities. The total notional par value of such swaps was approximately $281.0 million.

Resolution of Potential Conflicts of Interest in Allocation of Investment Opportunities

        BIM, in its management of our securities portfolio pursuant to our sub-advisory agreement, will abide by its conflicts of interest policy and thus will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objectives, policies and strategies and other relevant factors, subject to the exception that, in accordance with BIM's conflict of interest policy described below, we might not participate in each such opportunity but will on an overall basis equitably participate with BIM's other clients in all such opportunities. BIM allocates investments to eligible accounts, including Crystal River, based on current demand according to the market value of the account (which is the amount of available capital that, consistent with such account's investment parameters, may be invested in a proposed investment). An account has current demand if it has positive market value. If the investment cannot fulfill the pro rata allocation or be allocated in marketable portions, the investment generally is allocated on a rotational basis to accounts with current demand, with an emphasis placed on those accounts that were excluded in prior allocations, but without any preference given to accounts based on their market value. The rotational system is determined by BIM's investment committee and is overseen by its chief compliance officer to ensure fair and equitable investment allocation to all accounts in accordance with the Investment Advisers Act. As of December 31, 2009, BIM managed more than 20 client accounts that had investment strategies that overlapped our investment strategy.

        Unlike BIM, our Manager and Brookfield Sub-Advisor are not bound by BIM's conflict of interest policy and thus are not obligated to offer us any specific investment opportunities. Any decision to do so will be entirely within our Manager's and Brookfield Sub-Advisor's discretion, and it can be expected that some investments that are appropriate for us in view of our investment criteria will not be offered to us and will be made by affiliates of Brookfield without our participation.

        BIM historically has managed accounts with similar or overlapping investment strategies and has a conflict-resolution system in place so that we may share equitably with other BIM client accounts in all investment opportunities, particularly those involving a security with limited supply, that may be suitable for our company and such other client accounts.

        The chairman of BIM's investment committee (or his designee) oversees its conflict-resolution system, and BIM's chief compliance officer regularly monitors the procedural aspects of the program. The program places particular emphasis on the equitable allocation of scarce investment opportunities, which are situations where BIM is unable to obtain the full amount of the securities that it wishes to purchase for the relevant client accounts, such as newly-issued debt instruments.

        In these situations, BIM's policy is to first determine and document the amount of the security it wishes to purchase for each of the participating accounts, based on the size, objectives of the accounts, current client demand and other relevant factors. BIM then places an order for the total of these amounts. If BIM is able to obtain only partial execution of the order, its policy calls for the allocation of the purchased securities in the same proportion that it would have allocated a full execution of the order. The policy permits departure from such proportional allocation only if the allocation would result in an inefficiently small amount of the security being purchased for an account. In that case, the policy provides for a "rotational" protocol of allocating subsequent partial executions so that, on an overall basis, each account is treated equitably.

        Other conflict-resolution policies of BIM and the terms of our management agreement with our Manager that will apply to the management of our company include controls for:

  •
  Split price executions—These are situations where BIM places an order for multiple clients and the order is executed at different prices. BIM's policy is that the executions are to be allocated to the participating accounts so that each account receives the same average price.

  •
  Cross trades—These are trades where BIM places an order for a client account to buy (or sell) a particular security and places a simultaneous or virtually simultaneous order for another client account to sell (or buy) the same security. In such case, under BIM's policies, the pair of transactions must be approved by the chairman of the investment committee and executed at the prevailing market price as determined by an independent broker-dealer such that the price is fair to BIM's clients on both sides of the transaction. Neither BIM nor any of its affiliates may receive compensation for effecting such a transaction.

  •
  Principal transactions—Under the terms of our management agreement with our Manager, we have agreed not to acquire an investment from, sell an investment to or make any co-investment with any proprietary account of Brookfield, BIM or any of their respective affiliates, which we refer to as related persons, or any account advised by any related person, or borrow funds from or lend funds to any related person or invest in any investment vehicle advised by any related person unless the transaction is on terms no less favorable than can be obtained on an arm's length basis from unrelated third parties based on prevailing market prices, other reliable indicators of fair market value or an independent valuation or appraisal and has been approved in advance by a majority of our independent directors. If we invest in an investment vehicle advised by a related person, including, for example, a private investment fund managed by an affiliate of Brookfield, and the asset class of such investment is one that we are professionally staffed to underwrite, we expect, although no assurance can be given, that our Manager and/or such affiliate would waive any base and incentive management fees relating to such investment in excess of the base and incentive management fees that we would owe our Manager in respect of such investment had we made the investment directly and not through such affiliate.

        Our Manager may engage other parties, including its affiliates or any of our sub-advisors and/or any of their respective affiliates, to provide services to us or our subsidiaries, including asset management, property management, leasing, financing and disposition and/or similar services customarily provided to a business similar to ours, provided that, such services are provided at market rates with standard market terms and, in the case of a sub-advisor or an affiliate of either our Manager or a sub-advisor, the party providing the services has sufficient qualifications and experience to perform the services at a level of quality comparable to non-affiliated service providers in the area, the cost to our Manager is no less favorable than can be obtained from an unrelated third party on an arm's length basis and any such arrangements are approved in advance by a majority of our independent directors.

Policies with Respect to Certain Other Activities

        If our board of directors determines that additional funding is required, to the extent that conditions in the financial markets permit, we may raise such funds through additional offerings of equity or debt securities, or through the retention of cash flow (subject to provisions in the Internal Revenue Code concerning distribution requirements and the taxability of undistributed REIT taxable income) or a combination of these methods. In the event that our board of directors determines to raise additional equity capital, it has the authority, without stockholder approval, to issue additional common stock or preferred stock in any manner and on such terms and for such consideration as it deems appropriate, at any time.

        We have not in the past but may in the future, if market conditions permit, offer equity or debt securities in exchange for property and to repurchase or otherwise reacquire our shares and may engage in such activities in the future.

        In addition, we have in the past and may in the future, if market conditions permit, borrow money to finance the acquisition of investments. We intend to use traditional forms of financing, such as credit lines, mortgage financing and warehouse facilities. To the extent available, we also might utilize structured financing techniques, such as CDOs, or repurchase agreement financing to create attractively priced non-recourse financing at an all-in borrowing cost that is lower than that provided by traditional sources of financing and that provide long-term, floating rate financing. Our investment guidelines and our portfolio and leverage are periodically reviewed by our board of directors as part of their oversight of our Manager.

        We have in the past and may in the future, subject to gross income and asset tests necessary for REIT qualification, invest in securities of other REITs, other entities engaged in real estate activities or securities of other issuers. We have not made in the past but to the extent we have any investable cash may in the future make such investments for the purpose of exercising control over such entities.

        We engage in the purchase and sale of investments. We have in the past and may in the future make loans to third parties in the ordinary course of business for investment purposes. We will not underwrite the securities of other issuers.

        Our board of directors may change any of these policies without prior notice to you or a vote of our stockholders.

        We intend to furnish our stockholders with annual reports containing consolidated financial statements audited by our independent registered public accounting firm, and we expect to file quarterly reports containing unaudited consolidated financial statements for each of the first three quarters of each fiscal year with the Commission.

Operating and Regulatory Structure

        We have elected and qualified to be taxed as a REIT for federal income tax purposes commencing with our taxable year ended December 31, 2005 and expect to qualify as a REIT in subsequent tax years. Our qualification as a REIT will depend upon our ability to meet, on a continuing basis, various complex requirements under the Internal Revenue Code relating to, among other things, the sources of our gross income, the composition and values of our assets, our distribution levels and the concentration of ownership of our capital stock. We believe that we were organized and have operated in conformity with the requirements for qualification and taxation as a REIT under the Internal Revenue Code, and that our intended manner of operation will enable us to continue to meet the requirements for qualification and taxation as a REIT.

        As a REIT, we generally will not be subject to federal income tax on the REIT taxable income that we distribute currently to our stockholders. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income tax at regular corporate rates for that year and for the next four tax years (unless we satisfy the IRS that certain limited cure provisions apply). Even if we qualify for federal taxation as a REIT, we may be subject to some federal, state and local taxes on our income or property. Crystal River Capital TRS Holdings, Inc., our TRS, is a regular taxable corporation that is subject to federal, state and local income tax on its income.

        Our investment activities are managed by our Manager and supervised by our board of directors. In exchange for those management services, we incur an annual base management fee determined by our stockholders' equity but not by our performance, as well as an incentive management fee based on our performance.

        We and our Manager have retained Brookfield Sub-Advisor as a sub-advisor with respect to investments in mortgages and other real estate debt, real estate and other real estate-related, yield-oriented assets. Each sub-advisor evaluates potential investments, recommends suitable investments and, on our behalf, closes each investment approved by us and, in the case of certain transactions, the independent members of our board of directors.

Exclusion from Regulation Under the Investment Company Act

        We intend to continue to operate our business so that we do not become subject to regulation as an "investment company" under the Investment Company Act. Because we conduct our business directly and through wholly-owned subsidiaries, we must ensure not only that we, but also each of our subsidiaries, are not subject to regulation as an "investment company" under the Investment Company Act. For purposes of the ensuing discussion "we" and "our" refer to Crystal River Capital, Inc. alone and not its subsidiaries.

        We are not an "investment company," as defined in Section 3(a)(1)(C) of the Investment Company Act. We are not engaged in the business of investing, reinvesting, owning, holding or trading securities, and we do not own "investment securities" having a value that exceeds 40% of the value of our total assets (exclusive of cash items and government securities) on an unconsolidated basis. In addition, we are not an "investment company," as defined in Section 3(a)(1)(A) of the Investment Company Act, because we are not, nor do we hold ourselves out as being, primarily engaged in the business of investing, reinvesting or trading in securities.

        If at any time in the future we are considered an "investment company" as defined in Section 3(a)(1)(C) of the Investment Company Act, we intend to qualify for the exclusion from regulation provided by Section 3(c)(5)(C) of the Investment Company Act. Section 3(c)(5)(C) is designed for companies that do not issue redeemable securities and are primarily engaged in the business of purchasing or otherwise acquiring mortgages and other liens on and interests in real estate. To qualify for this exemption, we will need to ensure that at least 55% of our assets consist of mortgage loans and other assets that are considered the functional equivalent of mortgage loans for purposes of the Investment Company Act, which we refer to as qualifying real estate assets, and that at least 80% of our assets consist of qualifying real estate assets and real estate-related assets. We do not intend to issue redeemable securities. We also may rely on an exclusion from regulation provided by Section 3(c)(6) of the Investment Company Act if, from time to time, we engage in our business through one or more majority-owned subsidiaries.

Competition

        In the past, our results from operations depended, in large part, on our ability to acquire assets at favorable spreads or with favorable returns over our borrowing costs. Currently, we, and many of our peers, do not have available capital to make new investments. Additionally, we and many of our peers do not have access to attractive financing with which to leverage our investments, thus we are less exposed to competition at this time.

        When we have investable capital, we face competition when attempting to make real estate investments, including competition from domestic and foreign financial institutions, other REITs, life insurance companies, pension funds, partnerships and individual investors. The leasing of real estate is highly competitive. Because we purchased our buildings with long-term leases in place (the earliest expires in 2021), we generally have not faced competition in attracting tenants to date. If our current leases were to terminate early or we acquired other buildings that did not have long-term leases (to the extent we had investable capital), our properties would compete for tenants with similar properties primarily on the basis of location, total occupancy costs (including base rent and operating expenses), services provided and the design and condition of the improvements.

        We have had and expect to continue to have access to Brookfield's and our Manager's and our sub-advisors' professionals and their industry expertise, which we believe provides us with a competitive advantage and helps us assess investment risks and determine appropriate strategies for our current investments and, to the extent we have investable cash, any future investments. In addition, in the event that the ability to obtain acceptable leverage returns to our marketplace, we expect that these relationships will enable us to learn about, and compete more effectively for, financing opportunities with attractive companies in the industries in which we have invested. For additional information concerning the competitive risks we face, see "Item 1A. Risk Factors—Risks Related To Our Business and Investment Strategy—We operate in a highly competitive market for investment opportunities, and we may not be able to identify and make investments that are consistent with our investment objectives."

Government Regulation

        Our activities, including the financing of our operations, are subject to a variety of federal and state regulations. In addition, a majority of states have ceilings on interest rates chargeable to certain customers in financing transactions.

Employees

        Other than our President and Chief Executive Officer, we have no other employees and all of our investment operations are overseen and undertaken by our Manager. In accordance with Maryland law, we do have certain officers who administer Crystal River's operations. Other than our President and Chief Executive Officer, whom we compensate directly, all of our others officers are employees of, and are compensated by, affiliates of our Manager.

Code of Business Conduct and Ethics and Corporate Governance Documents

        We have adopted a code of business conduct and ethics that applies to all of our officers, including our principal executive officer and principal financial and accounting officer, and all of the employees of our Manager. This code of business conduct and ethics is designed to comply with SEC regulations and NASDAQ corporate governance rules related to codes of conduct and ethics and is posted on our corporate website at http://www.crystalriverreit.com. In addition, our corporate governance guidelines and charters for our audit, compensation and corporate governance committees of the board of directors are posted on our corporate website. Copies of our code of business conduct and ethics, our corporate governance guidelines and our committee charters also are available free of charge, upon request directed to Investor Relations, Crystal River Capital, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Website Access to Reports

        We maintain a website at http://www.crystalriverreit.com. Through our website, we make available, free of charge, our annual proxy statement, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Commission. The Commission maintains a website that contains these reports at http://www.sec.gov.

Item 1A.    Risk Factors.

Risks Related to Our Business and Investment Strategy

The impending maturity of our senior revolving credit facility and our current financial condition raise substantial doubt regarding our ability to continue as a going concern. However, our consolidated financial statements are presented on a going concern basis.

        Our consolidated financial statements are presented in this report on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As of December 31, 2009, we owed $28.9 million to an affiliate of our Manager under our secured credit facility. Unless terminated earlier as provided in the credit agreement, our credit facility terminates on August 31, 2010. As a result of our possible inability to extend, refinance or repay this indebtedness, there is substantial doubt about our ability to continue as a going concern. While we have prepared our consolidated financial statements on a going concern basis, if the Merger is not consummated and we are unable to successfully extend the maturity date of our credit facility or receive additional funding, our ability to continue as a going concern will be in doubt. In such event, we may have to recapitalize, refinance our obligations, sell some or all of our assets or seek to reorganize under Chapter 11 of the United States Bankruptcy Code. Therefore, we may not be able to realize our assets and settle our liabilities in the ordinary course of business, adversely impacting amounts actually realized relative to our financial statements. In addition, our ability to continue as a going concern will be dependent upon our ongoing asset performance and our ability to generate positive operating cash flow. No assurance can be given that we will be successful in achieving any of these steps or restructuring these arrangements on acceptable terms. Our consolidated financial statements included in this report do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern.

The occurrence of recent adverse developments in the mortgage finance and credit markets may adversely affect our business, our liquidity and our stock price.

        In recent years, the mortgage industry has come under enormous pressure due to numerous economic and industry-related factors. Many companies operating or investing in the mortgage sector have failed and others are facing serious operating and financial challenges. At the same time, many MBS have been downgraded and delinquencies and credit performance of mortgage loans in the industry have deteriorated. We have faced significant challenges beginning in the second half of 2007 due to these adverse conditions in the mortgage industry and the difficulties we experienced in pricing and financing some of our MBS, and we expect these challenges to continue. Recent adverse changes in the mortgage finance and credit markets have eliminated or reduced the availability, or increased the cost, of significant sources of funding for us. Beginning in August 2007 and continuing through the current date, the fair value of our RMBS and CMBS assets as well as our derivative instruments have decreased, while our margin requirements on our financings and derivatives have increased. The price of our common stock has declined significantly as a result of these events and there has been a significant impact on our results of our operations. There is no assurance that our stock price will not decline further if, among other things, MBS prices continue to decline. In addition, significant decreases in the prices of our MBS have and may continue to decrease the carrying value of those investments, which could further increase our stockholders' deficit below the levels required to be maintained pursuant to some of the instruments governing our borrowing arrangements with third parties. If this occurs, and we are not successful in obtaining amendments to or waivers of those covenants, we could default under those agreements. An event of default or termination event under these agreements would give the lender/counterparty the option to accelerate our indebtedness to them. If we are required to repay outstanding borrowings and were unable to negotiate favorable terms of replacement financing, cash will be negatively affected. This may negatively affect our ability to continue as a going concern. In addition, we may have to sell assets at a time when we might not otherwise choose to do so.

We are currently not making new investments and it is uncertain whether we will be able to make additional investments in the future, which increases the risk that we will be unable to continue as a going concern.

        We have observed a number of IPO filings by recently formed entities with investment strategies focused on commercial and residential real estate debt markets. Given current market conditions and our lack of investable cash, currently, we are unable to take advantage of new investment opportunities.

        In the event that negative market conditions persist or deteriorate further, and we are not able to achieve a successful disposition of assets or increase our liquidity through alternative channels, then the risk increases as to whether we can continue as a going concern. The accompanying consolidated financial statements have been prepared in conformity with GAAP applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, our consolidated financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern.

We have suspended the payment of dividends on our common stock.

        For business reasons, in November 2009, our board of directors suspended payment of dividends on shares of our common stock. We can provide no assurance as to when we will resume paying dividends on our common stock, if at all. In the merger agreement, we have agreed not to pay any dividends to our stockholders.

Periods of adverse market volatility could adversely affect our liquidity.

        During periods of increased adverse market volatility, such as the current extended disruption in the global liquidity markets, we are exposed to the risk that the availability under our funding sources may decline and/or we may have to post additional margin collateral, which may have a material adverse impact on our available liquidity. As a result, our contingent liquidity reserves may not be sufficient in the event of a material adverse change in the credit markets and related market price market volatility. For example, as of December 31, 2009, we were required to post cash margin collateral of $10.5 million relating to our use of CDS. Additionally, demands on liquidity may result in further deleveraging of the portfolio, which could adversely impact our earnings.

The weakness in the mortgage market has caused us to expect increased losses related to our holdings.

        The sub-prime market has been severely affected by changes in the lending landscape. Access to mortgages for sub-prime borrowers has been and is expected to remain substantially limited for the foreseeable future. This limitation on financing generally has had a negative impact on sub-prime borrowers, especially those whose interest rates on loans are resetting, and has resulted in increased default rates. The severity of the liquidity limitation was largely unanticipated by the markets. As well, the liquidity issues also affect prime and Alt-A Non-Agency lending, with mortgage rates remaining much higher and many product types being severely curtailed. At the margin, this has an impact on new demand for homes, which has compressed the home ownership rates and is expected to weigh heavily on future home price performance. There is a strong correlation between home price growth rates and mortgage loan delinquencies. This comes in addition to the delinquency pressures in the sub-prime market resulting from weaker underwriting, which put many sub-prime lenders out of business in 2006 and 2007. The market deterioration has caused us to expect increased losses related to our holdings and has resulted in a lower market value for our holdings. We believe that, at this time, the underlying losses in the sub-prime market have not fully manifested themselves in the securitizations. For the year ended December 31, 2009, we had impairments on RMBS totaling $15.3 million, which included impairments on sub-prime RMBS totaling $6.2 million.

        As commercial real estate fundamentals have started to weaken, prices on CMBS have declined and yield spreads on CMBS have widened significantly. This widening has forced interest rates on commercial real estate mortgages wider and the higher mortgage rate environment could depress prices on commercial real estate properties that require financing over the near term. Prices also are suffering from poor technicals as balance sheet deleveraging caused by the credit crisis is causing forced selling into the market. For the year ended December 31, 2009, we had impairments on CMBS totaling $62.6 million.

We leverage our investments, which may negatively affect our return on our investments and may reduce cash available for distribution.

        To the extent available, we intend to continue to leverage our investments through borrowings, generally through the use of warehouse facilities, bank credit facilities, secured loans, securitizations (including the issuance of CDOs, when possible), loans to entities in which we hold, directly or indirectly, interests in pools of assets, and other borrowings, in each case, when markets permit. We are not limited in the amount of leverage we may use other than by general market conditions. The percentage of leverage varies depending on our ability to obtain credit facilities and the lenders' and rating agencies' estimate of the stability of the investments' cash flow. Our return on our investments and cash available for distribution to our stockholders may be reduced to the extent that changes in market conditions increase the cost of our financing relative to the income that can be derived from the assets acquired. Our debt service payments will reduce cash flow available for distributions to stockholders. We may not be able to meet our debt service obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to foreclosure or sale to satisfy the obligations. We have in the past leveraged and may in the future leverage certain of our assets through repurchase agreements. A decrease in the value of these assets may lead to margin calls, which we will have to satisfy. We may not have the funds available to satisfy any such margin calls and may have to sell assets at a time when we might not otherwise choose to do so.

        Further, credit facility providers and warehouse facility providers may require us to maintain a certain amount of uninvested cash or to set aside unlevered assets sufficient to maintain a specified liquidity position, which would allow us to satisfy our collateral obligations. As a result, we may not be able to leverage our assets as fully as we would choose, which could reduce our return on assets. In the event that we are unable to meet these collateral obligations, our financial condition could deteriorate rapidly and we could be forced to sell additional investments at a loss.

Recently adopted amendments to accounting standards will require us to consolidate previous and any potential future securitization transactions, which will have a significant impact on our consolidated financial statements and net worth.

        In June 2009, the Financial Accounting Standards Board, or the FASB, issued FASB ASC 860-10-65-3 (previously SFAS 166) and FASB ASC 810-10-65-2 (previously SFAS 167), which significantly change the accounting for transfers of financial assets and the criteria for determining whether to consolidate a variable interest entity, or a VIE. FASB ASC 860-10-65-3 eliminates the qualifying special purpose entity, or the QSPE, concept, establishes conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies the financial asset derecognition criteria, revises how interests retained by the transferor in a sale of financial assets initially are measured, and removes the guaranteed mortgage securitization recharacterization provisions. FASB ASC 810-10-65-2 requires reporting entities to evaluate former QSPEs for consolidation, changes the approach to determining a VIE's primary beneficiary from a mainly quantitative assessment to an exclusively qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a VIE. We have evaluated the provisions of these two statements and believe that their application will result in the consolidation of six of the QSPEs, or more specifically the underlying trusts for certain of the subordinate CMBS, that we owned as of December 31, 2009, which may result in our balance sheet and statement of operations not being comparable from period to period. Implementation of these standards requires us to make major operational and system changes to incorporate the additional financial reporting requirements.

        Although we are still assessing the impact of these new accounting standards, we currently expect that the adoption of these accounting standards will require that we consolidate onto our balance sheet all assets and liabilities and onto our statement of operations all revenues and expenses of the underlying trusts for certain of the subordinate CMBS that we owned after December 31, 2009. Because of the magnitude and complexity of the operational and system changes that we are making and the limited amount of time available to complete and test our systems development, there is a risk that unexpected developments could make it difficult for us to implement all of the necessary system changes and internal control processes by the January 1, 2010 effective date. Failure to make these changes by the effective date could have a material adverse impact on us, including on our ability to produce financial reports on a timely basis or to remain in compliance with the financial covenants in our credit agreement. In addition, making the necessary operational and system changes in a compressed time frame diverts resources from our other business requirements and corporate initiatives and could result in significantly increased operating costs, which could have a material adverse impact on our operations.

We may be required to post significant amounts of cash collateral at any time to satisfy our margin requirements under many of our financing arrangements, which could adversely affect our liquidity, results of operations and financial condition.

        We invest in derivatives and when available in the future, may finance certain of our investments with debt, such as repurchase agreements, in each case that are subject to margin calls. Under the terms of these agreements, the value of the derivative contract or the value of the assets underlying the debt is marked-to-market by the counterparty or the lender at the counterparty's or lender's discretion, including on a daily basis. If the value of the underlying derivative or asset declines, the counterparty or lender has the ability to require us to post additional margin—cash or other liquid collateral—to compensate for the decline in value of the derivative or asset. Conversely, if the value of the underlying derivative or asset increases, a portion of the margin we previously posted may be returned to us. We typically are required to post additional margin in response to any margin call within 24 hours in order to avoid defaulting under the terms of the instrument governing the derivative transaction or financing arrangement.

        We are subject to margin calls at any time, and being forced to post additional margin could adversely affect our business in a number of ways. Posting additional margin decreases our cash available to make other, higher yielding investments (thereby decreasing our return on equity) or to satisfy other obligations, including future margin calls. If we do not have the funds available, or otherwise elect not, to satisfy any future margin calls, we could be forced to sell one or more investments at a loss. Moreover, we may be unable, in light of market conditions or other factors, to sell sufficient assets to satisfy the margin requirements within the timeframe required by counterparties or lenders, which in the case of lenders, would entitle them to seize the underlying asset and seek payment from us for any shortfall between the value of our obligation to the lender and the value of the asset surrendered. Such a situation would likely result in a rapid deterioration of our financial condition and possibly necessitate a filing for protection under the United States Bankruptcy Code. As of December 31, 2009, we had exposure to margin calls of $0.4 million.

We are dependent on our Manager and our sub-advisors and may not find suitable replacements if our Manager terminates the management agreement.

        We are externally managed by our Manager. Other than our President and Chief Executive Officer, all of our officers and all of our Manager's officers are employees of Brookfield, BIM or certain of their respective affiliates. We have no separate facilities and are completely reliant on our Manager, which has significant discretion as to the implementation of our operating policies and strategies. We are subject to the risk that our Manager will terminate the management agreement, thereby triggering a termination of our sub-advisors, and that no suitable replacements will be found to manage us. We believe that our success depends to a significant extent upon the experience of our Manager's executive officers, whose continued service is not guaranteed. Although we have renewed our management agreement with our Manager for the 2010 year, if our Manager terminates the management agreement, we may not be able to execute our business plan and may suffer additional losses, which could materially decrease cash available for distribution to our stockholders.

Our Manager has limited prior experience managing a REIT and we cannot assure you that our Manager's past experience will be sufficient to successfully manage our business as a REIT.

        The federal income tax laws impose numerous constraints on the operations of REITs. Our Manager's and its employees' limited experience in managing a portfolio of assets under REIT and Investment Company Act constraints may hinder their ability to achieve our investment objective. In addition, maintaining our REIT qualification limits the types of investments we are able to make. We can offer no assurance that our Manager will replicate its historical success or its management team's success in its previous endeavors, and we caution you that our investment returns could be substantially lower than the returns achieved by funds managed by our Manager and its affiliates and their other endeavors.

We are dependent upon our Manager's key personnel and the resources of our sub-advisors for our success and the departure of any of these key personnel or the elimination of resources of our sub-advisors could negatively affect our performance.

        We depend on the diligence, skill and network of business contacts of the senior management of our Manager and its affiliates, who direct the management activities of our Manager. The senior management of our Manager evaluates, negotiates, structures, closes and monitors our investments. Our continued success will depend on the continued service of the senior management team of our Manager and its affiliates. The departure of any of the senior managers of our Manager, or of a significant number of the investment professionals or principals of our Manager and its affiliates, could have a material adverse effect on our performance. In addition, we can offer no assurance that our Manager will remain as our manager or that we will continue to have access to our Manager's and its affiliates' respective principals and professionals or their information and deal flow. We also depend on the resources of our sub-advisors in connection with sourcing and managing our investments and executing our investment strategy.

Our Manager's incentive fee may have induced it to make certain investments, including speculative investments, that increase the risk of our investment portfolio.

        Our Manager's entitlement to an incentive fee may have caused it to invest in high-risk investments. In addition to its base management fee, our Manager is entitled to receive incentive compensation based entirely upon our achievement of targeted levels of net income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may have led our Manager to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, in order to achieve higher incentive compensation. Investments with higher yield potential generally are riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

Our Manager manages our portfolio pursuant to very broad investment guidelines and our board of directors does not approve each investment decision made by our Manager, which may result in our making riskier investments with which you do not agree and which could cause our operating results and the value of our common stock to decline.

        Our Manager is authorized to follow very broad investment guidelines. Although our directors periodically review our investment guidelines and our investment portfolio, other than any investments involving our affiliates or our sub-advisors' affiliates or investments proposed by Brookfield Sub-Advisor, which our audit committee is required to review and approve prior to such investments being made, our directors do not review all of our proposed investments. In addition, in conducting periodic reviews, our directors may rely primarily on information provided to them by our Manager or Brookfield Sub-Advisor. Furthermore, our Manager and Brookfield Sub-Advisor may use complex strategies in structuring transactions for us and those transactions may be difficult or impossible to unwind. Subject to maintaining our REIT qualification and our exemption from regulation under the Investment Company Act, our Manager has great latitude within the broad investment guidelines in determining the types of investments it makes for us.

        The failure of our management and our Manager to deploy our capital effectively could result in unfavorable returns, could have a material negative impact on our business, financial condition, liquidity and results of operations, could materially decrease cash available for distribution to our stockholders and could cause the value of our common stock to decline.

We may change our investment strategy and asset allocation without stockholder consent, which may result in riskier investments or in lower distributions to you.

        We have not adopted a policy as to the amounts to be invested in each of our intended investments, including securities rated below investment grade. Subject to our intention to invest in a portfolio that allows us to qualify as a REIT and remain eligible for an exclusion from regulation as an investment company under the Investment Company Act, we may change our investment strategy or asset allocation, including the percentage of assets that may be invested in each class, or in the case of securities, in a single issuer, at any time without the consent of our stockholders, which could result in our making investments that are different from, and possibly riskier than, the investments described in this report. A change in our investment strategy may increase our exposure to interest rate risk, default risk, real estate market fluctuations and liquidity risk, all of which could negatively affect the market price of our common stock and our ability to make distributions to you.

There are conflicts of interest in our relationship with our Manager, which could result in decisions that are not in the best interests of our stockholders and our financial condition could make it difficult to terminate our management agreement with our Manager.

        We are dependent on our Manager for our day-to-day management. Our chief financial officer and vice president and general counsel also serve as officers and/or directors of Brookfield, BIM or certain of their respective affiliates. As a result, our management agreement with our Manager was negotiated between related parties, and its terms, including fees payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

        Termination of the management agreement with our Manager without cause is difficult and costly. The management agreement provides that it may only be terminated without cause (a) at the expiration of the current term expiring on December 31, 2010 by notice given at least six months prior to the end of the term, or (b) annually upon the affirmative vote of at least two-thirds of our independent directors, or by a vote of the holders of at least a majority of the outstanding shares of our common stock, based upon:

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  unsatisfactory performance by our Manager that is materially detrimental to us or

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  a determination that the management fee payable to our Manager is not fair, subject to our Manager's right to prevent such a termination by accepting a mutually acceptable reduction of management fees.

        In addition, termination by Crystal River relating to unsatisfactory performance by our Manager or a determination that the management fee is not fair (subject to our Manager's right to reduce its fee to a mutually acceptable level) also require that our Manager be provided 180 days' prior notice of any such termination and be paid a termination fee equal to the amount of two times the sum of the average annual base management fee and the average annual incentive compensation earned by our Manager during the two 12-month periods immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination. These provisions may increase the effective cost to us of terminating the management agreement, thereby restricting our ability to terminate our Manager without cause. In addition, if we do not have sufficient liquidity to generate cash to pay a termination fee, we could effectively be precluded from terminating the management agreement absent concessions from our Manager. The ability of Brookfield and BIM and their respective officers and employees to engage in other business activities may reduce the time our Manager spends managing us.

        The management compensation structure that we have agreed to with our Manager may cause our Manager to invest in potentially higher yielding investments. Investments with higher yield potential generally are riskier or more speculative. The compensation we pay our Manager consists of both a base management fee that is not tied to our performance and an incentive management fee that is based entirely on our performance. The risk of the base management fee component is that it may not provide sufficient incentive to our Manager to generate attractive risk-adjusted returns for us. The risk of the incentive fee component is that it may cause our Manager to place undue emphasis on the maximization of GAAP net income at the expense of other criteria, such as preservation of capital, in order to achieve a higher incentive fee. This could result in increased risk to the value of our investment portfolio. Subject to certain limitations, our Manager will receive at least 10% of its incentive fee in the form of shares of our common stock, and, at our Manager's option, may receive up to 100% of its incentive fee in the form of shares of our common stock. Our Manager has agreed not to sell such shares prior to one year after the date such shares are issued. Our Manager has the right in its discretion to allocate these shares to its officers, employees and other individuals who provide services to us. However, any of these shares that our Manager so allocates will be subject to the same one-year restriction on sale. Any such shares received would have the benefit of registration rights.

Our Manager and our sub-advisors are not contractually obligated to dedicate their time to us and may engage in other activities that compete with us, which may result in conflicts of interest that could cause our results of operations to be lower or result in increased risk to the value of our investment portfolio.

        The ability of our sub-advisors and their respective officers and employees to engage in other business activities may result in conflicts of interest and may reduce the time they spend acting as a sub-advisor to us. In addition, the management compensation structure that we and our Manager have agreed to with Brookfield Sub-Advisor may cause Brookfield Sub-Advisor to source potentially higher yielding investments. Investments with higher yield potential generally are riskier or more speculative. The compensation our Manager pays Brookfield Sub-Advisor is equal to 20% of the base management fee and incentive management fees we pay to our Manager. The base management fee is not tied to our performance and the incentive management fee is based entirely on our performance. The risk of the base management fee component is that it may not provide sufficient incentive to Brookfield Sub-Advisor to generate attractive risk-adjusted returns for us in the investments that they source for us. The risk of the incentive fee component is that it may cause Brookfield Sub-Advisor to place undue emphasis on the maximization of GAAP net income at the expense of other criteria, such as preservation of capital, in order to achieve a higher incentive fee. This could result in increased risk to the value of our investment portfolio.

We may compete with existing and future investment vehicles for access to Brookfield, BIM and our sub-advisors and their affiliates, which may reduce investment opportunities available to us.

        Brookfield currently sponsors several investment vehicles with investment focuses that overlap our investment focus. In addition, at December 31, 2009, BIM managed more than 20 client accounts and closed-end funds with an investment focus that overlapped our investment focus, and each of Brookfield and BIM may in the future sponsor or manage other investment vehicles that have overlapping focuses with our investment focus. Accordingly, we compete for access to the benefits that we expect our relationship with our Manager and our sub-advisors and their affiliates to provide and to the time of their investment professionals to carry out and facilitate our investment activities. Our rights to participate in investment opportunities with respect to assets managed by BIM are subject to BIM's conflict of interest policy. Brookfield and Brookfield Sub-Advisor are not subject to BIM's conflict of interest policy and are not obligated to offer us any investment opportunities and any decision to do so will be entirely within their discretion. In addition, we may make investments that are senior or junior to participations in, or have rights and interests different from or adverse to, the investments made by other vehicles or accounts managed by Brookfield or BIM. Our interests in such investments may conflict with the interests of such other vehicles or accounts in related investments at the time of origination or in the event of a default or restructuring of the investment. If a default occurs with respect to such an investment, our Manager will advise our independent directors, who will direct our Manager with respect to the resolution or disposition of the investment.

We may acquire investments from Brookfield and BIM or their affiliates or otherwise participate in investments in which they have an interest or for which they have a related investment, which could result in conflicts of interest.

        If we have investable cash, we might continue to acquire investments from Brookfield and BIM or their affiliates, make investments that finance their investments or make co-investments with them. These transactions are not at arm's length, will not be the result of arm's length negotiations and will involve conflicts between our interests and the interest of Brookfield, BIM and their affiliates in obtaining favorable terms and conditions. There can be no assurance that any procedural protections, such as obtaining market prices, other reliable indicators of fair market value, independent valuations or appraisals and the prior approval of our independent directors, will be sufficient to ensure that the consideration we pay for these investments will not exceed their fair market value.

We operate in a highly competitive market for investment opportunities, and we may not be able to identify and make investments that are consistent with our investment objectives.

        A number of entities compete with us to make the types of investments that we plan to make. We compete with other REITs, public and private funds, commercial and investment banks and commercial finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. We cannot assure you that the competitive pressures we face will not have a material negative impact on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Failure to procure adequate capital and funding would negatively affect our results and may, in turn, negatively affect the market price of shares of our common stock and our ability to distribute dividends.

        We depend upon the availability of adequate funding and capital for our operations. As a REIT, we are required to distribute annually at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, to our stockholders and are therefore not able to retain significant amounts of our earnings for new investments. However, Crystal River Capital TRS Holdings, Inc., our TRS, is able to retain earnings for investment in new capital, subject to the REIT requirements that place a limitation on the relative value of TRS stock and securities owned by a REIT. The failure to secure acceptable financing could reduce our taxable income, as our investments would no longer generate the same level of net interest income due to the lack of funding or increase in funding costs. The reduction in our taxable income in recent quarters has, and future reductions would, reduce our liquidity and our ability to make distributions to our stockholders. The global credit crisis has significantly limited our ability to access capital, and we cannot assure you that any, or sufficient, funding or capital will be available to us in the future on terms that are acceptable to us. Therefore, in the event that we cannot obtain sufficient funding on acceptable terms, there may be further declines in the market price of our common stock and our ability to make distributions.

If we issue senior securities, we will be subject to additional restrictive covenants and limitations on our operating flexibility, which could materially decrease cash available for distribution to our stockholders.

        If we decide to issue senior securities in the future, it is likely that they will be governed by an indenture or other instrument containing covenants that will restrict our operating flexibility. Holders of senior securities may be granted specific rights, including but not limited to the right to hold a perfected security interest in certain of our assets, the right to accelerate payments due under the indenture, rights to restrict dividend payments, and rights to require approval to sell assets. Additionally, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock. We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities.

We may not be able to successfully complete securitization transactions, which could inhibit our ability to grow our business and could negatively affect our results of operations.

        In addition to issuing senior securities to raise capital as described above, we may, to the extent consistent with the REIT requirements, seek to securitize certain of our portfolio investments to generate cash for funding new investments. This would involve creating a special-purpose vehicle, contributing a pool of our assets to the entity, and selling interests in the entity on a non-recourse basis to purchasers (whom we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools). We would expect to retain all or a portion of the equity in the securitized pool of portfolio investments. In the past, we have initially financed our investments with relatively short-term credit facilities and reverse repurchase arrangements. We used these short-term facilities to finance the acquisition of securities until a sufficient quantity of securities had been accumulated, at which time we would refinance these facilities through a securitization, such as a CDO issuance, or other long-term financing. When we employed this strategy, we were subject to the risk that we would not be able to acquire, during the period that our short-term facilities were available, a sufficient amount of eligible securities to maximize the efficiency of a CDO issuance. We also were subject to the risk that we would not be able to obtain short-term credit facilities or would not be able to renew any short-term credit facilities after they expire should we find it necessary to extend our short-term credit facilities to allow more time to seek and acquire the necessary eligible securities for a long-term financing. While we are not currently acquiring investments for the purpose of securitizing them through a CDO issuance for the reasons stated below, the inability to renew our short-term credit facilities may require us to seek more costly financing for our current investments or to liquidate assets.

        Conditions in the capital markets have caused the CDO market to completely shut down. In this regard, as discussed in the "Trends; Current Market Environment; Current Portfolio Considerations" section of Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of this Form 10-K, which we refer to as our MD&A, our Manager has determined that we should lower our amount of leverage. Downgrades of structured securities by the rating agencies are likely to continue through at least 2010. Large-scale downgrades and other factors have caused a liquidity crisis, as the downgrades have triggered forced sales of MBS by structured investment vehicles, or SIVs, asset-backed commercial paper issuers, or ABCPs, and financial institutions. The inability to securitize our portfolio has, and may continue to, hurt our performance and our ability to grow our business. At the same time, the securitization of our portfolio investments might expose us to losses, as the residual portfolio investments in which we do not sell interests will tend to be riskier and more likely to generate losses.

The use of CDO financings with over-collateralization requirements may continue to have a negative impact on our cash flow.

        The terms of our initial CDO financing, CDO 2005-1, required that the principal amount of assets must exceed the principal balance of the related bonds by a certain amount, which is commonly referred to as "over-collateralization." In this regard, see "Financial Condition—Liabilities—CDO Liabilities" in our MD&A for a discussion regarding CDO 2005-1's failure to comply with certain cash flow tests and the resulting diversion of cash flow from lower-rated debt securities of CDO 2005-1 that we hold to amortize senior debt securities issued by CDO 2005-1 that are held by others. We cannot assure you that the performance tests will be satisfied. If our assets fail to perform as anticipated, our over-collateralization or other credit enhancement expense associated with our CDO financings will increase.

An increase in our borrowing costs relative to the interest we receive on our assets may negatively affect our profitability and thus our cash available for distribution to our stockholders.

        As our short-term borrowings mature, we will be required either to enter into new borrowings or to sell certain of our investments at times when we might not otherwise choose to do so. An increase in short-term interest rates at the time that we seek to enter into new borrowings would reduce the spread between our returns on our assets and the cost of our borrowings. This would negatively affect our returns on our assets that are subject to prepayment risk, including our commercial loans and our MBS, which might reduce earnings and, in turn, cash available for distribution to our stockholders.

We may not be able to renew the total return swaps that we enter into, which could adversely affect our leveraging strategy.

        In the future, we may leverage certain of our investments through the use of total return swaps, which are swaps in which the non-floating rate side is based on the total return of an equity instrument or a fixed income instrument with a life longer than the swap. We may wish to renew these swaps, which are for specified terms, as they mature. However, there is a limited number of providers of such swaps, and there is no assurance the initial swap providers would choose to renew the swaps, and, if they do not renew, that we would be able to obtain suitable replacement providers. Providers may choose not to renew our total return swaps for a number of reasons, including:

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  increases in the provider's cost of funding;

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  insufficient volume of business with a particular provider;

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  our desire to invest in a type of swap that the provider does not view as economically attractive due to changes in interest rates or other market factors; or

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  our inability to agree with a provider on terms.

        Furthermore, our ability to invest in total return swaps, other than through a TRS, may be severely limited by the REIT qualification requirements because total return swaps are not qualifying assets and do not produce qualifying income for purposes of the REIT asset and income tests.

Hedging against interest rate exposure may adversely affect our earnings, which could reduce our cash available for distribution to our stockholders.

        Subject to maintaining our qualification as a REIT and our exemption from regulation under the Investment Company Act, we often pursue various hedging strategies to seek to reduce our exposure to losses from adverse changes in interest rates. Our hedging activity varies in scope based on the level and volatility of interest rates, the type of assets held, and other changing market conditions. Interest rate hedging may fail to protect or could adversely affect us because, among other things:

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  interest rate hedging can be expensive, particularly during periods of rising and volatile interest rates;

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  available interest rate hedges may not correspond directly with the interest rate risk for which protection is sought;

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  the duration of the hedge may not match the duration of the related liability;

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  the amount of income that a REIT may earn from hedging transactions (other than through TRSs) to offset interest rate losses is limited by federal tax provisions governing REITs;

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  the credit quality of the party owing money on the hedge may be downgraded to such an extent that it impairs our ability to sell or assign our side of the hedging transaction; and

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  the party owing money in the hedging transaction may default on its obligation to pay.

        Our hedging activity may adversely affect our earnings, which could reduce our cash available for distribution to our stockholders. We have utilized and in the future may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors and credit default swaps to seek to hedge against mismatches between the cash flows on our assets and the interest payments on our liabilities or fluctuations in the relative values of our portfolio positions, in each case resulting from changes in market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

        Although we may enter into hedging transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

        In addition, by entering into derivative contracts in connection with hedging transactions, we could be required to fund cash payments in certain circumstances. These potential payments will be contingent liabilities and therefore may not appear on our balance sheet. Our ability to fund these contingent liabilities will depend on the liquidity of our assets and access to capital at the time, and the need to fund these contingent liabilities could adversely affect our financial condition.

Loss of Investment Company Act exclusion would adversely affect us and could cause a decline in the market price of our common stock and limit our ability to distribute dividends.

        Because registration as an investment company would significantly affect our ability to engage in certain transactions or to organize ourselves in the manner we are currently organized, we intend to maintain our qualification for certain exclusions from registration under the Investment Company Act. Because we conduct our business directly and through wholly-owned subsidiaries, we must ensure not only that we, but also that each of our subsidiaries, qualify for an exclusion or exemption from regulation under the Investment Company Act.

        If we fail to satisfy the requirements provided in the Investment Company Act to preserve our exclusion from regulation under the Investment Company Act, we could be required to materially restructure our activities and to register as an investment company under the Investment Company Act, which could have a material adverse effect on our operating results. Further, if it were established that we were an unregistered investment company, there would be a risk that we would be subject to monetary penalties and injunctive relief in an action brought by the Commission, that we would be unable to enforce contracts with third parties, and that third parties could seek to obtain rescission of transactions undertaken during the period it was established that we were an unregistered investment company.

Rapid changes in the values of our MBS and other real estate related investments may make it more difficult for us to maintain our qualification as a REIT or exclusion from regulation under the Investment Company Act, which may cause us to change our mix of portfolio investments which may not produce optimal returns consistent with our investment strategy.

        If the market value or income potential of our MBS and other real estate related investments declines as a result of increased interest rates, prepayment rates or other factors, we may need to increase our real estate investments and income and/or liquidate our non-qualifying assets in order to maintain our REIT qualification or exclusion from regulation under the Investment Company Act. If the decline in real estate asset values and/or income occurs quickly, this may be especially difficult to accomplish. This difficulty may be exacerbated if the assets that we need to sell to comply with the requirements for qualification as a REIT or to qualify for an exclusion from regulations under the Investment Company Act have no pre-existing trading market and cannot easily be sold. To the extent that the assets we need to sell are composed of subordinated MBS, individually-negotiated loans, loan participations or mezzanine loans for which there is no established trading market, we may have difficulty selling such investments quickly for their fair value. Accordingly, we may have to make investment decisions that we otherwise would not make absent the REIT and Investment Company Act considerations.

We are highly dependent on communications and information systems operated by Brookfield and BIM or by third parties, and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

        Our business is highly dependent on communications and information systems, including all of BIM's proprietary analytical systems and models and certain third-party systems and models. Any failure or interruption of our systems or the systems operated by Brookfield or BIM or by third parties on which we rely, as many experienced as part of system-wide interruptions following the September 11, 2001 terrorist attacks and the East Coast electrical power blackout in August 2003, could cause delays or other problems in our securities trading activities, including MBS trading activities, which could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends.

Terrorist attacks and other acts of violence or war may affect the market for our common stock, the industry in which we conduct our operations and our profitability.

        The terrorist attacks on September 11, 2001 disrupted the U.S. financial markets, including the real estate capital markets, and negatively affected the U.S. economy in general. Any future terrorist attacks, the anticipation of any such attacks, the consequences of any military or other response by the U.S. and its allies, and other armed conflicts could cause consumer confidence and spending to decrease or result in increased volatility in the United States and worldwide financial markets and economy. The economic impact of these events could also adversely affect the credit quality of some of our loans and investments and the property underlying our MBS. Some of our loans and investments are more susceptible to the adverse effects discussed above than others, such as hotel loans, which may experience a significant reduction in occupancy rates following any future attacks. We may suffer losses as a result of the adverse impact of any future attacks and these losses may adversely affect our performance and revenues and may result in volatility of the value of our securities. A prolonged economic slowdown, a recession or declining real estate values could impair the performance of our investments and harm our financial condition, increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses, and we cannot predict the severity of the effect that such future events would have on the U.S. financial markets, the economy or our business. The types of losses described above resulting from these types of events are uninsurable.

        In addition, the events of September 11 created significant uncertainty regarding the ability of real estate owners of high-profile assets to obtain insurance coverage protecting against terrorist attacks at commercially reasonable rates, if at all. With the enactment of the Terrorism Risk Insurance Act of 2002 (TRIA), and the subsequent enactment of the Terrorism Risk Insurance Extension Act of 2005 and the Terrorism Risk Insurance Revision and Extension Act of 2007, which extended TRIA through the end of 2017, insurers must make terrorism insurance available under their property and casualty insurance policies, but this legislation does not regulate the pricing of such insurance. The absence of affordable insurance coverage may adversely affect the general real estate lending market, lending volume and the market's overall liquidity and it may reduce the number of suitable investment opportunities available to us and the pace at which we are able to make investments. If the properties in which we invest are unable to obtain affordable insurance coverage, the value of those investments could decline, and in the event of an uninsured loss, we could lose all or a portion of our investment.

Risks Related to the Merger

Completion of the Merger is subject to various conditions, and the Merger may not occur even if we obtain stockholder approval. Completion of the Merger is subject to various risks, including, but not limited to:

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  the failure of stockholders holding a majority of the shares of our outstanding common stock to approve the merger proposal;

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  Brookfield's right to terminate the merger agreement if a material adverse effect has occurred to Crystal River, as that term is defined in the merger agreement;

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  the enactment of a law or issuance of an order by a governmental authority prohibiting the completion of the Merger;

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  the failure of any other conditions in the merger agreement; and

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  the failure of the Merger to close for any other reason.

        As a result of these risks, there can be no assurance that the Merger will be completed even if we obtain stockholder approval. If our stockholders do not approve the merger proposal or if the Merger is not completed for any other reason, we expect that our current external manager, under the direction of our board of directors, will continue to serve as our Manager.

Failure to complete the Merger could negatively impact the market price of our common stock. If the Merger is not completed for any reason, we will be subject to a number of material risks, including the following:

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  the market price of our common stock may decline to the extent that investors believe that the Merger is our best alternative;

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  we will face liquidity and other risks discussed below; and

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  we must pay certain costs related to the Merger even if the Merger is not completed, such as legal fees and certain investment banking fees, and, subject to certain exceptions and limitations, the expenses of Brookfield, in connection with the Merger and the merger agreement.

        If the merger agreement is terminated and our board of directors seeks another merger or business combination, we cannot offer any assurance that we will be able to find an acquirer willing to pay an equivalent or better price than the price to be paid under the merger agreement.

If the Merger is not completed, we may be required to seek protection from our creditors by filing under the U.S. Bankruptcy Code, or an involuntary petition for bankruptcy may be filed against us.

        It is likely that if the Merger is not consummated and no superior bid is received, we may be required to seek protection from our creditors by filing under the U.S. Bankruptcy Code, or an involuntary petition for bankruptcy may be filed against us in light of our financial condition.

        As stated above, unless extended, our credit agreement will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. Accordingly, if the merger agreement is terminated, it may cause our credit agreement to terminate earlier than it otherwise would, which will cast substantial doubt on our ability to continue as a going concern.

        If the Merger is not consummated and no superior bid is received, or if the credit agreement is terminated and we are unable to replace our existing credit facility, we may not have sufficient liquidity for our operations and may be forced to file for bankruptcy protection, or an involuntary petition for bankruptcy may be filed against us, which could eliminate any value for our equity.

Several lawsuits have been filed against us, the members of our board of directors, Brookfield and B Acquisition Sub Inc. challenging the Merger, and an adverse judgment in such lawsuits may prevent the Merger from becoming effective or from becoming effective within the expected timeframe.

        We, the members of our board of directors, and in some instances Brookfield and B Acquisition Sub Inc. have been named as defendants in purported class action lawsuits brought by our stockholders challenging the proposed Merger, seeking, among other things, to enjoin the defendants from consummating the Merger on the agreed-upon terms. If the plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the Merger on the agreed-upon terms, the injunction may prevent the completion of the Merger in the expected timeframe (or altogether). See "Item 3. Litigation" for more information about the putative class action lawsuits related to the Merger that have been filed.

Risks Related to Our Investments

Our real estate investments are subject to risks particular to real property, any of which could reduce our returns on such investments and limit our cash available for distribution to our stockholders.

        We own assets secured by real estate and also own real estate directly. Real estate investments will be subject to various risks, including:

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  acts of God, including hurricanes, earthquakes, floods and other natural disasters, which may result in uninsured losses;

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  acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001;

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  adverse changes in national and local economic and market conditions;

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  changes in governmental laws and regulations, fiscal policies and zoning ordinances and the related costs of compliance with laws and regulations, fiscal policies and ordinances;

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  the financial condition of JPMorgan Chase, the sole tenant at our triple net lease properties;

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  costs of remediation and liabilities associated with environmental conditions such as indoor mold; and

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  the potential for uninsured or underinsured property losses.

        If any of these or similar events occurs, it may reduce our return from an affected property or investment and reduce or eliminate our ability to make distributions to stockholders.

The mortgage loans in which we invest and the mortgage loans underlying the MBS and asset-backed securities in which we invest are subject to delinquency, foreclosure and loss, which could result in losses to us.

        Commercial mortgage loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure, and risks of loss that are greater than similar risks associated with loans secured by single-family residential properties. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower's ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

        Residential mortgage loans are secured by single-family residential property or 2-4 family residential property and are subject to risks of delinquency, foreclosure, and loss. The ability of a borrower to repay a loan secured by a residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, payment increases under the terms of the loan, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower's ability to repay its loans. ABS are bonds or notes backed by loans and/or other consumer financial assets. The ability to repay these loans or other financial assets is dependent upon the income or assets of the borrower, or revenue produced by the assets in the case of commercial assets.

        In the event of any default under a mortgage loan held directly by us, we will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral to be liquidated and the principal and accrued interest of the mortgage loan and other costs, which could have a material adverse effect on our cash flow from operations. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law, which could result in a total loss of our investment.

        Foreclosure of a mortgage loan can be an expensive and lengthy process, which could have a substantial negative effect on our anticipated return on the foreclosed mortgage loan. RMBS evidence interests in, or are secured by, pools of residential mortgage loans and CMBS evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the MBS in which we invest are subject to all of the risks of the underlying mortgage loans.

        In addition, residential mortgage borrowers may not be prevented by the terms of their mortgage loans from prepaying their loans in whole or in part at any time. Borrowers prepay their mortgages for many reasons, but typically, when interest rates decline or when home prices rise, borrowers tend to prepay at faster rates. To the extent that the underlying mortgage borrowers in any of our mortgage loan pools or the pools underlying any of our mortgage-backed securities prepay their loans, we will likely receive funds that will have to be reinvested, and we may need to reinvest those funds at less desirable rates of return.

        Approximately 0.6% of our investment portfolio as of December 31, 2009 was comprised of mortgage-backed securities collateralized by sub-prime residential mortgages. Sub-prime residential mortgage loans generally are loans to credit impaired borrowers and borrowers that are ineligible to qualify for loans from conventional mortgage sources due to credit characteristics, higher debt-to-income ratios or less than full documentation standards. Loans to lower credit grade borrowers generally experience higher-than-average default rates than do conforming mortgage loans. Material differences in expected default rates, loss severities and/or prepayments on the sub-prime mortgage loans from what was estimated in connection with the original underwriting of such loans could cause reductions in our income and adversely affect our operating results, with respect to our investments in mortgage-backed securities. If we underestimate the extent of losses that our investments in mortgage-backed securities will incur, then our business, financial condition, liquidity and results of operations could be adversely affected. For a description of the recent weakness in the sub-prime market, see "Part I. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Trends; Current Market Environment; Current Portfolio Considerations."

An increase in the yield spread of our assets may cause the market price of our common stock to drop.

        One of the factors that investors may consider in deciding whether to buy or sell shares of our common stock is the relative yield spread differential between the assets that we own and their valuation relative to comparable duration Treasuries. Increases in the yield spread differential have lowered the book value of our assets, which has contributed to the decline in the value of our common stock. Additional increases in the yield spread differential could have a similar effect. Over the last 24 months, yield spreads on our assets have dramatically widened and the price of our common stock has declined from $14.44 on December 31, 2007 to $0.72 on March 23, 2010.

Our investments in CMBS generally are subordinated and could subject us to increased risk of losses.

        In general, losses on an asset securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit provided by the borrower, if any, then by the "first loss" subordinated security holder and then by the "second loss" subordinated security holder. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which we invest, we may not be able to recover all of our investment in the securities we purchase. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline and, as a result, less collateral is available to satisfy interest and principal payments due on the related MBS, the securities in which we invest may effectively become the "first loss" position behind the more senior securities, which may result in significant losses to us and may be in excess of our underwriting assumptions.

        The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic downturns or individual issuer developments. A projection of an economic downturn, for example, could cause a decline in the price of lower credit quality securities because the ability of obligors of mortgages underlying MBS to make principal and interest payments or to refinance may be impaired. In this case, existing credit support in the securitization structure may be insufficient to protect us against loss of our principal on these securities.

        As of December 31, 2009, there were $41.1 million of principal writedowns due to losses on underlying loans within the securitizations of which our CMBS Primary Asset is a part.

Although we seek to match fund our investments to limit refinance risk and lock in net spreads, we do not employ this strategy with respect to certain of our investments, which increases the risks related to refinancing these investments.

        A key to our investment strategy is to finance our investments using match funded financing structures, which match assets and liabilities with respect to maturities and interest rates. This limits our refinance risk, including the risk of being able to refinance an investment or refinance on favorable terms. We generally use match funded financing structures, such as CDOs, to finance our investments in real estate securities and loans, and long term mortgage financings to finance our owned commercial real estate properties. However, our Manager may elect for us to bear a level of refinancing risk on a short term or longer term basis, such as is the case with investments financed with repurchase agreements, when, based on all of the relevant factors, bearing such risk is advisable or when match funded financing structures or other long term financing is not available. The decision not to match fund certain investments exposes us to additional refinancing risks that may not apply to our other investments. As noted above, the issuance of CDOs has come to a halt.

        In addition, we anticipate that, in most cases, for any period during which our floating rate assets are not match funded with respect to maturity, the income from such assets may respond more slowly to interest rate fluctuations than the cost of our borrowings. Because of this dynamic, interest income from such investments may rise more slowly than the related interest expense, with a consequent decrease in our net income. Interest rate fluctuations resulting in our interest expense exceeding interest income would result in operating losses for us from these investments.

        Accordingly, if we do not or are unable to match fund our investments with respect to maturities and interest rates, we will be exposed to the risk that we may not be able to finance or refinance our investments on economically favorable terms or may have to liquidate assets at a loss.

We may not be able to finance our investments on a long term basis on attractive terms, including by means of securitization, which may require us to seek more costly financing for our investments or to liquidate assets.

        When we acquire a portfolio of loans and securities that we finance on a short term basis with a view to securitization or other long term financing, we bear the risk of being unable to securitize the assets or otherwise finance them on a long term basis at attractive prices or in a timely matter, or at all. If it is not possible or economical for us to securitize or otherwise finance such assets on a long term basis, we may be unable to pay down our short term borrowings, or be required to liquidate the assets at a loss in order to do so.

        As of December 31, 2009, we had approximately $28.9 million of indebtedness maturing in the next 12 months. When this indebtedness becomes due, any inability to refinance or extend the maturity of this indebtedness on similar terms could have a material impact on our liquidity, our ability to pay future dividends and our ability to maintain our REIT status. Some of our investments securing these obligations are illiquid and this lack of liquidity could significantly impede our ability to realize the value at which such investments are carried if we are required to sell them to satisfy debt maturities.

Our assets may include high yield and subordinated corporate securities that have greater risks of loss than secured senior loans and if those losses are realized, they could negatively affect our earnings, which could materially decrease cash available for distribution to our stockholders.

        Our assets may include high yield and subordinated securities that involve a higher degree of risk than long-term senior secured loans. First, the high yield securities may not be secured by mortgages or liens on assets. Even if secured, these high yield securities may have higher loan-to-value ratios than a senior secured loan. Furthermore, our right to payment and the security interest may be subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect these loans and to recover any of the loan balance through a foreclosure of collateral.

        Certain of these high yield and subordinated securities may have an interest only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the obligation. In this case, a borrower's ability to repay its obligation may be dependent upon a liquidity event that will enable the repayment of the obligation.

        In addition to the above, numerous other factors may affect a company's ability to repay its obligation, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a company's financial condition and prospects may be accompanied by deterioration in the collateral securing the obligation. Losses in our high yield and subordinated securities could negatively affect our earnings, which could materially decrease cash available for distribution to our stockholders.

        High yield and subordinated securities from highly leveraged companies may have a greater risk of loss which, in turn, could materially decrease cash available for distribution to our stockholders.

        Leverage may have material adverse consequences to companies in which we will hold investments. These companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. As a result, these companies may have limited flexibility to respond to changing business and economic conditions and to business opportunities. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. As a result, leveraged companies have a greater risk of loss. Losses on our investments could negatively affect our earnings, which could materially decrease cash available for distribution to our stockholders.

We have invested in the equity securities of CDOs, and such investments involve various significant risks, including that CDO equity receives distributions from the CDO only if the CDO generates enough income to first pay the holders of its debt securities and its expenses.

        We have invested in the equity securities of CDOs. A CDO is a special-purpose vehicle that purchases collateral (such as ABS or MBS) that is expected to generate a stream of interest or other income. The CDO issues various classes of securities that participate in that income stream, typically one or more classes of debt instruments and a class of equity securities. The equity is usually entitled to all of the income generated by the CDO after the CDO pays all of the interest due on the debt securities and its expenses. However, there will be little or no income available to the CDO equity if there are defaults by the issuers of the underlying collateral and those defaults exceed a certain amount. In that event, the value of our investment in the CDO's equity could decrease substantially. In addition, the equity securities of CDOs are generally illiquid, and because they represent a leveraged investment in the CDO's assets, the value of the equity securities will generally have greater fluctuations than the values of the underlying collateral.

Investments in mezzanine loans involve greater risks of loss than senior loans secured by income-producing properties.

        Investments in mezzanine loans take the form of subordinated loans secured by second mortgages on the underlying property or loans secured by a pledge of the ownership interests in the entity that directly or indirectly owns the property. These types of investments involve a higher degree of risk than a senior mortgage loan because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, we may not have full recourse to the assets of the property owning entity, or the assets of the entity may not be sufficient to satisfy our mezzanine loan. If a borrower defaults on our mezzanine loan or debt senior to our loan, or in the event of a borrower bankruptcy, our mezzanine loan will be satisfied only after the senior debt is paid in full. As a result, we may not recover some or all of our investment, which could result in losses. In addition, mezzanine loans may have higher loan to value ratios than conventional mortgage loans, resulting in less equity in the property and increasing the risk of loss of principal. In this regard, we have had to write down a construction mezzanine loan by $14.6 million and a mezzanine loan by $6.4 million to date due to cost overruns and/or a deteriorating housing market in the locale where the project is located. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition—Assets—Commercial Real Estate Loan Investments—Mezzanine Loans, Construction Loans and Whole Loans."

Increases in interest rates and shifts in the yield curve could negatively affect the value of our investments, which could result in reduced earnings or losses and negatively affect the cash available for distribution to our stockholders.

        We invest indirectly in mortgage loans by purchasing MBS. Under a normal yield curve, an investment in MBS will decline in value if long-term interest rates increase. Despite Fannie Mae, Freddie Mac or Ginnie Mae guarantees of certain of the MBS we have owned in the past and may own in the future, those guarantees do not protect us from declines in market value caused by changes in interest rates. Declines in market value may ultimately reduce earnings or result in losses to us, which may negatively affect cash available for distribution to our stockholders.

        A significant risk associated with our investment in MBS is the risk that both long-term and short-term interest rates will increase significantly. If long-term rates increase significantly, the market value of these MBS would decline and the duration and weighted average life of the investments would increase. We could realize a loss if the securities were sold. At the same time, an increase in short-term interest rates would increase the amount of interest owed on the financing agreements we may enter into in order to finance the purchase of MBS.

        Market values of our investments may decline without any general increase in interest rates for a number of reasons, such as increases in defaults, increases in voluntary prepayments for those investments that are subject to prepayment risk, and widening of credit spreads.

Some of our portfolio investments are recorded at fair value as estimated by management and reviewed by our board of directors and, as a result, there is uncertainty as to the value of these investments.

        Some of our portfolio investments are in the form of securities or loans that are not publicly traded. The fair value of securities and other investments that are not publicly traded is not readily determinable. We value these investments quarterly at fair value as determined under policies approved by our board of directors. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The value of our common stock could be adversely affected if our determinations regarding the fair value of these investments are materially higher than the values that we ultimately realize upon their disposal.

The value of investments denominated or quoted in international currencies may decrease due to fluctuations in the relative rates of exchange among the currencies of different nations and by exchange control regulations.

        If we make investments denominated or quoted in foreign currencies, our investment performance may be negatively affected by a devaluation of that currency. Further, our investment performance may be negatively affected by currency exchange rates because the U.S. dollar value of investments denominated or quoted in another currency may increase or decrease in response to changes in the value of the currency in relation to the U.S. dollar.

Declines in the market values of our investments may adversely affect periodic reported results and credit availability, which may reduce earnings and, in turn, cash available for distribution to our stockholders.

        A substantial portion of our assets are classified for accounting purposes as "available-for-sale." Changes in the market values of those assets are directly charged or credited to stockholders' equity. As a result, a decline in values may reduce the book value of our assets. Moreover, if we determine the decline in value of an available-for-sale security to be other than temporary, such decline will reduce earnings. The total impairment charge for the year ended December 31, 2009 was $77.9 million.

        All of our repurchase agreements are subject to bilateral margin calls in the event that the collateral securing our obligations under those facilities exceeds or does not meet our collateralization requirements. The analysis of sufficiency of collateralization is undertaken daily, and the thresholds for adjustment range from $100,000 to $500,000. Since the summer of 2007, due to the deterioration in the market value of our assets, we received margin calls under several of our repurchase agreements, which resulted in our having to tap our financing sources to post additional collateral. We did not have any borrowings under repurchase agreements as of December 31, 2009.

        A further decline in the market value of our assets may adversely affect us particularly in instances where we have borrowed money based on the market value of those assets. If the market value of those assets declines, the lender may require us to post additional collateral to support the loan. If we were unable to post the additional collateral, we would have to sell the assets at a time when we might not otherwise choose to do so. A reduction in available credit may reduce our earnings and, in turn, cash available for distribution to stockholders.

The lack of liquidity in our investments may harm our business.

        We have made investments in assets and securities that are not publicly traded. A portion of these securities may be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments, such as commercial real estate, subordinated MBS or investments in timber or power generating assets, may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Moreover, we may face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our Manager has or could be attributed with material nonpublic information regarding such business entity. As a result, our ability to vary our portfolio in response to changes in economic and other conditions may be relatively limited.

Failure to comply with negative covenants contained in our credit agreement, our repurchase facilities and other funding agreements will limit available financing under these agreements.

        Certain of our repurchase facility agreements include negative covenants that, if breached, may cause transactions to be terminated early. Except as noted below, the repurchase facility agreements do not include negative covenants other than those contained in the standard master repurchase agreement as published by the Bond Market Association. Two of our master repurchase agreements, which did not account for any of our liabilities as of December 31, 2009, provide that they may be terminated if, among other things, certain material decreases in net asset value occur, we lose our REIT status or our Manager is terminated. An event of default or termination event under the standard master repurchase agreement or the additional provisions explained above would give our counterparty the option to terminate all repurchase transactions existing with us and make any amount due by us to the counterparty payable immediately. If we are required to terminate repurchase transactions, to the extent that we had any outstanding, and were unable to negotiate favorable terms of replacement financing, our cash and our earnings would be negatively affected. This may reduce the amount of capital available for investing and/or may negatively affect our ability to distribute dividends. In addition, we may have to sell assets at a time when we might not otherwise choose to do so.

The continuation of the current economic slowdown and further declines in real estate values could further impair the performance of our investments and harm our operating results.

        Many of our investments are susceptible to the current economic slowdown, which has led to financial losses in our investments and a decrease in revenues, net income and assets. Continued unfavorable economic conditions have increased our funding costs and effectively blocked our access to the capital markets. These events are preventing us from increasing investments and have had a negative impact on our operating results. In this regard, the U.S. economy is in the midst of a recession, with consumer spending on the decline, credit tightening and unemployment rising. Many financial and economic analysts have predicted that the world economy is in a prolonged recession characterized by high unemployment, limited availability of credit and decreased consumer and business spending. This economic downturn is expected to adversely affect many of the individuals and businesses that have borrowed money to purchase real estate and to continue to exert downward pressure on real estate prices. Accordingly, we expect to continue to experience a downturn in the market value of our investments.

We may be exposed to environmental liabilities with respect to properties to which we take title, which could impair the performance of our investments and harm our operating results.

        In the course of our business, we have and may continue to take title to real estate, and, we could be subject to environmental liabilities with respect to these properties. In these circumstances, we may be held liable to a governmental entity or to third parties for property damage, personal injury, investigation, and clean-up costs incurred by these parties in connection with environmental contamination, or we may be required to investigate or clean up hazardous or toxic substances or chemical releases at a property. The costs associated with investigation or remediation activities could be substantial. If we ever become subject to significant environmental liabilities, our business, financial condition, liquidity and results of operations could be materially and adversely affected.

Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities and involve risks and costs that could expose us to unexpected economic losses in the future.

        The cost of using hedging instruments increases as the period covered by the instrument increases and during periods of rising and volatile interest rates. We may increase our hedging activity and thus increase our hedging costs during periods when interest rates are volatile or rising and hedging costs have increased. We expect that from time to time, in addition to the interest rate swaps and credit default swaps into which we had entered as of December 31, 2009, we could in the future enter into forward contracts, currency swaps and cash flow swaps as part of our hedging strategy.

        In addition, hedging instruments involve risk because they often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there are no requirements with respect to record keeping, financial responsibility or segregation of customer funds and positions. Furthermore, the enforceability of agreements underlying derivative transactions may depend on compliance with applicable statutory, commodity and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. The business failure of a hedging counterparty with whom we enter into a hedging transaction will most likely result in a default. Default by a party with whom we enter into a hedging transaction may result in the loss of unrealized profits and force us to cover our resale commitments, if any, at the then current market price. Although generally we will seek to reserve the right to terminate our hedging positions, it may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and we may not be able to enter into an offsetting contract to cover our risk. We cannot assure you that a liquid secondary market will exist for hedging instruments purchased or sold, and we may be required to maintain a position until exercise or expiration, which could result in losses.

        Subject to maintaining our qualification as a REIT, part of our investment strategy involves entering into derivative contracts that could require us to fund cash payments in the future under certain circumstances, e.g., the early termination of the derivative agreement caused by an event of default or other early termination event, or the decision by a counterparty to request margin securities it is contractually owed under the terms of the derivative contract. The amount due would be equal to the unrealized loss of the open swap positions with the respective counterparty and could also include other fees and charges. These economic losses will be reflected in our financial results of operations, and our ability to fund these obligations will depend on the liquidity of our assets and access to capital at the time. The need to fund these obligations could negatively affect our financial condition.

Prepayment rates could negatively affect the value of our MBS, which could result in reduced earnings or losses and negatively affect the cash available for distribution to our stockholders.

        In the case of residential mortgage loans, there are seldom any restrictions on borrowers' abilities to prepay their loans. Homeowners tend to prepay mortgage loans faster when interest rates decline. Consequently, owners of the loans have to reinvest the money received from the prepayments at the lower prevailing interest rates. Conversely, homeowners tend not to prepay mortgage loans when interest rates increase. Consequently, owners of the loans are unable to reinvest money that would have otherwise been received from prepayments at the higher prevailing interest rates. This volatility in prepayment rates may affect our ability to maintain targeted amounts of leverage on our mortgage-backed securities portfolio and may result in reduced earnings or losses for us and negatively affect the cash available for distribution to our stockholders.

Our Manager's due diligence may not reveal all of an entity's liabilities and may not reveal other weaknesses in its business, which could lead to investment losses.

        Before investing in a company, our Manager assesses the strength and skills of the company's management and other factors that our Manager believes are material to the performance of the investment. In making the assessment and otherwise conducting customary due diligence, our Manager relies on the resources available to it and, in some cases, an investigation by third parties. This process is particularly important and subjective with respect to newly organized entities because there may be little or no information publicly available about the entities. There can be no assurance that our Manager's due diligence processes will uncover all relevant facts or that any current or future investment will be successful and not result in investment losses.

We, or other owners of income-producing real property, may not be able to relet or renew leases of properties on favorable terms.

        We are subject to the risk that upon expiration of leases for space located at any income-producing property that we purchase or that serves as collateral for MBS securities that we purchase, the space may not be relet or, if relet, the terms of the renewal or reletting (including the cost of required renovations or concessions to tenants) may be less favorable than the expiring lease terms. Any of these situations may result in extended periods where there is a significant decline in revenues or no revenues generated by a property. If we, or the other owners of such properties, are unable to relet or renew leases for all or substantially all of the space at any such properties, if the rental rates upon such renewal or reletting are significantly lower than expected, or if reserves for these purposes prove inadequate, we may be required to reduce or eliminate distributions to our stockholders.

Our reliance on one tenant at all three of our commercial real estate properties and the insolvency or bankruptcy of this tenant could adversely affect our results of operations.

        As of December 31, 2009, we had one tenant, JPMorgan Chase, that accounted for all of our rental income, which was 42.7% of our total revenues for the year. Our business would be adversely affected if this tenant became insolvent, declared bankruptcy or otherwise refused to pay rent in a timely fashion or at all.

Uninsured losses or a loss in excess of insured limits on commercial real estate may not cover all losses and could adversely affect our financial condition.

        There are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods, hurricanes, terrorism or acts of war, that may be uninsurable or not economically insurable. We carry, or we require our tenants to carry, comprehensive general liability, fire, extended coverage and loss of rent insurance on our properties, with policy specifications and insured limits customarily carried for similar properties. However, with respect to those properties where the leases do not provide for abatement of rent under any circumstances, we generally do not maintain loss of rent insurance. In addition, there are certain types of losses, such as losses resulting from wars, terrorism or acts of God, that generally are not insured because they are either uninsurable or not economically insurable. Should an uninsured loss or a loss in excess of insured limits occur, we could lose capital invested in a property, as well as the anticipated future revenues from a property, while remaining obligated for any mortgage indebtedness or other financial obligations related to the property. Any loss of these types would adversely affect our financial condition.

Risks Related to Our Organization and Structure

Our charter and bylaws contain provisions that may inhibit potential takeover bids that you and other stockholders may consider favorable, and the market price of our common stock may be lower as a result.

        Our charter and bylaws contain provisions that may have an anti-takeover effect, inhibit a change in our board of directors and prevent stockholders from receiving a premium on their shares. These provisions include the following:

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  There are ownership limits and restrictions on transferability and ownership in our charter. In order to qualify as a REIT for each taxable year after 2005, not more than 50% of the value of our outstanding stock may be owned, directly or constructively, by five or fewer individuals during the second half of any calendar year and our shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. To assist us in satisfying these tests, our charter generally prohibits any person from beneficially or constructively owning more than 9.8% in value or number of shares, whichever is more restrictive, of any class or series of our outstanding capital stock, subject to important exceptions. These restrictions may:

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    discourage a tender offer or other transactions or a change in the composition of our board of directors or control that might involve a premium price for our shares or otherwise be in the best interests of our stockholders; or

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    result in shares issued or transferred in violation of such restrictions being automatically transferred to a trust for a charitable beneficiary and thereby resulting in a forfeiture of ownership of the additional shares.

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  Our charter permits our board of directors to issue stock with terms that may discourage a third party from acquiring us. Our charter permits our board of directors to amend the charter without stockholder approval to increase the total number of authorized shares of stock or the number of shares of any class or series and to issue common or preferred stock having preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of redemption as determined by our board of directors. Thus, our board of directors could authorize the issuance of stock with terms and conditions that could have the effect of discouraging a takeover or other transaction in which holders of some or a majority of our shares might receive a premium for their shares over the then-prevailing market price of our shares.

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  Maryland Control Share Acquisition Act.  Maryland law provides that "control shares" of a corporation acquired in a "control share acquisition" will have no voting rights except to the extent approved by a vote of two-thirds of the votes eligible to be cast on the matter under the Maryland Control Share Acquisition Act. "Control shares" means voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more of all voting power. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions.

    If voting rights or control shares acquired in a control share acquisition are not approved at a stockholders' meeting or if the acquiring person does not deliver an acquiring person statement as required by the Maryland Control Share Acquisition Act, then subject to certain conditions and limitations, the issuer may redeem any or all of the control shares for fair value. If voting rights of such control shares are approved at a stockholders' meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. Our bylaws contain a provision exempting acquisitions of our shares from the Maryland Control Share Acquisition Act. However, our board of directors may amend our bylaws in the future to repeal or modify this exemption, in which case any control shares of our company acquired in a control share acquisition will be subject to the Maryland Control Share Acquisition Act.

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  Business combinations.  Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

    A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by our board of directors.

    After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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    80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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    two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

    These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

    The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that provides that any business combination between us and any other person is exempted from the provisions of the Act, provided that the business combination is first approved by the board of directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, this statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

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  Staggered board.  Our board of directors is divided into three classes of directors. The current terms of the directors expire in 2010, 2011 and 2012. Directors of each class are chosen for three-year terms upon the expiration of their current terms, and each year one class of directors is elected by the stockholders. The staggered terms of our directors may reduce the possibility of a tender offer or an attempt at a change in control, even though a tender offer or change in control might be in the best interests of our stockholders.

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  Our charter and bylaws contain other possible anti-takeover provisions.  Our charter and bylaws contain other provisions that may have the effect of delaying, deferring or preventing a change in control of us or the removal of existing directors and, as a result, could prevent our stockholders from being paid a premium for their common stock over the then-prevailing market price.

Our rights and the rights of our stockholders to take action against our directors and officers are limited, which could limit your recourse in the event of actions not in your best interests.

        Our charter limits the liability of our directors and officers to us and our stockholders for money damages, except for liability resulting from:

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  actual receipt of an improper benefit or profit in money, property or services; or

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  a final judgment based upon a finding of active and deliberate dishonesty by the director or officer that was material to the cause of action adjudicated.

        In addition, our charter permits us to agree to indemnify our present and former directors and officers for actions taken by them in those capacities to the maximum extent permitted by Maryland law. Our bylaws require us to indemnify each present or former director or officer, to the maximum extent permitted by Maryland law, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service to us. In addition, we may be obligated to fund the defense costs incurred by our directors and officers.

Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect the potential return to stockholders.

        We, directly or through Brookfield, BIM or our Manager may obtain confidential information about the companies in which we have invested or may invest. If we do possess confidential information about such companies, there may be restrictions on our ability to dispose of, increase the amount of, or otherwise take action with respect to an investment in those companies. Our management of investment funds could create a conflict of interest to the extent our Manager is aware of inside information concerning potential investment targets. We have implemented compliance procedures and practices designed to ensure that inside information is not used for making investment decisions on behalf of the funds and to monitor funds invested. We cannot assure you, however, that these procedures and practices will be effective. In addition, this conflict and these procedures and practices may limit the freedom of our Manager to make potentially profitable investments, which could negatively affect our operations. These limitations imposed by access to confidential information could therefore negatively affect the potential market price of our common stock and the ability to distribute dividends.

Tax Risks

Complying with REIT requirements may cause us to forego otherwise attractive opportunities.

        To qualify as a REIT for federal income tax purposes, we must continually satisfy various tests regarding the sources of our income, the nature and diversification of our assets, the amounts we distribute to our stockholders and the ownership of our stock. To meet these tests, we may be required to forego investments we might otherwise make. This difficulty may be exacerbated by the illiquid nature of many of our non-real estate assets. Thus, compliance with the REIT requirements may hinder our investment performance.

The "taxable mortgage pool" rules may increase the taxes that we or our stockholders may incur, and may limit the manner in which we effect future securitizations.

        Certain of our securitizations have resulted in the creation of taxable mortgage pools for federal income tax purposes. As a REIT, so long as we own 100% of the equity interests in a taxable mortgage pool, we generally would not be adversely affected by the characterization of the securitization as a taxable mortgage pool. Certain categories of stockholders, however, such as non-U.S. persons eligible for treaty benefits, stockholders with net operating losses, and certain tax-exempt stockholders that are subject to unrelated business income tax, could be subject to increased taxes on a portion of their dividend income from us attributable to the taxable mortgage pool that is characterized as "excess inclusion income." In addition, to the extent that our stock is owned by tax-exempt "disqualified organizations," such as certain government-related entities and charitable remainder trusts that are not subject to tax on unrelated business income, we may incur a corporate level tax on the excess inclusion income from the taxable mortgage pool. In that case, we may reduce the amount of our distributions to any disqualified organization whose stock ownership gave rise to the tax. The Internal Revenue Service has not given clear guidance as to the appropriate method for the calculation of excess inclusion income and, absent such clear guidance, we have calculated excess inclusion income based upon what we believe to be a reasonable method. Our estimation of excess inclusion income is disclosed in our year end financial statements. In addition, pursuant to recently issued guidance from the Internal Revenue Service, we are required to allocate excess inclusion income to our shareholders in proportion to dividends paid and to inform our shareholders of the amount and character of the excess inclusion income allocated to them. Given the lack of guidance, there can be no assurances that we have calculated excess inclusion income in a manner satisfactory to the Internal Revenue Service.

        We are effectively precluded from selling equity interests in these securitizations to outside investors, or selling any debt securities issued in connection with these securitizations that might be considered to be equity interests for tax purposes. These limitations may prevent us from using certain techniques to maximize our returns from securitization transactions. In certain instances, we have pledged our equity interests in these taxable mortgage pools as collateral under our repurchase agreements, subjecting the pools to the potential loss of their tax-exempt status in the event that we were forced to sell our interests or our interests were foreclosed upon by a third party that was not afforded the same exemption as us.

Failure to qualify as a REIT would subject us to U.S. federal income tax, which would reduce the cash available for distribution to our stockholders.

        We operate in a manner that is intended to cause us to qualify as a REIT for federal income tax purposes. However, the federal income tax laws governing REITs are extremely complex, and administrative interpretations of the federal income tax laws governing qualification as a REIT are limited. Qualifying as a REIT requires us to meet various tests regarding the nature of our assets and our income, the ownership of our outstanding stock, and the amount of our distributions on an ongoing basis. Although we operate in such a manner so as to qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, and the possibility of future changes in our circumstances, no assurance can be given that we will so qualify for any particular year.

        If we fail to qualify as a REIT in any calendar year and we do not qualify for certain statutory relief provisions, we would be required to pay federal income tax on our taxable income. We might need to borrow money or sell assets in order to pay that tax. Our payment of income tax would decrease the amount of our income available for distribution to our stockholders. Furthermore, if we fail to maintain our qualification as a REIT and we do not qualify for certain statutory relief provisions, we no longer would be required to distribute substantially all of our REIT taxable income to our stockholders. Unless our failure to qualify as a REIT were excused under federal tax laws, we could not re-elect REIT status until the fifth calendar year following the year in which we failed to qualify.

Failure to make required distributions would subject us to tax, which would reduce the cash available for distribution to our stockholders and could adversely affect our ability to execute our business plan.

        In order to qualify as a REIT, we must distribute to our stockholders, each calendar year, at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain. To the extent that we satisfy the 90% distribution requirement, but distribute less than 100% of our taxable income, we will be subject to federal corporate income tax on our undistributed income. In addition, we will incur a 4% nondeductible excise tax on the amount, if any, by which our distributions in any calendar year are less than the sum of:

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  85% of our ordinary taxable income for that year;

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  95% of our capital gain net income for that year; and

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  100% our undistributed taxable income from prior years.

        We intend to continue to distribute our net taxable income to our stockholders in a manner intended to satisfy the 90% distribution requirement and to avoid both corporate income tax and the 4% nondeductible excise tax. However, there is no requirement that domestic TRSs distribute their after-tax net income to their parent REIT or their stockholders and Crystal River Capital TRS Holdings, Inc., our TRS, may determine not to make any distributions to us.

        Our taxable income may substantially differ from our net income as determined based on accounting principles generally accepted in the United States, or U.S. GAAP, because, for example, realized capital losses will be deducted in determining our U.S. GAAP net income, but may not be deductible in computing our taxable income. In addition, we may invest in assets that generate taxable income in excess of economic income or in advance of the corresponding cash flow from the assets, which we refer to as phantom income. Although some types of phantom income are excluded to the extent they exceed 5% of our REIT taxable income in determining the 90% distribution requirement, we will incur corporate income tax and the 4% nondeductible excise tax with respect to any phantom income items if we do not distribute those items on an annual basis. As a result of the foregoing, we may generate less cash flow than taxable income in a particular year. In that event, we may be required to use cash reserves, incur debt on a short-term or long-term basis, or liquidate non-cash assets at rates or times that we regard as unfavorable to satisfy the distribution requirement and to avoid corporate income tax and the 4% nondeductible excise tax in that year. Because certain of our assets may generate substantial mismatches between taxable income and available cash, the requirement to distribute a substantial portion of our net taxable income could cause us to: (i) sell assets in adverse market conditions, (ii) borrow on unfavorable terms or (iii) distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt, in order to comply with REIT requirements.

In the event CDO I is liquidated, the tax consequences may be materially adverse to us and could significantly reduce our liquidity if we are required to make material distributions to our stockholders in connection with such liquidation.

        In November 2005, we issued collateralized debt obligations through two newly-formed financing subsidiaries, Crystal River CDO 2005-1, Ltd. and Crystal River CDO 2005-1 LLC, which we collectively refer to as CDO I. In January 2007, we issued collateralized debt obligations through two newly-formed financing subsidiaries, Crystal River Capital Resecuritization 2006-1 Ltd. and Crystal River Capital Resecuritization 2006-1 LLC, which we collectively refer to as CDO II. CDO I and CDO II represent VIEs with respect to which we have determined we are the primary beneficiary and accordingly, we have consolidated them in our consolidated financial statements. We determined that we are the primary beneficiary of both CDO I and CDO II as we have the highest level of variability of return due to the credit risk of the underlying assets. For additional information relating to the consolidated assets and liabilities of CDO I and CDO II, see Note 9 to our consolidated financial statements.

        On September 2, 2009, the trustee of CDO 1 issued a Notice of Event of Default to the collateral manager for CDO I because of a failure by CDO I to pay interest on the Class D notes. This event of default entitles noteholders of the senior class of notes, the Class A notes, to direct the trustee to take particular actions with respect to the collateral owned by CDO I and the CDO notes issued by CDO I. The event of default did not trigger a reconsideration event under FASB ASC 810-10-25-39 through 25-41 (previously FIN 46R) and has no impact on our consolidated financial statements during the third quarter.

        In light of these events, it is possible that CDO I may be liquidated. A liquidation under these circumstances likely would result in a capital loss on our investment in the assets of CDO I and income from the cancellation of indebtedness with respect to the notes issued by CDO I. The tax consequences of these items may be materially adverse to us and could significantly reduce our liquidity if we are required to make material distributions to our stockholders in connection with such liquidation in order to maintain our REIT qualification because of the amount of taxable income (but not cash income) received.

Dividends payable by REITs do not qualify for the reduced tax rates.

        Legislation enacted in 2003 generally reduces the maximum tax rate for dividends payable to domestic stockholders that are individuals, trusts and estates to 15% (through 2010). Dividends payable by REITs, however, are generally not eligible for the reduced rates. Although this legislation does not adversely affect the taxation of REITs or dividends paid by REITs, the more favorable rates applicable to regular corporate dividends could cause investors who are individuals, trusts and estates to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the stock of REITs, including our common stock.

Our ownership of and relationship with our TRS will be limited, and a failure to comply with the limits would jeopardize our REIT status and may result in the application of a 100% excise tax.

        A REIT may own up to 100% of the stock of one or more TRSs. A TRS may earn income that would not be qualifying income if earned directly by the parent REIT. Both the subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. A corporation of which a TRS directly or indirectly owns more than 35% of the voting power or value of the stock will automatically be treated as a TRS. Overall, no more than 20% of the value of a REIT's assets may consist of stock or securities of one or more TRSs. A TRS will pay federal, state and local income tax at regular corporate rates on any income that it earns. In addition, the TRS rules limit the deductibility of interest paid or accrued by a TRS to its parent REIT to assure that the TRS is subject to an appropriate level of corporate taxation. The rules also impose a 100% excise tax on certain transactions between a TRS and its parent REIT that are not conducted on an arm's length basis.

        Our TRS, Crystal River Capital TRS Holdings, Inc., as a domestic TRS, will pay federal, state and local income tax on its taxable income, and its after-tax net income is available for distribution to us but is not required to be distributed to us. The aggregate value of the TRS stock and securities owned by us should be less than 20% of the value of our total assets (including the TRS stock and securities). Furthermore, we monitor the value of our investments in TRSs for the purpose of ensuring compliance with the rule that no more than 20% of the value of our assets may consist of TRS stock and securities (which is applied at the end of each calendar quarter). In addition, we scrutinize all of our transactions with TRSs for the purpose of ensuring that they are entered into on arm's length terms in order to avoid incurring the 100% excise tax described above. There can be no complete assurance, however, that we will be able to comply with the 20% limitation discussed above or to avoid application of the 100% excise tax discussed above.

Complying with REIT requirements may limit our ability to hedge effectively.

        The REIT provisions of the Internal Revenue Code substantially limit our ability to hedge MBS and related borrowings. Under these provisions, our annual gross income from qualifying and non-qualifying hedges, together with any other income not generated from qualifying real estate assets, cannot exceed 25% of our gross income. In addition, our aggregate gross income from non-qualifying hedges, fees, and certain other non-qualifying sources cannot exceed 5% of our annual gross income. As a result, we might have to limit our use of advantageous hedging techniques or implement those hedges through Crystal River Capital TRS Holdings, Inc. This could increase the cost of our hedging activities or expose us to greater risks associated with changes in interest rates than we would otherwise want to bear.

The tax on prohibited transactions will limit our ability to engage in transactions, including certain methods of securitizing mortgage loans, that would be treated as sales for federal income tax purposes.

        A REIT's net income from prohibited transactions is subject to a 100% tax. In general, prohibited transactions are sales or other dispositions of property, other than foreclosure property, but including mortgage loans, held primarily for sale to customers in the ordinary course of business. We might be subject to this tax if we were able to sell or securitize loans in a manner that was treated as a sale of the loans for federal income tax purposes. Therefore, in order to avoid the prohibited transactions tax, we may choose not to engage in certain sales of loans and may limit the structures we utilize for our securitization transactions even though such sales or structures might otherwise be beneficial to us.

        It may be possible to reduce the impact of the prohibited transaction tax and the holding of assets not qualifying as real estate assets for purposes of the REIT asset tests by conducting certain activities, holding non-qualifying REIT assets or engaging in CDO transactions through our TRSs, subject to certain limitations. To the extent that we engage in such activities through TRSs, the income associated with such activities may be subject to full corporate income tax.

We may be subject to adverse legislative or regulatory tax changes that could reduce the market price of our common stock.

        At any time, the federal, state or local income tax laws or regulations governing REITs or the administrative interpretations of those laws or regulations may be amended. We cannot predict when or if any new tax law, regulation or administrative interpretation, or any amendment to any existing tax law, regulation or administrative interpretation, will be adopted, promulgated or become effective and any such law, regulation or interpretation may take effect retroactively. We and our stockholders could be adversely affected by any such change in, or any new, tax law, regulation or administrative interpretation.

If we make distributions in excess of our current and accumulated earnings and profits, those distributions will be treated as a return of capital, which will reduce the adjusted basis of your stock, and to the extent such distributions exceed your adjusted basis, you may recognize a capital gain.

        Unless you are a tax-exempt entity, distributions that we make to you generally will be subject to tax as ordinary income to the extent of our current and accumulated earnings and profits as determined for federal income tax purposes. If the amount we distribute to you exceeds your allocable share of our current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of your adjusted basis in your stock, which will reduce your basis in your stock but will not be subject to tax. To the extent the amount we distribute to you exceeds both your allocable share of our current and accumulated earnings and profits and your adjusted basis, this excess amount will be treated as a gain from the sale or exchange of a capital asset.

Item 1B.    Unresolved Staff Comments.

        None.

Item 2.    Properties.

        Our investments in real estate assets as of December 31, 2009 consist of our interests in properties that are consolidated in our consolidated financial statements. JPMorgan Chase is the tenant for all these properties. The following table sets forth the information with respect to our real estate assets as of December 31, 2009:

Property Name	Chase Tower Phoenix	1111 Fannin	JPM Chase Call Center
Location	Phoenix, AZ	Houston, TX	Arlington, TX
Type	Office	Office	Office
% Owned	100.0%	100.0%	100.0%
Year Built	1973	1971	2000
Date Acquired	March 20, 2007	March 20, 2007	September 25, 2007
Net Rentable Square Feet	724,000	428,600	171,500
Percentage Leased	100.0%	100.0%	100.0%
Lease Expiration(1)	2021	2021	2027
Extension Periods	Four 5-year extensions	Four 5-year extensions	Four 10-year extensions
Debt on Property—Interest Rate	5.509%	5.509%	6.290%
Debt on Property—Maturity Date	April 1, 2017	April 1, 2017	October 1, 2017
Debt on Property—Principal Balance	$145,087,300	$53,412,700	$20,880,000

(1)
Assumes tenant does not exercise any extension options.

        See "Schedule III—Real Estate and Accumulated Depreciation" to our consolidated financial statements for information relating to depreciation of these properties.

        Although we believe our investments are currently adequately covered by insurance consistent with the level of coverage that is standard in our industry, we cannot predict at this time if we will be able to obtain adequate coverage at a reasonable cost in the future.

  Principal Executive and Administrative Offices

        Our principal executive and administrative offices are located in office space leased at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 and are provided by our Manager in accordance with the Management Agreement. Our telephone number is (212) 549-8400 and our website address is http://www.crystalriverreit.com.

Item 3.    Legal Proceedings.

        Crystal River is aware of three lawsuits that have been filed by alleged Crystal River shareholders challenging our proposed merger with Brookfield and naming as defendants Crystal River, our Board of Directors, and in some instances, Brookfield and B Merger Sub, Inc. Additional lawsuits pertaining to the Merger could be filed in the future. On or around March 2, 2010, plaintiff Fazal Mahmood filed a complaint in the Circuit Court for Baltimore City, Maryland against Crystal River and our Board of Directors asserting claims on behalf of a putative class of Company shareholders. On March 2, 2010, plaintiffs Milton P. Silva and Shaher Tadros filed a complaint in the Supreme Court of the State of

New York, County of New York, against Crystal River, our Board of Directors, Brookfield, and B Merger Sub, Inc. asserting claims on behalf of a putative class of Crystal River shareholders as well as derivative claims ostensibly on behalf of Crystal River. On March 5, 2010, plaintiff Gary P. Klahr filed a complaint in the Circuit Court for Baltimore City, Maryland against Crystal River, our Board of Directors, Brookfield, and B Merger Sub, Inc. asserting claims on behalf of a putative class of Crystal River shareholders. In each of these lawsuits, the plaintiffs generally allege, among other things, that the members of our Board of Directors breached their fiduciary duties towards the plaintiffs and the other public stockholders of Crystal River in connection with the proposed sale of Crystal River to Brookfield and Merger Sub. Plaintiffs in these lawsuits seek, among other relief, certification of the lawsuits as class actions, an injunction preventing the Merger from closing, an award of unspecified damages to the plaintiffs and the class, and an award of attorneys' fees and expenses, along with such other relief as the courts deem just and proper. We intend to vigorously defend these lawsuits.

Item 4.    Submission of Matters to a Vote of Security Holders.

        None.

PART II

Item 5.    Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

        The New York Stock Exchange, or NYSE, notified us that it was delisting our common stock prior to the opening of the market on December 2, 2008. On December 2, 2008, our common stock commenced trading on the Pink Sheets, and, on December 9, 2008, commenced trading on the Over-the-Counter Bulletin Board, in addition to the Pink Sheets. Our common stock trades on the over-the-counter market under the symbol "CYRV."

        The following table sets forth the high and low sale price per share of our common stock as reported on the NYSE Composite Transactions Tape from January 1, 2008 to December 1, 2008, and on the over-the-counter market from December 2, 2008 to December 31, 2009. The stock price information is based on published financial sources. Over-the-counter market quotations reflect inter-deal prices, without retail mark-up, mark-down or commissions, and may not necessarily reflect actual transactions.

	High	Low	Dividend
2009
Fourth Quarter	$1.40	$0.31	$0.00
Third Quarter	2.47	0.90	0.10
Second Quarter	2.25	1.19	0.10
First Quarter	1.47	0.54	0.10
2008
Fourth Quarter	$2.00	$0.36	$0.10
Third Quarter	3.66	1.45	0.10
Second Quarter	9.86	3.55	0.30
First Quarter	15.10	8.08	0.68

        The last reported sale price of our common stock on March 23, 2010 as reported on the over-the-counter market was $0.72. As of March 23, 2010, there were 16 holders of record of our common stock. Cede & Co. is the holder of record for 24,674,697 shares of our common stock, and it holds such shares as nominee for The Depository Trust Company.

        We generally intend to distribute each year substantially all of our taxable income (which does not necessarily equal net income as calculated in accordance with generally accepted accounting principles) to our shareholders so as to comply with the REIT provisions of the Internal Revenue Code.

        Our dividend policy is subject to revision at the discretion of our board of directors. All distributions will be made at the discretion of our board of directors and will depend upon our taxable income, our financial condition, our maintenance of REIT status and other factors as our board of directors deems relevant. In the merger agreement, we have agreed not to pay any dividends to our stockholders.

        Information relating to the dividends we declared in 2008 and 2009 is as follows:

Fiscal Period	Dividend Amount per Share	Declaration Date	Record Date	Payment Date	Total Distribution (in millions)	Dividend Type
First quarter 2008	$0.68	03/06/2008	03/31/2008	04/29/2008	$16.8	Regular
Second quarter 2008	0.30	06/17/2008	06/30/2008	07/28/2008	7.4	Regular
Third quarter 2008	0.10	08/11/2008	09/30/2008	10/28/2008	2.5	Regular
Fourth quarter 2008	0.10	11/03/2008	12/31/2008	01/30/2009	2.5	Regular
First quarter 2009	0.10	02/25/2009	03/31/2009	04/30/2009	2.5	Regular
Second quarter 2009	0.10	05/06/2009	06/30/2009	07/31/2009	2.5	Regular
Third quarter 2009	0.10	08/10/2009	09/30/2009	10/30/2009	2.5	Regular
Fourth quarter 2009	0.00	n/a	n/a	n/a	0.0	Regular

        For the year ended December 31, 2009, we declared dividends of $0.30 per share, all of which represented a return of capital. For the year ended December 31, 2008, we declared dividends of $1.18 per share, all of which represented distributions of taxable earnings and profits. We cannot assure you that we will have sufficient cash available for future quarterly distributions in an amount consistent with historical distributions, or at all. See "Item 1A. Risk Factors."

Equity Compensation Plan Information

        The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2009:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	130,000	25.00	2,266,680
Equity compensation plans not approved by stockholders(3)	—	—	—

Total	130,000	25.00	2,266,680

(1)
There are no outstanding warrants or rights.

(2)
Amounts exclude any securities to be issued upon exercise of outstanding options. Includes 450,562 shares of common stock to be issued in respect of deferred stock units and restricted stock units issued to certain of our independent directors.

(3)
We do not have any equity compensation plans that have not been approved by stockholders.

        We did not repurchase, or purchase on behalf of any affiliated purchaser, any shares of our common stock during the year ended December 31, 2009.

Item 6.    Selected Financial Data.

        The following table sets forth selected consolidated financial data, which was derived from our historical consolidated financial statements included in this Annual Report on Form 10-K for the periods then ended.

        You should read the following information together with "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and the notes thereto, which begins on Page F-1 of this Form 10-K.

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	March 15, 2005 (commencement of operations) to December 31, 2005
	(In thousands except share and per share data)
Consolidated Operating Data:
Revenues:
Interest and dividend income	$29,124	$117,216	$219,919	$201,224	$79,601
Rental income, net	21,671	22,225	16,210	—	—

Total revenues	50,795	139,441	236,129	201,224	79,601

Expenses:
Interest expense	24,443	53,543	156,797	139,601	48,425
Management and incentive fees, related party(1)	—	1,226	6,502	7,922	5,448
Professional fees	2,919	2,681	3,904	2,722	2,205
Depreciation and amortization	12,088	12,088	8,948	—	—
Commercial real estate expenses	1,590	1,541	1,011	—	—
Provision for loss on real estate loans	7,571	27,073	4,500	—	—
Insurance expense	1,883	1,662	936	413	250
Other general and administrative expenses(2)	1,643	2,404	1,917	1,153	533

Total expenses	52,137	102,218	184,515	151,811	56,861

Income (loss) before other revenues (expenses)	(1,342)	37,223	51,614	49,413	22,740

Other revenues (expenses):
Realized net gain (loss) on sale of available-for-sale securities, real estate loans and other investments	790	(5,166)	(1,698)	(2,128)	(521)
Realized and unrealized gain (loss) on derivatives	(412)	(70,679)	(84,951)	10,330	(2,497)
Impairment of available-for-sale securities	(77,947)	(142,916)	(317,931)	(10,389)	(5,782)
Net change in value of assets and liabilities valued under fair value option	(4,085)	(123,708)	—	—	—
Foreign currency exchange gain	—	—	4,292	580	—
Income (loss) from equity investments	—	(40)	2,610	—	—
Other	(5,284)	(1,806)	186	(889)	8

Total other expenses	(86,938)	(344,315)	(397,492)	(2,496)	(8,792)

Net income (loss)	$(88,280)	$(307,092)	$(345,878)	$46,917	$13,948

Per share information:
Net income (loss) per share of common stock
Basic	$(3.50)	$(12.35)	$(13.86)	$2.27	$0.80

Diluted	$(3.50)	$(12.35)	$(13.86)	$2.27	$0.80

Dividends declared per share of common stock	$0.30	$1.18	$2.72	$2.71	$1.55

Weighted average shares of common stock outstanding
Basic	25,211,260	24,866,206	24,962,708	20,646,637	17,487,500

Diluted	25,211,260	24,866,206	24,962,708	20,646,637	17,487,500

	As of December 31,
	2009	2008	2007	2006	2005
Consolidated Balance Sheet Data:
Total assets	$381,953	$448,301	$2,479,438	$3,774,645	$2,669,769
Short-term obligations:
Debt—repurchase agreements	—	—	1,276,121	2,723,643	1,977,858
Debt—repurchase agreements, related party	—	—	—	144,806	16,429
Total short-term obligations	—	—	1,276,121	2,868,449	1,994,287
Secured revolving credit facility, related party	28,920	32,920	67,319	—	—
Long-term obligations:
Debt—collateralized debt obligations(3)	33,617	45,429	486,608	194,396	227,500
Debt—notes payable, related party	—	—	—	—	35,000
Debt—junior subordinated notes	51,550	51,550	51,550	—	—
Debt—mortgages payable	219,380	219,380	219,380	—	—
Debt—senior mortgage-backed notes, related party	—	—	99,815	—	—
Total long-term obligations	304,547	316,359	857,353	194,396	262,500
Stockholders' equity (deficit)	(58,127)	(37,409)	110,592	556,314	381,429

(1)
Includes $0, $(27), $555, $1,024 and $627, respectively, of stock based compensation.

(2)
Includes $176, $367, $584, $324 and $81, respectively, of stock based compensation.

(3)
Fair value as of December 31, 2009 and 2008; cost as of December 31, 2007, 2006 and 2005. Cost as of December 31, 2009 and 2008 is $455,262 and $467,027, respectively.

Item 7.    Management's Discussion and Analysis of Financial Condition and Results of Operations.

        The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this Annual Report on Form 10-K. Historical results set forth are not necessarily indicative of our future financial position and results of operations.

Recent Developments

  Going Concern

        We held cash and cash equivalents of approximately $3.3 million as of December 31, 2009, which excludes restricted cash of approximately $16.5 million that is used to collateralize our credit default swap and certain other commercial real estate and financing obligations. As of December 31, 2009, we owed $28.9 million to an affiliate of our Manager under our secured credit facility. Unless earlier terminated as provided in the credit agreement governing the terms of our secured credit facility, our credit facility terminates on August 31, 2010. If the Merger is not consummated, this facility is not extended and we cannot obtain alternative financing, we do not expect to have sufficient cash on hand or to generate sufficient cash flow from operations to repay such indebtedness. Given the current lack of liquidity in the credit markets and the current economic climate, we expect to have difficulty obtaining alternative financing if our credit facility is not extended. If we cannot obtain alternative financing or extend our credit facility, it increases the risk that we will be unable to continue as a going concern. Our independent registered public accounting firm, Ernst & Young LLP, has issued an opinion on our consolidated financial statements which states that our inability to refinance or extend the maturity of indebtedness maturing in the next 12 months raises substantial doubt about our ability to continue as a going concern.

        Our consolidated financial statements included in this Annual Report on Form 10-K do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern.

  Completion of the Exchange and Discharge of our Trust Preferred Securities

        On January 29, 2010, we entered into the Exchange Agreement with Taberna, pursuant to which we exchanged certain of our assets described below for the outstanding $50.0 million aggregate liquidation preference of trust preferred securities issued by Crystal River Preferred Trust I and backed by $51.6 million aggregate principal amount of our junior subordinated notes due 2037. Immediately following the closing of the transaction contemplated by the Exchange Agreement, the junior subordinated notes were cancelled, the indenture under which the notes were issued was discharged and Crystal River Preferred Trust I was dissolved.

        Pursuant to the Exchange Agreement, we transferred and assigned to Taberna two real estate loans and a CMBS bond, which collectively had an aggregate carrying value for accounting purposes on our balance sheet as of December 31, 2009 of $6.0 million, and we also paid to Taberna a $1.0 million exchange fee. We also paid $0.5 million to cover all costs and expenses that were incurred by the collateral manager for Taberna, the indenture trustee and their respective advisors. For more information on this transaction, see Note 19 to our consolidated financial statements contained elsewhere herein.

  Possible Acquisition of Crystal River

        On February 24, 2010, we announced that we had concluded our previously-announced review of strategic alternatives and that we had entered into a definitive merger agreement with Brookfield pursuant to which Brookfield is expected to acquire all the shares of our outstanding common stock that Brookfield does not already own for cash at a price of $0.60 per share.

        The Merger was unanimously approved by the independent members of our board of directors, and by the Special Committee formed to oversee our strategic review process. The transaction is subject to approval by our stockholders holding a majority of the shares entitled to vote at a special meeting of stockholders, as well as other customary closing conditions. Consummation of the Merger is not subject to a financing condition and Brookfield has consented to the transaction in its capacity as our senior lender. The merger agreement does not prohibit us from receiving and evaluating competing bids prior to completion of the Merger and does not require the payment of a termination fee if we accept a superior bid. We will be obligated to reimburse Brookfield for all of its transaction expenses if the merger agreement is terminated other than as result of a breach by Brookfield (subject to a cap in certain circumstances). The Merger currently is expected to close in the second quarter of 2010. For more information on this transaction, see Note 19 to our consolidated financial statements contained elsewhere herein.

  Amendment of Credit Agreement

        Concurrently with entering into the merger agreement with Brookfield, we amended the terms of our revolving credit facility with Brookfield US Corporation, an affiliate of our Manager, pursuant to which the maturity date of the credit facility was extended to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the merger agreement, but in no event later than August 31, 2010. In addition, Brookfield US Corporation consented to the Merger and to the separate sale by us of certain of our assets as contemplated by the merger agreement. For more information on this transaction, see Note 19 to our consolidated financial statements contained elsewhere herein.

  Binding Letter of Intent for Asset Sale

        As contemplated by the merger agreement, on March 9, 2010, we entered into the Asset Sale LOI with Ranieri, pursuant to which Ranieri (either directly or through an affiliate) agreed to purchase five CMBS bonds from us. The five CMBS bonds had a carrying value of approximately $0.9 million as of December 31, 2009. In addition, under the Asset Sale LOI, Ranieri (either directly or through an affiliate) agreed to acquire the rights to:

  •
  (i) (a) direct us to use commercially reasonable efforts to advocate for the appointment of the Specified Manager as the collateral manager for CDO1 and (b) exercise, from and after the final consummation of the CMBS Purchase, any and all of our rights, in our capacity as the sole holder of the preferred shares of CDO1, to direct the appointment of a replacement collateral manager for CDO1 (subject to any fiduciary or other legal obligations that we have); and

  •
  (ii) (a) direct us, in our capacity as the sole holder of the preferred shares of CDO2, to direct CDO2 to appoint the Specified Manager as the replacement collateral manager for CDO2, following the resignation of our Manager as the CDO2 collateral manager under the collateral management agreement for CDO2 and (b) exercise, from and after the final consummation of the CMBS Purchase, any and all of our rights, in our capacity as the sole holder of the preferred shares of CDO2, to direct the appointment of a replacement collateral manager for CDO2 (subject to any fiduciary or other legal obligations that we have).

        Ranieri has agreed to pay us a total of $8.0 million for the CMBS Purchase, the CDO1 Rights Purchase and the CDO2 Rights Purchase, which we refer to collectively as the Transaction. The following table provides information with respect to the purchase price to be paid by Ranieri (either directly or through one or more of its affiliates) and the estimated closing date for each component of the Transaction:

Component of Transaction	Purchase Price	Estimated Closing Date
CMBS Purchase	$2,500,000 (plus accrued and unpaid interest through the closing date of this portion of the Transaction)	Closed on March 15, 2010
CDO1 Rights Purchase	$3,500,000	Third Quarter/Fourth Quarter 2010 (90 days after obtaining approval of Class A Notes to appoint the Specified Manager)
CDO2 Rights Purchase	$2,000,000	June/July 2010

        In connection with the execution of the Asset Sale LOI, one of Ranieri's affiliates paid $1.6 million (20% of the total purchase price) as a deposit on the Transaction. A ratable portion of the escrowed funds (based on the purchase prices specified above) will be applied to each component of the Transaction upon the closing of that component. The CMBS Purchase closed on March 15, 2010 and $0.5 million of the deposit was applied against the $2.5 million purchase price for the CMBS bonds. An affiliate of Brookfield is a lender to the Purchaser, and proceeds from such loan have been used to fund the deposit referenced above and the remainder of the purchase price for the CMBS bonds and an additional $1.9 million available under the loan may be used to fund a portion of the purchase price for the CDO1 Rights Purchase and the CDO2 Rights Purchase. In addition, the Co-Investor is a co-investor with the Purchaser in the Servicer, which acts as the special servicer for several of the CMBS securitizations in which we have invested, including all of the securitizations in which the bonds that were the subject of the CMBS Purchase are a part. Brookfield and/or its affiliates have, or prior the CMBS Purchase had, the ability to designate the special servicer for the securitizations in which the bonds that were the subject of the CMBS Purchase are a part and had designated the Servicer as the special servicer for those securitizations. The Co-Investor and the Purchaser own approximately 8.5% and 32.3%, respectively, of the Servicer.

        We also agreed to grant to Ranieri a right of first refusal to purchase all or any portion of our interest in two CMBS securitizations if we sell those securities in the future.

        The CMBS Purchase closed on March 15, 2010. The completion of the CDO1 Rights Purchase and the CDO2 Right Purchase are subject to various customary closing conditions as well as the execution of definitive documentation. The Asset Sale LOI and the Transaction were approved by a special committee of our board of directors, which is comprised entirely of the independent members of our board of directors, which we refer to as the Special Committee. The Special Committee, with the assistance of Broadpoint.Gleacher, the Special Committee's financial advisor, solicited and received several bids on the assets that are the subject of the Transaction. The Special Committee selected the Ranieri bid based on the combination of price and other terms, in particular those providing greater certainty of closing.

  Suspension of Dividends

        In November 2009, our board of directors announced that it had elected to suspend the quarterly dividend to holders of shares of our common stock to preserve liquidity in consideration of the large increase in the delinquency rate on our CMBS portfolio and the resulting uncertainty regarding our operating cash flows. Based on our current forecasts, we would not be required to make any further distributions in 2009 in order to maintain our REIT status through 2009. The elimination of the common dividend for the remainder of 2009, assuming the same $0.10 quarterly dividend per share that was paid in October 2009, equates to approximately $2.5 million in cash flow savings each quarter. Our board of directors will continue to evaluate our dividend policy in light of our portfolio performance and relevant provisions of the Internal Revenue Code; however, we are prohibited from paying any dividends under the merger agreement and do not anticipate having adequate liquidity to pay a dividend in any event.

Overview

        We are a specialty finance company formed on January 25, 2005 by BIM to invest in commercial real estate, real estate loans, real estate related securities, such as commercial and residential mortgage-backed securities, and various other asset classes. We commenced operations in March 2005. We have elected and qualified to be taxed as a REIT for federal income tax purposes commencing with our taxable year ended December 31, 2005 and expect to qualify as a REIT in subsequent tax years. We manage the composition of our portfolio so that we will qualify for an exclusion from regulation under the Investment Company Act. We are externally managed by our Manager, a wholly-owned subsidiary of Brookfield.

        During the third quarter of 2009, we observed a number of IPO filings by recently formed entities with investment strategies focused on commercial and residential real estate debt markets. As permitted by our management agreement (which contains policies to ensure that potential conflicts of interest are managed appropriately), our Manager's parent company is pursuing opportunities to sponsor new ventures and raise investment capital to be deployed in the real estate debt sector. Our Board of Directors will continue to exercise oversight of our Manager and our Manager will continue to have the same obligation to manage our portfolio as set forth in our management agreement (which contains policies to ensure that potential conflicts of interest are managed appropriately).

        Given current market conditions and our lack of investable cash, currently, we are unable to take advantage of new investment opportunities and we do not believe we will be able to take advantage of new investment opportunities in the future.

        Since we commenced operations in March 2005, we have invested in Agency mortgage-backed securities, non-agency residential mortgage-backed securities, commercial mortgage-backed securities,

other commercial mortgage loan products, including whole loans, A Notes, B Notes, mezzanine loans, and investments in funds that invest in whole loans, A Notes, B Notes, and mezzanine loans, and purchased commercial real estate properties. A large portion of our investments in MBS hold a deeply subordinated position in the underlying trust structure. We also have taken positions in various credit default swaps relating to commercial mortgage-backed securities and residential mortgage-backed securities and have entered into interest rate swaps to hedge the basis risk of our floating rate liabilities. We have leveraged our portfolio in order to achieve attractive risk-adjusted returns. We have issued four types of liabilities:

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  trust preferred securities;

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  CDO liabilities;

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  secured mortgage debt; and

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  short-term liabilities.

        We completed a private offering of 17,400,000 shares of our common stock in March 2005 in which we raised net proceeds of approximately $405.6 million. We completed our initial public offering of 7,500,000 shares of our common stock in August 2006 in which we raised net proceeds of approximately $158.6 million. Between August 2007 and November 2007, we purchased 299,300 shares of our common stock in open market purchases. As of December 31, 2009, our portfolio was comprised of commercial mortgage-backed securities (CMBS), commercial real estate loan investments, residential mortgage-backed securities (RMBS) and operating real estate of approximately $272.0 million, and we have issued debt with a carrying value totaling approximately $333.5 million. The resulting GAAP-reported stockholders' deficit of $58.1 million represents a reduction of $622.3 million of the net amounts raised in 2005 and 2006. This reduction in stockholders' equity can be attributed to the following general areas:

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  realized losses on disposition of assets, credit default swaps and interest rate swaps;

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  dividends paid in excess of GAAP earnings;

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  impairment of loans and other decreases in market values on CMBS and RMBS assets for which we have projected a decline in future cash flows; and

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  decreases in market values on CMBS and RMBS assets that are solely attributable to spread widening.

        We earn revenues and generate cash through our investments. These revenues are, in turn, used to pay the interest and other costs of our financings (including payments due on interest rate hedges), to pay for our overhead costs and, when applicable, to pay the management fee. The net earnings after these payments, if any, are used to pay dividends to our stockholders, to further reduce our liabilities or, when we have investable capital, to re-invest into targeted assets. In order to maintain compliance with the REIT regulations, we are required to pay out at least 90% of our taxable income as dividends. Typically there are mismatches between taxable income and GAAP income. Due to realized losses that we have incurred to date and the projected decline in cash flows of some of our assets, we currently expect a portion of our portfolio to generate substantial tax operating losses in 2010 and in future periods.

Trends; Current Market Environment; Current Portfolio Considerations

        In July 2007, the commercial real estate finance sector began to show serious signs of liquidity-related distress. This was in addition to the distress that had already begun in the securitized residential products markets. Now, almost three years into the world-wide financial crisis, commercial real estate credit markets have begun to experience a second layer of stress, as adverse credit events at the underlying loan level have begun to increase, and, in the residential sector, many of the long-awaited losses from the high delinquency levels have percolated through the various securitizations that own these loans. The dual factors of diminishing liquidity and increasing incurrence of adverse credit events place a lot of stress on commercial and residential real estate credit investors. The diminished liquidity negatively impacts the market value of the respective investments whereas the adverse credit events negatively impact the prospective cash flow of the respective investments. The U.S. federal government enacted several programs with the intent of stabilizing the financing markets. These programs include the Troubled Assets Relief Program (TARP), the Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program (PPIP), among others. While we are cautiously optimistic that such governmental programs will have some positive impact on the housing markets and the lending environment, we do not believe that the overall market will stabilize until (a) home prices firm up and the impact of these lower home prices works through the various real estate financing markets, and (b) commercial lending markets become functional and the borrowers in these markets readjust their valuations and expectations to reflect a much less aggressive lending environment.

        Performance for CMBS investors, including us, is highly dependent upon the credit performance of existing securitized portfolios. We expect that loans that do not have near-term maturities that were underwritten with the related secured properties having stabilized cash flow in place will tend to perform better during this difficult period. By contrast, we believe that loans made on transitional, or other value-creating, projects or that have near-term maturities will suffer the greatest. The markets will be greatly impacted by these loans with near-term maturities; causing the existing credit spread environment to last until the consequences of these near-term loan maturities are better understood. Through our CMBS portfolio and our commercial real estate loan portfolio, we have exposure to each of these loan types. Our CMBS portfolio, which is comprised solely of fixed rate conduit deals, will start to have material maturities in the underlying collateral pools in 2010; in addition, the delinquency rate for our CMBS portfolio increased dramatically during the second quarter of 2009, and continued to increase during the third and fourth quarters of 2009. As delinquencies have increased, our prospective cash flows have been materially lowered.

        As discussed in Note 3 to our consolidated financial statements, "Fair Value Hierarchy", we value our investment securities using current market pricing. The spreads that have been utilized to value our assets are extremely wide from a historical perspective. These spreads are wide due to the market's view of the risks contained within these types of investments within the current market environment. These risks include the market's expectation of increasing delinquencies and losses within residential and commercial mortgage loans, and consequently, in the securitized pools that own these loans. The market's expectation is also that commercial and residential loans originated in the period from 2005 to 2007 will under-perform prior vintages. These market expectations become embodied in the modeling assumptions that are used to value securities such as the RMBS and CMBS that we own. The valuation of these assets is extremely sensitive to these assumptions. Additionally, there are many factors for which there is no relevant comparable data to use in order to help judge that particular factor's impact on future performance. For instance, many of the underlying residential and commercial mortgages originated during the 2005 to 2007 era have very low interest rate coupons. These low coupons may prove to dampen credit losses that otherwise are expected by the market, although there can be no assurance of this. As these origination vintages age, performance tiering may become evident; meaning that the 2005 vintage may exhibit stronger performance than the 2006 or 2007 vintages. In the current marketplace, there is no evidence of any meaningful tiering among these three vintages. Additionally, the governmental programs discussed above may have a positive impact on certain sub-prime borrowers and sub-prime loan pools. Conversely, consumer retail weakness, job losses and a weak economy may result in credit losses exceeding the market's expectations.

        We believe the following trends may also affect our business:

        Uncertain interest rate environment—The credit market disruption that has persisted since the summer of 2007 continues to have a dramatic effect on the economy. The distress in the financial markets has led to significant changes in Federal Reserve monetary policy, in the form of lower rates and through direct financing to primary dealers through the TALF and other programs. However, pressure from a pull-back in lending and credit provision still weighs heavily on the consumer and on the residential housing markets. Continued weakness in the residential real estate markets and in both the commercial and residential lending environment is likely to persist, and in general should result in slower U.S. economic growth. Additionally, lower rates have not resulted in dramatically increased prepayment speeds, largely given the constraints around lending, which have even impacted the U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.

        Normally, we would expect that our fixed-rate assets would decline in value in a rising interest rate environment. We have engaged in interest rate swaps to hedge a portion of the risk associated with increases in interest rates. However, because we do not always hedge 100% of our outstanding financing, increases in interest rates could result in a decline in the value of our portfolio, net of hedges. Similarly, decreases in interest rates could result in an increase in the value of our portfolio. Given the substantial dislocation in asset prices, however, these traditional relationships between levels of interest rates and yield spread or price changes, may not exist. In addition, interest rates remain, and are likely to remain for the foreseeable future, at consistent and low levels.

        Prepayment rates—Typically, as interest rates fall, prepayment rates on residential mortgages rise. However, given the global credit crisis, this cycle could be different as the decline in housing market activity and home price depreciation could keep prepayment rates low as refinancing becomes less accessible. As noted above, lower rates have not dramatically increased prepayment speeds during the current recession, as more constraints have been placed on lending. Prepayment rates also may be affected by other factors, including, without limitation, conditions in the housing and financial markets, general economic conditions and the relative interest rates on mortgage loans.

        Liquidity—Managing liquidity has become a priority for our company. Whereas most of our assets, such as the commercial real estate properties and the assets held by our CDOs, have been financed with long-term liabilities, some of our assets are financed on a short-term basis while they are in transition toward longer-term financing solutions. In the current marketplace, however, that long-term financing is not available. These short-term financings are collateralized borrowings under our revolving credit facility, which will mature on August 31, 2010 or earlier in accordance with its terms. As asset values decline, margin calls from our financing counterparties place demands on our cash and other liquidity sources. This can force us to sell assets and de-leverage the balance sheet, which could negatively impact earnings and negatively impact our ability to make distributions to our stockholders. As of December 31, 2009, we had reduced our exposure to margin calls to $0.4 million on our credit default swaps, and we had unencumbered assets at such date that provided us with $2.5 million of additional borrowing capacity under our secured financing facility.

        Weakness of mortgage market—The sub-prime market has been severely affected by changes in the lending landscape; for now and for the foreseeable future, access to mortgages for sub-prime borrowers has been substantially limited. This limitation on financing is expected to have an impact on all mortgage loans that are resetting and is expected to result in increased default rates. The severity of the liquidity limitation was largely unanticipated by the markets. The liquidity issues also affect prime and Alt-A Non-Agency lending, with the origination of many product types being completely curtailed and lenders requiring high loan-to-value ratios when providing refinancing to borrowers. At the margin, this has an impact on new demand for homes, which will compress the home ownership rates and weigh heavily on future home price performance. There is a strong correlation between home price growth rates and mortgage loan delinquencies. This comes in addition to the delinquency pressures in the sub-prime market resulting from weaker underwriting, which put many sub-prime lenders out of business in 2006 and 2007. The market deterioration has caused us to expect increased losses related to our holdings over time, and in the immediate period, has resulted in a significant decline in the market values of our assets as well as a significant decrease in anticipated cash flows from our investments. We continually monitor and adjust our cash flow assumptions in light of current and projected market conditions, and we believe that results in an accurate representation of value on our balance sheet.

        We believe that, at this time, the underlying losses in the sub-prime market have not fully manifested themselves in the securitizations, including those in which we own MBS. Accordingly, there are a number of factors that can help to mitigate issues before they fully impact the market. The government does have a number of programs that it can utilize to help the conditions in the residential mortgage industry. Currently, the lending limits for Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Government National Mortgage Association have been raised. As well, recent legislation has expanded and modernized the FHA programs to make financing available at affordable terms to delinquent borrowers. At the margin, programs that will have the effect of reducing foreclosure inventory will be helpful to the resolution of home price declines. In addition, given the current interest rate environment, the U.S. government has little room to further decrease the Fed Funds rate.

        Other markets, such as the Alt-A and Option ARM market have also come under more significant delinquency and pricing pressure beginning in the first quarter of 2008. As a result of large forced sales and rising delinquency rates on these programs, price declines have been significant even for AAA-rated securities. These price dislocations have also been felt in the prime markets on both fixed-rate and hybrid arm Non-Agency securities, across most vintages. Performance remains stronger for loans underwritten prior to 2005, and for fixed rate loans; however, the magnitude of the price declines currently exceeds the expectations of loss for these sectors.

        Structured finance transactions—The dislocations in the sub-prime market have rippled throughout the structured finance markets. Yield spreads on CMBS and prime Non-Agency RMBS have widened dramatically since the beginning of 2007, resulting in significant negative market value adjustments to our assets. The issuance of CDOs, which had been a key financing tool for us and for our peers, has come to a halt, cutting off an attractive financing alternative for the foreseeable future.

        For a discussion of additional risks relating to our business see the risk factors disclosed under Part I, Item 1A, "Risk Factors".

Our Business Model

        Our interest, dividend and rental income net of interest expense, which we refer to as our net investment income, is generated primarily from the net spread, or difference, between the interest, dividend and rental income we earn on our investment portfolio and the cost of our borrowings and hedging activities. Our net investment income will vary based upon, among other things, the difference between the interest rates earned on our various interest-earning assets, the borrowing costs of the liabilities used to finance those investments and the credit performance of the assets.

        Certain of our investments, including RMBS and subordinate CMBS, currently generate substantial mismatches between taxable income and available cash. In order to meet the requirement to distribute a substantial portion of our net taxable income, we may need to borrow, sell assets or raise additional equity capital, to the extent possible, although our current financial condition may preclude us from obtaining new borrowing or raising additional equity capital.

        Our Manager is entitled to receive a base management fee that is based on the amount of our equity (as defined in the management agreement), regardless of the performance of our portfolio. Accordingly, the payment of our base management fee is not primarily dependent on our profitability

(except to the extent that our equity is affected) and may provide us with an incentive to incur losses. We and our Manager agreed that during 2008, we would pay our base management fee to our Manager in shares of our common stock valued at the weighted average closing price during the last five trading days of the applicable fiscal quarter. Additionally, our Manager is entitled to receive an incentive management fee that is dependent upon the amount of our GAAP earnings. As a result of our having negative equity (as defined in the management agreement), we did not pay a management fee to our Manager for the three months ended December 31, 2008 or for the year ended December 31, 2009.

        Generally speaking, compression of credit spreads can increase the unrealized gains on our current investments and reduce our net investment income, while widening credit spreads reduce the realized and unrealized gains on our current investments (or cause realized and unrealized losses).

        Since 2007, credit spreads have widened significantly. The widening of credit spreads and increasing interest rates caused a significant increase in the net unrealized losses on our available-for-sale securities. Net unrealized losses initially are recorded in accumulated other comprehensive loss. We periodically evaluate our portfolio of available-for-sale securities for impairment and reclassify such unrealized losses to impairments on available-for-sale securities in our statement of operations when appropriate, which since the second half of 2007 has caused our book value per share to decrease. One of the key drivers for the widening of credit spreads has been the recent disruption in the securitized products sectors.

        In addition to widening credit spreads, the disruption in the securitized products markets over the past three years has adversely affected the market in which we operate in a number of other ways. For example, the market disruption has reduced the trading activity for many securities, resulting in less liquid markets for those securities. As the securities we hold are marked to market at the end of each quarter, the decreased liquidity and concern over market conditions have resulted in significantly lower valuations of substantially all of our CMBS, RMBS and preferred equity investments since mid-2007. These lower valuations have affected us by, among other things, decreasing our net book value and in contributing to our decision to record other than temporary non-cash impairments (discussed below in "—Critical Accounting Policies—Valuation of Financial Instruments"). In addition, Standard & Poor's, Moody's and Fitch recently have issued a series of credit rating downgrades on various real estate securities. Through March 16, 2010, one of the sub-prime RMBS that we owned at December 31, 2009, which had a carrying value of $0.0 million at December 31, 2009, had been downgraded below its lowest rating at December 31, 2009; three of the prime RMBS that we owned at December 31, 2009, which had an aggregate carrying value of $0.1 million at December 31, 2009, had been downgraded below their lowest rating at December 31, 2009 and 20 of the CMBS that we owned at December 31, 2009, which had an aggregate carrying value of $13.1 million at December 31, 2009, had been downgraded below their lowest rating at December 31, 2009.

        We do not currently know the full extent to which this market disruption will affect us or the markets in which we operate. If the disruption continues, we may experience continued tightening of liquidity, additional impairment charges and further challenges in raising additional capital and obtaining investment financing on attractive terms. Future market developments may continue to have a materially negative impact on our business or results of operations. As discussed below under "—Liquidity and Capital Resources", if the Merger is not consummated and we are unable to successfully restructure our borrowing arrangements and we do not receive additional funding, our ability to continue as a going concern will be in doubt.

Critical Accounting Policies

        Our financial statements are prepared in accordance with accounting principles generally accepted in the United States, or U.S. GAAP. These accounting principles require us to make some complex and subjective decisions and assessments. These include the fair market value of certain investments, debt obligations and derivative assets and liabilities, the amount and timing of credit losses, prepayment assumptions and other items that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates (e.g., market values change due to changes in supply and demand, credit performance, prepayments, interest rates or other reasons; yields change due to changes in credit outlook and loan prepayments) will occur in the near future. Our most critical accounting policies involve decisions and assessments that could affect our reported assets and liabilities as well as our reported revenues and expenses. We believe that all of the decisions and assessments upon which our financial statements are based were reasonable at the time made based upon information available to us at that time. We rely on the experience of Brookfield's, BIM's and our management, along with their analysis of historical and current market data, in order to arrive at what we believe to be reasonable estimates. See Note 2 to our consolidated financial statements contained elsewhere herein for a complete discussion of our accounting policies. Other than the adoption of FASB ASC 320-10-65-1 (previously FSP FAS 115-2), as defined below, there have been no material changes to our accounting policies in 2009. Our estimates are inherently subjective in nature and actual results could differ from our estimates and differences may be material. We have identified our most critical accounting estimates to be the following:

  Going Concern

        A fundamental principle of the preparation of financial statements in accordance with GAAP is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, our policy is to prepare our consolidated financial statements on a going concern basis unless we intend to liquidate or have no other alternative but to liquidate. As of December 31, 2009, we owed $28.9 million to an affiliate of our Manager under our secured credit facility. Unless earlier terminated as provided in the credit agreement, our credit facility terminates on August 31, 2010. As a result of our possible inability to extend, refinance or repay this indebtedness, there is substantial doubt about our ability to continue as a going concern. While we have prepared our consolidated financial statements on a going concern basis, if the Merger is not consummated and we are unable to successfully restructure our borrowing arrangements or we do not receive additional funding, our ability to continue as a going concern will be in doubt. Therefore, we may not be able to realize our assets and settle our liabilities in the ordinary course of business. Our consolidated financial statements included in this report do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern.

  Investment Consolidation

        For each investment we make, we evaluate the underlying entity that issued the securities we acquired or to which we made a loan in order to determine the appropriate accounting. We refer to guidance in FASB ASC 860-10-50-3 (previously SFAS 140) and FASB ASC 810-10-05-8 (previously FIN 46R) in performing our analysis. FASB ASC 810-10-05-8 addresses the application of FASB ASC 810-10-15-10 (previously ARB 51), to certain entities in which voting rights are not effective in identifying an investor with a controlling financial interest. An entity is subject to consolidation under FASB ASC 810-10-05-8 if the investors either do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support, are unable to direct the entity's activities, or are not exposed to the entity's losses or entitled to its residual returns ("variable interest entities" or "VIEs"). Variable interest entities within the scope of FASB ASC 810-10-05-8 are required to be consolidated by their primary beneficiary. The primary beneficiary of a VIE is determined to be the party that absorbs a majority of the VIE's expected losses, receives the majority of the VIE's expected returns, or both.

        Our ownership of the subordinated classes of CMBS and RMBS from a single issuer may provide us with the right to appoint the special servicer for the applicable trust (that special servicer will control the foreclosure/workout process on the underlying loans), which we refer to as the Controlling Class CMBS and RMBS. Currently, there are certain exceptions to the scope of FASB ASC 810-10-50-18, one of which provides that an investor that holds a variable interest in a qualifying special-purpose entity ("QSPE") is not required to consolidate that entity unless the investor has the unilateral ability to cause the entity to liquidate. FASB ASC 860-10-50-3 (previously SFAS 140) sets forth the requirements for an entity to qualify as a QSPE. To maintain the QSPE exception, the special-purpose entity must initially meet the QSPE criteria and must continue to satisfy such criteria in subsequent periods. A special-purpose entity's QSPE status can be impacted in future periods by activities undertaken by its transferor(s) or other involved parties, including the manner in which certain servicing activities are performed. To the extent that our CMBS or RMBS investments were issued by a special-purpose entity that meets the QSPE requirements, we record those investments at the purchase price paid. To the extent the underlying special-purpose entities do not satisfy the QSPE requirements, we follow the guidance set forth in FASB ASC 810-10-05-8 as the special-purpose entities would be determined to be VIEs.

        We have analyzed the pooling and servicing agreements governing each of our Controlling Class CMBS and RMBS investments and we believe that the terms of those agreements are industry standard and are consistent with the QSPE criteria. We also have evaluated each of our Controlling Class CMBS and RMBS investments for which we own a greater than 50% interest in the subordinated class as if the special-purpose entities that issued such securities are not QSPEs. Using the fair value approach to calculate expected losses or residual returns, we have concluded that we would not be the primary beneficiary of any of the underlying special-purpose entities. Our maximum exposure to loss as a result of our investment in these special-purpose entities totaled $3.8 million as of December 31, 2009.

        In June 2009, the FASB issued FASB ASC 810-10-65-2 (previously SFAS 167), which amends the consolidation guidance applicable to VIEs. We currently are evaluating the impact that this new guidance will have on our investment portfolio. See Note 2 to our consolidated financial statements contained elsewhere in this Annual Report on Form 10-K for a further discussion of the impact of FASB ASC 810-10-65-2 on our consolidated financial statements.

  Revenue Recognition

        The most significant source of our revenue comes from interest income on our securities and loan investments. Interest income on loans and securities investments is recognized over the life of the investment using the effective interest method. Mortgage loans generally will be originated or purchased at or near par value and interest income will be recognized based on the contractual terms of the debt instrument. Any loan fees or acquisition costs on originated loans will be deferred and recognized over the term of the loan as an adjustment to the yield. Interest income on mortgage-backed securities, which we refer to as MBS, is recognized on the effective interest method as required by FASB ASC 325-40-65-1 (previously FSP EITF 99-20-1). Under FASB ASC 325-40-65-1, management estimates, at the time of purchase, the future expected cash flows and determines the effective interest rate based on these estimated cash flows and our purchase prices. Subsequent to the purchase and on a quarterly basis, these estimated cash flows are updated and a revised yield is calculated based on the current amortized cost of the investment. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate and interest rate fluctuations. In addition, interest payment shortfalls have to be estimated due to delinquencies on the underlying mortgage loans and the timing and magnitude of credit losses on the mortgage loans underlying the securities. These uncertainties and contingencies are difficult to predict and are subject to future events that may affect management's estimates and our interest income. When current period cash flow estimates are lower than the previous period and fair value is less than an asset's carrying value, we will write down the asset to fair market value and record an impairment charge in current period earnings.

        Through its extensive experience in investing in MBS, BIM has developed models based on historical data in order to estimate the lifetime prepayment speeds and lifetime credit losses for pools of mortgage loans. The models are based primarily on loan characteristics, such as loan-to-value ratios ("LTV"), borrower credit scores, loan type, loan rate, property type, etc., and also include other qualitative factors such as the loan originator and servicer. Once the models have been used to project the base case prepayment speeds and to project the base case cumulative loss, those outputs are used to create yield estimates and to project cash flows.

        Because mortgage assets amortize over long periods of time (i.e., 25 to 30 years in the case of RMBS assets or 10 years in the case of CMBS assets), the expected lifetime prepayment experience and the expected lifetime credit losses projected by the models are subject to modification in light of actual experience assessed from time to time. For each of the purchased mortgage pools, our Manager tracks the actual monthly prepayment experience and the monthly loss experience, if any. To the extent that the actual performance trend over a 6-12 month period of time does not reasonably approximate the expected lifetime trend, in consideration of the seasoning of the asset, our Manager may make adjustments to the assumptions and revise yield estimates and projected cash flows.

        The following hypothetical example reflects the impact of a change in the historical prepayment experience:

    Assumptions:
    Price = 101.75% of par
    Current Face = $1,000,000
    Investment at cost = $1,017,500

Constant Prepayment Rate	Yield	Annual Income	Percent Difference
6%	5.54%	$57,129.30	14%
15%	5.09%	$52,481.09	5%
20%	4.85%	$49,978.37	0%
40%	3.97%	$40,754.16	(18)%
60%	3.06%	$31,394.35	(37)%

        We have retained substantially all of the risks and benefits of ownership of our rental properties and therefore we account for leases with our tenants as operating leases. The total amount of contractual rent that we receive from operating leases is recognized on a straight-line basis over the term of the lease; and a straight-line or free rent receivable, as applicable, is recorded for the difference between the rental revenue recorded and the contractual amount received. In addition to base rent, the tenants in our commercial real estate properties also pay substantially all operating costs.

        Expense reimbursement income arising from tenant leases which provide for the recovery of all or a portion of the operating expenses and real estate expenses of the respective property is accrued in the same period as the related expenses are incurred. These recoverable expenses are included in expenses as commercial real estate expenses.

        Income arising from the operation of parking garages is recognized when the parking spaces are occupied. Expenses related to the operation of parking garages are included in expenses as commercial real estate expenses.

  Loan Loss Provisions

        We have purchased and originated mezzanine loans and commercial mortgage loans to be held as long-term investments. We evaluate each of these loans for possible impairment on a quarterly basis. Impairment occurs when it is deemed probable that we will not be able to collect all amounts due according to the contractual terms of the loan. In our evaluation of these loans for possible impairment, we develop significant assumptions which include, but are not limited to, the value of the real estate of partnership or membership interests that secure the mortgage loans, the expected sale period for such real estate, the appropriate discount rate, the fair value of any collateral being used to secure any guarantees from the borrower and the estimated costs incurred to dispose of such guarantee collateral. Upon a determination of impairment, we will establish a reserve for loan losses and a corresponding charge to earnings through the provision for loan losses.

  Valuation of Financial Instruments

        We measure financial instruments, derivatives and our collateralized debt obligations at fair value. We account for real estate loans held for sale at the lower of their carrying amount or fair value less estimated cost to sell. Realized and unrealized gains or losses from our investment securities and collateralized debt obligations within our CDO entities for which we elected the fair value option are recorded in our statements of operations. Unrealized gains or losses from our investment securities for which we did not elect the fair value option are recorded through other comprehensive income or loss. Impairments on our available-for-sale securities are recorded in our consolidated statements of operations. Changes in the carrying amount or fair value of our real estate loans held for sale are recorded in our consolidated statements of operations.

        We adopted FASB ASC 820-10-50-8 (previously SFAS 157), in the first quarter of 2008. FASB ASC 820-10-50-8 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Additionally and also in the first quarter of 2008, we adopted FASB ASC 825-10-45-1 (previously SFAS 159), and applied this option to the investment securities and collateralized debt obligations within our CDO legal entities.

        FASB ASC 820-10-05-1 defines "fair value" as the price that would be received on the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date, or an exit price. The degree of judgment utilized in measuring the fair value of financial instruments generally correlates to the level of pricing observability. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices in active markets generally have more pricing observability and require less judgment to be utilized in measuring fair value. Conversely, financial instruments rarely traded or not quoted have less observability and are measured at fair value using valuation models that require more judgment. Pricing observability is impacted by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and overall market conditions generally.

        The overall valuation process for financial instruments may include adjustments to valuations derived from pricing models. These adjustments may be made when, in management's judgment, either the size of the position in the financial instrument or other features of the financial instrument such as its complexity, or the market in which the financial instrument is traded (such as counterparty, credit, concentration or liquidity), require that an adjustment be made to the value derived from the pricing models. An adjustment may be made if a trade of a financial instrument is subject to sales restrictions that would result in a price less than the computed fair value measurement from a quoted market price. Additionally, an adjustment from the price derived from a model typically reflects management's judgment that other participants in the market for the financial instrument being measured at fair value would also consider such an adjustment in pricing that same financial instrument.

        We have categorized our financial instruments measured at fair value into a three-level classification in accordance with FASB ASC 820-10-50-2. Fair value measurements of financial instruments that use quoted prices in active markets for identical assets or liabilities generally are categorized as Level 1, and fair value measurements of financial instruments that have no direct observable levels generally are categorized as Level 3. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. Financial assets and liabilities presented at fair value in our Balance Sheet generally are categorized as follows:

        Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

    The types of assets and liabilities carried at Level 1 fair value generally are G-7 government and agency securities, equities listed in active markets, investments in publicly traded mutual funds or closed-end funds with quoted market prices and listed derivatives.

        Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument's anticipated life.

    Fair valued assets and liabilities that generally are included in this category are non-G-7 government securities, municipal bonds, certain hybrid financial instruments, certain mortgage and asset backed securities, certain corporate debt, certain commitments and guarantees, certain private equity investments and certain derivatives for which observable market inputs can be obtained.

        Level 3—Inputs that are not observable through correlation with market data (non-binding quotes from dealers in securities and independent pricing services without observable inputs) and inputs that reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

    Generally, assets and liabilities carried at fair value and included in this category are certain mortgage and asset-backed securities, certain corporate debt (excluding CDO liabilities), certain private equity investments, certain commitments and guarantees and certain derivatives.

    Fair value of our CDO liabilities is determined based on relevant characteristics of the structure, which include:

      •
      the respective credit rating and subordination of each tranche within the CDO;

      •
      the cross-collateralization of the individual assets owned by the CDO; and

      •
      the nature of any cash flow triggers that could divert cash flows to senior tranches within the structure.

    Generally, a secondary market participant would analyze the collateral supporting CDO liabilities as a pool of assets, and adjust its valuation to incorporate the credit enhancement attributes of the senior liabilities when determining their fair value. These loss adjusted cash flows and resulting yields are related to (but not entirely dependent upon) the yields and prices of the assets owned by the CDO trust.

        Financial assets and liabilities presented at fair value and categorized as Level 3 generally are financial instruments that are valued based on quotes from dealers and prices obtained from independent pricing services that do not have observable inputs with market data. For financial instruments that are priced using broker quotes, we generally obtain only one quote. The criteria we use to determine whether an illiquid market exists include a lack of binding broker quotes, significant spread widening between bid prices and ask prices and lack of observable trades for comparable assets. In addition, Level 3 also includes financial instruments that are marked to model using relevant empirical data to extrapolate an estimated fair value. The models' inputs reflect assumptions that market participants would use in pricing the instrument in a current period transaction and outcomes from the models represent an exit price and expected future cash flows. Our valuation models are calibrated to the market on a frequent basis. The parameters and inputs are adjusted for assumptions about risk and current market conditions. Changes to inputs in valuation models are not changes to valuation methodologies; rather, the inputs are modified to reflect direct or indirect impacts on asset classes from changes in market conditions. Accordingly, results from valuation models in one period may not be indicative of future period measurements. Valuations are independently reviewed by employees of our Manager and, where applicable, valuations are back tested comparing instruments sold to where they were marked. Different judgments and assumptions used in pricing could result in different estimates of value.

        In accordance with FASB ASC 820-10-50-1, valuation techniques used for assets and liabilities accounted for at fair value are generally categorized into three types:

  Market Approach—Market approach valuation techniques use prices and other relevant information from market transactions involving identical or comparable assets or liabilities. Valuation techniques consistent with the market approach include comparables and matrix pricing. Comparables use market multiples, which might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both quantitative and qualitative factors specific to the measurement. Matrix pricing is a mathematical technique used principally to value certain securities without relying exclusively on quoted prices for the specific securities but comparing the securities to benchmark or comparable securities.

  Income Approach—Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts.

  Cost Approach—Cost approach valuation techniques are based upon the amount that, at present, would be required to replace the service capacity of an asset, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility.

        The three approaches described within FASB ASC 820-10-50-1 are consistent with generally accepted valuation methodologies. While all three approaches are not applicable to all assets or liabilities accounted for at fair value, where appropriate and possible, one or more valuation techniques may be used. The selection of the valuation method(s) to apply considers the definition of an exit price and the nature of the asset or liability being valued and significant expertise and judgment is required. For assets and liabilities accounted for at fair value, valuation techniques generally are a combination of the market and income approaches. For the year ended December 31, 2009, the application of valuation techniques applied to similar assets and liabilities has been consistent.

        During the year ended December 31, 2009, our assets measured at fair value on a recurring basis reflected as Level 3 decreased largely as a result of principal repayments and write-offs on CMBS and Non-Agency RMBS and declines in the projected cash flow on our CMBS and Non-Agency RMBS. The significant amount of our investment securities reflected as Level 3 is a result of the reduction of liquidity in the capital markets that resulted in a decrease in the observability of the significant inputs used in determining fair value. Management determined the classification level of each security based upon a review of the pricing source used (non-binding broker quotes, pricing services or fair value determinations by management).

        During the year ended December 31, 2009, our liabilities measured at fair value on a recurring basis reflected as Level 3 decreased by $34.2 million, as a result of the derivative liabilities that we closed out during the year and the principal repayments on our CDO obligations. In addition, the decrease in valuation of our derivatives liabilities and our CDO obligations, which are based on non-binding broker quotes, contributed to the decrease. The significant amount of our collateralized debt obligations reflected as Level 3 is a result of the reduction of liquidity in the capital markets that resulted in a decrease in the observability of the significant inputs used in determining fair value.

        The following table summarizes the sources from which fair value was determined on our assets and liabilities measured at fair value on a recurring basis that were classified as Level 3 as of December 31, 2009.

	Investment Securities	%	Derivative Liabilities	%	Collateralized Debt Obligations	%
	($ in millions)
Non-binding quote(s) from dealers in securities	$8.7	20.3%	$34.9	100%	$33.6	100%
Independent pricing service	31.4	73.4%	—	0%	—	0%
Fair Value determinations by management	2.7	6.3%	—	0%	—	0%

Total	$42.8	100.0%	$34.9	100%	$33.6	100%

  Other-than Temporary Impairments

        When the fair value of an available-for-sale security is less than its amortized cost for an extended period, we consider whether there is an other-than-temporary impairment in the value of the security in accordance with FASB ASC 320-10-50-8A (previously FSP FAS 115-2, EITF 99-20 and FSP EITF 99-20-1). An impairment that is an "other-than-temporary impairment" is a decline in the fair value of an investment below its amortized cost attributable to factors that indicate that the decline will not be recovered. Under the guidance of FASB ASC 320-10-50-8A, should an other-than-temporary impairment be deemed to have occurred, the total other-than-temporary impairment is bifurcated into (i) the amount related to credit losses, and (ii) the amount related to all other factors. The portion of the other-than-temporary impairment related to credit losses is calculated by comparing the amortized cost of the security to the present value of cash flows expected to be collected, discounted at the security's current yield, and is recognized through earnings on the consolidated statement of operations. The portion of the other-than-temporary impairment related to all other factors is recognized as a component of other comprehensive income (loss) on the consolidated balance sheet. Other-than-temporary impairments result in reducing the security's carrying value to its fair value, which creates a new carrying value for the investment. We compute a revised yield based on the future estimated cash flows as described in "—Revenue Recognition" above. Significant judgments are required in determining impairments, which include making assumptions regarding the estimated prepayments, loss assumptions and the changes in interest rates that are based on current market conditions.

        Quarterly, we reevaluate our securities portfolio to determine if there has been an other-than-temporary impairment based upon expected future cash flows. As a result of this evaluation, under the guidance of FASB ASC 320-10-50-8A, we believe that there has been an adverse change in expected cash flows for the securities in our portfolio and, therefore, recognized an aggregate other-than-temporary impairment of $69.8 million related to credit losses, as defined under FASB ASC 320-10-50-8A, and has been recorded through earnings. An additional impairment of $8.1 million related to other factors also has been recorded through earnings based on our assessment that it is more likely than not that these securities will be required to be sold before we recover their amortized cost basis.

  Net Changes in Assets and Liabilities under Fair Value Option

        In February 2007, the FASB issued FASB ASC 825-10-45-1 (previously SFAS 159). FASB ASC 825 permits entities to choose to measure many financial instruments and certain other items at fair value to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. FASB ASC 825-10-50-28 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. FASB ASC 825-10-50-28 is effective for financial statements issued for fiscal periods beginning after November 15, 2007. FASB ASC 825-10-50-28 was effective for us beginning January 1, 2008, and had the following effect at adoption (dollars in thousands):

	Historical cost as of December 31, 2007	Fair value at date of adoption	Cumulative effect adjustment
CDOs	$486,608	$299,034	$187,574
Deferred financing costs on CDOs, net of accumulated amortization	8,152	—	(8,152)
Net unrealized holding gains on available-for-sale securities within our CDO entities reclassified to accumulated deficit			1,670

Total cumulative effect adjustment			$181,092

        In addition, we had $290.9 million of notional interest rate positions relating to our CDOs that no longer qualify for hedge accounting at the date of adoption. Starting in 2008, changes in fair value and net cash settlements are recorded in our statement of operations.

  Commercial Real Estate

        Commercial properties held for investment are carried at cost less accumulated depreciation. In accordance with FASB ASC 805-10-05-2 (previously SFAS 141(R)) upon acquisition, we allocate the purchase price to the components of the commercial properties acquired: the amount allocated to land is based on its estimated fair value; buildings and existing tenant improvements are recorded at depreciated replacement cost; above- and below-market in-place operating leases are determined based on the present value of the difference between the rents payable under the contractual terms of the leases and estimated market rents; lease origination costs for in-place operating leases are determined based on the estimated costs that would be incurred to put the existing leases in place under the same terms and conditions; and tenant relationships are measured based on the present value of the estimated avoided net costs if a tenant were to renew its lease at expiry, discounted by the probability of such renewal. Based on these estimates, we allocate the initial purchase price to the applicable assets and liabilities. As final information regarding fair value of the assets acquired and liabilities assumed is received and estimates are refined, appropriate adjustments are made to the purchase price allocation. The allocations are finalized within twelve months of the acquisition date.

        Depreciation on buildings is provided on a straight-line basis over the useful lives of the properties to a maximum of 40 years. Depreciation is determined with reference to each rental property's carried value, remaining estimated useful life and residual value. Acquired tenant improvements, above- and below-market in-place operating leases and lease origination costs are amortized on a straight-line basis over the remaining terms of the leases. The value associated with acquired tenant relationships is amortized on a straight-line basis over the expected term of the relationships. All other tenant improvements and re-leasing costs are deferred and amortized on a straight-line basis over the terms of the leases to which they relate. Depreciation on buildings and amortization of deferred leasing costs and tenant improvements that are determined to be assets of the company are recorded in depreciation and amortization expense. All above- and below-market tenant leases and tenant relationships are amortized to revenue. Above- and below-market ground leases are amortized to commercial real estate expenses.

        Properties are reviewed for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. For commercial properties, an impairment loss is recognized when a property's carrying value exceeds its undiscounted future net cash flow. The impairment is measured as the amount by which the carrying value exceeds the estimated fair value. Projections of future cash flow take into account the specific business plan for each property and management's best estimate of the most probable set of economic conditions anticipated to prevail in the market.

        We assess fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, known trends, and market/economic conditions that may affect the property. Application of these assumptions requires the exercise of judgment as to future uncertainties and, as a result, actual results could differ from these estimates.

  Accounting For Derivative Financial Instruments and Hedging Activities

        Our policies permit us to enter into derivative contracts, including interest rate swaps, currency swaps, interest rate caps and interest rate swap forwards, as a means of mitigating our interest rate risk on forecasted interest expense associated with the benchmark rate on forecasted rollover/reissuance of repurchase agreements, or hedged items, for a specified future time period. We currently are using interest rate derivative instruments to mitigate interest rate risk rather than to enhance returns.

        In the normal course of business, we use a variety of derivative instruments to manage, or hedge, interest rate risk. We require that hedging derivative instruments be effective in reducing the interest rate risk exposure that they are designated to hedge. This effectiveness is essential for qualifying for hedge accounting. Some derivative instruments are associated with an anticipated transaction. In those cases, hedge effectiveness criteria also require that it be probable that the underlying transaction occurs. Instruments that meet these hedging criteria are formally designated as hedges at the inception of the derivative contract.

        To determine the fair value of derivative instruments, we use a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date. For the majority of financial instruments including most derivatives, long-term investments and long-term debt, standard market conventions and techniques such as discounted cash flow analysis, option-pricing models, replacement cost, counterparty default risk and termination cost are used to determine fair value. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

        In the normal course of business, we are exposed to the effect of interest rate changes and limit these risks by following established risk management policies and procedures including the use of derivatives. To address exposure to interest rates, we use derivatives primarily to hedge the mark-to-market risk of our liabilities with respect to certain of our assets.

        FASB ASC 815-10-05-4 (previously SFAS 133), requires us to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If a derivative is a hedge, depending on the nature of the hedge, changes in the fair value of the derivative will either be offset against the change in fair value of the hedged asset, liability, or firm commitment through earnings, or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. FASB ASC 815-10-50-4A may increase or decrease reported net income and stockholders' equity prospectively, depending on future changes in fair value.

        At December 31, 2009, we were a party to two interest rate swaps with a notional par value of approximately $281.0 million; the fair value of our net liability relating to interest rate swaps was approximately $25.3 million, which is included in our derivative liabilities, and we had accrued interest payable of approximately $0.4 million on our interest rate swaps at such date. We entered into these interest rate swaps to seek to mitigate our interest rate risk for the specified future time period, which is defined as the term of the swap contracts. These two interest rate swaps were entered into by our two CDOs and accordingly, our counterparties may not request additional margin collateral from us with respect to these contracts.

        As of December 31, 2009 and December 31, 2008, respectively, we had one and two credit default swaps ("CDS") with notional par values (our maximum exposure to loss) of $10.0 million and $20.0 million that are reflected on our balance sheet as a derivative liability at their fair value of approximately $9.6 million and $19.1 million, respectively. The fair value of the CDS depends on a number of factors, primarily premium levels, which are dependent on interest rate spreads. The CDS contracts are valued either by an independent third party pricing service or by using internally developed and tested market-standard pricing models that calculate the net present value of differences between future premiums on currently quoted market CDS and the contractual future premiums on our CDS contracts.

        We account for derivative and hedging activities in accordance with FASB ASC 815-10-05-4. FASB ASC 815-10-05-4 requires recognizing all derivative instruments as either assets or liabilities in the balance sheet at their fair value. The accounting for changes in fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. We have no fair value hedges or hedges of a net investment in foreign operations.

        For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the forecasted transaction in the same period or periods during which the hedged transaction affects earnings (for example, in "interest expense" when the hedged transactions are interest cash flows associated with floating-rate debt). The remaining gain (loss) on the derivative instrument in excess of the cumulative changes in the present value of future cash flows of the hedged item, if any, is recognized in the realized and unrealized gain (loss) on derivatives in current earnings during the period of change. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in realized and unrealized gain (loss) on derivatives in the current earnings during the period of change. Income and/or expense from interest rate swaps are recognized as a net adjustment to realized and unrealized gain (loss) on derivative. We account for income and expense from interest rate swaps on an accrual basis over the period to which the payment and/or receipt relates.

  Use of Estimates

        The preparation of financial statements in conformity with GAAP requires us to make a significant number of estimates in the preparation of the financial statements. These estimates include determining the fair market value of certain investments, debt obligations and derivative assets and liabilities, amount and timing of credit losses, prepayment assumptions, allocation of purchase price to tangible and intangible assets on property acquisitions, and other items that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates (e.g., market values change due to changes in supply and demand, credit performance, prepayments, interest rates or other reasons; yields change due to changes in credit outlook and loan prepayments) will occur in the near future. Our estimates are inherently subjective in nature and actual results could differ from our estimates and differences may be material.

  Income Taxes

        We operate in a manner that we believe will allow us to be taxed as a REIT and, as a result, we do not expect to pay substantial corporate-level income taxes. Many of the requirements for REIT qualification, however, are highly technical and complex. If we were to fail to meet these requirements and do not qualify for certain statutory relief provisions, we would be subject to federal income tax, which could have a material adverse impact on our results of operations and amounts available for distributions to our stockholders. In addition, Crystal River TRS Holdings, Inc., our TRS, is subject to corporate-level income taxes.

        Our policy for interest and penalties on material uncertain tax positions recognized in our consolidated financial statements is to classify these as interest expense and operating expense, respectively. However, in accordance with FASB ASC 740-10-05-6 (previously FIN 48), we assessed our tax positions for all open tax years (Federal, years 2005 through 2009 and State, years 2005 through 2009) as of December 31, 2009 and concluded that we have no material FASB ASC 740-10-05-6 liabilities to be recognized at this time.

Financial Condition

  Assets

        Our current portfolio consists of commercial mortgage-backed securities, residential mortgage-backed securities, commercial real estate loan investments, credit default swaps and operating real estate. All of our assets at December 31, 2009 were acquired with the net proceeds of approximately $405.6 million from our March 2005 private offering of 17,400,000 shares of our common stock, the net proceeds of approximately $158.6 million from our August 2006 initial public offering of 7,500,000 shares of our common stock, the net proceeds of approximately $48.6 million from our March 2007 issuance of trust preferred securities and our use of leverage.

      Mortgage-Backed Securities

        Our commercial mortgage-backed securities and residential mortgage-backed securities comprise 100% of our investment securities portfolio. We own these securities either directly on our balance sheet or in one of our two CDOs. We own the equity of each of the CDOs and it is through this equity investment that we participate in the investment performance of the portion of the investment securities portfolio that is owned by the CDOs. The commercial mortgage-backed securities and residential mortgage-backed securities segment of our portfolio at December 31, 2009 is summarized below:

	CMBS	RMBS
	(In thousands)
Amortized cost	$26,193	$4,708
Unrealized gains	11,920	5
Unrealized losses	—	—

Fair value	$38,113	$4,713

        As of December 31, 2009, the CMBS and RMBS in our portfolio purchased at a net premium or discount relative to their par value and our portfolio had a weighted average amortized cost of 3.4% and 3.4% of face amount, respectively. The CMBS and RMBS were valued below par at December 31, 2009 because we invested in lower-rated (i.e., deeply subordinated) bonds in the credit structure and those bonds have been adversely impacted by changes in yield spreads and increased actual losses on the underlying collateral, as well as increasing delinquency rates, which generally portend higher actual losses in the future.

        Our MBS holdings were as follows at December 31, 2009 ($ in millions):

	Outstanding Face Amount at December 31, 2009	Amortized Cost Basis Before Impairments/ Adjustments(1)
						Weighted Average
			Fair Value at December 31, 2009	Number of Securities(2)	Number of Trusts(3)
						Rating(4)	Coupon	Yield(5)	WAL(6)
CMBS	$778.8	$575.2	$38.1	131	43	CCC+	5.21%	36.96	3.93
Non-Agency RMBS-Prime	90.7	160.2	3.2	51	28	CC+	4.29	194.81	2.12
Non-Agency RMBS-Sub Prime	47.6	135.0	1.5	24	14	CCC-	2.76	132.21	5.12
Preferred Stock	4.9	4.8	—	2	2	—	—	—	—

Total	$922.0	$875.2	$42.8	208	87	CCC	4.97	52.11	3.85

REIT ONLY (non-CDOs)
CMBS	$270.5	$149.2	$5.2	44	20	CC	5.14%	48.51	2.20
Non-Agency RMBS-Prime	35.5	77.3	1.2	23	16	C-	5.67	195.76	1.31
Non-Agency RMBS-Sub Prime	13.6	60.0	0.9	11	8	CCC+	3.44	80.22	6.87
Preferred Stock	4.9	4.8	—	2	2	—	—	—	—

Total	$324.5	$291.3	$7.3	80	46	CC+	5.05	76.39	2.64

CDOs ONLY
CMBS	$508.3	$426.0	$32.9	94	33	CCC+	5.25%	35.13	4.20
Non-Agency RMBS-Prime	55.2	82.9	2.0	28	20	CCC-	3.41	194.24	2.60
Non-Agency RMBS-Sub Prime	34.0	75.0	0.6	13	7	C-	2.49	209.08	2.54
Preferred Stock	—	—	—	—	—	—	—	—	—

Total	$597.5	$583.9	$35.5	135	60	CCC	4.92	47.13	4.08

(1)
As of December 31, 2006.

(2)
Note that some securities are owned both by one or more of our CDOs and by the REIT.

(3)
Note that securities issued by some trusts are owned both by one or more of our CDOs and by the REIT.

(4)
Lowest rating of Moody's, S&P or Fitch; weighted average based on fair value.

(5)
Yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the fair value of the security.

(6)
Loss-adjusted weighted average remaining life in years.

        The estimated weighted average lives of the MBS in the tables above are based upon our prepayment expectations, which are based on both proprietary and subscription-based financial models.

        Our prepayment projections consider current and expected trends in interest rates, interest rate volatility, steepness of the yield curve, the mortgage rate of the outstanding loan, time to reset and the spread margin of the reset.

        The table below summarizes the credit ratings of our MBS investments at December 31, 2009:

	CMBS	Prime RMBS	Subprime RMBS	Total
	(In thousands)
AAA	$—	$—	$—	$—
AA	—	—	—	—
A	—	—	—	—
BBB	3,724	—	—	3,724
BB	5,451	—	—	5,451
B	14,659	—	847	15,506
Below B	14,279	3,194	672	18,145

Total	$38,113	$3,194	$1,519	$42,826

        Actual maturities of MBS are generally shorter than stated contractual maturities, as they are affected by the contractual lives of the underlying mortgages, periodic payments of principal, and prepayments of principal. The stated contractual final maturity of the mortgage loans underlying our portfolio of MBS ranges up to 27 years, but the expected maturity is subject to change based on the prepayments of the underlying loans. As of December 31, 2009, the average final contractual maturity of the mortgage portfolio was 2036.

        The constant prepayment rate, or CPR, attempts to predict the percentage of principal that will be prepaid over the next 12 months based on historical principal paydowns. As interest rates rise, the rate of refinancings typically declines, which we believe may result in lower rates of prepayment and, as a result, a lower portfolio CPR.

        The following table summarizes our CMBS and RMBS according to their estimated weighted average life classifications as of December 31, 2009:

	CMBS		RMBS
Weighted Average Life	Fair Value	Amortized Cost	Fair Value	Amortized Cost
	(In thousands)
Less than one year	$—	$—	$268	$268
Greater than one year and less than five years	882	882	1,125	1,121
Greater than five years	37,231	25,311	3,320	3,319

Total	$38,113	$26,193	$4,713	$4,708

        The estimated weighted-average lives of the MBS in the tables above are based upon a prepayment model obtained through a subscription-based financial information service provider. The prepayment model considers the current yield, forward yield, steepness of the yield curve, current mortgage rates, mortgage rate of the outstanding loan, loan age, margin and volatility.

        The actual weighted average lives of the MBS in our investment portfolio could be longer or shorter than the estimates in the table above depending on the actual prepayment rates experienced over the lives of the applicable securities and are sensitive to changes in both prepayment rates and interest rates.

      Commercial Mortgage-Backed Securities

        Our CMBS portfolio consists of CMBS that we own directly (i.e., outside of our CDOs) and CMBS that are owned by our CDOs. We directly own approximately $5.2 million in fair value of CMBS. These securities have a weighted average rating of CC, are priced at a weighted average price to par of 1.9%, and are projected to yield 48.51% of their current fair value on a loss-adjusted basis. Approximately 78.0% of the CMBS that we own directly is part of a portfolio that we refer to as the "CMBS Primary Asset." The CMBS Primary Asset is a sub-portfolio that consists of our holdings in 11 CMBS securitizations in which we, either directly or through our CDOs, own a portion of the first loss tranche. The CMBS Primary Asset is further illustrated below.

        Within our two CDOs, we own approximately $32.9 million in fair value of CMBS. These securities have a weighted average rating of CCC+, are priced at a weighted average price to par of 6.5%, and are projected to yield 35.13% of their current fair value on a loss-adjusted basis. However, the receipt of cash flows from this portion of our CMBS portfolio is governed by the waterfalls within the respective CDO indentures, which are further described below. Approximately 44.9% of the CMBS that we own within our two CDOs are part of the CMBS Primary Asset.

Class Type	Directly Owned(1)	Owned by our CDOs	Total	Average Rating
	(In thousands)
Primary Asset	$4,057	$14,785	$18,842	CCC-
Non-Primary Asset	1,142	18,129	19,271	B

Total / Weighted Average	$5,199	$32,914	$38,113	CCC+

(1)
Either by us directly or by one of our non-CDO subsidiaries.

CMBS Primary Asset

        The following table sets forth some relevant characteristics as of December 31, 2009 of our CMBS Primary Asset.

Deal Name	Number of Tranches Currently Outstanding	Current Size of Securitization	Detachment Point(1)	Original Face Amount of Our Current Holdings(2)	Outstanding Face Amount of Our Holdings at December 31, 2009	Fair Value of Our Holdings at December 31, 2009	Original Rating Range of Our Holdings	Current Delinquency	Cumulative Losses to Date(3)	Weighted Average Coupon
	($ in thousands)
BACM 2006-2	7	$2,626,774	3.03%	$32,330	$28,249	$697	BB+ – NR	4.90%	$8,329	5.48%
BACM 2007-2	7	3,148,905	3.15	35,330	35,330	473	BB+ – NR	6.12	—	5.37
BSCMS 2005-PWR9	9	2,053,405	5.51	83,001	83,001	2,485	BBB – NR	8.73	—	4.82
BSCMS 2006-PW13	8	2,830,861	4.24	55,816	55,816	4,176	BBB- – NR	4.03	—	5.46
COMM 2007-C9	7	3,049,048	3.84	50,658	50,658	1,838	BB+ – NR	2.15	—	5.24
CSMC 2006-C1	8	2,892,659	4.29	82,833	82,833	4,784	BBB- – NR	2.89	—	5.29
CSMC 2006-C4	8	4,220,699	4.08	77,931	75,921	1,393	BBB- – NR	12.96	4,103	5.54
GMACC 2005-C1	5	1,227,362	2.06	27,963	25,310	120	BB+ – NR	7.55	28,618	4.48
WBCMT 2005-C18	8	1,314,540	5.62	39,196	39,196	1,532	BBB – NR	8.80	—	4.74
WBCMT 2006-C29	7	3,363,120	2.63	32,600	32,600	338	BB+ – NR	5.39	—	5.07
WBCMT 2007-C31	9	5,812,655	3.27	42,503	42,503	1,006	BB+ – NR	6.84	—	5.13

Total/Weighted Average	83	$32,540,028	3.70%	$560,161	$551,417	$18,842	BBB – NR	6.45%	$41,050	5.18%

(1)
A deal's detachment point is the senior limit to our credit exposure within that securitization.

(2)
We owned two tranches of the GMACC 2005-C1 deal with an original face amount of $25,965 that have experienced a total loss and accordingly, the number set forth in this column for that deal does not include an amount in respect of those tranches.

(3)
Actual losses based on securities we currently own. For GMACC 2005-C1, this includes two tranches with an original face amount of $25,965 that have experienced a total loss.

        The following table sets forth some relevant characteristics of our CMBS portfolio by vintage.

	Vintage
					Total/ Weighted Average
CMBS Characteristics as of December 31, 2009	2002	2005	2006	2007
	($ in millions)
Weighted Average Rating	B	B-	CCC	CCC-	CCC+
Number of Securities	3	37	60	31	131
Original Face Amount	$2.8	$269.7	$367.9	$160.7	$801.1
Outstanding Face Amount	$2.8	$253.5	$361.8	$160.7	$778.8
Amortized Cost Basis	$0.9	$11.3	$10.0	$4.0	$26.2
Fair Value	$0.9	$16.6	$15.5	$5.1	$38.1
Percentage of Total Fair Value(1)	2.36%	43.57%	40.68%	13.39%	100.0%
Coupon	4.94%	4.92%	5.45%	5.15%	5.21%
Market Yield(2)	55.10%	19.94%	48.79%	52.95%	36.96%
Expected Principal Return(3)	100.00%	10.08%	3.38%	0.00%	5.21%
WAL(4)	2.88	4.91	3.29	2.89	3.93
Principal Subordination(5)	3.86%	1.95%	1.74%	1.44%	1.76%
Delinquency Rate 60+(6)	1.81%	6.51%	6.06%	3.94%	5.76%
Collateral Cumulative Losses to Date	0.00%	0.46%	0.07%	0.01%	0.19%
Cumulative Losses to Date(7)	0.00%	5.98%	1.64%	0.00%	2.78%

(1)
The proportion of our CMBS portfolio comprised of the respective vintage; based on fair value of our CMBS portfolio as of December 31, 2009.

(2)
Market yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the fair value of the security.

(3)
Percent of outstanding face amount that we currently project to be returned as principal.

(4)
Weighted average life.

(5)
Weighted average determined based on outstanding face amounts owned.

(6)
Delinquencies in the securitization; weighted average determined based on outstanding face amounts owned.

(7)
Write-offs of par on the securities we own; weighted average determined based on original face amounts owned.

      Residential Mortgage-Backed Securities

        Our RMBS portfolio consists of RMBS that we own directly (i.e., outside of our CDOs) and RMBS that are owned by one of our CDOs. We directly own approximately $2.1 million in fair value of RMBS, which consists of $1.2 million of prime RMBS and $0.9 million of sub-prime RMBS. The prime bonds have a weighted average rating of C-, are priced at a weighted average price to par of 3.4% and are projected to yield 195.76% of their current fair value on a loss-adjusted basis. The sub-prime bonds have a weighted average rating of CCC+, are priced at a weighted average price to par of 6.6% and are projected to yield 80.22% of their current fair value on a loss-adjusted basis.

        Within our two CDOs, we own approximately $2.6 million in value of RMBS, which consists of $2.0 million of prime RMBS and $0.6 million of sub-prime RMBS. The prime bonds have a weighted average rating of CCC-, are priced at a weighted average price to par of 3.6%, and are projected to yield 194.24% of their current fair value on a loss-adjusted basis. The sub-prime bonds have a weighted average rating of C-, are priced at a weighted average price to par of 1.8%, and are projected to yield 209.08% of their current fair value on a loss-adjusted basis. However, the receipt of cash flows from this portion of our RMBS portfolio is governed by the waterfalls within the respective CDO indentures, which are further described below.

        The following table sets forth some relevant characteristics of our prime RMBS portfolio by vintage.

	Vintage
						Total/ Weighted Average
Prime RMBS Characteristics as of December 31, 2009	2003	2004	2005	2006	2007
	($ in millions)
Weighted Average Rating	DDD+	DDD+	CC+	C	NR	CC+
Number of Securities	4	8	35	3	1	51
Outstanding Face Amount	$3.0	$8.6	$75.2	$3.8	$0.1	$90.7
Amortized Cost Basis	$0.3	$0.2	$2.6	$0.1	$0.0	$3.2
Fair Value	$0.3	$0.2	$2.6	$0.1	$0.0	$3.2
Percentage of Total Fair Value(1)	9.38%	6.25%	81.25%	3.12%	0.0%	100.0%
Coupon	5.19%	2.77%	4.25%	7.91%	6.00%	4.29%
Market Yield(2)	257.55%	383.06%	165.95%	339.60%	0.00%	194.81%
Expected Principal Return(3)	64.19%	14.15%	4.43%	0.63%	0.00%	7.12%
WAL(4)	3.57	1.85	2.02	0.89	0.23	2.12
Principal Subordination(5)	0.12%	0.35%	0.66%	0.60%	0.00%	0.61%
Collateral Factor(6)	47.82%	23.49%	42.13%	56.06%	77.37%	41.16%
Bond Factor(7)	79.81%	56.27%	79.44%	95.82%	11.39%	77.86%
One Month CPR(8)	14.16	15.40	15.29	27.14	15.38	15.76
Delinquency Rate 60+(9)	0.58%	20.66%	14.96%	5.17%	11.10%	14.62%
Collateral Cumulative Losses to Date	0.03%	0.71%	0.51%	0.23%	0.28%	0.50%
Cumulative Losses to Date(10)	9.96%	9.32%	12.54%	0.00%	87.91%	11.63%

(1)
The proportion of our prime RMBS portfolio comprised of the respective vintage; based on fair value of our prime RMBS portfolio as of December 31, 2009.

(2)
Market yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the fair value of the security.

(3)
Percent of outstanding face amount that we currently project to be returned as principal.

(4)
Weighted average life.

(5)
Weighted average determined based on outstanding face amount owned.

(6)
Collateral factor is the ratio of the current deal balance to the original deal balance.

(7)
Bond factor is the ratio of the current bond balance to the original bond balance.

(8)
Constant prepayment rate.

(9)
Delinquencies in the securitization, weighted average determined based on outstanding face amounts owned.

(10)
Write-offs of par on the securities we own; weighted average determined based on original face amounts owned.

        The following table sets forth some relevant characteristics of our sub-prime RMBS portfolio by vintage.

	Vintage
				Total/ Weighted Average
Sub-prime RMBS Characteristics as of December 31, 2009	2005	2006	2007
	($ in millions)
Weighted Average Rating	CCC-	B-	NR	CCC-
Number of Securities	17	6	1	24
Outstanding Face Amount	$39.4	$8.2	$0.0	$47.6
Amortized Cost Basis	$0.9	$0.6	$0.0	$1.5
Fair Value	$0.9	$0.6	$0.0	$1.5
Percentage of Total Fair Value(1)	60.00%	40.00%	0.00%	100.0%
Coupon	2.98%	1.74%	2.34%	2.76%
Market Yield(2)	164.04%	80.51%	0.00%	132.21%
Expected Principal Return(3)	10.41%	52.19%	0.00%	17.60%
WAL(4)	3.48	7.81	0.07	5.12
Principal Subordination(5)	2.93%	3.76%	0.00%	3.07%
Current Overcollateralization	0.44%	1.92%	0.00%	0.69%
Excess Spread(6)	0.44%	0.45%	0.27%	0.44%
Collateral Factor(7)	21.57%	40.32%	72.45%	24.85%
Bond Factor(8)	73.37%	93.55%	52.29%	76.83%
One Month CPR(9)	12.83	14.17	16.11	13.06
Delinquency Rate 60+(10)	36.42%	23.73%	40.19%	34.23%
Collateral Cumulative Losses to Date	6.56%	6.48%	10.54%	6.55%
Cumulative Losses to Date(11)	9.12%	1.16%	96.20%	29.16%

(1)
The proportion of our sub-prime RMBS portfolio comprised of the respective vintage; based on fair value of our sub-prime RMBS portfolio as of December 31, 2009.

(2)
Market yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the fair value of the security.

(3)
Percent of outstanding face amount that we currently project to be returned as principal.

(4)
Weighted average life.

(5)
Weighted average determined based on outstanding face amount owned.

(6)
Represents the weighted average excess spread over the applicable liability coupon for the month of December 2009, weighted by par amount.

(7)
Collateral factor is the ratio of the current deal balance to the original deal balance.

(8)
Bond factor is the ratio of the current bond balance to the original bond balance.

(9)
Constant prepayment rate.

(10)
Delinquencies in the securitization, weighted average determined based on outstanding face amounts owned.

(11)
Write-offs of par on the securities we own; weighted average determined based on original face amounts owned.

      Equity Securities

        Our investment policies allow us to acquire equity securities, including common and preferred shares issued by other real estate investment trusts. At December 31, 2009, we held two investments in equity securities, each with a fair value of $0. These investment securities are classified as available for sale and thus carried at fair value on our balance sheet with changes in fair value recognized in accumulated other comprehensive income until realized or determined to be other than temporarily impaired.

  Changes in Carrying Value of Investment Securities

        The following sets forth information regarding the changes in the carrying value of our investment securities during the year ended December 31, 2009:

		Activity During Year Ended December 31, 2009
Security Description	December 31, 2008 Estimated Fair Value	Sales	Principal Paydowns/ Write-offs	Discount/ (Premium) Amortization	Impairments	Mark-to- Market Adjustments	December 31, 2009 Estimated Fair Value
	(In millions)
CMBS	$58.1	$—	$(0.2)	$(11.8)	$(62.6)	$54.6	$38.1
Non-Agency RMBS	14.8	—	(6.3)	(3.3)	(15.3)	14.8	4.7
Preferred stock	0.0	—	—	—	—	—	—

Total	$72.9	$—	$(6.5)	$(15.1)	$(77.9)	$69.4	$42.8

        The following sets forth information regarding the changes in the carrying value of our investment securities during the year ended December 31, 2008:

		Activity During Year Ended December 31, 2008
Security Description	December 31, 2007 Estimated Fair Value	Sales	Principal Paydowns	Discount/ (Premium) Amortization	Impairments	Mark-to- Market Adjustments	December 31, 2008 Estimated Fair Value
	(In millions)
CMBS	$399.4	$(4.2)	$(0.3)	$8.6	$(79.1)	$(266.3)	$58.1
Agency MBS	1,246.7	(1,178.0)	(60.4)	(0.4)	—	(7.9)	—
Non-Agency RMBS	168.4	—	(10.1)	10.4	(62.7)	(91.2)	14.8
Preferred stock	0.7	—	—	—	(1.1)	0.4	0.0

Total	$1,815.2	$(1,182.2)	$(70.8)	$18.6	$(142.9)	$(365.0)	$72.9

      Commercial Real Estate Loan Investments

        At December 31, 2009, our commercial real estate loan investments are reported as held for investment (carried at amortized cost) and held for sale (carried at fair value). Real estate loans that are held for investment are periodically reviewed for impairment. As of December 31, 2009, we reported loans held for sale totaling $5.9 million and loans held for investment totaling $0. During the year ended December 31, 2009, we had loan loss reserves of $6.8 million on our real estate loans held for investment and valuation allowances of $0.8 million on our real estate loans held for sale. Our commercial real estate loan investments as of December 31, 2009 are summarized below. In connection with the repurchase and discharge of our junior subordinated notes in January 2010, we exchanged one mezzanine loan and one whole loan with carrying values of $4.7 million and $1.2 million, respectively, as part of the consideration.

  Mezzanine Loans, Construction Loans and Whole Loans

	Mezzanine Loans(1)			Construction Loans(2)			Whole Loans(3)		Total/ Weighted Average
	Fixed Rate		Floating Rate	Fixed Rate		Floating Rate	Fixed Rate	Floating Rate	Fixed Rate		Floating Rate
	(In millions)
Outstanding Face Amount	$17.4		$—	$14.6		$—	$—	$1.7	$32.0		$1.7
Carrying Value	4.7		—	—		—	—	1.2	4.7		1.2
Amortized Cost	17.4		—	14.6		—	—	1.7	32.0		1.7
Fair Value	4.7		—	—		—	—	1.2	4.7		1.2
Number of Loans	2		—	1		—	—	1	3		1
Number of loans that are delinquent	1		—	1		—	—	—	2		—
Weighted average interest rate	7.32	%(4)	—%	—	%(5)	—%	—%	n/a	7.32	%(6)	n/a
Weighted average spread over LIBOR	n/a		—%	n/a		—%	—%	3.25%	n/a		3.25%

(1)
Mezzanine loans amount excludes $6.4 million of valuation allowance and $6.4 million of loan loss allowance.

(2)
Construction loans amount excludes $14.6 million of loan loss allowance.

(3)
Whole loans amount excludes $0.4 million of valuation allowance.

(4)
One mezzanine loan has been placed on non-accrual status.

(5)
This construction loan has been placed on non-accrual status.

(6)
Excludes 15.00% fixed rate for the mezzanine loan on non-accrual status and 16.00% fixed rate for the construction loan on non-accrual.

      Operating Real Estate

        At December 31, 2009, our commercial real estate portfolio is reported at cost of approximately $221.8 million, net of accumulated depreciation of approximately $17.7 million. The commercial real estate portfolio consists of three high-quality office buildings that are 100% leased on a triple-net basis to JPMorgan Chase. The buildings are financed with long-term fixed-rate mortgage loans.

        The tables below summarize our commercial real estate investments at December 31, 2009, all of which were office properties:

Total
(In millions)
Land	$17.4
Buildings and improvements	222.1

Commercial real estate, at cost	$239.5
Accumulated depreciation	(17.7)

Commercial real estate, net of depreciation	$221.8

Location	Tenant	Year of Lease Expiry(1)	Total Area	Book Value per sq. ft.	Book Value(2)	Mortgage Debt	Net Book Equity
			(000s sq. ft.)		($ in millions)
Houston, Texas	JPMorgan Chase	2021	428.6	$136.5	$58.5	$53.4	$5.1
Arlington, Texas	JPMorgan Chase	2027	171.5	121.9	20.9	20.9	0.0
Phoenix, Arizona	JPMorgan Chase	2021	724.0	201.0	145.5	145.1	0.4

Total			1,324.1	169.9	$224.9	$219.4	$5.5

(1)
Does not assume the exercise of any extension options.

(2)
Book value includes intangible assets and intangible liabilities, but excludes rent-enhancement and straight-line rent receivables.

        During the years ended December 31, 2009, 2008 and 2007, we received $3.4 million, $3.7 million and $1.6 million, respectively, in net cash receipts pursuant to our ownership of our commercial real estate portfolio, as illustrated below:

	Year Ended December 31,
	2009	2008	2007
	(In millions)
Rental revenue	$11.4	$11.1	$7.6
Rent enhancement	3.1	3.4	1.8
Parking garage revenue, net	1.8	2.1	1.6
Mortgage interest expense	(12.4)	(12.5)	(9.1)
Real estate tax	(0.4)	(0.3)	(0.2)
Miscellaneous expenses	(0.1)	(0.1)	(0.1)

Net cash receipts	$3.4	$3.7	$1.6

      Rent Enhancement Receivable, Related Party

        At December 31, 2009, we had rent enhancement receivables from related parties totaling $11.4 million. The rent enhancements were negotiated as part of our purchase of our commercial real estate properties and reflect the below-market nature of the leases on those properties at the time we purchased them. We have pledged these rent enhancement receivables as collateral to the lenders under the mortgages that we used to finance the purchase of our commercial real estate properties. While the affiliates of our Manager that are obligated to make these rent enhancement payments have made all required payments to date, there can be no assurance that they will not default on such payments in the future and the obligors have limited resources against which we could enforce our rights.

      Interest Receivable

        At December 31, 2009, we had interest receivable of approximately $2.0 million relating to our MBS investments.

      Credit Default Swaps, Hedging Instruments and Other Derivative Activities

  Credit Default Swaps

        As of December 31, 2009, we had engaged in credit default swaps, or CDS, which are accounted for as derivatives. CDS are derivative securities that attempt to replicate the credit risk involved with owning a particular unrelated third party security, which we refer to as a reference obligation. We enter into CDS on three types of securities: RMBS, CMBS and the CMBX and ABX indices. Investing in assets through CDS subjects us to additional risks. When we enter into a CDS with respect to an asset, we do not have any legal or beneficial interest in the reference obligation but have only a contractual relationship with the counterparty, typically a broker-dealer or other financial institution, and do not have the benefit of any collateral or other security or remedies that would be available to holders of the reference obligation or the right to receive information regarding the underlying obligors or issuers of the reference obligation. In addition, in the event of insolvency of a CDS counterparty, we would be treated as a general creditor of the counterparty to the extent the counterparty does not post collateral and, therefore, we may be subject to significant counterparty credit risk. As of December 31, 2009, we were party to CDS with one counterparty. CDS are relatively new instruments, the terms of which may contain ambiguous provisions that are subject to interpretation, with consequences that could be adverse to us.

        Currently, we are the seller of protection. The seller of protection through CDS is exposed to those risks associated with owning the underlying reference obligation. The seller, however, does not receive periodic interest payments, but instead it receives periodic premium payments for assuming the credit risk of the reference obligation. These risks are called "credit events" and generally consist of failure to pay principal, failure to pay interest, write-downs, implied write-downs and distressed ratings downgrades of the reference obligation.

        For some CDS, upon the occurrence of a credit event with respect to a reference obligation, the buyer of protection may have the option to deliver the reference obligation to the seller of protection in part or in whole at par or to elect cash settlement. In this event, should the buyer of protection elect cash settlement for a credit event that has occurred, it will trigger a payment, the amount of which is based on the proportional amount of failure or write-down. In the case of a distressed ratings downgrade, the buyer of protection must deliver the reference obligation to the seller of protection, and there is no cash settlement option. In most cases, however, the CDS is a pay as you go CDS, in which case, at the point a write-down or an interest shortfall occurs, the protection seller pays the protection buyer a cash amount, and the contract remains outstanding until such time as the reference obligation has a factor of zero. In most of these instances, it will create a loss for the protection seller.

        As of December 31, 2009, we were a party to one CDS with a maturity of June 2035 with an aggregate notional par amount (maximum exposure to loss) of $10.0 million. At December 31, 2009, the fair value of our net liability relating to credit default swap contracts was $9.6 million, compared to a net liability of $19.1 million at December 31, 2008, primarily as a result of the occurrence of a credit event on the reference obligation underlying one of our CDS on which we sold protection, which required us to make payments on that CDS in the amount of $10 million during the year ended December 31, 2009. As of December 31, 2009, we had approximately $10.5 million of margin cash posted as collateral on $10.0 million of notional CDS and we were subject to additional potential margin calls totaling $0.4 million.

  Interest Rate Swaps

        As of December 31, 2009, we had engaged in interest rate swaps as a means of mitigating our interest rate risk on forecasted interest expense associated with borrowings for a specified future time period, which is the term of the applicable borrowing. An interest rate swap is a contractual agreement entered into by two counterparties under which each agrees to make periodic payments to the other for an agreed period of time based upon a notional amount of principal. Under the most common form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional amount of principal is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-floating interest rate swap. We hedge our floating rate debt by entering into fixed-floating interest rate swap agreements whereby we swap the floating rate of interest on the liability we are hedging for a fixed rate of interest. An interest rate swap forward is an interest rate swap based on an interest rate to be set at an agreed future date. As of December 31, 2009, we were a party to interest rate swaps with maturities ranging from December 2013 to June 2018 with a notional par amount of approximately $281.0 million. Under the swap agreements in place at December 31, 2009, we receive interest at rates that reset periodically, generally every three months, and pay a rate fixed at the initiation of, and for the life of, the swap agreements.

        The valuation of our interest rate swaps is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts).

The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.

        To comply with the provisions of FASB ASC 820-10-50-9 (previously SFAS 157), we incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting and any applicable credit enhancements, such as collateral posting, thresholds, mutual puts and guarantees. For the year ended December 31, 2009, we recorded $8.9 million into earnings as a gain, which is reflected in realized and unrealized gain (loss) on derivatives on our consolidated statement of operations, relating to our nonperformance risk.

        The current market value of interest rate swaps is heavily dependent on the current market fixed rate, the credit value adjustment for non-performance by our counterparties, the credit value adjustment for our non-performance, the corresponding term structure of floating rates (known as the yield curve) as well as the expectation of changes in future floating rates. As expectations of future floating rates change, the market value of interest rate swaps changes. At December 31, 2009, the fair value of our liability relating to those swaps was $25.3 million.

        There can be no assurance that our hedging activities will have the desired beneficial impact on our results of operations or financial condition. Moreover, no hedging activity can completely insulate us from the risks associated with changes in interest rates and prepayment rates. We generally intend to hedge as much of the interest rate risk as our Manager determines is in the best interests of our stockholders, after considering the cost of such hedging transactions and our desire to maintain our status as a REIT. Our policies do not contain specific requirements as to the percentages or amount of interest rate risk that our Manager is required to hedge.

  Liabilities

        Our liabilities as of December 31, 2009 consist of $4.5 million of accounts payable, accrued expenses and interest and dividends payable, $35.4 million of derivative liabilities, $66.8 million of intangible liabilities, $28.9 million in short-term liabilities and $304.6 million in long-term liabilities that are matched to the assets that the liabilities finance. Of our long-term liabilities, $33.6 million is the fair value of the rated notes that were issued in conjunction with our two CDOs. The remainder of the $271.0 million of our long-term liabilities consists of $219.4 million of mortgages payable used to finance our commercial real estate properties and $51.6 million of junior subordinated notes issued to a trust that sold trust preferred securities (the junior subordinated notes were repurchased and discharged in January 2010). During 2009, we reduced the amount of our liabilities, as illustrated in the following table:

		Activity During 2009
Type of Liability	Balance as of December 31, 2008	Net Paydowns	Mark-to- Market Adjustments	Balance as of December 31, 2009
	(In millions)
Collateralized debt obligations	$45.4	$(11.8)	$—	$33.6
Junior subordinated notes(1)	51.6	—	—	51.6
Mortgages payable	219.4	—	—	219.4
Secured revolving credit facility, related party	32.9	(4.0)	—	28.9

Total	$349.3	$(15.8)	$—	$333.5

(1)
Repurchased and discharged in January 2010.

        We previously have entered into repurchase agreements to finance some of our purchases of investment securities and real estate loans. Borrowings under these agreements were secured by our investment securities and real estate loans and bore interest rates that have historically moved in close relationship to LIBOR. As of December 31, 2009, we were not utilizing any of those arrangements, we had no outstanding obligations under repurchase agreements and all collateral pledged against repurchase borrowings had been returned to us.

        At December 31, 2009, we had $51.6 million of junior subordinated notes outstanding. The junior subordinated notes are the sole assets owned by our subsidiary trust, Crystal River Preferred Trust I, and mature in April 2037. We have the right to redeem these notes at par on or after April 2012. Interest is payable quarterly at a fixed rate of 7.68% (ten-year LIBOR plus 2.75%) through April 2012 and thereafter at a floating rate equal to three-month LIBOR plus 2.75%. In January 2010, our junior subordinated notes were repurchased and discharged in exchange for certain of our assets. See note 19 to our consolidated financial statements elsewhere in this Annual Report on form 10-K for more information on that transaction.

        At December 31, 2009, we had $219.4 million of mortgage loans outstanding with a weighted-average borrowing rate of 5.58% that are secured by our commercial properties located in Houston, Texas; Phoenix, Arizona; and Arlington, Texas and by the rent enhancement receivables from affiliates of our Manager relating to those properties. We have guaranteed a portion of this indebtedness to our lenders in respect of the rent enhancement receivables, related party, and the amount of this guarantee decreases each month as payments are made to us in respect of the rent enhancement receivables, related party. The total amount of such indebtedness that we guaranteed as of December 31, 2009 was approximately $9.4 million, and as of March 15, 2010, the total amount of such guarantee had been reduced to approximately $8.6 million.

        At December 31, 2009, we had $28.9 million of borrowings outstanding under our secured revolving credit facility with an affiliate of our Manager. The credit facility provides for borrowings of up to $50.0 million in the aggregate, subject to a borrowing base limitation, and expires in August 2010, unless sooner terminated as provided in the credit agreement. The secured facility bears interest at LIBOR + 2.50%. At December 31, 2009, we had pledged $33.4 million of assets as collateral under this facility and had unused availability of approximately $2.5 million.

      CDO Liabilities

        We have issued two CDOs. Our first CDO, which we refer to as CDO I, closed in 2005, and our second CDO, which refer to as CDO II, was priced in late 2006 and closed in early 2007. For each CDO, we sold a certain amount of senior notes, as illustrated in the chart below, to third party investors and retained all of the junior notes. For CDO I, we retained approximately $146.5 million par amount of junior securities (representing the Class E notes through the equity), and for CDO II, we retained approximately $65.5 million par amount of junior securities (representing the Class J notes through the equity). The notes issued by each of the CDOs are governed by an indenture, which is administered by a trustee. The indentures each prescribe a "cash flow waterfall" that dictates how the receipt of principal and interest received from the underlying collateral securing the notes is allocated to the various classes of issued notes, including the junior notes that we own. Generally speaking, our rights to cash flows pursuant to these waterfalls are subordinate in right to the senior classes. Additionally, CDO I has additional protections for the benefit of the holders of the senior notes, which require that the underlying pool of securities comprising the collateral be in compliance with various performance criteria, commonly referred to as "performance triggers," or simply "Triggers". If the underlying collateral in CDO I is in compliance with the Triggers, then the cash flow waterfalls are unaffected; if the underlying collateral in CDO I is out of compliance with the Triggers, then cash flow to certain junior notes is diverted to accelerate the amortization of the senior notes, until such time as the underlying collateral in CDO I is back in compliance with the Triggers. The Triggers for CDO I are illustrated in the chart below. CDO II does not contain any Triggers, but it does have a traditional waterfall, which includes, among other things, utilizing all payments received in respect of "defaulted securities" to amortize the senior-most CDO liabilities.

        Beginning in June 2008, CDO I began to fail certain over-collateralization triggers. During this period of failure, all notes subordinate to the most senior class with a relevant trigger failure will not receive their quarterly interest payments. The money that otherwise would be paid to those classes is used instead to pay down the principal balance of the senior-most outstanding notes. During the year ended December 31, 2009, we received $0 in cash receipts pursuant to our ownership of the Class E notes through the equity of CDO I and $0.5 million was diverted to amortize senior notes issued by CDO I, as illustrated below:

CDO I	Original Par Value	Cash Interest Received	Cash Diverted to Amortize Senior Notes
	(in millions)
Class E Notes	$23.3	$—	$0.4
Class F Notes	25.3	—	0.1
Class G Notes	10.8	—	—
Class H Notes	4.8	—	—
Equity	n/a	—	—

Total		$—	$0.5

        During the year ended December 31, 2009, we received $3.3 million in cash receipts pursuant to our ownership of the Class J notes through the equity of CDO II, as illustrated below, and $1.8 million was diverted to amortize senior notes issued by CDO II:

CDO II	Original Par Value	Cash Interest Received	Cash Diverted to Amortize Senior Notes
	(in millions)
Class J Notes	$10.1	$0.7	$—
Class K Notes	9.8	0.7	—
Equity	n/a	1.9	1.8

Total		$3.3	$1.8

        In September 2009, the trustee of CDO 1 issued a "Notice of Event of Default" to the collateral manager for CDO I because of a failure by CDO I to pay interest on the Class D notes. This event of default entitles noteholders of the senior class of notes, the Class A notes, to direct the trustee to take particular actions with respect to the collateral owned by CDO I and the CDO notes issued by CDO I. The event of default did not trigger a reconsideration event under FASB ASC 810-10-25-39 through 25-41 (previously FIN 46R) and has no impact on our consolidated financial statements during the year ended December 31, 2009.

        In light of these events, it is possible that CDO I may be liquidated. A liquidation under these circumstances likely would result in a capital loss on our investment in the assets of CDO I and income from the cancellation of indebtedness with respect to the notes issued by CDO I. The tax consequences of these items may be materially adverse to us and could significantly reduce our liquidity if we are required to make material distributions to our stockholders in connection with such liquidation.

        A summary of the terms of our two CDOs as of December 31, 2009 is set forth below:

($ in thousands)	CDO I		CDO II		Total
Balance Sheet
Assets
Face Amount	$208,961		$388,465		$597,426
Amortized Cost Basis	3,880		21,789		25,669
Fair Value	6,435		29,101		35,536
Debt(1)(2)
Face Amount	132,260		323,002		455,262
Fair Value	5,723		27,894		33,617

Equity	$712		$1,207		$1,919

		Average Rating		Average Rating		Average Rating
Collateral Composition(3)
CMBS	$119,806	CCC-	$388,465	B-	$508,271	CCC+
Prime MBS	55,202	CCC-	—		55,202	CCC-
Sub-Prime MBS	33,953	C-	—		33,953	C-
Cash	—		1,016		1,016

Total	$208,961		$389,481		$598,442

(1)
Excludes the non-investment grade notes and preference shares that we retained.

(2)
The notes issued by CDO II were downgraded in 2010.

(3)
Collateral composition amounts are based on par value, which is the metric used to calculate whether the triggers pass or fail.

	CDO I	CDO II
CDO Overview:
Effective Date	Nov-05	Jan-07
End of Collateral Replacement Period	Dec-08	n/a
Optional Call Date(1)	Jan-09	n/a
Auction Call Date	Dec-13	n/a
Avg. Debt Spread (bps)(2)	58	57
CDO Cash Flow Triggers:
Over Collateralization
Class A/B/C/D
Issue Date	165.88%	n/a
Current	36.55%	n/a
Trigger	153.56%	n/a
Class E
Issue Date	150.42%	n/a
Current	30.82%	n/a
Trigger	142.15%	n/a
Class F
Issue Date	134.87%	n/a
Current	26.27%	n/a
Trigger	128.59%	n/a
Interest Coverage
Class A/B/C/D
Current	(10.21)%	n/a
Trigger	164.06%	n/a
Class E
Current	(8.91)%	n/a
Trigger	142.15%	n/a
Class F
Current	(7.40)%	n/a
Trigger	119.09%	n/a

(1)
In certain circumstances, the CDO issuer has the ability to call the CDO notes, commencing in January 2009.

(2)
Weighted average spread over LIBOR on the investment grade notes that we did not retain.

  Stockholders' Deficit

        Stockholders' deficit at December 31, 2009 was approximately $58.1 million and included $9.2 million of net unrealized and realized losses on interest rate agreements accounted for as cash flow hedges presented as a component of accumulated other comprehensive income (loss), which was offset in part by $2.1 million of net unrealized holdings gains on available-for-sale securities.

Results of Operations for the Year Ended December 31, 2009 compared to the Year Ended December 31, 2008

  Summary

        Our net loss for the year ended December 31, 2009 was $88.3 million, or $3.50 per weighted average basic and diluted share outstanding, compared with a net loss of $307.1 million, or $12.35 per weighted average basic and diluted share outstanding, for the year ended December 31, 2008. Net loss decreased by $218.8 million from 2008 to 2009 for the reasons set forth below.

  Revenues

        The following table sets forth information regarding our revenues:

	Year Ended December 31,		Variance
	2009	2008	Amount	%
	(In millions)
Revenues
Interest and dividend income:
CMBS	$22.3	$50.8	$(28.5)	(56.1)%
Agency MBS	—	16.2	(16.2)	(100.0)
Non-Agency RMBS	5.5	42.4	(36.9)	(87.0)
Real estate loans	1.1	6.6	(5.5)	(83.3)
Other interest and dividend income	0.2	1.2	(1.0)	(83.3)

Total interest and dividend income	29.1	117.2	(88.1)	(75.2)
Rental income, net	21.7	22.2	(0.5)	(2.3)

Total revenues	$50.8	$139.4	$(88.6)	(63.6)%

        Interest income for the year ended December 31, 2009 with respect to CMBS decreased by $28.5 million, or 56.1%, compared to interest income for the year ended December 31, 2008 because of lower non-cash amortization resulting from the adoption of a new accounting principle and lower cash receipts due to interest shortfalls. Interest income with respect to Agency MBS for the year ended December 31, 2009 decreased by $16.2 million, or 100.0%, compared to interest income from Agency MBS for the year ended December 31, 2008 as we divested of those investments in March 2008. Interest income with respect to Non-Agency RMBS for the year ended December 31, 2009 decreased by $36.9 million, or 87.0%, compared to interest income from Non-Agency RMBS for the year ended December 31, 2008 as a result of lower non-cash amortization resulting from the adoption of a new accounting principle and lower cash receipts due to interest shortfalls, in addition to the impact of lower interest rates during 2009. Interest income with respect to real estate loans for the year ended December 31, 2009 decreased $5.5 million, or 83.3%, compared to interest income from real estate loans for the year ended December 31, 2008 because we had fewer investments in that asset class during 2009, a mezzanine loan was placed on non-accrual status and interest rates were lower during 2009. Interest income on real estate loans also was lower in 2009 due to principal paydowns and loan sales totaling $130.7 million in 2008. Other interest and dividend income for the year ended December 31, 2009 decreased $1.0 million, or 83.3%, compared to other interest and dividend income for the year ended December 31, 2008 due to lower interest income earned on restricted cash balances during 2009 and a decrease in dividends from our preferred stock investments during 2009.

        Of the $50.8 million in revenues for the year ended December 31, 2009, $65.9 million was received in cash and $(15.1) million was a non-cash revenue reduction from the amortization of premiums on bonds based on the revised cost values. This is compared to $121.3 million in cash and $18.1 million of non-cash revenue from the accretion of discounts on bonds purchased at prices below their par value for the year ended December 31, 2008.

        Cash flow, and accordingly, interest income, for the subordinate bonds within both our CMBS and Non-Agency RMBS portfolios is expected to trend down in the future as losses are realized in the respective securitizations.

  Expenses

        The following table sets forth information regarding our total expenses:

	Year Ended December 31,		Variance
	2009	2008	Amount	%
	(In millions)
Expenses
Interest expense:
Repurchase agreements—Agency MBS	$—	$11.6	$(11.6)	(100.0)%
Repurchase agreements—other than Agency MBS	—	1.1	(1.1)	(100.0)
Interest rate swap expense (income)	1.3	2.0	(0.7)	(35.0)
CDO notes	5.7	17.7	(12.0)	(67.8)
Senior mortgage-backed notes, related party	—	1.7	(1.7)	(100.0)
Mortgages payable	12.4	12.5	(0.1)	(0.8)
Junior subordinated notes	4.0	4.0	—	0.0
Secured revolving credit facility, related party	0.9	2.7	(1.8)	(66.7)
Amortization of deferred financing costs	0.1	0.2	(0.1)	(50.0)

Total interest expense	24.4	53.5	(29.1)	(54.4)
Management fees and incentive fees, related party	—	1.2	(1.2)	(100.0)
Professional fees	2.9	2.6	0.3	11.5
Depreciation and amortization	12.1	12.1	—	0.0
Insurance expense	1.9	1.7	0.2	11.8
Compensation and directors' fees	0.8	0.5	0.3	60.0
Public company expense	0.5	0.7	(0.2)	(28.6)
Commercial real estate expenses	1.6	1.5	0.1	6.7
Provision for loan loss	7.6	27.1	(19.5)	(72.0)
Other expenses	0.3	1.3	(1.0)	(76.9)

Total expenses	$52.1	$102.2	$(50.1)	(49.0)

        Interest expense relating to repurchase agreements for the year ended December 31, 2009 decreased $12.7 million, or 100.0%, compared to interest expense relating to repurchase agreements for the year ended December 31, 2008 because we did not utilize repurchase agreement financing during 2009. Interest expense relating to CDO notes for the year ended December 31, 2009 decreased $12.0 million, or 67.8%, compared to interest expense relating to CDO notes for the year ended December 31, 2008 as a result of CDO principal repayments during 2008 and 2009 and due to lower interest rates on our floating rate CDO notes in 2009 than in 2008. For the year ended December 31, 2009, interest expense relating to senior mortgage-backed notes, related party, decreased $1.7 million, or 100.0%, compared to interest expense relating to senior mortgage-backed notes, related party, for the year ended December 31, 2008 as a result of the repayment in full of those notes during June and July 2008. For the year ended December 31, 2009, interest expense relating to our secured revolving credit facility, related party, decreased $1.8 million, or 66.7%, compared to interest expense relating to our secured revolving credit facility, related party, for the year ended December 31, 2008 as the outstanding balance under this facility was significantly lower during 2009 and interest rates charged on borrowings under this facility were lower in 2009 than in 2008.

        Expenses for the year ended December 31, 2009 for base management fees, incentive fees and amortization related to restricted stock and options granted to our Manager decreased $1.2 million, or 100%, compared to such expenses for the year ended December 31, 2008 primarily as a result of our $307.1 million net loss in 2008, which has caused our stockholders' equity to be in a deficit position since December 31, 2008. We also incurred a $7.6 million loan loss relating to our real estate loans during the year ended December 31, 2009.

        Our Manager has waived its right to request reimbursement from us of third-party expenses that it incurred through December 31, 2009, which amount we otherwise would have been required to reimburse to our Manager. The management agreement with our Manager, which was negotiated before our business model was implemented, provides that we will reimburse our Manager for certain third party expenses that it incurs on our behalf, including rent and utilities. BIM incurs such costs and did not allocate any such expenses to our Manager from our inception in 2005 through December 31, 2009.

  Other Revenues (Expenses)

        Other expenses for the year ended December 31, 2009 totaled approximately $86.9 million, compared with other expenses of $344.3 million for the year ended December 31, 2008, a decrease of $257.4 million, or 74.8%.

        Other expenses for the year ended December 31, 2009 consisted primarily of:

  •
  $4.1 million of recognized loss relating to net changes in the values of assets and liabilities carried under the fair value option of FASB ASC 825-10-45-1 (previously SFAS 159) (we elected the fair value option under FASB ASC 825-10-45-1 in 2008); and

  •
  a $77.9 million loss on impairment of available-for-sale securities.

        Other expenses for the year ended December 31, 2008 consisted primarily of:

  •
  $70.7 million of realized and unrealized loss on derivatives, primarily as a result of:

  •
  realized and unrealized losses on CDS of $16.5 million;

  •
  realized losses on settlement of interest rate swaps of $21.0 million;

  •
  unrealized losses on hedge ineffectiveness of $10.8 million; and

  •
  unrealized losses on economic hedges undesignated of $22.7 million;

  •
  $5.2 million of realized net loss on the sale of available-for-sale securities, real estate loans and other investments;

  •
  $123.7 million of recognized loss relating to net changes in the values of assets and liabilities carried under the fair value option of FASB ASC 825-10-45-1 (previously SFAS 159); and

  •
  a $142.9 million loss on impairment of available-for-sale securities, which was comprised of a $81.1 million impairment relating to CMBS, Non-Agency RMBS and preferred stock investments caused by adverse changes in cash flow assumptions, and a $61.8 million impairment caused by an other than temporary decline in market values due to spread widening.

  Income Tax Expense

        We have made an election to be taxed as a REIT under Section 856(c) of the Internal Revenue Code of 1986, as amended, commencing with the tax year ended December 31, 2005. As a REIT, we generally are not subject to federal income tax to the extent that we distribute our taxable income. To maintain qualification as a REIT, we must distribute at least 90% of our REIT taxable income to our shareholders and meet certain other requirements. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income tax on our taxable income at regular corporate rates. We may also be subject to certain state and local taxes on our income and property. Under certain circumstances, federal income and excise taxes may be due on our undistributed taxable income.

        At December 31, 2009 and 2008, we were in compliance with all REIT requirements and, accordingly, have not provided for income tax expense on our REIT taxable income for the year ended December 31, 2009 or for the year ended December 31, 2008. We also have a domestic taxable REIT subsidiary that is subject to tax at regular corporate rates. The deferred tax benefit is attributable to a net operating loss carryforward, primarily generated by the disposition of certain credit default swaps and accrued management fees associated with our investment in a private equity fund that was held in the TRS.

        As of December 31, 2009, we had recorded a $16.0 million valuation allowance on deferred tax assets of $16.0 million attributable to income tax net operating loss carryforward relating to our TRS. The valuation allowance is based on management's estimate that our TRS is not expected to generate sufficient taxable income to recover the deferred tax assets. As of December 31, 2009, we had a net operating loss carryforward of $35.3 million. Almost all of the net operating loss carryforward expires in 2027.

Results of Operations for the Year Ended December 31, 2008 compared to the Year Ended December 31, 2007

  Summary

        Our net loss for the year ended December 31, 2008 was $307.1 million or $12.35 per weighted average basic and diluted share outstanding, compared with a net loss of $345.9 million or $13.86 per weighted average basic and diluted share outstanding for the year ended December 31, 2007. Net loss decreased by $38.8 million from 2007 to 2008 for the reasons set forth below.

  Revenues

        The following table sets forth information regarding our revenues:

	Year Ended December 31,		Variance
	2008	2007	Amount	%
	(In millions)
Revenues
Interest and dividend income:
CMBS	$50.8	$45.3	$5.5	12.1%
Agency MBS	16.2	102.1	(85.9)	(84.1)
Non-Agency RMBS	42.4	43.7	(1.3)	(3.0)
ABS	—	3.0	(3.0)	(100.0)
Real estate loans	6.6	17.1	(10.5)	(61.4)
Other interest and dividend income	1.2	8.7	(7.5)	(86.2)

Total interest and dividend income	117.2	219.9	(102.7)	(46.7)
Rental income, net	22.2	16.2	6.0	37.0

Total revenues	$139.4	$236.1	$(96.7)	(41.0)%

        Interest income for the year ended December 31, 2008 with respect to CMBS increased $5.5 million, or 12.1%, over interest income for 2007 because of the net acquisition during 2007 of $103.0 million in CMBS and the inclusion of interest income for a full year in 2008 on those CMBS, which was offset in part by lower interest rates during 2008. Interest income for the year ended December 31, 2008 with respect to Agency MBS and ABS decreased by $85.9 million, or 84.1%, and $3.0 million, or 100%, respectively, over 2007 as we divested of those investments in March 2008 and in the fourth quarter of 2007, respectively. Interest income for the year ended December 31, 2008 with respect to Non-Agency RMBS decreased by $1.3 million, or 3.0%, over 2007 as a result of lower interest rates during 2008. Interest income for the year ended December 31, 2008 with respect to real estate loans decreased $10.5 million, or 61.4%, over 2007 because we had fewer investments in that asset class during 2008, because interest rates were lower during 2008 and because we placed one of our loans on non-accrual status on January 1, 2008. Interest income on real estate loans was also lower in 2008 due to principal paydowns and loan sales totaling $130.7 million in 2008. Other interest and dividend income for the year ended December 31, 2008 decreased $7.5 million, or 86.2%, due to lower interest income earned on restricted cash balances during 2008 and a decrease in dividends from our preferred stock investments during 2008. For the year ended December 31, 2008, rental income from our commercial property investments increased $6.0 million, or 37.0%, over rental income for 2007 because we made our investments in commercial properties in late March 2007 (two properties) and late September 2007 (one property) and the 2008 amounts reflect rental income for the entire year for all three commercial properties.

        Of the $139.4 million in revenues for the year ended December 31, 2008, $121.3 million was received in cash and $18.1 million was non-cash revenue from the accretion of discounts on bonds purchased at prices below their par value, compared to $216.4 million and $19.7 million, respectively, for the year ended December 31, 2007.

        Cash flow, and accordingly, interest income, for the subordinate bonds within both our CMBS and Non-Agency RMBS portfolios is expected to trend down in the future as losses are realized in the respective securitizations.

  Expenses

        The following table sets forth information regarding our total expenses:

	Year Ended December 31,		Variance
	2008	2007	Amount	%
	(In millions)
Expenses
Interest expense:
Repurchase agreements—Agency MBS	$11.6	$103.4	$(91.8)	(88.8)%
Repurchase agreements—other than Agency MBS	1.1	10.8	(9.7)	(89.8)
Repurchase agreements—related party	—	1.2	(1.2)	(100.0)
Interest rate swap expense (income)	2.0	(9.1)	11.1	(122.0)
CDO notes	17.7	29.7	(12.0)	(40.4)
Senior mortgage-backed notes, related party	1.7	4.0	(2.3)	(57.5)
Mortgages payable	12.5	9.1	3.4	37.4
Junior subordinated notes	4.0	3.1	0.9	29.0
Short-term debt	—	0.6	(0.6)	(100.0)
Secured revolving credit facility, related party	2.7	0.3	2.4	800.0
Margin borrowing	—	0.1	(0.1)	(100.0)
Amortization of deferred financing costs	0.2	3.4	(3.2)	(94.1)
Other	—	0.2	(0.2)	(100.0)

Total interest expense	53.5	156.8	(103.3)	(65.9)
Management fees and incentive fees, related party	1.2	6.5	(5.3)	(81.5)
Professional fees	2.6	3.9	(1.3)	(33.3)
Depreciation and amortization	12.1	9.0	3.1	34.4
Insurance expense	1.7	0.9	0.8	88.9
Directors' fees	0.5	0.7	(0.2)	(28.6)
Public company expense	0.7	0.5	0.2	40.0
Commercial real estate expenses	1.5	1.0	0.5	50.0
Provision for loan loss	27.1	4.5	22.6	502.2
Other expenses	1.3	0.7	0.6	85.7

Total expenses	$102.2	$184.5	$(82.3)	(44.6)

        Interest expense relating to repurchase agreements, including with related parties, for the year ended December 31, 2008 decreased $102.7 million, or 89.0%, over 2007 because of lower repurchase agreement borrowings related to Agency MBS as a result of our sale during 2007 and March 2008 of approximately $2.1 billion of Agency MBS. Interest expense relating to CDO notes for the year ended December 31, 2008 decreased $12.0 million, or 40.4%, over 2007 as a result of CDO principal repayments during 2007 and 2008 and due to lower interest rates on our floating rate CDO notes in 2008 than in 2007. Interest income from interest rate swaps for the year ended December 31, 2008 decreased $11.1 million, or 122.0%, over 2007 because interest rates were lower in 2008 than in 2007 and because we had lower notional amount of interest rate swaps in place during 2008. In addition, we are no longer eligible for hedge accounting treatment on our interest rate swaps in our CDO structures due to our election to mark our CDO liabilities to market in accordance with FASB ASC 825-10-45-1 (previously SFAS 159). For the year ended December 31, 2008, interest expense relating to junior subordinated notes and mortgages payable increased $0.9 million, or 29.0%, and $3.4 million, or 37.4%, respectively, over 2007 as we first utilized these financing sources commencing midway through 2007. For the year ended December 31, 2008, interest expense relating to senior mortgage backed notes, related party, decreased $2.3 million, or 57.5%, as a result of the repayment in full of those notes during June 2008 and July 2008. For the year ended December 31, 2008, interest expense relating to our secured revolving credit facility, related party, increased $2.4 million, or 800.0%, as we first utilized this financing source commencing late in 2007. In addition, amortization of deferred financing costs for the year ended December 31, 2008 decreased by $3.2 million, or 94.1%, over 2007 primarily because we recorded to equity as a cumulative effect adjustment all deferred financing costs relating to our CDOs on January 1, 2008 when we elected to mark our CDO liabilities to market under FASB ASC 825-10-45-1.

        Expenses for the year ended December 31, 2008 also included base management fees, incentive fees and amortization related to restricted stock and options granted to our Manager totaling approximately $1.2 million. Expenses for 2007 included base management fees and incentive fees totaling approximately $5.9 million and amortization of approximately $0.6 million related to restricted stock and options granted to our Manager. Management fee expenses decreased in 2008 compared to 2007 primarily due to the $345.9 million net loss in 2007 and the $307.1 million net loss in 2008, which reduced the management fee for 2008 compared to 2007. In addition, for the year ended December 31, 2008, we had depreciation and amortization expense of $12.1 million and commercial real estate expenses of $1.5 million relating to our commercial property investments, compared to $9.0 million and $1.0 million, respectively, for 2007, because we acquired our first commercial properties in March 2007. We also incurred a $9.7 million loan loss relating to one of our construction loans in 2008 compared with a $4.5 million loan loss for the same loan in 2007, and we incurred a $17.4 million loan loss in 2008 relating to designating certain of our commercial whole loans and mezzanine loans as loans held for sale during the year ended December 31, 2008.

        Our Manager has waived its right to request reimbursement from us of third-party expenses that it incurred through December 31, 2008, which amount we otherwise would have been required to reimburse to our Manager. The management agreement with our Manager, which was negotiated before our business model was implemented, provides that we will reimburse our Manager for certain third party expenses that it incurs on our behalf, including rent and utilities. BIM incurs such costs and did not allocate any such expenses to our Manager from our inception in 2005 through December 31, 2008, as our Manager's use of such services was deemed to be immaterial. Brookfield currently is determining the amount of such rent and utility costs that will be allocated to our Manager commencing January 1, 2009, and we will be responsible for reimbursing such costs allocable to our operations absent any further waiver of reimbursement by our Manager. There are no contractual limitations on our obligation to reimburse our Manager for third party expenses and our Manager may incur such expenses consistent with the grant of authority provided to it pursuant to the management agreement without any additional approval of our board of directors being required. In addition, our Manager may defer our reimbursement obligation from any quarter to a future period; provided, however, that we will record any necessary accrual for any such reimbursement obligations when required by U.S. GAAP, and our Manager has advised us that it will promptly invoice us for such reimbursements consistent with sound financial accounting policies.

  Other Revenues (Expenses)

        Other expenses for the year ended December 31, 2008 totaled approximately $344.3 million, compared with other expenses of $397.5 million for the year ended December 31, 2007, a decrease of $53.2 million, or 13.4%.

        Other expenses for the year ended December 31, 2008 consisted primarily of $70.7 million of realized and unrealized loss on derivatives, primarily as a result of realized and unrealized losses on CDS of $16.5 million, realized losses on settlement of interest rate swaps of $21.0 million, unrealized losses on hedge ineffectiveness of $10.8 million and unrealized losses on economic hedges undesignated of $22.7 million; $5.2 million of realized net loss on the sale of available-for-sale securities, real estate loans and other investments; $123.7 million of recognized loss relating to net changes in the values of assets and liabilities carried under the fair value option of FASB ASC 825-10-45-1 (we elected the fair value option under FASB ASC 825-10-45-1 in 2008); and a $142.9 million loss on impairment of available-for-sale securities, which was comprised of a $81.1 million impairment relating to CMBS, Non-Agency RMBS and preferred stock investments caused by adverse changes in cash flow assumptions, and a $61.8 million impairment caused by an other than temporary decline in market values due to spread widening.

        Other expenses for the year ended December 31, 2007 consisted primarily of $85.0 million of realized and unrealized loss on derivatives, primarily as a result of realized and unrealized losses on CDS of $76.1 million, realized and unrealized loss on our settlement of two foreign currency swaps of $5.1 million and an increase in unrealized losses on economic hedges of $3.1 million; realized net loss on the sale of available-for-sale securities, real estate loans and other investments of $1.7 million; and a $317.9 million loss on impairment of available-for-sale securities, which was comprised of a $19.7 million impairment relating to CMBS and Agency MBS that we no longer intend to hold to maturity or until the recovery of our cost, and a $70.6 million impairment relating to CMBS, Non-Agency RMBS and preferred stock investments, which was caused by adverse changes in cash flow assumptions and a $227.6 million impairment caused by an other than temporary decline in market values due to spread widening. This decrease was offset in part by $2.6 million of income from equity investments and $4.3 million of realized foreign currency exchange gain.

  Income Tax Expense

        We have made an election to be taxed as a REIT under Section 856(c) of the Internal Revenue Code of 1986, as amended, commencing with the tax year ended December 31, 2005. As a REIT, we generally are not subject to federal income tax. To maintain qualification as a REIT, we must distribute at least 90% of our REIT taxable income to our shareholders and meet certain other requirements. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income tax on our taxable income at regular corporate rates. We may also be subject to certain state and local taxes on our income and property. Under certain circumstances, federal income and excise taxes may be due on our undistributed taxable income.

        At December 31, 2008 and 2007, we were in compliance with all REIT requirements and, accordingly, have not provided for income tax expense on our REIT taxable income for the year ended December 31, 2008 or for the year ended December 31, 2008. We also have a domestic taxable REIT subsidiary that is subject to tax at regular corporate rates. The deferred tax benefit is attributable to the mark to market adjustments for net operating loss deductions, credit default swaps, and accrued management fees associated with our investment in a private equity fund held in the TRS.

        In 2008, we recorded a $16.2 million valuation allowance on deferred tax assets of $16.2 million attributable to income tax net operating loss carryforward relating to our TRS. The valuation allowance is based on management's estimate that our TRS is not expected to generate sufficient taxable income to recover the deferred tax assets. As of December 31, 2008, we had a net operating loss carryforward of $35.5 million. The net operating loss carryforward expires in 2027.

Liquidity and Capital Resources

        We held cash and cash equivalents of approximately $3.3 million at December 31, 2009, which excludes restricted cash of approximately $16.5 million that is used to collateralize our credit default swap and certain other commercial real estate and financing obligations. As of December 31, 2009, we owed $28.9 million to an affiliate of our Manager under our secured revolving credit facility. Unless earlier terminated as provided in the credit agreement, our credit facility terminates on August 31, 2010. If the Merger is not consummated and this facility is not extended and we cannot obtain alternative financing, we do not expect to have sufficient cash on hand or to generate sufficient cash flow from operations to repay such indebtedness. Given the current lack of liquidity in the credit markets and the current economic climate, we expect to have difficulty obtaining alternative financing if our credit facility is not extended and if we cannot obtain alternative financing or extend our credit facility, it increases the risk that we will be unable to continue as a going concern. Our independent registered public accounting firm, Ernst & Young LLP, has issued an opinion on our consolidated financial statements which states that our inability to refinance or extend the maturity of indebtedness maturing in the next 12 months raises substantial doubt about our ability to continue as a going concern.

        We require cash to fund our operating expenses. Our cash resources include cash on hand, cash flow from operations, principal and interest payments received from investments, cash from the sale of investments, borrowings under our secured credit facility, and when available (and when we deem appropriate), borrowings under reverse repurchase agreements. As discussed above, we do not anticipate having investable cash for investment for the foreseeable future.

        We held cash and cash equivalents of approximately $3.3 million at December 31, 2009. This excludes the restricted cash balance of approximately $16.5 million, which consists of $10.5 million that is used to collateralize our credit default swap, $3.4 million that serves as collateral for a potential loss contingency for yield maintenance payments related to the sale of 11 of our whole loans to a third party and $2.6 million that collateralizes certain other commercial real estate and financing obligations.

        Our operating activities provided net cash of approximately $17.9 million for the year ended December 31, 2009, which was primarily a result of a net loss of $88.3 million offset by net changes in assets and liabilities carried under the fair value option of FASB ASC 825-10-45-1 (previously SFAS 159) of $4.1 million, non-cash impairment charges relating to available-for-sale securities of $77.9 million, an increase in the provision for loan loss of $7.6 million, amortization of net realized cash flow hedge loss of $1.4 million, accretion of net premium on investment securities and real estate loans of $15.1 million and non-cash depreciation and amortization of $12.1 million. Operating activities also provided net cash from a net increase in accounts payable and accrued expenses and interest payable of $1.3 million. This was offset in part by other non-cash activities, including unrealized gain on derivatives of $12.3 million, amortization of intangible liabilities of $5.5 million, and by a net decrease in other receivables and prepaid expenses and other assets of $1.2 million.

        Our operating activities provided net cash of approximately $39.9 million for the year ended December 31, 2008, which was primarily a result of a net loss of $307.1 million being comprised in part of unrealized loss on derivatives of $64.0 million, net changes in assets and liabilities carried under the fair value option of FASB ASC 825-10-45-01 (previously SFAS 159) of $123.7 million, non-cash impairment charges relating to available-for-sale securities of $142.9 million, provision for loan loss of $27.1 million, non-cash depreciation and amortization of $12.1 million, amortization and write-off of deferred financing costs of $1.1 million and a realized net loss on available-for-sale securities, real estate loans and other investments of $4.8 million. Operating activities provided further net cash from a net decrease in interest receivable of $7.8 million and the receipt of restricted cash from the settlement of swaps of $7.1 million. This was offset in part by other non-cash activities, including accretion of net discount on investment securities and real estate loans of $18.1 million and amortization of intangible liabilities of $5.5 million. The increase in cash was also further offset by a net decrease in accounts payable and accrued liabilities, due to Manager and interest payable of $12.4 million, a net decrease in other receivables, prepaid expenses and other assets of $1.8 million and $10.5 million of net payments on the settlement of derivatives.

        Our operating activities provided net cash of approximately $35.1 million for the year ended December 31, 2007, which was primarily a result of a net loss of $345.9 million being comprised in part of realized and unrealized loss on derivatives of $88.8 million, non-cash impairment charges relating to available-for-sale securities of $317.9 million, provision for loan loss of $4.5 million, non-cash depreciation and amortization of stock based compensation, deferred financing costs and real estate assets of $13.5 million, an increase in the return on investment from equity investments of $2.6 million, and a realized net loss on available-for-sale securities, real estate loans and other investments of $1.7 million. Operating activities provided further net cash from a net decrease in interest receivable of $7.9 million. This was offset in part by other non-cash activities, including accretion of net discount on investment securities and real estate loans of $19.4 million, a gain on foreign currency translation of $4.3 million, amortization of intangible liabilities and deferred gains on derivatives of $6.3 million, income from equity investments of $2.6 million, accretion of interest on real estate loans of $2.5 million and the reversal of a deferred tax liability of $0.9 million. The increase in cash was also further offset by a net decrease in accounts payable and accrued liabilities, due to Manager and interest payable of $17.6 million, a net increase in other receivables, prepaid expenses and other assets of $2.7 million and $1.9 million of payments on the settlement of derivatives.

        Our investing activities provided net cash of $4.9 million for the year ended December 31, 2009 primarily from proceeds from rent enhancement of $3.1 million, principal repayments from investment securities and real estate loans totaling $1.9 million and net receipts of restricted cash from credit default swaps of $10.2 million. This was partially offset by net cash paid to terminate swaps of $10.0 million.

        Our investing activities provided net cash of $1,403.4 million for the year ended December 31, 2008 primarily from proceeds received from the sale of available-for-sale securities of $1,178.4 million, proceeds from the repayment at maturity of real estate loans of $9.7 million, proceeds from the sale of real estate loans and other investments of $152.5 million, proceeds from rent enhancement of $3.4 million, principal repayments from investment securities and real estate loans totaling $74.1 million and net receipts of restricted cash from other investments of $16.2 million. This was partially offset by net cash paid to terminate swaps of $30.2 million.

        Our investing activities provided net cash of $860.7 million for the year ended December 31, 2007 primarily from proceeds received from the sale of available-for-sale securities of $1,643.1 million, proceeds from the sale of real estate loans and other investments of $78.2 million, proceeds from the redemption of real estate loans of $37.0 million, proceeds from rent enhancement of $1.8 million, principal repayments from investment securities and real estate loans totaling $398.5 million, net proceeds received from acquisition of credit default swaps of $4.9 million and return of capital from equity investments of $5.9 million. This was partially offset by the purchase of available-for-sale securities of $893.1 million, the purchase and funding of equity investments of $42.1 million, the acquisition of commercial real estate and real estate loans totaling $291.4 million, net cash paid to terminate swaps of $48.0 million, net deposits of restricted cash for credit default swaps of $32.9 million and net deposits of restricted cash for investment of $1.0 million.

        Our financing activities used net cash of $25.7 million for the year ended December 31, 2009 primarily due to dividends paid of $9.9 million, principal repayments of CDOs of $11.8 million and payments on borrowings under our secured revolving credit facility with a related party of $4.0 million.

        Our financing activities used net cash of $1,464.6 million for the year ended December 31, 2008 primarily due to net payments on repurchase agreements of $1,276.1 million, dividends paid of $43.5 million, principal repayments of CDOs and senior mortgage-backed securities of $119.4 million, payments on the settlement of derivatives of $10.5 million and payments on borrowings under our secured revolving credit facility with a related party of $34.4 million. This was partially offset by net receipts from restricted cash of $19.3 million.

        Our financing activities used net cash of $907.3 million for the year ended December 31, 2007 primarily due to net payments on repurchase agreements, including with related parties, of $1,592.3 million, dividends paid of $67.4 million, principal repayments of CDOs and senior mortgage-backed securities of $34.4 million, payments of deferred financing costs of $9.4 million, payments on the settlement of designated derivatives of $10.0 million and the repurchase of common stock of $4.5 million. This was partially offset by the issuance of CDOs of $325.0 million, the issuance of senior mortgage-backed notes to a related party of $101.5 million, proceeds from mortgage notes payable of $219.4 million, proceeds from junior subordinated debentures of $50.0 million, proceeds from borrowings under secured revolving credit facility with a related party of $67.3 million, net receipts from restricted cash of $44.7 million and proceeds from the settlement of derivatives of $4.9 million.

        Our source of funds as of December 31, 2009 consisted of borrowings under our secured revolving credit facility (which had unused availability of $2.5 million as of December 31, 2009), which we used to refinance the acquisition financing of certain of our investments and to provide margin with respect to such borrowings and certain of our derivative transactions. Based on our current investment portfolio and the terms of our secured revolving credit facility, we currently do not expect to be able to borrow additional funds under our secured revolving credit facility, even if necessary to fund our current operations. Increases in short-term interest rates or widening of interest rate spreads could negatively affect the valuation of our mortgage-related assets, which could cause the lender under our secured revolving credit facility (an affiliate of our Manager) to require more collateral to secure its loans to us to the extent that we have any such collateral to pledge. Without additional equity capital, it is unlikely that we would be to able obtain debt financing for investment activity or for any other purpose, including funding our operating expenses.

        For our short-term (one year or less) and long-term liquidity and compliance with collateralization requirements under our secured revolving credit facility (if the pledged collateral decreases in value or in the event of margin calls created by prepayments of the pledged collateral) and our derivatives transactions (if the value of our liability with respect to any such transaction decreases), we also rely on the cash flow from operations, primarily monthly principal and interest payments to be received on our investments, cash flow from the sale of our investments and rental income from our commercial real estate investments.

        As a result of the disposition of our Agency MBS portfolio and the repayment of all of our repurchase agreement financing in 2008, we currently are not exposed to the risk of margin calls on our short-term financings, but as of December 31, 2009, we were exposed to the risk of margin calls totaling $0.4 million with respect to our derivatives transactions.

        Our ability to meet our long-term (greater than one year) liquidity and cash resource requirements in excess of our borrowing capacity will be subject to obtaining additional debt financing and/or equity capital. Such financing will depend on market conditions for capital raises and for the investment of any proceeds. We do not believe that raising equity capital is a viable option for us in light of our financial condition. Without additional capital, we will be unable to resume investment activity and may be unable to confront liquidity problems as our debt obligations begin to mature and if we cannot obtain alternative financing or extend the maturity of these debt obligations, it increases the risk that we are unable to continue as a going concern. Upon liquidation, holders of our debt securities and shares of preferred stock, if any, and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. In addition, as discussed above, if delinquency trends continue to rise, our revenue will continue to be adversely impacted as well.

        In November 2009, our board of directors announced that it had elected to suspend the quarterly dividend to holders of shares of our common stock to preserve liquidity in consideration of the large increase in the delinquency rate on our CMBS portfolio and the resulting uncertainty regarding our operating cash flows. Based on our current forecasts, we would not be required to make any distributions in 2010 in order to maintain our REIT status through 2010. The elimination of the common dividend for the remainder of 2009, assuming the same $0.10 quarterly dividend per share that was paid in October 2009, equated to approximately $2.5 million in cash flow savings each quarter. Our board of directors will continue to evaluate our dividend policy in light of our portfolio performance and relevant provisions of the Internal Revenue Code; however, we are prohibited under the Merger Agreement from paying dividends at the present time.

        In March 2007, our unconsolidated statutory trust, Crystal River Preferred Trust I, issued $50.0 million of trust preferred securities to a third party investor. The trust preferred securities have a 30-year term, maturing in April 2037, are redeemable at par on or after April 2012 and pay interest at a fixed rate of 7.68% for the first five years ending April 2012, and thereafter, at a floating rate of three month LIBOR plus 2.75%. These trust preferred securities were repurchased and discharged in full in January 2010.

  Off-Balance Sheet Arrangements

        As of December 31, 2009, we did not maintain any relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance, or special-purpose or variable interest entities, established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. As of December 31, 2009, we had no outstanding commitment to fund real estate loans.

  Contractual Obligations and Commitments

        As of March 15, 2005, we had entered into a management agreement with our Manager. Our Manager is entitled to receive a base management fee, incentive compensation, reimbursement of certain expenses and, in certain circumstances, a termination fee, all as described in the management agreement. During 2008, we and our Manager agreed that our base management fee would be paid in shares of our common stock, instead of cash. See "—Related Party Transactions." Such fees and expenses do not have fixed and determinable payments and therefore have not been included in the table below.

        During the year ended December 31, 2009, we did not make any advances to fund real estate loans and as of December 31, 2009, we had no outstanding commitment to fund real estate loans. See Note 10 to our consolidated financial statements included elsewhere herein. During the first quarter of 2008, we sold our investment in private equity funds and were released from our capital commitment related to that investment.

        In June and July 2008, we sold 13 whole loans to a third party. See Note 5 to our consolidated financial statements included elsewhere herein. In connection with the sale of 11 of those loans, we entered into a yield maintenance agreement that serves to protect the buyer against potential prepayments of those 11 whole loans. In accordance with the agreement, we deposited $4.1 million into a restricted trust account to serve as collateral for the potential loss contingency. The agreement provides for the quarterly release to either the buyer or us of a proportionate share of the collateral contingent on any prepayments of the 11 whole loans. Our maximum loss contingency under this agreement at the time of sale totaled $4.1 million. The initial accrued loss contingency was recorded as additional realized loss on the sale of real estate loans in our statement of operations during 2008. As of December 31, 2009, we accrued a loss contingency totaling $0.1 million (compared to our maximum exposure to loss of $3.2 million as of such date) based on assumptions developed by management relating to the timing and value of expected prepayments on the 11 loans.

        The table below sets forth information about our contractual obligations as of December 31, 2009. In addition to the amounts set forth in the table, we also are subject to interest rate swaps for which we cannot estimate future payments due.

	Payment due by Period
Contractual Obligations	Total	Less than 1 year	1–3 years	3–5 years	More than 5 years
	(In thousands)
Contractual Debt Obligations
Collateralized debt obligations(1)	$455,262	$—	$—	$—	$455,262
Junior subordinated notes(2)	51,550	—	—	—	51,550
Mortgage payable	219,380	40	506	574	218,260
Secured revolving credit facility, related party(3)	28,920	28,920	—	—	—
Operating Lease Obligations
Houston ground lease	1,627	25	50	50	1,502

Total	$756,739	$28,985	$556	$624	$726,574

(1)
Amount is based on unpaid principal balance. As of December 31, 2009, the difference between fair value and unpaid principal balance is $421,645.

(2)
In January 2010, we repurchased and discharged this indebtedness.

(3)
See "—Related Party Transactions" below.

        Our secured revolving credit facility contains covenants, including maintaining our REIT status. As of December 31, 2009, we were in compliance with all of the covenants under the credit facility.

REIT Taxable Income

        In order to maintain our qualification as a REIT and to avoid corporate-level income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our REIT taxable income (which includes net short-term capital gains) on an annual basis. This requirement could adversely affect our liquidity and capital resources. Under the Merger Agreement with Brookfield, we are prohibited from paying any dividends without Brookfield's consent.

        REIT taxable income is calculated according to the requirements of the Internal Revenue Code, rather than GAAP. The following table reconciles GAAP net loss to estimated REIT taxable income for the years ended December 31, 2009, December 31, 2008 and December 31, 2007:

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
	(In thousands)
GAAP net loss	$(88,280)	$(307,092)	$(345,878)
Adjustments to GAAP net loss:
Net loss of our Taxable REIT Subsidiary	9	488	35,467
Share based compensation	176	(69)	414
Net tax adjustments related to interest income	21,673	(12,749)	2,840
Book derivative loss in excess of tax loss (income in excess of tax income)	(8,124)	18,267	40,691
Deductible REMIC losses	(132,789)	(5,044)	—
Capital loss limitation	15,322	36,350	9,056
Impairment losses not deductible for tax purposes	77,947	142,916	317,931
Net change in assets and liabilities valued under fair value option	4,085	123,708	—
Loan loss allowances not deductible for tax purposes	6,781	27,973	4,500
GAAP/tax difference on rent escalation and lease amortization	(1,319)	(1,542)	(996)
Other	—	(89)	691

Net adjustments to GAAP net loss	(16,239)	330,209	410,594

REIT taxable income (loss)	$(104,519)	$23,117	$64,716

        We believe that the presentation of our REIT taxable income is useful to investors because it demonstrates to investors the minimum amount of distributions we must make in order to maintain our qualification as a REIT and not be obligated to pay federal and state income taxes. However, we do not expect that the amount of distributions we make will necessarily correlate to our REIT taxable income as under the merger agreement with Brookfield, we are prohibited from making distributions to our stockholders without the consent of Brookfield. REIT taxable income will not necessarily bear any close relation to cash flow. Accordingly, we do not consider REIT taxable income to be a reliable measure of our liquidity although the related distribution requirement can impact our liquidity and capital resources. Moreover, there are limitations associated with REIT taxable income as a measure of our financial performance over any period. As a result, REIT taxable income should not be considered as a substitute for our GAAP net income as a measure of our financial performance.

Impact of Inflation

        Our operating results depend in part on the difference between the interest income earned on our interest-earning assets and the interest expense incurred in connection with our interest-bearing liabilities. Changes in the general level of interest rates prevailing in the economy in response to changes in the rate of inflation or otherwise can affect our income by affecting the spread between our interest-earning assets and interest-bearing liabilities, as well as, among other things, the value of our interest-earning assets and interest-bearing liabilities. Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations, and other factors beyond our control. We employ the use of correlated hedging strategies to limit the effects of changes in interest rates on our operations, including engaging in interest rate swaps to minimize our exposure to changes in interest rates. There can be no assurance that we will be able to adequately protect against the foregoing risks or that we will ultimately realize an economic benefit from any hedging contract into which we enter. Our financial statements are prepared in accordance with GAAP and our distributions are determined by our board of directors consistent with our obligation to distribute to our stockholders at least 90% of our REIT taxable income on an annual basis to maintain our REIT qualification; in each case, our activities and balance sheet are measured with reference to historical cost and or fair market value without considering inflation.

Quantitative and Qualitative Disclosures about Market Risk

        The principal objective of our asset/liability management activities is to maximize net investment income, while minimizing levels of interest rate risk. Net investment income and interest expense are subject to the risk of interest rate fluctuations. To mitigate the impact of fluctuations in interest rates, we use interest rate swaps to effectively convert variable rate liabilities to fixed-rate liabilities for proper matching with fixed-rate assets. Each derivative used as an economic hedge is matched with an asset or liability with which it has a high correlation. The swap agreements are generally held-to-maturity and we do not use derivative financial instruments for trading purposes. We use interest rate swaps to effectively convert variable rate debt to fixed-rate debt for the financed portion of fixed-rate assets. The differential to be paid or received on these agreements is recognized as an adjustment to the interest expense related to debt and is recognized on the accrual basis.

        As of December 31, 2009, the primary component of our market risk was interest rate risk, as described below. Although we do not seek to avoid risk completely, we do believe the risk can be quantified from historical experience and we seek to actively manage that risk, to earn sufficient compensation to justify taking those risks and to maintain capital levels consistent with the risks we undertake.

        Interest Rate Risk—We are subject to interest rate risk in connection with most of our investments and our related debt obligations, which generally are linked to LIBOR. We mitigate this risk through utilization of derivative contracts, primarily interest rate swap agreements. With respect to our commercial real estate investments, we manage interest rate risk through the use of fixed-rate mortgage loans.

        Yield Spread Risk—Most of our investments are also subject to yield spread risk. The majority of these securities are fixed-rate securities, which are valued based on a market credit spread over the rate payable on fixed-rate U.S. Treasuries of like maturity. In other words, their value is dependent on the yield demanded on such securities by the market, as based on their credit relative to U.S. Treasuries. An excessive supply of these securities combined with reduced demand will generally cause the market to require a higher yield on these securities, resulting in the use of a higher or "wider" spread over the benchmark rate (usually the applicable U.S. Treasury security yield) to value these securities. Under these conditions, the value of our real estate securities portfolio would tend to decrease. Conversely, if the spread used to value these securities were to decrease or "tighten," the value of our real estate securities would tend to increase. Such changes in the market value of our real estate securities portfolio may affect our net equity or cash flow either directly through their impact on unrealized gains or losses on available-for-sale securities by diminishing our ability to realize gains on such securities, or indirectly through their impact on our ability to borrow and access capital.

        Effect on Net Investment Income—In the past, we have funded a portion of our investments with short-term borrowings under repurchase agreements. During periods of rising interest rates, the borrowing costs associated with those investments tend to increase while the income earned on such investments could remain substantially unchanged. This results in a narrowing of the net interest spread between the related assets and borrowings and may even result in losses.

        On December 31, 2009, we were party to two interest rate swap contracts. The following table summarizes the expiration dates of these contracts and their notional amounts (in thousands):

Expiration Date	Notional Amount
2013	$40,493
2018	240,467

Total	$280,960

        Hedging techniques are partly based on assumed levels of prepayments of our fixed-rate and hybrid adjustable-rate RMBS. If prepayments are slower or faster than assumed, the life of the RMBS will be longer or shorter, which would reduce the effectiveness of any hedging strategies we may use and may cause losses on such transactions. Hedging strategies involving the use of derivative securities are highly complex and may produce volatile returns.

        Extension Risk—We have in the past invested in, and may in the future invest in, Agency MBS and RMBS, some of which have interest rates that are fixed for the first few years of the loan (typically three, five, seven or 10 years) and thereafter reset periodically on the same basis as adjustable-rate Agency MBS and RMBS. We compute the projected weighted average life of our Agency MBS and RMBS based on assumptions regarding the rate at which the borrowers will prepay the underlying mortgages. In general, when a fixed-rate or hybrid adjustable-rate residential mortgage-backed security is acquired with borrowings, we may, but are not required to, enter into an interest rate swap agreement or other hedging instrument that effectively fixes our borrowing costs for a period close to the anticipated average life of the fixed-rate portion of the related Agency MBS and RMBS. This strategy is designed to protect us from rising interest rates because the borrowing costs are fixed for the duration of the fixed-rate portion of the related residential mortgage-backed security.

        However, if prepayment rates decrease in a rising interest rate environment, the life of the fixed-rate portion of the related Agency MBS and RMBS could extend beyond the term of the swap agreement or other hedging instrument. This could have a negative impact on our results from operations, as borrowing costs would no longer be fixed after the end of the hedging instrument while the income earned on the Agency MBS and RMBS would remain fixed. This situation may also cause the market value of the Agency MBS and RMBS that we own to decline, with little or no offsetting gain from the related hedging transactions. In extreme situations, we may be forced to sell assets to maintain adequate liquidity, which could cause us to incur losses.

        Hybrid Adjustable-Rate Agency MBS Interest Rate Cap Risk—We have in the past also invested in hybrid adjustable-rate Agency MBS, which are based on mortgages that typically are subject to periodic and lifetime interest rate caps and floors, which limit the amount by which the security's interest yield may change during any given period. However, our borrowing costs pursuant to repurchase agreements that we have historically used to finance our Agency MBS generally are not subject to similar restrictions. Therefore, in a period of increasing interest rates, interest rate costs on our borrowings could increase without limitation by caps, while the interest-rate yields on our hybrid adjustable-rate Agency MBS would effectively be limited by caps. This problem will be magnified to the extent we acquire hybrid adjustable-rate Agency MBS that are not based on mortgages that are fully indexed. In addition, the underlying mortgages may be subject to periodic payment caps that result in some portion of the interest being deferred and added to the principal outstanding. This could result in our receipt of less cash income on our hybrid adjustable-rate Agency MBS than we need in order to pay the interest cost on our related borrowings. These factors could lower our net investment income or cause a net loss during periods of rising interest rates, which would harm our financial condition, cash flows and results of operations.

        Interest Rate Mismatch Risk—We may fund a portion of our investments with borrowings that, after the effect of hedging, have interest rates based on indices and repricing terms similar to, but of somewhat shorter maturities than, the interest rate indices and repricing terms of our investments. Thus, we anticipate that in most such cases the interest rate indices and repricing terms of our mortgage assets and our funding sources will not be identical, thereby creating an interest rate mismatch between assets and liabilities. Therefore, our cost of funds would likely rise or fall more quickly than would our earnings rate on assets. During periods of changing interest rates, such interest rate mismatches could negatively impact our financial condition, cash flows and results of operations. To mitigate interest rate mismatches, we may utilize the hedging strategies discussed above.

        Our analysis of risks is based on management's experience, estimates, models and assumptions. These analyses rely on models that utilize estimates of fair value and interest rate sensitivity. Actual economic conditions or implementation of investment decisions by our management may produce results that differ significantly from the estimates and assumptions used in our models and the projected results shown in this Annual Report on Form 10-K.

        Prepayment Risk—Prepayments are the full or partial repayment of principal prior to the original term to maturity of a mortgage loan and typically occur due to refinancing of mortgage loans. Prepayment rates for existing RMBS generally increase when prevailing interest rates fall below the market rate existing when the underlying mortgages were originated. In addition, prepayment rates on adjustable-rate and hybrid adjustable-rate RMBS generally increase when the difference between long-term and short-term interest rates declines or becomes negative. Prepayments of RMBS could harm our results of operations in several ways. Some adjustable-rate mortgages underlying our adjustable-rate RMBS may bear initial "teaser" interest rates that are lower than their "fully-indexed" rates, which refers to the applicable index rates plus a margin. In the event that such an adjustable-rate mortgage is prepaid prior to or soon after the time of adjustment to a fully-indexed rate, the holder of the related RMBS would have held such security while it was less profitable and lost the opportunity to receive interest at the fully-indexed rate over the expected life of the adjustable-rate RMBS. Finally, in the event that we are unable to acquire new mortgage assets to replace the prepaid assets, our financial condition, cash flow and results of operations could be negatively affected.

        Credit Risk—Our portfolio of commercial real estate loans and securities is subject to a high degree of credit risk. Credit risk is the exposure to loss from debtor defaults. Default rates are subject to a wide variety of factors, including, but not limited to, property performance, property management, supply and demand factors, construction trends, consumer behavior, regional economics, interest rates, the strength of the United States economy and other factors beyond our control.

        All loans are subject to a certain probability of default. We have underwritten our CMBS and RMBS investments assuming the underlying loans will suffer a certain dollar amount of defaults and the defaults will lead to some level of realized losses. Loss adjusted yields are computed based on these assumptions and applied to each class of security supported by the cash flow on the underlying loans. The most significant variables affecting loss adjusted yields include, but are not limited to, the number of defaults, the severity of loss that occurs subsequent to a default and the timing of the actual loss. The different rating levels of CMBS will react differently to changes in these assumptions. The lowest rated securities generally are more sensitive to changes in timing of actual losses. The higher rated securities are more sensitive to the severity of losses.

        We generally assume that substantially all of the principal of a non-rated security will not be recoverable over time. The timing and the amount of the loss of principal are the key assumptions to determine the economic yield of these securities. Timing is of paramount importance because we will assume substantial losses of principal on the non-rated securities, therefore the longer the principal balance remains outstanding the more interest the holder receives to support a greater economic return. Alternatively, if principal is lost faster than originally assumed, there is less opportunity to receive interest and a lower return or loss may result.

        If actual principal losses on the underlying loans exceed assumptions, the higher rated securities will be affected more significantly as a loss of principal may not have been assumed. We manage credit risk through the underwriting process, establishing loss assumptions and monitoring of loan performance. Before acquiring an interest in the controlling class security (represented by a majority ownership interest in the most subordinate tranche) in a proposed pool of loans, we perform a rigorous analysis of all of the proposed underlying loans. Information from this review is then used to establish loss assumptions. We assume that a certain portion of the loans will default and calculate an expected or loss adjusted yield based on that assumption. After the securities have been acquired, we monitor the performance of the loans, as well as external factors that may affect their value.

        Factors that indicate a higher loss severity or acceleration of the timing of an expected loss will cause a reduction in the expected yield and therefore reduce our earnings. Furthermore, we may be required to write down a portion of the accreted cost basis of the affected assets through a charge to income.

        We also have invested in commercial real estate loans, primarily mezzanine loans, bridge loans, A Notes, B Notes, loans to real estate companies, whole mortgage loans, first mortgage participations and net leased real estate. We have also invested in residential mortgages and related securities. These investments will be subject to credit risk. The extent of our credit risk exposure will be dependent on risks associated with commercial and residential real estate. Property values and net operating income derived from such properties are subject to volatility and may be affected adversely by a number of factors, including, but not limited to, national, regional and local economic conditions (which may be adversely affected by industry slowdowns and other factors); local real estate conditions (such as an oversupply of housing, retail, industrial, office or other commercial space); changes or continued weakness in specific industry segments; construction quality, age and design; demographic factors; retroactive changes to building or similar codes; and increases in operating expenses (such as energy costs). In the event a borrower's net operating income decreases, the borrower may have difficulty repaying our loans, which could result in losses to us. In addition, decreases in property values reduce the value of the collateral and the potential proceeds available to a borrower to repay our loans, which could also cause us to suffer losses. When we underwrite the origination of a commercial real estate loan, we do not underwrite to an expected loss; when we underwrite the purchase of a commercial real estate loan, we may underwrite to an expected loss based on the price of the loan.

        Effect on Fair Value—Another component of interest rate risk is the effect changes in interest rates will have on the market value of our assets. We face the risk that the market value of our assets will increase or decrease at different rates than that of our liabilities, including our hedging instruments. We primarily assess our interest rate risk by estimating the duration of our assets and the duration of our liabilities. Duration essentially measures the market price volatility of financial instruments as interest rates change. We generally calculate duration using various financial models and empirical data. Different models and methodologies can produce different duration numbers for the same securities.

  Interest Rate Sensitivity Analysis

        The following interest rate sensitivity analysis is measured using an option-adjusted spread model combined with a proprietary prepayment model. We shock the curve up and down 100 basis points and analyze the change in interest rates, prepayments and cash flows through a Monte Carlo simulation. We then calculate an average price for each scenario, which is used in our risk management analysis.

        The following sensitivity analysis table shows the estimated impact on the fair value of our interest rate-sensitive investments, CDO liabilities, senior mortgage-backed notes, mortgages payable, junior subordinated notes, secured revolving credit facility indebtedness and swaps, at December 31, 2009, assuming rates instantaneously fall 100 basis points and rise 100 basis points:

	Interest Rates Fall 100 Basis Points	Unchanged	Interest Rates Rise 100 Basis Points
	(Dollars in thousands)
Mortgage assets and other investment securities(1)
Fair value	$43,962	$42,826	$42,246
Change in fair value	$1,136	—	$(580)
Change as a percent of fair value	2.65%	—	(1.35)%
Real estate loans, including real estate loans held for sale
Fair value	$6,087	$5,903	$5,720
Change in fair value	$184	—	$(183)
Change as a percent of fair value	3.12%	—	(3.10)%
Other assets(2)
Fair value	$243	$243	$243
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
CDO liabilities
Fair value	$(33,617)	$(33,617)	$(33,617)
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
Mortgages payable
Fair value	$(155,565)	$(147,873)	$(140,182)
Change in fair value	$(7,692)	—	$7,691
Change as a percent of fair value	5.20%	—	(5.20)%
Junior subordinated notes
Fair value	$(8,409)	$(8,087)	$(7,907)
Change in fair value	$(322)	—	$180
Change as a percent of fair value	3.98%	—	(2.23)%
Secured revolving credit facility, related party
Fair value	$(28,631)	$(28,631)	$(28,631)
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
Undesignated interest rate swaps
Fair value	$(26,554)	$(25,308)	$(24,161)
Change in fair value	$(1,246)	—	$1,147
Change as a percent of notional value	(0.44)%	—	0.41%
Credit default swaps
Fair value	$(9,824)	$(9,628)	$(9,447)
Change in fair value	$(196)	—	$181
Change as a percent of notional value	(1.96)%	—	1.81%

(1)
The fair value of all of our investment securities is included.
(2)
The fair value of our other investment securities that are sensitive to interest rate changes is included.

n/m = not meaningful

        The following sensitivity analysis table shows the estimated impact on the fair value of our interest rate-sensitive investments, CDO liabilities, senior mortgage-backed notes, mortgages payable, junior subordinated notes, secured revolving credit facility indebtedness and swaps, at December 31, 2008, assuming rates instantaneously fall 100 basis points and rise 100 basis points:

	Interest Rates Fall 100 Basis Points	Unchanged	Interest Rates Rise 100 Basis Points
	(Dollars in thousands)
Mortgage assets and other investment securities(1)
Fair value	$73,945	$72,916	$71,483
Change in fair value	$1,029	—	$(1,433)
Change as a percent of fair value	1.41%	—	(1.97)%
Real estate loans, including real estate loans held for sale
Fair value	$13,885	$13,578	$13,383
Change in fair value	$307	—	$(195)
Change as a percent of fair value	2.26%	—	(1.44)%
Other assets(2)
Fair value	$297	$297	$297
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
CDO liabilities
Fair value	$(45,429)	$(45,429)	$(45,429)
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
Mortgages payable
Fair value	$(134,921)	$(128,235)	$(121,550)
Change in fair value	$(6,686)	—	$6,685
Change as a percent of fair value	5.21%	—	(5.21)%
Junior subordinated notes
Fair value	$(10,210)	$(9,865)	$(9,519)
Change in fair value	$(345)	—	$346
Change as a percent of fair value	3.50%	—	(3.50)%
Secured revolving credit facility, related party
Fair value	$(32,112)	$(32,112)	$(32,112)
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
Undesignated interest rate swaps
Fair value	$(42,206)	$(37,659)	$(34,061)
Change in fair value	$(4,547)	—	$3,598
Change as a percent of notional value	(1.60)%	—	1.26%
Credit default swaps
Fair value	$(19,150)	$(19,140)	$(19,130)
Change in fair value	$(10)	—	$10
Change as a percent of notional value	(0.05)%	—	0.05%

(1)
The fair value of all of our investment securities is included.
(2)
The fair value of our other investment securities that are sensitive to interest rate changes is included.

n/m = not meaningful

        It is important to note that the impact of changing interest rates on fair value can change significantly when interest rates change beyond 100 basis points from current levels. Therefore, the volatility in the fair value of our assets could increase significantly when interest rates change beyond 100 basis points. In addition, other factors affect the fair value of our interest rate-sensitive investments and hedging instruments, such as the shape of the yield curve, market expectations as to future interest rate changes and other market conditions. Accordingly, in the event of changes in actual interest rates, the change in the fair value of our assets would likely differ from that shown above, and such difference might be material and adverse to our stockholders.

        Currency Risk—From time to time, we may make investments that are denominated in a foreign currency through which we may be subject to foreign currency exchange risk. Changes in currency rates can adversely affect the fair values and earnings of our non-U.S. holdings. We attempt to mitigate this impact by utilizing currency swaps on our foreign currency-denominated investments or foreign currency forward commitments to hedge the net exposure. As of December 31, 2009 and December 31, 2008, we held no investments denominated in foreign currency and accordingly, we were not exposed to foreign currency exchange risk.

Related Party Transactions

        Please refer to the discussion under "—Recent Developments—Possible Acquisition of Crystal River" for a discussion of the merger agreement we have entered into with Brookfield and to the discussion under "—Recent Developments—Binding Letter of Intent for Asset Sale" for a discussion of the letter of intent that we signed with respect to the sale of certain of our CMBS and collateral manager appointment rights to affiliates of our Manager.

        We have entered into a management agreement, as amended (the "Agreement"), with our Manager. The current term of the Agreement expires in December 2010, and the Agreement will be automatically renewed for a one-year term each December 31 thereafter unless we or our Manager terminate the Agreement. The Agreement provides that our Manager will provide us with investment management services and certain administrative services and will perform our day-to-day operations. The monthly base management fee for such services is equal to 1.5% of one-twelfth of our equity, as defined in the Agreement, payable in arrears. We paid the base management fee for the year ended December 31, 2008 in shares of our common stock, rather than in cash. In May 2008, we issued 68,338 shares of our common stock to our Manager in respect of the base management fee for the quarter ended March 31, 2008 at a price per share of $10.15; in August 2008, we issued 99,998 shares of our common stock to our Manager in respect of the base management fee for the quarter ended June 30, 2008 at a price per share of $4.18; and in November 2008, we issued 29,969 shares of our common stock to our Manager in respect of the base management fee for the quarter ended September 30, 2008 at a price per share of $1.93.

        In addition, under the Agreement, our Manager earns a quarterly incentive fee equal to 25% of the amount by which the quarterly net income per share, as defined in the Agreement (which principally excludes the effect of stock compensation and the unrealized change in derivatives), exceeds an amount equal to the product of the weighted average of the price per share of the common stock we issued in our March 2005 private offering and in our August 2006 initial public offering and the price per share of common stock in any subsequent offerings by us, multiplied by the higher of (i) 2.4375% or (ii) 25% of the then applicable 10 year Treasury note rate plus 0.50%, multiplied by the then weighted average number of outstanding shares for the quarter. The incentive fee is paid quarterly. The Agreement provides that 10% of the incentive management fee is to be paid in shares of our common stock (providing that such payment does not result in our Manager owning directly or indirectly more than 9.8% of our issued and outstanding common stock) and the balance is to be paid in cash. Our Manager may, at its sole discretion, elect to receive a greater percentage of its incentive management fee in shares of our common stock. The incentive management fees included in our consolidated statements of operations that were incurred during the years ended December 31, 2009, 2008 and 2007 were $0, $0 and $0.1 million, respectively.

        The Agreement may be terminated upon the affirmative vote of at least two-thirds of the independent members of our board of directors after the expiration of the initial term and by providing at least 180 days prior notice based upon either: (i) unsatisfactory performance by our Manager that is materially detrimental to us, or (ii) a determination by the independent members of our board of directors that the management fees payable to our Manager are not fair (subject to our Manager's right to prevent a compensation termination by agreeing to a mutually acceptable reduction of the management fees). If we terminate the Agreement, then we must pay our Manager a termination fee equal to twice the sum of the average annual base and incentive fees earned by our Manager during the two twelve-month periods immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination.

        We issued to our Manager 84,000 shares of our restricted common stock and granted options to purchase 126,000 shares of our common stock for a 10 year period at a price of $25 per share in March 2005. We issued to certain of our directors a total of 2,000 shares of restricted stock in May 2007, 2,000 shares of restricted stock in June 2008 and 4,000 shares of restricted stock in June 2009, all of which vest on the first anniversary of the date of issuance. For the years ended December 31, 2009, 2008 and 2007, the base management fee expense was $0, $1.3 million and $5.8 million, respectively. Included in the management fee expense for the years ended December 31, 2009, 2008 and 2007 was $0, $0 and $0.6 million, respectively, of amortization of stock-based compensation related to restricted stock and options granted.

        The Agreement provides that we are required to reimburse our Manager for certain expenses incurred by our Manager on our behalf provided that such costs and reimbursements are no greater than that which would be paid to outside professionals or consultants on an arm's length basis. For the years ended December 31, 2009, 2008 and 2007, we were not charged any reimbursable costs by our Manager.

        In January 2007, we purchased a $28.5 million investment in BREF One, LLC, which we refer to as the Fund, a real estate finance fund sponsored by Brookfield, the indirect parent of our Manager, and managed by a Brookfield subsidiary, and incurred a $10.4 million unfunded capital commitment to the Fund. The acquisition was made from two subsidiaries of Brookfield. During the first quarter of 2008, we sold our interest in the Fund to an affiliate of our Manager at its carrying value of $35.7 million and we were released from our unfunded capital commitment to the Fund. During the year ended December 31, 2008, we had less than $0.1 million of equity losses from our investment in the Fund and during the year ended December 31, 2007, we had $2.6 million of equity income from our investment in the Fund.

        In February 2007, we entered into a sale and purchase agreement with BREOF BNK Fannin LP and BREOF BNK Phoenix LLC, two subsidiaries of a real estate opportunity fund sponsored by Brookfield and managed by a Brookfield subsidiary, to acquire two commercial properties as described in Note 6 to our financial statements for a total value of $234.7 million. We paid the purchase price for the properties with the proceeds from a $198.5 million mortgage loan from an external lender that bears interest at an annual fixed rate of 5.509% and matures on April 1, 2017 and with available cash. In addition to the sale and purchase agreement, we entered into rent enhancement agreements with BREOF BNK Fannin LP and BREOF BNK Phoenix LLC under which we will receive monthly rent enhancement payments through 2015 totaling $15.9 million.

        In April 2007, we issued $115.0 million of senior mortgage-backed notes through a newly-formed subsidiary, CRZ ABCP Financing LLC. We retained $9.3 million of senior subordinated mortgage-backed notes and $4.3 million of subordinated mortgage-backed notes. CRZ ABCP Financing LLC held assets, consisting of commercial whole mortgage loans, which served as collateral for the mortgage-backed notes. Senior mortgage-backed notes in the aggregate principal amount of $101.5 million were issued to an affiliate of our Manager with floating coupons with an interest rate of three-month LIBOR plus 0.35%. Interest on the senior mortgage-backed notes was payable monthly. The senior mortgage-backed notes had a maturity of April 2017 and the outstanding principal was due at maturity. Early repayments of the underlying mortgage loans require repayment of a portion of the senior mortgage-backed notes. The senior mortgage-backed notes were treated as a secured financing, and were non recourse to us. Proceeds from the sale of the senior mortgage-backed notes issued were used to repay outstanding debt under our repurchase agreements. The senior mortgage-backed notes were repaid in their entirety during the year ended December 31, 2008.

        In August 2007, we entered into a $100.0 million unsecured 364-day credit facility with Brookfield US Corporation, an affiliate of our Manager. Under the terms of the credit facility, if our current manager, Crystal River Capital Advisors, LLC, or another wholly owned subsidiary of Brookfield Asset Management Inc. is not acting as our manager, then Brookfield US Corporation may accelerate all amounts due under our revolving credit facility. Indebtedness outstanding under the unsecured credit facility bore interest at LIBOR + 4.00%. In November 2007, we and Brookfield US Corporation amended the terms of the facility, effective as of September 30, 2007, to convert the facility to a secured revolving credit facility that provides for borrowings of up to $100.0 million in the aggregate and to reduce the interest rate to LIBOR + 2.50%. On March 7, 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of December 31, 2007, to extend the term of the facility from November 2008 to May 2009, to revise the financial covenant relating to minimum net worth and to eliminate the financial covenants relating to minimum net income (as defined in the facility), compliance with a maximum leverage ratio and compliance with an interest rate sensitivity requirement. On August 7, 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of June 30, 2008, to revise the financial covenant relating to minimum net worth. On February 26, 2009, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility from May 2009 to May 2010, to lower the borrowing capacity under the facility from $100.0 million to $50.0 million and, effective as of December 31, 2008, to delete the financial covenant relating to minimum net worth. On February 23, 2010, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility from May 2010 to August 31, 2010 unless sooner terminated as provided in the credit agreement. The secured facility bears interest at LIBOR + 2.50%. The credit facility and the amendments were approved by the independent members of our board of directors. As of December 31, 2009, we owed $28.9 million under this facility, we had pledged MBS, real estate loans and a portion of the equity in our commercial real estate investments with an aggregate carrying value of $33.4 million to secure the $28.9 million of borrowings outstanding at such date and we had $2.5 million of unused availability under this facility. The credit agreement contains customary representations, warranties and covenants, including covenants requiring us to maintain our REIT status and limiting dividends, liens, mergers, asset sales and other fundamental changes. As of December 31, 2009, we were in compliance with all of the covenants under the credit agreement.

        In August 2007, we sold one whole loan to an affiliate of our Manager at its carrying value plus accrued interest receivable for total proceeds of $45.4 million.

        In September 2007, we entered into a sale and purchase agreement with BREOF BNK2 Arlington LP, a subsidiary of a real estate opportunity fund sponsored by Brookfield and managed by a Brookfield subsidiary, to acquire one commercial property as described in Note 5 to our financial statements for a total value of $26.5 million. We paid the purchase price for the property with the proceeds from a $20.9 million mortgage loan from an external lender that bears interest at an annual fixed rate of 6.29% and matures on October 1, 2017 and with available cash. In addition to the sale and purchase agreement, we entered into rent enhancement agreements with BREOF BNK2

Arlington LP under which we will receive monthly rent enhancement payments through 2019 totaling $6.9 million.

        We and our Manager have entered into sub-advisory agreements with other affiliated entities and the fees payable under such agreements will be paid from any management fees earned by our Manager. In addition, certain of these affiliated sub-advisory entities introduced investments to us for purchase that we acquired for a total of $289.0 million and $21.4 million during the year ended December 31, 2007; our affiliated sub-advisory entities did not introduce any investments to us that we acquired during the years ended December 31, 2009 or December 31, 2008. The purchase price of three commercial real estate properties that we purchased in March 2007 and September 2007 from an affiliate of our Manager, at a total cost of approximately $260.5 million, were determined as part of a competitive bid process, and the purchase price of our investment in a private equity fund managed by an affiliate of our Manager, at a total initial cost of approximately $28.5 million, was acquired at its book value assuming hypothetical liquidation. All such acquisitions were approved in advance by the independent members of our board of directors.

Risk Management

        To the extent consistent with maintaining our REIT status, we seek to manage our interest rate risk exposure to protect our portfolio of RMBS and other mortgage securities and related debt against the effects of major interest rate changes. We generally seek to manage our interest rate risk by:

  •
  monitoring and adjusting, if necessary, the reset indices and interest rates related to our MBS and our borrowings;

  •
  attempting to structure our borrowing agreements to have a range of different maturities, terms, amortizations and interest rate adjustment periods;

  •
  using derivatives, financial futures, swaps, options, caps, floors and forward sales, to adjust the interest rate sensitivity of our MBS and our borrowings; and

  •
  actively managing, on an aggregate basis, the interest rate indices, interest rate adjustment periods, and gross reset margins of our MBS and the interest rate indices and adjustment periods of our borrowings.

Item 7A.    Quantitative and Qualitative Disclosures about Market Risk.

        See the discussion of quantitative and qualitative disclosures about market risk in the "Quantitative and Qualitative Disclosures About Market Risk" section of Management's Discussion and Analysis of Financial Condition and Results of Operations in Item 7 above.

Item 8.    Financial Statements and Supplementary Data.

        The financial statements required by this item and the reports of the independent registered public accounting firm thereon appear on pages F-2 to F-80 and S-1 to S-5. See accompanying Index to the Consolidated Financial Statements on page F-1. The supplementary financial data required by Item 302 of Regulation S-K appears in Note 19 to the consolidated financial statements.

Item 9.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

        None.

Item 9A.    Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

        We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure based closely on the definition of "disclosure controls and procedures" in Rule 13a-15(e). In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Also, we have investments in certain unconsolidated entities. As we do not control these entities, our disclosure controls and procedures with respect to such entities are necessarily substantially more limited than those we maintain with respect to our consolidated subsidiaries.

        As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures. Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of the end of the period covered by this report.

Management's Annual Report on Internal Control over Financial Reporting

        We are responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f). Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2009 based on the framework in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on that evaluation, we concluded that our internal control over financial reporting was effective as of December 31, 2009.

Attestation Report of Registered Public Accounting Firm

        Our independent registered public accounting firm, Ernst & Young LLP, independently assessed the effectiveness of our internal control over financial reporting and issued an attestation report on our internal control over financial reporting. Ernst & Young's report appears on page F-4 of this Form 10-K.

Changes in Internal Controls

        There have been no significant changes in our "internal control over financial reporting" (as defined in Rule 13a-15(f) of the Exchange Act) that occurred during the year ended December 31, 2009 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.    Other Information.

        None.

PART III

        In accordance with General Instruction G.(3) of Form 10-K certain information required by this Part III will either be incorporated into this Form 10-K by reference to our definitive proxy statement (our "2010 Proxy Statement") for our 2010 Annual Meeting of Stockholders filed within 120 days after December 31, 2009 or will be included in an amendment to this Form 10-K filed within 120 days after December 31, 2009. To the extent such information is included in our 2010 Proxy Statement within 120 days after December 31, 2010, it is expected to be incorporated by reference to the sections of our 2010 Proxy Statement specified below.

Item 10.    Directors, Executive Officers and Corporate Governance.

        The information appearing in our 2010 Proxy Statement under the following headings is incorporated herein by reference:

  •
  "Proposal 1—Election of Directors;" and

  •
  "Section 16(a) Beneficial Ownership Reporting Compliance."

Item 11.    Executive Compensation.

        The information appearing in our 2010 Proxy Statement under the following headings is incorporated herein by reference:

  •
  "Proposal 1—Election of Directors—Compensation Committee Interlocks and Insider Participation;"

  •
  "Compensation Committee Report;"

  •
  "Compensation Discussion and Analysis;" and

  •
  "Executive and Director Compensation."

Item 12.    Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

        The information appearing in our 2010 Proxy Statement under the following heading is incorporated herein by reference:

  •
  "Security Ownership of Certain Beneficial Owners and Management"

        The information under "Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Equity Compensation Plan Information" in this Annual Report on Form 10-K is also incorporated herein by reference.

Item 13.    Certain Relationships and Related Transactions, and Director Independence.

        The information appearing in our 2010 Proxy Statement under the following headings is incorporated herein by reference:

  •
  "Proposal 1—Election of Directors;" and

  •
  "Transactions with Related Parties and Certain Control Persons."

Item 14.    Principal Accounting Fees and Services.

        The information appearing in our 2010 Proxy Statement under the following heading is incorporated herein by reference:

  •
  "Proposal 2—Ratification of Independent Registered Public Accounting Firm."

 PART IV

Item 15.    Exhibits, Financial Statement Schedules.

(a)
(1)     Financial Statements

        See the accompanying Index to Financial Statement Schedules on page F-1.

(a)
(2)     Consolidated Financial Statement Schedules

        See the accompanying Index to Financial Statement Schedules on page F-1.

(a)
(3)     Exhibits

        The information below under the heading "Exhibit Index" is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRYSTAL RIVER CAPITAL, INC.

March 26, 2010	/s/ RODMAN L. DRAKE
Date	Rodman L. Drake
Chairman of the Board President and Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 26, 2010	/s/ RODMAN L. DRAKE
Date	Rodman L. Drake
Chairman of the Board President and Chief Executive Officer (Principal Executive Officer)

March 26, 2010	/s/ CRAIG J. LAURIE
Date	Craig J. Laurie
Director Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

March 26, 2010	/s/ JANET GRAHAM
Date	Janet Graham, Director

March 26, 2010	/s/ HARALD HANSEN
Date	Harald Hansen, Director

March 26, 2010	/s/ WILLIAM F. PAULSEN
Date	William F. Paulsen, Director

March 26, 2010	/s/ LOUIS P. SALVATORE
Date	Louis P. Salvatore, Director

EXHIBIT INDEX

Exhibit Number		Description
2.1		Agreement and Plan of Merger, dated as of February 23, 2010, by and among Brookfield Asset Management Inc., B Acquisition Sub Inc., and Crystal River Capital, Inc. (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 001-32958) filed on February 24, 2010 and incorporated herein by reference).
3.1
Articles of Amendment and Restatement of Crystal River Capital, Inc. (filed as Exhibit 3.1 to the Company's Annual Report on Form 10-K (File No. 001-32958) filed on March 30, 2007 and incorporated herein by reference).
3.2
Amended and Restated Bylaws of Crystal River Capital, Inc. (filed as Exhibit 3.1 to the Company's Current Report on Form 8-K (File No. 001-32958) filed on December 19, 2008 and incorporated herein by reference).
4.1
Form of Certificate of Common Stock for Crystal River Capital, Inc. (filed as Exhibit 4.1 to the Company's Registration Statement on Amendment No. 3 to Form S-11 (File No. 333-130256) filed on July 13, 2006 and incorporated herein by reference).
10.1(a)
Amended and Restated Management Agreement, dated as of July 11, 2006, between Crystal River Capital, Inc. and Hyperion Brookfield Crystal River Capital Advisors, LLC (filed as Exhibit 10.1(a) to the Company's Registration Statement on Amendment No. 3 to Form S-11 (File No. 333-130256) filed on July 13, 2006 and incorporated herein by reference).
10.1(b)
Sub-Advisory Agreement, dated as of July 10, 2006, among Crystal River Capital, Inc., Hyperion Brookfield Crystal River Capital Advisors, LLC and Brookfield Crystal River Capital L.P. (filed as Exhibit 10.1(b) to the Company's Registration Statement on Amendment No. 3 to Form S-11 (File No. 333-130256) filed on July 13, 2006 and incorporated herein by reference).
10.1(c)
Sub-Advisory Agreement, dated as of March 3, 2009, among Crystal River Capital, Inc., Hyperion Brookfield Crystal River Capital Advisors, LLC and Hyperion Brookfield Asset Management, Inc. (filed as Exhibit 10.1(c) to the Company's Annual Report on Form 10-K for the year ended December 31, 2008 (File No. 001-32958) filed on March 3, 2009 and incorporated herein by reference)
10.2(a)	†
Crystal River Capital, Inc. 2005 Long Term Incentive Plan, as amended (filed as Exhibit 10.3(a) to the Company's Registration Statement on Amendment No. 3 to Form S-11 (File No. 333-130256) filed on July 13, 2006 and incorporated herein by reference).
10.2(b)	†
Form of Restricted Stock Award Agreement (filed as Exhibit 10.3(b) to the Company's Registration Statement on Amendment No. 3 to Form S-11 (File No. 333-130256) filed on July 13, 2006 and incorporated herein by reference).
10.2(c)	†
Form of Stock Option Agreement (filed as Exhibit 10.3(c) to the Company's Registration Statement on Amendment No. 3 to Form S-11 (File No. 333-130256) filed on July 13, 2006 and incorporated herein by reference).
10.2(d)	†
Form of Restricted Stock Unit Award Agreement (filed as Exhibit 10.3(d) to the Company's Registration Statement on Amendment No. 3 to Form S-11 (File No. 333-130256) filed on July 13, 2006 and incorporated herein by reference).

Exhibit Number		Description
10.2(e)	†	Compensation arrangements with directors (incorporated herein by reference to the information under the caption "EXECUTIVE AND DIRECTOR COMPENSATON—Compensation of Directors" in the Company's Definitive Schedule 14A filed on April 28, 2009).
10.3(a)
Amended and Restated Revolving Credit Agreement between Brascan (US) Corporation, as Lender, and Crystal River Capital, Inc., as Borrower, dated as of November 8, 2007 (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K (File No. 001-32958) filed on November 14, 2007 and incorporated herein by reference).
10.3(b)
First Amendment to Amended and Restated Revolving Credit Agreement between Brookfield US Corporation (f/k/a Brascan (US) Corporation), as Lender, and Crystal River Capital, Inc., as Borrower, dated as of March 7, 2008 (filed as Exhibit 10.4(B) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (File No. 001-32958) filed on March 13, 2008 and incorporated herein by reference).
10.3(c)
Second Amendment to Amended and Restated Revolving Credit Agreement between Brookfield US Corporation (f/k/a Brascan (US) Corporation), as Lender, and Crystal River Capital, Inc., as Borrower, dated as of August 7, 2008 (filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 (File No. 001-32958) filed on August 11, 2008 and incorporated herein by reference).
10.3(d)
Third Amendment to Amended and Restated Revolving Credit Agreement between Brookfield US Corporation (f/k/a Brascan (US) Corporation), as Lender, and Crystal River Capital, Inc., as Borrower, dated as of February 26, 2009 (filed as Exhibit 10.4(d) to the Company's Annual Report on Form 10-K for the year ended December 31, 2008 (File No. 001-32958) filed on March 3, 2009 and incorporated herein by reference).
10.3(e)
Fourth Amendment to Amended and Restated Revolving Credit Agreement by and between Brookfield US Corporation and Crystal River Capital, Inc., dated as of February 23, 2010 (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K (File No. 001-32958) filed on February 24, 2010 and incorporated herein by reference).
10.4*		Exchange Agreement, dated as of January 29, 2010, by and among Crystal River Capital, Inc., Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd.
11.1
Statements regarding Computation of Earnings per Share (data required by Statement of Financial Accounting Standard No. 128, Earnings per Share, is provided in Note 15 to the consolidated financial statements contained in this report).
21.1*		Subsidiaries of Crystal River Capital, Inc.
23.1*		Consent of Ernst & Young LLP.
31.1*		Certification of Rodman L. Drake, Chief Executive Officer, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*		Certification of Craig J. Laurie, Treasurer and Chief Financial Officer, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1*		Certification of Rodman L. Drake, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit Number	Description
32.2*	Certification of Craig J. Laurie, Treasurer and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

†
Represents a management contract or compensatory plan or arrangement.

*
Filed herewith.

        All other schedules are omitted because they are not applicable or the required information is shown in the financial statements or the notes thereto.

MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL STATEMENTS

        Crystal River Capital, Inc.'s management is responsible for the integrity and objectivity of all financial information included in this Annual Report. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The financial statements include amounts that are based on the best estimates and judgments of management. All financial information in this Annual Report on Form 10-K is consistent with that in the consolidated financial statements.

        Ernst & Young LLP, an independent registered public accounting firm, has audited these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and has expressed herein its unqualified opinion on those financial statements.

        The Audit Committee of the Board of Directors, which oversees Crystal River Capital, Inc.'s financial reporting process on behalf of the Board of Directors, is composed entirely of independent directors (as defined by the Nasdaq Marketplace Rules). The Audit Committee meets periodically with management, the independent accountants, and the internal auditors to review matters relating to the Company's financial statements and financial reporting process, annual financial statement audit, engagement of independent accountants, internal audit function, system of internal controls, and legal compliance and ethics programs as established by Crystal River Capital, Inc.'s management and the Board of Directors. The internal auditors and the independent registered public accounting firm periodically meet alone with the Audit Committee and have access to the Audit Committee at any time.

Dated: March 26, 2010

Rodman L. Drake President and Chief Executive Officer	Craig J. Laurie Chief Financial Officer and Treasurer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of Crystal River Capital, Inc. and Subsidiaries

        We have audited the accompanying consolidated balance sheets of Crystal River Capital, Inc. and Subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2009. Our audits also included the financial statement schedules listed in the Index as Item 15(a)(2). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

        As discussed in Note 2 to the consolidated financial statements, the Company's inability to refinance or extend the maturity of indebtedness maturing in the next 12 months raises substantial doubt about its ability to continue as a going concern. Management's plans as to this matter also are described in Note 2. The 2009 consolidated financial statements and financial statement schedules do not include any adjustments that might result from the outcome of this uncertainty.

        Also as discussed in Note 2 to the consolidated financial statements, in 2009 the Company adopted Financial Accounting Standards Board ("FASB") Staff Position Financial Accounting Standard ("FAS") 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments (codified in FASB Accounting Standard Codification ("ASC") 320, Investments—Debt and Equity Securities) and in 2008 the Company adopted FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (codified in FASB ASC 825, Financial Instruments).

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company's internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 24, 2010 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

New York, New York
March 24, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of Crystal River Capital, Inc. and Subsidiaries

        We have audited Crystal River Capital, Inc. and Subsidiaries' (the "Company") internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). The Company's management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management's Annual Report on Internal Control Over Financial Reporting, under Item 9A. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, Crystal River Capital, Inc. and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on the COSO criteria.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of the Company as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for each of the three years in the period ended December 31, 2009 and our report dated March 24, 2010 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

New York, New York
March 24, 2010

Crystal River Capital, Inc. and Subsidiaries

Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31,
	2009	2008
ASSETS:
Investment securities, at fair value
Commercial MBS:
Available-for-sale	$5,227	$14,317
Held-for-trading	32,886	43,776
Non-Agency Residential MBS:
Available-for-sale	2,091	7,298
Held-for-trading	2,622	7,525
Real estate loans	—	9,034
Real estate loans held for sale	5,903	5,058
Commercial real estate, net	221,754	228,259
Other investments	1,550	1,550
Intangible assets	69,908	75,541
Cash and cash equivalents	3,336	6,239
Restricted cash	16,489	26,107
Receivables:
Principal paydown	8	10
Interest	2,049	4,152
Rent enhancement receivables, related party	11,439	13,828
Other receivables	4,188	3,135
Prepaid expenses and other assets	1,046	939
Deferred financing costs, net	1,457	1,533

Total Assets	$381,953	$448,301

LIABILITIES AND STOCKHOLDERS' DEFICIT:
Liabilities:
Accounts payable and accrued expenses	$2,836	$2,652
Dividends payable	—	2,511
Intangible liabilities	66,785	72,265
Collateralized debt obligations, at fair value	33,617	45,429
Junior subordinated notes	51,550	51,550
Mortgages payable	219,380	219,380
Secured revolving credit facility, related party	28,920	32,920
Interest payable	1,614	1,357
Derivative liabilities	35,378	57,646

Total Liabilities	440,080	485,710

Commitments and Contingencies
Stockholders' Deficit:
Preferred Stock, par value $0.001 per share, 100,000,000 shares authorized, no shares issued and outstanding	—	—
Common Stock, $0.001 par value, 500,000,000 shares authorized, 24,909,256 and 24,905,252 shares issued and outstanding at December 31, 2009 and 2008, respectively	25	25
Additional paid-in capital	564,832	564,560
Accumulated other comprehensive loss	(7,087)	(9,815)
Accumulated deficit	(615,897)	(592,179)

Total Stockholders' Deficit	(58,127)	(37,409)

Total Liabilities and Stockholders' Deficit	$381,953	$448,301

See accompanying notes to consolidated financial statements.

Crystal River Capital, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Revenues:
Interest and dividend income:
Interest income—investment securities	$27,848	$109,453	$194,130
Interest income—real estate loans	1,144	6,567	17,080
Other interest and dividend income	132	1,196	8,709

Total interest and dividend income	29,124	117,216	219,919
Rental income, net	21,671	22,225	16,210

Total revenues	50,795	139,441	236,129

Expenses:
Interest expense	24,443	53,543	156,797
Management fees, related party	—	1,226	6,378
Professional fees	2,919	2,681	3,904
Depreciation and amortization	12,088	12,088	8,948
Incentive fees	—	—	124
Insurance expense	1,883	1,662	936
Compensation and directors' fees	834	451	695
Public company expense	482	668	522
Commercial real estate expenses	1,590	1,541	1,011
Provision for loss on real estate loans	7,571	27,073	4,500
Other expenses	327	1,285	700

Total expenses	52,137	102,218	184,515

Income (loss) before other revenues (expenses)	(1,342)	37,223	51,614
Other revenues (expenses):
Realized net gain (loss) on sale of available-for-sale securities, real estate loans and other investments	790	(5,166)	(1,698)
Realized and unrealized loss on derivatives	(412)	(70,679)	(84,951)
Total other-than-temporary impairments on available-for-sale securities	(10,860)	(142,916)	(317,931)
Portion of other-than-temporary impairments recognized in other comprehensive income	(67,087)	—	—
Net change in assets and liabilities valued under fair value option	(4,085)	(123,708)	—
Foreign currency exchange gain	—	—	4,292
Income (loss) from equity investments	—	(40)	2,610
Other	(5,284)	(1,806)	186

Total other expenses	(86,938)	(344,315)	(397,492)

Net loss	$(88,280)	$(307,092)	$(345,878)

Per share information:
Net loss per share of common stock:
Basic	$(3.50)	$(12.35)	$(13.86)

Diluted	$(3.50)	$(12.35)	$(13.86)

Dividends declared per share of common stock	$0.30	$1.18	$2.72

Weighted average shares of common stock outstanding:
Basic	25,211,260	24,866,206	24,962,708

Diluted	25,211,260	24,866,206	24,962,708

See accompanying notes to consolidated financial statements.

Crystal River Capital, Inc. and Subsidiaries

Consolidated Statements of Changes in Stockholders' Equity (Deficit)

For the Years Ended December 31, 2009, 2008 and 2007

(in thousands, except share data)

	Common Stock
				Accumulated Other Comprehensive Income (Loss)
	Shares	Par Value	Additional Paid-In Capital		Accumulated Deficit	Total	Comprehensive Income (Loss)
Balance at December 31, 2006	25,021,800	$25	$566,285	$13,212	$(23,208)	$556,314
Net loss					(345,878)	(345,878)	$(345,878)
Net unrealized holdings gain on available-for-sale securities				6,176		6,176	6,176
Unrealized loss on cash flow hedges				(29,499)		(29,499)	(29,499)
Deferred loss on settled cash flow hedges				(3,143)		(3,143)	(3,143)
Amortization of net realized gains on cash flow hedges				(2,227)		(2,227)	(2,227)

Comprehensive loss							$(374,571)

Dividends declared on common stock					(67,796)	(67,796)
Dividends on deferred stock units			66			66
Offering costs			(50)			(50)
Stock repurchases	(299,300)		(4,523)			(4,523)
Issuance (forfeiture) of stock based compensation:						—
Forfeiture of restricted stock	(20,000)					—
Issuance of restricted stock	2,000					—
Issuance of common stock to manager	445		12			12
Amortization of stock based compensation			1,140			1,140

Balance at December 31, 2007	24,704,945	$25	$562,930	$(15,481)	$(436,882)	$110,592
Cumulative effect of the adoption of FASB ASC 825-10-45-01				(1,670)	181,092	179,422
Net loss					(307,092)	(307,092)	$(307,092)
Realization of deferred unrealized gains on available-for-sale securities				(7,344)		(7,344)	(7,344)
Realization of deferred unrealized losses on cash flow hedges				13,181		13,181	13,181
Amortization of net realized losses on cash flow hedges				1,499		1,499	1,499

Comprehensive loss							$(299,756)

Dividends declared on common stock and deferred stock units					(29,297)	(29,297)
Shares issued for dividend reinvestment	2					—
Issuance of stock in lieu of cash for management fee	198,305		1,170			1,170
Issuance of stock based compensation:
Issuance of restricted stock	2,000		11			11
Issuance of deferred stock units			122			122
Amortization of stock based compensation			327			327

Balance at December 31, 2008	24,905,252	$25	$564,560	$(9,815)	$(592,179)	$(37,409)
Cumulative effect of the adoption of FASB ASC 320-10-65-1				(72,126)	72,126	—	$(72,126)
Net loss					(88,280)	(88,280)	(88,280)
Net change in available-for-sale securities				73,485		73,485	73,485
Amortization of net realized losses on cash flow hedges				1,369		1,369	1,369

Comprehensive loss							$(85,552)

Dividends declared on common stock and deferred stock units					(7,564)	(7,564)
Shares issued for dividend reinvestment	4					—
Issuance of stock based compensation:
Issuance of restricted stock	4,000		7			7
Issuance of deferred stock units			124			124
Amortization of stock based compensation			141			141

Balance at December 31, 2009	24,909,256	$25	$564,832	$(7,087)	$(615,897)	$(58,127)

See accompanying notes to consolidated financial statements.

Crystal River Capital, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(88,280)	$(307,092)	$(345,878)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of stock based compensation	178	327	1,140
Amortization of net premium (accretion of net discount) on investment securities and real estate loans	15,106	(18,062)	(19,426)
Realized net (gain) loss on sale of available-for-sale securities, real estate loans and other investments	(790)	4,759	1,685
Impairment of available-for-sale securities	77,947	142,916	317,931
Provision for loss on real estate loans	7,571	27,073	4,500
Net change in assets and liabilities valued under fair value option	4,085	123,708	—
Accretion of interest on real estate loans and other investments	(235)	(263)	(2,475)
Amortization of net realized cash flow hedge (gain) loss	1,369	1,499	(2,227)
Unrealized (gain) loss on derivatives	(12,346)	63,964	88,763
Amortization and write-off of deferred financing costs	75	1,065	3,538
Management fee expense paid in stock	—	1,170	12
(Income) loss from equity investment	—	40	(2,610)
Change in deferred income tax	—	—	(900)
Gain on foreign currency exchange	—	—	(4,330)
Depreciation and amortization	12,088	12,088	8,948
Amortization of intangible liabilities	(5,480)	(5,480)	(4,057)
Amortization of underwriting costs on available-for-sale securities and loans	—	—	170
Other	5,376	1,881	859
Changes in operating assets and liabilities:
Net receipt of restricted cash for failed swaps	—	7,144	—
Net deposits of restricted cash	(245)	—	—
Payments on settlement of derivatives	—	(10,528)	(756)
Interest receivable	2,103	7,656	7,003
Interest receivable, derivative	(6)	169	898
Rent enhancement receivables, related party	(751)	(880)	(601)
Other receivables	(1,045)	(527)	(2,003)
Prepaid expenses and other assets	(126)	(362)	(125)
Return on capital from equity investments	—	—	2,610
Accounts payable and accrued expenses	973	(65)	(2,195)
Due to Manager	—	(678)	(1,362)
Interest payable	257	(7,899)	(10,161)
Interest payable, derivative	75	(3,719)	(3,851)

Net cash provided by operating activities	17,899	39,904	35,100

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of available-for-sale securities	—	—	(893,057)
Acquisition of and contributions to interest in other investments	—	—	(42,095)
Acquisition of commercial real estate and rent enhancement receivable	—	—	(261,204)
Return of capital from equity investment	—	426	5,884
Underwriting costs on available-for-sale securities and real estate loans	—	—	(230)
Principal payments on investment securities and real estate loans	1,925	74,136	398,451
Proceeds from the sale of available-for-sale securities	—	1,178,357	1,643,130
Proceeds from the sale and repayment of real estate loans and other investments	—	162,156	115,211
Proceeds from rent enhancement	3,140	3,365	1,778
Proceeds received from acquisition of credit default swaps	—	—	5,328
Proceeds paid for acquisition of credit default swaps	—	—	(459)
Cash received to terminate swaps	—	—	6,471
Cash paid to terminate swaps	(10,000)	(30,249)	(54,429)
Net receipts of (deposits to) restricted cash for investment	(334)	3,972	(1,000)
Net receipts of (deposits to) restricted cash from credit default swaps	10,200	12,211	(32,908)
Funding of real estate loans	—	(929)	(30,211)

Net cash provided by investing activities	4,931	1,403,445	860,660

Crystal River Capital, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (Continued)

(in thousands)

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of junior subordinated notes held by trust that issued trust preferred securities	—	—	50,000
Payment on settlement of derivatives	—	(10,466)	(9,969)
Proceeds from the settlement of derivatives	—	—	4,932
Net change in cash collateral payable	—	—	(1,960)
Issuance of collateralized debt obligations	—	—	324,956
Proceeds from mortgages payable	—	—	219,380
Proceeds from senior mortgage-backed notes, related party	—	—	101,500
Principal repayments on collateralized debt obligations	(11,766)	(19,581)	(32,744)
Principal repayments on senior mortgage-backed notes, related party	—	(99,815)	(1,685)
Net receipts from restricted cash	(3)	19,272	44,685
Payment of deferred financing costs	—	—	(9,359)
Dividends paid	(9,964)	(43,521)	(67,416)
Repurchase of common stock	—	—	(4,523)
Net payments on repurchase agreements	—	(1,276,121)	(1,447,522)
Net payments on repurchase agreements, related party	—	—	(144,806)
Net (payments on) proceeds from term revolver, related party	(4,000)	(34,399)	67,319
Other	—	—	(50)

Net cash used in financing activities	(25,733)	(1,464,631)	(907,262)

Net decrease in cash and cash equivalents	(2,903)	(21,282)	(11,502)
Cash and cash equivalents at beginning of period	6,239	27,521	39,023

Cash and cash equivalents at end of period	$3,336	$6,239	$27,521

Supplemental disclosure of cash flows:
Cash paid during the period for interest	$22,739	$63,759	$167,784
Cash paid during the period for income taxes	—	—	292
Supplemental disclosure of noncash investing and financing activities:
Dividends declared, not yet paid	—	2,498	16,828
Principal paydown receivable	8	10	914
Equity investment in trust	—	—	1,550
Capitalization of interest on other investments	—	—	1,112
Cumulative effect upon adoption of FASB ASC 825-10-45-1	—	179,422	—
Classification of real estate loans as held for sale	1,246	139,865	—
Noncash component of dividends on deferred stock units	112	95	81

See accompanying notes to consolidated financial statements.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2009

(dollars in thousands, except per share data)

1. ORGANIZATION

        References herein to "we," "us" or "our" refer to Crystal River Capital, Inc. and its subsidiaries unless the context specifically requires otherwise.

        We are a Maryland corporation that was formed in January 2005 for the purpose of acquiring and originating a diversified portfolio of commercial and residential real estate assets and structured finance investments. We commenced operations on March 15, 2005, when we completed an offering of 17,400,000 shares of common stock (the "Private Offering"), and we completed our initial public offering of 7,500,000 shares of common stock (the "Public Offering") on August 2, 2006. We are externally managed and are advised by Crystal River Capital Advisors, LLC (the "Manager") as more fully explained in Note 14.

        We elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code for the 2005 tax year. To maintain our tax status as a REIT, we plan to distribute at least 90% of our taxable income. In view of our election to be taxed as a REIT, we have tailored our balance sheet investment program to originate or acquire loans and investments to produce a portfolio that meets the asset and income tests necessary to maintain qualification as a REIT.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

        Our consolidated financial statements include the accounts of Crystal River Capital, Inc., three wholly-owned subsidiaries created in connection with the issuance of our collateralized debt obligations and senior mortgage-backed notes, wholly-owned subsidiaries established for financing purposes, three wholly-owned subsidiaries established to own interests in real property and our domestic taxable REIT subsidiary ("TRS"). All significant intercompany balances and transactions have been eliminated in consolidation.

Going Concern

        We held cash and cash equivalents of approximately $3,336 at December 31, 2009, which excludes restricted cash of approximately $16,489 that is used to collateralize our credit default swap and certain other commercial real estate and financing obligations. As of December 31, 2009, we owed $28,920 to an affiliate of our Manager under our secured credit facility. Unless earlier terminated as provided in the Credit Agreement, our credit facility terminates on August 31, 2010. If the merger with an affiliate of our Manager that is discussed in Note 19 is not consummated and this facility is not extended and we cannot obtain alternative financing, we do not expect to have sufficient cash on hand or to generate sufficient cash flow from operations to repay such indebtedness. Given the current lack of liquidity in the credit markets and the current economic climate, we expect to have difficulty obtaining alternative financing if our credit facility is not extended. If we cannot obtain alternative financing or extend our credit facility, it increases the risk that we will be unable to continue as a going concern. Our independent registered public accounting firm, Ernst & Young LLP, has issued an opinion on our consolidated financial statements which states that our inability to refinance or extend the maturity of indebtedness maturing in the next 12 months raises substantial doubt about our ability to continue as a going concern.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Our consolidated financial statements included in this report do not reflect any adjustments related to the recoverability of assets and liabilities that might be necessary should we be unable to continue as a going concern.

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires us to make a significant number of estimates in the preparation of the financial statements. These estimates include determining the fair market value of certain investments, debt obligations and derivative assets and liabilities, the amount and timing of credit losses, prepayment assumptions, allocation of purchase price to tangible and intangible assets or property acquisitions, and other items that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reporting period. It is likely that changes in these estimates (e.g., market values change due to changes in supply and demand, credit performance, prepayments, interest rates or other reasons; yields change due to changes in credit outlook and loan prepayments) will occur in the near future. Our estimates are inherently subjective in nature and actual results could differ from our estimates and differences may be material.

Cash and Cash Equivalents

        We classify highly liquid investments with original maturities of 90 days or less from the date of purchase as cash equivalents. Cash and cash equivalents may include cash and short term investments. Short term investments are stated at cost, which approximates their fair value, and may consist of investments in money market accounts.

Restricted Cash

        Restricted cash consists primarily of funds held on deposit with brokers to serve as collateral for credit default swap agreements, certain commercial real estate and financing obligations, funds held by the trustee for CDO II (See Note 9) and funds held in escrow for one of our financing subsidiaries relating to a yield-maintenance agreement for certain real estate loans that we sold in June 2008 (See Note 10).

Securities

        We invest in commercial mortgage-backed securities ("CMBS"), U.S. Agency mortgage pass-through certificates, which are securities issued or guaranteed by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") or Government National Mortgage Association ("Ginnie Mae") and Agency Collateralized Mortgage Obligations issued by Fannie Mae or Freddie Mac backed by mortgage pass-through securities and evidenced by a series of bonds or certificates issued in multiple classes (collectively, "Agency MBS"), Non-Agency residential mortgage-backed securities ("Non-Agency RMBS", and collectively with Agency MBS, "RMBS") and other real estate debt and equity instruments. We account for our investments in

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

CMBS, Agency MBS, Non-Agency RMBS, asset-backed securities ("ABS") and other real estate and equity instruments, which we refer to as our investment securities, in accordance with FASB ASC 320-10-50-2 (previously SFAS 115). We classify our securities as either available-for-sale or held-for-trading because we may dispose of them prior to maturity in response to changes in the market, liquidity needs or other events, even if we have no current intention of selling them in the immediate future.

        All investment securities are reported at fair value, based on quoted market prices provided by independent pricing sources, when available, from quotes provided by dealers who make markets in certain securities, or from our management's estimates in cases where the investments are illiquid. In making these estimates, our management utilizes pricing information obtained from dealers who make markets in these securities. However, under certain circumstances we may adjust these values based on our knowledge of the securities and the underlying collateral. Our management also uses a discounted cash flow model, which utilizes prepayment and loss assumptions based upon historical experience, economic factors and the characteristics of the underlying cash flow to substantiate the fair value of the securities. The assumed discount rate is based upon the yield of comparable securities. The determination of future cash flows and the appropriate discount rates are inherently subjective and, as a result, actual results may vary from our management's estimates.

        Unrealized gains and losses for investment securities for which we have not elected the fair value option under FASB ASC 825-10-45-1 (previously SFAS 159) are recorded as a component of accumulated other comprehensive income (loss) in stockholders' equity (deficit), unless unrealized loss amounts are determined to be impaired as described below. For investment securities for which we have elected the fair value option, we reclassified these securities from available-for-sale to held-for-trading and changes in the fair value of these securities are recorded in our consolidated statements of operations. This reclassification was not the result of a change to our intent as it relates to these securities. As a result of the adoption of FASB ASC 825-10-45-1 on January 1, 2008, we recorded a cumulative effect adjustment of $181,092 as an increase to stockholders' deficit and reclassified all unrealized gains on our securities that served as collateral for our CDOs to accumulated deficit from accumulated other comprehensive loss. Electing the fair value option for the investment securities and CDOs (including derivatives) for our CDO entities enables us to correlate more closely the values of the assets and liabilities that are paired within the same securitization entity and to reduce the complexity of accounting, especially for derivatives under FASB ASC 815-10-50-1 (previously SFAS 133).

        Periodically, all available-for-sale securities are evaluated for other-than-temporary impairment in accordance with FASB ASC 320-10-65-1 (previously FSP FAS 115-2), and FASB ASC 310-20-60-1 (previously EITF 99-20), as amended by FASB ASC 325-40-65-1 (previously FSP EITF 99-20-1). An impairment that is an "other-than-temporary impairment" is a decline in the fair value of an investment below its amortized cost attributable to factors that indicate the decline will not be recovered. Under the guidance of FASB ASC 320-10-65-1, should an other-than-temporary impairment be deemed to have occurred, the total other-than-temporary impairment is bifurcated into (i) the amount related to credit losses, and (ii) the amount related to all other factors. The portion of the other-than-temporary impairment related to credit losses is calculated by comparing the amortized cost

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

of the security to the present value of cash flows expected to be collected, discounted at the security's current yield, and is recognized through earnings on the consolidated statement of operations. The portion of the other-than-temporary impairment related to all other factors is recognized as a component of other comprehensive income (loss) on the consolidated balance sheet.

Real Estate Loans

        Real estate loans are carried at cost, net of unamortized loan origination costs and fees, discounts, repayments, sales of partial interests in loans and unfunded commitments, unless the loan is deemed to be impaired. We account for our real estate loans in accordance with FASB ASC 310-20-05-2 (previously SFAS 91).

        Real estate loans are evaluated for possible impairment on a periodic basis in accordance with FASB ASC 310-10-35-13 (previously SFAS 114). Impairment occurs when we determine that it is probable that we will not be able to collect all amounts due according to the contractual terms of the loan. Upon determination of an impairment, we establish a reserve for loan losses and recognize a corresponding charge to the statement of operations through a provision for loan losses. Significant judgments are required in determining impairment, including making assumptions regarding the value of the loan and the value of the real estate, partnership interest or other collateral that secures the loan, current economic conditions, the potential for natural disasters, loan portfolio composition, delinquency trends, credit losses to date on underlying loans and remaining credit protection. If the credit performance of our real estate loans is different than expected, we adjust the allowance for loan losses to a level deemed appropriate by management to provide for estimated losses inherent in the real estate loan portfolio. Once a loan is 90 days or more delinquent, or a borrower declares bankruptcy, we adjust the value of our accrued interest receivable to what we believe to be collectible and stop accruing interest on that loan.

Real Estate Loans Held for Sale

        Real estate loans that we have committed to sell or that we have the intent and ability to sell in the near future are classified as real estate loans held for sale. These real estate loans are carried at the lower of cost or fair value on a loan-by-loan basis. Any market valuation adjustments on these loans are recognized in our consolidated statements of operations in accordance with FASB ASC 948-10-05-4 (previously SFAS 65). The fair value of loans held for sale is based on actual bids or, in the absence of such bids, management's discounted cash flow analysis.
Commercial Real Estate

        Commercial properties held for investment are carried at cost less accumulated depreciation. In accordance with FASB ASC 805-10-05-4 (previously SFAS 141R), upon acquisition, we allocate the purchase price to the components of the commercial properties acquired: the amount allocated to land is based on its estimated fair value; buildings and existing tenant improvements are recorded at depreciated replacement cost; the values of above- and below-market in-place operating leases are determined based on the present value of the difference between the rents payable under the

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

contractual terms of the leases and estimated market rents; lease origination costs for in-place operating leases are determined based on the estimated costs that would be incurred to put the existing leases in place under the same terms and conditions; and tenant relationships are measured based on the present value of the estimated avoided net costs if a tenant were to renew its lease at expiry, discounted by the probability of such renewal.

        Depreciation on buildings is provided on a straight-line basis over the useful lives of the properties to a maximum of 40 years. Depreciation is determined with reference to each rental property's carried value, remaining estimated useful life and residual value. Acquired tenant improvements, above- and below-market in-place operating leases and lease origination costs are amortized on a straight-line basis over the remaining terms of the leases. The value associated with acquired tenant relationships is amortized on a straight-line basis over the expected term of the relationships. All other tenant improvements and re-leasing costs are deferred and amortized on a straight-line basis over the terms of the leases to which they relate. Depreciation on buildings and amortization of deferred leasing costs and tenant improvements that are determined to be assets of the company are recorded in depreciation and amortization expense. All above- and below-market tenant leases and tenant relationships are amortized to rental income. Above- and below-market ground leases are amortized to commercial real estate expenses.

        Properties are reviewed for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. For commercial properties, an impairment loss is recognized when a property's carrying value exceeds its undiscounted future net cash flow. The impairment is measured as the amount by which the carrying value exceeds the estimated fair value. Projections of future cash flow take into account the specific business plan for each property and management's best estimate of the most probable set of economic conditions anticipated to prevail in the market. We recorded no impairment losses on our commercial real estate investments during the years ended December 31, 2009 or 2008.

Accounting For Derivative Financial Instruments and Hedging Activities

        We account for our derivative and hedging activities in accordance with FASB ASC 815-10-05-4 (previously SFAS 133). FASB ASC 815-10-05-4 requires us to recognize all derivative instruments at their fair value as either assets or liabilities on our balance sheet. The accounting for changes in fair value (i.e., gains or losses) of a derivative instrument depends on whether we have designated it, and whether it qualifies, as part of a hedging relationship and on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, a cash flow hedge or a hedge of a net investment in a foreign operation. We have no fair value hedges or hedges of a net investment in foreign operations as of December 31, 2009 or 2008.

        FASB ASC 815-10-65-1 (previously SFAS 161), amends and expands the disclosure requirements with the intent to provide users of financial statements with an enhanced understanding of: (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB ASC 815-10-65-1 and its related interpretations and (c) how derivative

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. FASB ASC 815-10-65-1 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative instruments.

        As required by FASB ASC 815-10-05-4, we record all derivatives on our balance sheet at fair value. Accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether we have elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives also may be designated as hedges of foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. We may enter into derivative contracts that are intended to economically hedge certain of our risk, even though hedge accounting does not apply or we elect not to apply hedge accounting under FASB ASC 815-10-05-4.

        For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that are attributable to a particular risk), the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the forecasted transaction in the same period or periods during which the hedged transaction affects earnings (i.e., in "interest expense" when the hedged transactions are interest cash flows associated with floating-rate debt). The remaining gain or loss on the derivative instrument in excess of the cumulative changes in the present value of future cash flows of the hedged item, if any, is recognized in the realized and unrealized gain (loss) on derivatives in current earnings during the period of change. For derivative instruments not designated as hedging instruments, such as credit default swaps, the gain or loss is recognized in realized and unrealized gain (loss) on derivatives in the current earnings during the period of change. Income and/or expense from interest rate swaps are recognized as an adjustment to realized and unrealized gain (loss) on derivatives. We account for income and expense from interest rate swaps on an accrual basis over the period to which the payments and/or receipts relate.

Dividends to Stockholders

        We record dividends to stockholders on the declaration date. The actual dividend and its timing are at the discretion of our board of directors. We intend to pay sufficient dividends to avoid incurring any income or excise tax. During the year ended December 31, 2009, we declared dividends in the amount of $7,564, or $0.30 per share, of which $2,491 was distributed on April 30, 2009 to our stockholders of record as of March 31, 2009, $2,491 was distributed on July 31, 2009 to our stockholders of record as of June 30, 2009, $2,491 was distributed on October 30, 2009 to our

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

stockholders of record as of September 30, 2009 and $91 related to dividends on deferred stock units. All of the $0.30 per share dividend declared in 2009 represented a return of capital. During the year ended December 31, 2008, we declared dividends in the amount of $29,297, or $1.18 per share, of which $16,799 was distributed on April 29, 2008 to our stockholders of record as of March 31, 2008, $7,433 was distributed on July 28, 2008 to our stockholders of record as of June 30, 2008, $2,488 was distributed on October 28, 2008 to our stockholders of record as of September 30, 2008, $2,491 was distributed on January 30, 2009 to our stockholders of record as of December 31, 2008 and $86 related to dividends on deferred stock units. All of the $1.18 per share dividend declared in 2008 represented distributions of taxable earnings and profits.

        In the fourth quarter of 2009, our board of directors elected to suspend the quarterly dividend to holders of shares of our common stock to preserve liquidity.

Trust Preferred Securities

        Trusts that were formed for the sole purpose of issuing trust preferred securities are not consolidated in our financial statements in accordance with FASB ASC 810-10-25-50 (previously FIN 46R) as we have determined that we are not the primary beneficiary of such trusts. Our investment in the common securities of such trusts is carried at cost and is included in other investments in our consolidated financial statements.

Revenue Recognition

        Interest income for our investment securities and real estate loans is recognized over the life of the investment using the effective interest method and recorded on the accrual basis. Interest income on mortgage-backed securities ("MBS") is recognized using the effective interest method as required by FASB ASC 325-40-35-1 (previously EITF 99-20). Real estate loans generally are originated or purchased at or near par value, and interest income is recognized based on the effective yield method based on the terms of the loan instrument. Any loan fees or acquisition costs on originated loans or securities are capitalized and recognized as a component of interest income over the life of the investment utilizing the straight-line method, which approximates the effective interest method. None of the interest income for the years ended December 31, 2009, 2008 or 2007 included prepayment fees. We do not accrue interest on real estate loans that are placed on non-accrual status when collection of principal or interest is in doubt. As of January 1, 2008, a real estate construction loan was placed on non-accrual status and we recorded an additional provision for loan loss of $400 and $9,735 related to this loan during the years ended December 31, 2009 and 2008, respectively, as we believe that it is probable that we will not recover the entire loan balance, including the capitalized interest thereon. As of March 31, 2009, a mezzanine loan was placed on non-accrual status and we recorded a loan loss allowance of $6,358 related to this loan during the year ended December 31, 2009, as we believe that it is probable that we will not recover the entire loan balance, including the capitalized interest thereon.

        Under FASB ASC 325-40-30-3, at the time of purchase, our management estimates the future expected cash flows and determines the effective interest rate based on these estimated cash flows and the purchase price. As needed, we update these estimated cash flows and compute a revised yield

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

based on the current amortized cost of the investment. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies, including the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass-through or coupon rate and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying mortgage loans and the timing and the magnitude of credit losses on the mortgage loans underlying the securities have to be judgmentally estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our management's estimates and our interest income.

        We record security transactions, other than repurchases of our own stock, on the trade date. Realized gains and losses from security transactions are determined based upon the specific identification method and recorded as gain (loss) on sale of investment securities in the statements of operations.

        We account for accretion of discounts or premiums on investment securities and real estate loans using the effective interest yield method. Such amounts have been included as a component of interest income in the statements of operations.

        We may sell all or a portion of our real estate investments to a third party. To the extent the fair value received for an investment differs from the amortized cost of that investment and control of the asset that is sold is surrendered making it a "true sale," as defined under FASB ASC 860-20-50-8 (previously SFAS 140), a gain or loss on the sale will be recorded in the statements of operations as realized net gain (loss) on sale of investment securities, real estate loans and other investments. To the extent a real estate investment is sold that has any fees that were capitalized at the time the investment was made and were being recognized over the term of the investment, the unamortized fees are recognized at the time of sale and included in any gain or loss on sale of real estate investments.

        We have retained substantially all of the risks and benefits of ownership of our rental properties and therefore, we account for leases with our tenants as operating leases. The total amount of contractual rent that we receive from operating leases is recognized on a straight-line basis over the term of the lease; and a straight-line or free rent receivable, as applicable, is recorded for the difference between the rental revenue recorded and the contractual amount received. In addition to base rent, the tenants in our commercial real estate properties also pay substantially all operating costs.

        Expense reimbursement income arising from tenant leases that provide for the recovery of all or a portion of the operating expenses and real estate expenses of the respective property is accrued in the same period as the related expenses are incurred. These recoverable expenses are included in expenses as commercial real estate expenses.

        Income arising from the operation of our parking garages is recognized when the parking spaces are occupied. Expenses related to the operation of the parking garage are included in expenses as commercial real estate expenses.

        Dividend income on preferred stock is recorded on the dividend declaration date.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Interest in Equity Investment

        We accounted for our investment in BREF One, LLC, a real estate finance fund, under the equity method of accounting since we owned more than a minor interest in the fund, but did not unilaterally control the fund and were not considered to be the primary beneficiary under FASB ASC 810-10-50-12 (previously FIN 46R). The investment was recorded initially at cost, and subsequently adjusted for equity in net income (loss) and cash contributions and distributions to reflect the investment at its book value assuming hypothetical liquidation. In March 2008, we sold our investment in BREF One, LLC to an affiliate of our Manager, as more fully explained in Note 7.

Income Taxes

        We have elected to be taxed as a REIT under the Internal Revenue Code and the corresponding provisions of state law. To qualify as a REIT, we must distribute at least 90% of our annual REIT taxable income to stockholders within the statutory timeframe. Accordingly, we generally will not be subject to federal or state income tax to the extent that we make qualifying distributions to our stockholders and provided we satisfy the REIT requirements, including certain asset, income, distribution and stock ownership tests. If we were to fail to meet these requirements, we would be subject to federal, state and local income taxes, which could have a material adverse impact on our results of operations and amounts available for distribution to our stockholders.

        The dividends paid deduction of a REIT for qualifying dividends to our stockholders is computed using our taxable income as opposed to using our financial statement net income. Some of the significant differences between financial statement net income and taxable income include the timing of recording unrealized gains/realized gains associated with certain assets, excess inclusion income, the book/tax basis of assets, interest income, impairment, straight-line amortization of rental leases, credit loss recognition related to certain assets (asset-backed mortgages), accounting for derivative instruments, stock compensation, amortization of various costs (including start up costs) and accounting for lease income on net leased real estate assets. The differences between GAAP net income and taxable income are generally attributable to differing treatment, including timing related thereto, of unrealized/realized gains and losses associated with certain assets, the bases, income, impairment, and/or credit loss recognition related to certain assets, primarily CMBS, accounting for derivative instruments, accounting for lease income on net leased real estate assets, and amortization or various costs. The distinction between GAAP net income and taxable income is important to our stockholders because dividends or distributions, if any, are declared and paid on the basis of annual estimates of taxable income or loss. We do not pay Federal income taxes on income that we distribute on a current basis, provided that we satisfy the requirements for qualification as a REIT under the Internal Revenue Code. We calculate our taxable income or loss as if we were a regular domestic corporation. This taxable income or loss level determines the amount of dividends, if any, that we are required to distribute over time to reduce or eliminate our tax liability pursuant to REIT requirements.

        Income on CMBS investments is computed for GAAP purposes based upon a yield, which assumes credit losses will occur (See "Revenue Recognition" for further discussion). The yield to compute our taxable income does not assume there would be credit losses, as a loss can only be deducted for tax

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

purposes when it has occurred. Furthermore, due diligence expense incurred related to the acquisition of CMBS and loan investments not originated are required to be expensed as incurred for GAAP purposes but are included as a component of the cost basis of the asset and amortized for tax purposes. In addition, straight line rental income recognized for GAAP purposes is not recognized for tax purposes as taxable income is generally based on contractual rental income.

        FASB ASC 740-10-05-1 (previously SFAS 109), establishes financial accounting and reporting standards for the effect of income taxes that result from an organization's activities during the current and preceding years. FASB ASC 740-10-05-05 requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for book and tax purposes. A deferred tax asset or liability for each temporary difference is determined based upon the tax rates that the organization expects to be in effect when the underlying items of income and expense are realized. A deferred tax valuation allowance is established if it is more likely than not that all or a portion of the deferred tax assets will not be realized.

        In addition, FASB ASC 740-10-05-6 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FASB ASC 740-10-05-6 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. This interpretation was effective January 1, 2007. The adoption of FASB ASC 740-10-05-6 did not materially affect our consolidated financial statements.

        We have a wholly-owned domestic taxable REIT subsidiary that has made a joint election with us to be treated as our TRS. Our TRS is a separate entity subject to federal income tax under the Internal Revenue Code. For the years ended December 31, 2009, 2008 and 2007, we did not record any current income tax expense. As of December 31, 2009, we had recorded a $16,040 valuation allowance on deferred tax assets of $16,040 attributable to income tax net operating loss carryforwards relating to our TRS. As of December 31, 2008, we recorded a $16,160 valuation allowance on deferred tax assets of $16,160 attributable to income tax net operating loss carryforward relating to our TRS. The valuation allowances are based on management's estimate that our TRS is not expected to generate sufficient taxable income to recover the deferred tax assets. As of December 31, 2009, we did not have a deferred tax liability. As of December 31, 2009, we had net operating loss carryforwards of $35,253. Almost all of the net operating loss carryforward expires in 2027.

        Our policy for interest and penalties on material uncertain tax positions recognized in our consolidated financial statements is to classify these as interest expense and operating expense, respectively. However, in accordance with FASB ASC 740-10-05-6, we assessed our tax positions for all open tax years (Federal, years 2005 through 2009 and State, years 2005 through 2009) as of December 31, 2009, and concluded that we have no material FASB ASC 740-10-50-15 liabilities to be recognized at this time.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Financing Costs

        Deferred financing costs represent commitment fees, legal fees and other third party costs associated with obtaining commitments for financing that result in a closing of such financing. These costs are amortized over the terms of the respective agreements using the effective interest method or a method that approximates the effective interest method and the amortization is reflected in interest expense. Unamortized deferred financing costs are expensed when the associated debt is refinanced or repaid before maturity. Costs incurred in seeking financing transactions that do not close are expensed in the period in which it is determined that the financing will not close.

Earnings per Share

        We compute basic and diluted earnings per share in accordance with FASB ASC 260-10-50-1 (previously SFAS 128). Basic earnings per share ("EPS") is computed based on net income divided by the weighted average number of shares of common stock and other participating securities outstanding during the period. Diluted EPS is based on net income divided by the weighted average number of shares of common stock plus any additional shares of common stock attributable to stock options, provided that the options have a dilutive effect. At each of December 31, 2009 and December 31, 2008, options to purchase a total of 130,000 shares of common stock have been excluded from the computation of diluted EPS as they were determined to be antidilutive.

Variable Interest Entities

        FASB ASC 810-10-50-8 (previously FIN 46) provides guidance on identifying entities for which control is achieved through means other than through voting rights and on determining when and which business enterprise should consolidate a variable interest entity ("VIE"). FASB ASC 810-10-50-8 states that a VIE is subject to consolidation if the investors in the entity being evaluated under FASB ASC 810-10-50-8 either do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support, are unable to direct the entity's activities, or are not exposed to the entity's losses or entitled to its residual returns. VIEs within the scope of FASB ASC 810-10-50-8 are required to be consolidated by their primary beneficiary. The primary beneficiary of a VIE is determined to be the party that absorbs a majority of the VIE's expected losses, receives the majority of the VIE's expected returns, or both.

        Our ownership of the subordinated classes of CMBS and RMBS from a single issuer may provide us with the right to appoint the special servicer for the applicable trust (that special servicer will control the foreclosure/workout process on the underlying loans), which we refer to as the Controlling Class CMBS and RMBS. Currently, there are certain exceptions to the scope of FASB ASC 810-10-50-9, one of which provides that an investor that holds a variable interest in a qualifying special-purpose entity ("QSPE") is not required to consolidate that entity unless the investor has the unilateral ability to cause the entity to liquidate. FASB ASC 860-10-05-4 (previously SFAS 140) sets forth the requirements for an entity to qualify as a QSPE. To maintain the QSPE exception, the special-purpose entity ("SPE") must initially meet the QSPE criteria and must continue to satisfy such criteria in subsequent periods. An SPE's QSPE status can be impacted in future periods by activities undertaken by its

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

transferor(s) or other involved parties, including the manner in which certain servicing activities are performed. To the extent that our CMBS or RMBS investments were issued by an SPE that meets the QSPE requirements, we record those investments at the purchase price paid. To the extent the underlying SPEs do not satisfy the QSPE requirements, we follow the guidance set forth in FASB ASC 810-10-50-8 as the SPEs would be determined to be VIEs.

        We have analyzed the pooling and servicing agreements governing each of our Controlling Class CMBS and RMBS investments for which we own a greater than 50% interest in the subordinated class and we believe that the terms of those agreements are industry standard and are consistent with the QSPE criteria. We also have evaluated each of our Controlling Class CMBS and RMBS investments as if the SPEs that issued such securities are not QSPEs. Using the fair value approach to calculate expected losses or residual returns, we have concluded that we would not be the primary beneficiary of any of the underlying SPEs. To the extent that there are subsequent changes in the structure of these SPEs (which we believe occur infrequently), we would have to reconsider whether we are the primary beneficiary. If we are deemed to be the primary beneficiary, we would have to consolidate the assets, liabilities and operations of the respective securitization trust.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The following table details the purchase date, face amount of our investment, face amount of the respective issuance and our amortized cost in our CMBS and RMBS investments in which we are not the primary beneficiary and in which we own a greater than 50% interest in the most subordinate class as of December 31:

Security Trust Description	Purchase Date	Original Face Amount Purchased	Total Face Amount of Issuance	2009 Amortized Cost	2008 Amortized Cost
CMBS:
WBCMT 2005-C18	May 2005	$39,196	$1,405,372	$329	$2,380
GMACC 2005-C1	June 2005	53,928	1,597,857	—	2,792
BSCMS 2005-PWR9	September 2005	83,001	2,152,389	—	6,743
CSMC 2006-C1	March 2006	82,833	3,005,432	2,736	4,991
COMM 2005-C6	August 2008	59,175	2,727,503	137	4,139

Total CMBS		318,133	10,888,553	3,202	21,045

RMBS:
CWHL 2004-J8	March 2005	611	244,517	8	53
GSR MTG 2005-1F	March 2005	2,767	691,667	14	83
HVMLT 2005-2	March 2005	39,422	1,944,860	21	189
JPMMT 2003-A1	March 2005	809	269,635	37	56
WFMBS 2003-17	March 2005	3,002	1,000,331	263	628
WFMBS 2005-2	March 2005	1,953	950,946	21	21
FHASI 2005-AR2	April 2005	2,254	281,707	3	53
WAMU 2005-AR6	April 2005	27,704	3,167,184	24	478
FFML 2005-FF3	May 2005	5,080	770,271	—	52
WFMBS 2005-AR5	May 2005	2,754	500,446	9	94
FHASI 2005-AR3	June 2005	2,522	315,111	29	75
JPMMT 2005-A3	June 2005	8,696	1,895,799	95	571
WFMBS 2004-Z	July 2005	4,552	1,300,298	1	252
BOAMS 2005-H	August 2005	3,888	706,792	8	67
FHAMS 2005-AA6	August 2005	6,476	575,025	—	51
JPMMT 2005-A5	August 2005	4,726	1,195,013	107	308
FHASI 2005-AR4	September 2005	2,129	425,565	—	26
RFMSI 2005-SA4	September 2005	1,681	850,478	—	18
FHASI 2005-AR5	October 2005	1,082	216,253	—	14
WFMBS 2004-DD	March 2005	2,101	600,085	—	4

Total RMBS		124,209	17,901,983	640	3,093

Total		$442,342	$28,790,536	$3,842	$24,138

        Our maximum exposure to loss as a result of our investment in these QSPEs totaled $3,842 and $24,138 as of December 31, 2009 and December 31, 2008, respectively.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        We have re-evaluated our relationships as well as our involvement with VIEs in accordance with FASB ASC 810-10-65-2 (previously SFAS 167) and we believe that the presentation of our consolidated financial statements will significantly change prospectively upon adoption of FASB ASC 810-10-65-2. Specifically, certain VIEs will be consolidated by us due to the change from a quantitative analysis to a qualitative analysis, as well as the removal of the consolidation exception for qualified special purpose entities. As of December 31, 2009, the outstanding face amount of the assets of these VIEs totaled approximately $12,782,281 and the outstanding face amount of the liabilities issued by these VIEs totaled approximately $12,782,281, of which approximately $331,788 was owned by us.

        The following items were considered in our evaluation as to the primary beneficiary of VIE's we are involved with:

  •
  Design of the entity (including the purpose for which the entity was established);

  •
  Potential significant risks relating to the entity;

  •
  Activities that most significantly impacting the entities' economic performance; and

  •
  Factors most indicative of control or the power to direct such activities that most significantly impact the entities' economic performance.

        In performing our evaluation we made the following assumptions relating to the factors that indicate control or the power to direct the activities that most significantly impact the entities' economic performance.

  •
  Real Estate Loans—the power to direct the activities of the underlying assets securing the loan (i.e., sell or lease the property) remains with the borrower until an event of default occurs. Upon the occurrence of an event of default, the lender that has the ability to directly foreclose on the underlying assets in the case of a foreclosure proceeding would then have control over the underlying assets and thus be considered the primary beneficiary.

  •
  RMBS—the ability to re-negotiate or foreclose on delinquent loans is generally afforded to the Special Servicer of the trust. Thus, the RMBS holder with the ability to designate the Special Servicer of the trust is considered to have the power to direct the activities that most significantly impact the entities' economic performance. Trusts of this type of security generally empower the majority holder of the highest-rated or most secured outstanding tranche of securities issued by the trust with this ability. The majority of our RMBS investments are the junior-rated tranches.

  •
  CMBS—the ability to re-negotiate or foreclose on delinquent loans is generally afforded to the Special Servicer of the trust. Thus, the CMBS holder with the ability to designate the Special Servicer of the trust is considered to have the power to direct the activities that most significantly impact the entities' economic performance. Trusts of this type of security generally empower the holder(s) of a majority of the most junior-rated or lowest-rated outstanding tranche of securities issued by the trust (referred to as the "Controlling Class") with this ability.

        The financing structures that we offer to the borrowers on certain of our real estate loans involve the creation of entities that could be deemed VIEs and therefore, could be subject to FASB

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ASC 810-10-25-50. Our management has evaluated our real estate loans and has concluded that none of the real estate loans are VIEs that are subject to the consolidation rules of FASB ASC 810-10-05-8. See Note 5.

  Involvement with VIEs relating to CDOs, MBS and TruPS

        In November 2005, we issued collateralized debt obligations through two newly-formed financing subsidiaries, Crystal River CDO 2005-1, Ltd. and Crystal River CDO 2005-1 LLC (collectively referred to as "CDO I"). In January 2007, we issued collateralized debt obligations through two newly-formed financing subsidiaries, Crystal River Capital Resecuritization 2006-1 Ltd. and Crystal River Capital Resecuritization 2006-1 LLC (collectively referred to as "CDO II"). CDO I and CDO II represent VIEs with respect to which we have determined we are the primary beneficiary and accordingly, we have consolidated them in our consolidated financial statements. We determined that we are the primary beneficiary of both CDO I and CDO II as we have the highest level of variability of return due to the credit risk of the underlying assets. For additional information relating to the consolidated assets and liabilities of CDO I and CDO II, see Note 9.

        We have invested in CMBS and RMBS that were issued by special purpose securitization entities. Prior to FASB ASC 810-10-05-8, we measured variability by using both interest rate and credit risk to determine whether we are the primary beneficiary of such securitization entities. After the effective date of FASB ASC 810-10-05-8, credit risk now serves as the primary measurement of variability of return.

        In March 2007, we formed Crystal River Preferred Trust I (the "Trust") for the purpose of issuing trust preferred securities ("TruPS"). We do not consolidate the Trust because we have determined that we are not the primary beneficiary as we have no equity at risk.

        From the initial date of our involvement with the VIEs discussed in the preceding three paragraphs, we have had no reconsideration events with respect to our CDOs, CMBS, RMBS and TruPS. We have made no additional contributions to these VIEs since inception/purchase nor have the VIEs' governing instruments or contractual arrangements changed in a manner that changes the characteristics or adequacy of the equity investment that we have at risk in those VIEs. Our CMBS and RMBS assets and CDO and TruPS liabilities were financed at inception through our issuance of debt or equity and we have not incurred any subsequent financing in relation thereto. We have not provided financial or other support to any of these VIE entities during the year ended December 31, 2009.

Crystal River Capital, Inc. and Subsidiaries
Notes to Consolidated Financial Statements (Continued)
December 31, 2009
(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The following table summarizes our involvement with these variable interest entities:

					Variable Interest Entities
			For the Year Ended December 31, 2009
	As of December 31, 2009				Current Face Amount of Assets held by the Company	Current Face Amount of Assets within the VIE	Current Face Amount of Liabilities issued by the Company	Current Face Amount of Liabilities issued by the VIE
			Interest Income(1)	Interest Expense(1)
	Assets	Liabilities
Consolidated VIEs
CDO I
CMBS	$3,813	$—	$2,599	$—	$119,807	$15,957,521	$—	$15,957,521
Non-Agency RMBS	2,622	—	3,193	—	89,154	8,466,810	—	8,466,810
CDOs	—	5,723	—	2,829	—	132,260	132,260	283,539
CDO II
CMBS	29,101	—	12,529	—	388,465	96,063,835	—	96,063,835
CDOs	—	27,894	—	2,905	—	323,002	323,002	388,384

Total	$35,536	$33,617	$18,321	$5,734	$597,426	$120,943,428	$455,262	$121,160,089

Unconsolidated VIEs
CMBS	$5,199	$—	$7,158	$—	$270,494	$56,241,624	$—	$56,241,624
Non-Agency RMBS	2,091	—	2,369	—	49,174	5,597,342	—	5,597,342
TruPS	—	51,550	—	3,959	1,550	51,550	51,550	51,550

Total	$7,290	$51,550	$9,527	$3,959	$321,218	$61,890,516	$51,550	$61,890,516

(1)
The net cash flow to the Company from these VIEs was $33,272 for the year ended December 31, 2009.

        Our maximum exposure to loss with respect to these VIEs as of December 31, 2009 was $42,826.

Stock Based Compensation

        We account for stock-based compensation in accordance with the provisions of FASB ASC 718-10-10-2 (previously SFAS 123R), which establishes accounting and disclosure requirements using fair value based methods of accounting for stock-based compensation plans. Compensation expense related to grants of stock and stock options are recognized ratably over the vesting period of such grants based on the estimated fair value on the grant date.

        Stock compensation awards granted to the Manager and certain employees of the Manager's affiliates are accounted for in accordance with FASB ASC 505-50-30-11 (previously EITF 96-18), which requires us to measure the fair value of the equity instrument using the stock prices and other measurement assumptions as of the earlier of either the date at which a performance commitment by the counterparty is reached or the date at which the counterparty's performance is complete.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk and Other Risks and Uncertainties

        A significant portion of our investments are concentrated in MBS that pass through collections of principal and interest from the underlying mortgages and there is a risk that some borrowers on the underlying mortgages will default. Therefore, MBS bear exposure to credit losses. Our maximum exposure to loss due to credit risk if all parties to our investment securities failed completely to perform according to the terms of the contracts as of December 31, 2009 and December 31, 2008 is $42,826 and $72,916, respectively. Our real estate loans and other investments also bear exposure to credit losses. Our maximum exposure to loss due to credit risk if parties to our real estate loans, including real estate loans held for sale, and other investments failed completely to perform according to the terms of the loans and other agreements as of December 31, 2009 and December 31, 2008 is $7,453 and $15,642, respectively.

        We bear certain other risks typical in investing in a portfolio of MBS. Principal risks potentially affecting our financial position, income and cash flows include the risk that (i) interest rate changes can negatively affect the market values of our MBS, (ii) interest rate changes can influence decisions made by borrowers in the mortgages underlying the securities to prepay those mortgages, which can negatively affect both the cash flows from, and the market value of, our MBS and (iii) adverse changes in the market value of our MBS and/or our inability to renew short term borrowings would result in the need to sell securities at inopportune times and cause us to realize losses.

        Other financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents and real estate loans. We place our cash and cash equivalents in excess of insured amounts with high quality financial institutions. The collateral securing our real estate loans and other investments are located in the United States.

        Credit risk also arises from the possibility that tenants may be unable to fulfill their lease commitments. We have a significant concentration of rental revenue from our commercial properties given that JPMorgan Chase is the sole tenant of all three properties. Therefore, we are subject to concentration of credit risk, and the inability of this tenant to make its lease payments could have an adverse effect on us. Our exposure to this credit risk is mitigated since we have long-term leases in place for all three properties with a tenant that has an investment grade credit rating.

Other Comprehensive Income (Loss)

        Comprehensive income (loss) consists of net income (loss) and other comprehensive income (loss). Our other comprehensive income (loss) is comprised primarily of unrealized gains and losses on available-for-sale securities and net unrealized and deferred gains and losses on certain derivative investments accounted for as cash flow hedges.

Repurchase Agreements

        In repurchase agreements, we transfer securities to a counterparty under an agreement to repurchase the same securities at a fixed price in the future. These agreements are accounted for as secured financing transactions as we maintain effective control over the transferred securities and the

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

transfer meets the other criteria for such accounting. The transferred securities are pledged by us as collateral to the counterparty.

        FASB ASC 860-10-55-54 (previously FSP FAS 140-3) relates to repurchase financings for financial assets previously transferred between the same counterparties, that is entered into contemporaneously with, or in contemplation of, the initial transfer. FASB ASC 860-10-55-54 establishes criteria to determine the accounting treatment of transactions involving the transfer, and subsequent repurchase financing, of financial assets with the same counterparty. Transactions that do not meet the criteria of FASB ASC 860-10-55-54 do not qualify for QSPE accounting treatment under FASB ASC 860-10-15-3 and will be treated as a derivative, requiring further evaluation under FASB ASC 815-10-05-2 (previously SFAS 133). We did not enter into any repurchase financing transactions during the year ended December 31, 2009.

Foreign Currency Transactions

        We conform to the requirements of FASB ASC 830-20-05-01 (previously SFAS 52). FASB ASC 830-20-35-01 requires us to record realized and unrealized gains and losses from transactions denominated in a currency other than our functional currency (U.S. dollar) in determining net income. We did not have any foreign currency transactions during the year ended December 31, 2009.

Segment Reporting

        FASB ASC 280-10-50-20 (previously SFAS 131), establishes standards on reporting operating segments in interim and annual financial reports. FASB ASC 280-10-50-20 defines an operating segment as a component of an enterprise for which discrete financial information is available and is reviewed regularly by the chief operating decision-maker, or decision making group, to evaluate performance and make operating decisions. We have identified our chief operating decision-maker as our chief executive officer. We have determined that we operate in two reportable segments: a Securities, Loans and Other Investments segment and a Commercial Real Estate segment. The reportable segments were determined based on the allocation of our investment portfolio between investment activity and commercial real estate operations in which separate performance data is produced and analyzed by management and the chief operating decision-maker.

Recently Adopted Accounting Pronouncements

        FASB ASC 810-10-65-1 (previously SFAS 160, which the FASB issued in December 2007) clarifies the classification of non-controlling interests in consolidated statements of financial position and the accounting for and reporting of transactions between a company and holders of such non-controlling interests. Under FASB ASC 810-10-65-1, non-controlling interests are considered equity and should be reported as an element of consolidated equity. The current practice of classifying minority interests within a mezzanine section of the statement of financial position will be eliminated. Under FASB ASC 810-10-65-1, net income will encompass the total income of all consolidated subsidiaries and will require separate disclosure on the face of the statements of operations of income (loss) attributable to the controlling and non-controlling interests. Increases and decreases in the non-controlling ownership

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

interest amount will be accounted for as equity transactions. When a subsidiary is deconsolidated, any retained, non-controlling equity investment in the former subsidiary and the gain or loss on the deconsolidation of the subsidiary must be measured at fair value. FASB ASC 810-10-65-1 is effective for fiscal years beginning after December 15, 2008 and earlier application is prohibited. The adoption of FASB ASC 810-10-65-1 did not have a material impact on our consolidated financial statements.

        FASB ASC 860-10-55-54 (previously FSP FAS 140-3, which the FASB issued in February 2008) relates to repurchase financings for financial assets previously transferred between the same counterparties that are entered into contemporaneously with, or in contemplation of, the initial transfer. FASB ASC 860-10-55-54 establishes criteria to determine the accounting treatment of transactions involving the transfer, and subsequent repurchase financing, of financial assets with the same counterparty. Transactions that do not meet the criteria of FASB ASC 860-10-55-54 do not qualify for QSPE accounting treatment under FASB ASC 860-10-15-3 and will be treated as derivatives requiring further evaluation under FASB ASC 860-10-55-54 (previously SFAS 133). FASB ASC 860-10-55-54 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Earlier application is not permitted. The adoption of FASB ASC 860-10-55-54 did not have a material impact on our consolidated financial statements.

        FASB ASC 815-10-65-1 (previously SFAS 161, which the FASB issued in March 2008) amended and expanded the disclosure requirements for derivative instruments and hedging activities. FASB ASC 815-10-65-1 requires qualitative disclosure about objectives and strategies for using derivative and hedging instruments, quantitative disclosures about fair value amounts of the instruments and gains and losses on such instruments, as well as disclosures about credit-risk features in derivative agreements. FASB ASC 815-10-65-1 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 with early application encouraged. We adopted FASB ASC 815-10-65-1 at the beginning of the first quarter of 2009, and we have included the expanded disclosures required by that statement.

        FASB ASC 260-10-45-60 (previously FSP EITF 03-6-1, which the FASB issued in June 2008) addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share ("EPS") under the two-class method in accordance with FASB ASC 260-10-50-1 (previously SFAS 128). These provisions of FASB ASC 260-10-45-60 are effective for fiscal years beginning after November 15, 2008 and earlier application is prohibited. The adoption of FASB ASC 260 did not have a material impact on our consolidated financial statements.

        FASB ASC 815-10-65-1 (previously FSP FAS 133-1 and FIN 45-4, each of which the FASB issued in September 2008), which requires additional disclosures for sellers of credit derivative instruments and certain guarantees. FASB ASC 815-10-50-4A requires the disclosure of the maximum potential amount of future payments, the related fair value and the current status of the payment/performance risk for certain guarantees and credit derivatives sold. FASB ASC 815-10-65-1 is effective for the first reporting period (interim or annual) ending after November 15, 2008. The adoption of these provisions of FASB ASC 815-10-65-1 did not have a material impact on our consolidated financial statements.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        FASB ASC 860-10-50-3 (previously FSP FAS 140-4 and FIN 46(R)-8, which the FASB issued in December 2008) requires public entities to provide additional disclosures regarding transfers of financial assets and amends FASB ASC 810-10-25-50 (previously FIN 46R) to require public enterprises, including sponsors that have a variable interest in a VIE, to provide additional disclosures about their involvement with VIEs. FASB ASC 860-10-50-3 is effective for the first reporting period (interim or annual) ending after December 15, 2008. The adoption of these provisions of FASB ASC 860-10-50-3 did not have a material impact on our consolidated financial statements.

        FASB ASC 325-40-65-1 (previously FSP EITF 99-20-1, which the FASB issued in January 2009, and EITF 99-20) amends the impairment guidance to align it with the impairment guidance within FASB ASC 320-10-50-5 (previously SFAS 115) by removing from FASB ASC 325-40-65-1 the requirement to place exclusive reliance on market participants' assumptions about future cash flows when evaluating an asset for other-than-temporary impairment. The standard now requires that assumptions about future cash flows consider reasonable management judgment about the probability that the holder of an asset will be unable to collect all amounts due. These provisions of FASB ASC 325-40-65-1 are effective for interim and annual reporting periods ending after December 15, 2008. The adoption of these provisions of FASB ASC 325-40-65-1 did not have a material impact on our consolidated financial statements.

        FASB ASC 805-10-05-2 (previously FSP FAS 141(R)-1, which the FASB issued in April 2009) addresses application issues raised by preparers, auditors, and members of the legal profession on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. These provisions of FASB ASC 805-10-05-2 are effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption of these provisions of FASB ASC 805-10-05-2 did not have a material impact on our consolidated financial statements.

        In April 2009, the FASB issued three ASCs, which included: (i) FASB ASC 320-10-65-1 (previously FSP FAS 115-2), (ii) FASB ASC 820-10-65-4 (previously FSP FAS 157-4), and (iii) FASB ASC 825-10-65-1 (previously FSP FAS 107-1). All three of these standards are effective for periods ending after June 15, 2009, with earlier adoption permitted for periods ending after March 15, 2009. The adoption of FASB ASC 320-10-65-1, 820-10-50-2 and 825-10-65-1 is required to occur concurrently. Accordingly, we adopted all three of these standards as of April 1, 2009. FASB ASC 320-10-65-1 (previously FSP FAS 115-2) provides additional guidance for other-than-temporary impairments on debt securities. In addition to existing guidance, under FASB ASC 320-10-65-1, an other-than-temporary impairment is deemed to exist if an entity does not expect to recover the entire amortized cost basis of a security. As discussed above, FASB ASC 320-10-65-1 provides for the bifurcation of other-than-temporary impairments into (i) amounts related to credit losses which are recognized through earnings, and (ii) amounts related to all other factors which are recognized as a component of other comprehensive income. The adoption of FASB ASC 320-10-65-1 required a reassessment of the cost basis of all our available-for-sale securities for which other-than-temporary impairments were recorded, and resulted in a cumulative effect adjustment of $72,126 that was reclassified from retained deficit to accumulated other comprehensive loss on our consolidated balance sheet. In addition, we

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

reassessed the cost basis of our held-for-trading securities under the guidance of FASB ASC 320-10-65-1 to reflect a consistent approach to reporting interest income on such securities. As a result of this reassessment, we recorded an increase in the cost basis and a corresponding adjustment to unrealized gain (loss) in the amount of $283,116 to our held-for-trading securities. Further, FASB ASC 320-10-65-1 requires certain disclosures for securities, which are included in Note 4 to these consolidated financial statements.

        FASB ASC 820-10-65-4 (previously FSP FAS 157-4) provides additional guidance for fair value measures under FASB ASC 820-10-65-4 in determining if the market for an asset or liability is inactive and, accordingly, if quoted market prices may not be indicative of fair value. The adoption of FASB ASC 820-10-65-4 did not have a material impact on our consolidated financial statements.

        FASB ASC 825-10-65-1 (previously FSP FAS 107-1) extends the existing disclosure requirements related to the fair value of financial instruments to interim periods in addition to annual financial statements. The adoption of FASB ASC 825-10-65-1 did not have a material impact on our consolidated financial statements. The disclosure requirements under FASB ASC 825-10-65-1 are included in Note 16 to these consolidated financial statements.

        In May 2009, the FASB issued FASB ASC 855-10-05-1 (previously SFAS 165). FASB ASC 855-10-05-1 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, that is, whether that date represents the date the financial statements were issued or were available to be issued. FASB ASC 855-10-05-1 is effective for interim periods and fiscal years ended after June 15, 2009. In February 2010, the FASB issued ASU 2010-09 to amend FASB ASC 855-10-05-1. In accordance with the ASU, an entity is not required to disclose the date through which management has evaluated subsequent events in the financial statements. In addition, an entity's considerations with respect to evaluating subsequent events will be consistent with those before the issuance of the subsequent events accounting guidance. The adoption of ASU 2010-09 did not have a material effect on our consolidated financial statements.

        In June 2009, the FASB issued FASB ASC 105-10-05-1 (previously SFAS 168). FASB ASC 105-10-05-1 establishes the ASC as the source of authoritative GAAP, except for rules and interpretive releases of the Securities and Exchange Commission (SEC), which are sources of authoritative GAAP for SEC registrants. FASB ASC 105-10-05-1 is effective for financial statements issued for interim and fiscals years ending after September 15, 2009. The adoption of the ASC was not intended to change or alter existing GAAP and therefore did not have any impact on our financial statements. References to the relevant ASC section and the previously existing GAAP standard have been provided for accounting standards adopted prior to the effective date of the ASC.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements Not Yet Adopted

        In June 2009, the FASB issued FASB ASC 860-10-65-3 (previously SFAS 166). FASB ASC 860-10-65-3 removed the concept of a QSPE and the exemptions from consolidation for QSPEs; it also requires a transferor to evaluate all existing QSPEs to determine whether those QSPEs must be consolidated in accordance with SFAS 167, as defined below. FASB ASC 860-10-65-3 revises and clarifies the derecognition requirements for transfers of financial assets and the initial measurement of beneficial interests that are received as proceeds by a transferor in connection with transfers of financial assets. In addition, FASB ASC 860-10-65-3 requires additional disclosure about transfers of financial assets and a transferor's continuing involvement with such transferred financial assets. FASB ASC 860-10-65-3 is effective for financial asset transfers occurring after an entity's first fiscal year beginning after November 15, 2009. We are currently evaluating the impact of FASB ASC 860-10-65-3 and do not expect FASB ASC 860-10-65-3 to have a significant impact on our consolidated financial position, results of operations and cash flows.

        In June 2009, the FASB issued FASB ASC 810-10-65-2 (previously SFAS 167), which amends the consolidation guidance applicable to VIEs. The amendments to the consolidation guidance affect all entities currently within the scope of FASB ASC 810-10-05-8 (previously FIN 46(R)), as well as QSPEs that currently are excluded from the scope of FASB ASC 810-10-05-8 (previously FIN 46(R)). FASB ASC 810-10-65-2 is effective for fiscal years beginning after November 15, 2009. FASB ASC 810-10-65-2 significantly changes the criteria by which an enterprise determines whether it must consolidate a VIE. Currently, a VIE is consolidated by the enterprise that will absorb a majority of the expected losses or expected residual returns created by the assets of the VIE. FASB ASC 810-10-65 requires that a VIE be consolidated by the enterprise that has both the power to direct the activities that most significantly impact the VIE's economic performance and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. FASB ASC 810-10-65 also requires that an enterprise continually reassess, based on current facts and circumstances, whether it should consolidate the VIEs with which it is involved. We are currently evaluating the impact of FASB ASC 810-10-65-2 on our consolidated financial position, results of operations and cash flows and we may be required to consolidate certain VIEs.

Presentation

        Certain reclassifications have been made in the presentation of the prior periods consolidated financial statements to conform to the 2009 presentation.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY

Fair Value on a Recurring Basis

        The following tables set forth by level within the fair value hierarchy our assets and liabilities accounted for at fair value on a recurring basis under FASB ASC 815-15-25-4 (previously SFAS 155) and FASB ASC 825-10-50-8 (previously SFAS 159) as of December 31, 2009 and December 31, 2008. As required by FASB ASC 820-10-50-1 (previously SFAS 157), assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	Fair Value Measurements as of December 31, 2009
	Level 1	Level 2	Level 3	Total
Assets accounted for at fair value:
Investment securities	$—	$—	$42,826	$42,826
Derivative assets	—	—	—	—

Total assets at fair value	$—	$—	$42,826	$42,826

Liabilities accounted for at fair value:
Collateralized debt obligations	$—	$—	$33,617	$33,617
Derivative liabilities	—	—	34,937	34,937

Total liabilities at fair value	$—	$—	$68,554	$68,554

	Fair Value Measurements as of December 31, 2008
	Level 1	Level 2	Level 3	Total
Assets accounted for at fair value:
Investment securities	$—	$—	$72,916	$72,916
Derivative assets	—	—	—	—

Total assets at fair value	$—	$—	$72,916	$72,916

Liabilities accounted for at fair value:
Collateralized debt obligations	$—	$—	$45,429	$45,429
Derivative liabilities	—	—	57,280	57,280

Total liabilities at fair value	$—	$—	$102,709	$102,709

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

        The following is a summary of our investment securities based on the lowest level input that is significant to each security's fair value measurement in its entirety as of December 31, 2009 and December 31, 2008.

	Investment Securities at Fair Value as of December 31, 2009
Security Description	Level 1	Level 2	Level 3	Total
CMBS	$—	$—	$38,113	$38,113
Non-Agency RMBS	—	—	4,713	4,713

Total investment securities at fair value	$—	$—	$42,826	$42,826

Level 3 assets for which we do not bear direct economic exposure(1)			35,536

Level 3 assets for which we bear direct economic exposure			$7,290

	Investment Securities at Fair Value as of December 31, 2008
Security Description	Level 1	Level 2	Level 3	Total
CMBS	$—	$—	$58,093	$58,093
Non-Agency RMBS	—	—	14,823	14,823

Total investment securities at fair value	$—	$—	$72,916	$72,916

Level 3 assets for which we do not bear direct economic exposure(1)			51,032

Level 3 assets for which we bear direct economic exposure			$21,884

(1)
Consists of Level 3 assets that are financed by our collateralized debt obligations. We own an interest in these securities through our investment in the subordinate classes of notes issued by these CDOs.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

Level 3 Gains and Losses

        The table below sets forth a summary of changes in the fair value of our assets with significant valuation inputs classified as Level 3 for the year ended December 31, 2009.

	Assets Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	Investment securities— available-for- sale	Investment securities— held-for-trading at FVO	Total
Balance, December 31, 2008	$21,615	$51,301	$72,916
Total net gains or losses on assets still held at December 31, 2009:
Included in earnings—interest income	(5,747)	(9,325)	(15,072)
Included in earnings—impairments	(75,606)	—	(75,606)
Included in earnings—mark to market on held-for-trading securities (FVO)	—	(4,171)	(4,171)
Included in earnings—other	(421)	(1,099)	(1,520)
Included in accumulated other comprehensive income (loss)	71,244	—	71,244
Total net gains or losses on assets disposed/redeemed during the period:
Included in earnings—interest income	74	(118)	(44)
Included in earnings—impairments	(2,341)	—	(2,341)
Included in earnings—mark to market on held-for-trading securities (FVO)	—	40	40
Included in earnings—other	(3,309)	(494)	(3,803)
Included in accumulated other comprehensive income (loss)	2,241	—	2,241
Net purchases, dispositions and settlements	(432)	(626)	(1,058)
Transfers in and/or out of Level 3	—	—	—

Balance, December 31, 2009	$7,318	$35,508	$42,826

        During the year ended December 31, 2009, our assets measured at fair value on a recurring basis reflected as Level 3 decreased, largely as a result of principal repayments and write-offs on CMBS and Non-Agency RMBS and decline in the projected cash flow on our CMBS and Non-Agency RMBS. A significant amount of our investment securities are reflected as Level 3 as a result of the reduction of liquidity in the capital markets that has resulted in a decrease in the observability of the significant inputs used in determining fair value.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

        The table below sets forth a summary of changes in the fair value of our assets with significant valuation inputs classified as Level 3 for the year ended December 31, 2008.

	Assets Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	Investment securities— available-for- sale	Investment securities— held-for-trading at FVO	Total
Balance, January 1, 2008	$169,883	$398,681	$568,564
Total net gains or losses on assets still held at December 31, 2008:
Included in earnings—interest income	3,738	15,360	19,098
Included in earnings—impairments	(141,110)	—	(141,110)
Included in earnings—mark to market on held-for-trading securities (FVO)	—	(356,713)	(356,713)
Included in earnings—other	(1,150)	(142)	(1,292)
Included in accumulated other comprehensive income (loss)	581	—	581
Total net gains or losses on assets disposed/redeemed during the period:
Included in earnings—interest income	(575)	(4)	(579)
Included in earnings—realized gain (loss) on sale	(1,894)	—	(1,894)
Included in earnings—impairments	(1,806)	—	(1,806)
Included in earnings—mark to market on held-for-trading securities (FVO)	—	(1,019)	(1,019)
Included in earnings—other	(544)	—	(544)
Included in accumulated other comprehensive income (loss)	(13)	—	(13)
Net purchases, dispositions and settlements	(5,495)	(4,862)	(10,357)
Transfers in and/or out of Level 3	—	—	—

Balance, December 31, 2008	$21,615	$51,301	$72,916

        During the year ended December 31, 2008, our assets measured at fair value on a recurring basis reflected as Level 3 decreased, largely as a result of the sale of CMBS totaling $2,245, principal repayments on CMBS and Non-Agency RMBS totaling $8,592 and spread widening on our CMBS and Non-Agency RMBS. A significant amount of our investment securities are reflected as Level 3 as a result of the reduction of liquidity in the capital markets that has resulted in a decrease in the observability of the significant inputs used in determining fair value.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

        The table below sets forth a summary of changes in the fair value of our liabilities with significant valuation inputs classified as Level 3 for the year ended December 31, 2009.

	Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	Derivative Liabilities	Collateralized Debt Obligations	Total
Balance, December 31, 2008	$57,280	$45,429	$102,709
Total net gains or losses (realized/unrealized) still held at December 31, 2009:
Included in earnings—mark to market on collateralized debt obligations	—	(46)	(46)
Included in earnings—realized and unrealized loss on derivatives	(12,343)	—	(12,343)
Net issuances, dispositions and settlements	(10,000)	(11,766)	(21,766)
Transfers in and/or out of Level 3	—	—	—

Balance, December 31, 2009	$34,937	$33,617	$68,554

        During the year ended December 31, 2009, our liabilities measured at fair value on a recurring basis reflected as Level 3 decreased, due to the derivative liabilities that we closed out during the year and the principal repayments on our CDO obligations. In addition, the decrease in valuation of our derivatives liabilities and our CDO obligations, which are based on non-binding broker quotes, contributed to the decrease.

        The table below sets forth a summary of changes in the fair value of our liabilities with significant valuation inputs classified as Level 3 for the year ended December 31, 2008.

	Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	Derivative Liabilities	Collateralized Debt Obligations	Total
Balance, January 1, 2008	$32,908	$299,034	$331,942
Total net gains or losses (realized/unrealized) still held at December 31, 2008:
Included in earnings—mark to market on collateralized debt obligations	—	(234,024)	(234,024)
Included in earnings—realized and unrealized loss on derivatives	32,985	—	32,985
Net issuances, dispositions and settlements	(19,780)	(19,581)	(39,361)
Transfers in and/or out of Level 3	11,167	—	11,167

Balance, December 31, 2008	$57,280	$45,429	$102,709

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

        During the year ended December 31, 2008, our liabilities measured at fair value on a recurring basis reflected as Level 3 decreased, largely due to the decrease in valuation of our CDO obligations, which are based on non-binding broker quotes. In addition, we reclassified our credit default swaps, which we refer to as CDS, as Level 3 liabilities as a result of the reduction of liquidity in the capital markets that has resulted in a decrease in the observability of the significant inputs used in determining fair value, offset in part by derivative liabilities that we closed out during the year ended December 31, 2008.

        The table below sets forth a summary of changes in the fair value of our investment securities with significant valuation inputs classified as Level 3 for the year ended December 31, 2009.

	Investment Securities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	CMBS	Non-Agency RMBS	Total
Balance, December 31, 2008	$58,093	$14,823	$72,916
Total net gains/losses on securities still held at end of period:
Included in earnings—interest income	(12,514)	(2,558)	(15,072)
Included in earnings—impairments	(61,312)	(14,294)	(75,606)
Included in earnings—mark to market on held-for-trading securities (FVO)	(2,505)	(1,666)	(4,171)
Included in earnings—other	(184)	(1,336)	(1,520)
Included in accumulated other comprehensive income (loss)	57,614	13,630	71,244
Total net gains/losses on securities disposed/redeemed during period:
Included in earnings—interest income	695	(739)	(44)
Included in earnings—impairments	(1,260)	(1,081)	(2,341)
Included in earnings—mark to market on held-for-trading securities (FVO)	(242)	282	40
Included in earnings—other	—	(3,803)	(3,803)
Included in accumulated other comprehensive income (loss)	(272)	2,513	2,241
Net purchases, dispositions and settlements	—	(1,058)	(1,058)
Transfers in and/or out of Level 3	—	—	—

Balance, December 31, 2009	$38,113	$4,713	$42,826

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

        The table below sets forth a summary of changes in the fair value of our investment securities with significant valuation inputs classified as Level 3 for the year ended December 31, 2008.

	Investment Securities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	CMBS	Non-Agency RMBS	Preferred Stock	Total
Balance, January 1, 2008	$399,410	$168,422	$732	$568,564
Total net gains/losses on securities still held at end of period:
Included in earnings—interest income	8,526	10,572	—	19,098
Included in earnings—impairments	(79,087)	(60,883)	(1,140)	(141,110)
Included in earnings—mark to market on held-for-trading securities (FVO)	(266,783)	(89,930)	—	(356,713)
Included in earnings—other	(514)	(778)	—	(1,292)
Included in accumulated other comprehensive income (loss)	480	(307)	408	581
Total net gains/losses on securities disposed/redeemed during period:
Included in earnings—interest income	16	(595)	—	(579)
Included in earnings—realized gain (loss) on sale	(1,894)	—	—	(1,894)
Included in earnings—impairments	—	(1,806)	—	(1,806)
Included in earnings—mark to market on held-for-trading securities (FVO)	—	(1,019)	—	(1,019)
Included in earnings—other	—	(544)	—	(544)
Included in accumulated other comprehensive income (loss)	1	(14)	—	(13)
Net purchases, dispositions and settlements	(2,062)	(8,295)	—	(10,357)
Transfers in and/or out of Level 3	—	—	—	—

Balance, December 31, 2008	$58,093	$14,823	$—	$72,916

Valuation Techniques

        In accordance with FASB ASC 820-10-50-1 (previously SFAS 157), valuation techniques used for assets and liabilities accounted for at fair value are generally categorized into three types:

          Market Approach— Market approach valuation techniques use prices and other relevant information from market transactions involving identical or comparable assets or liabilities. Valuation techniques consistent with the market approach include comparables and matrix pricing. Comparables use market multiples, which might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both quantitative and qualitative factors specific to the measurement. Matrix pricing is a mathematical technique used principally to value certain securities without relying

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

  exclusively on quoted prices for the specific securities but comparing the securities to benchmark or comparable securities. Level 3 includes financial instruments that are marked to model using relevant empirical data to extrapolate an estimated fair value. The models' inputs reflect assumptions that market participants would use in pricing the instrument in a current period transaction and outcomes from the models represent an exit price and expected future cash flows (adjusted for credit risk).

          Income Approach— Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts.

          Cost Approach— Cost approach valuation techniques are based upon the amount that, at present, would be required to replace the service capacity of an asset, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility.

        The three approaches described within FASB ASC 820-10-50-1 (previously SFAS 157) are consistent with generally accepted valuation methodologies. While all three approaches are not applicable to all assets or liabilities accounted for at fair value, where appropriate and possible, one or more valuation techniques may be used. The selection of the valuation method(s) to apply considers the definition of an exit price and the nature of the asset or liability being valued and significant expertise and judgment is required. For assets and liabilities accounted for at fair value, excluding real estate held for sale, valuation techniques generally are a combination of the market and income approaches. Real estate held for sale valuation techniques generally combine income and cost approaches. For the year ended December 31, 2009, the application of valuation techniques applied to similar assets and liabilities has been consistent.

Fair Value on a Non-Recurring Basis

        Certain assets are measured at fair value on a non-recurring basis and are not included in the tables above. These assets include real estate loans and real estate loans held for sale that are reported at lower of cost or market and loans held for sale that initially were measured at cost and have been written down to fair value as a result of being designated for sale. The following table shows the hierarchy for those assets measured at fair value on a non-recurring basis as of December 31, 2009.

	Assets Measured at Fair Value on a Non-Recurring Basis Using Significant Unobservable Inputs (Level 3) as of December 31, 2009
Asset Description	Level 1	Level 2	Level 3	Total
Real estate loans	$—	$—	$—	$—
Real estate loans held for sale	—	—	5,903	5,903

Total assets at fair value	$—	$—	$5,903	$5,903

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

        Real estate loans—We had one real estate construction loan and one mezzanine loan that are held for investment where allowances for loan losses have been calculated based upon the fair value of the underlying collateral and by using a fundamental cash flow valuation analysis. The cash flow analysis includes cumulative loss assumptions derived from multiple inputs including current housing prices, costs to complete the construction of the underlying collateral, expected recoveries from supporting collateral and other market data.

        Real estate loans held for sale—We designated one mezzanine loan and one whole loan as being held for sale as of December 31, 2009 as we have committed to sell them, or we have the intent and ability to sell them in the near future. The fair values of the mezzanine loan and the whole loan held for sale were based on management's discounted cash flow analysis.

        The following table shows the hierarchy for those assets measured at fair value on a non-recurring basis as of December 31, 2008.

	Assets Measured at Fair Value on a Non-Recurring Basis Using Significant Unobservable Inputs (Level 3) as of December 31, 2008
Asset Description	Level 1	Level 2	Level 3	Total
Real estate loans	$—	$—	$400	$400
Real estate loans held for sale	—	—	5,058	5,058

Total assets at fair value	$—	$—	$5,458	$5,458

        Real estate loans—We had one real estate construction loan that is held for investment where an allowance for loan loss has been calculated based upon the fair value of the underlying collateral and by using a fundamental cash flow valuation analysis. The cash flow analysis includes cumulative loss assumptions derived from multiple inputs including current housing prices, expected recoveries from supporting collateral and other market data.

        Real estate loans held for sale—We designated one mezzanine loan as being held for sale as of December 31, 2008 as we have committed to sell it, or we have the intent and ability to sell it in the near future. The fair value of the mezzanine loan held for sale was based on management's discounted cash flow analysis that utilized spreads supplied by dealers.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

Fair Value Option

        The following reflects the assets and liabilities accounted for under the fair value option and the change in fair value recorded in our consolidated statement of operations:

		Changes in Fair Values for the Year Ended December 31, 2009, For Items Measured at Fair Value Pursuant to the Election of the Fair Value Option
	Fair Value Option December 31, 2009	Interest Income(1)	Net Mark to Market Adjustments on Investment Securities— Held-for-Trading	Net Mark to Market Adjustments on Collateralized Debt Obligations
Assets accounted for under the fair value option:
Held-for-trading securities:
CMBS	$32,886	$(8,107)	$(2,747)	$—
Non-Agency RMBS	2,622	(1,336)	(1,384)	—

	$35,508	$(9,443)	$(4,131)	$—

Liabilities accounted for under the fair value option:
Collateralized debt obligations	$33,617	$—	$—	$46

(1)
Represents accretion of net discount only.

		Changes in Fair Values for the Year Ended December 31, 2008, For Items Measured at Fair Value Pursuant to the Election of the Fair Value Option
	Fair Value Option December 31, 2008	Interest Income(1)	Net Mark to Market Adjustments on Investment Securities— Held-for-Trading	Net Mark to Market Adjustments on Collateralized Debt Obligations
Assets accounted for under the fair value option:
Held-for-trading securities:
CMBS	$43,776	$8,661	$(266,783)	$—
Non-Agency RMBS	7,525	6,695	(90,949)	—

	$51,301	$15,356	$(357,732)	$—

Liabilities accounted for under the fair value option:
Collateralized debt obligations	$45,429	$—	$—	$234,024

(1)
Represents accretion of net discount only.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

        Total financial assets at fair value classified within Level 3 were $48,729 and $78,374 as of December 31, 2009 and December 31, 2008, respectively. Such amounts represent 13% and 17% of "Total assets" on the consolidated balance sheet as of December 31, 2009 and December 31, 2008, respectively. Excluding assets for which we do not bear direct economic exposure, Level 3 assets were 2% and 5% of "Total assets" as of December 31, 2009 and December 31, 2008, respectively.

        Total financial liabilities at fair value classified within Level 3 were $68,554 and $102,709 as of December 31, 2009 and December 31, 2008, respectively. Such amounts represent 16% and 21% of "Total liabilities" on the consolidated balance sheets as of December 31, 2009 and December 31, 2008, respectively.

        As of December 31, 2009 and December 31, 2008, our CDO notes had a face value of $455,262 and $467,027, respectively, and fair value of $33,617 and $45,429, respectively.

Derivative Financial Instruments

        Currently, we use interest rate swaps to manage our interest rate risk. The valuation of these instruments is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.

        To comply with the provisions of FASB ASC 820-10-50-9 (previously SFAS 157), we incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting and any applicable credit enhancements, such as collateral posting, thresholds, mutual puts and guarantees. For the year ended December 31, 2009, we recorded $8,905 into earnings as a loss, which is reflected in realized and unrealized gain (loss) on derivatives on our consolidated statement of operations, relating to our nonperformance risk.

        Although we have determined that the majority of the inputs used to value our derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with our derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by ourselves and our counterparties. As of December 31, 2009, we have assessed the significance of the impact of the credit valuation adjustments on the overall valuation of our derivative positions and have determined that the credit valuation adjustments are significant to the overall valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 3 of the fair value hierarchy.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

3. FAIR VALUE HIERARCHY (Continued)

        In addition, we have a credit default swap that is held as an investment. The valuation of this derivative is based on the expected creditworthiness of the underlying asset discounted based on current market rates utilized by dealers. The determination of expected credit assumptions requires certain judgments which cannot be attributed to observable market inputs. As a result, we have determined that our credit default swap is classified in Level 3 of the fair value hierarchy.

4. INVESTMENT SECURITIES

        Our investment securities are classified into two categories, available-for-sale and trading, in which both are carried at their estimated fair values. The amortized cost and estimated fair values of our investment securities as of December 31, 2009 and December 31, 2008 are summarized as follows:

		Unrealized
	Amortized Cost
Available-for-sale Securities		Gains(1)	Losses(1)	Fair Value
December 31, 2009
CMBS	$3,144	$2,083	$—	$5,227
Non-Agency RMBS	2,091	—	—	2,091

Total	$5,235	$2,083	$—	$7,318

December 31, 2008
CMBS	$13,675	$642	$—	$14,317
Non-Agency RMBS	7,216	82	—	7,298

Total	$20,891	$724	$—	$21,615

(1)
Included in accumulated other comprehensive income (loss).

		Unrealized
	Amortized Cost
Trading Securities		Gains(1)	Losses(1)	Fair Value
December 31, 2009
CMBS	$23,049	$9,837	$—	$32,886
Non-Agency RMBS	2,617	5	—	2,622

Total	$25,666	$9,842	$—	$35,508

December 31, 2008
CMBS	$43,634	$142	$—	$43,776
Non-Agency RMBS	7,493	32	—	7,525

Total	$51,127	$174	$—	$51,301

(1)
Included in consolidated statements of operations.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

4. INVESTMENT SECURITIES (Continued)

        We pledge our investment securities to secure our collateralized debt obligations and borrowings under our secured revolving credit facility. The fair value of the investment securities that we pledged as collateral as of December 31, 2009 and December 31, 2008 is summarized as follows:

	December 31,
Pledged as Collateral:	2009	2008
For borrowings under collateralized debt obligations	$35,536	$51,032
For borrowings under secured revolving credit facility, related party	6,450	4,234

Total	$41,986	$55,266

        The aggregate estimated fair values by underlying credit rating of our investment securities as of December 31, 2009 and December 31, 2008 were as follows:

	December 31, 2009		December 31, 2008
Security Rating	Estimated Fair Value	Percentage	Estimated Fair Value	Percentage
AAA	$—	—%	$—	—%
AA	—	—	—	—
A	—	—	—	—
BBB	3,724	8.70	20,501	28.12
BB	5,451	12.73	18,516	25.39
B	15,506	36.20	13,211	18.12
CCC	9,049	21.13	5,476	7.51
CC	—	—	—	—
C	6,698	15.64	4,431	6.08
Not rated	2,398	5.60	10,781	14.78

Total	$42,826	100.00%	$72,916	100.00%

        The face amount and net unearned discount on our investment securities as of December 31, 2009 and December 31, 2008 were as follows:

	December 31,
Description:	2009	2008
Face amount	$921,994	$1,150,667
Net unearned discount	(891,093)	(1,078,649)

Amortized cost	$30,901	$72,018

        For the years ended December 31, 2009, 2008 and 2007, net discount (premium) on investment securities accreted into interest income totaled $(15,116), $18,323 and $20,129, respectively.

        Commercial Mortgage Backed Securities ("CMBS")—Our investments include CMBS, which are mortgage backed securities that are secured by, or evidence ownership interests in, a single commercial

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

4. INVESTMENT SECURITIES (Continued)

mortgage loan or a partial or entire pool of mortgage loans secured by commercial properties. The securities may be senior, subordinated, investment grade or non-investment grade.

        The following is a summary of our CMBS investments as of December 31, 2009 and December 31, 2008:

December 31, 2009
	Gross Unrealized				Weighted Average
Security Rating	Amortized Cost	Gains	Losses	Estimated Fair Value	Coupon	Book Yield(1)	Market Yield(2)	Term (yrs)
AAA	$—	$—	$—	$—	—%	—%	—%	—
AA	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—
BBB	3,724	—	—	3,724	5.20	9.74	44.67	5.93
BB	4,895	556	—	5,451	5.34	7.77	44.11	6.59
B	10,374	4,285	—	14,659	5.50	28.36	86.59	6.40
CCC	4,833	3,460	—	8,293	5.19	37.80	614.49	7.78
CC	—	—	—	—	—	—	—	—
C	2,078	1,790	—	3,868	5.09	95.23	487.22	6.64
Not rated	289	1,829	—	2,118	5.11	256.44	2,157.59	9.19

Total CMBS	$26,193	$11,920	$—	$38,113	5.21	31.43	347.01	6.86

December 31, 2008
	Gross Unrealized				Weighted Average
Security Rating	Amortized Cost	Gains	Losses	Estimated Fair Value	Coupon	Book Yield(1)	Market Yield(2)	Term (yrs)
AAA	$—	$—	$—	$—	—%	—%	—%	—
AA	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—
BBB	17,892	—	—	17,892	5.50	60.77	61.60	7.86
BB	16,204	—	—	16,204	5.44	79.33	81.51	8.01
B	10,409	—	—	10,409	4.84	84.67	92.16	7.99
CCC	3,548	33	—	3,581	5.07	122.87	141.49	8.99
CC	—	—	—	—	—	—	—	—
C	—	—	—	—	—	—	—	—
Not rated	9,256	751	—	10,007	5.05	128.22	147.77	9.53

Total CMBS	$57,309	$784	$—	$58,093	5.19	85.10	92.40	8.28

(1)
Book yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the amortized cost of the security.

(2)
Market yield as reflected above is the implied yield based on a zero-loss scenario (i.e., not taking into account any assumed defaults) and the fair value of the security.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

4. INVESTMENT SECURITIES (Continued)

        Residential Mortgage Backed Securities ("RMBS")—Our investments include RMBS, which are securities that represent participations in, and are secured by or payable from, mortgage loans secured by residential properties. Our RMBS investments include Non-Agency pass-through certificates that are rated classes in senior/subordinated structures ("Non-Agency RMBS").

        The following is a summary of our Non-Agency RMBS investments as of December 31, 2009 and December 31, 2008:

December 31, 2009
	Gross Unrealized				Weighted Average
Security Rating	Amortized Cost	Gains	Losses	Estimated Fair Value	Coupon	Book Yield(1)	Market Yield(2)	Term (yrs)
AAA	$—	$—	$—	$—	—%	—%	—%	—
AA	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—	—
B	847	—	—	847	1.73	9.77	59.24	5.65
CCC	756	—	—	756	3.98	12.06	135.51	7.44
CC	—	—	—	—	—	—	—	—
C	2,830	—	—	2,830	4.34	24.81	14,757.34	5.58
Not rated	275	5	—	280	2.87	4,299.67	5,212.70	4.48

Total Non-Agency RMBS	$4,708	$5	$—	$4,713	3.77	270.27	9,204.46	5.82

December 31, 2008
	Gross Unrealized				Weighted Average
Security Rating	Amortized Cost	Gains	Losses	Estimated Fair Value	Coupon	Book Yield(1)	Market Yield(2)	Term (yrs)
AAA	$—	$—	$—	$—	—%	—%	—%	—
AA	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—
BBB	2,609	—	—	2,609	2.80	284.86	1,139.67	4.45
BB	2,281	31	—	2,312	4.41	115.66	1,227.68	7.86
B	2,802	—	—	2,802	3.90	414.66	447.50	6.33
CCC	1,895	—	—	1,895	4.28	209.01	10,604.96	5.63
CC	—	—	—	—	—	—	—	—
C	4,430	1	—	4,431	3.46	748.21	27,958.06	4.62
Not rated	692	82	—	774	3.61	9,013.01	9,236.65	6.82

Total Non-Agency RMBS	$14,709	$114	$—	$14,823	3.70	824.21	10,671.87	5.66

(1)
Book yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the amortized cost of the security.

(2)
Market yield as reflected above is the implied yield based on a zero-loss scenario (i.e., not taking into account any assumed defaults) and the fair value of the security.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

4. INVESTMENT SECURITIES (Continued)

        Other Securities—We invested in the preferred stock of Millerton I CDO with an estimated fair value of $0 as of each of December 31, 2009 and December 31, 2008 and the preferred stock of Millerton II CDO with an estimated fair value of $0 as of each of December 31, 2009 and December 31, 2008. The preferred stock of Millerton I CDO was rated C and the preferred stock of Millerton II CDO was not rated at December 31, 2009.

        Unrealized Losses—We did not own any available-for-sale securities with unrealized losses as of December 31, 2009 or 2008. Since substantial doubt exists about our ability to continue as a going concern, we have determined that it is more likely than not that our investment securities will be required to be sold before we recover our amortized cost basis and accordingly, all unrealized losses on our investment securities have been recognized in earnings.

        Other-Than-Temporary Impairments—For the year ended December 31, 2009, we recorded other-than-temporary impairments totaling $77,947. Impairments on RMBS and CMBS totaled $15,375 and $62,572, respectively. $5,784 of the $77,947 total impairment was recorded during the first quarter of 2009 in accordance with FASB ASC 325-40-65-1 (previously FSP EITF 99-20-1). The remaining $72,163 impairment was recorded in accordance with FASB ASC 320-10-65-1 (previously FSP FAS 115-2) upon the adoption of the standard on April 1, 2009. The impairments were attributed to both credit and non-credit losses. To determine the component of the gross other-than-temporary impairment related to credit losses, we compared the amortized cost basis of each other-than-temporarily impaired security to the present value of its revised expected cash flows, discounted using its pre-impairment yield. Significant judgment of management is required in this analysis that includes, but is not limited to, assumptions regarding the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass-through or coupon rate and interest rate fluctuations. Other factors considered in determining the component of other-than-temporary impairments related to credit losses include current subordination levels, interest payment shortfalls, credit ratings and delinquency rates. Other-than-temporary impairment related to non-credit losses was determined based on our assessment that it is more likely than not that our securities will be required to be sold before we recover their amortized cost basis, and therefore this impairment was recognized in earnings. The following table summarizes the amount of

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

4. INVESTMENT SECURITIES (Continued)

other-than-temporary impairments related to credit and non-credit losses since the adoption of FASB ASC 320-10-65-1 through December 31, 2009:

	Gross Other- Than- Temporary Impairments	Other-Than- Temporary Impairments Included (Offset) in Other Comprehensive Income(1)	Net Other- Than- Temporary Impairments Included in Earnings
April 1, 2009	$72,126	$—	$72,126
Impact of change in accounting principle(2)	—	72,126	(72,126)
Additions due to change in expected cash flows	4,365	809	3,556
Additional increases related to credit loss for OTTI previously recognized in OCI	—	(60,500)	60,500
Reductions due to requirement to sell	711	(7,396)	8,107

December 31, 2009	$77,202	$5,039	$72,163

(1)
The balance as of December 31, 2009 represents the remaining OTTI in OCI of certain securities that are in a net gain position after including accumulated unrealized gains. The net unrealized gain in OCI as of December 31, 2009 was $2,083.

(2)
Represents a reclassification to other comprehensive income of other-than-temporary impairments on securities which were previously recorded in earnings. As discussed in Note 2, upon adoption of FASB ASC 320-10-65-1 these impairments were reassessed and determined to be related to factors other than credit losses.

        For the year ended December 31, 2008, we recorded impairment charges totaling $142,916, which was reclassified out of other comprehensive income. Impairments on RMBS, CMBS and two preferred stock investments during the period totaled $62,689, $79,087 and $1,140, respectively. The impairments were attributed to the decline in the projected yields related to changes in the cash flow assumptions, such as timing and prepayments, on the underlying assets, and other than temporary declines in market values, which was primarily a consequence of wider spreads affecting market values of the securities.

        For the year ended December 31, 2007, we recorded impairment charges totaling $317,931, which was reclassified out of other comprehensive income. Impairments on RMBS, Agency MBS, CMBS and two preferred stock investments during the period totaled $128,745, $10,556, $174,918 and $3,712, respectively The impairments were attributed to the decline in the projected yields related to changes in the cash flow assumptions, such as timing and prepayments, on the underlying assets, and other than temporary declines in market values, which was primarily a consequence of wider spreads affecting market values of the securities. In addition, the impairments were attributed to our intent not to hold certain securities to recovery where cost exceeds market value.

        Sale of Investment Securities—During the year ended December 31, 2009, we did not sell any securities. During the year ended December 31, 2008, we sold 40 available-for-sale securities for proceeds of $475,888 and realized a gain of $2,477 and we sold 33 available-for-sale securities for

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

4. INVESTMENT SECURITIES (Continued)

proceeds of $702,469 and realized a loss of $6,291. During the year ended December 31, 2007, we sold 36 available-for-sale securities for proceeds of $828,670 and realized a gain of $2,881 and we sold 40 available-for-sale securities for proceeds of $814,460 and realized a loss of $4,426.

        Average maturity of our investment securities at December 31, 2009 was as follows:

Weighted Average Life
CMBS	3.93
Non-Agency RMBS	3.09

5. REAL ESTATE LOANS AND REAL ESTATE LOANS HELD FOR SALE

Real Estate Loans

        We invest in mezzanine loans, B Notes, construction loans and whole loans. A mezzanine loan is a loan that is subordinated to a first mortgage loan on a property and is senior to the borrower's equity in the property. Mezzanine loans are made to the property's owner and are secured by pledges of ownership interests in the property and/or the property owner. The mezzanine lender can foreclose on the pledged interests and thereby succeed to ownership of the property subject to the lien of the first mortgage.

        A subordinated commercial real estate loan, which we refer to as a B Note, may be rated by at least one nationally recognized rating agency. A B Note typically is a privately negotiated loan that is secured by a first mortgage on a single large commercial property or group of related properties, and is subordinated to an A Note secured by the same first mortgage on the same property.

        A construction loan represents a participation in a construction or rehabilitation loan on a commercial property that generally provides 85% to 90% of total project costs and is secured by a first lien mortgage on the property. Alternatively, mezzanine loans can be used to finance construction or rehabilitation where the security is subordinate to the first mortgage lien. Construction loans and mezzanine loans used to finance construction or rehabilitation generally would provide fees and interest income at risk-adjusted rates.

        A whole mortgage loan is a loan secured by a first lien mortgage that provides mortgage financing to commercial and residential property owners and developers. Generally, mortgage loans have maturities that range from three to 10 years for commercial properties and up to 30 years for residential properties.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

5. REAL ESTATE LOANS AND REAL ESTATE LOANS HELD FOR SALE (Continued)

        The following is a summary of our real estate loans as of December 31, 2009 and December 31, 2008:

Loan Type	Number of Loans	Face Value	Carrying Value	Weighted Average Interest Rate		Maturity Date/Range	Weighted Average Years to Maturity
December 31, 2009
Construction loans	1	14,602	—	—	(1)	11/2008(2)	—
Mezzanine loans	1	6,358	—	—	(3)	5/2009(4)	—

	2	$20,960	$—

December 31, 2008
Whole loans	1	$2,522	$2,511	3.73%		11/2009	0.9
Construction loans	1	14,602	400	—	(1)	11/2008(2)	—
Mezzanine loans	1	6,123	6,123	15.00		5/2009	0.4

	3	$23,247	$9,034	11.71	(1)	5/2009–11/2009	0.5

(1)
This construction loan bears interest at 16.00%, but we have placed it on non-accrual status and accordingly, do not include it in the calculation of the weighted average interest rate.

(2)
The construction loan was due in November 2008 and currently is in default.

(3)
This mezzanine loan bears interest at 15.00%, but we have placed it on non-accrual status effective March 31, 2009 and accordingly, do not include it in the calculation of the weighted average interest rate.

(4)
The mezzanine loan was due in May 2009 and currently is in default.

        There were no unamortized underwriting fees as of December 31, 2009 and December 31, 2008.

        In 2005, we originated a mezzanine construction loan to develop luxury residential condominiums in Portland, Oregon. The loan was in technical default as of January 1, 2008 and was placed on non-accrual status at such date, and we have received no principal or interest payments during the year ended December 31, 2009 and 2008 on the loan. We have not made any additional advances on this loan during the year ended December 31, 2009 and have no funding obligations under this loan. In January 2009, the senior lender notified the borrower that the senior construction loan was in default, triggering a blockage period of 120 days with respect to our mezzanine construction loan during which period we were precluded from exercising our rights under the mezzanine construction loan. We currently account for this loan as a troubled debt restructuring under FASB ASC 310-40-15-3 (previously SFAS 15), and FASB ASC 310-10-35-13 (previously SFAS 114). As of December 31, 2009, we have recorded a loan loss allowance for the entire outstanding face amount of the loan. As of December 31, 2009 and December 31, 2008, the carrying value of the loan totaled $0 and $400 (inclusive of loan loss provisions of $14,602 and $14,202, respectively).

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

5. REAL ESTATE LOANS AND REAL ESTATE LOANS HELD FOR SALE (Continued)

        In November 2006, we purchased a senior participation interest in a mezzanine loan to develop luxury residential condominiums in New York, New York. The loan was in technical default as of April 2009 and was placed on non-accrual status as of March 31, 2009. We have not made any advances on this loan during the year ended December 31, 2009 and have no funding obligations under this loan. As of December 31, 2009, we have recorded a loan loss allowance for the entire outstanding face amount of the loan (including capitalized interest). As of December 31, 2009 and December 31, 2008, the carrying value of the loan totaled $0 and $6,123 (inclusive of loan loss provisions of $6,358 and $0, respectively).

        The components of our impaired real estate loans as of December 31, 2009 are as follows:

	Mezzanine Construction Loan	Mezzanine Loan(1)	Total
Carrying value—December 31, 2008	$400	$6,123	$6,523
Funding of mezzanine construction loan	—	—	—
Capitalized interest(2)	—	235	235
Provision for loan losses	(400)	(6,358)	(6,758)

Carrying value—December 31, 2009	$—	$—	$—

(1)
Carried at amortized cost as of December 31, 2008 and subsequently carried at market.

(2)
The mezzanine construction loan was placed on non-accrual status as of January 1, 2008 and the mezzanine loan was placed on non-accrual status as of March 31, 2009. No interest income was recorded on the mezzanine construction loan and $235 of interest was capitalized on the mezzanine loan for the year ended December 31, 2009.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

5. REAL ESTATE LOANS AND REAL ESTATE LOANS HELD FOR SALE (Continued)

        The components of our total provision for loan losses on our impaired real estate loans for the years ended December 31, 2007, 2008 and 2009 are as follows:

Reconciliation of Provision for Loan Losses
Balance, December 31, 2006	$—
Additions (subtractions) during period:
Provision for loan losses	4,500
Direct charge offs against the allowance	—
Recoveries of previous charge offs	—

Balance, December 31, 2007	4,500
Additions (subtractions) during period:
Provision for loan losses	9,735
Direct charge offs against the allowance	—
Recoveries of previous charge offs	—

Balance, December 31, 2008	14,235
Additions (subtractions) during period:
Provision for loan losses	6,758
Direct charge offs against the allowance	—
Recoveries of previous charge offs	—

Balance, December 31, 2009	$20,993

        The components of our impaired mezzanine construction loan as of December 31, 2009 and December 31, 2008 are as follows:

	December 31,
	2009	2008
Carrying value—beginning of period	$400	$9,270
Funding of mezzanine construction loan	—	865
Capitalized interest(1)	—	—
Provision for loan losses	(400)	(9,735)

Carrying value—end of period	$—	$400

(1)
The loan was placed on non-accrual status as of January 1, 2008 and no interest income was recorded for 2008.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

5. REAL ESTATE LOANS AND REAL ESTATE LOANS HELD FOR SALE (Continued)

Real Estate Loans Held for Sale

        As of December 31, 2009, we have the intent and ability to sell in the near future two of our real estate loans and therefore, we have classified them as held for sale. The following is a summary of our real estate loans held for sale as of December 31, 2008 and 2009:

Loan Type	Number of Loans	Face Value	Carrying Value	Weighted Average Interest Rate	Maturity Date	Weighted Average Years to Maturity
December 31, 2009
Mezzanine loans	1	$11,063	$4,658	7.32%	2/2016	6.2
Whole loans	1	1,658	1,245	3.48	11/2011	1.9

	2	12,721	5,903	6.82	11/2011-2/2016	5.6

December 31, 2008
Mezzanine loans	1	$11,063	$5,058	7.32%	2/2016	7.2

        For the year ended December 31, 2009, we recorded valuation allowances of $813 on our consolidated statement of operations relating to real estate loans that are held for sale as of December 31, 2009.

        During the year ended December 31, 2008, we sold 13 whole loans that previously had been designated for sale for proceeds of $105,362 and realized a loss of $1,087 and we sold one mezzanine loan that previously had been designated for sale for proceeds of $11,385 and realized a loss of $265. We recorded a valuation allowance of $11,271 in connection with these loans which were sold in 2008.

Other Information Relating to Our Real Estate Loans and Real Estate Loans Held for Sale

        The maturities of our real estate loans, including those held for sale, as of December 31, 2009 are as follows: $1,742 in 2011, $98 in 2012 and $10,881 thereafter.

        We pledge our real estate loans and real estate loans held for sale to secure our secured revolving credit facility. The fair value of the real estate loans, including those held for sale, that we pledged as collateral as of December 31, 2009 and December 31, 2008 is summarized as follows:

	December 31,
Pledged as Collateral:	2009	2008
For borrowings under secured revolving credit facility, related party	$5,903	$13,178

Total	$5,903	$13,178

        As of December 31, 2009 and December 31, 2008, our real estate loans did not include any non-U.S. dollar denominated assets.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

6. COMMERCIAL REAL ESTATE

        The components of commercial real estate as of December 31, 2009 and December 31, 2008 are as follows:

	December 31,
	2009	2008
Land	$17,428	$17,428
Buildings and improvements	222,045	222,045

Commercial properties	239,473	239,473
Less: Accumulated depreciation	(17,719)	(11,214)

Total	$221,754	$228,259

        The depreciation expense related to commercial real estate included in the operating results for the years ended December 31, 2009, December 31, 2008 and December 31, 2007 was $6,505, $6,504 and $4,710, respectively.

        The following is a schedule of future minimum rent payments to be received under the leases at the three properties owned:

Rent Payments
2010	$11,575
2011	11,807
2012	12,043
2013	12,283
2014	12,529
Thereafter	101,206

7. OTHER INVESTMENTS

        The components of other investments as of December 31, 2009 and December 31, 2008 are as follows:

	December 31,
	2009	2008
Investment in trust preferred securities	$1,550	$1,550

Total other investments	$1,550	$1,550

        In March 2008, we sold our investment in a private equity fund that invests in real estate investments (that is managed by an affiliate of our Manager) to an affiliate of our Manager and incurred no gain or loss. The sale was approved by the independent members of our board of directors. As of December 31, 2009 and December 31, 2008, we had no further capital commitment to the private equity fund. Distributions from the fund totaled $0 and $426 for the years ended December 31, 2009

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

7. OTHER INVESTMENTS (Continued)

and 2008, respectively. Income (loss) from the interest in equity investment for the years ended December 31, 2009 and 2008 can be broken down in the following components:

	Year Ended December 31,
	2009	2008
Income from equity investment before management and promote fees	$—	$123
Management fee	—	(30)
Promote fee	—	(133)

Income (loss) from equity investment	$—	$(40)

8. INTANGIBLE ASSETS AND INTANGIBLE LIABILITIES

        The intangible assets and liabilities arose on the acquisition of the commercial real estate properties in March 2007 and September 2007. As of December 31, 2009 and December 31, 2008, the components of intangible assets are as follows:

	December 31, 2009	Weighted Average Life (Years)	December 31, 2008	Weighted Average Life (Years)
Lease origination costs	$82,228	12.1	$82,228	13.1
Below-market ground lease	2,919	56.3	2,919	57.3
Mineral rights	303		303

Total	85,450		85,450
Less: Accumulated amortization	(15,542)		(9,909)

Intangible assets	$69,908		$75,541

        The amortization of lease origination costs for the years ended December 31, 2009, 2008 and 2007 was $5,584, $5,584 and $4,237, respectively, and is included in depreciation and amortization expense. The amortization of a below-market ground lease, which is included in commercial real estate expenses, for the years ended December 31, 2009, 2008 and 2007 was $49, $49 and $39, respectively. The estimated amortization of these intangible assets is $5,633 per year for each of the next five years.

        Below market leases, net of amortization, which are classified as intangible liabilities, are $66,785 as of December 31, 2009 and $72,265 as of December 31, 2008. The amortization of intangible liabilities included in rental income for the years ended December 31, 2009, 2008 and 2007 was $5,480, $5,480 and $4,057, respectively. The estimated amortization is $5,480 per year for each of the next five years.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

9. DEBT AND OTHER FINANCING ARRANGEMENTS

        The following is a summary of our debt as of December 31, 2009 and December 31, 2008:

Type of Debt:	December 31, 2009	December 31, 2008
Collateralized debt obligations, at fair value	$33,617	$45,429
Junior subordinated notes held by trust that issued trust preferred securities	51,550	51,550
Mortgages payable	219,380	219,380
Secured revolving credit facility, related party	28,920	32,920

Total Debt	$333,467	$349,279

        Collateralized Debt Obligations—In November 2005, we issued approximately $377,904 of CDOs ("CDO I") through two newly-formed subsidiaries, Crystal River CDO 2005-1, Ltd. (the "2005 Issuer") and Crystal River CDO 2005-1 LLC (the "2005 Co-Issuer"). CDO I consists of $227,500 of investment grade notes and $67,750 of non-investment grade notes, each with a final contractual maturity date of March 2046, which were co-issued by the 2005 Issuer and the 2005 Co-Issuer, and $82,654 of preference shares, which were issued by the 2005 Issuer. We retained all of the non-investment grade securities, the preference shares and the common shares in the 2005 Issuer. The 2005 Issuer holds assets, currently consisting of CMBS and RMBS, which serve as collateral for CDO I. Investment grade notes in the aggregate principal amount of $217,500 were issued with floating coupons with a combined weighted average interest rate of three-month LIBOR plus 0.58% and these notes were hedged at an annual rate of 5.068% to protect CDO I from increases in short-term interest rates. In addition, $10,000 of investment grade notes were issued with a fixed coupon rate of 6.02%. CDO I may be replenished, pursuant to certain rating agency guidelines relating to credit quality and diversification, with substitute collateral for loans that are repaid during the first five years of CDO I. Thereafter, CDO I's securities will be retired in sequential order from the senior-most to junior-most as loans are repaid. We incurred approximately $5,906 of issuance costs, which is amortized over the average life of CDO I. The 2005 Issuer and 2005 Co-Issuer are consolidated in our financial statements. The investment grade notes are treated as a secured financing, and are non recourse to us. Proceeds from the sale of the investment grade notes issued were used to repay outstanding debt under our repurchase agreements. As of December 31, 2009 and December 31, 2008, CDO I was collateralized by investment securities with fair values of $6,435 and $17,550, respectively. As of January 1, 2008, we elected the fair value option under FASB ASC 825-10-45-1 (previously SFAS 159) for our collateralized debt obligations, and the fair value of the investment grade notes that CDO I issued that are held by third parties as of December 31, 2009 and December 31, 2008 was $5,723 and $16,192, respectively ($132,260 and $142,183 par amount, respectively). Beginning in June 2008, CDO I began to fail certain over-collateralization triggers. During this period of failure, all notes subordinate to the most senior class with a relevant trigger failure will not receive their quarterly interest payments. The money that otherwise would be paid to those classes is used instead to pay down the principal balance of the senior-most outstanding notes. During the years ended December 31, 2009 and 2008, $518 and $0, respectively, was diverted from the affected classes to amortize senior notes issued by CDO I, and $9,406 and $0, respectively, of senior notes was otherwise repaid as provided in the indenture governing the CDO I notes. On September 2, 2009, the trustee of CDO 1 issued a "Notice of Event of Default"

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

9. DEBT AND OTHER FINANCING ARRANGEMENTS (Continued)

to the collateral manager for CDO I because of a failure by CDO I to pay interest on the Class D notes. This event of default entitles noteholders of the senior class of notes, the Class A notes, to direct the trustee to take particular actions with respect to the collateral owned by CDO I and the CDO notes issued by CDO I. The event of default did not trigger a reconsideration event under FASB ASC 810-10-25-39 through 25-41 (previously FIN 46R) and has no impact on our consolidated financial statements during the third quarter.

        In January 2007, we issued approximately $390,338 of CDOs ("CDO II") through two newly-formed subsidiaries, Crystal River Capital Resecuritization 2006-1 Ltd. (the "2006 Issuer") and Crystal River Capital Resecuritization 2006-1 LLC (the "2006 Co-Issuer"). CDO II consists of $324,956 of investment grade notes and $14,638 of non-investment grade notes, each with a final maturity date of September 2047, which were co-issued by the 2006 Issuer and the 2006 Co-Issuer, and $19,517 of non-investment grade notes and $31,227 of preference shares, which were issued by the 2006 Issuer. The 2006 Issuer initially held cash totaling $58,600 that was designated for the future funding of additional investments, all of which was invested during 2007. We retained all of the non-investment grade securities, the preference shares and the common shares in the 2006 Issuer. The 2006 Issuer holds assets, consisting of CMBS, which serve as collateral for CDO II. Investment grade notes in the aggregate principal amount of $324,956 were issued with floating coupons with a combined weighted average interest rate of one-month LIBOR plus 0.57% and these notes were hedged at an annual rate of 4.955% to protect CDO II from increase in short-term interest rates. We incurred approximately $6,006 of issuance costs, which is being amortized over the average life of CDO II. The 2006 Issuer and the 2006 Co-Issuer are consolidated in our financial statements. The investment grade notes are treated as a secured financing, and are non recourse to us. Proceeds from the sale of the investment grade notes issued were used to repay outstanding debt under our repurchase agreements. As of December 31, 2009 and December 31, 2008, CDO II was collateralized by investment securities with a fair value of $29,101 and $33,482, respectively. As of January 1, 2008, we elected the fair value option under FASB ASC 825-10-45-1 (previously SFAS 159) for our collateralized debt obligations, and the fair value of the investment grade notes that CDO II issued that are held by third parties as of December 31, 2009 and December 31, 2008 was $27,894 and $29,237, respectively ($323,002 and $324,844 par amount, respectively). During the years ended December 31, 2009 and 2008, $1,842 and $112, respectively, of cash flows from "distressed securities" owned by CDO II was diverted from the equity class to amortize senior notes issued by CDO II.

        Senior Mortgage-Backed Notes, Related Party—In April 2007, we issued $115,000 of senior mortgage-backed notes through a newly-formed subsidiary, CRZ ABCP Financing LLC. We retained $9,250 of senior subordinated mortgage-backed notes and $4,250 of subordinated mortgage-backed notes. CRZ ABCP Financing LLC holds assets, consisting of commercial whole mortgage loans, which serve as collateral for the mortgage-backed notes. Senior mortgage-backed notes in the aggregate principal amount of $101,500 were issued to an affiliate of our Manager with floating coupons with an interest rate of three-month LIBOR plus 0.35%. The holder of the senior mortgage-backed notes had the ability to charge us to the extent that its cost of funding exceeds the interest rate paid on the senior mortgage-backed notes. Interest on the senior mortgage-backed notes was payable monthly. The senior mortgage-backed notes had a maturity of April 2017 and the outstanding principal was due at maturity.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

9. DEBT AND OTHER FINANCING ARRANGEMENTS (Continued)

Early repayments or sales of the underlying mortgage loans required repayment of a portion of the senior mortgage-backed notes. The senior mortgage-backed notes were treated as a secured financing, and were non recourse to us. We incurred financing costs of $611, which were deferred and were being amortized over the term of the senior mortgage-backed notes. During the year ended December 31, 2008, we expensed $543 of deferred financing costs in connection with our redemption of the senior mortgage-backed notes (see below), which was recorded in other expenses on our statements of operations.

        During the year ended December 31, 2008, CRZ ABCP Financing LLC sold the 13 commercial whole mortgage loans that previously had been designated for sale, for proceeds totaling $105,362 (see Note 5). In connection with the sale of 11 of the 13 loans, we entered into a yield maintenance agreement that required that $4,096 of sale proceeds serve as collateral to protect the buyer against potential prepayments of those 11 real estate loans. The agreement provides that a proportionate share of the collateral will be released quarterly to either the buyer or us contingent on whether any prepayments are made by the respective borrowers of those 11 real estate loans. Proceeds totaling $105,568 (including accrued interest of $206) from the sale of the 13 real estate loans were used to redeem $95,397 of outstanding principal of Class A senior mortgage-backed notes held by an affiliate of our Manager, establish a yield maintenance account in the amount of $4,096 (see Note 10), terminate $107,920 notional amount of interest rate swaps within CRZ ABCP Financing LLC at a cost of $4,126 and pay closing costs of $169. In addition, during June 2008, we made an additional capital contribution of $3,000 to CRZ ABCP Financing LLC, which was used to further reduce the balance of the Class A senior mortgage-backed notes.

        Junior Subordinated Notes Held by Trust that Issued Trust Preferred Securities—In March 2007, we formed Crystal River Preferred Trust I ("Trust I") for the purpose of issuing trust preferred securities. In March 2007, Trust I issued $50,000 of trust preferred securities to an unaffiliated investor and $1,550 of trust common securities to us for $1,550. The combined proceeds were invested by Trust I in $51,550 of junior subordinated notes issued by us. The junior subordinated notes are the sole assets of Trust I and mature in April 2037, but are callable by us at par on or after April 2012. Interest is payable quarterly at a fixed rate of 7.68% (ten-year LIBOR plus 2.75%) through April 2012 and thereafter at a floating rate equal to three-month LIBOR plus 2.75%. We incurred financing costs of $1,356, which have been deferred and are being amortized over the term of the junior subordinated notes.

        Mortgages Payable—In March 2007, we financed a portion of our purchase of two office buildings located in Houston, Texas and Phoenix, Arizona, with a $198,500 mortgage loan that bears interest at an annual rate of 5.509% and matures on April 1, 2017. The mortgage provides for payments of interest only throughout the term of the loan and the entire principal is due at maturity. We have pledged our interest in the two office buildings, the related leases and the related rent enhancement receivables, related party, as collateral for this mortgage loan. We incurred financing costs of $209, which have been deferred and are being amortized over the term of the loan. In September 2007, we financed a portion of our purchase of one office building located in Arlington, Texas with a $20,880 mortgage loan that bears interest at an annual rate of 6.29% and matures on October 1, 2017. The mortgage provides for payments of interest only until October 1, 2010, after which we will be required to make monthly payments of $129 in respect of principal and interest. We will be required to pay the

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

9. DEBT AND OTHER FINANCING ARRANGEMENTS (Continued)

remaining principal and accrued interest at maturity. We have pledged our interest in the Arlington office building, the related lease and the related rent enhancement receivables, related party, as collateral for this mortgage loan. We incurred financing costs of $98, which have been deferred and are being amortized over the term of the loan.

        Revolving Credit Facility—In August 2007, we entered into a $100,000 unsecured 364-day credit facility with Brookfield US Corporation (f/k/a Brascan (U.S.) Corp.), an affiliate of our Manager. Indebtedness outstanding under the unsecured credit facility bore interest at LIBOR + 4.00%. In November 2007, we and Brookfield US Corporation amended the terms of the facility, effective as of September 30, 2007, to convert the facility to a secured revolving credit facility that provides for borrowings of up to $100,000 in the aggregate and to reduce the interest rate to LIBOR + 2.50%. In March 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of December 31, 2007, to extend the term of the facility from November 2008 to May 2009, to revise the financial covenant relating to minimum net worth (as defined in the facility) and to eliminate the financial covenants relating to minimum net income (as defined in the facility), compliance with a maximum leverage ratio and compliance with an interest rate sensitivity requirement. In August 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of June 30, 2008, to revise the financial covenant relating to minimum net worth. In February 2009, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility from May 2009 to May 2010, to lower the borrowing capacity under the facility from $100,000 to $50,000 and, effective as of December 31, 2008, to delete the financial covenant relating to minimum net worth. The secured facility bears interest at LIBOR + 2.50%. In February 2010, we and Brookfield US Corporation amended the terms of our secured revolving credit facility to extend the term of the facility from May 2010 to August 2010 unless sooner terminated as provided in the credit agreement. The credit facility and the amendments were approved by the independent members of our board of directors. The credit agreement contains customary representations, warranties and covenants, including covenants limiting dividends, liens, mergers, asset sales and other fundamental changes. In addition, if our current manager, Crystal River Capital Advisors, LLC, or another wholly owned subsidiary of Brookfield Asset Management Inc. is not acting as our manager, then Brookfield US Corporation may accelerate all amounts due under our revolving credit facility. We incurred financing costs of $8, which have been deferred and are being amortized over the term of the secured revolving credit facility.

        Restrictive Covenants and Maturities—Certain of our repurchase agreements (none of which were in use as of December 31, 2009 or December 31, 2008) contain financial covenants, such as maintaining a specific net asset value or worth, and certain of such repurchase agreements and our revolving credit facility contain covenants requiring us to maintain our REIT status. We were in compliance with respect to all our financial covenants under agreements for which we had outstanding borrowings as of December 31, 2009.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

9. DEBT AND OTHER FINANCING ARRANGEMENTS (Continued)

        Scheduled Debt Maturities—Scheduled maturities of our debt as of December 31, 2009 are as follows:

	CDO(1)	Junior Subordinated Notes	Mortgages Payable	Secured Revolving Credit Facility, Related Party	Totals
2010	$—	$—	$40	$28,920	$28,960
2011	—	—	245	—	245
2012	—	—	261	—	261
2013	—	—	278	—	278
2014	—	—	296	—	296
Thereafter	455,262	51,550	218,260	—	725,072

	$455,262	$51,550	$219,380	$28,920	$755,112

(1)
Amount is based on unpaid principal balance. As of December 31, 2009, the difference between fair value and unpaid principal balance is $421,645.

        Interest Expense—Interest expense is comprised of the following:

	Year Ended December 31,
	2009	2008	2007
Interest on repurchase agreements	$—	$12,661	$115,422
Interest expense (income) on interest rate swap agreements	1,369	2,049	(9,106)
Interest on CDO notes	5,735	17,721	29,670
Interest on senior mortgage-backed notes, related party	—	1,687	4,030
Interest on mortgages payable	12,419	12,453	9,075
Interest on junior subordinated notes	3,959	3,959	3,079
Interest on short-term debt	—	—	617
Interest on secured revolving credit facility, related party	884	2,738	342
Interest on margin borrowing	—	—	90
Amortization of deferred financing costs	77	275	3,411
Other	—	—	167

Total interest expense	$24,443	$53,543	$156,797

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

9. DEBT AND OTHER FINANCING ARRANGEMENTS (Continued)

        Interest payable is comprised of the following:

	December 31,
	2009	2008
Interest on CDO notes	$793	$516
Interest on mortgages payable	113	113
Interest on junior subordinated notes	671	671
Interest on secured revolving credit facility, related party	37	57

Total interest payable	$1,614	$1,357

10. COMMITMENTS AND CONTINGENCIES

        We invest in real estate construction loans. During the years ended December 31, 2009 and 2008, we made advances of $0 and $929, respectively, under these commitments. As of December 31, 2009, we had no unfunded commitments to fund any real estate loans.

        In January 2007, we made a $28,462 investment in a private equity fund that invests in real estate investments. The fund is managed by an affiliate of our Manager and the investment was approved by the independent members of our board of directors. In connection with that investment, we agreed to a future capital commitment of $10,392. Certain distributions from the private equity fund may be recalled by the fund's manager for reinvestment purposes. During March 2008, we sold our investment in the private equity fund to an affiliate of our Manager and the purchaser of our investment assumed our unfunded capital commitment. Accordingly, as of December 31, 2009, we had no further commitment with respect to this investment.

        In June 2008, we sold 11 whole loans to a third party (See Note 5). In connection with the sale, we entered into a yield maintenance agreement which serves to protect the buyer against potential prepayments of those 11 whole loans. In accordance with the agreement, we deposited $4,096 into a restricted trust account to serve as collateral for the potential loss contingency. The agreement provides for the release to be evaluated quarterly to either the buyer or us of a proportionate share of the collateral contingent on any prepayments of the 11 whole loans. During the years ended December 31, 2009 and December 31, 2008, $532 and $153, respectively, was released to us from the restricted trust account. As of December 31, 2009, our maximum loss contingency under this agreement totaled $3,213. The initial accrued loss contingency was recorded as additional realized loss on the sale of real estate loans in our statement of operations during 2008. As of December 31, 2009, we had an accrued loss contingency totaling $110 (compared to our maximum exposure to loss of $3,213 as of such date) based on assumptions developed by management relating to the timing and value of expected prepayments on the 11 loans.

11. RISK MANAGEMENT TRANSACTIONS

        We are exposed to certain risks arising from both our business operations and economic conditions. We principally manage our exposures to a wide variety of business and operational risks through management of our core business activities. We manage economic risks, including interest rate,

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

11. RISK MANAGEMENT TRANSACTIONS (Continued)

liquidity, and credit risk, primarily by managing the amount, sources and duration of our debt funding and the use of derivative financial instruments. Specifically, we have entered into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known and uncertain cash amounts, the value of which are determined by interest rates. Our derivative financial instruments are used to manage differences in the amount, timing and duration of our known or expected cash receipts and our known or expected cash payments principally related to our borrowings.

        Our objective in using interest rate derivatives is to manage our exposure to interest rate movements. To accomplish this objective, we primarily use interest rate swaps as part of our interest rate risk management strategy. Interest rate swaps involve the receipt of variable-rate amounts from counterparties in exchange for us making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount.

        As of December 31, 2009 and December 31, 2008, we did not have any foreign currency swaps in place.

        The fair value of our derivatives as of December 31, 2009 and December 31, 2008 consisted of the following:

	December 31,
	2009	2008
Derivative Assets:
Interest rate swaps	$—	$—
Interest receivable—swaps	—	—

Total derivative assets	$—	$—

Derivative Liabilities:
Interest rate swaps	$25,308	$37,659
Credit default swaps	9,628	19,140
Interest payable—swap	441	366
Other	1	481

Total derivative liabilities	$35,378	$57,646

        The notional amount of our open undesignated interest rate swap positions as of December 31, 2009 and December 31, 2008 were as follows:

	December 31,
	2009	2008
Interest rate swaps on CDO I notes	$40,493	$44,549
Interest rate swaps on CDO II notes	240,467	240,467

	$280,960	$285,016

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

11. RISK MANAGEMENT TRANSACTIONS (Continued)

        As of December 31, 2009 and December 31, 2008, we had unhedged liabilities under our secured revolving credit facility totaling $28,920 and $32,920, respectively.

        During the year ended December 31, 2009, the change in the valuation of the interest rate swaps in the amount of $12,353 was recorded in realized and unrealized loss on derivatives on our statement of operations. The net unamortized deferred losses on settled and unsettled swaps as of December 31, 2009 and December 31, 2008 were $9,170 and $10,539, respectively, and are being amortized into earnings through interest expense.

        Derivatives not designated as hedges are not speculative and are used to manage our exposure to interest rate movements and other identified risks but do not meet the strict hedge accounting requirements of FASB ASC 815-10-50-4(e) (previously SFAS 133). Changes in the fair value of derivatives not designated in hedging relationships recorded directly in earnings for the years ended December 31, 2009, 2008 and 2007 totaled $12,353, $17,950 and $6,383, respectively.

        As a result of the sale of our Agency MBS portfolio and related repayment of our repurchase agreements in 2008, we determined that it was no longer probable that the future repurchase agreements that certain of our interest rate swaps were hedging would occur. As a result, we reclassified $9,666 of realized and unrealized loss out of accumulated other comprehensive income (loss) into realized and unrealized gain (loss) on derivatives in the consolidated statement of operations in the first quarter of 2008.

        The components of our accumulated derivative gain (loss) included in other comprehensive income (loss) are as follows:

	Year Ended December 31,
	2009	2008	2007
Net unrealized accumulated derivative gain (loss) on active and settled interest rate swaps and caps—beginning of year	$(10,539)	$(25,219)	$9,651
Net change in active and settled swaps	—	4,199	(32,643)
Net realized losses on settled swaps reclassified into earnings	—	8,982	—
Net realized (gains) losses on settled and active swaps amortized into earnings	1,369	1,499	(2,227)

Net unrealized accumulated derivative loss on active and settled interest rate swaps and caps—end of year	$(9,170)	$(10,539)	$(25,219)

        Amounts reported in accumulated other comprehensive loss related to derivatives will be reclassified to interest expense as interest payments are made on our variable-rate debt. During 2009, an additional $1,369 was reclassified as an increase in interest expense. During the year ended December 31, 2009, we accelerated the reclassification of a $167 loss in other comprehensive loss to earnings as a result of the hedged forecasted transactions becoming probable not to occur. No such acceleration occurred during the years ended December 31, 2008 or 2007. We estimate that an additional $1,203 will be reclassified into earnings.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

11. RISK MANAGEMENT TRANSACTIONS (Continued)

        The components of net realized and unrealized loss on derivatives are as follows:

	Year Ended December 31,
	2009	2008	2007
Realized/unrealized losses on credit default swaps ("CDS")	$(488)	$(16,481)	$(76,141)
Realized/unrealized losses on foreign currency swaps ("FCS")	—	—	(5,149)
Unrealized losses on hedge ineffectiveness	(12,918)	(10,789)	(1,227)
Unrealized gains (losses) on economic hedges not designated for hedge accounting	12,353	(22,703)	(3,105)
Net realized losses on settlement of interest rate swaps	—	(20,994)	(1,089)
Premium earned on CDS	191	450	2,212
Swap transaction expense	(29)	(162)	(452)
Other	479	—	—

Net realized and unrealized losses on derivatives	$(412)	$(70,679)	$(84,951)

        As of December 31, 2009 and December 31, 2008, we were not required to provide any collateral in respect of our interest rate swaps.

        The maturities of the notional amounts of our interest rate swaps outstanding as of December 31, 2009 are as follows: $40,493 in 2013 and $240,467 in 2018.

        As of December 31, 2009 and December 31, 2008, we held various credit default swaps, as the protection seller, with notional amounts (maximum exposure to loss) of $10,000 and $20,000, respectively. A credit default swap is a financial instrument used to transfer the credit risk of a reference entity from one party to another for a specified period of time. In a standard CDS contract, one party, referred to as the protection buyer, purchases credit default protection from another party, referred to as the protection seller, for a specific notional amount of obligations of a reference entity. In these transactions, the protection buyer pays a premium to the protection seller. The premium generally is paid monthly in arrears, but may be paid in full up front in the case of a CDS with a short maturity. Generally, if a credit event occurs during the term of the CDS, the protection seller pays the protection buyer the notional amount and takes delivery of the reference entity's obligation. CDS are generally unconditional, irrevocable and non-cancelable. During the year ended December 31, 2008, we closed out six CDS on single names in an aggregate notional amount of $55,000, with a realized loss of approximately $30,249, of which $19,780 was accrued in 2007 as an unrealized loss. At December 31, 2009, the fair value of our net liability relating to credit default swap contracts was $9,628, compared to a net liability of $19,140 at December 31, 2008, primarily as a result of the occurrence of a credit event on the reference obligation underlying one of our CDS on which we sold protection, which required us to make payments on that CDS in the amount of $10,000 during the year ended December 31, 2009. As of December 31, 2009, we had posted cash of $10,497 as collateral in connection with our single name CDS, which is included in restricted cash on the balance sheet.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

11. RISK MANAGEMENT TRANSACTIONS (Continued)

        The components of our outstanding credit default swaps as of December 31, 2009 are as follows:

FHLT 2005-1 M8
Notional amount	$10,000
Expiration date	6/25/2035
Fair value	$(9,628)
Exposure to loss	$372

12. STOCKHOLDERS' EQUITY AND LONG-TERM INCENTIVE PLAN

        In March 2005, we completed the Private Offering in which we sold 17,400,000 shares of common stock, $0.001 par value, at an offering price of $25 per share, including the purchase of 400,000 shares of common stock by the initial purchasers/placement agents pursuant to an over-allotment option. We received proceeds from these transactions in the amount of $405,613, net of underwriting commissions, placement agent fees and other offering costs totaling $29,387. In August 2006, we completed the Public Offering in which we sold 7,500,000 shares of common stock at an offering price of $23 per share. The proceeds received from the Public Offering were $158,599, which was net of underwriting and other offering costs of $13,901. Each share of common stock entitles its holder to one vote per share.

        In March 2005, we adopted a Long-Term Incentive Plan (the "Plan") that provides for awards under the Plan in the form of stock options, stock appreciation rights, restricted and unrestricted stock awards, restricted stock units, deferred stock units and other performance awards. Our Manager and our officers, employees, directors, advisors and consultants who provide services to us are eligible to receive awards under the Plan. The Plan has a term of 10 years and, based on awards since adoption, limits awards through December 31, 2009 to a maximum of 2,502,180 shares of common stock. For subsequent periods, the maximum number of shares of common stock that may be subject to awards granted under the Plan can increase by 10% of the difference between the number of shares of common stock outstanding at the end of the current calendar year and the prior calendar year. In no event will the total number of shares that can be issued under the Plan exceed 10,000,000.

        In connection with the Plan, a total of 84,000 shares of restricted common stock and 126,000 stock options (exercise price of $25 per share) were granted to our Manager in March 2005. The Manager subsequently transferred these shares and options to certain of its officers and employees, certain of our directors and other individuals associated with our Manager who provide services to us. The restrictions on the restricted common stock lapse and full rights of ownership vest for one-third of the restricted shares and options on each of the first three anniversary dates of issuance. Vesting is predicated on the continuing involvement of our Manager in providing services to us. In addition, 3,500 shares of unrestricted stock were granted to the independent members of our board of directors in March 2005 in lieu of cash remuneration. The independent members of our board of directors fully vested in the shares on the date of grant.

        During the year ended December 31, 2009, we issued 4,000 shares of restricted common stock and 6,000 restricted stock units in the aggregate to the independent members of our board of directors, all

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

12. STOCKHOLDERS' EQUITY AND LONG-TERM INCENTIVE PLAN (Continued)

of which such shares of restricted common stock and restricted stock units will vest on the first anniversary of issuance. In addition, during the year ended December 31, 2009, we issued 249,975 deferred stock units to certain independent members of our board of directors. Of these amounts, 160,345 deferred stock units and restricted stock units and 4,000 shares of restricted stock were issued in lieu of cash remunerations. These independent members of our board of directors fully vested in the deferred stock units at the date of grant.

        During the year ended December 31, 2008, we issued 2,000 shares of restricted common stock to an independent member of our board of directors. In addition, during the year ended December 31, 2008, we also issued 158,168 deferred stock units and restricted stock units to certain independent members of our board of directors. Of these amounts, 128,330 deferred stock units and restricted stock units and 2,000 shares of restricted common stock were issued in lieu of cash remunerations. These independent members of our board of directors fully vested in the deferred stock units at the date of grant.

        During the year ended December 31, 2007, a former senior executive officer resigned and forfeited 20,000 shares of restricted common stock that were issued during the year ended December 31, 2006 and had not vested as of the date of his resignation. During the year ended December 31, 2007, we issued 2,000 shares of restricted common stock to an independent member of our board of directors. In addition, during the year ended December 31, 2007, we also issued 20,730 deferred stock units and restricted stock units to certain independent members of our board of directors. Of these amounts, 16,637 deferred stock units and restricted stock units and 2,000 shares of restricted stock were issued in lieu of cash remunerations. These independent members of our board of directors fully vested in the deferred stock units at the date of grant.

        The fair value of unvested shares of the restricted stock issued to our Manager, directors and employees of our Manager's affiliates as of December 31, 2009 and 2008 was $2 and $1, respectively, and the fair value of unvested stock options granted as of each of December 31, 2009 and December 31, 2008 was $0 ($0 per share). For the years ended December 31, 2009, 2008 and 2007, $9, $8 and $643, respectively, was expensed relating to the amortization of the restricted stock and the stock options. For the years ended December 31, 2009, 2008 and 2007, $167, $319 and $497, respectively, was expensed relating to the amortization of deferred stock units.

        The Binomial option pricing model was used for pricing our stock options with the following assumptions as of March 15, 2008:

March 15, 2008(1)
Strike price	$25.00
Dividend yield	25.61%
Expected volatility	35.0%
Risk free interest rate	5.0%
Expected life of options	6 years

(1)
March 15, 2008 represents the vesting date of all outstanding stock options.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

12. STOCKHOLDERS' EQUITY AND LONG-TERM INCENTIVE PLAN (Continued)

        Option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Our stock options have characteristics that are significantly different from those of traded options and changes in the subjective input assumptions could materially affect the fair value estimate.

        Restricted stock activity from inception is as follows:

	Number of Shares of Restricted Stock	Weighted Average Fair Value
Non-vested stock awards, March 15, 2005	—	—
Granted	84,000	$25.00
Vested	—	—
Forfeited	—	—

Non-vested stock awards, December 31, 2005	84,000	25.00
Granted	38,000	24.86
Vested	(28,662)	25.00
Forfeited	(4,000)	25.00

Non-vested stock awards, December 31, 2006	89,338	24.94
Granted	2,000	26.85
Vested	(40,667)	24.87
Forfeited	(20,000)	25.00

Non-vested stock awards, December 31, 2007	30,671	25.12
Granted	2,000	5.52
Vested	(30,671)	25.12
Forfeited	—	—

Non-vested stock awards, December 31, 2008	2,000	5.52
Granted	4,000	1.94
Vested	(2,000)	5.52
Forfeited	—	—

Non-vested stock awards, December 31, 2009	4,000	1.94

Price range of stock awards outstanding	$1.94 – $26.85

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

12. STOCKHOLDERS' EQUITY AND LONG-TERM INCENTIVE PLAN (Continued)

        Information regarding the granted and outstanding options to purchase our common stock since inception is as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Fair Value
Options outstanding at March 15, 2005	—	—	—
Granted	126,000	$25.00	$2.19
Exercised	—	—	—
Forfeited	—	—	—

Options outstanding at December 31, 2005	126,000	$25.00	$2.19
Granted	4,000	$25.00	$2.49
Exercised	—	—	—
Forfeited	—	—	—

Options, outstanding at December 31, 2006	130,000	$25.00	$2.63
Granted	—	—	—
Exercised	—	—	—
Forfeited	—	—	—

Options, outstanding at December 31, 2007	130,000	$25.00	$0.21
Granted	—	—	—
Exercised	—	—	—
Forfeited	—	—	—

Options, outstanding at December 31, 2008	130,000	$25.00	$0.21
Granted	—	—	—
Exercised	—	—	—
Forfeited	—	—	—

Options, outstanding at December 31, 2009	130,000	$25.00	$0.00

	December 31,
	2009	2008	2007
Options exercisable at end of period	130,000	130,000	86,660
Exercise price of options outstanding	$25.00	$25.00	$25.00
Weighted-average remaining contractual life	5.21 years	6.21 years	7.21 years

        The intrinsic value of our exercisable and outstanding stock options as of December 31, 2009 was $0.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

12. STOCKHOLDERS' EQUITY AND LONG-TERM INCENTIVE PLAN (Continued)

        Information regarding outstanding deferred stock units since inception is as follows:

	Number of Deferred Stock Units	Weighted Average Fair Value
Deferred Stock Units outstanding at March 15, 2005	—	—
Granted	—	—
Exercised	—	—
Forfeited	—	—
Deferred Stock Units outstanding at December 31, 2005	—	—

Granted	21,690	$23.73
Exercised	—	—
Forfeited	—	—

Deferred Stock Units outstanding at December 31, 2006	21,690	$23.73
Granted	20,729	$22.74
Exercised	—	—
Forfeited	—	—

Deferred Stock Units outstanding at December 31, 2007	42,419	$23.25
Granted	158,168	$2.15
Exercised	—	—
Forfeited	—	—

Deferred Stock Units outstanding at December 31, 2008	200,587	$6.61
Granted	249,975	$1.06
Exercised	—	—
Forfeited	—	—

Deferred Stock Units outstanding at December 31, 2009	450,562	$3.53

        The following table shows our stock repurchase activity during 2007; there was no stock repurchase activity during 2008 or 2009.

Period	Total Number of Shares Purchased(1)	Average Price Paid Per Share(2)	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
August 21 – 31, 2007	55,400	$14.48	55,400	1,944,600
September 1 – 30, 2007	119,600	15.28	175,000	1,825,000
October 1 – 31, 2007	59,700	17.24	234,700	1,765,300
November 1 – 30, 2007	64,600	13.39	299,300	1,700,700
December 1 – 31, 2007	—	—	299,300	1,700,700

(1)
On August 7, 2007, our board of directors authorized and announced the repurchase of 2,000,000 shares of our common stock in open-market or in privately negotiated transactions. The amount

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

12. STOCKHOLDERS' EQUITY AND LONG-TERM INCENTIVE PLAN (Continued)

  and timing of purchases will depend upon a number of factors, including the price and availability of our shares and general market conditions. This program has no expiration date but may be terminated by our board of directors at any time. We purchased an aggregate of 299,300 shares during the periods indicated above under this program. There are 1,700,700 shares remaining for repurchase under this program as of December 31, 2008.

(2)
Includes brokerage commissions.

        Accumulated other comprehensive loss as of December 31, 2009 and December 31, 2008 was comprised of the following:

	December 31, 2009	December 31, 2008
Net unrealized gains on available-for-sale securities	$2,083	$724
Net realized and unrealized losses on interest rate swap agreements accounted for as cash flow hedges	(9,170)	(10,539)

Total accumulated other comprehensive loss	$(7,087)	$(9,815)

        Total comprehensive loss totaled $85,552, $299,756 and $374,571 for the years ended December 31, 2009, 2008 and 2007, respectively.

13. FINANCIAL RISKS

        We are subject to various risks, including credit, interest rate and market risk. We are subject to interest rate risk to the extent that our interest-bearing liabilities mature or re-price at different speeds, or different bases, than our interest-earning assets. Credit risk is the risk of default on our investments that results in a counterparty's failure to make payments according to the terms of the contract.

        Market risk reflects changes in the value of the investment securities and real estate loans due to changes in interest rates or other market factors, including the rate of prepayments of principal and the value of the collateral underlying our investment securities and real estate loans.

        As of December 31, 2009 and December 31, 2008, the mortgage loans in the underlying collateral pools for all securities we owned were secured by properties predominantly in Arizona (12% in 2009, 10% in 2008), California (12% in 2009, 14% in 2008), Florida (6% in 2009, 5% in 2008), New York (10% in 2009, 13% in 2008) and Texas (15% in 2009, 12% in 2008). All other states comprise individually less than 5% as of December 31, 2009 and December 31, 2008.

        As of December 31, 2009 and December 31, 2008, we had a concentration of tenant risk relating to our commercial real estate properties. Our commercial real estate properties are leased on a triple net basis to JPMorgan Chase under leases that expire in 2021 for our Houston, Texas and Phoenix, Arizona properties and in 2027 for our Arlington, Texas property. In addition, rental income from our commercial real estate segment represented 42.7% and 15.9% of our total revenue for the years ended December 31, 2009 and December 31, 2008, respectively.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

14. RELATED PARTY TRANSACTIONS

        We have entered into a management agreement, as amended (the "Agreement"), with our Manager. The initial term of the Agreement expired in December 2008 and was renewed for a one-year term. After the initial term, the Agreement will be automatically renewed for a one-year term each anniversary date thereafter unless we or our Manager terminate the Agreement. The Agreement provides that our Manager will provide us with investment management services and certain administrative services and will perform our day-to-day operations. The monthly base management fee for such services is equal to 1.5% of one-twelfth of our equity, as defined in the Agreement, payable in arrears. In future periods, to the extent that our equity is negative, we expect that our base management fee would be zero. The current term of the Agreement will expire in December 2010.

        In addition, under the Agreement, our Manager earns a quarterly incentive fee equal to 25% of the amount by which the quarterly net income per share, as defined in the Agreement (which principally excludes the effect of stock compensation and the unrealized change in derivatives), exceeds an amount equal to the product of the weighted average of the price per share of the common stock we issued in the Private Offering and in the Public Offering and the price per share of common stock in any subsequent offerings by us, multiplied by the higher of (i) 2.4375% or (ii) 25% of the then applicable 10 year Treasury note rate plus 0.50%, multiplied by the then weighted average number of outstanding shares for the quarter. The incentive fee is paid quarterly. The Agreement provides that 10% of the incentive management fee is to be paid in shares of our common stock (providing that such payment does not result in our Manager owning directly or indirectly more than 9.8% of our issued and outstanding common stock) and the balance is to be paid in cash. Our Manager may, at its sole discretion, elect to receive a greater percentage of its incentive management fee in shares of our common stock. The incentive management fees included in our consolidated statements of operations that were incurred during the years ended December 31, 2009, 2008 and 2007 were $0, $0 and $124, respectively. In accordance with the Agreement, we issued to our Manager shares of our common stock in respect of 10% of such incentive management fees, which totaled 445 shares for the year ended December 31, 2007.

        The Agreement may be terminated upon the affirmative vote of at least two-thirds of the independent members of our board of directors after the expiration of the initial term and by providing at least 180 days prior notice based upon either: (i) unsatisfactory performance by our Manager that is materially detrimental to us, or (ii) a determination by the independent members of our board of directors that the management fees payable to our Manager are not fair (subject to our Manager's right to prevent a compensation termination by agreeing to a mutually acceptable reduction of the management fees). If we terminate the Agreement, then we must pay our Manager a termination fee equal to twice the sum of the average annual base and incentive fees earned by our Manager during the two twelve-month periods immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination.

        We issued to our Manager 84,000 shares of our restricted common stock and granted options to purchase 126,000 shares of our common stock for a 10 year period at a price of $25 per share in March 2005. We issued to one of our executive officers 30,000 shares of restricted common stock in March 2006. 10,000 of such shares vested on March 15, 2007 and the remaining 20,000 shares were forfeited in April 2007 when the executive officer to whom such shares were issued resigned from his position with us. We issued to one of our directors 2,000 shares of restricted stock in May 2007 which vested on the

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

14. RELATED PARTY TRANSACTIONS (Continued)

first anniversary of their date of issuance, we issued to one of our directors 2,000 shares of restricted stock in June 2008 which vested on the first anniversary of their date of issuance, and we issued to two of our directors an aggregate of 4,000 shares of restricted stock in June 2009, which will vest on the first anniversary of their date of issuance. For the years ended December 31, 2009, 2008 and 2007, the base management expense was $0, $1,253 and $5,823, respectively. Included in the management fee expense for the years ended December 31, 2009, 2008 and 2007 is $0, $(27) and $555, respectively, of amortization of stock-based compensation related to restricted stock and options granted. For management fees earned during the year ended December 31, 2008, we issued to our Manager 68,338 shares of common stock on May 2, 2008; 99,998 shares of common stock on August 6, 2008; 29,969 shares of common stock on October 31, 2008.

        The Agreement provides that we are required to reimburse our Manager for certain expenses incurred by our Manager on our behalf provided that such costs and reimbursements are no greater than that which would be paid to outside professionals or consultants on an arm's length basis. For the years ended December 31, 2009, 2008 and 2007, we were not charged any reimbursable costs by our Manager.

        In January 2007, we purchased a $28,462 investment in BREF One, LLC (the "Fund"), a real estate finance fund sponsored by Brookfield Asset Management, and incurred a $10,392 unfunded capital commitment to the Fund. The acquisition was made from two subsidiaries of Brookfield Asset Management. During the year ended December 31, 2008, we sold our interest in the Fund to an affiliate of our Manager and the purchaser assumed our unfunded capital commitment. In addition, income (loss) from the equity investment in the Fund for the years ended December 31, 2008 and 2007 was $(40) and $2,610.

        In February 2007, we entered into a sale and purchase agreement with BREOF BNK Fannin LP and BREOF BNK Phoenix LLC, two subsidiaries of a real estate opportunity fund sponsored by Brookfield and managed by a Brookfield subsidiary, to acquire two commercial properties for a total purchase price of $234,710. We paid the purchase price for the properties with the proceeds from a $198,500 mortgage loan from an external lender that bears interest at an annual rate of 5.509% and matures on April 1, 2017 and with available cash. In addition to the sale and purchase agreement, we entered into rent enhancement agreements with BREOF BNK Fannin LP and BREOF BNK Phoenix LLC under which we will receive monthly rent enhancement payments through 2015 totaling $15,905.

        In April 2007, we issued $115,000 of senior mortgage-backed notes through a newly-formed subsidiary, CRZ ABCP Financing LLC. We retained $9,250 of senior subordinated mortgage-backed notes and $4,250 of subordinated mortgage-backed notes. CRZ ABCP Financing LLC held assets, consisting of 13 commercial whole mortgage loans, which served as collateral for the mortgage-backed notes. Senior mortgage-backed notes in the aggregate principal amount of $101,500 were issued to an affiliate of our Manager with floating coupons with an interest rate of three-month LIBOR plus 0.35%. Interest on the senior mortgage-backed notes was payable monthly. The senior mortgage-backed notes had a maturity of April 2017 and the outstanding principal was due at maturity. Early repayments of the underlying mortgage loans required repayment of a portion of the senior mortgage-backed notes. The senior mortgage-backed notes were treated as a secured financing, and were non recourse to us.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

14. RELATED PARTY TRANSACTIONS (Continued)

Proceeds from the sale of the senior mortgage-backed notes issued were used to repay outstanding debt under our repurchase agreements. During the year ended December 31, 2008, CRZ ABCP Financing LLC sold 13 commercial whole mortgage loans that previously had been designated for sale for proceeds of $105,362. The net proceeds of $101,334 were used to repay the senior mortgage-backed notes that were held by an affiliate of our Manager. In addition, during June 2008, we made an additional capital contribution of $3,000 to CRZ ABCP Financing LLC, which was used to further reduce the balance of the Class A senior mortgage-backed notes. As of December 31, 2008, we did not have any senior mortgage-backed notes outstanding.

        In August 2007, we entered into a $100,000 unsecured 364-day credit facility with Brookfield US Corporation (f/k/a Brascan (U.S.) Corp.), an affiliate of our Manager. Indebtedness outstanding under the unsecured credit facility bore interest at LIBOR + 4.00%. In November 2007, we and Brookfield US Corporation amended the terms of the facility, effective as of September 30, 2007, to convert the facility to a secured revolving credit facility that provides for borrowings of up to $100,000 in the aggregate and to reduce the interest rate to LIBOR + 2.50%. In March 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of December 31, 2007, to extend the term of the facility from November 2008 to May 2009, to revise the financial covenant relating to minimum net worth (as defined in the facility) and to eliminate the financial covenants relating to minimum net income (as defined in the facility), compliance with a maximum leverage ratio and compliance with an interest rate sensitivity requirement. In August 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of June 30, 2008, to revise the financial covenant relating to minimum net worth. In February 2009, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility from May 2009 to May 2010, to lower the borrowing capacity under the facility from $100,000 to $50,000 and, effective as of December 31, 2008, to delete the financial covenant relating to minimum net worth. The secured facility bears interest at LIBOR + 2.50%. The credit facility and the amendments were approved by the independent members of our board of directors. The credit agreement contains customary representations, warranties and covenants, including covenants limiting dividends, liens, mergers, asset sales and other fundamental changes. In addition, if our current manager, Crystal River Capital Advisors, LLC, or another wholly owned subsidiary of Brookfield Asset Management Inc. is not acting as our manager, then Brookfield US Corporation may accelerate all amounts due under our revolving credit facility. We incurred financing costs of $8, which have been deferred and are being amortized over the term of the secured revolving credit facility.

        In August 2007, we sold one whole loan to an affiliate of our Manager at its carrying value plus accrued interest receivable, for total proceeds of $45,369.

        In September 2007, we entered into a sale and purchase agreement with BREOF BNK2 Arlington LP, a subsidiary of a real estate opportunity fund sponsored by Brookfield and managed by a Brookfield subsidiary, to acquire one commercial property for a total purchase price of $26,494. We paid the purchase price for the property with the proceeds from a $20,880 mortgage loan from an external lender that bears interest at an annual rate of 6.29% and matures on October 1, 2017 and with available cash. In addition to the sale and purchase agreement, we entered into rent enhancement agreements with BREOF BNK2 Arlington LP under which we will receive monthly rent enhancement payments through 2019 totaling $6,902.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

14. RELATED PARTY TRANSACTIONS (Continued)

        The following amounts from related party transactions are included in our consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Interest income from real estate loans to related parties	$—	$—	$1,517
Interest expense on indebtedness to related parties	(884)	(4,425)	(8,891)
Interest income from rent enhancement receivables from related parties	750	882	606
Income (loss) from equity investment in private investment fund managed by related party	—	(40)	2,610

        The following amounts from related party transactions are included in our consolidated balance sheets as of December 31, 2009 and December 31, 2008:

	December 31,
	2009	2008
Interest payable on indebtedness to related parties	$37	$57
Rent enhancement receivable from related parties	11,439	13,828
Secured revolving credit facility, related party	28,920	32,920

        We and our Manager have entered into sub-advisory agreements with other affiliated entities and the fees payable under such agreements will be paid from any management fees earned by our Manager. In addition, certain of these affiliated sub-advisory entities introduced investments to us for purchase that we acquired for a total of $0, $0 and $289,009 during the years ended December 31, 2009, 2008 and 2007, respectively. The purchase price of three commercial real estate properties that we purchased during the year ended December 31, 2007 from an affiliate of our Manager, at a total cost of $260,543, were determined as part of a competitive bid process, and the purchase price of our investment in a private equity fund managed by an affiliate of our Manager, at a total initial cost of $28,462, was acquired at its book value assuming hypothetical liquidation. All such acquisitions were approved in advance by the independent members of our board of directors.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

15. EARNINGS PER SHARE

        The following table sets forth the calculation of Basic and Diluted EPS for the years ended December 31, 2009, 2008 and 2007 (in thousands, except share and per share amounts):

	Year Ended December 31, 2009			Year Ended December 31, 2008			Year Ended December 31, 2007
	Net Loss	Weighted Average Number of Shares Outstanding(1)	Per Share Amount	Net Loss	Weighted Average Number of Shares Outstanding(1)	Per Share Amount	Net Loss	Weighted Average Number of Shares Outstanding(1)	Per Share Amount
Basic EPS:
Net loss per share of common stock	$(88,280)	25,211,260	$(3.50)	$(307,092)	24,866,206	$(12.35)	$(345,878)	24,962,708	$(13.86)
Effect of Dilutive Securities:
Options outstanding for the purchase of common stock	—	—		—	—		—	—

Diluted EPS:
Net loss per share of common stock and assumed conversions	$(88,280)	25,211,260	$(3.50)	$(307,092)	24,866,206	$(12.35)	$(345,878)	24,962,708	$(13.86)

(1)
Including other participating securities.

        As of each of December 31, 2009, 2008 and 2007, options to purchase a total of 130,000 shares of common stock have been excluded from the computation of diluted EPS as they were determined to be antidilutive.

16. FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying amounts and estimated fair values of our other financial instruments as of December 31, 2009 and December 31, 2008 were as follows:

	December 31, 2009		December 31, 2008
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Assets:
Investment securities	$42,826	$42,826	$72,916	$72,916
Real estate loans	—	—	9,034	8,520
Real estate loans held for sale	5,903	5,903	5,058	5,058
Other investments	1,550	243	1,550	297
Derivative assets			—	—
Liabilities:
Collateralized debt obligations	33,617	33,617	45,429	45,429
Junior subordinated notes	51,550	8,087	51,550	9,865
Mortgages payable	219,380	147,873	219,380	128,235
Secured revolving credit facility, related party	28,920	28,631	32,920	32,112
Derivative liabilities	35,378	35,378	57,280	57,280

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

16. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        The methodologies used and key assumptions made to estimate fair values are as follows:

        Investment securities—The fair value of investment securities is estimated by obtaining broker quotations, where available, based upon reasonable market order indications or a good faith estimate thereof. For securities where market quotes are not readily obtainable, management also may estimate values, and considers factors including the credit characteristics and term of the underlying security, market yields on securities with similar credit ratings, and sales of similar securities, where available.

        Real estate loans and real estate loans held for sale—The fair value of our loan portfolio is estimated by using a discounted cash flow analysis, utilizing scheduled cash flows and discount rates estimated by management to approximate those that a willing buyer and seller might use.

        Other investments—The fair value of our interest in equity investments is estimated using the fair value of the assets exchanged for the cancellation of the trust preferred securities (see Note 19).

        Derivative assets and liabilities—The fair value of our derivative assets and liabilities is estimated using current market quotes and third-party quotations, where available, and taking into consideration credit risk.

        Collateralized debt obligations—The fair value of collateralized debt obligations is estimated by obtaining multiple third-party valuations.

        Junior subordinated notes—The fair value of our junior subordinated notes is estimated using the fair value of the assets exchanged for the cancellation of the trust preferred securities (see Note 19).

        Mortgages payable—The fair value of our mortgage notes is estimated using a discounted cash flow analysis, based on management's estimates of market interest rates.

        Secured revolving credit facility, related party—The fair value of the secured revolving credit facility, related party, is estimated by using a discounted cash flow analysis, utilizing discount rates estimated by management.

17. SEGMENT REPORTING

        We determined that we operate in two reportable segments: a Securities, Loans and Other segment and a Commercial Real Estate segment. The accounting policies of the segments are the same as those described in the summary of significant accounting policies as discussed in Note 2. The reportable segments were determined based on the allocation of our investment portfolio between investment activity and commercial real estate operations in which separate performance data is produced and analyzed by management and our chief operating decision-maker.

        Our Securities, Loans and Other segment includes all of our investment activities related to securities, real estate loans and equity investments. Our Commercial Real Estate segment includes all of our activities related to the ownership and leasing of the three commercial real properties.

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

17. SEGMENT REPORTING (Continued)

        The following table summarizes our segment reporting for the years ended December 31, 2009, 2008 and 2007 and our total assets as of December 31, 2009 and December 31, 2008:

	Securities, Loans and Other	Commercial Real Estate	Total
Year ended December 31, 2009
Total revenues	$29,124	$21,671	$50,795
Interest expense	(11,994)	(12,449)	(24,443)
Depreciation and amortization expense	—	(12,088)	(12,088)
Provision for loss on real estate loans	(7,571)	—	(7,571)
Total expenses	(25,936)	(26,201)	(52,137)
Income (loss) before other revenues (expenses)	3,188	(4,530)	(1,342)
Realized and unrealized gain (loss) on derivatives	(412)	—	(412)
Total other-than-temporary impairments on available-for-sale securities	(10,860)	—	(10,860)
Portion of other-than-temporary impairments recognized in other comprehensive income	(67,087)	—	(67,087)
Net change in assets and liabilities valued under FVO	(4,085)	—	(4,085)
Total other expenses	(86,938)	—	(86,938)
Net loss	(83,750)	(4,530)	(88,280)
Year ended December 31, 2008
Total revenues	$117,216	$22,225	$139,441
Interest expense	(41,060)	(12,483)	(53,543)
Depreciation and amortization expense	—	(12,088)	(12,088)
Provision for loss on real estate loans	(27,073)	—	(27,073)
Total expenses	(76,006)	(26,212)	(102,218)
Income (loss) before other revenues (expenses)	41,210	(3,987)	37,223
Realized and unrealized loss on derivatives	(70,679)	—	(70,679)
Impairment of available-for-sale securities	(142,916)	—	(142,916)
Net change in assets and liabilities valued under FVO	(123,708)	—	(123,708)
Total other expenses	(344,315)	—	(344,315)
Net loss	(303,105)	(3,987)	(307,092)

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

17. SEGMENT REPORTING (Continued)

	Securities, Loans and Other	Commercial Real Estate	Total
Year ended December 31, 2007
Total revenues	$219,919	$16,210	$236,129
Interest expense	(147,722)	(9,075)	(156,797)
Depreciation and amortization expense	—	(8,948)	(8,948)
Provision for loss on real estate loans	(4,500)	—	(4,500)
Total expenses	(165,381)	(19,134)	(184,515)
Income (loss) before other revenues (expenses)	54,538	(2,924)	51,614
Realized and unrealized loss on derivatives	(84,951)	—	(84,951)
Impairment of available-for-sale securities	(317,931)	—	(317,931)
Total other expenses	(397,492)	—	(397,492)
Net income (loss)	(342,954)	(2,924)	(345,878)
December 31, 2009
Total assets	$73,101	$308,852	$381,953
December 31, 2008
Total assets	$126,647	$321,654	$448,301

18. SELECTED QUARTERLY RESULTS OF OPERATIONS (Unaudited)

        The following is a summary of the unaudited quarterly results of operations for the years ended December 31, 2009 and 2008 (in thousands except per share data):

	December 31, 2009	September 30, 2009(1)	June 30, 2009(1)	March 31, 2009
Operating results:
Total interest and dividend income	$814	$6,580	$7,365	$14,365
Rental income, net	5,337	5,284	5,446	5,604
Total revenues	6,151	11,864	12,811	19,969
Interest expense	(5,796)	(5,919)	(6,195)	(6,533)
Income before other revenues (expenses)	(6,107)	615	2,033	2,117
Net loss	(16,513)	(55,296)	(6,490)	(9,981)
Per share data:
Net loss—basic	$(0.65)	$(2.19)	$(0.26)	$(0.40)
Net loss—diluted	$(0.65)	$(2.19)	$(0.26)	$(0.40)
Regular dividends declared	$0.00	$0.10	$0.10	$0.10

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

18. SELECTED QUARTERLY RESULTS OF OPERATIONS (Unaudited) (Continued)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Operating results:
Total interest and dividend income	$25,028	$22,190	$26,780	$43,218
Rental income, net	5,614	5,399	5,550	5,662
Total revenues	30,642	27,589	32,330	48,880
Interest expense	(9,241)	(9,302)	(10,732)	(24,268)
Income before other revenues (expenses)	10,221	8,885	8,312	9,805
Net loss	(37,123)	(56,748)	(75,535)	(137,686)
Per share data:
Net loss—basic	$(1.48)	$(2.28)	$(3.04)	$(5.56)
Net loss—diluted	$(1.48)	$(2.28)	$(3.04)	$(5.56)
Regular dividends declared	$0.10	$0.10	$0.30	$0.68

(1)
Reclassification between total other-than-temporary impairments on available-for-sale securities and portion of other-than-temporary impairments recognized in other comprehensive income has been made for the quarters ended September 30 and June 30, 2009. There was no impact on other revenues (expense) or on net loss.

        Basic and diluted earnings per share are computed independently for each of the periods. Accordingly, the sum of the quarterly earnings per share amounts may not agree to the total for the year.

19. SUBSEQUENT EVENTS

        On January 29, 2010, we entered into an Exchange Agreement, which we refer to as the Exchange Agreement, with Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd., which we collectively refer to as Taberna, pursuant to which we exchanged certain of our assets described below for the outstanding $50,000 aggregate liquidation preference trust preferred securities issued by Crystal River Preferred Trust I and backed by $51,550 aggregate principal amount of our junior subordinated notes due 2037. Immediately following the closing of the transaction contemplated by the Exchange Agreement, the junior subordinated notes were cancelled, the indenture under which the notes were issued was discharged and Crystal River Preferred Trust I was dissolved.

        Pursuant to the Exchange Agreement, we transferred and assigned to Taberna two real estate loans and a CMBS bond, which collectively had an aggregate carrying value for accounting purposes on our balance sheet as of December 31, 2009 of $5,980, and we also paid to Taberna a $1,000 exchange fee. We also paid $500 to cover all costs and expenses that were incurred by the collateral manager for Taberna, the indenture trustee and their respective advisors. This transaction resulted in a pretax gain on extinguishment of debt of approximately $39,900.

        On February 23, 2010, we and Brookfield and B Acquisition Sub Inc., a wholly-owned subsidiary of Brookfield, entered into an Agreement and Plan of Merger pursuant to which Brookfield will acquire all the outstanding shares of our common stock that Brookfield and its subsidiaries do not already own for cash at a price of $0.60 per share. The transaction was unanimously approved by the independent members of our Board of Directors, and by the Special Committee formed to oversee our strategic

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

(dollars in thousands, except per share data)

19. SUBSEQUENT EVENTS (Continued)

review process. The transaction is subject to approval by our stockholders holding a majority of the shares entitled to vote at a special meeting of stockholders, as well as other customary closing conditions. We will be obligated to reimburse Brookfield for all of its transaction expenses (subject to a cap in certain circumstances) if the merger agreement is terminated other than as result of a breach by Brookfield.

        On February 23, 2010, we and Brookfield US Corporation amended the terms of our secured revolving credit facility to extend the term of the facility from May 2010 to August 31, 2010 unless sooner terminated as provided in the credit agreement.

        As contemplated by the merger agreement relating to the Merger, on March 9, 2010, we entered into a binding letter of intent (the "Asset Sale LOI"), with Ranieri Partners Management LLC or its affiliates (together, "Ranieri"). Pursuant to the Asset Sale LOI, Ranieri (either directly or through an affiliate) agreed to purchase certain mortgage pass-through certificates (the "LOI CMBS Assets") from us. Further, pursuant to the Asset Sale LOI, we agreed to appoint Ranieri (or its designee) as the replacement manager of our CDO 1 and CDO2. Ranieri agreed to pay us a total purchase price of $8,000 for the sale of those assets to Ranieri, of which $2,500 (plus accrued and unpaid interest through the closing date of that portion of the transaction) was paid upon the sale of the LOI CMBS Assets on March 15, 2010, $2,000 will be paid upon the transfer of the CDO2 rights referenced above, and $3,500 will be paid upon the transfer of the CDO1 rights referenced above. The LOI CMBS Assets had a carrying value of approximately $926 as of December 31, 2009. We also agreed to grant to Ranieri a right of first refusal to purchase all or any portion of our interest in two CMBS securitizations if we sell those securities in the future. The completion of the transfer of the CDO2 and CDO1 rights set forth in the Asset Sale LOI is subject to various customary closing conditions as well as the execution of definitive agreements.

        We are aware of three lawsuits that have been filed by alleged Crystal River shareholders challenging our proposed merger with Brookfield and naming as defendants Crystal River, our Board of Directors, and in some instances, Brookfield and B Merger Sub, Inc. Additional lawsuits pertaining to the Merger could be filed in the future. On or around March 2, 2010, plaintiff Fazal Mahmood filed a complaint in the Circuit Court for Baltimore City, Maryland against Crystal River and our Board of Directors asserting claims on behalf of a putative class of Company shareholders. On March 2, 2010, plaintiffs Milton P. Silva and Shaher Tadros filed a complaint in the Supreme Court of the State of New York, County of New York, against Crystal River, our Board of Directors, Brookfield, and B Merger Sub, Inc. asserting claims on behalf of a putative class of Crystal River shareholders as well as derivative claims ostensibly on behalf of Crystal River. On March 5, 2010, plaintiff Gary P. Klahr filed a complaint in the Circuit Court for Baltimore City, Maryland against Crystal River, our Board of Directors, Brookfield, and B Merger Sub, Inc. asserting claims on behalf of a putative class of Crystal River shareholders. In each of these lawsuits, the plaintiffs generally allege, among other things, that the members of our Board of Directors breached their fiduciary duties towards the plaintiffs and the other public stockholders of Crystal River in connection with the proposed sale of Crystal River to Brookfield and Merger Sub. Plaintiffs in these lawsuits seek, among other relief, certification of the lawsuits as class actions, an injunction preventing the Merger from closing, an award of unspecified damages to the plaintiffs and the class, and an award of attorneys' fees and expenses, along with such other relief as the courts deem just and proper. We intend to vigorously defend these lawsuits.

Crystal River Capital, Inc. and Subsidiaries
Schedule II—Valuation and Qualifying Accounts and Reserves
For the Years Ended December 31, 2009, 2008 and 2007
(in thousands)

		Additions		Decreases
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts(1)	Accounts written off(2)	Balance at end of period
Allowance for loan loss—
Deducted from Real Estate Loans, Net in the Consolidated Balance Sheet
2009	$14,235	$6,758	$—	$—	$20,993
2008	4,500	9,735	—	—	14,235
2007	—	4,500	—	—	4,500

(1)
Includes additions for acquisitions and reclassifications

(2)
Consists of write-offs, net of recoveries and collection fees in each year

Crystal River Capital, Inc. and Subsidiaries
Schedule III—Real Estate and Accumulated Depreciation
December 31, 2009
(dollars in thousands)

												Useful life on which depreciation in latest income statements is computed(4)
		Initial Cost		Cost Capitalized Subsequent to Acquisition		Gross Amount at Which Carried at Close of Period
Description	Encumbrances	Land	Building and Improvements	Land	Building and Improvements	Land	Building and Improvements	Total(1)(2)	Accumulated depreciation(3)	Date of construction	Date acquired
Office Building, N. Central Avenue, Phoenix, AZ	$145,087	$5,802	$150,473	$—	$—	$5,802	$150,473	$156,275	$(11,743)	1973	2007	40 years
Office Building, 1111 Fannin St., Houston, TX	53,413	5,240	52,320	—	—	5,240	52,320	57,560	(4,435)	1971	2007	40 years
Office Building, JPM Chase Call Center, Arlington, TX	20,880	6,386	19,252	—	—	6,386	19,252	25,638	(1,541)	2000	2007	40 years

TOTAL	$219,380	$17,428	$222,045	$—	$—	$17,428	$222,045	$239,473	$(17,719)

(1)
All three properties purchased in 2007 were purchased from affiliates of our Manager at prices determined in competitive bid processes and were approved by the independent members of our board of directors. A reconciliation of changes to the Gross Amount of Real Estate owned during the period is contained below.

(2)
Land is not a depreciable asset.

(3)
This building is depreciated on a straight-line basis over a period of 40 years from its acquisition date.

(4)
Improvements are depreciated on a straight-line basis over a period of between 7 and 14.5 years from their acquisition.

Reconciliation of Gross Amount at Which Carried at Close of Period
Balance, December 31, 2007	$239,473
Additions during period:
Acquisitions through foreclosure	—
Other acquisitions	—
Improvements, etc.	—
Deductions during period:
Cost of real estate sold	—

Balance, December 31, 2008	$239,473
Additions during period:
Acquisitions through foreclosure	—
Other acquisitions	—
Improvements, etc.	—
Deductions during period:
Cost of real estate sold	—

Balance, December 31, 2009	$239,473

(2)
The initial cost includes the purchase price paid by the Company and acquisition fees and expenses. The total cost basis of the Company's properties at December 31, 2009 for Federal income tax purposes was approximately $239.5 million.

(3)
A reconciliation of changes to the Accumulated Depreciation on Real Estate owned during the period is as follows:

Reconciliation of Accumulated Depreciation
Balance, December 31, 2007	$4,710
Additions during period:
Depreciation and amortization expense	6,504
Deductions during period:
Accumulated depreciation and amortization on real estate sold	—

Balance, December 31, 2008	11,214
Additions during period:
Depreciation and amortization expense	6,505
Deductions during period:
Accumulated depreciation and amortization on real estate sold	—

Balance, December 31, 2009	$17,719

Crystal River Capital, Inc. and Subsidiaries
Schedule IV—Schedule of Mortgage Loans on Real Estate
December 31, 2009
(in thousands)

Loan Type	Interest Rate	Final Maturity Date	Periodic Payment Terms	Prior Liens(1)	Face Amount of Mortgages	Carrying Amount of Mortgages		Principal Amount of Loan Subject to Delinquent Principal or Interest
Construction Loans:
Cambridge Condos, Portland, Oregon	16.00%	November 2008(3)	Interest payable monthly with the principal due at maturity	$10,086	$14,602	$—	(4)	$14,602

Total construction loans				10,086	14,602	—		14,602

Mezzanine Loans:
Walgreens, Colorado—4 properties Ohio—3 properties Michigan—3 properties Texas—3 properties other—13 properties	7.32	February 2016	Principal and interest are payable monthly based on amortization schedule over the life to maturity	112,175	11,063	4,658	(5)	—
Sheffield Building, New York, New York	15.00	May 2009(2)	Interest is capitalized and due at maturity	n/a(3)	6,358	—	(4)	6,358

Total mezzanine loans				112,175	17,421	4,658		6,358

Whole Loans:
Forestville Plaza, Forestville, Maryland	3.73	November 2010(6)	Interest payable monthly with the principal due at maturity	n/a	1,658	1,245	(5)	—

Total whole loans				—	1,658	1,245		—

Total loans				$122,261	$33,681	$5,903		$20,960

(1)
Represents estimated amount of mortgage liens collateralizing senior debt

(2)
Loan did not pay off at maturity and currently is in default

(3)
Loan has been foreclosed.

(4)
Loan is in default and has been written down to expected recovery amount

(5)
Valuation allowance was recorded because this loan is held for sale. We exchanged this note as part of the consideration for the repurchase and discharge of our junior subordinated notes in January 2010.

(6)
The borrower has one remaining 12-month extension option

Reconciliation of Mortgage Loans on Real Estate
Balance, December 31, 2006	$237,670
Additions during period:
New mortgage loans and advances	30,211
Foreign currency translation gain	3,819
Capitalized interest	1,105
Amortization of discount	111
Underwriting costs	61
Subtractions during period:
Mortgages sold	(55,257)
Principal redemption	(37,000)
Principal payments	(5,084)
Loan loss provision	(4,500)
Amortization of underwriting costs	(29)
Write-offs of underwriting costs	(20)
Amortization of premium	(307)

Balance, December 31, 2007	$170,780
Additions during period:
New mortgage loans and advances	929
Capitalized interest	263
Amortization of discount	64
Underwriting costs	—
Subtractions during period:
Mortgages sold	(116,791)
Principal payments	(13,942)
Loan loss provision	(26,875)
Amortization of underwriting costs	(4)
Write-offs of underwriting costs	(198)
Amortization of premium	(134)

Balance, December 31, 2008	$14,092
Additions during period:
New mortgage loans and advances	—
Capitalized interest	235
Amortization of discount	—
Underwriting costs	—
Subtractions during period:
Mortgages sold	—
Principal payments	(863)
Loan loss provision	(7,571)
Amortization of underwriting costs	10
Write-offs of underwriting costs	—
Amortization of premium	—

Balance, December 31, 2009	$5,903

Annex D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

(Mark One)
☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended March 31, 2010
OR
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission File Number 001-32958

Crystal River Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	20-2230150 (I.R.S. Employer Identification No.)
Three World Financial Center,
200 Vesey Street, 10th Floor, New York, NY	10281-1010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 549-8400

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

        Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒

        The number of outstanding shares of the registrant's common stock, par value $0.001 per share, as of May 14, 2010 was 24,909,256.

CRYSTAL RIVER CAPITAL, INC.

EXPLANATORY NOTE

        Except where the context suggests otherwise in this report, the terms "Crystal River," "we," "us" and "our" refer to Crystal River Capital, Inc. and its subsidiaries; "our Manager" refers to our external manager, Crystal River Capital Advisors, LLC and in certain contexts, may refer to our external manager and its affiliates that provide advisory services to us, including our sub-advisors; "BIM" refers to Brookfield Investment Management Inc., a sub-advisor that has been retained by us and our Manager; "Brookfield Sub-Advisor" refers to Brookfield Crystal River Capital L.P., a sub-advisor that has been retained by us and our Manager; and "Brookfield" refers to Brookfield Asset Management Inc., the indirect parent company of our Manager, BIM and Brookfield Sub-Advisor, together with its subsidiaries. References in this report to the rating of a debt security reflects the lowest of the credit ratings for such security issued by each of Fitch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

 FORWARD-LOOKING INFORMATION

        Some of the statements under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in this Quarterly Report on Form 10-Q constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "goal," "objective," "potential," "project," "should," "will" and "would" or the negative of these terms or other comparable terminology.

        The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, the performance of our portfolio and our business, financial condition, liquidity and results of operations may vary materially from those expressed, anticipated or contemplated in our forward-looking statements. You should carefully consider these risks before you invest in our common stock, along with the following factors that could cause actual results to vary from our forward-looking statements:

  •
  the factors referenced in this report, including those set forth below in "Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Part II, Item 1A. Risk Factors;"

  •
  the impending maturity of our senior revolving credit facility, our lack of access to additional financing and our current financial condition raise substantial doubt regarding our ability to continue as a going concern;

  •
  recent adverse developments in the mortgage finance and credit markets and our current inability to make new investments;

  •
  risks relating to our proposed merger with Brookfield, which we refer to as the Merger, as well as risks relating to our failure to complete the Merger;

  •
  changes in our business strategy;

  •
  availability of qualified personnel;

  •
  conflicts of interest with our Manager;

  •
  terrorist attacks;

  •
  our reliance on a single tenant for all three of our commercial real estate properties;

i

  •
  increased rates of default and/or decreased recovery rates on our investments;

  •
  increased prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities;

  •
  changes in governmental regulations, tax law and rates and similar matters;

  •
  changes in generally accepted accounting principles by standard-setting bodies;

  •
  to the extent we have investable cash, availability of investment opportunities in real estate-related and other securities; and

  •
  the degree and nature of our competition.

ii

PART I.
FINANCIAL INFORMATION

Item 1.    Financial Statements

Crystal River Capital, Inc. and Subsidiaries

Consolidated Balance Sheets

(in thousands, except share and per share data)

	March 31, 2010	December 31, 2009
	(unaudited)
ASSETS:
Investment securities, at fair value:
Commercial MBS:
Available-for-sale ($28 and $28 related to consolidated VIEs)	$3,236	$5,227
Held-for-trading ($26,877 and $32,886 related to consolidated VIEs)	26,877	32,886
Non-Agency Residential MBS:
Available-for-sale	2,027	2,091
Held-for-trading ($2,075 and $2,622 related to consolidated VIEs)	2,075	2,622
Real estate loans held for sale	—	5,903
Real estate loans of consolidated VIEs, at fair value	4,441,066	—
Commercial real estate, net	220,128	221,754
Other investments	—	1,550
Intangible assets	68,499	69,908
Cash and cash equivalents ($918 and $442 related to consolidated VIEs)	5,937	3,336
Restricted cash ($1,016 and $1,016 related to consolidated VIEs)	17,780	16,489
Receivables:
Interest ($21,979 and $1,470 related to consolidated VIEs)	22,322	2,049
Rent enhancement receivables, related party	10,835	11,439
Other receivables	4,488	4,196
Prepaid expenses and other assets	234	1,046
Deferred financing costs, net	219	1,457

Total Assets	$4,825,723	$381,953

LIABILITIES AND STOCKHOLDERS' DEFICIT:
Liabilities:
Accounts payable and accrued expenses	$6,336	$2,836
Intangible liabilities	65,415	66,785
Collateralized debt obligations, at fair value	31,340	33,617
Securitized debt obligations of consolidated VIEs, at fair value	4,418,577	—
Junior subordinated notes	—	51,550
Mortgages payable	219,380	219,380
Secured revolving credit facility, related party	28,920	28,920
Interest payable ($25,699 and $906 related to consolidated VIEs)	25,736	1,614
Derivative liabilities	39,045	35,378
Other liabilities of consolidated VIEs	13,909	—

Total Liabilities	4,848,658	440,080

Commitments and Contingencies
Stockholders' Deficit:
Preferred Stock, par value $0.001 per share, 100,000,000 shares authorized, no shares issued and outstanding	—	—
Common Stock, $0.001 par value, 500,000,000 shares authorized, 24,909,256 shares issued and outstanding	25	25
Additional paid-in capital	564,867	564,832
Accumulated other comprehensive loss	(7,067)	(7,087)
Accumulated deficit	(580,760)	(615,897)

Total Stockholders' Deficit	(22,935)	(58,127)

Total Liabilities and Stockholders' Deficit	$4,825,723	$381,953

See accompanying notes to consolidated financial statements.

1

Crystal River Capital, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended March 31,
	2010	2009
Revenues:
Interest and dividend income:
Interest income—investment securities	$2,438	$13,888
Interest income—real estate loans	157,753	458
Other interest and dividend income	33	19

Total interest and dividend income	160,224	14,365
Rental income, net	5,367	5,604
Other income of consolidated VIEs	615	—

Total revenues	166,206	19,969

Expenses:
Interest expense	181,385	6,533
Management fees, related party	—	—
Professional fees	1,792	444
Depreciation and amortization	3,022	3,022
Insurance expense	488	424
Compensation and directors' fees	408	85
Public company expense	61	111
Commercial real estate expenses	376	393
Provision for loss on real estate loans	—	6,758
Servicing fees of consolidated VIEs	3,106	—
Other expenses	105	82

Total expenses	190,743	17,852

Income (losses) before other revenues (expenses)	(24,537)	2,117
Other revenues (expenses):
Realized net gain on sale of real estate loans	10	40
Gain on extinguishment of debt	39,916	—
Realized and unrealized gain (loss) on derivatives	(6,996)	3,871
Total other-than-temporary impairments on available-for-sale securities	(468)	(5,784)
Portion of other-than-temporary impairments recognized in other comprehensive income	(118)	—
Net change in assets and liabilities valued under fair value option	1,731	(9,876)
Net change in assets and liabilities of consolidated VIEs valued under fair value option	23,661	—
Other	(279)	(349)

Total other revenues (expenses)	57,457	(12,098)

Net income (loss)	$32,920	$(9,981)

Per share information:
Net income (loss) per share of common stock
Basic and diluted	$1.30	$(0.40)

Dividends declared per share of common stock	$0.00	$0.10

Weighted average shares of common stock outstanding
Basic and diluted	25,374,451	25,131,361

See accompanying notes to consolidated financial statements.

2

Crystal River Capital, Inc. and Subsidiaries

Consolidated Statements of Changes in Stockholders' Deficit

For the Three Months Ended March 31, 2010

(in thousands, except share data)

(unaudited)

	Common Stock
				Accumulated Other Comprehensive Loss
	Shares	Par Value	Additional Paid-In Capital		Accumulated Deficit	Total	Comprehensive Income
Balance at December 31, 2009	24,909,256	$25	$564,832	$(7,087)	$(615,897)	$(58,127)
Cumulative effect of the adoption of FASB ASC 810-10-65-2					2,217	2,217
Net income					32,920	32,920	$32,920
Net change in available-for-sale securities				(282)		(282)	(282)
Amortization of net realized losses on cash flow hedges				302		302	302

Comprehensive income							$32,940

Amortization of stock based compensation			35			35

Balance at March 31, 2010	24,909,256	$25	$564,867	$(7,067)	$(580,760)	$(22,935)

See accompanying notes to consolidated financial statements.

3

Crystal River Capital, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$32,920	$(9,981)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of stock based compensation	35	35
Amortization of net premium (accretion of net discount) on investment securities and real estate loans	2,544	(1,128)
Accretion of net discount on real estate loans of consolidated VIEs	(2,409)	—
Amortization of net premium on debt obligations of consolidated VIEs	26,876	—
Realized net gain on sale of real estate loans	(10)	(40)
Impairment of available-for-sale securities	586	5,784
Provision for loss on real estate loans	—	6,758
Net change in assets and liabilities valued under fair value option	(1,731)	9,876
Net change in assets and liabilities of consolidated VIEs valued under fair value option	(23,661)	—
Gain on extinguishment of debt	(39,916)	—
Accretion of interest on real estate loans	—	(235)
Amortization of net realized cash flow hedge loss	302	468
Realized and unrealized (gain) loss on derivatives	3,674	(8,111)
Amortization of deferred financing costs	11	19
Depreciation and amortization	3,022	3,022
Amortization of intangible liabilities	(1,370)	(1,370)
Other	78	391
Changes in operating assets and liabilities:
Net deposits of restricted cash	(2,384)	(1,477)
Interest receivable ($24,557 and $0 related to consolidated VIEs)	25,002	40
Rent enhancement receivables, related party	(167)	(200)
Other receivables	(314)	(187)
Prepaid expenses and other assets	812	645
Accounts payable and accrued expenses	2,140	1,214
Interest payable ($16,718 and $0 related to consolidated VIEs)	(16,232)	764
Other liabilities of consolidated VIEs	(6,751)	—

Net cash provided by operating activities	3,057	6,287

CASH FLOWS FROM INVESTING ACTIVITIES:
Principal payments on real estate loans of consolidated VIEs	208,016	—
Principal payments on investment securities and real estate loans	263	61
Proceeds from the sale of available-for-sale securities	2,500	—
Proceeds from rent enhancement	771	830
Cash paid to terminate swaps	—	(2,463)
Net deposits of cash for interest reserve of consolidated VIEs	(1,790)	—
Net receipts of restricted cash for investment	1,093	—
Net receipts of restricted cash from credit default swaps	—	2,400

Net cash provided by investing activities	210,853	828

4

Crystal River Capital, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (Continued)

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2010	2009
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal repayments on securitized debt obligations of consolidated VIEs	(207,987)	—
Principal repayments on collateralized debt obligations	(433)	(5,362)
Net deposits to restricted cash	—	(2)
Dividends paid	—	(2,491)
Cash paid for extinguishment of debt	(2,889)	—
Net payments on secured revolving credit facility, related party	—	(4,000)

Net cash used in financing activities	(211,309)	(11,855)

Net increase (decrease) in cash and cash equivalents	2,601	(4,740)
Cash and cash equivalents at beginning of period	3,336	6,239

Cash and cash equivalents at end of period	$5,937	$1,499

Supplemental disclosure of cash flows:
Cash paid during the period for interest	$174,791	$5,316
Supplemental disclosure of noncash investing and financing activities:
Exchange of real estate loans to settle debt	(5,903)	—
Exchange of available-for-sale security to settle debt	(65)	—
Cumulative effect adjustment upon adoption of FASB ASC 810-10-65-2	2,217	—
Real estate loans of consolidated VIEs	10,652,848	—
Securitized debt obligations of consolidated VIEs	10,598,060	—
Deconsolidation of real estate loans of consolidated VIEs	(6,494,519)	—
Deconsolidation of securitized debt obligations of consolidated VIEs	(6,471,689)	—
Dividends declared, not yet paid	—	2,511
Principal paydown receivable	8	—
Noncash component of dividends on deferred stock units	53	20

See accompanying notes to consolidated financial statements.

5

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

1. ORGANIZATION

        References herein to "we," "us" or "our" refer to Crystal River Capital, Inc. and its subsidiaries unless the context specifically requires otherwise.

        We are a Maryland corporation that was formed in January 2005 for the purpose of acquiring and originating a diversified portfolio of commercial and residential real estate assets and structured finance investments. We commenced operations on March 15, 2005, when we completed an offering of 17,400,000 shares of common stock (the "Private Offering"), and we completed our initial public offering of 7,500,000 shares of common stock (the "Public Offering") on August 2, 2006. We are externally managed and are advised by Crystal River Capital Advisors, LLC (the "Manager") as more fully explained in Note 17.

        We elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code for the 2005 tax year. To maintain our tax status as a REIT, we plan to distribute at least 90% of our taxable income. In view of our election to be taxed as a REIT, we have tailored our balance sheet investment program to originate or acquire loans and investments to produce a portfolio that meets the asset and income tests necessary to maintain qualification as a REIT.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Quarterly Presentation

        The accompanying unaudited consolidated financial statements have been prepared in conformity with the instructions to Form 10-Q and Article 10, Rule 10-01 of Regulation S-X for interim financial statements. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States ("GAAP") for complete financial statements. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and changes in cash flows have been made. These consolidated financial statements should be read in conjunction with the annual financial statements and notes thereto for the year ended December 31, 2009, included in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission (the "SEC").

Principles of Consolidation

        Our consolidated financial statements include the accounts of Crystal River Capital, Inc., three wholly-owned subsidiaries created in connection with the issuance of our collateralized debt obligations and senior mortgage-backed notes, wholly-owned subsidiaries established for financing purposes, three wholly-owned subsidiaries established to own interests in real property, our domestic taxable REIT subsidiary ("TRS") and variable interest entities ("VIEs") in which we are the primary beneficiary. All significant intercompany balances and transactions have been eliminated in consolidation.

        As of March 31, 2010, our consolidated balance sheet includes an aggregate of $4,461,928 of assets and $4,456,118 of liabilities related to two newly consolidated VIEs and derecognized our interest of $4,531 in those VIEs. See Note 6 for additional information on our investments in VIEs.

6

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Going Concern

        We held cash and cash equivalents of approximately $5,937 at March 31, 2010, which amount excludes restricted cash of approximately $17,780 that is used to collateralize our credit default swap, certain commercial real estate and financing obligations, funds held by the trustee for CDO II and funds held in escrow for one of our financing subsidiaries relating to a yield-maintenance agreement for certain real estate loans that we sold. As of March 31, 2010, we owed $28,920 to an affiliate of our Manager under our secured credit facility. The maturity date of the credit facility was extended to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the merger agreement relating to the Merger, which we refer to as the Merger Agreement, but in no event later than August 31, 2010. If the Merger with an affiliate of our Manager is not consummated and this facility is not extended and we cannot obtain alternative financing, we do not expect to have sufficient cash on hand or to generate sufficient cash flow from operations to repay such indebtedness. Given our financial condition, the current lack of liquidity in the credit markets and the current economic climate, we expect to have difficulty obtaining alternative financing if our credit facility is not extended. If we cannot obtain alternative financing or extend our credit facility, it increases the risk that we will be unable to continue as a going concern. On March 24, 2010, our independent registered public accounting firm, Ernst & Young LLP, issued an opinion on our consolidated financial statements as of and for the year ended December 31, 2009, which states that our inability to refinance or extend the maturity of indebtedness maturing in 2010 raises substantial doubt about our ability to continue as a going concern.

        Our consolidated financial statements included in this report do not reflect any adjustments related to the recoverability of assets and liabilities that might be necessary should we be unable to continue as a going concern.

Variable Interest Entities

        We consolidate all VIEs for which we are the primary beneficiary. Generally, a VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support; (b) as a group, the holders of the equity investment at risk lack (i) the ability to make decisions about an entity's activities through voting or similar rights, (ii) the obligation to absorb the expected losses of the entity, or (iii) the right to receive the expected residual returns of the entity; or (c) the equity investors have voting rights that are not proportional to their economic interests and substantially all of the entity's activities either involve, or are conducted on behalf of, an investor that has disproportionately few voting rights.

        Effective January 1, 2010, we adopted the provisions of FASB Accounting Standards Update 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities ("FASB ASC 810-10-65-2"), on a prospective basis. FASB ASC 810-10-65-2, which modified the

7

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

guidance in FASB ASC Topic 810, introduces a more qualitative approach to evaluating VIEs for consolidation and requires a company to perform an analysis to determine whether its variable interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the entity that has (a) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and (b) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In determining whether it has the power to direct the activities of the VIE that most significantly affect the VIE's performance, FASB ASC 810-10-65-2 requires a company to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed, requires continuous reassessment of primary beneficiary status rather than periodic, event-driven assessments as previously required and incorporates expanded disclosure requirements.

        In determining whether we are the primary beneficiary of a VIE, we consider qualitative and quantitative factors, including, but not limited to: which activities most significantly impact the VIE's economic performance and which party controls such activities; the amount and characteristics of our investment; the obligation or likelihood for us or other investors to provide financial support; and the similarity with and significance to the business activities of us and the other investors. Significant judgments related to these determinations include estimates about the current and future fair values and performance of real estate held by these VIEs and general market conditions.

        As a result of our adoption of FASB ASC 810-10-65-2 on January 1, 2010, we concluded we were the primary beneficiary of six VIEs. We applied the practicability exception for our initial measurement of the consolidated VIEs and accordingly recognized the consolidated assets, liabilities and non-controlling interests at fair value effective January 1, 2010. We also applied the fair value option, in accordance with FASB ASC 825-10-45-1 (previously SFAS 159), to the real estate loans owned by and the securitized debt obligations issued by these six VIEs.

        Upon consolidation of these six VIEs on January 1, 2010, we consolidated $10,712,068 of assets and $10,709,851 of liabilities and recorded $2,217 to beginning retained earnings as a cumulative effect adjustment. Upon consolidation, $13,334 of CMBS securities were eliminated against the liabilities of the six consolidated VIEs.

        On March 15, 2010, we sold a majority of our controlling class interests in four VIEs and concurrently ceased to be the primary beneficiary, which therefore resulted in a deconsolidation of those four VIEs. We recorded interest income and interest expense for these four VIEs for the period from January 1, 2010 to March 15, 2010. The deconsolidation of these VIEs resulted in a decrease of $6,510,110 of assets and $6,508,979 of liabilities and an increase of CMBS securities of $7,923 on our March 15, 2010 balance sheet.

        As of March 31, 2010, as a result of the adoption, we recorded $4,461,928 of assets and $4,456,118 of liabilities of the newly consolidated VIEs and derecognized our interest of $4,531 in those VIEs. The disclosure requirements under FASB ASC 810-10-65-2 are included in Note 6 to these consolidated financial statements.

8

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The following items were considered in our evaluation of the primary beneficiary of VIE's we are involved with:

  •
  Design of the entity (including the purpose for which the entity was established);

  •
  Potential significant risks relating to the entity;

  •
  Activities that most significantly impact the entities' economic performance; and

  •
  Factors most indicative of control or the power to direct such activities that most significantly impact the entities' economic performance.

        In performing our evaluation we made the following assumptions relating to the factors that indicate control or the power to direct the activities that most significantly impact the entities' economic performance:

  •
  Real Estate Loans—the power to direct the activities of the underlying assets securing the loan (i.e., sell or lease the property) remains with the borrower until an event of default occurs. Upon the occurrence of an event of default, the lender that has the ability to directly foreclose on the underlying assets in the case of a foreclosure proceeding would then have control over the underlying assets and thus be considered the primary beneficiary.

  •
  RMBS—the ability to re-negotiate or foreclose on delinquent loans is generally afforded to the Special Servicer of the trust. Thus, the RMBS holder with the ability to designate the Special Servicer of the trust is considered to have the power to direct the activities that most significantly impact the entities' economic performance. Trusts of this type of security generally empower the majority holder of the highest-rated or most secured outstanding tranche of securities issued by the trust with this ability. The majority of our RMBS investments are the junior-rated tranches.

  •
  CMBS—the ability to re-negotiate or foreclose on delinquent loans is generally afforded to the Special Servicer of the trust. Thus, the CMBS holder with the ability to designate the Special Servicer of the trust is considered to have the power to direct the activities that most significantly impact the entities' economic performance. Trusts of this type of security generally empower the holder(s) of a majority of the most junior-rated or lowest-rated outstanding tranche of securities issued by the trust (referred to as the "Controlling Class") with this ability.

        The financing structures that we offer to the borrowers on certain of our real estate loans involve the creation of entities that could be deemed to be VIEs and, therefore, are subject to FASB ASC 810-10-65-2. We have evaluated our real estate loans and have concluded that none of those real estate loans are VIEs that are subject to the consolidation rules of FASB ASC 810-10-65-2. See Note 8 for further discussion of our real estate loans.

9

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Involvement with VIEs relating to CDOs and MBS

        In November 2005, we issued collateralized debt obligations through two newly-formed financing subsidiaries, Crystal River CDO 2005-1, Ltd. and Crystal River CDO 2005-1 LLC (collectively referred to as "CDO I"). In January 2007, we issued collateralized debt obligations through two newly-formed financing subsidiaries, Crystal River Capital Resecuritization 2006-1 Ltd. and Crystal River Capital Resecuritization 2006-1 LLC (collectively referred to as "CDO II"). CDO I and CDO II represent VIEs with respect to which we have determined we are the primary beneficiary and, accordingly, we have consolidated them in our consolidated financial statements. We determined that we are the primary beneficiary of both CDO I and CDO II as we have the highest level of variability of return due to the credit risk of the underlying assets. For additional information relating to the consolidated assets and liabilities of CDO I and CDO II, see Note 12.

        We have invested in CMBS and RMBS that were issued by special purpose securitization entities. Prior to FASB ASC 810-10-05-8, we measured variability by using both interest rate and credit risk to determine whether we are the primary beneficiary of such securitization entities. After the effective date of FASB ASC 810-10-05-8, credit risk now serves as the primary measurement of variability of return.

        From the initial date of our involvement with the VIEs discussed in the preceding paragraphs, we have had no reconsideration events with respect to our CDOs, CMBS and RMBS. We have made no additional contributions to these VIEs since inception/purchase nor have the VIEs' governing instruments or contractual arrangements changed in a manner that changes the characteristics or adequacy of the equity investment that we have at risk in those VIEs. Our CMBS and RMBS assets and CDO liabilities were financed at inception through our issuance of debt or equity and we have not incurred any subsequent financing in relation thereto. We have not provided financial or other support to any of these VIE entities during the three months ended March 31, 2010 or 2009.

10

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The following table summarizes our involvement with these variable interest entities:

					Variable Interest Entities
			For the Three Months Ended March 31, 2010		Current Face Amount of Assets held by the Company		Current Face Amount of Liabilities issued by the Company
	As of March 31, 2010							Current Face Amount of Liabilities issued by the VIE
						Current Face Amount of Assets within the VIE
			Interest Income(1)(2)	Interest Expense(1)(2)
	Assets	Liabilities
Consolidated VIEs
CDO I
CMBS	$2,965	$—	$208	$—	$102,104	$8,119,901	$—	$8,119,901
Non-Agency RMBS	2,075	—	1,149	—	76,165	6,356,298	—	6,356,298
CDOs	—	4,429	—	459	—	—	131,827	283,677
CDO II
CMBS	23,940	—	270	—	313,799	80,884,412	—	80,884,412
CDOs	—	26,911	—	664	—	—	323,002	388,384
COMM 2005-C6
Real estate loans	1,856,613	—	24,831	—	—	2,037,826	—	—
Securitized debt obligations	—	1,849,190	—	30,638	—	—	—	2,037,826
BSCMS 2006-PW13
Real estate loans	2,584,453	—	36,937	—	—	2,820,948	—	—
Securitized debt obligations	—	2,569,387	—	50,380	—	—	—	2,820,948

Total	$4,470,046	$4,449,917	$63,395	$82,141	$492,068	$100,219,385	$454,829	$100,891,446

Unconsolidated VIEs
CMBS	$3,208	$—	$93	$—	$208,466	$47,019,824	$—	$47,019,824
Non-Agency RMBS	2,027	—	718	—	40,194	3,925,281	—	3,925,281

Total	$5,235	$—	$811	$—	$248,660	$50,945,105	$—	$50,945,105

(1)
The net cash flow to the Company from these VIEs was $5,710 for the three months ended March 31, 2010.

(2)
Interest income and interest expense related to the four VIEs that were deconsolidated totaled $95,918 and $95,364 for the three months ended March 31, 2010, respectively.

        Our maximum exposure to loss with respect to those VIEs in which we determined we were not the primary beneficiary as of March 31, 2010 was $34,215.

11

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

        The preparation of financial statements in conformity with GAAP requires us to make a significant number of estimates in the preparation of the financial statements. These estimates include determining the fair market value of certain investments, debt obligations and derivative assets and liabilities, amount and timing of credit losses, prepayment assumptions, allocation of purchase price to tangible and intangible assets on property acquisitions, and other items that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates (e.g., market values change due to changes in supply and demand, credit performance, prepayments, interest rates or other reasons; yields change due to changes in credit outlook and loan prepayments) will occur in the near future. Our estimates are inherently subjective in nature, actual results could differ from our estimates and differences may be material.

Cash and Cash Equivalents

        We classify highly liquid investments with original maturities of 90 days or less from the date of purchase as cash equivalents. Cash and cash equivalents may include cash and short-term investments. Short-term investments are stated at cost, which approximates their fair value, and may consist of investments in money market accounts.

Restricted Cash

        Restricted cash consists primarily of funds held on deposit with brokers to serve as collateral for credit default swap agreements, certain commercial real estate and financing obligations, funds held by the trustee for CDO II (See Note 12) and funds held in escrow for one of our financing subsidiaries relating to a yield-maintenance agreement for certain real estate loans that we sold in June 2008 (See Note 13).

Securities

        We invest in commercial mortgage-backed securities ("CMBS"), U.S. Agency mortgage pass-through certificates, which are securities issued or guaranteed by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") or Government National Mortgage Association ("Ginnie Mae") and Agency Collateralized Mortgage Obligations issued by Fannie Mae or Freddie Mac backed by mortgage pass-through securities and evidenced by a series of bonds or certificates issued in multiple classes (collectively, "Agency MBS"), Non-Agency residential mortgage-backed securities ("Non-Agency RMBS", and collectively with Agency MBS, "RMBS") and other real estate debt and equity instruments. We account for our investments in CMBS, Agency MBS, Non-Agency RMBS, asset-backed securities ("ABS") and other real estate and equity instruments, which we refer to as our investment securities, in accordance with FASB ASC 320-10-50-2 (previously SFAS 115). We classify our securities as either available-for-sale or held-for-trading because we may dispose of them prior to maturity in response to changes in the

12

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

market, liquidity needs or other events, even if we have no current intention of selling them in the immediate future.

        All investment securities are reported at fair value, based on quoted market prices provided by independent pricing sources, when available, from quotes provided by dealers who make markets in certain securities, or from our management's estimates in cases where the investments are illiquid. In making these estimates, our management utilizes pricing information obtained from dealers who make markets in these securities. However, under certain circumstances we may adjust these values based on our knowledge of the securities and the underlying collateral. Our management also uses a discounted cash flow model, which utilizes prepayment and loss assumptions based upon historical experience, economic factors and the characteristics of the underlying cash flow to substantiate the fair value of the securities. The assumed discount rate is based upon the yield of comparable securities. The determination of future cash flows and the appropriate discount rates are inherently subjective and, as a result, actual results may vary from our management's estimates.

        Unrealized gains and losses for investment securities for which we have not elected the fair value option under FASB ASC 825-10-45-1 (previously SFAS 159) are recorded as a component of accumulated other comprehensive income (loss) in stockholders' equity (deficit), unless unrealized loss amounts are determined to be impaired as described below. For investment securities for which we have elected the fair value option, we reclassified these securities from available-for-sale to held-for-trading and changes in the fair value of these securities are recorded in our consolidated statements of operations. This reclassification was not the result of a change to our intent as it relates to these securities. Electing the fair value option for the investment securities and CDOs (including derivatives) for our CDO entities enables us to correlate more closely the values of the assets and liabilities that are paired within the same securitization entity and to reduce the complexity of accounting, especially for derivatives under FASB ASC 815-10-50-1 (previously SFAS 133).

        Periodically, all available-for-sale securities are evaluated for other-than-temporary impairment in accordance with FASB ASC 320-10-65-1 (previously FSP FAS 115-2), and FASB ASC 310-20-60-1 (previously EITF 99-20), as amended by FASB ASC 325-40-65-1 (previously FSP EITF 99-20-1). An impairment that is an "other-than-temporary impairment" is a decline in the fair value of an investment below its amortized cost attributable to factors that indicate the decline will not be recovered. Under the guidance of FASB ASC 320-10-65-1, should an other-than-temporary impairment be deemed to have occurred, the total other-than-temporary impairment is bifurcated into (i) the amount related to credit losses and (ii) the amount related to all other factors. The portion of the other-than-temporary impairment related to credit losses is calculated by comparing the amortized cost of the security to the present value of cash flows expected to be collected, discounted at the security's current yield, and is recognized through earnings on the consolidated statement of operations. The portion of the other-than-temporary impairment related to all other factors is recognized as a component of other comprehensive income (loss) on the consolidated balance sheet. Since substantial doubt exists about our ability to continue as a going concern, we have determined that it is more likely than not that our investment securities will be required to be sold before we recover our amortized cost

13

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

basis and accordingly, all unrealized losses on our investment securities have been recognized in earnings.

Real Estate Loans

        Real estate loans are carried at cost, net of unamortized loan origination costs and fees, discounts, repayments, sales of partial interests in loans and unfunded commitments, unless the loan is deemed to be impaired. We account for our real estate loans in accordance with FASB ASC 310-20-05-2 (previously SFAS 91).

        Real estate loans are evaluated for possible impairment on a periodic basis in accordance with FASB ASC 310-10-35-13 (previously SFAS 114). Impairment occurs when we determine that it is probable that we will not be able to collect all amounts due according to the contractual terms of the loan. Upon determination of an impairment, we establish a reserve for loan losses and recognize a corresponding charge to the statement of operations through a provision for loan losses. Significant judgments are required in determining impairment, including making assumptions regarding the value of the loan and the value of the real estate, partnership interest or other collateral that secures the loan, current economic conditions, the potential for natural disasters, loan portfolio composition, delinquency trends, credit losses to date on underlying loans and remaining credit protection. If the credit performance of our real estate loans is different than expected, we adjust the allowance for loan losses to a level deemed appropriate by management to provide for estimated losses inherent in the real estate loan portfolio. Once a loan is 90 days or more delinquent, or a borrower declares bankruptcy, we adjust the value of our accrued interest receivable to what we believe to be collectible and stop accruing interest on that loan.

Real Estate Loans of Consolidated VIEs

        As a result of our adoption of FASB ASC 810-10-65-2 as of March 31, 2010, our balance sheet as of such date includes $4,441,066 of real estate loans from the newly consolidated VIEs. These real estate loans are carried at their fair value, which are estimated by using a discounted cash flow analysis, utilizing expected cash flow and loss assumptions, discount rates estimated by management based on underlying property type, estimated loan to value ratios, geographic region and loan performance.

Real Estate Loans Held for Sale

        Real estate loans that we have committed to sell or that we have the intent and ability to sell in the near future are classified as real estate loans held for sale. These real estate loans are carried at the lower of cost or fair value on a loan-by-loan basis. Any market valuation adjustments on these loans are recognized in our consolidated statements of operations in accordance with FASB ASC 948-10-05-4 (previously SFAS 65). The fair value of loans held for sale is based on actual bids or, in the absence of such bids, management's discounted cash flow analysis.

14

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Commercial Real Estate

        Commercial properties held for investment are carried at cost less accumulated depreciation. In accordance with FASB ASC 805-10-05-4 (previously SFAS 141R), upon acquisition, we allocate the purchase price to the components of the commercial properties acquired: the amount allocated to land is based on its estimated fair value; buildings and existing tenant improvements are recorded at depreciated replacement cost; the values of above- and below-market in-place operating leases are determined based on the present value of the difference between the rents payable under the contractual terms of the leases and estimated market rents; lease origination costs for in-place operating leases are determined based on the estimated costs that would be incurred to put the existing leases in place under the same terms and conditions; and tenant relationships are measured based on the present value of the estimated avoided net costs if a tenant were to renew its lease at expiry, discounted by the probability of such renewal.

        Depreciation on buildings is provided on a straight-line basis over the useful lives of the properties to a maximum of 40 years. Depreciation is determined with reference to each rental property's carried value, remaining estimated useful life and residual value. Acquired tenant improvements, above- and below-market in-place operating leases and lease origination costs are amortized on a straight-line basis over the remaining terms of the leases. The value associated with acquired tenant relationships is amortized on a straight-line basis over the expected term of the relationships. All other tenant improvements and re-leasing costs are deferred and amortized on a straight-line basis over the terms of the leases to which they relate. Depreciation on buildings and amortization of deferred leasing costs and tenant improvements that are determined to be assets of the company are recorded in depreciation and amortization expense. All above- and below-market tenant leases and tenant relationships are amortized to rental income. Above- and below-market ground leases are amortized to commercial real estate expenses.

        Properties are reviewed for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. For commercial properties, an impairment loss is recognized when a property's carrying value exceeds its undiscounted future net cash flow. The impairment is measured as the amount by which the carrying value exceeds the estimated fair value. Projections of future cash flow take into account the specific business plan for each property and management's best estimate of the most probable set of economic conditions anticipated to prevail in the market. We recorded no impairment losses on our commercial real estate investments during the three months ended March 31, 2010 or 2009.

Accounting for Derivative Financial Instruments and Hedging Activities

        We account for our derivative and hedging activities in accordance with FASB ASC 815-10-05-4 (previously SFAS 133). FASB ASC 815-10-05-4 requires us to recognize all derivative instruments at their fair value as either assets or liabilities on our balance sheet. The accounting for changes in fair value (i.e., gains or losses) of a derivative instrument depends on whether we have designated it, and whether it qualifies, as part of a hedging relationship and on the type of hedging relationship. For those

15

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, a cash flow hedge or a hedge of a net investment in a foreign operation. We have no fair value hedges or hedges of a net investment in foreign operations as of March 31, 2010 or December 31, 2009.

        FASB ASC 815-10-65-1 (previously SFAS 161), amends and expands the disclosure requirements with the intent to provide users of financial statements with an enhanced understanding of: (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB ASC 815-10-65-1 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. FASB ASC 815-10-65-1 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative instruments.

        As required by FASB ASC 815-10-05-4, we record all derivatives on our balance sheet at fair value. Accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether we have elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives also may be designated as hedges of foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. We may enter into derivative contracts that are intended to economically hedge certain of our risks, even though hedge accounting does not apply or we elect not to apply hedge accounting under FASB ASC 815-10-05-4.

        For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that are attributable to a particular risk), the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the forecasted transaction in the same period or periods during which the hedged transaction affects earnings (i.e., in "interest expense" when the hedged transactions are interest cash flows associated with floating-rate debt). The remaining gain or loss on the derivative instrument in excess of the cumulative changes in the present value of future cash flows of the hedged item, if any, is recognized in the realized and unrealized gain (loss) on derivatives in current earnings during the period of change. For derivative instruments not designated as hedging instruments, such as credit default swaps, the gain or loss is recognized in realized and unrealized gain (loss) on derivatives in the current earnings during the period of change. Income and/or expense from interest rate swaps are recognized as an adjustment

16

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

to realized and unrealized gain (loss) on derivatives. We account for income and expense from interest rate swaps on an accrual basis over the period to which the payments and/or receipts relate.

Dividends to Stockholders

        We record dividends to stockholders on the declaration date. The actual dividend and its timing are at the discretion of our board of directors. We intend to pay sufficient dividends to avoid incurring any income or excise tax. During the three months ended March 31, 2010, our board of directors did not declare any dividends. During the three months ended March 31, 2009, we declared dividends in the amount of $2,511, or $0.10 per share, of which $2,491 was distributed on April 30, 2009 to our stockholders of record as of March 31, 2009 and $20 related to dividends on deferred stock units.

        In the fourth quarter of 2009, our board of directors elected to suspend the quarterly dividend to holders of shares of our common stock to preserve liquidity. This suspension has continued into the second quarter of 2010. We are prohibited from paying any dividends under the Merger Agreement.

Trust Preferred Securities

        Trusts that were formed for the sole purpose of issuing trust preferred securities are not consolidated in our financial statements in accordance with FASB ASC 810-10-25-50 (previously FIN 46R) as we have determined that we are not the primary beneficiary of such trusts. Our investment in the common securities of such trusts is carried at cost and is included in other investments in our consolidated financial statements. In January 2010, these trust preferred securities were cancelled in connection with the exchange and discharge of our junior subordinated notes.

Revenue Recognition

        Interest income for our investment securities and real estate loans is recognized over the life of the investment using the effective interest method and recorded on the accrual basis. Interest income on mortgage-backed securities ("MBS") is recognized using the effective interest method as required by FASB ASC 325-40-35-1 (previously EITF 99-20). Real estate loans not held within our consolidated VIEs generally are originated or purchased at or near par value, and interest income is recognized based on the effective yield method based on the terms of the loan instrument. Any loan fees or acquisition costs on originated loans or securities are capitalized and recognized as a component of interest income over the life of the investment utilizing the straight-line method, which approximates the effective interest method. Interest income for real estate loans held within our consolidated VIEs is recognized over the life of the investment using the effective interest method and recorded on the accrual basis. The fair value of the real estate loans at the adoption of FASB ASC 810-10-65-2 is the basis for which we determine the effective yield to amortize the premium or discount on real estate loans held within these VIEs. None of the interest income for the three months ended March 31, 2010 or 2009 included prepayment fees. We do not accrue interest on real estate loans that are placed on non-accrual status when collection of principal or interest is in doubt. As of January 1, 2008, a real estate construction loan was placed on non-accrual status and we recorded an additional provision for

17

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

loan loss of $0 and $400 related to this loan during the three months ended March 31, 2010 and 2009, respectively, as we believe that it is probable that we will not recover the entire loan balance, including the capitalized interest thereon. As of March 31, 2009, a mezzanine loan was placed on non-accrual status and we recorded a loan loss allowance of $0 and $6,358 related to this loan during the three months ended March 31, 2010 and 2009, respectively, as we believe that it is probable that we will not recover the entire loan balance, including the capitalized interest thereon.

        Under FASB ASC 325-40-30-3, at the time of purchase, our management estimates the future expected cash flows and determines the effective interest rate based on these estimated cash flows and the purchase price. As needed, we update these estimated cash flows and compute a revised yield based on the current amortized cost of the investment. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies, including the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass-through or coupon rate and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying mortgage loans and the timing and the magnitude of credit losses on the mortgage loans underlying the securities have to be judgmentally estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our management's estimates and our interest income.

        We record security transactions, other than repurchases of our own stock, on the trade date. Realized gains and losses from security transactions are determined based upon the specific identification method and recorded as gain (loss) on sale of investment securities in the statements of operations.

        We account for accretion of discounts or premiums on investment securities and real estate loans using the effective interest yield method. Such amounts have been included as a component of interest income in the statements of operations.

        We may sell all or a portion of our real estate investments to a third party. To the extent the fair value received for an investment differs from the amortized cost of that investment and control of the asset that is sold is surrendered making it a "true sale," as defined under FASB ASC 860-20-50-8 (previously SFAS 140), a gain or loss on the sale will be recorded in the statements of operations as realized net gain (loss) on sale of investment securities, real estate loans and other investments. To the extent a real estate investment is sold that has any fees that were capitalized at the time the investment was made and were being recognized over the term of the investment, the unamortized fees are recognized at the time of sale and included in any gain or loss on sale of real estate investments.

        We have retained substantially all of the risks and benefits of ownership of our rental properties and therefore, we account for leases with our tenants as operating leases. The total amount of contractual rent that we receive from operating leases is recognized on a straight-line basis over the term of the lease; and a straight-line or free rent receivable, as applicable, is recorded for the difference between the rental revenue recorded and the contractual amount received. In addition to base rent, the tenants in our commercial real estate properties also pay substantially all operating costs.

18

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Expense reimbursement income arising from tenant leases that provide for the recovery of all or a portion of the operating expenses and real estate expenses of the respective property is accrued in the same period as the related expenses are incurred. These recoverable expenses are included in expenses as commercial real estate expenses.

        Income arising from the operation of our parking garages is recognized when the parking spaces are occupied. Expenses related to the operation of the parking garage are included in expenses as commercial real estate expenses.

        Dividend income on preferred stock is recorded on the dividend declaration date.

Income Taxes

        We have elected to be taxed as a REIT under the Internal Revenue Code and the corresponding provisions of state law. To qualify as a REIT, we must distribute at least 90% of our annual REIT taxable income to stockholders within the statutory timeframe. Accordingly, we generally will not be subject to federal or state income tax to the extent that we make qualifying distributions to our stockholders and provided that we satisfy the REIT requirements, including certain asset, income, distribution and stock ownership tests. If we were to fail to meet these requirements, we would be subject to federal, state and local income taxes, which could have a material adverse impact on our results of operations and amounts available for distribution to our stockholders.

        The dividends paid deduction of a REIT for qualifying dividends to our stockholders is computed using our taxable income as opposed to using our financial statement net income. Some of the significant differences between financial statement net income and taxable income include the timing of recording unrealized gains/realized gains associated with certain assets, excess inclusion income, the book/tax basis of assets, interest income, impairment, straight-line amortization of rental leases, credit loss recognition related to certain assets (asset-backed mortgages), accounting for derivative instruments, stock compensation, amortization of various costs (including start up costs) and accounting for lease income on net leased real estate assets. The differences between GAAP net income and taxable income generally are attributable to differing treatment, including timing related thereto, of unrealized/realized gains and losses associated with certain assets, the bases, income, impairment, and/or credit loss recognition related to certain assets, primarily CMBS, accounting for derivative instruments, accounting for lease income on net leased real estate assets, and amortization or various costs. The distinction between GAAP net income and taxable income is important to our stockholders because dividends or distributions, if any, are declared and paid on the basis of annual estimates of taxable income or loss. We do not pay Federal income taxes on income that we distribute on a current basis, provided that we satisfy the requirements for qualification as a REIT under the Internal Revenue Code. We calculate our taxable income or loss as if we were a regular domestic corporation. This taxable income or loss level determines the amount of dividends, if any, that we are required to distribute over time to reduce or eliminate our tax liability pursuant to REIT requirements.

        Income on CMBS investments is computed for GAAP purposes based upon a yield, which assumes credit losses will occur (See "Revenue Recognition" for further discussion). The yield to compute our

19

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

taxable income does not assume there would be credit losses, as a loss can only be deducted for tax purposes when it has occurred. Furthermore, due diligence expense incurred related to the acquisition of CMBS and loan investments not originated are required to be expensed as incurred for GAAP purposes but are included as a component of the cost basis of the asset and amortized for tax purposes. In addition, straight-line rental income recognized for GAAP purposes is not recognized for tax purposes, as taxable income generally is based on contractual rental income.

        FASB ASC 740-10-05-1 (previously SFAS 109), establishes financial accounting and reporting standards for the effect of income taxes that result from an organization's activities during the current and preceding years. FASB ASC 740-10-05-05 requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for book and tax purposes. A deferred tax asset or liability for each temporary difference is determined based upon the tax rates that the organization expects to be in effect when the underlying items of income and expense are realized. A deferred tax valuation allowance is established if it is more likely than not that all or a portion of the deferred tax assets will not be realized.

        In addition, FASB ASC 740-10-05-6 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FASB ASC 740-10-05-6 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. This interpretation was effective January 1, 2007. The adoption of FASB ASC 740-10-05-6 did not materially affect our consolidated financial statements.

        We have a wholly owned domestic taxable REIT subsidiary that has made a joint election with us to be treated as our TRS. Our TRS is a separate entity subject to federal income tax under the Internal Revenue Code. For the three months ended March 31, 2010 and 2009, we did not record any current income tax expense. As of March 31, 2010, we had recorded a $16,040 valuation allowance on deferred tax assets of $16,040 attributable to income tax net operating loss carryforwards relating to our TRS. The valuation allowance is based on management's estimate that our TRS is not expected to generate sufficient taxable income to recover the deferred tax assets. As of March 31, 2010, we did not have a deferred tax liability. As of March 31, 2010, we had net operating loss carryforwards of $35,254. Almost all of the net operating loss carryforwards expire in 2027.

        Our policy for interest and penalties on material uncertain tax positions recognized in our consolidated financial statements is to classify such interest and penalties as interest expense and operating expense, respectively. However, in accordance with FASB ASC 740-10-05-6, we assessed our tax positions for all open tax years (Federal, years 2005 through 2009 and State, years 2005 through 2009) as of March 31, 2010, and concluded that we have no material FASB ASC 740-10-50-15 liabilities to be recognized at this time.

20

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Financing Costs

        Deferred financing costs represent commitment fees, legal fees and other third party costs associated with obtaining commitments for financing that result in a closing of such financing. These costs are amortized over the terms of the respective agreements using the effective interest method or a method that approximates the effective interest method and the amortization is reflected in interest expense. Unamortized deferred financing costs are expensed when the associated debt is refinanced or repaid before maturity. Costs incurred in seeking financing transactions that do not close are expensed in the period in which it is determined that the financing will not close.

Earnings per Share

        We compute basic and diluted earnings per share in accordance with FASB ASC 260-10-50-1 (previously SFAS 128). Basic earnings per share ("EPS") is computed based on net income divided by the weighted average number of shares of common stock and other participating securities outstanding during the period. Diluted EPS is based on net income divided by the weighted average number of shares of common stock plus any additional shares of common stock attributable to stock options, provided that the options have a dilutive effect. At each of March 31, 2010 and March 31, 2009, options to purchase a total of 130,000 shares of common stock have been excluded from the computation of diluted EPS as they were determined to be antidilutive.

Stock Based Compensation

        We account for stock-based compensation in accordance with the provisions of FASB ASC 718-10-10-2 (previously SFAS 123R), which establishes accounting and disclosure requirements using fair value based methods of accounting for stock-based compensation plans. Compensation expense related to grants of stock and stock options are recognized ratably over the vesting period of such grants based on the estimated fair value on the grant date.

        Stock compensation awards granted to the Manager and certain employees of the Manager's affiliates are accounted for in accordance with FASB ASC 505-50-30-11 (previously EITF 96-18), which requires us to measure the fair value of the equity instrument using the stock prices and other measurement assumptions as of the earlier of either the date at which a performance commitment by the counterparty is reached or the date at which the counterparty's performance is complete.

Concentration of Credit Risk and Other Risks and Uncertainties

        A significant portion of our investments are concentrated in MBS that pass through collections of principal and interest from the underlying mortgages, and there is a risk that some borrowers on the underlying mortgages will default. Therefore, MBS bear exposure to credit losses. Our maximum exposure to loss due to credit risk if all parties to our investment securities failed completely to perform according to the terms of the contracts as of March 31, 2010 and December 31, 2009 is $34,215 and $42,826, respectively. Our real estate loans and other investments also bear exposure to credit losses. Our maximum exposure to loss due to credit risk if parties to our real estate loans and

21

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

other investments failed completely to perform according to the terms of the loans and other agreements as of March 31, 2010 and December 31, 2009 is $0 and $7,453, respectively. We also bear credit risk on our real estate loans of consolidated VIEs as of March 31, 2010 of $4,441,066.

        We bear certain other risks typical in investing in a portfolio of MBS. Principal risks potentially affecting our financial position, income and cash flows include the risk that (i) interest rate changes can negatively affect the market values of our MBS, (ii) interest rate changes can influence decisions made by borrowers in the mortgages underlying the securities to prepay those mortgages, which can negatively affect both the cash flows from, and the market value of, our MBS and (iii) adverse changes in the market value of our MBS and/or our inability to renew short term borrowings would result in the need to sell securities at inopportune times and cause us to realize losses.

        Other financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents and real estate loans. We place our cash and cash equivalents in excess of insured amounts with high quality financial institutions. The collateral securing our real estate loans and other investments are located in the United States.

        Credit risk also arises from the possibility that tenants may be unable to fulfill their lease commitments. We have a significant concentration of rental revenue from our commercial properties given that JPMorgan Chase is the sole tenant of all three properties. Therefore, we are subject to concentration of credit risk, and the inability of this tenant to make its lease payments could have an adverse effect on us. Our exposure to this credit risk is mitigated since we have long-term leases in place for all three properties with a tenant that has an investment grade credit rating.

Other Comprehensive Income (Loss)

        Comprehensive income (loss) consists of net income (loss) and other comprehensive income (loss). Our other comprehensive income (loss) is comprised primarily of unrealized gains and losses on available-for-sale securities and net unrealized and deferred gains and losses on certain derivative investments accounted for as cash flow hedges.

Repurchase Agreements

        In repurchase agreements, we transfer securities to a counterparty under an agreement to repurchase the same securities at a fixed price in the future. These agreements are accounted for as secured financing transactions as we maintain effective control over the transferred securities and the transfer meets the other criteria for such accounting. The transferred securities are pledged by us as collateral to the counterparty.

        FASB ASC 860-10-55-54 (previously FSP FAS 140-3) relates to repurchase financings for financial assets previously transferred between the same counterparties, that is entered into contemporaneously with, or in contemplation of, the initial transfer. FASB ASC 860-10-55-54 establishes criteria to determine the accounting treatment of transactions involving the transfer, and subsequent repurchase financing, of financial assets with the same counterparty. Transactions that do not meet the criteria of

22

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

FASB ASC 860-10-55-54 do not qualify for QSPE accounting treatment under FASB ASC 860-10-15-3 and will be treated as a derivative, requiring further evaluation under FASB ASC 815-10-05-2 (previously SFAS 133). We did not enter into any repurchase financing transactions during the three months ended March 31, 2010.

Segment Reporting

        FASB ASC 280-10-50-20 (previously SFAS 131), establishes standards on reporting operating segments in interim and annual financial reports. FASB ASC 280-10-50-20 defines an operating segment as a component of an enterprise for which discrete financial information is available and is reviewed regularly by the chief operating decision-maker, or decision-making group, to evaluate performance and make operating decisions. We have identified our chief operating decision-maker as our chief executive officer. We have determined that we operate in two reportable segments: a Securities, Loans and Other Investments segment and a Commercial Real Estate segment. The reportable segments were determined based on the allocation of our investment portfolio between investment activity and commercial real estate operations in which separate performance data is produced and analyzed by management and the chief operating decision-maker.

Recently Adopted Accounting Pronouncements

        In June 2009, the FASB issued FASB ASC 860-10-65-3 (previously SFAS 166). FASB ASC 860-10-65-3 removed the concept of a QSPE and the exemptions from consolidation for QSPEs; it also requires a transferor to evaluate all existing QSPEs to determine whether those QSPEs must be consolidated in accordance with SFAS 167, as defined below. FASB ASC 860-10-65-3 revises and clarifies the derecognition requirements for transfers of financial assets and the initial measurement of beneficial interests that are received as proceeds by a transferor in connection with transfers of financial assets. In addition, FASB ASC 860-10-65-3 requires additional disclosure about transfers of financial assets and a transferor's continuing involvement with such transferred financial assets. FASB ASC 860-10-65-3 is effective for financial asset transfers occurring after an entity's first fiscal year beginning after November 15, 2009. The adoption of FASB ASC 860-10-65-3 did not have a significant impact on our consolidated financial statements.

23

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In June 2009, the FASB issued FASB ASC 810-10-65-2 (previously SFAS 167), which amends the consolidation guidance applicable to VIEs. The amendments to the consolidation guidance affect all entities currently within the scope of FASB ASC 810-10-05-8 (previously FIN 46(R)), as well as QSPEs that currently are excluded from the scope of FASB ASC 810-10-05-8 (previously FIN 46(R)). FASB ASC 810-10-65-2 is effective for fiscal years beginning after November 15, 2009. FASB ASC 810-10-65-2 significantly changes the criteria by which an enterprise determines whether it must consolidate a VIE. Currently, a VIE is consolidated by the enterprise that will absorb a majority of the expected losses or expected residual returns created by the assets of the VIE. FASB ASC 810-10-65 requires that a VIE be consolidated by the enterprise that has both the power to direct the activities that most significantly impact the VIE's economic performance and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. FASB ASC 810-10-65 also requires that an enterprise continually reassess, based on current facts and circumstances, whether it should consolidate the VIEs with which it is involved. Effective January 1, 2010, we adopted FASB ASC 810-10-65-2 and, accordingly, consolidated certain VIEs that were not included in our consolidated financial statements as of December 31, 2009. The disclosure requirements under FASB ASC 810-10-65-2 are included in Note 6 to these consolidated financial statements.

        In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends existing disclosure guidance related to fair value measurements. Specifically, ASU 2010-06 requires (i) details of significant asset or liability transfers in and out of Level 1 and Level 2 measurements within the fair value hierarchy, and (ii) inclusion of gross purchases, sales, issuances, and settlements within the rollforward of assets and liabilities valued using Level 3 inputs within the fair value hierarchy. In addition, ASU 2010-06 clarifies and increases existing disclosure requirements related to (i) the disaggregation of fair value disclosures and (ii) the inputs used in arriving at fair values for assets and liabilities valued using Level 2 and Level 3 inputs within the fair value hierarchy; however, these two requirements have been deferred. ASU 2010-06 is effective for the first interim or annual period beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward, which is required for annual reporting periods beginning after December 15, 2010 and for interim periods within those years. The adoption of ASU 2010-06 did not have a material impact on our consolidated financial statements.

Presentation

        Certain reclassifications have been made in the presentation of the prior periods consolidated financial statements to conform to the March 2010 presentation.

3. COMPLETION OF THE EXCHANGE AND DISCHARGE OF TRUST PREFERRED SECURITIES

        On January 29, 2010, we entered into an exchange agreement, which we refer to as the Exchange Agreement, with Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd., which we collectively refer to as Taberna, pursuant to which we exchanged certain of our assets described below for the outstanding $50,000 aggregate liquidation preference of trust preferred securities issued

24

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

3. COMPLETION OF THE EXCHANGE AND DISCHARGE OF TRUST PREFERRED SECURITIES (Continued)

by Crystal River Preferred Trust I and backed by $51,550 aggregate principal amount of our junior subordinated notes due 2037. Immediately following the closing of the transaction contemplated by the Exchange Agreement, the junior subordinated notes were cancelled, the indenture under which the notes were issued was discharged and Crystal River Preferred Trust I was dissolved.

        Pursuant to the Exchange Agreement, we transferred and assigned to Taberna two real estate loans and a CMBS bond, which collectively had an aggregate carrying value for accounting purposes on our balance sheet as of December 31, 2009 of $5,979, and we also paid to Taberna a $1,000 exchange fee. We also paid $500 to cover all costs and expenses that were incurred by the collateral manager for Taberna, the indenture trustee and their respective advisors. This transaction resulted in a gain on extinguishment of debt of $39,916, or $1.57 per share.

4. CMBS ASSET SALE

        On March 9, 2010, we entered into a binding letter of intent (the "Asset Sale LOI"), with Ranieri Partners Management LLC or its affiliates (together, "Ranieri"). Pursuant to the Asset Sale LOI, Ranieri (either directly or through an affiliate) agreed to purchase certain mortgage pass-through certificates (the "LOI CMBS Assets") from us. Further, pursuant to the Asset Sale LOI, we agreed to appoint Ranieri (or its designee) as the replacement manager of CDO I and CDO II. Ranieri agreed to pay us a total purchase price of $8,000 for the sale of those assets to Ranieri, of which $2,500 (plus accrued and unpaid interest through the closing date of that portion of the transaction) was paid upon the sale of the LOI CMBS Assets on March 15, 2010, $2,000 will be paid upon the transfer of the CDO II rights referenced above, and $3,500 will be paid upon the transfer of the CDO I rights referenced above. We also agreed to grant to Ranieri a right of first refusal to purchase all or any portion of our interest in two CMBS securitizations if we sell those securities in the future. The completion of the transfer of the CDO I and CDO II rights set forth in the Asset Sale LOI is subject to various customary closing conditions as well as the execution of definitive agreements. Our board of directors had previously appointed a special committee of disinterested directors, which we refer to as the Special Committee, to, among other things, evaluate our strategic alternatives. The Special Committee, with the assistance of its financial advisor, solicited and received several bids on the assets that are the subject of the Asset Sale LOI. The Special Committee selected the Ranieri bid based on the combination of price and other terms, in particular those providing greater certainty of closing.

        In connection with the sale of the LOI CMBS Assets on March 15, 2010, the net gain has been deferred and will be recognized once the entire transaction has been completed as the sale of the LOI CMBS Assets, transfer of the CDO I and CDO II rights and right of first refusal referenced above constitute a multiple-element transaction and because fair value cannot be allocated among the different components within this transaction. The deferred gain was recorded as a liability on our consolidated balance sheet as of March 31, 2010.

25

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY

Fair Value on a Recurring Basis

        The following tables set forth by level within the fair value hierarchy our assets and liabilities accounted for at fair value on a recurring basis under FASB ASC 815-15-25-4 (previously SFAS 155) and FASB ASC 825-10-50-8 (previously SFAS 159) as of March 31, 2010 and December 31, 2009. As required by FASB ASC 820-10-50-1 (previously SFAS 157), assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	Fair Value Measurements as of March 31, 2010
	Level 1	Level 2	Level 3	Total
Assets accounted for at fair value:
Investment securities	$—	$—	$34,215	$34,215
Real estate loans of consolidated VIEs	—	—	4,441,066	4,441,066

Total assets at fair value	$—	$—	$4,475,281	$4,475,281

Liabilities accounted for at fair value:
Collateralized debt obligations	$—	$—	$31,340	$31,340
Securitized debt obligations of consolidated VIEs	—	—	4,418,577	4,418,577
Derivative liabilities	—	—	38,608	38,608

Total liabilities at fair value	$—	$—	$4,488,525	$4,488,525

	Fair Value Measurements as of December 31, 2009
	Level 1	Level 2	Level 3	Total
Assets accounted for at fair value:
Investment securities	$—	$—	$42,826	$42,826
Derivative assets	—	—	—	—

Total assets at fair value	$—	$—	$42,826	$42,826

Liabilities accounted for at fair value:
Collateralized debt obligations	$—	$—	$33,617	$33,617
Derivative liabilities	—	—	34,937	34,937

Total liabilities at fair value	$—	$—	$68,554	$68,554

26

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

        The following is a summary of our investment securities based on the lowest level input that is significant to each security's fair value measurement in its entirety as of March 31, 2010 and December 31, 2009.

	Investment Securities at Fair Value as of March 31, 2010
Security Description	Level 1	Level 2	Level 3	Total
CMBS	$—	$—	$30,113	$30,113
Non-Agency RMBS	—	—	4,102	4,102

Total investment securities at fair value	$—	$—	$34,215	$34,215

Level 3 assets for which we do not bear direct economic exposure(1)			28,980

Level 3 assets for which we bear direct economic exposure			$5,235

	Investment Securities at Fair Value as of December 31, 2009
Security Description	Level 1	Level 2	Level 3	Total
CMBS	$—	$—	$38,113	$38,113
Non-Agency RMBS	—	—	4,713	4,713

Total investment securities at fair value	$—	$—	$42,826	$42,826

Level 3 assets for which we do not bear direct economic exposure(1)			35,536

Level 3 assets for which we bear direct economic exposure			$7,290

(1)
Consists of Level 3 assets that are financed by our collateralized debt obligations. We own an interest in these securities through our investment in the subordinate classes of notes issued by these CDOs.

27

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

Level 3 Gains and Losses

        The table below sets forth a summary of changes in the fair value of our assets with significant valuation inputs classified as Level 3 for the three months ended March 31, 2010.

	Assets Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	Investment securities— available-for- sale	Investment securities—held- for-trading at FVO	Real estate loans of consolidated VIEs at FVO	Total
Balance, December 31, 2009	$7,318	$35,508	$—	$42,826
Adoption of FASB ASC 810-10-65-2	(926)	(12,407)	10,652,848	10,639,515
Total net gains or losses on assets still held at March 31, 2010:
Included in earnings—interest income	(896)	(1,659)	2,409	(146)
Included in earnings—impairments	(586)	—	—	(586)
Included in earnings—mark to market on held-for-trading securities/real estate loans of consolidated VIEs	—	(113)	488,344	488,231
Included in earnings—other	(112)	(155)	—	(267)
Included in accumulated other comprehensive income (loss)	645	—	—	645
Total net gains or losses on assets disposed/redeemed during the period:
Included in earnings—interest income	3	8	—	11
Included in earnings—impairments	—	—	—	—
Included in earnings—mark to market on held-for-trading securities (FVO)	—	—	—	—
Included in earnings—other	(3)	(10)	—	(13)
Included in accumulated other comprehensive income (loss)	—	—	—	—
Net purchases, dispositions and settlements	(180)	(143)	(208,016)	(208,339)
Deconsolidation of VIEs due to sale of CMBS (Note 4)	—	7,923	(6,494,519)	(6,486,596)
Transfers in and/or out of Level 3	—	—	—	—

Balance, March 31, 2010	$5,263	$28,952	$4,441,066	$4,475,281

        During the three months ended March 31, 2010, our assets measured at fair value on a recurring basis reflected as Level 3 increased largely due to the real estate loans of the newly consolidated VIEs as a result of the adoption of FASB ASC 810-10-65-2 on January 1, 2010 (see Note 6). Our investment

28

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

securities and real estate loans of consolidated VIEs are reflected as Level 3 as a result of the reduction of liquidity in the capital markets that has resulted in a decrease in the observability of the significant inputs used in determining fair value.

        The table below sets forth a summary of changes in the fair value of our assets with significant valuation inputs classified as Level 3 for the three months ended March 31, 2009.

	Assets Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	Investment securities— available-for- sale	Investment securities—held- for-trading at FVO	Total
Balance, December 31, 2008	$21,615	$51,301	$72,916
Total net gains or losses on assets still held at March 31, 2009:
Included in earnings—interest income	447	678	1,125
Included in earnings—impairments	(5,784)	—	(5,784)
Included in earnings—mark to market on held-for-trading securities (FVO)	—	(14,423)	(14,423)
Included in earnings—other	(298)	(73)	(371)
Included in accumulated other comprehensive income (loss)	196	—	196
Total net gains or losses on assets disposed/redeemed during the period:
Included in earnings—interest income	—	—	—
Included in earnings—impairments	—	—	—
Included in earnings—mark to market on held-for-trading securities (FVO)	—	—	—
Included in earnings—other	(6)	—	(6)
Included in accumulated other comprehensive income (loss)	(1)	—	(1)
Net purchases, dispositions and settlements	(66)	(24)	(90)
Transfers in and/or out of Level 3	—	—	—

Balance, March 31, 2009	$16,103	$37,459	$53,562

        During the three months ended March 31, 2009, our assets measured at fair value on a recurring basis reflected as Level 3 decreased, largely as a result of principal repayments on CMBS and Non-Agency RMBS totaling $51 and spread widening on our CMBS and Non-Agency RMBS. A significant amount of our available-for-sale securities are reflected as Level 3 as a result of the

29

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

reduction of liquidity in the capital markets that has resulted in a decrease in the observability of the significant inputs used in determining fair value.

        The table below sets forth a summary of changes in the fair value of our liabilities with significant valuation inputs classified as Level 3 for the three months ended March 31, 2010.

	Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	Derivative Liabilities	Collateralized Debt Obligations at FVO	Securitized Debt Obligations of consolidated VIEs at FVO	Total
Balance, December 31, 2009	$34,937	$33,617	$—	$68,554
Adoption of FASB ASC 810-10-65-2	—	—	10,598,060	10,598,060
Total net gains or losses (realized/unrealized) still held at March 31, 2010:
Included in earnings—interest expense	—	—	26,734	26,734
Included in earnings—mark to market on collateralized/securitized debt obligations (of consolidated variable interest entities)	—	(1,844)	464,683	462,839
Included in earnings—realized and unrealized loss on derivatives	3,671	—	—	3,671
Net issuances, dispositions and settlements	—	(433)	(208,132)	(208,565)
Deconsolidation of VIEs due to sale of CMBS (Note 4)	—	—	(6,462,768)	(6,462,768)
Transfers in and/or out of Level 3	—	—	—	—

Balance, March 31, 2010	$38,608	$31,340	$4,418,577	$4,488,525

        During the three months ended March 31, 2010, our liabilities measured at fair value on a recurring basis reflected as Level 3 increased largely due to the securitized debt obligations of the newly consolidated VIEs as a result of the adoption of FASB ASC 810-10-65-2 (see Note 6).

30

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

        The table below sets forth a summary of changes in the fair value of our liabilities with significant valuation inputs classified as Level 3 for the three months ended March 31, 2009.

	Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	Derivative Liabilities	Collateralized Debt Obligations at FVO	Total
Balance, December 31, 2008	$57,280	$45,429	$102,709
Total net gains or losses (realized/unrealized) still held at March 31, 2009:
Included in earnings—mark to market on collateralized debt obligations	—	(4,546)	(4,546)
Included in earnings—realized and unrealized gain on derivatives	(6,926)	—	(6,926)
Net issuances, dispositions and settlements	(3,688)	(5,362)	(9,050)
Transfers in and/or out of Level 3	—	—	—

Balance, March 31, 2009	$46,666	$35,521	$82,187

        During the three months ended March 31, 2009, our liabilities measured at fair value on a recurring basis reflected as Level 3 decreased, largely due to unrealized gains on our interest rate swaps and payments in respect of our credit default swaps, which we refer to as CDS.

31

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

        The table below sets forth a summary of changes in the fair value of our assets with significant valuation inputs classified as Level 3 for the three months ended March 31, 2010.

	Investment Securities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	CMBS	Non-Agency RMBS	Real estate loans of consolidated VIEs at FVO	Total
Balance, December 31, 2009	$38,113	$4,713	$—	$42,826
Adoption of FASB ASC 810-10-65-2	(13,333)	—	10,652,848	10,639,515
Total net gains/losses on securities still held at end of period:
Included in earnings—interest income	(2,844)	289	2,409	(146)
Included in earnings—impairments	(455)	(131)	—	(586)
Included in earnings—mark to market on held-for-trading securities/real estate loans of consolidated VIEs	332	(445)	488,344	488,231
Included in earnings—other	—	(267)	—	(267)
Included in accumulated other comprehensive income (loss)	443	202	—	645
Total net gains/losses on securities disposed/redeemed during period:
Included in earnings—interest income	—	11	—	11
Included in earnings—impairments	—	—	—	—
Included in earnings—mark to market on held-for-trading securities (FVO)	—	—	—	—
Included in earnings—other	—	(13)	—	(13)
Included in accumulated other comprehensive income (loss)	—	—	—	—
Net purchases, dispositions and settlements	(66)	(257)	(208,016)	(208,339)
Deconsolidation of VIEs due to sale of CMBS (Note 4)	7,923	—	(6,494,519)	(6,486,596)
Transfers in and/or out of Level 3	—	—	—	—

Balance, March 31, 2010	$30,113	$4,102	$4,441,066	$4,475,281

32

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

        The table below sets forth a summary of changes in the fair value of our assets with significant valuation inputs classified as Level 3 for the three months ended March 31, 2009.

	Investment Securities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
	CMBS	Non-Agency RMBS	Total
Balance, December 31, 2008	$58,093	$14,823	$72,916
Total net gains/losses on securities still held at end of period:
Included in earnings—interest income	614	511	1,125
Included in earnings—impairments	(3,318)	(2,466)	(5,784)
Included in earnings—mark to market on held-for-trading securities (FVO)	(11,053)	(3,370)	(14,423)
Included in earnings—other	—	(371)	(371)
Included in accumulated other comprehensive income (loss)	214	(18)	196
Total net gains (losses) on securities disposed/redeemed during period:
Included in earnings—interest income	—	—	—
Included in earnings—realized gain (loss) on sale	—	—	—
Included in earnings—impairments	—	—	—
Included in earnings—mark to market on held-for-trading securities (FVO)	—	—	—
Included in earnings—other	—	(6)	(6)
Included in accumulated other comprehensive income (loss)	—	(1)	(1)
Net purchases, dispositions and settlements	—	(90)	(90)
Transfers in and/or out of Level 3	—	—	—

Balance, March 31, 2009	$44,550	$9,012	$53,562

Valuation Techniques

        In accordance with FASB ASC 820-10-50-1 (previously SFAS 157), valuation techniques used for assets and liabilities accounted for at fair value are generally categorized into three types:

          Market Approach— Market approach valuation techniques use prices and other relevant information from market transactions involving identical or comparable assets or liabilities. Valuation techniques consistent with the market approach include comparables and matrix pricing. Comparables use market multiples, which might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both quantitative and qualitative factors specific to the measurement. Matrix

33

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

  pricing is a mathematical technique used principally to value certain securities without relying exclusively on quoted prices for the specific securities but comparing the securities to benchmark or comparable securities. Level 3 includes financial instruments that are marked to model using relevant empirical data to extrapolate an estimated fair value. The models' inputs reflect assumptions that market participants would use in pricing the instrument in a current period transaction and outcomes from the models represent an exit price and expected future cash flows (adjusted for credit risk).

          Income Approach— Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts.

          Cost Approach— Cost approach valuation techniques are based upon the amount that, at present, would be required to replace the service capacity of an asset, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility.

        The three approaches described within FASB ASC 820-10-50-1 (previously SFAS 157) are consistent with generally accepted valuation methodologies. While all three approaches are not applicable to all assets or liabilities accounted for at fair value, where appropriate and possible, one or more valuation techniques may be used. The selection of the valuation method(s) to apply considers the definition of an exit price and the nature of the asset or liability being valued and significant expertise and judgment is required. For assets and liabilities accounted for at fair value, excluding real estate held for sale, valuation techniques generally are a combination of the market and income approaches. Real estate held for sale valuation techniques generally combine income and cost approaches. For the three months ended March 31, 2010, the application of valuation techniques applied to similar assets and liabilities has been consistent.

Fair Value on a Non-Recurring Basis

        Certain assets are measured at fair value on a non-recurring basis and are not included in the tables above. These assets include real estate loans and real estate loans held for sale that are reported at the lower of cost or market and loans held for sale that initially were measured at cost and have been written down to fair value as a result of being designated for sale.

        Real estate loans—As of March 31, 2010, we had one real estate construction loan and one mezzanine loan that are held for investment where allowances for loan losses have been calculated based upon the fair value of the underlying collateral and by using a fundamental cash flow valuation analysis resulting in a carrying value of zero. The cash flow analysis includes cumulative loss assumptions derived from multiple inputs including current housing prices, costs to complete the construction of the underlying collateral, expected recoveries from supporting collateral and other market data.

34

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

        Real estate loans held for sale—As of March 31, 2010, we did not have any real estate loans held for sale.

        The following table shows the hierarchy for those assets measured at fair value on a non-recurring basis as of December 31, 2009.

	Assets Measured at Fair Value on a Non-Recurring Basis Using Significant Unobservable Inputs (Level 3) as of December 31, 2009
Asset Description	Level 1	Level 2	Level 3	Total
Real estate loans	$—	$—	$—	$—
Real estate loans held for sale	—	—	5,903	5,903

Total assets at fair value	$—	$—	$5,903	$5,903

        Real estate loans—We had one real estate construction loan and one mezzanine loan that are held for investment where allowances for loan losses have been calculated based upon the fair value of the underlying collateral and by using a fundamental cash flow valuation analysis. The cash flow analysis includes cumulative loss assumptions derived from multiple inputs including current housing prices, costs to complete the construction of the underlying collateral, expected recoveries from supporting collateral and other market data.

        Real estate loans held for sale—We designated one mezzanine loan and one whole loan as being held for sale as of December 31, 2009 as we have committed to sell them, or we have the intent and ability to sell them in the near future. The fair values of the mezzanine loan and the whole loan held for sale were based on management's discounted cash flow analysis.

35

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

Fair Value Option

        The following reflects the assets and liabilities accounted for under the fair value option and the change in fair value recorded in our consolidated statement of operations:

		Changes in Fair Values for the Three Months Ended March 31, 2010, For Items Measured at Fair Value Pursuant to the Election of the Fair Value Option
	Fair Value Option March 31, 2010	Interest Income/ (Expense)(1)	Net Mark to Market Adjustments on Investment Securities— Held-for- Trading	Net Mark to Market Adjustments on Collateralized Debt Obligations
Assets accounted for under the fair value option:
Held-for-trading securities:
CMBS	$26,877	$(1,858)	$332	$—
Non-Agency RMBS	2,075	207	(445)	—
Real estate loans of consolidated VIEs	4,441,066	2,409	488,344	—

	$4,470,018	$758	$488,231	$—

Liabilities accounted for under the fair value option:
Collateralized debt obligations	$31,340	$—	$—	$(1,844)
Securitized debt obligations of consolidated VIEs	4,418,577	26,734	—	464,683

	$4,449,917	$26,734	$—	$462,839

(1)
Represents accretion of net discount only.

36

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

		Changes in Fair Values for the Three Months Ended March 31, 2009, For Items Measured at Fair Value Pursuant to the Election of the Fair Value Option
	Fair Value Option March 31, 2009	Interest Income(1)	Net Mark to Market Adjustments on Investment Securities— Held-for- Trading	Net Mark to Market Adjustments on Collateralized Debt Obligations
Assets accounted for under the fair value option:
Held-for-trading securities:
CMBS	$32,971	$248	$(11,053)	$—
Non-Agency RMBS	4,488	430	(3,370)	—

	$37,459	$678	$(14,423)	$—

Liabilities accounted for under the fair value option:
Collateralized debt obligations	$35,521	$—	$—	$(4,546)

(1)
Represents accretion of net discount only.

        Total financial assets at fair value classified within Level 3 were $4,475,281 and $48,729 as of March 31, 2010 and December 31, 2009, respectively. Such amounts represent 93% and 13% of "Total assets" on the consolidated balance sheet as of March 31, 2010 and December 31, 2009, respectively. Excluding assets for which we do not bear direct economic exposure, Level 3 assets were 0% and 2% of "Total assets" as of March 31, 2010 and December 31, 2009, respectively.

        Total financial liabilities at fair value classified within Level 3 were $4,488,525 and $68,554 as of March 31, 2010 and December 31, 2009, respectively. Such amounts represent 93% and 16% of "Total liabilities" on the consolidated balance sheets as of March 31, 2010 and December 31, 2009, respectively.

        As of March 31, 2010 and December 31, 2009, our CDO notes had a face value of $454,829 and $455,262, respectively, and fair value of $31,340 and $33,617, respectively.

Derivative Financial Instruments

        Currently, we use interest rate swaps to manage our interest rate risk. The valuation of these instruments is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments)

37

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

5. FAIR VALUE HIERARCHY (Continued)

and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.

        To comply with the provisions of FASB ASC 820-10-50-9 (previously SFAS 157), we incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting and any applicable credit enhancements, such as collateral posting, thresholds, mutual puts and guarantees. For the three months ended March 31, 2010 and March 31, 2009, we recorded $(773) and $3,068, respectively, into earnings as a gain (loss), which is reflected in realized and unrealized gain (loss) on derivatives on our consolidated statement of operations, relating to our nonperformance risk.

        Although we have determined that the majority of the inputs used to value our derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with our derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by ourselves and our counterparties. As of March 31, 2010, we have assessed the significance of the impact of the credit valuation adjustments on the overall valuation of our derivative positions and have determined that the credit valuation adjustments are significant to the overall valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 3 of the fair value hierarchy.

        In addition, we have a credit default swap that is held as an investment. The valuation of this derivative is based on the expected creditworthiness of the underlying asset discounted based on current market rates utilized by dealers. The determination of expected credit assumptions requires certain judgments which cannot be attributed to observable market inputs. As a result, we have determined that our credit default swap is classified in Level 3 of the fair value hierarchy.

6. VARIABLE INTEREST ENTITIES

        In accordance with FASB ASC 810-10-65-2, we consolidate all VIEs for which we are the primary beneficiary. As of March 31, 2010, our consolidated balance sheet includes approximately $4,461,928 of assets and $4,456,118 of liabilities from two consolidated VIEs. These VIEs are securitization vehicles that invest in real estate debt instruments, which investments were not originated or transferred to the VIEs by us. As a result of consolidation, our ownership interests in these VIEs have been eliminated, and our balance sheet reflects both the assets held and debt issued by these VIEs to third parties. Similarly, our operating results and cash flows include the gross amounts related to the assets and liabilities of the VIEs, as opposed to our net economic interests in these entities. Upon our adoption of FASB ASC 810-10-65-2, we also applied the fair value option, in accordance with FASB ASC 825-10-45-1 (previously FAS 159), to the assets and liabilities of the VIEs.

        Our interest in the assets held by these VIEs, which are consolidated on our balance sheet at their fair value, is restricted by the structural provisions of these entities, and a recovery of our investment in the VIEs will be limited by each entity's distribution provisions. The liabilities of the VIEs, which also

38

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

6. VARIABLE INTEREST ENTITIES (Continued)

are consolidated on our balance sheet at their fair value, are non-recourse to us, and can generally only be satisfied from each VIE's respective asset pool. We are not obligated to provide, nor have we provided, any financial support to these VIEs.

        The following disclosures relate specifically to the assets and liabilities of these VIEs, as stated on our consolidated balance sheets.

Assets—Real Estate Loans

        Our consolidated VIEs' assets consist of real estate loans and interest receivable. The following is a summary of the real estate loans of the consolidated VIEs as of March 31, 2010:

Loan Type	Number of Loans	Face Value	Carrying Value	Weighted Average Interest Rate	Maturity Date/Range	Weighted Average Years to Maturity
Whole loans	434	$4,858,774	$4,441,066	5.75%	06/2010 - 07/2030	5.58

Total	434	$4,858,774	$4,441,066

        The maturities of the real estate loans of our consolidated VIEs as of March 31, 2010 are as follows:

Face Amount
Remainder of 2010	$238,576
2011	119,955
2012	56,737
2013	131,944
2014	27,898
Thereafter	4,283,664

$4,858,774

        As of March 31, 2010, the fair value of real estate loans within our consolidated VIEs in which interest payments are more than 90 days past due, and therefore on non-accrual status, totaled $131,761 with a face amount of $217,249.

39

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

6. VARIABLE INTEREST ENTITIES (Continued)

Liabilities—Securitized Debt Obligations

        Our consolidated VIEs' liabilities consist of securitized debt obligations, interest payable and other liabilities. As of March 31, 2010, we consolidated $4,418,577 of securitized debt obligations at fair value. The following is a summary of each entity's outstanding securitized debt obligations:

VIE	Face Value	Carrying Value	Weighted Average Interest Rate
COMM 2005-C6	$2,037,826	$1,848,949	5.30%
BSCMS 2006-PW13	2,820,948	2,569,628	6.07

Total	$4,858,774	$4,418,577

        The maturities of the securitized debt obligations as of March 31, 2010 are as follows:

	Payment due by Period
Securitized Debt Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
COMM 2005-C6	$2,037,826	$257,407	$98,855	$89,581	$1,591,983
BSCMS 2006-PW13	2,820,948	30,316	193,675	214,368	2,382,589

Total	$4,858,774	$287,723	$292,530	$303,949	$3,974,572

7. INVESTMENT SECURITIES

        Our investment securities are classified into two categories, available-for-sale and trading, in which both are carried at their estimated fair values. The amortized cost and estimated fair values of our investment securities as of March 31, 2010 and December 31, 2009 are summarized as follows:

Available-for-sale Securities

		Unrealized
	Amortized Cost
		Gains(1)	Losses(1)	Fair Value
March 31, 2010
CMBS	$1,637	$1,599	$—	$3,236
Non-Agency RMBS	1,825	202	—	2,027

Total	$3,462	$1,801	$—	$5,263

December 31, 2009
CMBS	$3,144	$2,083	$—	$5,227
Non-Agency RMBS	2,091	—	—	2,091

Total	$5,235	$2,083	$—	$7,318

(1)
Included in accumulated other comprehensive income (loss).

40

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

7. INVESTMENT SECURITIES (Continued)

Trading Securities

		Unrealized
	Amortized Cost
		Gains(1)	Losses(1)	Fair Value
March 31, 2010
CMBS	$14,810	$12,067	$—	$26,877
Non-Agency RMBS	1,720	355	—	2,075

Total	$16,530	$12,422	$—	$28,952

December 31, 2009
CMBS	$23,049	$9,837	$—	$32,886
Non-Agency RMBS	2,617	5	—	2,622

Total	$25,666	$9,842	$—	$35,508

(1)
Included in consolidated statements of operations.

        We pledge our investment securities to secure our collateralized debt obligations and borrowings under our secured revolving credit facility. The fair value of the investment securities that we pledged as collateral as of March 31, 2010 and December 31, 2009 is summarized as follows:

Pledged as Collateral:	March 31, 2010	December 31, 2009
For borrowings under collateralized debt obligations	$28,980	$35,536
For borrowings under secured revolving credit facility, related party	5,235	6,450

Total	$34,215	$41,986

41

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

7. INVESTMENT SECURITIES (Continued)

        The aggregate estimated fair values by underlying credit rating of our investment securities as of March 31, 2010 and December 31, 2009 were as follows:

	March 31, 2010		December 31, 2009
Security Rating	Estimated Fair Value	Percentage	Estimated Fair Value	Percentage
AAA	$—	—%	$—	—%
AA	—	—	—	—
A	—	—	—	—
BBB	—	—	3,724	8.70
BB	—	—	5,451	12.73
B	17,140	50.10	15,506	36.20
CCC	11,049	32.29	9,049	21.13
CC	—	—	—	—
C	5,215	15.24	6,698	15.64
Not rated	811	2.37	2,398	5.60

Total	$34,215	100.00%	$42,826	100.00%

        The face amount and net unearned discount on our investment securities as of March 31, 2010 and December 31, 2009 were as follows:

Description:	March 31, 2010	December 31, 2009
Face amount	$749,616	$921,994
Net unearned discount	(729,624)	(891,093)

Amortized cost	$19,992	$30,901

        For the three months ended March 31, 2010 and the three months ended March 31, 2009, net discount (premium) on investment securities accreted into interest income totaled $(2,544) and $1,125, respectively.

        Commercial Mortgage Backed Securities ("CMBS")—Our investments include CMBS, which are mortgage backed securities that are secured by, or evidence ownership interests in, a single commercial mortgage loan or a partial or entire pool of mortgage loans secured by commercial properties. The securities may be senior, subordinated, investment grade or non-investment grade.

42

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

7. INVESTMENT SECURITIES (Continued)

        The following is a summary of our CMBS investments as of March 31, 2010 and December 31, 2009:

March 31, 2010

					Weighted Average
		Gross Unrealized
	Amortized Cost			Estimated Fair Value		Book Yield(1)	Market Yield(2)	Term (yrs)
Security Rating		Gains	Losses		Coupon
AAA	$—	$—	$—	$—	—%	—%	—%	—
AA	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—	—
B	10,888	5,406	—	16,294	5.43	63.50	224.72	5.91
CCC	5,118	5,269	—	10,387	5.20	194.35	897.05	7.32
CC	—	—	—	—	—	—	—	—
C	358	2,532	—	2,890	5.10	573.11	3,836.37	6.56
Not rated	83	459	—	542	5.18	1,091.01	2,603.90	7.79

Total CMBS	$16,447	$13,666	$—	$30,113	5.22	120.50	846.05	6.49

December 31, 2009

					Weighted Average
		Gross Unrealized
	Amortized Cost			Estimated Fair Value		Book Yield(1)	Market Yield(2)	Term (yrs)
Security Rating		Gains	Losses		Coupon
AAA	$—	$—	$—	$—	—%	—%	—%	—
AA	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—
BBB	3,724	—	—	3,724	5.20	9.74	44.67	5.93
BB	4,895	556	—	5,451	5.34	7.77	44.11	6.59
B	10,374	4,285	—	14,659	5.50	28.36	86.59	6.40
CCC	4,833	3,460	—	8,293	5.19	37.80	614.49	7.78
CC	—	—	—	—	—	—	—	—
C	2,078	1,790	—	3,868	5.09	95.23	487.22	6.64
Not rated	289	1,829	—	2,118	5.11	256.44	2,157.59	9.19

Total CMBS	$26,193	$11,920	$—	$38,113	5.21	31.43	347.01	6.86

(1)
Book yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the amortized cost of the security.

(2)
Market yield as reflected above is the implied yield based on a zero-loss scenario (i.e., not taking into account any assumed defaults) and the fair value of the security.

43

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

7. INVESTMENT SECURITIES (Continued)

        Residential Mortgage Backed Securities ("RMBS")—Our investments include RMBS, which are securities that represent participations in, and are secured by or payable from, mortgage loans secured by residential properties. Our RMBS investments include Non-Agency pass-through certificates that are rated classes in senior/subordinated structures ("Non-Agency RMBS").

        The following is a summary of our Non-Agency RMBS investments as of March 31, 2010 and December 31, 2009:

March 31, 2010

		Gross Unrealized			Weighted Average
Security Rating	Amortized Cost	Gains	Losses	Estimated Fair Value	Coupon	Book Yield(1)	Market Yield(2)	Term (yrs)
AAA	$—	$—	$—	$—	—%	—%	—%	—
AA	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—	—
B	826	20	—	846	1.74	73.30	58.62	5.58
CCC	662	—	—	662	3.82	148.58	152.42	7.29
CC	—	—	—	—	—	—	—	—
C	1,895	430	—	2,325	4.74	1,151.59	20,332.75	5.47
Not rated	162	107	—	269	2.63	75,652.82	46,191.35	5.40

Total Non-Agency RMBS	$3,545	$557	$—	$4,102	3.92	4,119.72	14,589.41	5.78

44

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

7. INVESTMENT SECURITIES (Continued)

December 31, 2009

		Gross Unrealized			Weighted Average
Security Rating	Amortized Cost	Gains	Losses	Estimated Fair Value	Coupon	Book Yield(1)	Market Yield(2)	Term (yrs)
AAA	$—	$—	$—	$—	—%	—%	—%	—
AA	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—	—
B	847	—	—	847	1.73	9.77	59.24	5.65
CCC	756	—	—	756	3.98	12.06	135.51	7.44
CC	—	—	—	—	—	—	—	—
C	2,830	—	—	2,830	4.34	24.81	14,757.34	5.58
Not rated	275	5	—	280	2.87	4,299.67	5,212.70	4.48

Total Non-Agency RMBS	$4,708	$5	$—	$4,713	3.77	270.27	9,204.46	5.82

(1)
Book yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the amortized cost of the security.

(2)
Market yield as reflected above is the implied yield based on a zero-loss scenario (i.e., not taking into account any assumed defaults) and the fair value of the security.

        Other Securities—We invested in the preferred stock of Millerton I CDO with an estimated fair value of $0 as of each of March 31, 2010 and December 31, 2009, and the preferred stock of Millerton II CDO with an estimated fair value of $0 as of each of March 31, 2010 and December 31, 2009. The preferred stock of Millerton I CDO was rated C and the preferred stock of Millerton II CDO was not rated at March 31, 2010.

        Unrealized Losses—We did not own any available-for-sale securities with unrealized losses as of March 31, 2010 or December 31, 2009. Since substantial doubt exists about our ability to continue as a going concern, we have determined that it is more likely than not that our investment securities will be required to be sold before we recover our amortized cost basis and, accordingly, all unrealized losses on our investment securities have been recognized in earnings.

        Other-Than-Temporary Impairments—For the three months ended March 31, 2010, we recorded other-than-temporary impairments totaling $586. Impairments on RMBS and CMBS totaled $131 and $455, respectively. The impairments for the three months ended March 31, 2010 were attributed to both credit and non-credit losses. To determine the component of the gross other-than-temporary impairment related to credit losses, we compared the amortized cost basis of each

45

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

7. INVESTMENT SECURITIES (Continued)

other-than-temporarily impaired security to the present value of its revised expected cash flows, discounted using its pre-impairment yield. Significant judgment of management is required in this analysis that includes, but is not limited to, assumptions regarding the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass-through or coupon rate and interest rate fluctuations. Other factors considered in determining the component of other-than-temporary impairments related to credit losses include current subordination levels, interest payment shortfalls, credit ratings and delinquency rates. Other-than-temporary impairment related to non-credit losses was determined based on our assessment that it is more likely than not that our securities will be required to be sold before we recover their amortized cost basis, and therefore this impairment was recognized in earnings. The following table summarizes the amount of other-than-temporary impairments related to credit and non-credit losses for the three months ended March 31, 2010:

	Gross Other- Than- Temporary Impairments	Other-Than- Temporary Impairments Included (Offset) in Other Comprehensive Income(1)	Net Other- Than- Temporary Impairments Included in Earnings
December 31, 2009	$77,202	$5,039	$72,163
Additions due to change in expected cash flows	429	232	197
Additional increases related to credit loss for OTTI previously recognized in OCI	—	(282)	282
Reductions due to requirement to sell	39	(68)	107

March 31, 2010	$77,670	$4,921	$72,749

(1)
The balance as of March 31, 2010 represents the remaining OTTI in OCI of certain securities that are in a net gain position after including accumulated unrealized gains. The net unrealized gain in OCI as of March 31, 2010 was $1,801.

        For the three months ended March 31, 2009, we recorded impairment charges totaling $5,784, which was reclassified out of other comprehensive income. Impairments on RMBS and CMBS during the period totaled $2,467 and $3,317, respectively. The impairments were attributed to the decline in the projected yields related to changes in the cash flow assumptions, such as timing and prepayments, on the underlying assets, and other than temporary declines in the market values, which was primarily a consequence of wider spreads affecting market values of the securities.

        Sale of Available-for-Sale Securities—During the three months ended March 31, 2010, in connection with the sale of the LOI CMBS Assets on March 15, 2010 (see Note 4), a net gain has been deferred and will be recognized once the entire transaction has been completed as the sale of the LOI CMBS Assets, transfer of the CDO I and CDO II rights and right of first refusal referenced above constitute a multiple-element transaction and because fair value cannot be allocated among the different

46

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

7. INVESTMENT SECURITIES (Continued)

components within this transaction. The deferred gain was recorded as a liability on our consolidated balance sheet as of March 31, 2010. Also during the three months ended March 31, 2010, we transferred and assigned one CMBS security, among other consideration, in exchange for the cancellation of our junior subordinated notes (see Note 3). During the three months ended March 31, 2009, we did not sell any securities.

        Average maturity of our investment securities at March 31, 2010 was as follows:

Weighted Average Life
CMBS	4.17
Non-Agency RMBS	3.47

8. REAL ESTATE LOANS AND REAL ESTATE LOANS HELD FOR SALE

  Real Estate Loans

        We invest in mezzanine loans, B Notes, construction loans and whole loans. A mezzanine loan is a loan that is subordinated to a first mortgage loan on a property and is senior to the borrower's equity in the property. Mezzanine loans are made to the property's owner and are secured by pledges of ownership interests in the property and/or the property owner. The mezzanine lender can foreclose on the pledged interests and thereby succeed to ownership of the property subject to the lien of the first mortgage.

        A subordinated commercial real estate loan, which we refer to as a B Note, may be rated by at least one nationally recognized rating agency. A B Note typically is a privately negotiated loan that is secured by a first mortgage on a single large commercial property or group of related properties, and is subordinated to an A Note secured by the same first mortgage on the same property.

        A construction loan represents a participation in a construction or rehabilitation loan on a commercial property that generally provides 85% to 90% of total project costs and is secured by a first lien mortgage on the property. Alternatively, mezzanine loans can be used to finance construction or rehabilitation where the security is subordinate to the first mortgage lien. Construction loans and mezzanine loans used to finance construction or rehabilitation generally would provide fees and interest income at risk-adjusted rates.

        A whole mortgage loan is a loan secured by a first lien mortgage that provides mortgage financing to commercial and residential property owners and developers. Generally, mortgage loans have maturities that range from three to 10 years for commercial properties and up to 30 years for residential properties.

47

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

8. REAL ESTATE LOANS AND REAL ESTATE LOANS HELD FOR SALE (Continued)

        The following is a summary of our real estate loans, excluding real estate loans of consolidated VIEs (see Note 6), as of March 31, 2010 and December 31, 2009:

Loan Type	Number of Loans	Face Value	Carrying Value	Weighted Average Interest Rate	Maturity Date/Range		Weighted Average Years to Maturity
March 31, 2010
Construction loans	1	14,602	—	—(1)	11/2008	(2)	—
Mezzanine loans	1	6,358	—	—(3)	5/2009	(4)	—

	2	$20,960	$—

December 31, 2009
Construction loans	1	14,602	—	—(1)	11/2008	(2)	—
Mezzanine loans	1	6,358	—	—(3)	5/2009	(4)	—

	2	$20,960	$—

(1)
This construction loan bears interest at 16.00%, but we have placed it on non-accrual status and accordingly, do not include it in the calculation of the weighted average interest rate.

(2)
The construction loan was due in November 2008 and currently is in default.

(3)
This mezzanine loan bears interest at 15.00%, but we have placed it on non-accrual status effective March 31, 2009 and accordingly, do not include it in the calculation of the weighted average interest rate.

(4)
The mezzanine loan was due in May 2009 and currently is in default.

        There were no unamortized underwriting fees as of March 31, 2010 and December 31, 2009.

        In 2005, we originated a mezzanine construction loan to develop luxury residential condominiums in Portland, Oregon. The loan was in technical default as of January 1, 2008 and was placed on non-accrual status at such date, and we have received no principal or interest payments during the three months ended March 31, 2010 and the three months ended March 31, 2009 on the loan. We have not made any additional advances on this loan during the three months ended March 31, 2010 and have no funding obligations under this loan. In January 2009, the senior lender notified the borrower that the senior construction loan was in default, triggering a blockage period of 120 days with respect to our mezzanine construction loan during which period we were precluded from exercising our rights under the mezzanine construction loan. We currently account for this loan as a troubled debt restructuring under FASB ASC 310-40-15-3 (previously SFAS 15), and FASB ASC 310-10-35-13 (previously SFAS 114). As of March 31, 2010, we have recorded a loan loss allowance for the entire outstanding face amount of the loan. As of each of March 31, 2010 and December 31, 2009, the carrying value of the loan totaled $0 (inclusive of a loan loss provision of $14,602).

48

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

8. REAL ESTATE LOANS AND REAL ESTATE LOANS HELD FOR SALE (Continued)

        In November 2006, we purchased a senior participation interest in a mezzanine loan to develop luxury residential condominiums in New York, New York. The loan was in technical default as of April 2009 and was placed on non-accrual status as of March 31, 2009. We have not made any advances on this loan during the three months ended March 31, 2010 and have no funding obligations under this loan. As of March 31, 2010, we have recorded a loan loss allowance for the entire outstanding face amount of the loan (including capitalized interest). As of each of March 31, 2010 and December 31, 2009, the carrying value of the loan totaled $0 (inclusive of a loan loss provision of $6,358).

  Real Estate Loans Held for Sale

        As of March 31, 2010, we did not own any real estate loans with respect to which we had the intent and ability to sell in the near future, and accordingly, we did not classify any of our real estate loans as of March 31, 2010 as held for sale. As of December 31, 2009, we had the intent and ability to sell in the near future two of our real estate loans and therefore, we classified them as held for sale as of such date. The following is a summary of our real estate loans held for sale as of December 31, 2009, which were sold during the three months ended March 31, 2010:

Loan Type	Number of Loans	Face Value	Carrying Value	Weighted Average Interest Rate	Maturity Date	Weighted Average Years to Maturity
December 31, 2009
Mezzanine loans	1	$11,063	$4,658	7.32%	2/2016	6.2
Whole loans	1	1,658	1,245	3.48	11/2011	1.9

	2	12,721	5,903	6.82	11/2011 - 2/2016	5.6

        For the three months ended March 31, 2010, we did not record any valuation allowance on our consolidated statement of operations relating to real estate loans that are held for sale as of March 31, 2010.

        In connection with the exchange and discharge of our junior subordinated notes in January 2010, we exchanged one mezzanine loan and one whole loan with carrying values of $4,658 and $1,245, respectively, as part of the consideration (see Note 3).

        We pledge our real estate loans and real estate loans held for sale to secure our secured revolving credit facility. The fair value of the real estate loans, including those held for sale, that we pledged as collateral as of March 31, 2010 and December 31, 2009 is summarized as follows:

Pledged as Collateral:	March 31, 2010	December 31, 2009
For borrowings under secured revolving credit facility, related party	$—	$5,903

Total	$—	$5,903

49

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

9. COMMERCIAL REAL ESTATE

        The components of commercial real estate as of March 31, 2010 and December 31, 2009 are as follows:

	March 31, 2010	December 31, 2009
Land	$17,428	$17,428
Buildings and improvements	222,045	222,045

Commercial properties	239,473	239,473
Less: Accumulated depreciation	(19,345)	(17,719)

Total	$220,128	$221,754

        The depreciation expense related to commercial real estate included in the operating results for the three months ended March 31, 2010 and 2009 was $1,626 and $1,626, respectively.

        The following is a schedule of future minimum rent payments to be received under the leases at the three properties owned:

Rent Payments
Remainder of 2010	$8,511
2011	11,575
2012	11,807
2013	12,043
2014	12,285
Thereafter	99,431

10. OTHER INVESTMENTS

        The components of other investments as of March 31, 2010 and December 31, 2009 are as follows:

	March 31, 2010	December 31, 2009
Investment in trust preferred securities	$—	$1,550

Total other investments	$—	$1,550

        In January 2010, we entered into an exchange agreement with the holders of our trust preferred securities pursuant to which we exchanged certain of our assets for all of the outstanding trust preferred securities issued by our subsidiary Crystal River Preferred Trust I that were backed by $51,550 aggregate principal amount of our junior subordinated notes. Immediately following the closing of that transaction in January 2010, the trust preferred securities and the junior subordinated notes were cancelled, the indenture under which the junior subordinated notes were issued was discharged

50

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

10. OTHER INVESTMENTS (Continued)

and Crystal River Preferred Trust I was dissolved. The sale was approved by the independent members of our board of directors.

11. INTANGIBLE ASSETS AND INTANGIBLE LIABILITIES

        The intangible assets and liabilities arose on the acquisition of the commercial real estate properties in March 2007 and September 2007. As of March 31, 2010 and December 31, 2009, the components of intangible assets are as follows:

	March 31, 2010	Weighted Average Life (Years)	December 31, 2009	Weighted Average Life (Years)
Lease origination costs	$82,228	11.8	$82,228	12.1
Below-market ground lease	2,919	56.0	2,919	56.3
Mineral rights	303		303

Total	85,450		85,450
Less: Accumulated amortization	(16,951)		(15,542)

Intangible assets	$68,499		$69,908

        The amortization of lease origination costs for the three months ended March 31, 2010 and 2009 was $1,396 and $1,396, respectively, and is included in depreciation and amortization expense. The amortization of a below-market ground lease, which is included in commercial real estate expenses, for the three months ended March 31, 2010 and 2009 was $12 and $12, respectively. The estimated amortization of these intangible assets is $5,633 per year for each of the next five years.

        Below market leases, net of amortization, which are classified as intangible liabilities, are $65,415 as of March 31, 2010 and $66,785 as of December 31, 2009. The amortization of intangible liabilities included in rental income for the three months ended March 31, 2010 and 2009 was $1,370 and $1,370, respectively. The estimated amortization is $5,480 per year for each of the next five years.

51

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

12. DEBT AND OTHER FINANCING ARRANGEMENTS

        The following is a summary of our debt, excluding debt of consolidated VIEs (see Note 6), as of March 31, 2010 and December 31, 2009:

Type of Debt:	March 31, 2010	December 31, 2009
Collateralized debt obligations, at fair value	$31,340	$33,617
Junior subordinated notes held by trust that issued trust preferred securities	—	51,550
Mortgages payable	219,380	219,380
Secured revolving credit facility, related party	28,920	28,920

Total Debt	$279,640	$333,467

        Collateralized Debt Obligations—In November 2005, we issued approximately $377,904 of CDOs ("CDO I") through two newly-formed subsidiaries, Crystal River CDO 2005-1, Ltd. (the "2005 Issuer") and Crystal River CDO 2005-1 LLC (the "2005 Co-Issuer"). CDO I consists of $227,500 of investment grade notes and $67,750 of non-investment grade notes, each with a final contractual maturity date of March 2046, which were co-issued by the 2005 Issuer and the 2005 Co-Issuer, and $82,654 of preference shares, which were issued by the 2005 Issuer. We retained all of the non-investment grade securities, the preference shares and the common shares in the 2005 Issuer. The 2005 Issuer holds assets, currently consisting of CMBS and RMBS, which serve as collateral for CDO I. Investment grade notes in the aggregate principal amount of $217,500 were issued with floating coupons with a combined weighted average interest rate of three-month LIBOR plus 0.58% and these notes were hedged at an annual rate of 5.068% to protect CDO I from increases in short-term interest rates. In addition, $10,000 of investment grade notes were issued with a fixed coupon rate of 6.02%. CDO I may be replenished, pursuant to certain rating agency guidelines relating to credit quality and diversification, with substitute collateral for loans that are repaid during the first five years of CDO I. Thereafter, CDO I's securities will be retired in sequential order from the senior-most to junior-most as loans are repaid. We incurred approximately $5,906 of issuance costs, which is amortized over the average life of CDO I. The 2005 Issuer and 2005 Co-Issuer are consolidated in our financial statements. The investment grade notes are treated as a secured financing, and are non recourse to us. Proceeds from the sale of the investment grade notes issued were used to repay outstanding debt under our repurchase agreements. As of March 31, 2010 and December 31, 2009, CDO I was collateralized by investment securities with fair values of $5,040 and $6,435, respectively. As of January 1, 2008, we elected the fair value option under FASB ASC 825-10-45-1 (previously SFAS 159) for our collateralized debt obligations, and the fair value of the investment grade notes that CDO I issued that are held by third parties as of March 31, 2010 and December 31, 2009 was $4,429 and $5,723, respectively ($131,827 and $132,260 par amount, respectively). Beginning in June 2008, CDO I began to fail certain over-collateralization triggers. During this period of failure, all notes subordinate to the most senior class with a relevant trigger failure will not receive their quarterly interest payments. The money that otherwise would be paid to those classes is used instead to pay down the principal balance of the senior-most outstanding notes. During the three months ended March 31, 2010 and 2009, $0 and $419,

52

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

12. DEBT AND OTHER FINANCING ARRANGEMENTS (Continued)

respectively, was diverted from the affected classes to amortize senior notes issued by CDO I, and $433 and $4,744, respectively, of senior notes was otherwise repaid as provided in the indenture governing the CDO I notes. On September 2, 2009, the trustee of CDO 1 issued a "Notice of Event of Default" to the collateral manager for CDO I because of a failure by CDO I to pay interest on the Class D notes. This event of default entitles noteholders of the senior class of notes, the Class A notes, to direct the trustee to take particular actions with respect to the collateral owned by CDO I and the CDO notes issued by CDO I. The event of default in 2009 did not trigger a reconsideration event under FASB ASC 810-10-65-2 (previously SFAS 167) and had no impact on our 2010 consolidated financial statements.

        In January 2007, we issued approximately $390,338 of CDOs ("CDO II") through two newly-formed subsidiaries, Crystal River Capital Resecuritization 2006-1 Ltd. (the "2006 Issuer") and Crystal River Capital Resecuritization 2006-1 LLC (the "2006 Co-Issuer"). CDO II consists of $324,956 of investment grade notes and $14,638 of non-investment grade notes, each with a final maturity date of September 2047, which were co-issued by the 2006 Issuer and the 2006 Co-Issuer, and $19,517 of non-investment grade notes and $31,227 of preference shares, which were issued by the 2006 Issuer. The 2006 Issuer initially held cash totaling $58,600 that was designated for the future funding of additional investments, all of which was invested during 2007. We retained all of the non-investment grade securities, the preference shares and the common shares in the 2006 Issuer. The 2006 Issuer holds assets, consisting of CMBS, which serve as collateral for CDO II. Investment grade notes in the aggregate principal amount of $324,956 were issued with floating coupons with a combined weighted average interest rate of one-month LIBOR plus 0.57% and these notes were hedged at an annual rate of 4.955% to protect CDO II from increase in short-term interest rates. We incurred approximately $6,006 of issuance costs, which is being amortized over the average life of CDO II. The 2006 Issuer and the 2006 Co-Issuer are consolidated in our financial statements. The investment grade notes are treated as a secured financing, and are non recourse to us. Proceeds from the sale of the investment grade notes issued were used to repay outstanding debt under our repurchase agreements. As of March 31, 2010 and December 31, 2009, CDO II was collateralized by investment securities with a fair value of $23,940 and $29,101, respectively. As of January 1, 2008, we elected the fair value option under FASB ASC 825-10-45-1 (previously SFAS 159) for our collateralized debt obligations, and the fair value of the investment grade notes that CDO II issued that are held by third parties as of March 31, 2010 and December 31, 2009 was $26,911 and $27,894, respectively ($323,002 and $323,002 par amount, respectively). During the three months ended March 31, 2010 and 2009, $0 and $198, respectively, of cash flows from "distressed securities" owned by CDO II was diverted from the equity class to amortize senior notes issued by CDO II.

        Junior Subordinated Notes Held by Trust that Issued Trust Preferred Securities—In March 2007, we formed Crystal River Preferred Trust I ("Trust I") for the purpose of issuing trust preferred securities. In March 2007, Trust I issued $50,000 of trust preferred securities to an unaffiliated investor and $1,550 of trust common securities to us for $1,550. The combined proceeds were invested by Trust I in $51,550 of junior subordinated notes issued by us. The junior subordinated notes were the sole assets of Trust I and were scheduled to mature in April 2037, but were callable by us at par on or after April 2012.

53

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

12. DEBT AND OTHER FINANCING ARRANGEMENTS (Continued)

Interest was payable quarterly at a fixed rate of 7.68% (ten-year LIBOR plus 2.75%) through April 2012 and thereafter at a floating rate equal to three-month LIBOR plus 2.75%. We incurred financing costs of $1,356, which were deferred and were being amortized over the term of the junior subordinated notes. In January 2010, we entered into an exchange agreement with the holders of our trust preferred securities pursuant to which we exchanged certain of our assets for all of the outstanding trust preferred securities issued by Trust I that were backed by our junior subordinated notes. Immediately following the closing of that transaction in January 2010, the trust preferred securities and the junior subordinated notes were cancelled, the indenture under which the junior subordinated notes were issued was discharged and Trust I was dissolved (see Note 3).

        Mortgages Payable—In March 2007, we financed a portion of our purchase of two office buildings located in Houston, Texas and Phoenix, Arizona, with a $198,500 mortgage loan that bears interest at an annual rate of 5.509% and matures on April 1, 2017. The mortgage provides for payments of interest only throughout the term of the loan and the entire principal is due at maturity. We have pledged our interest in the two office buildings, the related leases and the related rent enhancement receivables, related party, as collateral for this mortgage loan. We incurred financing costs of $209, which have been deferred and are being amortized over the term of the loan. In September 2007, we financed a portion of our purchase of one office building located in Arlington, Texas with a $20,880 mortgage loan that bears interest at an annual rate of 6.29% and matures on October 1, 2017. The mortgage provides for payments of interest only until October 1, 2010, after which we will be required to make monthly payments of $129 in respect of principal and interest. We will be required to pay the remaining principal and accrued interest at maturity. We have pledged our interest in the Arlington office building, the related lease and the related rent enhancement receivables, related party, as collateral for this mortgage loan. We incurred financing costs of $98, which have been deferred and are being amortized over the term of the loan.

        Revolving Credit Facility—In August 2007, we entered into a $100,000 unsecured 364-day credit facility with Brookfield US Corporation (f/k/a Brascan (U.S.) Corp.), an affiliate of our Manager. Indebtedness outstanding under the unsecured credit facility bore interest at LIBOR + 4.00%. In November 2007, we and Brookfield US Corporation amended the terms of the facility, effective as of September 30, 2007, to convert the facility to a secured revolving credit facility that provides for borrowings of up to $100,000 in the aggregate and to reduce the interest rate to LIBOR + 2.50%. In March 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of December 31, 2007, to extend the term of the facility from November 2008 to May 2009, to revise the financial covenant relating to minimum net worth (as defined in the facility) and to eliminate the financial covenants relating to minimum net income (as defined in the facility), compliance with a maximum leverage ratio and compliance with an interest rate sensitivity requirement. In August 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of June 30, 2008, to revise the financial covenant relating to minimum net worth. In February 2009, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility from May 2009 to May 2010, to lower the borrowing capacity under the facility from $100,000 to $50,000 and, effective as of December 31, 2008, to delete the financial covenant relating to minimum net worth. The secured

54

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

12. DEBT AND OTHER FINANCING ARRANGEMENTS (Continued)

facility bears interest at LIBOR + 2.50%. In February 2010, we and Brookfield US Corporation amended the terms of our secured revolving credit facility to extend the term of the facility from May 2010 to August 2010 unless sooner terminated as provided in the credit agreement. The credit facility and the amendments were approved by the independent members of our board of directors. The credit agreement contains customary representations, warranties and covenants, including covenants limiting dividends, liens, mergers, asset sales and other fundamental changes. In addition, if our current manager, Crystal River Capital Advisors, LLC, or another wholly owned subsidiary of Brookfield Asset Management Inc. is not acting as our manager, then Brookfield US Corporation may accelerate all amounts due under our revolving credit facility. We incurred financing costs of $8, which have been deferred and are being amortized over the term of the secured revolving credit facility.

        Restrictive Covenants and Maturities—Certain of our repurchase agreements (none of which were in use as of March 31, 2010 or December 31, 2009) contain financial covenants, such as maintaining a specific net asset value or worth, and certain of such repurchase agreements and our revolving credit facility contain covenants requiring us to maintain our REIT status. We were in compliance with respect to all our financial covenants under agreements for which we had outstanding borrowings as of March 31, 2010.

        Interest Expense—Interest expense is comprised of the following:

	Three Months Ended March 31,
	2010	2009
Interest expense on debt of consolidated VIEs	$176,382	$—
Interest on CDO notes	1,123	1,746
Interest expense on interest rate swap agreements	301	468
Interest on mortgages payable	3,062	3,062
Interest on junior subordinated notes	308	990
Interest on secured revolving credit facility, related party	198	248
Amortization of deferred financing costs	11	19

Total interest expense	$181,385	$6,533

55

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

12. DEBT AND OTHER FINANCING ARRANGEMENTS (Continued)

        Interest payable is comprised of the following:

	March 31, 2010	December 31, 2009
Interest on securitized debt obligations of consolidated variable interest entities	$23,632	$—
Interest on CDO notes	1,012	793
Interest on mortgages payable	1,055	113
Interest on junior subordinated notes	—	671
Interest on secured revolving credit facility, related party	37	37

Total interest payable	$25,736	$1,614

13. COMMITMENTS AND CONTINGENCIES

        We invest in real estate construction loans. During the three months ended March 31, 2010 and 2009, we made no advances under these commitments. As of March 31, 2010, we had no unfunded commitments to fund any real estate loans.

        In June 2008, we sold 11 whole loans to a third party. In connection with the sale, we entered into a yield maintenance agreement which serves to protect the buyer against potential prepayments of those 11 whole loans. In accordance with the agreement, we deposited $4,096 into a restricted trust account to serve as collateral for the potential loss contingency. The agreement provides for the release to be evaluated quarterly to either the buyer or us of a proportionate share of the collateral contingent on any prepayments of the 11 whole loans. During the three months ended March 31, 2010 and March 31, 2009, $230 and $0, respectively, was released to us from the restricted trust account. As of March 31, 2010, our maximum loss contingency under this agreement totaled $3,079. The initial accrued loss contingency was recorded as additional realized loss on the sale of real estate loans in our statement of operations during 2008. As of March 31, 2010, we had an accrued loss contingency totaling $100 (compared to our maximum exposure to loss of $3,079 as of such date) based on assumptions developed by management relating to the timing and value of expected prepayments on the 11 loans.

        We are aware of three lawsuits that have been filed by alleged Crystal River shareholders challenging our proposed merger with Brookfield and naming as defendants Crystal River, our Board of Directors, and in some instances, Brookfield and B Merger Sub, Inc. Additional lawsuits pertaining to the Merger could be filed in the future. On or around March 2, 2010, plaintiff Fazal Mahmood filed a complaint in the Circuit Court for Baltimore City, Maryland against Crystal River and our Board of Directors asserting claims on behalf of a putative class of Company shareholders. On March 2, 2010, plaintiffs Milton P. Silva and Shaher Tadros filed a complaint in the Supreme Court of the State of New York, County of New York, against Crystal River, our Board of Directors, Brookfield, and B Merger Sub, Inc. asserting claims on behalf of a putative class of Crystal River shareholders as well as derivative claims ostensibly on behalf of Crystal River. On March 5, 2010, plaintiff Gary P. Klahr

56

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

13. COMMITMENTS AND CONTINGENCIES (Continued)

filed a complaint in the Circuit Court for Baltimore City, Maryland against Crystal River, our Board of Directors, Brookfield, and B Merger Sub, Inc. asserting claims on behalf of a putative class of Crystal River shareholders. On April 29, 2010, the two Maryland actions were consolidated into one action. In each of these lawsuits, the plaintiffs generally allege, among other things, that the members of our Board of Directors breached their fiduciary duties towards the plaintiffs and the other public stockholders of Crystal River in connection with the proposed sale of Crystal River to Brookfield and Merger Sub. Plaintiffs in these lawsuits seek, among other relief, certification of the lawsuits as class actions, an injunction preventing the Merger from closing, an award of unspecified damages to the plaintiffs and the class, and an award of attorneys' fees and expenses, along with such other relief as the courts deem just and proper. We intend to vigorously defend these lawsuits.

14. RISK MANAGEMENT TRANSACTIONS

        We are exposed to certain risks arising from both our business operations and economic conditions. We principally manage our exposures to a wide variety of business and operational risks through management of our core business activities. We manage economic risks, including interest rate, liquidity, and credit risk, primarily by managing the amount, sources and duration of our debt funding and the use of derivative financial instruments. Specifically, we have entered into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known and uncertain cash amounts, the value of which are determined by interest rates. Our derivative financial instruments are used to manage differences in the amount, timing and duration of our known or expected cash receipts and our known or expected cash payments principally related to our borrowings.

        Our objective in using interest rate derivatives is to manage our exposure to interest rate movements. To accomplish this objective, we primarily use interest rate swaps as part of our interest rate risk management strategy. Interest rate swaps involve the receipt of variable-rate amounts from counterparties in exchange for us making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount.

        As of March 31, 2010 and December 31, 2009, we did not have any foreign currency swaps in place.

57

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

14. RISK MANAGEMENT TRANSACTIONS (Continued)

        The fair value of our derivatives as of March 31, 2010 and December 31, 2009 consisted of the following:

	March 31, 2010	December 31, 2009
Derivative Assets:
Interest rate swaps	$—	$—
Interest receivable—swaps	—	—

Total derivative assets	$—	$—

Derivative Liabilities:
Interest rate swaps	$29,214	$25,308
Credit default swaps	9,394	9,628
Interest payable—swap	437	441
Other	—	1

Total derivative liabilities	$39,045	$35,378

        The notional amount of our open undesignated interest rate swap positions as of March 31, 2010 and December 31, 2009 were as follows:

	March 31, 2010	December 31, 2009
Interest rate swaps on CDO I notes	$39,375	$40,493
Interest rate swaps on CDO II notes	240,467	240,467

	$279,842	$280,960

        As of each of March 31, 2010 and December 31, 2009, we had unhedged liabilities under our secured revolving credit facility totaling $28,920.

        During the three months ended March 31, 2010 and March 31, 2009, the change in the valuation of the interest rate swaps in the amount of $3,908 and $6,810, respectively, was recorded in realized and unrealized loss on derivatives on our statement of operations. The net unamortized deferred losses on settled and unsettled swaps as of March 31, 2010 and December 31, 2009 were $8,868 and $9,170, respectively, and are being amortized into earnings through interest expense.

        Derivatives not designated as hedges are not speculative and are used to manage our exposure to interest rate movements and other identified risks but do not meet the strict hedge accounting requirements of FASB ASC 815-10-50-4(e) (previously SFAS 133). Changes in the fair value of derivatives not designated in hedging relationships recorded directly in earnings for the three months ended March 31, 2010 and March 31, 2009 totaled $3,908 and $3,724, respectively.

58

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

14. RISK MANAGEMENT TRANSACTIONS (Continued)

        The components of our accumulated derivative gain (loss) included in other comprehensive income (loss) are as follows:

	Three Months Ended March 31,
	2010	2009
Net unrealized accumulated derivative gain (loss) on active and settled interest rate swaps and caps—beginning of period	$(9,170)	$(10,539)
Net realized losses on settled and active swaps amortized into earnings	302	468

Net unrealized accumulated derivative loss on active and settled interest rate swaps and caps—end of period	$(8,868)	$(10,071)

        Amounts reported in accumulated other comprehensive loss related to derivatives will be reclassified to interest expense as interest payments are made on our variable-rate debt. During 2010, we estimate that an additional $901 will be reclassified as an increase in interest expense. During the three months ended March 31, 2010 and March 31, 2009, we did not accelerate the reclassification of any losses in other comprehensive loss to earnings as a result of the hedged forecasted transactions becoming probable not to occur.

        The components of net realized and unrealized loss on derivatives are as follows:

	Three Months Ended March 31,
	2010	2009
Realized/unrealized gains on credit default swaps ("CDS")	$234	$78
Unrealized losses on hedge ineffectiveness	(3,346)	—
Unrealized gains (losses) on economic hedges not designated for hedge accounting	(3,908)	3,724
Net realized gains (losses) on settlement of interest rate swaps	—	—
Premium earned on CDS	33	75
Swap transaction expense	(9)	(6)
Other	—	—

Net realized and unrealized gains (losses) on derivatives	$(6,996)	$3,871

        As of March 31, 2010 and December 31, 2009, we were not required to provide any collateral in respect of our interest rate swaps.

        The maturities of the notional amounts of our interest rate swaps outstanding as of March 31, 2010 are as follows: $39,375 in 2013 and $240,467 in 2018.

59

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

14. RISK MANAGEMENT TRANSACTIONS (Continued)

        As of each of March 31, 2010 and December 31, 2009, we held a credit default swap, as the protection seller, in the notional amount (maximum exposure to loss) of $10,000. A credit default swap is a financial instrument used to transfer the credit risk of a reference entity from one party to another for a specified period of time. In a standard CDS contract, one party, referred to as the protection buyer, purchases credit default protection from another party, referred to as the protection seller, for a specific notional amount of obligations of a reference entity. In these transactions, the protection buyer pays a premium to the protection seller. The premium generally is paid monthly in arrears, but may be paid in full up front in the case of a CDS with a short maturity. Generally, if a credit event occurs during the term of the CDS, the protection seller pays the protection buyer the notional amount and takes delivery of the reference entity's obligation. CDS are generally unconditional, irrevocable and non-cancelable. At March 31, 2010, the fair value of our net liability relating to credit default swap contracts was $9,394, compared to a net liability of $9,628 at December 31, 2009. As of March 31, 2010 and December 31, 2009, we had posted cash of $10,497 as collateral in connection with our single name CDS, which is included in restricted cash on the consolidated balance sheet.

        The components of our outstanding credit default swaps as of March 31, 2010 are as follows:

FHLT 2005-1 M8
Notional amount	$10,000
Expiration date	6/25/2035
Fair value	$(9,394)
Exposure to loss	$606

15. STOCKHOLDERS' EQUITY AND LONG-TERM INCENTIVE PLAN

        In March 2005, we completed the Private Offering in which we sold 17,400,000 shares of common stock, $0.001 par value, at an offering price of $25 per share, including the purchase of 400,000 shares of common stock by the initial purchasers/placement agents pursuant to an over-allotment option. We received proceeds from these transactions in the amount of $405,613, net of underwriting commissions, placement agent fees and other offering costs totaling $29,387. In August 2006, we completed the Public Offering in which we sold 7,500,000 shares of common stock at an offering price of $23 per share. The proceeds received from the Public Offering were $158,599, which was net of underwriting and other offering costs of $13,901. Each share of common stock entitles its holder to one vote per share.

        In March 2005, we adopted a Long-Term Incentive Plan (the "Plan") that provides for awards under the Plan in the form of stock options, stock appreciation rights, restricted and unrestricted stock awards, restricted stock units, deferred stock units and other performance awards. Our Manager and our officers, employees, directors, advisors and consultants who provide services to us are eligible to receive awards under the Plan. The Plan has a term of 10 years and, based on awards since adoption, limits awards through December 31, 2010 to a maximum of 2,502,180 shares of common stock. For subsequent periods, the maximum number of shares of common stock that may be subject to awards

60

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

15. STOCKHOLDERS' EQUITY AND LONG-TERM INCENTIVE PLAN (Continued)

granted under the Plan can increase by 10% of the difference between the number of shares of common stock outstanding at the end of the current calendar year and the prior calendar year. In no event will the total number of shares that can be issued under the Plan exceed 10,000,000.

        In connection with the Plan, a total of 84,000 shares of restricted common stock and 126,000 stock options (exercise price of $25 per share) were granted to our Manager in March 2005. The Manager subsequently transferred these shares and options to certain of its officers and employees, certain of our directors and other individuals associated with our Manager who provide services to us. The restrictions on the restricted common stock lapse and full rights of ownership vest for one-third of the restricted shares and options on each of the first three anniversary dates of issuance. Vesting is predicated on the continuing involvement of our Manager in providing services to us. In addition, 3,500 shares of unrestricted stock were granted to the independent members of our board of directors in March 2005 in lieu of cash remuneration. The independent members of our board of directors fully vested in the shares on the date of grant.

        During the three months ended March 31, 2010, we did not issue any shares of restricted common stock, but we did issue 77,459 deferred stock units to certain independent members of our board of directors, all of which were issued in lieu of cash remunerations. These independent members of our board of directors are fully vested in the deferred stock units at the date of grant. For the three months ended March 31, 2010 and March 31, 2009, $35 and $46, respectively, was expensed relating to the amortization of deferred stock units.

        Accumulated other comprehensive loss as of March 31, 2010 and December 31, 2009 was comprised of the following:

	March 31, 2010	December 31, 2009
Net unrealized gains on available-for-sale securities	$1,801	$2,083
Net realized and unrealized losses on interest rate swap agreements accounted for as cash flow hedges	(8,868)	(9,170)

Total accumulated other comprehensive loss	$(7,067)	$(7,087)

        Total comprehensive income (loss) totaled $32,940 and $(9,318) for the three months ended March 31, 2010 and March 31, 2009, respectively.

16. FINANCIAL RISKS

        We are subject to various risks, including credit, interest rate and market risk. We are subject to interest rate risk to the extent that our interest-bearing liabilities mature or re-price at different speeds, or different bases, than our interest-earning assets. Credit risk is the risk of default on our investments that results in a counterparty's failure to make payments according to the terms of the contract.

61

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

16. FINANCIAL RISKS (Continued)

        Market risk reflects changes in the value of the investment securities and real estate loans due to changes in interest rates or other market factors, including the rate of prepayments of principal and the value of the collateral underlying our investment securities and real estate loans.

        As of March 31, 2010 and December 31, 2009, the mortgage loans in the underlying collateral pools for all securities we owned were secured by properties predominantly in Arizona (13% in 2010, 12% in 2009), California (11% in 2010, 12% in 2009), Florida (5% in 2010, 6% in 2009), New York (10% in 2010, 10% in 2009) and Texas (15% in 2010, 15% in 2009). All other states comprise individually less than 5% as of March 31, 2010 and December 31, 2009.

        As of March 31, 2010 and December 31, 2009, we had a concentration of tenant risk relating to our commercial real estate properties. Our commercial real estate properties are leased on a triple net basis to JPMorgan Chase under leases that expire in 2021 for our Houston, Texas and Phoenix, Arizona properties and in 2027 for our Arlington, Texas property. In addition, rental income from our commercial real estate segment represented 3.2% and 28.1% of our total revenue for the three months ended March 31, 2010 and March 31, 2009, respectively.

17. RELATED PARTY TRANSACTIONS

        We have entered into a management agreement, as amended (the "Agreement"), with our Manager. The most recent renewal term of the Agreement expired in December 2009 and was renewed for a one-year term. After the initial term, the Agreement will be automatically renewed for a one-year term each anniversary date thereafter unless we or our Manager terminate the Agreement. The Agreement provides that our Manager will provide us with investment management services and certain administrative services and will perform our day-to-day operations. The monthly base management fee for such services is equal to 1.5% of one-twelfth of our equity, as defined in the Agreement, payable in arrears. In future periods, to the extent that our equity is negative, we expect that our base management fee would be zero. The current term of the Agreement will expire in December 2010.

        In addition, under the Agreement, our Manager earns a quarterly incentive fee equal to 25% of the amount by which the quarterly net income per share, as defined in the Agreement (which principally excludes the effect of stock compensation and the unrealized change in derivatives), exceeds an amount equal to the product of the weighted average of the price per share of the common stock we issued in the Private Offering and in the Public Offering and the price per share of common stock in any subsequent offerings by us, multiplied by the higher of (i) 2.4375% or (ii) 25% of the then applicable 10 year Treasury note rate plus 0.50%, multiplied by the then weighted average number of outstanding shares for the quarter. The incentive fee is paid quarterly. The Agreement provides that 10% of the incentive management fee is to be paid in shares of our common stock (providing that such payment does not result in our Manager owning directly or indirectly more than 9.8% of our issued and outstanding common stock) and the balance is to be paid in cash. Our Manager may, at its sole discretion, elect to receive a greater percentage of its incentive management fee in shares of our common stock. There were no incentive management fees earned during the three months ended March 31, 2010 or March 31, 2009.

62

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

17. RELATED PARTY TRANSACTIONS (Continued)

        The Agreement may be terminated upon the affirmative vote of at least two-thirds of the independent members of our board of directors after the expiration of the initial term and by providing at least 180 days prior notice based upon either: (i) unsatisfactory performance by our Manager that is materially detrimental to us, or (ii) a determination by the independent members of our board of directors that the management fees payable to our Manager are not fair (subject to our Manager's right to prevent a compensation termination by agreeing to a mutually acceptable reduction of the management fees). If we terminate the Agreement, then we must pay our Manager a termination fee equal to twice the sum of the average annual base and incentive fees earned by our Manager during the two twelve-month periods immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination.

        We issued to our Manager 84,000 shares of our restricted common stock and granted options to purchase 126,000 shares of our common stock for a 10 year period at a price of $25 per share in March 2005. We issued to one of our executive officers 30,000 shares of restricted common stock in March 2006. 10,000 of such shares vested on March 15, 2007 and the remaining 20,000 shares were forfeited in April 2007 when the executive officer to whom such shares were issued resigned from his position with us. We issued to one of our directors 2,000 shares of restricted stock in May 2007 which vested on the first anniversary of their date of issuance, we issued to one of our directors 2,000 shares of restricted stock in June 2008 which vested on the first anniversary of their date of issuance, and we issued to two of our directors an aggregate of 4,000 shares of restricted stock in June 2009, which will vest on the first anniversary of their date of issuance. For the three months ended each of March 31, 2010 and March 31, 2009, the base management expense was $0.

        The Agreement provides that we are required to reimburse our Manager for certain expenses incurred by our Manager on our behalf provided that such costs and reimbursements are no greater than that which would be paid to outside professionals or consultants on an arm's length basis. For the three months ended each of March 31, 2010 and March 31, 2009, we were not charged any reimbursable costs by our Manager.

        In August 2007, we entered into a $100,000 unsecured 364-day credit facility with Brookfield US Corporation (f/k/a Brascan (U.S.) Corp.), an affiliate of our Manager. Indebtedness outstanding under the unsecured credit facility bore interest at LIBOR + 4.00%. In November 2007, we and Brookfield US Corporation amended the terms of the facility, effective as of September 30, 2007, to convert the facility to a secured revolving credit facility that provides for borrowings of up to $100,000 in the aggregate and to reduce the interest rate to LIBOR + 2.50%. In March 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of December 31, 2007, to extend the term of the facility from November 2008 to May 2009, to revise the financial covenant relating to minimum net worth (as defined in the facility) and to eliminate the financial covenants relating to minimum net income (as defined in the facility), compliance with a maximum leverage ratio and compliance with an interest rate sensitivity requirement. In August 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of June 30, 2008, to revise the financial covenant relating to minimum net worth. In February 2009, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility from May 2009 to May 2010, to lower the borrowing capacity under the

63

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

17. RELATED PARTY TRANSACTIONS (Continued)

facility from $100,000 to $50,000 and, effective as of December 31, 2008, to delete the financial covenant relating to minimum net worth. The secured facility bears interest at LIBOR + 2.50%. In February 2010, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the Merger Agreement, but in no event later than August 31, 2010. The credit facility and the amendments were approved by the independent members of our board of directors. The credit agreement contains customary representations, warranties and covenants, including covenants limiting dividends, liens, mergers, asset sales and other fundamental changes. In addition, if our current manager, Crystal River Capital Advisors, LLC, or another wholly owned subsidiary of Brookfield Asset Management Inc. is not acting as our manager, then Brookfield US Corporation may accelerate all amounts due under our revolving credit facility. We incurred financing costs of $8, which have been deferred and are being amortized over the term of the secured revolving credit facility.

        In February 2010, we and Brookfield and B Acquisition Sub Inc., a wholly-owned subsidiary of Brookfield, entered into the Merger Agreement pursuant to which Brookfield will acquire all the outstanding shares of our common stock that Brookfield and its subsidiaries do not already own for cash at a price of $0.60 per share. The transaction was unanimously approved by the independent members of our Board of Directors, and by the Special Committee formed to oversee our strategic review process. The transaction is subject to approval by our stockholders holding a majority of the shares entitled to vote at a special meeting of stockholders, as well as other customary closing conditions. We will be obligated to reimburse Brookfield for all of its transaction expenses (subject to a cap in certain circumstances) if the Merger Agreement is terminated other than as result of a breach by Brookfield.

        In March 2010, we entered into a binding letter of intent (the "Asset Sale LOI"), with Ranieri Partners Management LLC or its affiliates (together, "Ranieri"). Pursuant to the Asset Sale LOI, Ranieri (either directly or through an affiliate) agreed to purchase certain mortgage pass-through certificates (the "LOI CMBS Assets") from us. Further, pursuant to the Asset Sale LOI, we agreed to appoint Ranieri (or its designee) as the replacement manager of CDO I and CDO II. Ranieri agreed to pay us a total purchase price of $8,000 for the sale of those assets to Ranieri, of which $2,500 (plus accrued and unpaid interest through the closing date of that portion of the transaction) was paid upon the sale of the LOI CMBS Assets on March 15, 2010, $2,000 will be paid upon the transfer of the CDO II rights referenced above, and $3,500 will be paid upon the transfer of the CDO I rights referenced above. We also agreed to grant to Ranieri a right of first refusal to purchase all or any portion of our interest in two CMBS securitizations if we sell those securities in the future. The completion of the transfer of the CDO I and CDO II rights set forth in the Asset Sale LOI is subject to various customary closing conditions as well as the execution of definitive agreements. The Special Committee, with the assistance of its financial advisor, solicited and received several bids on the assets that are the subject of the Asset Sale LOI. The Special Committee selected the Ranieri bid based on the combination of price and other terms, in particular those providing greater certainty of closing.

64

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

17. RELATED PARTY TRANSACTIONS (Continued)

        In connection with the execution of the Asset Sale LOI, one of Ranieri's affiliates paid $1,600 (20% of the total purchase price) as a deposit on the transaction. A ratable portion of the escrowed funds (based on the purchase prices specified above) will be applied to each component of the transaction upon the closing of that component. The LOI CMBS Assets sale closed on March 15, 2010 and $500 of the deposit was applied against the $2,500 purchase price for the LOI CMBS Assets. An affiliate of Brookfield is a lender to the Ranieri affiliate that purchased the LOI CMBS Assets, which such Ranieri affiliate we refer to as the Purchaser, and proceeds from such loan have been used to fund the deposit referenced above and the remainder of the purchase price for the CMBS bonds and an additional $1,900 available under the loan may be used to fund a portion of the purchase price for the CDO I and CDO II rights referenced above. In addition, an affiliate of Brookfield, which we refer to as the Co-Investor, is a co-investor with the Purchaser in the entity, which we refer to as the Servicer, that acts as the special servicer for several of the CMBS securitizations in which we have invested, including all of the securitizations in which the bonds that were the subject of the LOI CMBS Assets sale are a part. Brookfield and/or its affiliates have, or prior the LOI CMBS Assets sale had, the ability to designate the special servicer for the securitizations in which the bonds that were the subject of the LOI CMBS Assets sale are a part and had designated the Servicer as the special servicer for those securitizations. The Co-Investor and the Purchaser own approximately 8.5% and 32.3%, respectively, of the Servicer.

        The following amounts from related party transactions are included in our consolidated statements of operations for the three months ended March 31, 2010 and March 31, 2009:

	Three Months Ended March 31,
	2010	2009
Interest expense on indebtedness to related parties	$198	$248
Interest income from rent enhancement receivables from related parties	167	200

        The following amounts from related party transactions are included in our consolidated balance sheets as of March 31, 2010 and December 31, 2009:

	March 31, 2010	December 31, 2009
Interest payable on indebtedness to related parties	$37	$37
Rent enhancement receivable from related parties	10,835	11,439
Secured revolving credit facility, related party	28,920	28,920

65

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

17. RELATED PARTY TRANSACTIONS (Continued)

        We and our Manager have entered into sub-advisory agreements with other affiliated entities and the fees payable under such agreements will be paid from any management fees earned by our Manager. In addition, certain of these affiliated sub-advisory entities introduce investments to us from time to time, although none of these affiliates entities introduced investments to us that we acquired during the three months ended March 31, 2010 or 2009.

18. EARNINGS PER SHARE

        The following table sets forth the calculation of Basic and Diluted EPS for the three months ended March 31, 2010 and March 31, 2009 (in thousands, except share and per share amounts):

	Three Months Ended March 31, 2010			Three Months Ended March 31, 2009
	Net Income	Weighted Average Number of Shares Outstanding(1)	Per Share Amount	Net Loss	Weighted Average Number of Shares Outstanding(1)	Per Share Amount
Basic EPS:
Net income (loss) per share of common stock	$32,920	25,374,451	$1.30	$(9,981)	25,131,361	$(0.40)
Effect of Dilutive Securities:
Options outstanding for the purchase of common stock	—	—		—	—

Diluted EPS:
Net income (loss) per share of common stock and assumed conversions	$32,920	25,374,451	$1.30	$(9,981)	25,131,361	$(0.40)

(1)
Including other participating securities.

        As of each of March 31, 2010 and March 31, 2009, options to purchase a total of 130,000 shares of common stock have been excluded from the computation of diluted EPS as they were determined to be antidilutive.

19. SEGMENT REPORTING

        We determined that we operate in two reportable segments: a Securities, Loans and Other segment and a Commercial Real Estate segment. The accounting policies of the segments are the same as those described in the summary of significant accounting policies as discussed in Note 2. The reportable segments were determined based on the allocation of our investment portfolio between investment activity and commercial real estate operations in which separate performance data is produced and analyzed by management and our chief operating decision-maker.

66

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

19. SEGMENT REPORTING (Continued)

        Our Securities, Loans and Other segment includes all of our investment activities related to securities, real estate loans and equity investments. Our Commercial Real Estate segment includes all of our activities related to the ownership and leasing of the three commercial real properties.

        The following table summarizes our segment reporting for the three months ended March 31, 2010 and March 31, 2009 and our total assets as of March 31, 2010 and December 31, 2009:

	Securities, Loans and Other	Commercial Real Estate	Total
Three Months ended March 31, 2010
Total revenues	$160,839	$5,367	$166,206
Interest expense	(178,315)	(3,070)	(181,385)
Depreciation and amortization expense	—	(3,022)	(3,022)
Total expenses	(184,247)	(6,496)	(190,743)
Income (loss) before other revenues (expenses)	(23,408)	(1,129)	(24,537)
Gain on extinguishment of debt	39,916	—	39,916
Realized and unrealized gain (loss) on derivatives	(6,996)	—	(6,996)
Total other-than-temporary impairments on available-for-sale securities	(468)	—	(468)
Portion of other-than-temporary impairments recognized in other comprehensive income	(118)	—	(118)
Net change in assets and liabilities valued under FVO	1,731	—	1,731
Net change in assets and liabilities of consolidated VIEs valued under FVO	23,661	—	23,661
Total other revenues	57,457	—	57,457
Net income (loss)	34,049	(1,129)	32,920

67

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

19. SEGMENT REPORTING (Continued)

	Securities, Loans and Other	Commercial Real Estate	Total
Three Months ended March 31, 2009
Total revenues	$14,365	$5,604	$19,969
Interest expense	(3,463)	(3,070)	(6,533)
Depreciation and amortization expense	—	(3,022)	(3,022)
Provision for loss on real estate loans	(6,758)	—	(6,758)
Total expenses	(11,346)	(6,506)	(17,852)
Income (loss) before other revenues (expenses)	3,019	(902)	2,117
Realized and unrealized gain on derivatives	3,871	—	3,871
Impairment of available-for-sale securities	(5,784)	—	(5,784)
Net change in assets and liabilities valued under FVO	(9,876)	—	(9,876)
Total other expenses	(12,098)	—	(12,098)
Net loss	(9,079)	(902)	(9,981)
March 31, 2010
Total assets	$4,519,015	$306,708	$4,825,723
December 31, 2009
Total assets	$73,101	$308,852	$381,953

20. FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying amounts and estimated fair values of our other financial instruments as of March 31, 2010 and December 31, 2009 were as follows:

	March 31, 2010		December 31, 2009
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Assets:
Investment securities	$34,215	$34,215	$42,826	$42,826
Real estate loans of consolidated VIEs	4,441,066	4,441,066	—	—
Real estate loans held for sale	—	—	5,903	5,903
Other investments	—	—	1,550	243
Liabilities:
Collateralized debt obligations	31,340	31,340	33,617	33,617
Securitized debt obligations of consolidated VIEs	4,418,577	4,418,577	—	—
Junior subordinated notes	—	—	51,550	8,087
Mortgages payable	219,380	203,089	219,380	147,873
Secured revolving credit facility, related party	28,920	28,601	28,920	28,631
Derivative liabilities	39,045	39,045	35,378	35,378

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Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

20. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        The methodologies used and key assumptions made to estimate fair values are as follows:

        Investment securities—The fair value of investment securities is estimated by obtaining broker quotations, where available, based upon reasonable market order indications or a good faith estimate thereof. For securities where market quotes are not readily obtainable, management also may estimate values, and considers factors including the credit characteristics and term of the underlying security, market yields on securities with similar credit ratings, and sales of similar securities, where available.

        Real estate loans of consolidated VIEs—The fair value of real estate loans of consolidated VIEs is estimated by using a discounted cash flow analysis, utilizing expected cash flow and loss assumptions, discount rates estimated by management based on underlying property type, estimated loan to value ratios, geographic region and loan performance.

        Real estate loans and real estate loans held for sale—The fair value of our loan portfolio is estimated by using a discounted cash flow analysis, utilizing scheduled cash flows and discount rates estimated by management to approximate those that a willing buyer and seller might use.

        Other investments—The fair value of our interest in equity investments is estimated using the fair value of the assets exchanged for the cancellation of the trust preferred securities.

        Derivative liabilities—The fair value of our derivative liabilities is estimated using current market quotes and third-party quotations, where available, and taking into consideration credit risk.

        Collateralized debt obligations—The fair value of collateralized debt obligations is estimated by obtaining multiple third-party valuations.

        Securitized debt obligations of consolidated VIEs—The fair value of securitized debt obligations of consolidated VIEs is estimated by obtaining third-party quotations.

        Junior subordinated notes—The fair value of our junior subordinated notes is estimated using the fair value of the assets exchanged for the cancellation of the trust preferred securities.

        Mortgages payable—The fair value of our mortgage notes is estimated using a discounted cash flow analysis, based on management's estimates of market interest rates.

        Secured revolving credit facility, related party—The fair value of the secured revolving credit facility, related party, is estimated by using a discounted cash flow analysis, utilizing discount rates estimated by management.

21. SUBSEQUENT EVENTS

        On April 22, 2010, the trustee of CDO II issued a "Notice of Event of Default" to the collateral manager for CDO II because of a failure by CDO II to pay interest on the Class B notes. This event of default entitles noteholders of the senior class of notes, the Class A notes, to direct the trustee to take particular actions with respect to the collateral owned by CDO II and the CDO notes issued by

69

Crystal River Capital, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

March 31, 2010

(dollars in thousands, except per share data)

(unaudited)

21. SUBSEQUENT EVENTS (Continued)

CDO II. The event of default triggered a reconsideration event under FASB ASC 810-10-65-2 (previously FAS 167) and we are currently evaluating the impact on our consolidated financial statements.

        In light of these events, it is possible that CDO II may be liquidated. A liquidation under these circumstances likely would result in a capital loss on our investment in the assets of CDO II and income from the cancellation of indebtedness with respect to the notes issued by CDO II. The tax consequences of these items may be materially adverse to us and could significantly reduce our liquidity if we are required to make material distributions to our stockholders in connection with such liquidation.

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Item 2.    Management's Discussion and Analysis of Financial Condition and Results of Operations

        The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this Quarterly Report on Form 10-Q. Historical results set forth are not necessarily indicative of our future financial position and results of operations.

Recent Developments

  Going Concern

        We held cash and cash equivalents of approximately $5.9 million as of March 31, 2010, which amount excludes restricted cash of approximately $17.8 million that is used to collateralize our credit default swap, certain commercial real estate and financing obligations, funds held by the trustee for CDO II and funds held in escrow for one of our financing subsidiaries relating to a yield-maintenance agreement for certain real estate loans that were sold. As of March 31, 2010, we owed $28.9 million to an affiliate of our Manager under our secured credit facility. The maturity date of the credit facility was extended to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the Merger Agreement, but in no event later than August 31, 2010. If the Merger with Brookfield discussed below under "Proposed Acquisition of Crystal River" is not consummated, this facility is not extended and we cannot obtain alternative financing, we do not expect to have sufficient cash on hand or to generate sufficient cash flow from operations to repay such indebtedness. Given our financial condition, the current lack of liquidity in the credit markets and the current economic climate, we expect to have difficulty obtaining alternative financing if our credit facility is not extended. If we cannot obtain alternative financing or extend our credit facility, it increases the risk that we will be unable to continue as a going concern. On March 24, 2010, our independent registered public accounting firm, Ernst & Young LLP, issued an opinion on our consolidated financial statements as of and for the year ended December 31, 2009, which states that our inability to refinance or extend the maturity of indebtedness maturing in 2010 raises substantial doubt about our ability to continue as a going concern.

        Our consolidated financial statements included in this Quarterly Report on Form 10-Q do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern.

  Completion of the Exchange and Discharge of our Trust Preferred Securities

        On January 29, 2010, we entered into an exchange agreement, which we refer to as the Exchange Agreement, with Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd., which we collectively refer to as Taberna, pursuant to which we exchanged certain of our assets described below for the outstanding $50.0 million aggregate liquidation preference of trust preferred securities issued by Crystal River Preferred Trust I and backed by $51.6 million aggregate principal amount of our junior subordinated notes due 2037. Immediately following the closing of the transaction contemplated by the Exchange Agreement, the junior subordinated notes were cancelled, the indenture under which the notes were issued was discharged and Crystal River Preferred Trust I was dissolved.

        Pursuant to the Exchange Agreement, we transferred and assigned to Taberna two real estate loans and a CMBS bond, which collectively had an aggregate carrying value for accounting purposes on our balance sheet as of December 31, 2009 of $6.0 million, and we also paid to Taberna a $1.0 million exchange fee. We also paid $0.5 million to cover all costs and expenses incurred by the collateral manager for Taberna, the indenture trustee and their respective advisors.

71

  Proposed Acquisition of Crystal River

        On February 24, 2010, we announced that the Special Committee of our board of directors had concluded its previously-announced review of strategic alternatives, which included, among other matters, the solicitation and receipt of indications of interest on strategic transactions from third parties, and that we had entered into a definitive merger agreement with Brookfield pursuant to which Brookfield has agreed to acquire all the shares of our outstanding common stock that Brookfield does not already own for cash at a price of $0.60 per share, which we refer to as the Merger.

        The Merger was unanimously approved by the independent members of our board of directors, and by the Special Committee of disinterested directors formed to oversee our strategic review process. The transaction is subject to approval by our stockholders holding a majority of the shares entitled to vote at a special meeting of stockholders, as well as other customary closing conditions. Consummation of the Merger is not subject to a financing condition and Brookfield has consented to the transaction in its capacity as our senior lender. The Merger Agreement does not prohibit us from receiving and evaluating competing bids prior to completion of the Merger and does not require the payment of a termination fee if we accept a superior bid. We will be obligated to reimburse Brookfield for all of its transaction expenses if the Merger Agreement is terminated other than as result of a breach by Brookfield (subject to a cap in certain circumstances).

        On March 18, 2010, we received a preliminary written non-binding indication of interest from Laurel Canyon Partners, LLC expressing an interest in pursuing an acquisition of all our common stock in a negotiated all-cash merger or other cash transaction at a price of $0.75 per share, subject to conditions described in the proposal. The Special Committee, with the assistance of its financial and legal advisors, has been engaged in continuing discussions with Laurel Canyon to address any concerns with their proposal. The Special Committee has notified Brookfield, as required under the Merger Agreement, that the Laurel Canyon proposal could reasonably be expected to be a superior proposal to the Brookfield transaction, but we have not reached an agreement with Laurel Canyon that would be sufficient to terminate the Brookfield transaction. No assurances can be given that an agreement will be reached with Laurel Canyon.

  Amendment of Credit Agreement

        Concurrently with entering into the Merger Agreement with Brookfield, we amended the terms of our revolving credit facility with Brookfield US Corporation, an affiliate of our Manager, pursuant to which the maturity date of the credit facility was extended to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the Merger Agreement, but in no event later than August 31, 2010. In addition, Brookfield US Corporation consented to the Merger and to the separate sale by us of certain of our assets (described below) as contemplated by the Merger Agreement.

  Binding Letter of Intent for Asset Sale

        On March 9, 2010, we entered into a binding letter of intent, which we refer to as the Asset Sale LOI, with Ranieri Partners Management LLC, which we refer to as Ranieri, pursuant to which Ranieri (either directly or through an affiliate) agreed to purchase five CMBS bonds from us, which we refer to as the CMBS Purchase. The five CMBS bonds had a carrying value of approximately $0.9 million as of December 31, 2009. In addition, under the Asset Sale LOI, Ranieri (either directly or through an affiliate) agreed to acquire the rights to:

  •
  (i) (a) direct us to use commercially reasonable efforts to advocate for the appointment of Ranieri or another person designated by Ranieri (in this context, we refer to Ranieri in this

72

    context or such other person designated by Ranieri as the Specified Manager) as the collateral manager for Crystal River CDO 2005-1, Ltd., which we refer to as CDO1 and (b) exercise, from and after the final consummation of the CMBS Purchase, any and all of our rights, in our capacity as the sole holder of the preferred shares of CDO1, to direct the appointment of a replacement collateral manager for CDO1 (subject to any fiduciary or other legal obligations that we have) (clauses (a) and (b) of this subparagraph (i) are collectively referred to herein as the CDO1 Rights Purchase); and

  •
  (ii) (a) direct us, in our capacity as the sole holder of the preferred shares of Crystal River Resecuritization 2006-1 Ltd., which we refer to as CDO2, to direct CDO2 to appoint the Specified Manager as the replacement collateral manager for CDO2, following the resignation of our Manager as the CDO2 collateral manager under the collateral management agreement for CDO2 and (b) exercise, from and after the final consummation of the CMBS Purchase, any and all of our rights, in our capacity as the sole holder of the preferred shares of CDO2, to direct the appointment of a replacement collateral manager for CDO2 (subject to any fiduciary or other legal obligations that we have) (clauses (a) and (b) of this subparagraph (ii) are collectively referred to herein as the CDO2 Rights Purchase).

        Ranieri has agreed to pay us a total of $8.0 million for the CMBS Purchase, the CDO1 Rights Purchase and the CDO2 Rights Purchase, which we refer to collectively as the Transaction. The following table provides information with respect to the purchase price to be paid by Ranieri (either directly or through one or more of its affiliates) and the estimated closing date for each component of the Transaction:

Component of Transaction	Purchase Price	Estimated Closing Date
CMBS Purchase	$2,500,000 (plus accrued and unpaid interest through the closing date of this portion of the Transaction)	Closed on March 15, 2010
CDO1 Rights Purchase	$3,500,000	Third Quarter/Fourth Quarter 2010 (90 days after obtaining approval of Class A Notes to appoint the Specified Manager)
CDO2 Rights Purchase	$2,000,000	June/July 2010

        In connection with the execution of the Asset Sale LOI, one of Ranieri's affiliates paid $1.6 million (20% of the total purchase price) as a deposit on the Transaction. A ratable portion of the escrowed funds (based on the purchase prices specified above) will be applied to each component of the Transaction upon the closing of that component. The CMBS Purchase closed on March 15, 2010 and $0.5 million of the deposit was applied against the $2.5 million purchase price for the CMBS bonds. An affiliate of Brookfield is a lender to the Ranieri affiliate that purchased the CMBS bonds, which such Ranieri affiliate we refer to as the Purchaser, and proceeds from such loan have been used to fund the deposit referenced above and the remainder of the purchase price for the CMBS bonds and an additional $1.9 million available under the loan may be used to fund a portion of the purchase price for the CDO1 Rights Purchase and the CDO2 Rights Purchase. In addition, an affiliate of Brookfield, which we refer to as the Co-Investor, is a co-investor with the Purchaser in the entity, which we refer to as the Servicer, that acts as the special servicer for several of the CMBS securitizations in which we have invested, including all of the securitizations in which the bonds that were the subject of the CMBS Purchase are a part. Brookfield and/or its affiliates have, or prior the CMBS Purchase had, the ability to designate the special servicer for the securitizations in which the bonds that were the subject of the CMBS Purchase are a part and had designated the Servicer as the

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special servicer for those securitizations. The Co-Investor and the Purchaser own approximately 8.5% and 32.3%, respectively, of the Servicer.

        We also agreed to grant to Ranieri a right of first refusal to purchase all or any portion of our interest in two CMBS securitizations if we sell those securities in the future.

        The CMBS Purchase closed on March 15, 2010. The completion of the CDO1 Rights Purchase and the CDO2 Rights Purchase are subject to various customary closing conditions as well as the execution of definitive documentation. The Asset Sale LOI and the Transaction were approved by a special committee of our board of directors, which is comprised entirely of the independent members of our board of directors, which we refer to as the Special Committee. The Special Committee, with the assistance of Broadpoint.Gleacher, the Special Committee's financial advisor, solicited and received several bids on the assets that are the subject of the Transaction. The Special Committee selected the Ranieri bid based on the combination of price and other terms, in particular those providing greater certainty of closing.

  Suspension of Dividends

        In the fourth quarter of 2009, our board of directors elected to suspend the quarterly dividend to holders of shares of our common stock to preserve liquidity. This suspension has continued into the second quarter of 2010. We are prohibited from paying any dividends under the Merger Agreement.

Overview

        We are a specialty finance company formed on January 25, 2005 by BIM to invest in commercial real estate, real estate loans, real estate related securities, such as commercial and residential mortgage-backed securities, and various other asset classes. We commenced operations in March 2005. We have elected and qualified to be taxed as a REIT for federal income tax purposes commencing with our taxable year ended December 31, 2005 and expect to qualify as a REIT in subsequent tax years. We manage the composition of our portfolio so that we will qualify for an exclusion from regulation under the Investment Company Act. We are externally managed by our Manager, a wholly-owned subsidiary of Brookfield.

        During the third quarter of 2009, we observed a number of IPO filings by recently formed entities with investment strategies focused on commercial and residential real estate debt markets. As permitted by our management agreement (which contains policies to ensure that potential conflicts of interest are managed appropriately), our Manager's parent company is pursuing opportunities to sponsor new ventures and raise investment capital to be deployed in the real estate debt sector. Our Board of Directors will continue to exercise oversight of our Manager and our Manager will continue to have the same obligation to manage our portfolio as set forth in our management agreement (which contains policies to ensure that potential conflicts of interest are managed appropriately).

        Given current market conditions and our lack of investable cash, currently, we are unable to take advantage of new investment opportunities and we do not believe we will be able to take advantage of new investment opportunities in the future.

        Since we commenced operations in March 2005, we have invested in Agency mortgage-backed securities, non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other commercial mortgage loan products, including whole loans, A Notes, B Notes, mezzanine loans, and investments in funds that invest in whole loans, A Notes, B Notes, and mezzanine loans, and purchased commercial real estate properties. A large portion of our investments in MBS hold a deeply subordinated position in the underlying trust structure. We also have taken positions in various credit default swaps relating to commercial mortgage-backed securities and residential mortgage-backed securities and have entered into interest rate swaps to hedge the basis risk of our floating rate

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liabilities. We have leveraged our portfolio in order to achieve attractive risk-adjusted returns. We have four types of liabilities:

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  securitized debt obligations of consolidated VIEs;

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  CDO liabilities;

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  secured mortgage debt; and

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  short-term liabilities.

        Effective January 1, 2010, we adopted FASB ASC 810-10-65-2 and accordingly, consolidated certain VIEs that were not included in our consolidated financial statements as of December 31, 2009 due to the change from a quantitative analysis to a qualitative analysis, as well as the removal of the consolidation exception for qualified special purpose entities. Upon consolidating these VIEs, we recorded a one-time adjustment of $2.2 million to beginning retained earnings as a cumulative effect adjustment. At March 31, 2010, as a result of the adoption, we recorded $4,461.9 million of assets and $4,456.1 million of liabilities of the newly consolidated VIEs and derecognized our interest of $4.5 million in those VIEs. As of March 31, 2010, our portfolio, including the assets from the consolidated VIEs, was comprised of commercial mortgage-backed securities (CMBS), commercial real estate loans, residential mortgage-backed securities (RMBS) and operating real estate of approximately $4,695.4 million, and we have debt, including the securitized debt obligations of the consolidated VIEs, with a carrying value totaling approximately $4,698.2 million.

        We completed a private offering of 17,400,000 shares of our common stock in March 2005 in which we raised net proceeds of approximately $405.6 million. We completed our initial public offering of 7,500,000 shares of our common stock in August 2006 in which we raised net proceeds of approximately $158.6 million. Between August 2007 and November 2007, we purchased 299,300 shares of our common stock in open market purchases. The resulting GAAP-reported stockholders' deficit of $22.9 million as of March 31, 2010 represents a reduction of $587.1 million of the net amounts raised in 2005 and 2006. This reduction in stockholders' equity can be attributed to the following general areas:

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  realized losses on disposition of assets, credit default swaps and interest rate swaps;

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  dividends paid in excess of GAAP earnings;

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  impairment of loans and other decreases in market values on CMBS and RMBS assets for which we have projected a decline in future cash flows; and

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  decreases in market values on CMBS and RMBS assets that are solely attributable to spread widening.

        We earn revenues and generate cash through our investments. These revenues are, in turn, used to pay the interest and other costs of our financings (including payments due on interest rate hedges), to pay for our overhead costs and, when applicable, to pay the management fee. The net earnings after these payments, if any, are used to pay dividends to our stockholders, to further reduce our liabilities or, when we have investable capital, to re-invest into targeted assets. In order to maintain compliance with the REIT regulations, we are required to pay out at least 90% of our taxable income as dividends. Typically there are mismatches between taxable income and GAAP income. Due to realized losses that we have incurred to date and the projected decline in cash flows of some of our assets, we currently expect a portion of our portfolio to generate substantial tax operating losses in 2010 and in future periods.

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Trends; Current Market Environment; Current Portfolio Considerations

        In July 2007, the commercial real estate finance sector began to show serious signs of liquidity-related distress. This was in addition to the distress that had already begun in the securitized residential products markets. Now, almost three years into the world-wide financial crisis, commercial real estate credit markets have begun to experience a second layer of stress, as adverse credit events at the underlying loan level have begun to increase, and, in the residential sector, many of the long-awaited losses from the high delinquency levels have percolated through the various securitizations that own these loans. The dual factors of diminishing liquidity and increasing incurrence of adverse credit events place a lot of stress on commercial and residential real estate credit investors. The diminished liquidity negatively impacts the market value of the respective investments whereas the adverse credit events negatively impact the prospective cash flow of the respective investments. The U.S. federal government enacted several programs with the intent of stabilizing the financing markets. These programs include the Troubled Assets Relief Program (TARP), the Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program (PPIP), among others. While we are cautiously optimistic that such governmental programs will have some positive impact on the housing markets and the lending environment, we do not believe that the overall market will stabilize until (a) home prices firm up and the impact of these lower home prices works through the various real estate financing markets, and (b) commercial lending markets become functional and the borrowers in these markets readjust their valuations and expectations to reflect a much less aggressive lending environment.

        Performance for CMBS investors, including us, is highly dependent upon the credit performance of existing securitized portfolios. We expect that loans that do not have near-term maturities that were underwritten with the related secured properties having stabilized cash flow in place will tend to perform better during this difficult period. By contrast, we believe that loans made on transitional, or other value-creating, projects or that have near-term maturities will suffer the greatest. The markets will be greatly impacted by these loans with near-term maturities; causing the existing credit spread environment to last until the consequences of these near-term loan maturities are better understood. Through our CMBS portfolio and our commercial real estate loan portfolio, we have exposure to each of these loan types. Our CMBS portfolio, which is comprised solely of fixed rate conduit deals, will start to have material maturities in the underlying collateral pools in 2010; in addition, the delinquency rate for our CMBS portfolio increased dramatically during the second quarter of 2009, and continued to increase during the third and fourth quarters of 2009. As delinquencies have increased, our prospective cash flows have been materially lowered.

        As discussed in Note 5 to our consolidated financial statements, "Fair Value Hierarchy", we value our investment securities using current market pricing. The spreads that have been utilized to value our assets are extremely wide from a historical perspective. These spreads are wide due to the market's view of the risks contained within these types of investments within the current market environment. These risks include the market's expectation of increasing delinquencies and losses within residential and commercial mortgage loans, and consequently, in the securitized pools that own these loans. The market's expectation is also that commercial and residential loans originated in the period from 2005 to 2007 will under-perform prior vintages. These market expectations become embodied in the modeling assumptions that are used to value securities such as the RMBS and CMBS that we own. The valuation of these assets is extremely sensitive to these assumptions. Additionally, there are many factors for which there is no relevant comparable data to use in order to help judge that particular factor's impact on future performance. For instance, many of the underlying residential and commercial mortgages originated during the 2005 to 2007 era have very low interest rate coupons. These low coupons may prove to dampen credit losses that otherwise are expected by the market, although there can be no assurance of this. As these origination vintages age, performance tiering may become evident; namely, the 2005 vintage may exhibit stronger performance than the 2006 or 2007 vintages. In the current marketplace, there is no evidence of any meaningful tiering among these three vintages. Additionally,

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the governmental programs discussed above may positively impact certain sub-prime borrowers and sub-prime loan pools. Conversely, consumer retail weakness, job losses and a weak economy may result in credit losses exceeding the market's expectations.

        We believe the following trends may also affect our business:

        Uncertain interest rate environment—The credit market disruption that has persisted since the summer of 2007 continues to have a dramatic effect on the economy. The distress in the financial markets has led to significant changes in Federal Reserve monetary policy in the form of lower rates and through direct financing to primary dealers through the TALF and other programs. However, pressure from a pull-back in lending and credit provision still weighs heavily on the consumer and on the residential housing markets. Continued weakness in the residential real estate markets and in both the commercial and residential lending environment is likely to persist and, in general, should result in slower U.S. economic growth. Additionally, lower rates have not resulted in dramatically increased prepayment speeds, largely given the constraints around lending, which have impacted even the U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.

        Normally, we would expect that our fixed-rate assets would decline in value in a rising interest rate environment. We have engaged in interest rate swaps to hedge a portion of the risk associated with increases in interest rates. However, because we do not always hedge 100% of our outstanding financing, increases in interest rates could result in a decline in the value of our portfolio, net of hedges. Similarly, decreases in interest rates could result in an increase in the value of our portfolio. Given the substantial dislocation in asset prices, however, these traditional relationships between levels of interest rates and yield spread or price changes, may not exist. In addition, interest rates remain, and are likely to remain for the foreseeable future, at consistent and low levels.

        Prepayment rates—Typically, as interest rates fall, prepayment rates on residential mortgages rise. However, given the global credit crisis, this cycle has been different as the decline in housing market activity and home price depreciation has kept prepayment rates low as refinancing becomes less accessible. As noted above, lower rates have not dramatically increased prepayment speeds during the current recession, as more constraints have been placed on lending. Prepayment rates also may continue to be affected by other factors, including, without limitation, conditions in the housing and financial markets, general economic conditions and the relative interest rates on mortgage loans.

        Liquidity—Managing liquidity has become a priority for our company. Whereas most of our assets, such as the commercial real estate properties and the assets held by our CDOs, have been financed with long-term liabilities, some of our assets are financed on a short-term basis while they are in transition toward longer-term financing solutions. In the current marketplace, however, long-term financing is not available. These short-term financings are collateralized borrowings under our revolving credit facility, which will mature on August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the Merger Agreement, but in no event later than August 31, 2010. As asset values decline, margin calls from our financing counterparties place demands on our cash and other liquidity sources. This can force us to sell assets and de-leverage our balance sheet, which could negatively impact earnings and negatively impact our ability to make distributions to our stockholders. As of March 31, 2010, we had reduced our exposure to margin calls to $0.6 million on our credit default swaps, and we had unencumbered assets at such date that provided us with $0.7 million of additional borrowing capacity under our secured financing facility.

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        Weakness of mortgage market—The sub-prime market has been severely affected by changes in the lending landscape; for now and for the foreseeable future, access to mortgages for sub-prime borrowers has been substantially limited. This limitation on financing is expected to have an impact on all mortgage loans that are resetting and is expected to result in increased default rates. The severity of the liquidity limitation was largely unanticipated by the markets. The liquidity issues also affect prime and Alt-A Non-Agency lending, with the origination of many product types being completely curtailed and lenders requiring high loan-to-value ratios when providing refinancing to borrowers. At the margin, this has an impact on new demand for homes, which will compress the home ownership rates and weigh heavily on future home price performance. There is a strong correlation between home price growth rates and mortgage loan delinquencies. Additionally, delinquency pressures in the sub-prime market have resulted from weaker underwriting, which such pressures put many sub-prime lenders out of business in 2006 and 2007. The market deterioration has caused us to expect increased losses related to our holdings over time and, in the immediate period, has resulted in a significant decline in the market values of our assets, as well as a significant decrease in anticipated cash flows from our investments. We continually monitor and adjust our cash flow assumptions in light of current and projected market conditions and we believe that results in an accurate representation of value on our balance sheet.

        We believe that, at this time, the underlying losses in the sub-prime market have not fully manifested themselves in the securitizations, including those in which we own MBS. Accordingly, there are a number of factors that can help to mitigate issues before they fully impact the market. The government does have a number of programs that it can utilize to help the conditions in the residential mortgage industry. Currently, the lending limits for Fannie Mae, Freddie Mac and Ginnie Mae have been raised. As well, recent legislation has expanded and modernized the FHA programs to make financing available at affordable terms to delinquent borrowers. At the margin, programs that will have the effect of reducing foreclosure inventory will be helpful to the resolution of home price declines. In addition, given the current interest rate environment, the U.S. government has little room to further decrease the Fed Funds rate.

        Other markets, such as the Alt-A and Option ARM market have also come under more significant delinquency and pricing pressure beginning in the first quarter of 2008. As a result of large forced sales and rising delinquency rates on these programs, price declines have been significant even for AAA-rated securities. These price dislocations have also been felt in the prime markets on both fixed-rate and hybrid arm Non-Agency securities, across most vintages. Performance remains stronger for loans underwritten prior to 2005, and for fixed rate loans; however, the magnitude of the price declines currently exceeds the expectations of loss for these sectors.

        Structured finance transactions—The dislocations in the sub-prime market have rippled throughout the structured finance markets. Yield spreads on CMBS and prime Non-Agency RMBS have widened dramatically since the beginning of 2007, resulting in significant negative market value adjustments to our assets. The issuance of CDOs, which had been a key financing tool for us and for our peers, has come to a halt, cutting off an attractive financing alternative for the foreseeable future.

        For a discussion of additional risks relating to our business, see the risk factors included as Exhibit 99.1 to this Form 10-Q, which update the risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2009. Exhibit 99.1 is incorporated herein by reference.

Critical Accounting Estimates

        Our financial statements are prepared in accordance with accounting principles generally accepted in the United States, or U.S. GAAP. These accounting principles require us to make some complex and subjective decisions and assessments. These include the fair market value of certain investments, VIEs, debt obligations and derivative assets and liabilities, the amount and timing of credit losses, prepayment

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assumptions and other items that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates (e.g., market values change due to changes in supply and demand, credit performance, prepayments, interest rates or other reasons; yields change due to changes in credit outlook and loan prepayments) will occur in the near future. Our most critical accounting policies involve decisions and assessments that could affect our reported assets and liabilities as well as our reported revenues and expenses. We believe that all of the decisions and assessments upon which our financial statements are based were reasonable at the time made based upon information available to us at that time. We rely on the experience of Brookfield's, BIM's and our management, along with their analysis of historical and current market data, in order to arrive at what we believe to be reasonable estimates. See Note 2 to our consolidated financial statements contained elsewhere herein for a complete discussion of our accounting policies. Other than the adoption of FASB ASC 810-10-65-2 (previously SFAS 167), as defined below, there have been no material changes to our accounting policies in 2010. Our estimates are inherently subjective in nature and actual results could differ from our estimates and differences may be material. We have identified our most critical accounting estimates to be the following:

  Going Concern

        A fundamental principle of the preparation of financial statements in accordance with GAAP is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, our policy is to prepare our consolidated financial statements on a going concern basis unless we intend to liquidate or have no other alternative but to liquidate. As of March 31, 2010, we owed $28.9 million to an affiliate of our Manager under our secured credit facility. The maturity date of the credit facility was extended to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the Merger Agreement, but in no event later than August 31, 2010. As a result of our possible inability to extend, refinance or repay this indebtedness, there is substantial doubt about our ability to continue as a going concern. While we have prepared our consolidated financial statements on a going concern basis, if the Merger is not consummated and we are unable to successfully restructure our borrowing arrangements or we do not receive additional funding, our ability to continue as a going concern will be in doubt. Therefore, we may not be able to realize our assets and settle our liabilities in the ordinary course of business. Our consolidated financial statements included in this report do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern.

  Investment Consolidation

        We have re-evaluated our relationships as well as our involvement with VIEs in accordance with FASB ASC 810-10-65-2 (previously SFAS 167). Effective January 1, 2010, we adopted FASB ASC 810-10-65-2 and accordingly, consolidated certain VIEs that were not included in our consolidated financial statements as of December 31, 2009 due to the change from a quantitative analysis to a qualitative analysis, as well as the removal of the consolidation exception for qualified special purpose entities. Upon consolidating these VIEs, we recorded a one-time adjustment of $2.2 million to beginning retained earnings as a cumulative effect adjustment. As of March 31, 2010, as a result of the adoption, we recorded $4,461.9 million of assets and $4,456.1 million of liabilities of the newly consolidated VIEs and derecognized our interest of $4.5 million in those VIEs.

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  Revenue Recognition

        The most significant source of our revenue (exclusive of income from VIEs) comes from interest income on our securities and loan investments. Interest income on loans and securities investments is recognized over the life of the investment using the effective interest method. Mortgage loans generally will be originated or purchased at or near par value and interest income will be recognized based on the contractual terms of the debt instrument. Any loan fees or acquisition costs on originated loans will be deferred and recognized over the term of the loan as an adjustment to the yield. Interest income on mortgage-backed securities, which we refer to as MBS, is recognized on the effective interest method as required by FASB ASC 325-40-65-1 (previously FSP EITF 99-20-1). Under FASB ASC 325-40-65-1, management estimates, at the time of purchase, the future expected cash flows and determines the effective interest rate based on these estimated cash flows and our purchase prices. Subsequent to the purchase and on a quarterly basis, these estimated cash flows are updated and a revised yield is calculated based on the current amortized cost of the investment. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate and interest rate fluctuations. In addition, interest payment shortfalls have to be estimated due to delinquencies on the underlying mortgage loans and the timing and magnitude of credit losses on the mortgage loans underlying the securities. These uncertainties and contingencies are difficult to predict and are subject to future events that may affect management's estimates and our interest income. When current period cash flow estimates are lower than the previous period and fair value is less than an asset's carrying value, we will write down the asset to fair market value and record an impairment charge in current period earnings.

        Real estate loans securitized within our consolidated VIEs are carried at fair value. Coupon interest is recognized as revenue when earned and deemed collectible. Cash principal and interest that is advanced from servicers subsequent to a loan becoming greater than 90 days past due is used to reduce the outstanding loan principal balance. We use the effective interest method to determine an effective yield to amortize the premium or discount on real estate held within these VIEs.

        Through its extensive experience in investing in MBS, BIM has developed models based on historical data in order to estimate the lifetime prepayment speeds and lifetime credit losses for pools of mortgage loans. The models are based primarily on loan characteristics, such as loan-to-value ratios ("LTV"), borrower credit scores, loan type, loan rate, property type, etc., and also include other qualitative factors such as the loan originator and servicer. Once the models have been used to project the base case prepayment speeds and to project the base case cumulative loss, those outputs are used to create yield estimates and to project cash flows.

        Because mortgage assets amortize over long periods of time (i.e., 25 to 30 years in the case of RMBS assets or 10 years in the case of CMBS assets), the expected lifetime prepayment experience and the expected lifetime credit losses projected by the models are subject to modification in light of actual experience assessed from time to time. For each of the purchased mortgage pools, our Manager tracks the actual monthly prepayment experience and the monthly loss experience, if any. To the extent that the actual performance trend over a 6-12 month period of time does not reasonably approximate the expected lifetime trend, in consideration of the seasoning of the asset, our Manager may make adjustments to the assumptions and revise yield estimates and projected cash flows.

        We have retained substantially all of the risks and benefits of ownership of our rental properties and therefore we account for leases with our tenants as operating leases. The total amount of contractual rent that we receive from operating leases is recognized on a straight-line basis over the term of the lease; and a straight-line or free rent receivable, as applicable, is recorded for the difference between the rental revenue recorded and the contractual amount received. In addition to base rent, the tenants in our commercial real estate properties also pay substantially all operating costs.

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        Expense reimbursement income arising from tenant leases which provide for the recovery of all or a portion of the operating expenses and real estate expenses of the respective property is accrued in the same period as the related expenses are incurred. These recoverable expenses are included in expenses as commercial real estate expenses.

        Income arising from the operation of parking garages is recognized when the parking spaces are occupied. Expenses related to the operation of parking garages are included in expenses as commercial real estate expenses.

  Loan Loss Provisions

        We have purchased and originated mezzanine loans and commercial mortgage loans to be held as long-term investments. We evaluate each of these loans for possible impairment on a quarterly basis. Impairment occurs when it is deemed probable that we will not be able to collect all amounts due according to the contractual terms of the loan. In our evaluation of these loans for possible impairment, we develop significant assumptions which include, but are not limited to, the value of the real estate of partnership or membership interests that secure the mortgage loans, the expected sale period for such real estate, the appropriate discount rate, the fair value of any collateral being used to secure any guarantees from the borrower and the estimated costs incurred to dispose of such guarantee collateral. Upon a determination of impairment, we will establish a reserve for loan losses and a corresponding charge to earnings through the provision for loan losses.

  Valuation of Financial Instruments

        We measure financial instruments, derivatives and our collateralized debt obligations at fair value. We account for real estate loans held for sale at the lower of their carrying amount or fair value less estimated cost to sell. Realized and unrealized gains or losses from our investment securities and collateralized debt obligations within our CDO entities for which we elected the fair value option are recorded in our statements of operations. Unrealized gains or losses from our investment securities for which we did not elect the fair value option are recorded through other comprehensive income or loss. Impairments on our available-for-sale securities are recorded in our consolidated statements of operations. Changes in the carrying amount or fair value of our real estate loans held for sale are recorded in our consolidated statements of operations.

        We account for real estate loans within our consolidated VIEs at their fair values, which is estimated by using a discounted cash flow analysis, utilizing expected cash flow and loss assumption discount rates estimated by management based on underlying property type, estimated loan to value ratios, geographic region and loan performance.

        We adopted FASB ASC 820-10-50-8 (previously SFAS 157), in the first quarter of 2008. FASB ASC 820-10-50-8 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Additionally and also in the first quarter of 2008, we adopted FASB ASC 825-10-45-1 (previously SFAS 159), and applied this option to the investment securities and collateralized debt obligations within our CDO legal entities.

        FASB ASC 820-10-05-1 defines "fair value" as the price that would be received on the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date, or an exit price. The degree of judgment utilized in measuring the fair value of financial instruments generally correlates to the level of pricing observability. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices in active markets generally have more pricing observability and require less judgment to be utilized in measuring fair value. Conversely, financial instruments rarely traded or not quoted have less observability and are measured at fair value using valuation models that require more judgment. Pricing

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observability is impacted by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and overall market conditions generally.

        The overall valuation process for financial instruments may include adjustments to valuations derived from pricing models. These adjustments may be made when, in management's judgment, either the size of the position in the financial instrument or other features of the financial instrument such as its complexity, or the market in which the financial instrument is traded (such as counterparty, credit, concentration or liquidity), require that an adjustment be made to the value derived from the pricing models. An adjustment may be made if a trade of a financial instrument is subject to sales restrictions that would result in a price less than the computed fair value measurement from a quoted market price. Additionally, an adjustment from the price derived from a model typically reflects management's judgment that other participants in the market for the financial instrument being measured at fair value would also consider such an adjustment in pricing that same financial instrument.

        We have categorized our financial instruments measured at fair value into a three-level classification in accordance with FASB ASC 820-10-50-2. Fair value measurements of financial instruments that use quoted prices in active markets for identical assets or liabilities generally are categorized as Level 1, and fair value measurements of financial instruments that have no direct observable levels generally are categorized as Level 3. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. Financial assets and liabilities presented at fair value in our Balance Sheet generally are categorized as follows:

  Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

    The types of assets and liabilities carried at Level 1 fair value generally are G-7 government and agency securities, equities listed in active markets, investments in publicly traded mutual funds or closed-end funds with quoted market prices and listed derivatives.

  Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument's anticipated life.

    Fair valued assets and liabilities that generally are included in this category are non-G-7 government securities, municipal bonds, certain hybrid financial instruments, certain mortgage and asset-backed securities, certain corporate debt, certain commitments and guarantees, certain private equity investments and certain derivatives for which observable market inputs can be obtained.

  Level 3—Inputs that are not observable through correlation with market data (non-binding quotes from dealers in securities and independent pricing services without observable inputs) and inputs that reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

    Generally, assets and liabilities carried at fair value and included in this category are certain mortgage and asset-backed securities, real estate loans held within our consolidated VIEs, certain corporate debt (excluding CDO liabilities), securitized debt obligations of our consolidated VIEs, certain private equity investments, certain commitments and guarantees and certain derivatives.

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    Fair value of our CDO liabilities is determined based on relevant characteristics of the structure, which include:

    •
    the respective credit rating and subordination of each tranche within the CDO;

    •
    the cross-collateralization of the individual assets owned by the CDO; and

    •
    the nature of any cash flow triggers that could divert cash flows to senior tranches within the structure.

    Generally, a secondary market participant would analyze the collateral supporting CDO liabilities as a pool of assets and adjust its valuation to incorporate the credit enhancement attributes of the senior liabilities when determining their fair value. These loss-adjusted cash flows and resulting yields are related to (but not entirely dependent upon) the yields and prices of the assets owned by the CDO trust.

    Fair value of real estate loans held by our consolidated VIEs is determined based on relevant characteristics of each commercial loan, which include the following: current and historical loan performance, loan-to-value ratios, property type, tenant rollover and concentration, property performance and geographic location of the collateral.

    Fair value of the securitized debt obligations of our consolidated VIEs is determined based on relevant characteristics of the structure, which include:

    •
    the respective credit rating and subordination of each tranche within each VIE;

    •
    the cross-collateralization of the individual assets owned by the VIE; and

    •
    the nature of any cash flow triggers that could divert cash flows to senior tranches within the structure.

    Generally, a secondary market participant would analyze the collateral supporting securitized debt obligation liabilities as a pool of assets, and adjust its valuation to incorporate the credit enhancement attributes of the senior liabilities when determining their fair value. These loss adjusted cash flows and resulting yields are related to (but not entirely dependent upon) the yields and prices of the assets owned by the VIE.

        Financial assets and liabilities presented at fair value and categorized as Level 3 generally are financial instruments that are valued based on quotes from dealers and prices obtained from independent pricing services that do not have observable inputs with market data. For financial instruments that are priced using broker quotes, we generally obtain only one quote. The criteria we use to determine whether an illiquid market exists include a lack of binding broker quotes, significant spread widening between bid prices and ask prices and lack of observable trades for comparable assets. In addition, Level 3 also includes financial instruments that are marked to model using relevant empirical data to extrapolate an estimated fair value. The models' inputs reflect assumptions that market participants would use in pricing the instrument in a current period transaction and outcomes from the models represent an exit price and expected future cash flows. Our valuation models are calibrated to the market on a frequent basis. The parameters and inputs are adjusted for assumptions about risk and current market conditions. Changes to inputs in valuation models are not changes to valuation methodologies; rather, the inputs are modified to reflect direct or indirect impacts on asset classes from changes in market conditions. Accordingly, results from valuation models in one period may not be indicative of future period measurements. Valuations are independently reviewed by employees of our Manager and, where applicable, valuations are back tested comparing instruments sold to where they were marked. Different judgments and assumptions used in pricing could result in different estimates of value.

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        In accordance with FASB ASC 820-10-50-1, valuation techniques used for assets and liabilities accounted for at fair value are generally categorized into three types:

  Market Approach—Market approach valuation techniques use prices and other relevant information from market transactions involving identical or comparable assets or liabilities. Valuation techniques consistent with the market approach include comparables and matrix pricing. Comparables use market multiples, which might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both quantitative and qualitative factors specific to the measurement. Matrix pricing is a mathematical technique used principally to value certain securities without relying exclusively on quoted prices for the specific securities but comparing the securities to benchmark or comparable securities.

  Income Approach—Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts.

  Cost Approach—Cost approach valuation techniques are based upon the amount that, at present, would be required to replace the service capacity of an asset, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility.

        The three approaches described within FASB ASC 820-10-50-1 are consistent with generally accepted valuation methodologies. While all three approaches are not applicable to all assets or liabilities accounted for at fair value, where appropriate and possible, one or more valuation techniques may be used. The selection of the valuation method(s) to apply considers the definition of an exit price and the nature of the asset or liability being valued and significant expertise and judgment is required. For assets and liabilities accounted for at fair value, valuation techniques generally are a combination of the market and income approaches. For the three months ended March 31, 2010, the application of valuation techniques applied to similar assets and liabilities has been consistent.

        During the three months ended March 31, 2010, our assets measured at fair value on a recurring basis reflected as Level 3 increased largely due to the real estate loans of the newly consolidated VIEs as a result of the adoption of FASB ASC 810-10-65-2. Our investment securities and real estate loans of consolidated VIEs are reflected as Level 3 as a result of the reduction of liquidity in the capital markets that resulted in a decrease in the observability of the significant inputs used in determining fair value. Management determined the classification level of each security based upon a review of the pricing source used (non-binding broker quotes, pricing services or fair value determinations by management).

        During the three months ended March 31, 2010, our liabilities measured at fair value on a recurring basis reflected as Level 3 increased largely due to the securitized debt obligations of the newly consolidated VIEs as a result of the adoption of FASB ASC 810-10-65-2. The significant amount of our collateralized debt obligations reflected as Level 3 is a result of the reduction of liquidity in the capital markets that resulted in a decrease in the observability of the significant inputs used in determining fair value.

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        The following table summarizes the sources from which fair value was determined on our assets and liabilities measured at fair value on a recurring basis that were classified as Level 3 as of March 31, 2010.

	Investment Securities	%	Real estate loans of consolidated VIEs	%	Collateralized Debt Obligations	%	Securitized debt obligations of consolidated VIEs	%	Derivative Liabilities	%
	($ in millions)
Non-binding quote(s) from dealers	$5.8	17.0%	$—	0%	$31.3	100%	$54.0	1.2%	$38.6	100%
Independent pricing service	28.3	82.7%	—	0%	—	0%	4,364.6	98.8%	—	0%
Fair Value determinations by management	0.1	0.3%	4,441.1	100%	—	0%	—	0%	—	0%

Total	$34.2	100.0%	$4,441.1	100%	$31.3	100%	$4,418.6	100%	$38.6	100%

  Other-than Temporary Impairments

        When the fair value of an available-for-sale security is less than its amortized cost for an extended period, we consider whether there is an other-than-temporary impairment in the value of the security in accordance with FASB ASC 320-10-50-8A (previously FSP FAS 115-2, EITF 99-20 and FSP EITF 99-20-1). An impairment that is an "other-than-temporary impairment" is a decline in the fair value of an investment below its amortized cost attributable to factors that indicate that the decline will not be recovered. Under the guidance of FASB ASC 320-10-50-8A, should an other-than-temporary impairment be deemed to have occurred, the total other-than-temporary impairment is bifurcated into (i) the amount related to credit losses, and (ii) the amount related to all other factors. The portion of the other-than-temporary impairment related to credit losses is calculated by comparing the amortized cost of the security to the present value of cash flows expected to be collected, discounted at the security's current yield, and is recognized through earnings on the consolidated statement of operations. The portion of the other-than-temporary impairment related to all other factors is recognized as a component of other comprehensive income (loss) on the consolidated balance sheet. Other-than-temporary impairments reduce the security's carrying value to its fair value, creating a new carrying value for the investment. We compute a revised yield based on the future estimated cash flows as described in "—Revenue Recognition" above. Significant judgments are required in determining impairments, which include making assumptions regarding the estimated prepayments, loss assumptions and the changes in interest rates that are based on current market conditions.

        Quarterly, we reevaluate our securities portfolio to determine if there has been an other-than-temporary impairment based upon expected future cash flows. As a result of this evaluation, under the guidance of FASB ASC 320-10-50-8A, we believe that there has been an adverse change in expected cash flows for the securities in our portfolio and, therefore, recognized an aggregate other-than-temporary impairment of $0.5 million related to credit losses, as defined under FASB ASC 320-10-50-8A, and this impairment has been recorded through earnings. An additional impairment of $0.1 million related to other factors also has been recorded through earnings based on our assessment that it is more likely than not that these securities will be required to be sold before we recover their amortized cost basis.

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  Net Changes in Assets and Liabilities under Fair Value Option

        In February 2007, the FASB issued FASB ASC 825-10-45-1 (previously SFAS 159). FASB ASC 825 permits entities to choose to measure many financial instruments and certain other items at fair value to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. FASB ASC 825-10-50-28 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. FASB ASC 825-10-50-28 is effective for financial statements issued for fiscal periods beginning after November 15, 2007. FASB ASC 825-10-50-28 was effective for us beginning January 1, 2008.

        We measure real estate loans and securitized debt obligations held within our consolidated VIEs using the fair value option based on the practicability exception, in accordance with FASB ASC 810-10-65-2 (previously SFAS 167), which we adopted on January 1, 2010. Changes in fair value and net cash settlements are recorded in our statement of operations.

  Commercial Real Estate

        Commercial properties held for investment are carried at cost less accumulated depreciation. In accordance with FASB ASC 805-10-05-2 (previously SFAS 141(R)), upon acquisition, we allocate the purchase price to the components of the commercial properties acquired: the amount allocated to land is based on its estimated fair value; buildings and existing tenant improvements are recorded at depreciated replacement cost; above- and below-market in-place operating leases are determined based on the present value of the difference between the rents payable under the contractual terms of the leases and estimated market rents; lease origination costs for in-place operating leases are determined based on the estimated costs that would be incurred to put the existing leases in place under the same terms and conditions; and tenant relationships are measured based on the present value of the estimated avoided net costs if a tenant were to renew its lease at expiry, discounted by the probability of such renewal. Based on these estimates, we allocate the initial purchase price to the applicable assets and liabilities. As final information regarding fair value of the assets acquired and liabilities assumed is received and estimates are refined, appropriate adjustments are made to the purchase price allocation. The allocations are finalized within twelve months of the acquisition date.

        Depreciation on buildings is provided on a straight-line basis over the useful lives of the properties to a maximum of 40 years. Depreciation is determined with reference to each rental property's carried value, remaining estimated useful life and residual value. Acquired tenant improvements, above- and below-market in-place operating leases and lease origination costs are amortized on a straight-line basis over the remaining terms of the leases. The value associated with acquired tenant relationships is amortized on a straight-line basis over the expected term of the relationships. All other tenant improvements and re-leasing costs are deferred and amortized on a straight-line basis over the terms of the leases to which they relate. Depreciation on buildings and amortization of deferred leasing costs and tenant improvements that are determined to be assets of the company are recorded in depreciation and amortization expense. All above- and below-market tenant leases and tenant relationships are amortized to revenue. Above- and below-market ground leases are amortized to commercial real estate expenses.

        Properties are reviewed for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. For commercial properties, an impairment loss is recognized when a property's carrying value exceeds its undiscounted future net cash flow. The impairment is measured as the amount by which the carrying value exceeds the estimated fair value. Projections of future cash flow take into account the specific business plan for each property and management's best estimate of the most probable set of economic conditions anticipated to prevail in the market.

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        We assess fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, known trends, and market/economic conditions that may affect the property. Application of these assumptions requires the exercise of judgment as to future uncertainties and, as a result, actual results could differ from these estimates.

  Accounting For Derivative Financial Instruments and Hedging Activities

        Our policies permit us to enter into derivative contracts, including interest rate swaps, currency swaps, interest rate caps and interest rate swap forwards, as a means of mitigating our interest rate risk on forecasted interest expense associated with the benchmark rate on forecasted rollover/reissuance of repurchase agreements, or hedged items, for a specified future time period. We currently are using interest rate derivative instruments to mitigate interest rate risk rather than to enhance returns.

        In the normal course of business, we use a variety of derivative instruments to manage, or hedge, interest rate risk. We require that hedging derivative instruments be effective in reducing the interest rate risk exposure that they are designated to hedge. This effectiveness is essential for qualifying for hedge accounting. Some derivative instruments are associated with an anticipated transaction. In those cases, hedge effectiveness criteria also require that it be probable that the underlying transaction occurs. Instruments that meet these hedging criteria are formally designated as hedges at the inception of the derivative contract.

        To determine the fair value of derivative instruments, we use a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date. For the majority of financial instruments including most derivatives, long-term investments and long-term debt, standard market conventions and techniques such as discounted cash flow analysis, option-pricing models, replacement cost, counterparty default risk and termination cost are used to determine fair value. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

        In the normal course of business, we are exposed to the effect of interest rate changes and limit these risks by following established risk management policies and procedures including the use of derivatives. To address exposure to interest rates, we use derivatives primarily to hedge the mark-to-market risk of our liabilities with respect to certain of our assets.

        FASB ASC 815-10-05-4 (previously SFAS 133), requires us to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If a derivative is a hedge, depending on the nature of the hedge, changes in the fair value of the derivative will either be offset against the change in fair value of the hedged asset, liability, or firm commitment through earnings, or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. FASB ASC 815-10-50-4A may increase or decrease reported net income and stockholders' equity prospectively, depending on future changes in fair value.

        At March 31, 2010, we were a party to two interest rate swaps with a notional par value of approximately $279.8 million; the fair value of our net liability relating to interest rate swaps was approximately $29.2 million, which is included in our derivative liabilities, and we had accrued interest payable of approximately $0.4 million on our interest rate swaps at such date. We entered into these interest rate swaps to seek to mitigate our interest rate risk for the specified future time period, which is defined as the term of the swap contracts. These two interest rate swaps were entered into by our two CDOs and accordingly, our counterparties may not request additional margin collateral from us with respect to these contracts.

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        As of each of March 31, 2010 and December 31, 2009, we had one credit default swap ("CDS") with notional par values (our maximum exposure to loss) of $10.0 million that are reflected on our balance sheet as a derivative liability at their fair value of approximately $9.4 million and $9.6 million, respectively. The fair value of the CDS depends on a number of factors, primarily premium levels, which are dependent on interest rate spreads. The CDS contracts are valued either by an independent third party pricing service or by using internally developed and tested market-standard pricing models that calculate the net present value of differences between future premiums on currently quoted market CDS and the contractual future premiums on our CDS contracts.

        We account for derivative and hedging activities in accordance with FASB ASC 815-10-05-4. FASB ASC 815-10-05-4 requires recognizing all derivative instruments as either assets or liabilities in the balance sheet at their fair value. The accounting for changes in fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. We have no fair value hedges or hedges of a net investment in foreign operations.

        For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the forecasted transaction in the same period or periods during which the hedged transaction affects earnings (for example, in "interest expense" when the hedged transactions are interest cash flows associated with floating-rate debt). The remaining gain (loss) on the derivative instrument in excess of the cumulative changes in the present value of future cash flows of the hedged item, if any, is recognized in the realized and unrealized gain (loss) on derivatives in current earnings during the period of change. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in realized and unrealized gain (loss) on derivatives in the current earnings during the period of change. Income and/or expense from interest rate swaps are recognized as a net adjustment to realized and unrealized gain (loss) on derivative. We account for income and expense from interest rate swaps on an accrual basis over the period to which the payment and/or receipt relates.

  Use of Estimates

        The preparation of financial statements in conformity with GAAP requires us to make a significant number of estimates in the preparation of the financial statements. These estimates include determining the fair market value of certain investments, debt obligations and derivative assets and liabilities, amount and timing of credit losses, prepayment assumptions, allocation of purchase price to tangible and intangible assets on property acquisitions, and other items that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates (e.g., market values change due to changes in supply and demand, credit performance, prepayments, interest rates or other reasons; yields change due to changes in credit outlook and loan prepayments) will occur in the near future. Our estimates are inherently subjective in nature and actual results could differ from our estimates and differences may be material.

  Income Taxes

        We operate in a manner that we believe will allow us to be taxed as a REIT and, as a result, we do not expect to pay substantial corporate-level income taxes. Many of the requirements for REIT qualification, however, are highly technical and complex. If we were to fail to meet these requirements and do not qualify for certain statutory relief provisions, we would be subject to federal income tax,

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which could have a material adverse impact on our results of operations and amounts available for distributions to our stockholders. In addition, Crystal River TRS Holdings, Inc., our TRS, is subject to corporate-level income taxes.

        Our policy for interest and penalties on material uncertain tax positions recognized in our consolidated financial statements is to classify these as interest expense and operating expense, respectively. However, in accordance with FASB ASC 740-10-05-6 (previously FIN 48), we assessed our tax positions for all open tax years (Federal, years 2005 through 2009, and State, years 2005 through 2009) as of March 31, 2010 and concluded that we have no material FASB ASC 740-10-05-6 liabilities to be recognized at this time.

Financial Condition

  Assets

        Our current portfolio consists of commercial mortgage-backed securities, residential mortgage-backed securities, real estate loans of consolidated VIEs, commercial real estate loan investments, credit default swaps and operating real estate. As of March 31, 2010, all of our assets, excluding real estate loans of consolidated VIEs, were acquired with the net proceeds of approximately $405.6 million from our March 2005 private offering of 17,400,000 shares of our common stock, the net proceeds of approximately $158.6 million from our August 2006 initial public offering of 7,500,000 shares of our common stock, the net proceeds of approximately $48.6 million from our March 2007 issuance of trust preferred securities and our use of leverage.

  Mortgage-Backed Securities

        Our commercial mortgage-backed securities and residential mortgage-backed securities comprise 100% of our investment securities portfolio. We own these securities either directly on our balance sheet or in one of our two CDOs. We own the equity of each of the CDOs, and it is through this equity investment that we participate in the investment performance of the portion of the investment securities portfolio that is owned by the CDOs. The commercial mortgage-backed securities and residential mortgage-backed securities segment of our portfolio at March 31, 2010 is summarized below:

	CMBS	RMBS
	(In thousands)
Amortized cost	$16,447	$3,545
Unrealized gains	13,666	557
Unrealized losses	—	—

Fair value	$30,113	$4,102

        As of March 31, 2010, the CMBS and RMBS in our portfolio purchased at a net premium or discount relative to their par value and our portfolio had a weighted average amortized cost of 2.6% and 2.9% of face amount, respectively. The CMBS and RMBS were valued below par at March 31, 2010 because we invested in lower-rated (i.e., deeply subordinated) bonds in the credit structure, and those bonds have been adversely impacted by changes in yield spreads and increased actual losses on the underlying collateral, as well as increasing delinquency rates, which generally portend higher actual losses in the future.

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        Our MBS holdings were as follows at March 31, 2010 ($ in millions):

	Outstanding Face Amount at March 31, 2010	Amortized Cost Basis Before Impairments/ Adjustments(1)	Fair Value at March 31, 2010			Weighted Average
				Number of Securities(2)	Number of Trusts(3)
						Rating(4)	Coupon	Yield(5)	WAL(6)
CMBS	$624.3	$575.2	$30.1	116	42	CCC	5.22%	(1.35)	4.17
Non-Agency RMBS-Prime	77.2	160.2	2.6	44	26	CC+	4.56	361.22	1.80
Non-Agency RMBS-Sub Prime	43.2	135.0	1.5	23	13	CCC-	2.77	148.76	6.44
Preferred Stock	4.9	4.8	—	2	2	—	—	—	—

Total	$749.6	$875.2	$34.2	185	83

REIT ONLY (non-CDOs)
CMBS	$208.4	$149.2	$3.2	39	16	CCC-	5.17	70.17	3.13
Non-Agency RMBS-Prime	31.0	77.3	1.1	18	12	C-	5.98	346.64	1.09
Non-Agency RMBS-Sub Prime	13.2	60.0	0.9	10	7	B-	3.51	69.65	6.53
Preferred Stock	4.9	4.8	—	2	2	—	—	—	—

Total	$257.5	$291.3	$5.2	69	37

CDOs ONLY
CMBS	$415.9	$426.0	$26.9	81	32	CCC+	5.25	(9.88)	4.29
Non-Agency RMBS-Prime	46.2	82.9	1.5	26	18	CCC-	3.61	372.50	2.34
Non-Agency RMBS-Sub Prime	30.0	75.0	0.6	13	7	C-	2.45	265.94	6.30
Preferred Stock	—	—	—	—	—	—	—	—	—

Total	$492.1	$583.9	$29.0	120	57

(1)
As of December 31, 2006.

(2)
Note that some securities are owned both by one or more of our CDOs and by the REIT.

(3)
Note that securities issued by some trusts are owned both by one or more of our CDOs and by the REIT.

(4)
Lowest rating of Moody's, S&P or Fitch; weighted average based on fair value.

(5)
Yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the fair value of the security.

(6)
Loss-adjusted weighted average remaining life in years.

        The estimated weighted average lives of the MBS in the tables above are based upon our prepayment expectations, which are based on both proprietary and subscription-based financial models.

        Our prepayment projections consider current and expected trends in interest rates, interest rate volatility, steepness of the yield curve, the mortgage rate of the outstanding loan, time to reset and the spread margin of the reset.

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        The table below summarizes the credit ratings of our MBS investments at March 31, 2010:

	CMBS	Prime RMBS	Subprime RMBS	Total
	(In thousands)
AAA	$—	$—	$—	$—
AA	—	—	—	—
A	—	—	—	—
BBB	—	—	—	—
BB	—	—	—	—
B	16,294	—	846	17,140
Below B	13,819	2,625	631	17,075

Total	$30,113	$2,625	$1,477	$34,215

        Actual maturities of MBS are generally shorter than stated contractual maturities, as they are affected by the contractual lives of the underlying mortgages, periodic payments of principal, and prepayments of principal. The stated contractual final maturity of the mortgage loans underlying our portfolio of MBS ranges up to 26 years, but the expected maturity is subject to change based on the prepayments of the underlying loans. As of March 31, 2010, the average final contractual maturity of the mortgage portfolio was 2036.

        The constant prepayment rate, or CPR, attempts to predict the percentage of principal that will be prepaid over the next 12 months based on historical principal paydowns. As interest rates rise, the rate of refinancings typically declines, which we believe may result in lower rates of prepayment and, as a result, a lower portfolio CPR.

        The following table summarizes our CMBS and RMBS according to their estimated weighted average life classifications as of March 31, 2010:

	CMBS		RMBS
Weighted Average Life	Fair Value	Amortized Cost	Fair Value	Amortized Cost
	(In thousands)
Less than one year	$—	$—	$259	$131
Greater than one year and less than five years	989	961	740	625
Greater than five years	29,124	15,486	3,103	2,789

Total	$30,113	$16,447	$4,102	$3,545

        The estimated weighted-average lives of the MBS in the tables above are based upon a prepayment model obtained through a subscription-based financial information service provider. The prepayment model considers the current yield, forward yield, steepness of the yield curve, current mortgage rates, mortgage rate of the outstanding loan, loan age, margin and volatility.

        The actual weighted average lives of the MBS in our investment portfolio could be longer or shorter than the estimates in the table above depending on the actual prepayment rates experienced over the lives of the applicable securities and are sensitive to changes in both prepayment rates and interest rates.

  Commercial Mortgage-Backed Securities

        Our CMBS portfolio consists of CMBS that we own directly (i.e., outside of our CDOs) and CMBS that are owned by our CDOs. We directly own approximately $3.2 million in fair value of CMBS. These securities have a weighted average rating of CCC-, are priced at a weighted average

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price to par of 1.5%, and are projected to yield 70.17% of their current fair value on a loss-adjusted basis. Approximately 83.0% of the CMBS that we own directly is part of a portfolio that we refer to as the "CMBS Primary Asset." The CMBS Primary Asset is a sub-portfolio that consists of our holdings in 8 CMBS securitizations in which we, either directly or through our CDOs, own a portion of the first loss tranche. The CMBS Primary Asset is further illustrated below.

        Within our two CDOs, we own approximately $26.9 million in fair value of CMBS. These securities have a weighted average rating of CCC+, are priced at a weighted average price to par of 6.5%, and are projected to yield (9.88)% of their current fair value on a loss-adjusted basis. However, the receipt of cash flows from this portion of our CMBS portfolio is governed by the waterfalls within the respective CDO indentures, which are further described below. Approximately 19.2% of the CMBS that we own within our two CDOs are part of the CMBS Primary Asset.

Class Type	Directly Owned(1)	Owned by our CDOs	Total	Average Rating
	(In thousands)
Primary Asset	$2,662	$5,178	$7,840	CCC-
Non-Primary Asset	546	21,727	22,273	B+

Total / Weighted Average	$3,208	$26,905	$30,113	CCC

(1)
Either by us directly or by one of our non-CDO subsidiaries.

CMBS Primary Asset

        The following table sets forth some relevant characteristics as of March 31, 2010 of our CMBS Primary Asset.

Deal Name	Number of Tranches Currently Outstanding	Current Size of Securitization	Detachment Point(1)	Original Face Amount of Our Current Holdings	Outstanding Face Amount of Our Holdings at March 31, 2010	Fair Value of Our Holdings at March 31, 2010	Original Rating Range of Our Holdings	Current Delinquency	Cumulative Losses to Date(2)	Weighted Average Coupon
	($ in thousands)
BACM 2006-2	7	$2,619,405	3.03%	$32,330	$28,249	$528	BB+—NR	7.83%	$8,329	5.48%
BACM 2007-2	7	3,136,366	3.01	35,330	33,041	358	BB+—NR	8.63	4,671	5.37
BSCMS 2005-PWR9	9	2,042,204	5.59	72,023	72,023	2,389	BBB—NR	8.85	—	4.84
COMM 2007-C9	7	3,047,682	3.85	50,658	50,658	1,851	BB+—NR	8.68	—	5.24
CSMC 2006-C4	8	4,213,473	4.07	77,931	75,501	1,093	BBB—NR	16.21	4,959	5.55
WBCMT 2005-C18	8	1,265,266	5.85	29,341	29,341	754	BBB—NR	9.15	—	4.75
WBCMT 2006-C29	7	3,361,602	2.63	32,600	32,600	307	BB+—NR	5.40	—	5.07
WBCMT 2007-C31	9	5,808,600	3.24	42,503	42,053	560	BB+—NR	6.82	1,670	5.13

Total / Weighted Average	62	$25,494,598	3.64%	$372,716	$363,466	$7,840	BBB—NR	9.01%	$19,629	5.19%

(1)
A deal's detachment point is the senior limit to our credit exposure within that securitization.

(2)
Actual losses based on securities we currently own.

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        The following table sets forth some relevant characteristics of our CMBS portfolio by vintage.

	Vintage
					Total/ Weighted Average
CMBS Characteristics as of March 31, 2010	2002	2005	2006	2007
	($ in millions)
Weighted Average Rating	B	CCC+	CCC	CCC-	CCC
Number of Securities	3	31	51	31	116
Original Face Amount	$2.8	$185.7	$284.5	$160.7	$633.7
Outstanding Face Amount	$2.8	$185.7	$277.9	$157.9	$624.3
Amortized Cost Basis	$1.0	$9.1	$3.9	$2.4	$16.4
Fair Value	$1.0	$15.7	$9.3	$4.1	$30.1
Percentage of Total Fair Value(1)	3.32%	52.16%	30.90%	13.62%	100.00%
Coupon	4.94%	4.94%	5.46%	5.13%	5.22%
Market Yield(2)	53.62%	(11.64)%	(7.76)%	38.39%	(1.35)%
Expected Principal Return(3)	100.00%	8.91%	0.00%	0.00%	3.09%
WAL(4)	2.61	4.79	3.73	3.18	4.17
Principal Subordination(5)	3.88%	2.51%	1.84%	1.44%	1.96%
Delinquency Rate 60+(6)	1.81%	7.01%	8.52%	6.61%	7.56%
Collateral Cumulative Losses to Date	0.00%	0.20%	0.13%	0.06%	0.13%
Cumulative Losses to Date(7)	0.00%	0.00%	2.25%	1.70%	1.44%

(1)
The proportion of our CMBS portfolio comprised of the respective vintage; based on fair value of our CMBS portfolio as of March 31, 2010.

(2)
Market yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the fair value of the security.

(3)
Percent of outstanding face amount that we currently project to be returned as principal.

(4)
Weighted average life.

(5)
Weighted average determined based on outstanding face amounts owned.

(6)
Delinquencies in the securitization; weighted average determined based on outstanding face amounts owned.

(7)
Write-offs of par on the securities we own; weighted average determined based on original face amounts owned.

  Residential Mortgage-Backed Securities

        Our RMBS portfolio consists of RMBS that we own directly (i.e., outside of our CDOs) and RMBS that are owned by one of our CDOs. We directly own approximately $2.0 million in fair value of RMBS, which consists of $1.1 million of prime RMBS and $0.9 million of sub-prime RMBS. The prime bonds have a weighted average rating of C-, are priced at a weighted average price to par of 3.5% and are projected to yield 346.64% of their current fair value on a loss-adjusted basis. The sub-prime bonds have a weighted average rating of B-, are priced at a weighted average price to par of 6.8% and are projected to yield 69.65% of their current fair value on a loss-adjusted basis.

        Within our two CDOs, we own approximately $2.1 million in value of RMBS, which consists of $1.5 million of prime RMBS and $0.6 million of sub-prime RMBS. The prime bonds have a weighted average rating of CCC-, are priced at a weighted average price to par of 3.2%, and are projected to yield 372.50% of their current fair value on a loss-adjusted basis. The sub-prime bonds have a weighted average rating of C-, are priced at a weighted average price to par of 2.0%, and are projected to yield 265.94% of their current fair value on a loss-adjusted basis. However, the receipt of cash flows from

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this portion of our RMBS portfolio is governed by the waterfalls within the respective CDO indentures, which are further described below.

        The following table sets forth some relevant characteristics of our prime RMBS portfolio by vintage.

	Vintage
					Total/ Weighted Average
Prime RMBS Characteristics as of March 31, 2010	2003	2004	2005	2006
	($ in millions)
Weighted Average Rating	DDD-	DDD+	CC+	C	CC+
Number of Securities	4	7	30	3	44
Outstanding Face Amount	$2.8	$6.5	$64.2	$3.7	$77.2
Amortized Cost Basis	$0.1	$0.1	$2.0	$0.1	$2.3
Fair Value	$0.1	$0.2	$2.2	$0.1	$2.6
Percentage of Total Fair Value(1)	3.85%	7.69%	84.61%	3.85%	100.0%
Coupon	5.18%	2.76%	4.52%	7.95%	4.56%
Market Yield(2)	245.15%	795.30%	304.25%	1,340.93%	361.22%
Expected Principal Return(3)	61.40%	15.43%	5.00%	0.43%	7.68%
WAL(4)	3.02	2.57	1.71	0.64	1.80
Principal Subordination(5)	0.12%	0.11%	0.54%	0.07%	0.47%
Collateral Factor(6)	44.06%	22.30%	39.65%	51.15%	38.89%
Bond Factor(7)	75.25%	52.38%	76.62%	92.81%	75.29%
One Month CPR(8)	16.38	10.02	17.58	25.12	17.25
Delinquency Rate 60+(9)	0.92%	24.48%	16.73%	6.45%	16.33%
Collateral Cumulative Losses to Date	0.04%	0.98%	0.53%	0.32%	0.54%
Cumulative Losses to Date(10)	13.38%	16.17%	12.89%	1.01%	12.42%

(1)
The proportion of our prime RMBS portfolio comprised of the respective vintage; based on fair value of our prime RMBS portfolio as of March 31, 2010.

(2)
Market yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the fair value of the security.

(3)
Percent of outstanding face amount that we currently project to be returned as principal.

(4)
Weighted average life.

(5)
Weighted average determined based on outstanding face amount owned.

(6)
Collateral factor is the ratio of the current deal balance to the original deal balance.

(7)
Bond factor is the ratio of the current bond balance to the original bond balance.

(8)
Constant prepayment rate.

(9)
Delinquencies in the securitization, weighted average determined based on outstanding face amounts owned.

(10)
Write-offs of par on the securities we own; weighted average determined based on original face amounts owned.

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        The following table sets forth some relevant characteristics of our sub-prime RMBS portfolio by vintage.

	Vintage
			Total/ Weighted Average
Sub-prime RMBS Characteristics as of March 31, 2010	2005	2006
	($ in millions)
Weighted Average Rating	CCC-	B-	CCC-
Number of Securities	17	6	23
Outstanding Face Amount	$35.3	$7.9	$43.2
Amortized Cost Basis	$0.7	$0.5	$1.2
Fair Value	$0.9	$0.6	$1.5
Percentage of Total Fair Value(1)	60.00%	40.00%	100.0%
Coupon	3.00%	1.76%	2.77%
Market Yield(2)	193.13%	72.22%	148.76%
Expected Principal Return(3)	13.42%	54.06%	20.83%
WAL(4)	5.87	7.41	6.44
Principal Subordination(5)	2.97%	3.64%	3.09%
Current Overcollateralization	0.40%	1.98%	0.69%
Excess Spread(6)	0.41%	0.40%	0.41%
Collateral Factor(7)	20.60%	38.78%	23.91%
Bond Factor(8)	72.60%	90.19%	75.80%
One Month CPR(9)	12.15	9.86	11.73
Delinquency Rate 60+(10)	38.51%	24.66%	35.98%
Collateral Cumulative Losses to Date	16.41%	6.79%	14.66%
Cumulative Losses to Date(11)	11.06%	7.26%	5.30%

(1)
The proportion of our sub-prime RMBS portfolio comprised of the respective vintage; based on fair value of our sub-prime RMBS portfolio as of March 31, 2010.

(2)
Market yield as reflected above is the implied loss-adjusted yield based on our expectation of future cash flows (i.e., taking into account assumed defaults) and the fair value of the security.

(3)
Percent of outstanding face amount that we currently project to be returned as principal.

(4)
Weighted average life.

(5)
Weighted average determined based on outstanding face amount owned.

(6)
Represents the weighted average excess spread over the applicable liability coupon for the month of December 2009, weighted by par amount.

(7)
Collateral factor is the ratio of the current deal balance to the original deal balance.

(8)
Bond factor is the ratio of the current bond balance to the original bond balance.

(9)
Constant prepayment rate.

(10)
Delinquencies in the securitization, weighted average determined based on outstanding face amounts owned.

(11)
Write-offs of par on the securities we own; weighted average determined based on original face amounts owned.

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  Equity Securities

        Our investment policies allow us to acquire equity securities, including common and preferred shares issued by other real estate investment trusts. At March 31, 2010, we held two investments in equity securities, each with a fair value of $0. These investment securities are classified as available for sale and thus carried at fair value on our balance sheet with changes in fair value recognized in accumulated other comprehensive income until realized or determined to be other than temporarily impaired.

  Changes in Carrying Value of Investment Securities

        The following sets forth information regarding the changes in the carrying value of our investment securities during the three months ended March 31, 2010:

	Changes in Carrying Value of Investment Securities During the Three Months Ended March 31, 2010 (in Millions)
	CMBS	Non-Agency RMBS	Preferred Stock	Total
Balance, December 31, 2009	$38.1	$4.7	$—	$42.8
Adoption of FAS ASC 810-10-65-2 as of January 1, 2010	(13.3)	—	—	(13.3)
Sales of investment securities	(0.0)	—	—	(0.0)
Principal paydowns/writeoffs	—	(0.5)	—	(0.5)
Discount (premium) amortization	(2.8)	0.3	—	(2.5)
Impairments	(0.5)	(0.1)	—	(0.6)
Mark-to-market adjustments	0.7	(0.3)	—	0.4
Deconsolidation of VIEs due to sale of investment securities	7.9	—	—	7.9

Balance, March 31, 2010	$30.1	$4.1	$—	$34.2

        The following sets forth information regarding the changes in the carrying value of our investment securities during the three months ended March 31, 2009:

	Changes in Carrying Value of Investment Securities During the Three Months Ended March 31, 2009 (in Millions)
	CMBS	Non-Agency RMBS	Preferred Stock	Total
Balance, December 31, 2008	$58.1	$14.8	$0.0	$72.9
Sales of investment securities	—	—	—	—
Principal paydowns/writeoffs	—	(0.4)	—	(0.4)
Discount (premium) amortization	0.6	0.5	—	1.1
Impairments	(3.3)	(2.5)	—	(5.8)
Mark-to-market adjustments	(10.8)	(3.4)	—	(14.2)

Balance, March 31, 2009	$44.6	$9.0	$0.0	$53.6

  Real Estate Loans of Consolidated VIEs

        As a result of our adoption of FASB ASC 810-10-65-2 (previously SFAS 167), as of March 31, 2010, our consolidated balance sheet includes $4,441.1 million of real estate loans from newly consolidated VIEs. These real estate loans of consolidated VIEs are carried at their fair value and consist entirely of whole loans. As of March 31, 2010, our real estate loans of consolidated VIEs had an outstanding face of $4,858.8 million and a weighted average yield of 5.58%.

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  Commercial Real Estate Loan Investments

        At March 31, 2010, our commercial real estate loan investments are reported as held for investment (carried at amortized cost) and held for sale (carried at fair value). Real estate loans that are held for investment are periodically reviewed for impairment. As of March 31, 2010, we reported loans held for sale totaling $0.0 million and loans held for investment totaling $0. During the three months ended March 31, 2010, we had loan loss reserves of $21.0 million on our real estate loans held for investment and valuation allowances of $0.0 million on our real estate loans held for sale. Our commercial real estate loan investments as of March 31, 2010 are summarized below. In connection with the repurchase and discharge of our junior subordinated notes in January 2010, we exchanged one mezzanine loan and one whole loan with carrying values of $4.7 million and $1.2 million, respectively, as part of the consideration.

  Mezzanine Loans, Construction Loans and Whole Loans

	Mezzanine Loans(1)			Construction Loans(2)			Whole Loans(3)		Total/ Weighted Average
	Fixed Rate		Floating Rate	Fixed Rate		Floating Rate	Fixed Rate	Floating Rate	Fixed Rate		Floating Rate
	(In millions)
Outstanding Face Amount	$6.4		$—	$14.6		$—	$—	$—	$21.0		$—
Carrying Value	—		—	—		—	—	—	—		—
Amortized Cost	6.4		—	14.6		—	—	—	21.0		—
Fair Value	—		—	—		—	—	—	—		—
Number of Loans	1		—	1		—	—	—	2		—
Number of loans that are delinquent	1		—	1		—	—	—	2		—
Weighted average interest rate	0.0	%(4)	—%	—	%(5)	—%	—%	n/a	0.00	%(6)	n/a
Weighted average spread over LIBOR	n/a		—%	n/a		—%	—%	0.00%	n/a		0.00%

(1)
Mezzanine loans amount excludes $6.4 million of valuation allowance.

(2)
Construction loans amount excludes $14.6 million of loan loss allowance.

(3)
This mezzanine loan has been placed on non-accrual status.

(4)
This construction loan has been placed on non-accrual status.

(5)
Excludes 15.00% fixed rate for the mezzanine loan on non-accrual status and 16.00% fixed rate for the construction loan on non-accrual.

  Operating Real Estate

        At March 31, 2010, our commercial real estate portfolio is reported at cost of approximately $220.1 million, net of accumulated depreciation of approximately $19.4 million. The commercial real estate portfolio consists of three high-quality office buildings that are 100% leased on a triple-net basis to JPMorgan Chase. The buildings are financed with long-term fixed-rate mortgage loans.

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        The tables below summarize our commercial real estate investments at March 31, 2010, all of which were office properties:

Total
(In millions)
Land	$17.4
Buildings and improvements	222.1

Commercial real estate, at cost	$239.5
Accumulated depreciation	(19.4)

Commercial real estate, net of depreciation	$220.1

Location	Tenant	Year of Lease Expiry(1)	Total Area	Book Value per sq. ft.	Book Value(2)	Mortgage Debt	Net Book Equity
			(000s sq. ft.)		($ in millions)
Houston, Texas	JPMorgan Chase	2021	428.6	$135.3	$58.0	$53.4	$4.6
Arlington, Texas	JPMorgan Chase	2027	171.5	121.3	20.8	20.9	(0.1)
Phoenix, Arizona	JPMorgan Chase	2021	724.0	199.4	144.4	145.1	(0.7)

Total			1,324.1	168.6	$223.2	$219.4	$3.8

(1)
Does not assume the exercise of any extension options.

(2)
Book value includes intangible assets and intangible liabilities, but excludes rent-enhancement and straight-line rent receivables.

        During the three months ended March 31, 2010 and March 31, 2009, we received $1.0 million and $1.1 million, respectively, in net cash receipts pursuant to our ownership of our commercial real estate portfolio, as illustrated below:

	Three Months Ended March 31,
	2010	2009
	(In millions)
Rental revenue	$2.8	$2.8
Rent enhancement	0.8	0.8
Parking garage revenue, net	0.5	0.6
Mortgage interest expense	(3.1)	(3.1)
Real estate tax	—	—
Miscellaneous expenses	—	—

Net cash receipts	$1.0	$1.1

  Rent Enhancement Receivable, Related Party

        At March 31, 2010, we had rent enhancement receivables from related parties totaling $10.8 million. The rent enhancements were negotiated as part of our purchase of our commercial real estate properties and reflect the below-market nature of the leases on those properties at the time we purchased them. We have pledged these rent enhancement receivables as collateral to the lenders under the mortgages that we used to finance the purchase of our commercial real estate properties. While the affiliates of our Manager that are obligated to make these rent enhancement payments have made all required payments to date, there can be no assurance that they will not default on such

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payments in the future, and the obligors have limited resources against which we could enforce our rights.

  Interest Receivable

        At March 31, 2010, we had interest receivable of approximately $22.3 million, of which $20.9 million relates to the real estate loans of consolidated VIEs and $1.4 million relates to our MBS investments.

  Credit Default Swaps, Hedging Instruments and Other Derivative Activities

  Credit Default Swaps

        As of March 31, 2010, we had engaged in credit default swaps, or CDS, which are accounted for as derivatives. CDS are derivative securities that attempt to replicate the credit risk involved with owning a particular unrelated third party security, which we refer to as a reference obligation. We enter into CDS on three types of securities: RMBS, CMBS and the CMBX and ABX indices. Investing in assets through CDS subjects us to additional risks. When we enter into a CDS with respect to an asset, we do not have any legal or beneficial interest in the reference obligation but have only a contractual relationship with the counterparty, typically a broker-dealer or other financial institution, and do not have the benefit of any collateral or other security or remedies that would be available to holders of the reference obligation or the right to receive information regarding the underlying obligors or issuers of the reference obligation. In addition, in the event of insolvency of a CDS counterparty, we would be treated as a general creditor of the counterparty to the extent the counterparty does not post collateral and, therefore, we may be subject to significant counterparty credit risk. As of March 31, 2010, we were party to CDS with one counterparty. CDS are relatively new instruments, the terms of which may contain ambiguous provisions that are subject to interpretation, with consequences that could be adverse to us.

        Currently, we are the seller of protection. The seller of protection through CDS is exposed to those risks associated with owning the underlying reference obligation. The seller, however, does not receive periodic interest payments, but instead it receives periodic premium payments for assuming the credit risk of the reference obligation. These risks are called "credit events" and generally consist of failure to pay principal, failure to pay interest, write-downs, implied write-downs and distressed ratings downgrades of the reference obligation.

        For some CDS, upon the occurrence of a credit event with respect to a reference obligation, the buyer of protection may have the option to deliver the reference obligation to the seller of protection in part or in whole at par or to elect cash settlement. In this event, should the buyer of protection elect cash settlement for a credit event that has occurred, it will trigger a payment, the amount of which is based on the proportional amount of failure or write-down. In the case of a distressed ratings downgrade, the buyer of protection must deliver the reference obligation to the seller of protection, and there is no cash settlement option. In most cases, however, the CDS is a pay as you go CDS, in which case, at the point a write-down or an interest shortfall occurs, the protection seller pays the protection buyer a cash amount, and the contract remains outstanding until such time as the reference obligation has a factor of zero. Most of these instances create a loss for the protection seller.

        As of March 31, 2010, we were a party to one CDS with a maturity of June 2035 with a notional par amount (maximum exposure to loss) of $10.0 million. At March 31, 2010, the fair value of our net liability relating to credit default swap contracts was $9.4 million, compared to a net liability of $9.6 million at December 31, 2009. As of March 31, 2010, we had approximately $10.5 million of margin cash posted as collateral on $10.0 million of notional CDS and we were subject to additional potential margin calls totaling $0.6 million.

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  Interest Rate Swaps

        As of March 31, 2010, we had engaged in interest rate swaps as a means of mitigating our interest rate risk on forecasted interest expense associated with borrowings for a specified future time period, which is the term of the applicable borrowing. An interest rate swap is a contractual agreement entered into by two counterparties under which each agrees to make periodic payments to the other for an agreed period of time based upon a notional amount of principal. Under the most common form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional amount of principal is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-floating interest rate swap. We hedge our floating rate debt by entering into fixed-floating interest rate swap agreements whereby we swap the floating rate of interest on the liability we are hedging for a fixed rate of interest. An interest rate swap forward is an interest rate swap based on an interest rate to be set at an agreed future date. As of March 31, 2010, we were a party to interest rate swaps with maturities ranging from December 2013 to June 2018 with a notional par amount of approximately $279.8 million. Under the swap agreements in place at March 31, 2010, we receive interest at rates that reset periodically, generally every three months, and pay a rate fixed at the initiation of, and for the life of, the swap agreements.

        The valuation of our interest rate swaps is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.

        To comply with the provisions of FASB ASC 820-10-50-9 (previously SFAS 157), we incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting and any applicable credit enhancements, such as collateral posting, thresholds, mutual puts and guarantees. For the three months ended March 31, 2010, we recorded $0.8 million into earnings as a loss, which is reflected in realized and unrealized gain (loss) on derivatives on our consolidated statement of operations, relating to our nonperformance risk.

        The current market value of interest rate swaps is heavily dependent on the current market fixed rate, the credit value adjustment for non-performance by our counterparties, the credit value adjustment for our non-performance, the corresponding term structure of floating rates (known as the yield curve) as well as the expectation of changes in future floating rates. As expectations of future floating rates change, the market value of interest rate swaps changes. At March 31, 2010, the net realized and unrealized loss on interest rate swap contracts recorded in accumulated other comprehensive loss was $8.9 million due to an increase in prevailing market interest rates, and the fair value of our liability relating to those swaps was $29.2 million.

        There can be no assurance that our hedging activities will have the desired beneficial impact on our results of operations or financial condition. Moreover, no hedging activity can completely insulate us from the risks associated with changes in interest rates and prepayment rates. We generally intend to hedge as much of the interest rate risk as our Manager determines is in the best interests of our stockholders, after considering the cost of such hedging transactions and our desire to maintain our status as a REIT. Our policies do not contain specific requirements as to the percentages or amount of interest rate risk that our Manager is required to hedge.

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  Liabilities

        Our liabilities as of March 31, 2010 consist of $32.1 million of accounts payable, accrued expenses and interest (including interest payable related to consolidated VIEs), $39.0 million of derivative liabilities, $65.4 million of intangible liabilities, $28.9 million in short-term liabilities and $250.7 million in long-term liabilities that are matched to the assets that the liabilities finance. Of our long-term liabilities, $31.3 million is the fair value of the rated notes that were issued in conjunction with our two CDOs and $219.4 million is the amount due under two mortgages payable used to finance our commercial real estate properties. Also included in our liabilities is $4,418.6 million of securitized debt obligations of newly consolidated VIEs as a result of our adoption of FASB ASC 810-10-65-2. Our liabilities are illustrated in the following table:

		Activity During 2010
						Balance as of March 31, 2010
Type of Liability	Balance as of January 1, 2010	Net Paydowns	Amortization of premium	Mark-to- Market Adjustments	Deconsol- idation
	(In millions)
Collateralized debt obligations	$33.6	$(0.4)	$—	$(1.8)	$—	$31.4
Securitized debt obligations	10,598.1	(208.1)	26.7	464.6	(6,462.8)	4,418.6
Junior subordinated notes	51.6	(51.6)	—	—	—	—
Mortgages payable	219.4	—	—	—	—	219.4
Secured revolving credit facility, related party	28.9	—	—	—	—	28.9

Total	$10,931.6	$(260.1)	$26.7	$462.8	$(6,462.8)	$4,698.3

        We previously have entered into repurchase agreements to finance some of our purchases of investment securities and real estate loans. Borrowings under these agreements were secured by our investment securities and real estate loans and bore interest rates that have historically moved in close relationship to LIBOR. As of March 31, 2010, we were not utilizing any of those arrangements, we had no outstanding obligations under repurchase agreements and all collateral pledged against repurchase borrowings had been returned to us.

        As of March 31, 2010, we consolidated securitized debt obligations of two newly consolidated VIEs as a result of our adoption of FASB ASC 810-10-65-2. The securitized debt obligations are carried at their fair value on our consolidated balance sheet and are non-recourse to us. As of March 31, 2010, our securitized debt obligations of consolidated VIEs had an outstanding face amount of $4,858.8 million.

        In January 2010, our junior subordinated notes were repurchased and discharged in exchange for certain of our assets. See Note 3 to our consolidated financial statements elsewhere in this Quarterly Report on Form 10-Q for more information on that transaction.

        At March 31, 2010, we had $219.4 million of mortgage loans outstanding with a weighted-average borrowing rate of 5.58% that are secured by our commercial properties located in Houston, Texas; Phoenix, Arizona; and Arlington, Texas and by the rent enhancement receivables from affiliates of our Manager relating to those properties. We have guaranteed a portion of this indebtedness to our lenders in respect of the rent enhancement receivables, related party, and the amount of this guarantee decreases each month as payments are made to us in respect of the rent enhancement receivables, related party. The total amount of such indebtedness that we guaranteed as of March 31, 2010 was approximately $8.6 million, and as of May 14, 2010, the total amount of such guarantee had been reduced to approximately $8.1 million.

        At March 31, 2010, we had $28.9 million of borrowings outstanding under our secured revolving credit facility with an affiliate of our Manager. The credit facility provides for borrowings of up to

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$50.0 million in the aggregate, subject to a borrowing base limitation, and expires in August 2010, unless sooner terminated as provided in the credit agreement. The secured facility bears interest at LIBOR + 2.50%. At March 31, 2010, we had pledged $29.1 million of assets as collateral under this facility and had unused availability of approximately $0.7 million.

  CDO Liabilities

        We have issued two CDOs. Our first CDO, which we refer to as CDO I, closed in 2005, and our second CDO, which refer to as CDO II, was priced in late 2006 and closed in early 2007. For each CDO, we sold a certain amount of senior notes, as illustrated in the chart below, to third party investors and retained all of the junior notes. For CDO I, we retained approximately $146.5 million par amount of junior securities (representing the Class E notes through the equity), and for CDO II, we retained approximately $65.5 million par amount of junior securities (representing the Class J notes through the equity). The notes issued by each of the CDOs are governed by an indenture, which is administered by a trustee. The indentures each prescribe a "cash flow waterfall" that dictates how the receipt of principal and interest received from the underlying collateral securing the notes is allocated to the various classes of issued notes, including the junior notes that we own. Generally speaking, our rights to cash flows pursuant to these waterfalls are subordinate in right to the senior classes. Additionally, CDO I has additional protections for the benefit of the holders of the senior notes, which require that the underlying pool of securities comprising the collateral be in compliance with various performance criteria, commonly referred to as "performance triggers," or simply "Triggers". If the underlying collateral in CDO I is in compliance with the Triggers, then the cash flow waterfalls are unaffected; if the underlying collateral in CDO I is out of compliance with the Triggers, then cash flow to certain junior notes is diverted to accelerate the amortization of the senior notes, until such time as the underlying collateral in CDO I is back in compliance with the Triggers. The Triggers for CDO I are illustrated in the chart below. CDO II does not contain any Triggers, but it does have a traditional waterfall, which includes, among other things, utilizing all payments received in respect of "defaulted securities" to amortize the senior-most CDO liabilities.

        Beginning in June 2008, CDO I began to fail certain over-collateralization triggers. During this period of failure, all notes subordinate to the most senior class with a relevant trigger failure will not receive their quarterly interest payments. The money that otherwise would be paid to those classes is used instead to pay down the principal balance of the senior-most outstanding notes. During the three months ended March 31, 2010, we received $0 in cash receipts pursuant to our ownership of the Class E notes through the equity of CDO I and $0.4 million was diverted to amortize senior notes issued by CDO I, as illustrated below:

CDO I	Original Par Value	Cash Interest Received	Cash Diverted to Amortize Senior Notes
	(in millions)
Class E Notes	$23.3	$—	$0.1
Class F Notes	25.3	—	0.2
Class G Notes	10.8	—	0.1
Class H Notes	4.8	—	—
Equity	n/a	—	—

Total		$—	$0.4

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        During the three months ended March 31, 2010, we received no cash receipts pursuant to our ownership of the Class J notes through the equity of CDO II, as illustrated below, and none was diverted to amortize senior notes issued by CDO II:

CDO II	Original Par Value	Cash Interest Received	Cash Diverted to Amortize Senior Notes
	(in millions)
Class J Notes	$10.1	$—	$—
Class K Notes	9.8	—	—
Equity	n/a	—	—

Total		$—	$—

        In September 2009, the trustee of CDO I issued a "Notice of Event of Default" to the collateral manager for CDO I because of a failure by CDO I to pay interest on the Class D notes. This event of default entitles noteholders of the senior class of notes, the Class A notes, to direct the trustee to take particular actions with respect to the collateral owned by CDO I and the CDO notes issued by CDO I. The event of default did not trigger a reconsideration event under FASB ASC 810-10-65-2 (previously FAS 167) and has no impact on our consolidated financial statements during the three months ended March 31, 2010.

        In April 2010, the trustee of CDO II issued a "Notice of Event of Default" to the collateral manager for CDO II because of a failure by CDO II to pay interest on the Class B notes. This event of default entitles noteholders of the senior class of notes, the Class A notes, to direct the trustee to take particular actions with respect to the collateral owned by CDO II and the CDO notes issued by CDO II. The event of default triggered a reconsideration event under FASB ASC 810-10-65-2 and we are currently evaluating the impact on our consolidated financial statements.

        In light of these events, it is possible that CDO I and CDO II may be liquidated. A liquidation under these circumstances likely would result in a capital loss on our investment in the assets of CDO I and CDO II and income from the cancellation of indebtedness with respect to the notes issued by CDO I and CDO II. The tax consequences of these items may be materially adverse to us and could significantly reduce our liquidity if we are required to make material distributions to our stockholders in connection with such liquidation.

        A summary of the terms of our two CDOs as of March 31, 2010 is set forth below:

	CDO I	CDO II	Total
	($ in thousands)
Balance Sheet
Assets
Face Amount	$178,269	$313,799	$492,068
Amortized Cost Basis	2,887	13,643	16,530
Fair Value	5,040	23,940	28,980
Debt(1)(2)
Face Amount	131,827	323,002	454,829
Fair Value	4,429	26,911	31,340

Equity	$611	$(2,971)	$(2,360)

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Collateral Composition(3)		Average Rating		Average Rating		Average Rating
CMBS	$102,104	CCC	$313,799	CCC+	$415,903	CCC+
Prime MBS	46,212	CCC-	—		46,212	CCC-
Sub-Prime MBS	29,953	C-	—		29,953	C-
Cash	918		1,016		1,934

Total	$179,187		$314,815		$494,002

(1)
Excludes the non-investment grade notes and preference shares that we retained.

(2)
The notes issued by CDO II were downgraded in 2010.

(3)
Collateral composition amounts are based on par value, which is the metric used to calculate whether the triggers pass or fail.

	CDO I	CDO II
CDO Overview:
Effective Date	Nov-05	Jan-07
End of Collateral Replacement Period	Dec-08	n/a
Optional Call Date(1)	Jan-09	n/a
Auction Call Date	Dec-13	n/a
Avg. Debt Spread (bps)(2)	58	57
CDO Cash Flow Triggers:
Over Collateralization
Class A/B/C/D
Issue Date	165.88%	n/a
Current	19.99%	n/a
Trigger	153.56%	n/a
Class E
Issue Date	150.42%	n/a
Current	16.84%	n/a
Trigger	142.15%	n/a
Class F
Issue Date	134.87%	n/a
Current	14.33%	n/a
Trigger	128.59%	n/a
Interest Coverage
Class A/B/C/D
Current	(2.20)%	n/a
Trigger	164.06%	n/a
Class E
Current	(1.98)%	n/a
Trigger	142.15%	n/a
Class F
Current	(1.70)%	n/a
Trigger	119.09%	n/a

(1)
In certain circumstances, the CDO issuer has the ability to call the CDO notes, commencing in January 2009.

(2)
Weighted average spread over LIBOR on the investment grade notes that we did not retain.

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  Stockholders' Deficit

        Stockholders' deficit at March 31, 2010 was approximately $22.9 million and included $8.9 million of net unrealized and realized losses on interest rate agreements accounted for as cash flow hedges presented as a component of accumulated other comprehensive income (loss), which was offset in part by $1.8 million of net unrealized holdings gains on available-for-sale securities.

Results of Operations For the Three Months Ended March 31, 2010 compared to the Three Months Ended March 31, 2009

  Summary

        Our net income for the three months ended March 31, 2010 was $32.9 million, or $1.30 per weighted average basic and diluted share outstanding, compared with a net loss of $10.0 million, or $0.40 per weighted average basic and diluted share outstanding, for the three months ended March 31, 2009. The change was attributed to the reasons set forth below.

  Revenues

        The following table sets forth information regarding our revenues:

	Three Months Ended March 31,		Variance
	2010	2009	Amount	%
	(In millions)
Revenues
Interest and dividend income:
CMBS	$0.6	$10.5	$(9.9)	(94.3)%
Non-Agency RMBS	1.8	3.4	(1.6)	(47.1)
Real estate loans	0.1	0.5	(0.4)	(80.0)
Real estate loans of consolidated VIEs	157.7	—	157.7	100.0

Total interest and dividend income	160.2	14.4	145.8	1,012.5
Rental income, net	5.4	5.6	(0.2)	(3.6)
Other income of consolidated VIEs	0.6	—	0.6	100.0

Total revenues	$166.2	$20.0	$146.2	731.0%

        Interest income for the three months ended March 31, 2010 with respect to CMBS decreased by $9.9 million, or 94.3%, compared to interest income for the three months ended March 31, 2009 because of lower non-cash amortization resulting from the adoption of a new accounting principle and lower cash receipts due to interest shortfalls. Interest income with respect to Non-Agency RMBS for the three months ended March 31, 2010 decreased by $1.6 million, or 47.1%, compared to interest income from Non-Agency RMBS for the three months ended March 31, 2009 as a result of lower non-cash amortization resulting from the adoption of a new accounting principle and lower cash receipts due to interest shortfalls, in addition to the impact of lower interest rates during 2010. Interest income with respect to real estate loans for the three months ended March 31, 2010 decreased $0.4 million, or 80.0%, compared to interest income from real estate loans for the three months ended March 31, 2009 because we had fewer investments in that asset class during 2010, a mezzanine loan was placed on non-accrual status and interest rates were lower during 2010. Interest income on real estate loans also was lower in 2010 due to principal paydowns. Interest income on real estate loans of variable interest entities that we consolidated in 2010 as a result of the adoption of FASB ASC 810-10-65-2 were $157.7 million.

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        Of the $160.2 million in revenues for the three months ended March 31, 2010, we received $6.9 million in cash and $(2.5) million was a non-cash revenue reduction from the amortization of premiums on bonds based on the revised cost values. Of the remaining $156.5 million of the $160.2 million in revenues, $157.7 million was related to the real estate loans of consolidated variable interest entities and $(1.2) million was related to the derecognition of our interest as a result of our adoption of FASB ASC 810-10-65-2. This is compared to $18.9 million in cash and $1.1 million of non-cash revenue from the accretion of discounts on bonds purchased at prices below their par value for the three months ended March 31, 2009.

        Cash flow and, accordingly, interest income, for the subordinate bonds within both our CMBS and Non-Agency RMBS portfolios is expected to trend down in the future as losses are realized in the respective securitizations.

  Expenses

        The following table sets forth information regarding our total expenses:

	Three Months Ended March 31,		Variance
	2010	2009	Amount	%
	(In millions)
Expenses
Interest expense:
Interest rate swap expense	$0.3	$0.5	$(0.2)	(40.0)%
CDO notes.	1.1	1.7	(0.6)	(35.3)
Mortgages payable	3.1	3.1	—	—
Junior subordinated notes.	0.3	1.0	(0.7)	(70.0)
Secured revolving credit facility, related party	0.2	0.2	—	—
Securitized debt obligations of consolidated VIEs	176.4	—	176.4	100.0

Total interest expense	181.4	6.5	174.9	2,690.8
Management fees and incentive fees, related party.	—	—	—	—
Professional fees.	1.8	0.5	1.3	260.0
Depreciation and amortization	3.0	3.0	—	—
Insurance expense.	0.4	0.4	—	—
Compensation and directors' fees.	0.4	0.1	0.3	300.0
Public company expense.	0.1	0.1	—	—
Commercial real estate expenses.	0.4	0.4	—	—
Provision for loan loss	—	6.8	(6.8)	(100.0)
Servicing fees of consolidated VIEs	3.1	—	3.1	100.0
Other expenses.	0.1	0.1	—	—

Total expenses	$190.7	$17.9	$172.8	965.4%

        Interest expense relating to CDO notes for the three months ended March 31, 2010 decreased $0.6 million, or 35.3%, compared to interest expense relating to CDO notes for the three months ended March 31, 2009 as a result of CDO principal repayments during 2009 and 2010 and due to lower interest rates on our floating rate CDO notes in 2010 than in 2009. Interest expense on the securitized debt obligations of variable interest entities that we consolidated in 2010 as a result of the adoption of FASB ASC 810-10-65-2 were $176.4 million.

        Our Manager has waived its right to request reimbursement from us of third-party expenses that it incurred through March 31, 2010, which amount we otherwise would have been required to reimburse to our Manager. The management agreement with our Manager, which was negotiated before our

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business model was implemented, provides that we will reimburse our Manager for certain third party expenses that it incurs on our behalf, including rent and utilities. BIM incurs such costs and did not allocate any such expenses to our Manager from our inception in 2005 through March 31, 2010.

  Other Revenues (Expenses)

        Other revenues for the three months ended March 31, 2010 totaled approximately $57.5 million, compared with other expenses of $12.1 million for the three months ended March 31, 2009, a change of $69.6 million, or (575.2)%.

        Other revenues for the three months ended March 31, 2010 consisted primarily of:

  •
  a gain of $39.9 million relating to the extinguishment of our junior subordinated notes;

  •
  $23.7 million net gain on the mark-to-market of the assets and liabilities of our consolidated VIEs carried under the fair value option of FASB ASC 825-10-45-1 (previously SFAS 159);

  •
  $1.7 million of recognized gain relating to net changes in the values of assets and liabilities carried under the fair value option of FASB ASC 825-10-45-1; offset by

  •
  $7.0 million of realized and unrealized loss on derivatives; and

  •
  a $0.6 million loss on impairment of available-for-sale securities.

        Other expenses for three months ended March 31, 2009 consisted primarily of:

  •
  $9.9 million of recognized loss relating to net changes in the values of assets and liabilities carried under the fair value option of SFAS 159 (we elected the fair value option under SFAS 159 in 2008); and

  •
  a $5.8 million loss on impairment of available-for-sale securities, which was comprised of a $5.1 million impairment relating to CMBS, Non-Agency RMBS and preferred stock investments caused by adverse changes in cash flow assumptions, and a $0.7 million impairment caused by an other than temporary decline in market values due to spread widening; offset in part by

  •
  $3.9 million of realized and unrealized gain on derivatives, primarily as a result of realized and unrealized gains on CDS of $0.1 million, and unrealized gains on economic hedges undesignated of $3.7 million.

  Income Tax Expense

        We have made an election to be taxed as a REIT under Section 856(c) of the Internal Revenue Code of 1986, as amended, commencing with the tax year ended December 31, 2005. As a REIT, we generally are not subject to federal income tax to the extent that we distribute our taxable income. To maintain qualification as a REIT, we must distribute at least 90% of our REIT taxable income to our shareholders and meet certain other requirements. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income tax on our taxable income at regular corporate rates. We may also be subject to certain state and local taxes on our income and property. Under certain circumstances, federal income and excise taxes may be due on our undistributed taxable income.

        At March 31, 2010 and December 31, 2009, we were in compliance with all REIT requirements and, accordingly, have not provided for income tax expense on our REIT taxable income for the three months ended March 31, 2010. We also have a domestic taxable REIT subsidiary that is subject to tax at regular corporate rates. The deferred tax benefit is attributable to a net operating loss carryforward, primarily generated by the disposition of certain credit default swaps and accrued management fees associated with our investment in a private equity fund that was held in the TRS.

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        As of March 31, 2010, we had recorded a $16.0 million valuation allowance on deferred tax assets of $16.0 million attributable to income tax net operating loss carryforward relating to our TRS. The valuation allowance is based on management's estimate that our TRS is not expected to generate sufficient taxable income to recover the deferred tax assets. As of March 31, 2010, we had a net operating loss carryforward of $35.3 million. Almost all of the net operating loss carryforward expires in 2027.

Liquidity and Capital Resources

        We held cash and cash equivalents of approximately $5.9 million at March 31, 2010, which excludes restricted cash of approximately $17.8 million that is used to collateralize our credit default swap and certain other commercial real estate and financing obligations. As of March 31, 2010, we owed $28.9 million to an affiliate of our Manager under our secured revolving credit facility. The maturity date of the credit facility was extended to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the Merger Agreement, but in no event later than August 31, 2010. If the Merger is not consummated and this facility is not extended and we cannot obtain alternative financing, we do not expect to have sufficient cash on hand or to generate sufficient cash flow from operations to repay such indebtedness. Given our financial condition, the current lack of liquidity in the credit markets and the current economic climate, we expect to have difficulty obtaining alternative financing if our credit facility is not extended and, if we cannot obtain alternative financing or extend our credit facility, it increases the risk that we will be unable to continue as a going concern. On March 24, 2010, our independent registered public accounting firm, Ernst & Young LLP, issued an opinion on our consolidated financial statements as of and for the year ended December 31, 2009, which states that our inability to refinance or extend the maturity of indebtedness maturing in 2010 raises substantial doubt about our ability to continue as a going concern.

        We require cash to fund our operating expenses. Our cash resources include cash on hand, cash flow from operations, principal and interest payments received from investments, cash from the sale of investments, borrowings under our secured credit facility, and when available (and when we deem appropriate), borrowings under reverse repurchase agreements. As discussed above, we do not anticipate having investable cash for investment for the foreseeable future.

        We held cash and cash equivalents of approximately $5.9 million at March 31, 2010. This excludes the restricted cash balance of approximately $17.8 million, which consists of $10.5 million that is used to collateralize our credit default swap, $3.2 million that serves as collateral for a potential loss contingency for yield maintenance payments related to the sale of 11 of our whole loans to a third party and $3.0 million that collateralizes certain other commercial real estate and financing obligations.

        Our operating activities provided net cash of approximately $3.1 million for the three months ended March 31, 2010, which was primarily a result of net income of $32.9 million being comprised of the amortization of net premium on investment securities, real estate loans and debt obligations of our consolidated VIEs of $27.0 million, a realized and unrealized loss on derivatives of $3.7 million, depreciation and amortization of $3.0 million and impairment charges relating to available-for-sale securities of $0.6 million. This is offset by the net change in assets and liabilities carried under the fair value option of $1.7 million, the net mark-to-market changes on the assets and liabilities of our consolidated VIEs of $23.7 million, the gain on extinguishment of debt of $39.9 million and amortization of intangible liabilities of $1.4 million. Operating activities provided further net cash from net increases from interest receivable that includes our consolidated VIEs of $25.0 million, a net increase in accounts payable and accrued liabilities of $2.1 million, a net increase in prepaid expenses and other assets of $0.8 million, offset in part by net deposits of restricted cash of $2.4 million, a net

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increase in interest payable that includes our consolidated VIEs of $16.2 million and a net increase in other liabilities of our consolidated VIEs of $6.8 million.

        Our operating activities provided net cash of approximately $6.3 million for the three months ended March 31, 2009, which was primarily a result of a net loss of $10.0 million being comprised in part of net changes in assets and liabilities carried under the fair value option of FASB ASC 825-10-45-1 (previously SFAS 159) of $9.9 million, non-cash impairment charges relating to available-for-sale securities of $5.8 million, provision for loan loss of $6.8 million and non-cash depreciation and amortization of $3.0 million. Operating activities provided further net cash from a net increase in accounts payable and accrued liabilities, due to Manager and interest payable of $2.0 million and a net decrease in other receivables and prepaid expenses and other assets of $0.5 million. This was offset in part by other non-cash activities, including unrealized gain on derivatives of $8.1 million, accretion of net discount on available-for-sale securities and real estate loans of $1.1 million and amortization of intangible liabilities of $1.4 million.

        Our investing activities provided net cash of $210.9 million for the three months ended March 31, 2010, primarily from proceeds from rent enhancement of $0.8 million, principal repayments from available-for-sale securities totaling $0.3 million, principal repayments from real estate loans of our consolidated VIEs of $208.0 million, net deposits of restricted cash of $1.1 million and a non-cash net increase in interest receivable of $1.8 million related to reserves of our VIEs.

        Our investing activities provided net cash of $0.8 million for the three months ended March 31, 2009, primarily from proceeds from rent enhancement of $0.8 million, principal repayments from available-for-sale securities and real estate loans totaling $0.1 million and net receipts of restricted cash from credit default swaps of $2.4 million. This was partially offset by net cash paid to terminate swaps of $2.5 million.

        Our financing activities used net cash of $211.3 million for the three months ended March 31, 2010, primarily due to principal repayments of CDOs of $0.4 million, cash paid for extinguishment of debt of $2.9 million and repayment of debt of our consolidated VIEs of $208.0 million.

        Our financing activities used net cash of $11.9 million for the three months ended March 31, 2009, primarily due to dividends paid of $2.5 million, principal repayments of CDOs and senior mortgage-backed securities of $5.4 million and payments on borrowings under our secured revolving credit facility with a related party of $4.0 million.

        Our source of funds as of March 31, 2010 consisted of borrowings under our secured revolving credit facility (which had unused availability of $0.7 million as of March 31, 2010), which we used to refinance the acquisition financing of certain of our investments and to provide margin with respect to such borrowings and certain of our derivative transactions. Based on our current investment portfolio and the terms of our secured revolving credit facility, we currently do not expect to be able to borrow additional funds under our secured revolving credit facility, even if necessary to fund our current operations. Increases in short-term interest rates or widening of interest rate spreads could negatively affect the valuation of our mortgage-related assets, which could cause the lender under our secured revolving credit facility (an affiliate of our Manager) to require more collateral to secure its loans to us to the extent that we have any such collateral to pledge. Without additional equity capital, it is unlikely that we would be to able obtain debt financing for investment activity or for any other purpose, including funding our operating expenses.

        For our short-term (one year or less) and long-term (greater than one year) liquidity and compliance with collateralization requirements under our secured revolving credit facility (if the pledged collateral decreases in value or in the event of margin calls created by prepayments of the pledged collateral) and our derivatives transactions (if the value of our liability with respect to any such transaction decreases), we also rely on the cash flow from operations, primarily monthly principal and

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interest payments to be received on our investments, cash flow from the sale of our investments and rental income from our commercial real estate investments.

        As a result of the disposition of our Agency MBS portfolio and the repayment of all of our repurchase agreement financing in 2008, we currently are not exposed to the risk of margin calls on our short-term financings, but, as of March 31, 2010, we were exposed to the risk of margin calls totaling $0.6 million with respect to our derivatives transactions.

        Our ability to meet our long-term liquidity and cash resource requirements in excess of our borrowing capacity will be subject to obtaining additional debt financing and/or equity capital. Such financing will depend on market conditions for capital raises and for the investment of any proceeds. We do not believe that raising equity capital is a viable option for us in light of our financial condition. Without additional capital, we will be unable to resume investment activity and may be unable to confront liquidity problems as our debt obligations begin to mature and, if we cannot obtain alternative financing or extend the maturity of these debt obligations, it increases the risk that we are unable to continue as a going concern. Upon liquidation, holders of our debt securities and shares of preferred stock, if any, and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. In addition, as discussed above, if delinquency trends continue to rise, our revenue will continue to be adversely impacted as well.

        In the fourth quarter of 2009, our board of directors elected to suspend the quarterly dividend to holders of shares of our common stock to preserve liquidity. This suspension has continued into the second quarter of 2010. We are prohibited from paying any dividends under the Merger Agreement.

  Off-Balance Sheet Arrangements

        As of March 31, 2010, we did not maintain any relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance, or special-purpose or variable interest entities, established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. As of March 31, 2010, we had no outstanding commitment to fund real estate loans.

  Contractual Obligations and Commitments

        As of March 15, 2005, we had entered into a management agreement with our Manager. Our Manager is entitled to receive a base management fee, incentive compensation, reimbursement of certain expenses and, in certain circumstances, a termination fee, all as described in the management agreement. See "—Related Party Transactions." Such fees and expenses do not have fixed and determinable payments and therefore have not been included in the table below.

        During the three months ended March 31, 2010, we did not make any advances to fund real estate loans and as of March 31, 2010, we had no outstanding commitment to fund real estate loans. See Note 13 to our consolidated financial statements included elsewhere herein.

        In June and July 2008, we sold 13 whole loans to a third party. See Note 13 to our consolidated financial statements included elsewhere herein. In connection with the sale of 11 of those loans, we entered into a yield maintenance agreement that serves to protect the buyer against potential prepayments of those 11 whole loans. In accordance with the agreement, we deposited $4.1 million into a restricted trust account to serve as collateral for the potential loss contingency. The agreement provides for the quarterly release to either the buyer or us of a proportionate share of the collateral contingent on any prepayments of the 11 whole loans. Our maximum loss contingency under this agreement at the time of sale totaled $4.1 million. The initial accrued loss contingency was recorded as additional realized loss on the sale of real estate loans in our statement of operations during 2008. As of March 31, 2010, we accrued a loss contingency totaling $0.1 million (compared to our maximum

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exposure to loss of $3.1 million as of such date) based on assumptions developed by management relating to the timing and value of expected prepayments on the 11 loans.

        The table below sets forth information about our contractual obligations as of March 31, 2010. In addition to the amounts set forth in the table, we also are subject to interest rate swaps for which we cannot estimate future payments due.

	Payment due by Period
Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
	(In thousands)
Contractual Debt Obligations
Collateralized debt obligations(1)	$454,829	$—	$—	$—	$454,829
Securitized debt obligations of consolidated VIEs(2)	4,858,774	287,723	292,530	303,949	3,974,572
Mortgage payable	219,380	99	515	583	218,183
Secured revolving credit facility, related party(3)	28,920	28,920	—	—	—
Operating Lease Obligations
Houston ground lease	1,621	25	50	50	1,496

Total	$5,563,524	$316,767	$293,095	$304,582	$4,649,080

(1)
Amount is based on unpaid principal balance. As of March 31, 2010, the difference between fair value and unpaid principal balance is $423,489.

(2)
Amount is based on unpaid principal balance. As of March 31, 2010, the difference between fair value and unpaid principal balance is $440,197.

(3)
See "—Related Party Transactions" below.

        Our secured revolving credit facility contains covenants, including maintaining our REIT status. As of March 31, 2010, we were in compliance with all of the covenants under the credit facility.

Impact of Inflation

        Our operating results depend in part on the difference between the interest income earned on our interest-earning assets and the interest expense incurred in connection with our interest-bearing liabilities. Changes in the general level of interest rates prevailing in the economy in response to changes in the rate of inflation or otherwise can affect our income by affecting the spread between our interest-earning assets and interest-bearing liabilities, as well as, among other things, the value of our interest-earning assets and interest-bearing liabilities. Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations, and other factors beyond our control. We employ the use of correlated hedging strategies to limit the effects of changes in interest rates on our operations, including engaging in interest rate swaps to minimize our exposure to changes in interest rates. There can be no assurance that we will be able to adequately protect against the foregoing risks or that we will ultimately realize an economic benefit from any hedging contract into which we enter. Our financial statements are prepared in accordance with GAAP and our distributions are determined by our board of directors consistent with our obligation to distribute to our stockholders at least 90% of our REIT taxable income on an annual basis to maintain our REIT qualification; in each case, our activities and balance sheet are measured with reference to historical cost and or fair market value without considering inflation.

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Quantitative and Qualitative Disclosures about Market Risk

        The principal objective of our asset/liability management activities is to maximize net investment income, while minimizing levels of interest rate risk. Net investment income and interest expense are subject to the risk of interest rate fluctuations. To mitigate the impact of fluctuations in interest rates, we use interest rate swaps to effectively convert variable rate liabilities to fixed-rate liabilities for proper matching with fixed-rate assets. Each derivative used as an economic hedge is matched with an asset or liability with which it has a high correlation. The swap agreements are generally held-to-maturity and we do not use derivative financial instruments for trading purposes. We use interest rate swaps to effectively convert variable rate debt to fixed-rate debt for the financed portion of fixed-rate assets. The differential to be paid or received on these agreements is recognized as an adjustment to the interest expense related to debt and is recognized on the accrual basis.

        As of March 31, 2010, the primary component of our market risk was interest rate risk, as described below. Although we do not seek to avoid risk completely, we do believe the risk can be quantified from historical experience and we seek to actively manage that risk, to earn sufficient compensation to justify taking those risks and to maintain capital levels consistent with the risks we undertake.

        Interest Rate Risk—We are subject to interest rate risk in connection with most of our investments and our related debt obligations, which generally are linked to LIBOR. We mitigate this risk through utilization of derivative contracts, primarily interest rate swap agreements. With respect to our commercial real estate investments, we manage interest rate risk through the use of fixed-rate mortgage loans.

        Yield Spread Risk—Most of our investments are also subject to yield spread risk. The majority of these securities are fixed-rate securities, which are valued based on a market credit spread over the rate payable on fixed-rate U.S. Treasuries of like maturity. In other words, their value is dependent on the yield demanded on such securities by the market, as based on their credit relative to U.S. Treasuries. An excessive supply of these securities combined with reduced demand will generally cause the market to require a higher yield on these securities, resulting in the use of a higher or "wider" spread over the benchmark rate (usually the applicable U.S. Treasury security yield) to value these securities. Under these conditions, the value of our real estate securities portfolio would tend to decrease. Conversely, if the spread used to value these securities were to decrease or "tighten," the value of our real estate securities would tend to increase. Such changes in the market value of our real estate securities portfolio may affect our net equity or cash flow either directly through their impact on unrealized gains or losses on available-for-sale securities by diminishing our ability to realize gains on such securities, or indirectly through their impact on our ability to borrow and access capital.

        Effect on Net Investment Income—In the past, we have funded a portion of our investments with short-term borrowings under repurchase agreements. During periods of rising interest rates, the borrowing costs associated with those investments tend to increase while the income earned on such investments could remain substantially unchanged. This results in a narrowing of the net interest spread between the related assets and borrowings and may even result in losses.

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        On March 31, 2010, we were party to two interest rate swap contracts. The following table summarizes the expiration dates of these contracts and their notional amounts (in thousands):

Expiration Date	Notional Amount
2013	$39,375
2018	240,467

Total	$279,842

        Hedging techniques are partly based on assumed levels of prepayments of our fixed-rate and hybrid adjustable-rate RMBS. If prepayments are slower or faster than assumed, the life of the RMBS will be longer or shorter, which would reduce the effectiveness of any hedging strategies we may use and may cause losses on such transactions. Hedging strategies involving the use of derivative securities are highly complex and may produce volatile returns.

        Extension Risk—We have in the past invested, and may in the future invest, in Agency MBS and RMBS, some of which have interest rates that are fixed for the first few years of the loan (typically three, five, seven or 10 years) and thereafter reset periodically on the same basis as adjustable-rate Agency MBS and RMBS. We compute the projected weighted average life of our Agency MBS and RMBS based on assumptions regarding the rate at which the borrowers will prepay the underlying mortgages. In general, when a fixed-rate or hybrid adjustable-rate residential mortgage-backed security is acquired with borrowings, we may, but are not required to, enter into an interest rate swap agreement or other hedging instrument that effectively fixes our borrowing costs for a period close to the anticipated average life of the fixed-rate portion of the related Agency MBS and RMBS. This strategy is designed to protect us from rising interest rates because the borrowing costs are fixed for the duration of the fixed-rate portion of the related residential mortgage-backed security.

        However, if prepayment rates decrease in a rising interest rate environment, the life of the fixed-rate portion of the related Agency MBS and RMBS could extend beyond the term of the swap agreement or other hedging instrument. This could have a negative impact on our results from operations, as borrowing costs would no longer be fixed after the end of the hedging instrument while the income earned on the Agency MBS and RMBS would remain fixed. This situation may also cause the market value of the Agency MBS and RMBS that we own to decline, with little or no offsetting gain from the related hedging transactions. In extreme situations, we may be forced to sell assets to maintain adequate liquidity, which could cause us to incur losses.

        Hybrid Adjustable-Rate Agency MBS Interest Rate Cap Risk—We have in the past also invested in hybrid adjustable-rate Agency MBS, which are based on mortgages that typically are subject to periodic and lifetime interest rate caps and floors, which limit the amount by which the security's interest yield may change during any given period. However, our borrowing costs pursuant to repurchase agreements that we have historically used to finance our Agency MBS generally are not subject to similar restrictions. Therefore, in a period of increasing interest rates, interest rate costs on our borrowings could increase without limitation by caps, while the interest-rate yields on our hybrid adjustable-rate Agency MBS would effectively be limited by caps. This problem will be magnified to the extent we acquire hybrid adjustable-rate Agency MBS that are not based on mortgages that are fully indexed. In addition, the underlying mortgages may be subject to periodic payment caps that result in some portion of the interest being deferred and added to the principal outstanding. This could result in our receipt of less cash income on our hybrid adjustable-rate Agency MBS than we need in order to pay the interest cost on our related borrowings. These factors could lower our net investment income or cause a net loss during periods of rising interest rates, which would harm our financial condition, cash flows and results of operations.

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        Interest Rate Mismatch Risk—We may fund a portion of our investments with borrowings that, after the effect of hedging, have interest rates based on indices and repricing terms similar to, but of somewhat shorter maturities than, the interest rate indices and repricing terms of our investments. Thus, we anticipate that in most such cases the interest rate indices and repricing terms of our mortgage assets and our funding sources will not be identical, thereby creating an interest rate mismatch between assets and liabilities. Therefore, our cost of funds would likely rise or fall more quickly than would our earnings rate on assets. During periods of changing interest rates, such interest rate mismatches could negatively impact our financial condition, cash flows and results of operations. To mitigate interest rate mismatches, we may utilize the hedging strategies discussed above.

        Our analysis of risks is based on management's experience, estimates, models and assumptions. These analyses rely on models that utilize estimates of fair value and interest rate sensitivity. Actual economic conditions or implementation of investment decisions by our management may produce results that differ significantly from the estimates and assumptions used in our models and the projected results shown in this Quarterly Report on Form 10-Q.

        Prepayment Risk—Prepayments are the full or partial repayment of principal prior to the original term to maturity of a mortgage loan and typically occur due to refinancing of mortgage loans. Prepayment rates for existing RMBS generally increase when prevailing interest rates fall below the market rate existing when the underlying mortgages were originated. In addition, prepayment rates on adjustable-rate and hybrid adjustable-rate RMBS generally increase when the difference between long-term and short-term interest rates declines or becomes negative. Prepayments of RMBS could harm our results of operations in several ways. Some adjustable-rate mortgages underlying our adjustable-rate RMBS may bear initial "teaser" interest rates that are lower than their "fully-indexed" rates, which refers to the applicable index rates plus a margin. In the event that such an adjustable-rate mortgage is prepaid prior to or soon after the time of adjustment to a fully-indexed rate, the holder of the related RMBS would have held such security while it was less profitable and lost the opportunity to receive interest at the fully-indexed rate over the expected life of the adjustable-rate RMBS. Finally, in the event that we are unable to acquire new mortgage assets to replace the prepaid assets, our financial condition, cash flow and results of operations could be negatively affected.

        Credit Risk—Real estate loan investments are subject to credit risk. The extent of our credit risk exposure is dependent on risks associated with underlying value of the commercial real estate property serving as collateral for the real estate loan. Property values and net operating income derived from such properties are subject to volatility and may be affected adversely by a number of factors, including, but not limited to, national, regional and local economic conditions (which may be adversely affected by industry slowdowns and other factors); local real estate conditions (such as an oversupply of retail, industrial, office or other commercial space); changes or continued weakness in specific industry segments; construction quality, age and design; demographic factors; retroactive changes to building or similar codes; and increases in operating expenses (such as energy costs). In the event a borrower's net operating income decreases, the borrower may have difficulty repaying our loans, which could result in losses to us. In addition, decreases in property values reduce the value of the collateral and the potential proceeds available to a borrower to repay our loans, which could also cause us to suffer losses.

        All loans are subject to a certain probability of default. We have underwritten our CMBS and RMBS investments assuming the underlying loans will suffer a certain dollar amount of defaults and the defaults will lead to some level of realized losses. Loss adjusted yields are computed based on these assumptions and applied to each class of security supported by the cash flow on the underlying loans. The most significant variables affecting loss adjusted yields include, but are not limited to, the number of defaults, the severity of loss that occurs subsequent to a default and the timing of the actual loss. The different rating levels of CMBS will react differently to changes in these assumptions. The lowest

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rated securities generally are more sensitive to changes in timing of actual losses. The higher rated securities are more sensitive to the severity of losses.

        We generally assume that substantially all of the principal of a non-rated security will not be recoverable over time. The timing and the amount of the loss of principal are the key assumptions to determine the economic yield of these securities. Timing is of paramount importance because we will assume substantial losses of principal on the non-rated securities. Therefore, the longer the principal balance remains outstanding, the more interest the holder receives to support a greater economic return. Alternatively, if principal is lost faster than originally assumed, there is less opportunity to receive interest and a lower return or loss may result.

        If actual principal losses on the underlying loans exceed assumptions, the higher rated securities will be affected more significantly as a loss of principal may not have been assumed. We manage credit risk through the underwriting process, establishing loss assumptions and monitoring of loan performance. Before acquiring an interest in the controlling class security (represented by a majority ownership interest in the most subordinate tranche) in a proposed pool of loans, we perform a rigorous analysis of all of the proposed underlying loans. Information from this review is then used to establish loss assumptions. We assume that a certain portion of the loans will default and calculate an expected or loss adjusted yield based on that assumption. After the securities have been acquired, we monitor the performance of the loans, as well as external factors that may affect their value.

        Factors that indicate a higher loss severity or acceleration of the timing of an expected loss will cause a reduction in the expected yield and therefore reduce our earnings. Furthermore, we may be required to write down a portion of the accreted cost basis of the affected assets through a charge to income.

        We also have invested in commercial real estate loans, primarily mezzanine loans, bridge loans, A Notes, B Notes, loans to real estate companies, whole mortgage loans, first mortgage participations and net leased real estate. We have also invested in residential mortgages and related securities. These investments will be subject to credit risk. The extent of our credit risk exposure will be dependent on risks associated with commercial and residential real estate. Property values and net operating income derived from such properties are subject to volatility and may be affected adversely by a number of factors, including, but not limited to, national, regional and local economic conditions (which may be adversely affected by industry slowdowns and other factors); local real estate conditions (such as an oversupply of housing, retail, industrial, office or other commercial space); changes or continued weakness in specific industry segments; construction quality, age and design; demographic factors; retroactive changes to building or similar codes; and increases in operating expenses (such as energy costs). In the event a borrower's net operating income decreases, the borrower may have difficulty repaying our loans, which could result in losses to us. In addition, decreases in property values reduce the value of the collateral and the potential proceeds available to a borrower to repay our loans, which could also cause us to suffer losses. When we underwrite the origination of a commercial real estate loan, we do not underwrite to an expected loss; when we underwrite the purchase of a commercial real estate loan, we may underwrite to an expected loss based on the price of the loan.

        Effect on Fair Value—Another component of interest rate risk is the effect changes in interest rates will have on the market value of our assets. We face the risk that the market value of our assets will increase or decrease at different rates than that of our liabilities, including our hedging instruments. We primarily assess our interest rate risk by estimating the duration of our assets and the duration of our liabilities. Duration essentially measures the market price volatility of financial instruments as interest rates change. We generally calculate duration using various financial models and empirical data. Different models and methodologies can produce different duration numbers for the same securities.

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  Interest Rate Sensitivity Analysis

        The following interest rate sensitivity analysis is measured using an option-adjusted spread model combined with a proprietary prepayment model. We shock the curve up and down 100 basis points and analyze the change in interest rates, prepayments and cash flows through a Monte Carlo simulation. We then calculate an average price for each scenario, which is used in our risk management analysis.

        The following sensitivity analysis table shows the estimated impact on the fair value of our interest rate-sensitive investments, real estate loans of consolidated VIEs, CDO liabilities, securitized debt obligations of consolidated VIEs, mortgages payable, secured revolving credit facility indebtedness and swaps, at March 31, 2010, assuming rates instantaneously fall 100 basis points and rise 100 basis points:

	Interest Rates Fall 100 Basis Points	Unchanged	Interest Rates Rise 100 Basis Points
	(Dollars in thousands)
Mortgage assets and other investment securities(1)
Fair value	$35,236	$34,215	$33,807
Change in fair value	$1,021	—	$(408)
Change as a percent of fair value	2.98%	—	(1.19)%
Real estate loans of consolidated VIEs
Fair value	$4,634,214	$4,441,066	$4,258,876
Change in fair value	$193,148	—	$(182,190)
Change as a percent of fair value	4.35%	—	(4.10)%
CDO liabilities
Fair value	$(31,340)	$(31,340)	$(31,340)
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
Securitized debt obligations of consolidated VIEs
Fair value	$(4,614,999)	$(4,418,577)	$(4,247,140)
Change in fair value	$(196,422)	—	$171,437
Change as a percent of fair value	4.45%	—	3.88%
Mortgages payable
Fair value	$(213,653)	$(203,089)	$(192,525)
Change in fair value	$(10,564)	—	$10,564
Change as a percent of fair value	5.20%	—	(5.20)%
Secured revolving credit facility, related party
Fair value	$(28,601)	$(28,601)	$(28,601)
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
Undesignated interest rate swaps
Fair value	$(30,570)	$(29,214)	$(27,951)
Change in fair value	$(1,356)	—	$1,263
Change as a percent of notional value	(0.48)%	—	0.45%
Credit default swaps
Fair value	$(9,628)	$(9,394)	$(9,176)
Change in fair value	$(234)	—	$218
Change as a percent of notional value	(2.34)%	—	2.18%

(1)
The fair value of all of our available-for-sale investments is included.

(2)
The fair value of our other investments that are sensitive to interest rate changes is included.

n/m = not meaningful

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        The following sensitivity analysis table shows the estimated impact on the fair value of our interest rate-sensitive investments, CDO liabilities, mortgages payable, junior subordinated notes, secured revolving credit facility indebtedness and swaps, at March 31, 2009, assuming rates instantaneously fall 100 basis points and rise 100 basis points:

	Interest Rates Fall 100 Basis Points	Unchanged	Interest Rates Rise 100 Basis Points
	(Dollars in thousands)
Mortgage assets and other investment securities(1)
Fair value	$54,396	$53,562	$52,700
Change in fair value	$834	—	$(862)
Change as a percent of fair value	1.56%	—	(1.61)%
Real estate loans, including real estate loans held for sale
Fair value	$7,090	$6,855	$6,649
Change in fair value	$235	—	$(206)
Change as a percent of fair value	3.43%	—	(3.01)%
Other assets(2)
Fair value	$261	$261	$261
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
CDO liabilities
Fair value	$(35,521)	$(35,521)	$(35,521)
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
Mortgages payable
Fair value	$(131,335)	$(124,841)	$(118,347)
Change in fair value	$(6,494)	—	$6,494
Change as a percent of fair value	5.20%	—	(5.20)%
Junior subordinated notes
Fair value	$(8,916)	$(8,695)	$(8,475)
Change in fair value	$(221)	—	$220
Change as a percent of fair value	2.54%	—	(2.53)%
Secured revolving credit facility, related party
Fair value	$(26,650)	$(26,650)	$(26,650)
Change in fair value	n/m	—	n/m
Change as a percent of fair value	n/m	—	n/m
Undesignated interest rate swaps
Fair value	$(34,917)	$(31,292)	$(27,759)
Change in fair value	$(3,625)	—	$3,533
Change as a percent of notional value	(1.28)%	—	1.24%
Credit default swaps
Fair value	$(15,401)	$(15,374)	$(15,348)
Change in fair value	$(27)	—	$26
Change as a percent of notional value	(0.17)%	—	0.16%

(1)
The fair value of all of our available-for-sale investments is included.

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(2)
The fair value of our other investments that are sensitive to interest rate changes is included.

n/m = not meaningful

        It is important to note that the impact of changing interest rates on fair value can change significantly when interest rates change beyond 100 basis points from current levels. Therefore, the volatility in the fair value of our assets could increase significantly when interest rates change beyond 100 basis points. In addition, other factors affect the fair value of our interest rate-sensitive investments and hedging instruments, such as the shape of the yield curve, market expectations as to future interest rate changes and other market conditions. Accordingly, in the event of changes in actual interest rates, the change in the fair value of our assets would likely differ from that shown above, and such difference might be material and adverse to our stockholders.

        Currency Risk—From time to time, we may make investments that are denominated in a foreign currency through which we may be subject to foreign currency exchange risk. Changes in currency rates can adversely affect the fair values and earnings of our non-U.S. holdings. We attempt to mitigate this impact by utilizing currency swaps on our foreign currency-denominated investments or foreign currency forward commitments to hedge the net exposure. As of March 31, 2010 and December 31, 2009, we held no investments denominated in foreign currency and, accordingly, we were not exposed to foreign currency exchange risk.

Related Party Transactions

        Please refer to the discussion under "—Recent Developments—Proposed Acquisition of Crystal River" for a discussion of the Merger Agreement we have entered into with Brookfield and to the discussion under "—Recent Developments—Binding Letter of Intent for Asset Sale" for a discussion of the letter of intent that we signed with respect to the sale of certain of our CMBS and collateral manager appointment rights to affiliates of our Manager.

        We have entered into a management agreement, as amended (the "Agreement"), with our Manager. The current term of the Agreement expires in December 2010, and the Agreement will be automatically renewed for a one-year term each December 31 thereafter unless we or our Manager terminate the Agreement. The Agreement provides that our Manager will provide us with investment management services and certain administrative services and will perform our day-to-day operations. The monthly base management fee for such services is equal to 1.5% of one-twelfth of our equity, as defined in the Agreement, payable in arrears. We paid the base management fee for the year ended December 31, 2008 in shares of our common stock, rather than in cash. In May 2008, we issued 68,338 shares of our common stock to our Manager in respect of the base management fee for the quarter ended March 31, 2008 at a price per share of $10.15; in August 2008, we issued 99,998 shares of our common stock to our Manager in respect of the base management fee for the quarter ended June 30, 2008 at a price per share of $4.18; and in November 2008, we issued 29,969 shares of our common stock to our Manager in respect of the base management fee for the quarter ended September 30, 2008 at a price per share of $1.93.

        In addition, under the Agreement, our Manager earns a quarterly incentive fee equal to 25% of the amount by which the quarterly net income per share, as defined in the Agreement (which principally excludes the effect of stock compensation and the unrealized change in derivatives), exceeds an amount equal to the product of the weighted average of the price per share of the common stock we issued in our March 2005 private offering and in our August 2006 initial public offering and the price per share of common stock in any subsequent offerings by us, multiplied by the higher of (i) 2.4375% or (ii) 25% of the then applicable 10 year Treasury note rate plus 0.50%, multiplied by the then weighted average number of outstanding shares for the quarter. The incentive fee is paid quarterly. The Agreement provides that 10% of the incentive management fee is to be paid in shares of our common stock (providing that such payment does not result in our Manager owning directly or

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indirectly more than 9.8% of our issued and outstanding common stock) and the balance is to be paid in cash. Our Manager may, at its sole discretion, elect to receive a greater percentage of its incentive management fee in shares of our common stock. The incentive management fees included in our consolidated statements of operations that were incurred during the three months ended each of March 31, 2010 and March 31, 2009 were $0.

        The Agreement may be terminated upon the affirmative vote of at least two-thirds of the independent members of our board of directors after the expiration of the initial term and by providing at least 180 days prior notice based upon either: (i) unsatisfactory performance by our Manager that is materially detrimental to us, or (ii) a determination by the independent members of our board of directors that the management fees payable to our Manager are not fair (subject to our Manager's right to prevent a compensation termination by agreeing to a mutually acceptable reduction of the management fees). If we terminate the Agreement, then we must pay our Manager a termination fee equal to twice the sum of the average annual base and incentive fees earned by our Manager during the two twelve-month periods immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination.

        We issued to our Manager 84,000 shares of our restricted common stock and granted options to purchase 126,000 shares of our common stock for a 10 year period at a price of $25 per share in March 2005. We issued to certain of our directors a total of 2,000 shares of restricted stock in May 2007, 2,000 shares of restricted stock in June 2008 and 4,000 shares of restricted stock in June 2009, all of which vest on the first anniversary of the date of issuance. For the each of the three months ended March 31, 2010 and March 31, 2009, the base management fee expense was $0, and there was no expense related to the amortization of stock-based compensation related to restricted stock and options granted.

        The Agreement provides that we are required to reimburse our Manager for certain expenses incurred by our Manager on our behalf provided that such costs and reimbursements are no greater than that which would be paid to outside professionals or consultants on an arm's length basis. For the three months ended March 31, 2010 and March 31, 2009, we were not charged any reimbursable costs by our Manager.

        In January 2007, we purchased a $28.5 million investment in BREF One, LLC, which we refer to as the Fund, a real estate finance fund sponsored by Brookfield, the indirect parent of our Manager, and managed by a Brookfield subsidiary, and incurred a $10.4 million unfunded capital commitment to the Fund. The acquisition was made from two subsidiaries of Brookfield. During the first quarter of 2008, we sold our interest in the Fund to an affiliate of our Manager at its carrying value of $35.7 million and we were released from our unfunded capital commitment to the Fund.

        In February 2007, we entered into a sale and purchase agreement with BREOF BNK Fannin LP and BREOF BNK Phoenix LLC, two subsidiaries of a real estate opportunity fund sponsored by Brookfield and managed by a Brookfield subsidiary, to acquire two commercial properties as described in Note 9 to our financial statements for a total value of $234.7 million. We paid the purchase price for the properties with the proceeds from a $198.5 million mortgage loan from an external lender that bears interest at an annual fixed rate of 5.509% and matures on April 1, 2017 and with available cash. In addition to the sale and purchase agreement, we entered into rent enhancement agreements with BREOF BNK Fannin LP and BREOF BNK Phoenix LLC under which we will receive monthly rent enhancement payments through 2015 totaling $15.9 million.

        In August 2007, we entered into a $100.0 million unsecured 364-day credit facility with Brookfield US Corporation, an affiliate of our Manager. Under the terms of the credit facility, if our current manager, Crystal River Capital Advisors, LLC, or another wholly owned subsidiary of Brookfield Asset Management Inc. is not acting as our manager, then Brookfield US Corporation may accelerate all amounts due under our revolving credit facility. Indebtedness outstanding under the unsecured credit facility bore interest at LIBOR + 4.00%. In November 2007, we and Brookfield US Corporation

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amended the terms of the facility, effective as of September 30, 2007, to convert the facility to a secured revolving credit facility that provides for borrowings of up to $100.0 million in the aggregate and to reduce the interest rate to LIBOR + 2.50%. On March 7, 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of December 31, 2007, to extend the term of the facility from November 2008 to May 2009, to revise the financial covenant relating to minimum net worth and to eliminate the financial covenants relating to minimum net income (as defined in the facility), compliance with a maximum leverage ratio and compliance with an interest rate sensitivity requirement. On August 7, 2008, we and Brookfield US Corporation amended the terms of the facility, effective as of June 30, 2008, to revise the financial covenant relating to minimum net worth. On February 26, 2009, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility from May 2009 to May 2010, to lower the borrowing capacity under the facility from $100.0 million to $50.0 million and, effective as of December 31, 2008, to delete the financial covenant relating to minimum net worth. On February 23, 2010, we and Brookfield US Corporation amended the terms of the facility to extend the term of the facility to August 31, 2010, unless sooner terminated as provided in the credit agreement; provided, however, that, notwithstanding the foregoing, the term of the credit facility will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the Merger Agreement, but in no event later than August 31, 2010. The secured facility bears interest at LIBOR + 2.50%. The credit facility and the amendments were approved by the independent members of our board of directors. As of March 31, 2010, we owed $28.9 million under this facility, we had pledged MBS, real estate loans and a portion of the equity in our commercial real estate investments with an aggregate carrying value of $29.1 million to secure the $28.9 million of borrowings outstanding at such date and we had $0.7 million of unused availability under this facility. The credit agreement contains customary representations, warranties and covenants, including covenants requiring us to maintain our REIT status and limiting dividends, liens, mergers, asset sales and other fundamental changes. As of March 31, 2010, we were in compliance with all of the covenants under the credit agreement.

        In September 2007, we entered into a sale and purchase agreement with BREOF BNK2 Arlington LP, a subsidiary of a real estate opportunity fund sponsored by Brookfield and managed by a Brookfield subsidiary, to acquire one commercial property for a total value of $26.5 million. We paid the purchase price for the property with the proceeds from a $20.9 million mortgage loan from an external lender that bears interest at an annual fixed rate of 6.29% and matures on October 1, 2017 and with available cash. In addition to the sale and purchase agreement, we entered into rent enhancement agreements with BREOF BNK2 Arlington LP under which we will receive monthly rent enhancement payments through 2019 totaling $6.9 million.

        We and our Manager have entered into sub-advisory agreements with other affiliated entities and the fees payable under such agreements will be paid from any management fees earned by our Manager. In addition, although certain of these affiliated sub-advisory entities may introduce investments to us for purchase from time to time, our affiliated sub-advisory entities did not introduce any investments to us that we acquired during the three months ended March 31, 2010 and March 31, 2009.

Risk Management

        To the extent consistent with maintaining our REIT status, we seek to manage our interest rate risk exposure to protect our portfolio of RMBS and other mortgage securities and related debt against the effects of major interest rate changes. We generally seek to manage our interest rate risk by:

  •
  monitoring and adjusting, if necessary, the reset indices and interest rates related to our MBS and our borrowings;

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  •
  attempting to structure our borrowing agreements to have a range of different maturities, terms, amortizations and interest rate adjustment periods;

  •
  using derivatives, financial futures, swaps, options, caps, floors and forward sales, to adjust the interest rate sensitivity of our MBS and our borrowings; and

  •
  actively managing, on an aggregate basis, the interest rate indices, interest rate adjustment periods, and gross reset margins of our MBS and the interest rate indices and adjustment periods of our borrowings.

Note on Forward-Looking Statements

        Except for historical information contained herein, this quarterly report on Form 10-Q contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which involve certain risks and uncertainties. Forward-looking statements are included with respect to, among other things, our current business plan, business and investment strategy and portfolio management. These forward-looking statements are identified by their use of such terms and phrases as "intends," "intend," "intended," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "anticipates," "anticipated," "should," "designed to," "foreseeable future," "believe" and "believes" and similar expressions. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We assume no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

        Important factors that we believe might cause actual results to differ from any results expressed or implied by these forward-looking statements are discussed in the risk factors contained in Exhibit 99.1 to this Form 10-Q, which are incorporated herein by reference. In assessing forward-looking statements contained herein, readers are urged to read carefully all cautionary statements contained in this Form 10-Q.

Item 3.    Quantitative and Qualitative Disclosures About Market Risk

        See the discussion of quantitative and qualitative disclosures about market risk in the "Quantitative and Qualitative Disclosures About Market Risk" section of Management's Discussion and Analysis of Financial Condition and Results of Operations above.

Item 4.    Controls and Procedures

Evaluation of Disclosure Controls and Procedures

        We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure based closely on the definition of "disclosure controls and procedures" in Exchange Act Rules 13a-15(e) and 15d-15(e). Notwithstanding the foregoing, no matter how well a control system is designed and operated, it can provide only reasonable, not absolute, assurance that it will detect or uncover failures within our Company to disclose material information otherwise required to be set forth in our periodic reports. Also, we may have investments in certain unconsolidated entities. Because we do not control these entities, our disclosure controls and procedures with respect to such entities are necessarily substantially more limited than those we maintain with respect to our consolidated subsidiaries.

121

        As of the end of the period covered by this quarterly report, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures. Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of March 31, 2010.

Changes in Internal Controls

        There have been no changes in our "internal control over financial reporting" (as defined in paragraph (f) of Rule 13a-15 promulgated under the Exchange Act) that occurred during the period covered by this quarterly report that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

122

PART II.
OTHER INFORMATION

Item 1.    Legal Proceedings

        Crystal River is aware of three lawsuits that have been filed by alleged Crystal River shareholders challenging our proposed merger with Brookfield and naming as defendants Crystal River, our Board of Directors, and in some instances, Brookfield and B Merger Sub, Inc. Additional lawsuits pertaining to the Merger could be filed in the future. On or around March 2, 2010, plaintiff Fazal Mahmood filed a complaint in the Circuit Court for Baltimore City, Maryland against Crystal River and our Board of Directors asserting claims on behalf of a putative class of Company shareholders. On March 2, 2010, plaintiffs Milton P. Silva and Shaher Tadros filed a complaint in the Supreme Court of the State of New York, County of New York, against Crystal River, our Board of Directors, Brookfield, and B Merger Sub, Inc. asserting claims on behalf of a putative class of Crystal River shareholders as well as derivative claims ostensibly on behalf of Crystal River. On March 5, 2010, plaintiff Gary P. Klahr filed a complaint in the Circuit Court for Baltimore City, Maryland against Crystal River, our Board of Directors, Brookfield, and B Merger Sub, Inc. asserting claims on behalf of a putative class of Crystal River shareholders. In each of these lawsuits, the plaintiffs generally allege, among other things, that the members of our Board of Directors breached their fiduciary duties towards the plaintiffs and the other public stockholders of Crystal River in connection with the proposed sale of Crystal River to Brookfield and Merger Sub. Plaintiffs in these lawsuits seek, among other relief, certification of the lawsuits as class actions, an injunction preventing the Merger from closing, an award of unspecified damages to the plaintiffs and the class, and an award of attorneys' fees and expenses, along with such other relief as the courts deem just and proper. On April 29, 2010, the Maryland actions were consolidated into one action. We intend to vigorously defend these lawsuits.

Item 1A.    Risk Factors

        Other than as set forth below in this Item 1A, there have been no material changes to the risk factors previously disclosed in the Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 26, 2010 with the SEC. A copy of those risk factors, updated for March 31, 2010, is attached as Exhibit 99.1 to this Quarterly Report on Form 10-Q.

Changes in accounting pronouncements have materially changed the presentation and content of our financial statements.

        Effective January 1, 2010, we adopted FASB ASC 810-10-65-2 on a prospective basis, which required us to consolidate certain securitization trust entities in which we have subordinate investments. This consolidation resulted in a significant increase to our GAAP-basis assets, liabilities, revenue and expenses. In addition, we are required to record losses under GAAP on consolidated assets which may be in excess of our economic interest in the respective consolidated entities. The adoption of this new guidance is likely to result in increased operating costs. The disclosure requirements under FASB ASC 810-10-65-2 are included in Note 6 to our consolidated financial statements.

Item 2.    Unregistered Sales of Equity Securities and Use of Proceeds

        None

Item 3.    Defaults Upon Senior Securities

        None

II-1

Item 4.    (Removed and Reserved)

Item 5.    Other Information

        None

Item 6.    Exhibits

3.1		Charter of Crystal River Capital, Inc. (filed as Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2006 (File No. 001-32958) filed on March 30, 2007 and incorporated herein by reference)

3.2		Amended and Restated Bylaws of Crystal River Capital, Inc. (filed as Exhibit 3.1 to the Company's Current Report on Form 8-K (File No. 001-32958) filed on May 14, 2007 and incorporated herein by reference)

10.1	*	Binding Letter of Intent, dated March 8, 2010, between Ranieri Partners Management LLC and Crystal River Capital, Inc.

11.1		Statements regarding Computation of Earnings per Share (Data required by Statement of Financial Accounting Standard No. 128, Earnings per Share, is provided in Note 18 to the consolidated financial statements contained in this report)

31.1	*	Certification of Rodman L. Drake, President and Chief Executive Officer, pursuant to Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	*	Certification of Craig J. Laurie, Chief Financial Officer and Treasurer, pursuant to Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1	*	Certification of Rodman L. Drake, President and Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2	*	Certification of Craig J. Laurie, Chief Financial Officer and Treasurer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.1	*	Risk Factors

*
Filed herewith.

II-2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYSTAL RIVER CAPITAL, INC.
/s/ RODMAN L. DRAKE
May 17, 2010	Rodman L. Drake
Date	Chairman of the Board, President and Chief Executive Officer
/s/ CRAIG J. LAURIE
May 17, 2010	Craig J. Laurie
Date	Chief Financial Officer and Treasurer

S-1

 EXHIBIT 10.1

EXECUTION COPY

Ranieri Partners Management LLC

650 Madison Ave
NY, NY 10022

March 8, 2010

PRIVATE AND CONFIDENTIAL

VIA E-MAIL

Rodman Drake
Chief Executive Office
Crystal River Capital, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

Dear Mr. Drake:

        Reference is made to the letter we received from Broadpoint.Gleacher ("Broadpoint"), as your representative, with respect to the potential acquisition of certain rights and assets described herein (such acquisitions, collectively, the "Transactions"), including certain assets owned by Crystal River Capital, Inc., a Maryland corporation (together with its subsidiaries and successors, "Crystal River"), on February 4, 2010. After further discussions, Ranieri Partners Management LLC (together with its successors, the "Buyer") is hereby submitting an offer to purchase or to cause one of its affiliates to purchase the Assets (as defined herein) as set forth below in this letter agreement.

  1.
  Defined Terms.    Capitalized terms used, but not defined, herein shall have the meanings ascribed to such terms in, as applicable, (i) the Indenture, dated as of November 30, 2005 (as amended or supplemented from time to time, the "CDO1 Indenture"), among Crystal River CDO 2005-1, Ltd. ("CDO1"), Crystal River CDO 2005-1 LLC, and Wells Fargo Bank, National Association ("Wells Fargo"), as trustee for CDO1 (the "CDO1 Trustee"), or if not defined therein, in the Collateral Management Agreement dated as of November 30, 2005 (as amended or supplemented from time to time, the "CDO1 Collateral Management Agreement"), between CDO1 and Crystal River Capital Advisors, LLC (f/k/a Hyperion Crystal River Capital Advisors, LLC) ("CRC Advisor"), as collateral manager for CDO1 (in such capacity, the "CDO1 Collateral Manager"), or (ii) the Indenture, dated as of January 17, 2007 (as amended or supplemented from time to time, the "CDO2 Indenture"), among Crystal River Resecuritization 2006-1 Ltd. ("CDO2"), Crystal River Resecuritization 2006-1 LLC, and Wells Fargo, as trustee for CDO2 (the "CDO2 Trustee"), or if not defined therein, in the Collateral Management Agreement dated as of January 17, 2007 (as amended or supplemented from time to time, the "CDO2 Collateral Management Agreement"), between CDO2 and CRC Advisor, as collateral manager for CDO2 (in such capacity, the "CDO2 Collateral Manager").

  2.
  Purchase of Assets.    The Buyer agrees, upon the terms and subject to the conditions set forth herein, to purchase (or to cause one of its affiliates to purchase) the following assets (collectively, the "Assets"):

  a.
  The following mortgage pass-through certificates (the "Primary CMBS A"):

  (i)
  BSCMS 2005-PWR9 Class S ($10,977,609 outstanding par balance as of January 31, 2010);

      (ii)
      GMACC 2005-C1 Class N ($1,342,145 outstanding par balance as of January 31, 2010);

      (iii)
      WBCMT 2005-C18 Class P ($9,855,516 outstanding par balance as of January 31, 2010).

    b.
    The following mortgage pass-through certificates (the "Primary CMBS B", and together with the Primary CMBS A, the "Transaction 1 Assets"):

    (i)
    BSCMS 2006-PWR13 Class P ($9,079,825 outstanding par balance as of January 31, 2010);

    (ii)
    CSMC 2006-C1 Class S ($27,114,222 outstanding par balance as of January 31, 2010);

    c.
    The rights to (i) direct Crystal River to use commercially reasonable efforts to advocate for the appointment of the Buyer or another Person designated by the Buyer (the Buyer or such other Person, the "Specified Manager") as the Replacement Manager for CDO1, following the resignation of the CDO1 Collateral Manager as collateral manager under the CDO1 Collateral Management Agreement, and (ii) exercise, from and after the final consummation of (and payment of the purchase price for) the purchase of the Transaction 1 Assets, any and all rights of Crystal River, in its capacity as a Preferred Shareholder of CDO1, to direct the appointment of a Replacement Manager for CDO1 (subject to any fiduciary or other legal obligations of Crystal River) (the rights described in subclauses (i) and (ii) of this clause (c), the "CDO1 Rights").

    d.
    The rights to (i) direct Crystal River, in its capacity as sole Preferred Shareholder of CDO2, to direct CDO2 to appoint the Specified Manager as the Replacement Manager for CDO2, following the resignation of the CDO2 Collateral Manager as collateral manager under the CDO2 Collateral Management Agreement and (ii) exercise, from and after the final consummation of (and payment of the purchase price for) the purchase of the Transaction 1 Assets, any and all rights of Crystal River, in its capacity as a Preferred Shareholder of CDO2, to direct the appointment of a Replacement Manager for CDO2 (subject to any fiduciary or other legal obligations of Crystal River) (the rights described in subclauses (i) and (ii) of this clause (d), the "CDO2 Rights").

    The purchase of the Transaction 1 Assets is hereinafter referred to as "Transaction 1"; the purchase of the CDO2 Rights is hereinafter referred to as "Transaction 2"; and the purchase of the CDO1 Rights is hereinafter referred to as "Transaction 3".

  3.
  Purchase Price.    The Buyer agrees to pay to Crystal River, as consideration for each Transaction, the dollar amount specified below in clauses a., b. and c., as applicable, with respect to such Transaction; and Crystal River agrees to grant to Buyer (exercised by Buyer or any of its affiliates), upon (and subject to) the Closing of Transaction 1, a right of first refusal (as set forth in Annex A attached hereto), but not the obligation, to purchase all or any portion of BACM 2007-2 Classes L through S and COMM 2007-C9 Classes L through S that Crystal River desires to sell in the future. The cash consideration for Transaction 1 (specified in clause a. below) shall be paid by Buyer not later than March 15, 2010; and the cash consideration for each of Transaction 2 and Transaction 3 (specified in, respectively, clauses b. and c. below) shall be paid by Buyer upon the closing of such Transaction.

  a.
  Transaction 1

  (i)
  Primary CMBS A and Primary CMBS B: Purchase Price = $2.5 million, plus accrued and unpaid interest through the closing date for Transaction 1

  b.
  Transaction 2

  (i)
  CDO2 Rights: Purchase Price = $2.0 million

    c.
    Transaction 3

    (i)
    CDO1 Rights = $3.5 million

  4.
  Definitive Agreements.

  a.
  The Buyer and Crystal River shall work in good faith, and shall use commercially reasonable efforts, to negotiate and document a mutually acceptable definitive agreement with respect to the CDO1 Rights, consistent with the terms hereof and of the CDO1 Collateral Management Agreement and CDO1 Indenture, and shall execute such definitive agreement when finalized. The definitive agreement shall include provisions for the resignation of the CDO1 Collateral Manager and Crystal River's use of commercially reasonable efforts to obtain, from a Majority of the Controlling Class, the required approval (and execution of written direction to CDO1) for the appointment of the Specified Manager as the Replacement Manager under the CDO1 Collateral Management Agreement. The definitive agreement shall also contain a covenant by Crystal River not to exercise any rights it may have, in its capacity as holder of the Preferred Shares in CDO1, to direct the appointment of a Replacement Manager for CDO1 (subject to any fiduciary or other legal obligations of Crystal River), without the prior consent of the Buyer.

  b.
  The Buyer and Crystal River shall work in good faith, and shall use commercially reasonable efforts, to negotiate and document a mutually acceptable definitive agreement with respect to the CDO2 Rights, consistent with the terms hereof and of the CDO2 Collateral Management Agreement and CDO2 Indenture, and shall execute such definitive agreement when finalized. The definitive agreement shall include provisions for the resignation of the CDO2 Collateral Manager and the appointment of the Specified Manager as the Replacement Manager, and shall also contain a covenant by Crystal River not to exercise any rights it may have, in its capacity as holder of the Preferred Shares in CDO2, to direct the appointment of a Replacement Manager for CDO2 (subject to any fiduciary or other legal obligations of Crystal River), without the prior consent of the Buyer.

  5.
  Conditions Precedent.

  a.
  In addition to customary closing conditions, the closing of Transaction 1 will be subject to the following conditions: The Buyer shall have received such documents, reports, records, statements and other documents and information (collectively, "Information") related to the Transaction 1 Assets as it may reasonably request, such request (specifying the requested Information in reasonable detail) to be furnished to Crystal River in writing not later than two business days after the date of this letter agreement.

  b.
  In addition to the customary closing conditions, the closing of Transaction 2 will be subject to the following conditions:

  (i)
  The execution of definitive agreements with respect to the CDO2 Rights in form and substance mutually acceptable to each of the Buyer and Crystal River, in its reasonable discretion;

  (ii)
  The Buyer shall have received documentation reasonably satisfactory to it (including duly authorized amendments to financing statements) as and to the extent necessary for the release by Brookfield US Corporation, solely in its capacity as secured lender (the "Lender"), of its liens on the Primary CMBS B;

  (iii)
  The Buyer and the CDO2 Trustee shall have received written confirmation (with respect to each of Moody's, S&P and Fitch) that the Specified Manager's appointment as Replacement Manager under the CDO2 Collateral Management Agreement satisfies the Rating Condition;

      (iv)
      Crystal River (and, if requested by the CDO2 Trustee, the CDO2 Trustee) shall have received such evidence as is reasonably satisfactory to it that the Specified Manager's appointment as Replacement Manager under the CDO2 Collateral Management Agreement otherwise satisfies the Replacement Conditions set forth in the CDO2 Collateral Management Agreement; and

      (v)
      Crystal River, CDO2 and the CDO2 Trustee shall have received an instrument signed by the Specified Manager accepting its appointment as successor Collateral Manager under the CDO2 Collateral Management Agreement and assuming all of the Collateral Manager's responsibilities, duties and obligations under the CDO2 Collateral Management Agreement and the applicable provisions of the CDO2 Indenture, in form and substance satisfactory to Crystal River and the CDO2 Trustee.

    c.
    The closing of Transaction 3 will be subject to the following material conditions:

    (i)
    The execution of definitive agreements with respect to the CDO1 Rights in form and substance mutually acceptable to each of the Buyer and Crystal River, in its reasonable discretion;

    (ii)
    The Buyer shall have received documentation reasonably satisfactory to it (including duly authorized amendments to financing statements) as and to the extent necessary for the release by the Lender of its liens on the Primary CMBS A;

    (iii)
    The Buyer and the CDO1 Trustee shall have received Rating Agency Confirmation (from each of Moody's and S&P) with respect to the Specified Manager's appointment as Replacement Manager under the CDO1 Collateral Management Agreement, and Fitch shall have been notified of the request to obtain such Rating Agency Confirmation within 30 days of such request;

    (iv)
    Crystal River (and, if requested by the CDO1 Trustee, the CDO1 Trustee) shall have received such evidence as is reasonably satisfactory to it that the Specified Manager's appointment as Replacement Manager under the CDO1 Collateral Management Agreement otherwise satisfies the Replacement Conditions set forth in the CDO1 Collateral Management Agreement;

    (v)
    Crystal River, CDO1 and the CDO1 Trustee shall have received an instrument signed by the Specified Manager accepting its appointment as successor Collateral Manager under the CDO1 Collateral Management Agreement and assuming all of the Collateral Manager's responsibilities, duties and obligations under the CDO1 Collateral Management Agreement and the applicable provisions of the CDO1 Indenture, in form and substance satisfactory to Crystal River and the CDO1 Trustee; and

    (vi)
    The CDO1 Trustee shall have received a written instrument, executed by a Majority of the Controlling Class, directing CDO1 to appoint the Specified Manager as the Replacement Manager under the CDO1 Collateral Management Agreement.

  6.
  Escrow.    Within one business day following the execution and delivery of this letter agreement, the Buyer shall deposit the amount of $1.6 million (the "Escrow Amount"), representing 20% of the aggregate consideration specified above payable in respect of the Transactions, to the escrow agent designated in writing by Crystal River, which sum shall be refundable (to the extent not applied, as described below, toward the consideration payable in respect of one or more of the Transactions) upon the termination of this letter agreement. A ratable portion of the Escrow Amount (allocated based upon the respective dollar amounts of the cash consideration for each of the three Transactions) shall be applied toward the payment of the cash consideration upon the closing of the related Transaction.

  7.
  Consummation of Trades.    Subject to the terms and conditions set forth herein, Crystal River and the Buyer shall use commercially reasonable efforts to (i) cause the Specified Manager to become the Replacement Manager for CDO2 not later than 90 days following the execution of the definitive agreement relating to the CDO2 Rights and (ii) cause the Specified Manager to become the Replacement Manager for CDO1 not later than 90 days following the receipt of the written instrument executed by a Majority of the Controlling Class described in clause (vi) of paragraph 5(c) above.

  8.
  Representations.    The Buyer hereby represents and warrants that:

  a.
  the Specified Manager is an established institution which is legally qualified and has the capacity to act as Collateral Manager under the each of the CDO1 Collateral Management Agreement and the CDO2 Collateral Management Agreements, as successor (in each such case) to the Collateral Manager thereunder in the assumption of all of the responsibilities, duties and obligations of the Collateral Manager thereunder and under the applicable terms of the CDO 1 Indenture or CDO2 Indenture, as the case may be;

  b.
  the Buyer has the limited liability company power and authority, and has obtained all required limited liability company approvals, necessary to enter into, consummate and perform its obligations under the agreements and Transactions described herein;

  c.
  the Buyer's offer to purchase the Assets, as described herein, is not subject to any further conditions or contingencies, other than the conditions set forth above.

  9.
  Costs and Expenses.    Each party hereto shall bear its own closing costs and expenses incurred in connection with the Transactions.

  10.
  Termination of Agreement.    This letter agreement shall terminate, automatically and without further action by the parties hereto (unless extended by written instrument signed by each of the parties hereto), on the earlier of (a) the date on which each of the three Transactions has been consummated and the total cash and non-cash consideration paid and granted therefor, and (b) September 15, 2010; provided that the provisions captions "Escrow," "Representations," "Costs and Expenses" and "Governing Law; Jurisdiction" shall survive the termination of this letter agreement.

  11.
  Governing Law; Jurisdiction.

  a.
  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

  b.
  ANY LEGAL ACTION OR PROCEEDING BY OR AGAINST ANY PARTY HERETO OR WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT MAY BE BROUGHT IN OR REMOVED TO THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK (IN EACH CASE SITTING IN THE BOROUGH OF MANHATTAN), BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS (AND COURT OF APPEALS THEREFROM) FOR LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

  12.
  Counterparts.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of this letter agreement by facsimile or other electronic transmission shall be effective as delivery of an executed original copy thereof.

Upon execution below by the Buyer, this letter agreement shall be legally binding on each of the parties hereto and obligate them to use commercially reasonable efforts to prepare, negotiate and agree upon definitive, mutually acceptable transaction documentation reflecting the terms set forth herein and to satisfy all conditions to closing the Transactions.

[Remainder of this page intentionally left blank.]

        We are prepared to move expeditiously on this proposal. Kindly indicate your agreement with the terms of this letter agreement and with moving forward as expeditiously as reasonably practicable to closing the Transactions, by signing where indicated below.

Sincerely,
RANIERI PARTNERS MANAGEMENT LLC
	By:	/s/ GREGORY S. OBERHOLTZER
		Name:	Gregory S. Oberholtzer
		Title:	Authorized Signature
ACKNOWLEDGED AND AGREED:
CRYSTAL RIVER CAPITAL, INC.
/s/ RODMAN L. DRAKE Rodman L. Drake Chief Executive Officer

 ANNEX A

Right of First Refusal

        1.     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the letter agreement to which this Annex A is attached (the "Letter Agreement"). The rights of the Buyer specified in, and subject to the terms of, clauses (b) through (g) below are referred to herein, collectively, as the "Right of First Refusal". Those commercial mortgage-backed securities that are denominated as "BACM 2007-2 Class S" and "COMM 2007-C9 Class S" (and, in each case, are owned by Crystal River on the date of the Letter Agreement) are referred to herein as the "CMBS". The Right of First Refusal is subject to, and the Buyer shall have no rights in respect of the Right of First Refusal (or any component thereof) until, the closing of Transaction 1 in accordance with the Letter Agreement (including the payment in full by the Buyer of the cash consideration in respect thereof, as specified in paragraph 3 of the Letter Agreement).

        2.     In the event that Crystal River, in its sole discretion, desires to sell, transfer, assign or otherwise dispose of all or any portion of the CMBS (such portion, the "Subject Securities"), Crystal River shall notify the Buyer of its intent to sell, transfer, assign or otherwise dispose of the Subject Securities (such notice, the "Notice of Sale"; and the date such notification is made to the Buyer, the "Initial Notification Date") not later than two business days prior to any written solicitation of bids from prospective purchasers of the Subject Securities.

        3.     Upon its receipt of a Notice of Sale, the Buyer shall be entitled to deliver to Crystal River, not later than two business days after the related Initial Notification Date, a firm bid in writing for the purchase of all (but not less than all) of the Subject Securities (the "Buyer's Initial Bid"), setting forth the terms and purchase price for the Subject Securities.

        4.     If Buyer delivers timely a Buyer's Initial Bid to Crystal River, as specified in clause (3) above, Crystal River shall be entitled to accept or reject such bid for a period commencing on (and including) the Initial Notification Date and ending on (and including) the earlier of (i) the date Crystal River accepts or rejects such bid in writing and (ii) the date 15 business days after the Initial Notification Date (or such longer or shorter period as the Buyer and Crystal River may agree in writing) (such period, the "Initial Bid Period"). Immediately following the end of the Initial Bid Period, the related Buyer's Initial Bid (if any) and Crystal River's right to accept such bid (if not theretofore accepted by Crystal River) shall automatically lapse.

        5.     If (A) at any time during the Initial Bid Period (if Buyer's Initial Bid has been timely received by Crystal River), or (B) not later than 45 days after the Initial Notification Date (if a Buyer's Initial Bid has not been timely received by Crystal River), Crystal River receives a bid for all (but not less than all) of the Subject Securities from a prospective purchaser other than the Buyer or its designee (each, a "Third Party Purchaser") and either (x) such bid is for a higher price and/or on terms determined by Crystal River to be more favorable to Crystal River than those of the related and timely received Buyer's Initial Bid (if any) or (y) Crystal River has not timely received a Buyer's Initial Bid in connection with such sale of Subject Securities (the best of such Third Party Purchaser bids, as determined by Crystal River in its sole judgment, that satisfied either clause (x) or clause (y) above, the "Third Party Bid"), then (i) Crystal River shall promptly deliver written notice to the Buyer specifying the terms of such Third Party Bid; (ii) Buyer shall be entitled to deliver to Crystal River, not later than two business days following delivery by Crystal River of such notice, a firm bid in writing for the purchase of all (but not less than all) of the Subject Securities, matching in all respects the purchase price and terms of the related Third Party Bid (the "Buyer's Matching Bid") (and Crystal River may not sell the Subject Securities to any Third Party Purchaser prior to the expiration of that two-business day period); and (iii) if Buyer timely submits a Buyer's Matching Bid in accordance with the immediately preceding subclause (ii), Crystal River shall have a period of three business days, commencing upon its receipt of the Buyer's Matching Bid, to accept or reject such bid (such period, the "Matching Bid Period").

        6.     (i) If Crystal River receives timely a Buyer's Initial Bid as provided above but Crystal River either (x) receives no Third Party Bid during the Initial Bid Period, or (y) receives a Third Party Bid during the Initial Bid Period and receives timely a Buyer's Matching Bid, then Crystal River shall not sell the Subject Securities to any other party during the Initial Bid Period or Matching Bid Period, as applicable; (ii) if Crystal River does not timely receive a Buyer's Initial Bid as provided above and Crystal River receives a Third Party Bid not later than 45 days after the Initial Notification Date and receives timely a Buyer's Matching Bid as provided above, then Crystal River shall not sell the Subject Securities to any other party during the Matching Bid Period; and (iii) following the expiration of the applicable period specified in subclause (i) or (ii) above, as the case may be, if Crystal River desires to sell, transfer, assign or otherwise dispose of all or any portion of the CMBS, Buyer shall have a separate Right of First Refusal, as specified in clauses (b) through (g) of this Annex A, in respect of such sale.

        7.     If Crystal River accepts a Buyer's Initial Bid or a Buyer's Matching Bid as provided above, the Buyer shall purchase the Subject Securities, and pay in full the purchase price specified in such bid, in immediately available funds, not later than three business days following delivery by Crystal River to the Buyer of notice of such acceptance (unless Crystal River and the Buyer agree in writing to an alternate payment schedule).

        8.     The Buyer shall (i) hold strictly confidential all components of the Right of First Refusal and the existence of the Right of First Refusal (collectively, the "Confidential Information"), and (ii) not disclose, or permit any of its affiliates, officers, directors, employees, counsel or agents to disclose, such Confidential Information to any other party, subject, in each case to any disclosure obligation of the Buyer arising under the law, including legal process. The Buyer understands that any breach of this clause (8) may be materially detrimental to Crystal River's ability to market and sell the CMBS and hereby acknowledges and agrees that if Crystal River determines, in its reasonable judgment, that there has been a breach of any obligations under this clause (h), in addition to any other remedies at law or equity, the Right of First Refusal shall immediately and automatically terminate and be cancelled, with no further action on the part of Crystal River or any other person or entity.

        9.     The Right of First Refusal set forth in this Annex A (and referenced in the Letter Agreement), if not previously terminated or exhausted, shall terminate and be cancelled with no further action on the party of Crystal River or any other party on the date that is the second anniversary of the closing of Transaction 1.

 Exhibit 31.1

CERTIFICATION
PURSUANT TO 17 CFR 240.13a-14
PROMULGATED UNDER
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2003

I, Rodman L. Drake, certify that:

1.
I have reviewed this quarterly report on Form 10-Q of Crystal River Capital, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ RODMAN L. DRAKE Rodman L. Drake Chairman of the Board, President and Chief Executive Officer

Date: May 17, 2010

 Exhibit 31.2

CERTIFICATION
PURSUANT TO 17 CFR 240.13a-14
PROMULGATED UNDER
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Craig J. Laurie, certify that:

1.
I have reviewed this quarterly report on Form 10-Q of Crystal River Capital, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ CRAIG J. LAURIE Craig J. Laurie Chief Financial Officer and Treasurer

Date: May 17, 2010

 Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Crystal River Capital, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rodman L. Drake, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ RODMAN L. DRAKE Rodman L. Drake Chairman of the Board, President and Chief Executive Officer

May 17, 2010

 Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Crystal River Capital, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig J. Laurie, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ CRAIG J. LAURIE Craig J. Laurie Chief Financial Officer and Treasurer

May 17, 2010

 EXHIBIT 99.1

Risk Factors.

        Capitalized terms used in this Exhibit 99.1, but not otherwise defined herein have meanings assigned to them in the Form 10-Q to which this Exhibit 99.1 is attached.

Risks Related to Our Business and Investment Strategy

The impending maturity of our senior revolving credit facility and our current financial condition raise substantial doubt regarding our ability to continue as a going concern. However, our consolidated financial statements are presented on a going concern basis.

        Our consolidated financial statements are presented in this report on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As of March 31, 2010, we owed $28.9 million to an affiliate of our Manager under our secured credit facility. Unless terminated earlier as provided in the credit agreement, our credit facility terminates on August 31, 2010. As a result of our possible inability to extend, refinance or repay this indebtedness, there is substantial doubt about our ability to continue as a going concern. While we have prepared our consolidated financial statements on a going concern basis, if the Merger is not consummated and we are unable to successfully extend the maturity date of our credit facility or receive additional funding, our ability to continue as a going concern will be in doubt. In such event, we may have to recapitalize, refinance our obligations, sell some or all of our assets or seek to reorganize under Chapter 11 of the United States Bankruptcy Code. Therefore, we may not be able to realize our assets and settle our liabilities in the ordinary course of business, adversely impacting amounts actually realized relative to our financial statements. In addition, our ability to continue as a going concern will be dependent upon our ongoing asset performance and our ability to generate positive operating cash flow. No assurance can be given that we will be successful in achieving any of these steps or restructuring these arrangements on acceptable terms. Our consolidated financial statements included in this report do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern.

The occurrence of recent adverse developments in the mortgage finance and credit markets may adversely affect our business, our liquidity and our stock price.

        In recent years, the mortgage industry has come under enormous pressure due to numerous economic and industry-related factors. Many companies operating or investing in the mortgage sector have failed and others are facing serious operating and financial challenges. At the same time, many MBS have been downgraded and delinquencies and credit performance of mortgage loans in the industry have deteriorated. We have faced significant challenges beginning in the second half of 2007 due to these adverse conditions in the mortgage industry and the difficulties we experienced in pricing and financing some of our MBS, and we expect these challenges to continue. Recent adverse changes in the mortgage finance and credit markets have eliminated or reduced the availability, or increased the cost, of significant sources of funding for us. Beginning in August 2007 and continuing through the current date, the fair value of our RMBS and CMBS assets as well as our derivative instruments have decreased, while our margin requirements on our financings and derivatives have increased. The price of our common stock has declined significantly as a result of these events and there has been a significant impact on our results of our operations. There is no assurance that our stock price will not decline further if, among other things, MBS prices continue to decline. In addition, significant decreases in the prices of our MBS have and may continue to decrease the carrying value of those investments, which could further increase our stockholders' deficit below the levels required to be maintained pursuant to some of the instruments governing our borrowing arrangements with third

1

parties. If this occurs, and we are not successful in obtaining amendments to or waivers of those covenants, we could default under those agreements. An event of default or termination event under these agreements would give the lender/counterparty the option to accelerate our indebtedness to them. If we are required to repay outstanding borrowings and were unable to negotiate favorable terms of replacement financing, cash will be negatively affected. This may negatively affect our ability to continue as a going concern. In addition, we may have to sell assets at a time when we might not otherwise choose to do so.

We are currently not making new investments and it is uncertain whether we will be able to make additional investments in the future, which increases the risk that we will be unable to continue as a going concern.

        We have observed a number of IPO filings by recently formed entities with investment strategies focused on commercial and residential real estate debt markets. Given current market conditions and our lack of investable cash, currently, we are unable to take advantage of new investment opportunities.

        In the event that negative market conditions persist or deteriorate further, and we are not able to achieve a successful disposition of assets or increase our liquidity through alternative channels, then the risk increases as to whether we can continue as a going concern. The accompanying consolidated financial statements have been prepared in conformity with GAAP applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, our consolidated financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern.

We have suspended the payment of dividends on our common stock.

        To preserve our liquidity, in November 2009, our board of directors suspended payment of dividends on shares of our common stock. We can provide no assurance as to when we will resume paying dividends on our common stock, if at all. In the Merger Agreement, we have agreed not to pay any dividends to our stockholders.

Periods of adverse market volatility could adversely affect our liquidity.

        During periods of increased adverse market volatility, such as the current extended disruption in the global liquidity markets, we are exposed to the risk that the availability under our funding sources may decline and/or we may have to post additional margin collateral, which may have a material adverse impact on our available liquidity. As a result, our contingent liquidity reserves may not be sufficient in the event of a material adverse change in the credit markets and related market price market volatility. For example, as of March 31, 2010, we were required to post cash margin collateral of $10.5 million relating to our use of CDS. Additionally, demands on liquidity may result in further deleveraging of the portfolio, which could adversely impact our earnings.

The weakness in the mortgage market has caused us to expect increased losses related to our holdings.

        The sub-prime market has been severely affected by changes in the lending landscape. Access to mortgages for sub-prime borrowers has been and is expected to remain substantially limited for the foreseeable future. This limitation on financing generally has had a negative impact on sub-prime borrowers, especially those whose interest rates on loans are resetting, and has resulted in increased default rates. The severity of the liquidity limitation was largely unanticipated by the markets. As well, the liquidity issues also affect prime and Alt-A Non-Agency lending, with mortgage rates remaining much higher and many product types being severely curtailed. At the margin, this has an impact on new demand for homes, which has compressed the home ownership rates and is expected to weigh heavily on future home price performance. There is a strong correlation between home price growth

2

rates and mortgage loan delinquencies. This comes in addition to the delinquency pressures in the sub-prime market resulting from weaker underwriting, which put many sub-prime lenders out of business in 2006 and 2007. The market deterioration has caused us to expect increased losses related to our holdings and has resulted in a lower market value for our holdings. We believe that, at this time, the underlying losses in the sub-prime market have not fully manifested themselves in the securitizations. For the quarter ended March 31, 2010, we had impairments on RMBS totaling $0.1 million, which included impairments on sub-prime RMBS totaling $0.1 million.

        As commercial real estate fundamentals have weakened, prices on CMBS have declined and yield spreads on CMBS have widened significantly. This widening has forced interest rates on commercial real estate mortgages wider and the higher mortgage rate environment could depress prices on commercial real estate properties that require financing over the near term. Prices also are suffering from poor technicals as balance sheet deleveraging caused by the credit crisis is causing forced selling into the market. For the quarter ended March 31, 2010, we had impairments on CMBS totaling $0.5 million.

We leverage our investments, which may negatively affect our return on our investments and may reduce cash available for distribution.

        To the extent available, we intend to continue to leverage our investments through borrowings, generally through the use of warehouse facilities, bank credit facilities, secured loans, securitizations (including the issuance of CDOs, when possible), loans to entities in which we hold, directly or indirectly, interests in pools of assets, and other borrowings, in each case, when markets permit. We are not limited in the amount of leverage we may use other than by general market conditions. The percentage of leverage varies depending on our ability to obtain credit facilities and the lenders' and rating agencies' estimate of the stability of the investments' cash flow. Our return on our investments and cash available for distribution to our stockholders may be reduced to the extent that changes in market conditions increase the cost of our financing relative to the income that can be derived from the assets acquired. Our debt service payments will reduce cash flow available for distributions to stockholders. We may not be able to meet our debt service obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to foreclosure or sale to satisfy the obligations. We have in the past leveraged and may in the future leverage certain of our assets through repurchase agreements. A decrease in the value of these assets may lead to margin calls, which we will have to satisfy. We may not have the funds available to satisfy any such margin calls and may have to sell assets at a time when we might not otherwise choose to do so.

        Further, credit facility providers and warehouse facility providers may require us to maintain a certain amount of uninvested cash or to set aside unlevered assets sufficient to maintain a specified liquidity position, which would allow us to satisfy our collateral obligations. As a result, we may not be able to leverage our assets as fully as we would choose, which could reduce our return on assets. In the event that we are unable to meet these collateral obligations, our financial condition could deteriorate rapidly and we could be forced to sell additional investments at a loss.

Changes in accounting pronouncements have materially changed the presentation and content of our financial statements.

        Effective January 1, 2010, we adopted FASB ASC 810-10-65-2 on a prospective basis, which required us to consolidate certain securitization trust entities in which we have subordinate investments. This consolidation resulted in a significant increase to our GAAP-basis assets, liabilities, revenue and expenses. In addition, we are required to record losses under GAAP on consolidated assets which may be in excess of our economic interest in the respective consolidated entities. The adoption of this new guidance is likely to result in increased operating costs. The disclosure requirements under FASB ASC 810-10-65-2 are included in Note 6 to our consolidated financial statements.

3

We may be required to post significant amounts of cash collateral at any time to satisfy our margin requirements under many of our financing arrangements, which could adversely affect our liquidity, results of operations and financial condition.

        We invest in derivatives and when available in the future, may finance certain of our investments with debt, such as repurchase agreements, in each case that are subject to margin calls. Under the terms of these agreements, the value of the derivative contract or the value of the assets underlying the debt is marked-to-market by the counterparty or the lender at the counterparty's or lender's discretion, including on a daily basis. If the value of the underlying derivative or asset declines, the counterparty or lender has the ability to require us to post additional margin—cash or other liquid collateral—to compensate for the decline in value of the derivative or asset. Conversely, if the value of the underlying derivative or asset increases, a portion of the margin we previously posted may be returned to us. We typically are required to post additional margin in response to any margin call within 24 hours in order to avoid defaulting under the terms of the instrument governing the derivative transaction or financing arrangement.

        We are subject to margin calls at any time, and being forced to post additional margin could adversely affect our business in a number of ways. Posting additional margin decreases our cash available to make other, higher yielding investments (thereby decreasing our return on equity) or to satisfy other obligations, including future margin calls. If we do not have the funds available, or otherwise elect not, to satisfy any future margin calls, we could be forced to sell one or more investments at a loss. Moreover, we may be unable, in light of market conditions or other factors, to sell sufficient assets to satisfy the margin requirements within the timeframe required by counterparties or lenders, which in the case of lenders, would entitle them to seize the underlying asset and seek payment from us for any shortfall between the value of our obligation to the lender and the value of the asset surrendered. Such a situation would likely result in a rapid deterioration of our financial condition and possibly necessitate a filing for protection under the United States Bankruptcy Code. As of March 31, 2010, we had exposure to margin calls of $0.6 million.

We are dependent on our Manager and our sub-advisors and may not find suitable replacements if our Manager terminates the management agreement.

        We are externally managed by our Manager. Other than our President and Chief Executive Officer, all of our officers and all of our Manager's officers are employees of Brookfield, BIM or certain of their respective affiliates. We have no separate facilities and are completely reliant on our Manager, which has significant discretion as to the implementation of our operating policies and strategies. We are subject to the risk that our Manager will terminate the management agreement, thereby triggering a termination of our sub-advisors, and that no suitable replacements will be found to manage us. We believe that our success depends to a significant extent upon the experience of our Manager's executive officers, whose continued service is not guaranteed. Although we have renewed our management agreement with our Manager for the 2010 year, if our Manager terminates the management agreement, we may not be able to execute our business plan and may suffer additional losses, which could materially decrease cash available for distribution to our stockholders.

Our Manager has limited prior experience managing a REIT and we cannot assure you that our Manager's past experience will be sufficient to successfully manage our business as a REIT.

        The federal income tax laws impose numerous constraints on the operations of REITs. Our Manager's and its employees' limited experience in managing a portfolio of assets under REIT and Investment Company Act constraints may hinder their ability to achieve our investment objective. In addition, maintaining our REIT qualification limits the types of investments we are able to make. We can offer no assurance that our Manager will replicate its historical success or its management team's success in its previous endeavors, and we caution you that our investment returns could be substantially

4

lower than the returns achieved by funds managed by our Manager and its affiliates and their other endeavors.

We are dependent upon our Manager's key personnel and the resources of our sub-advisors for our success and the departure of any of these key personnel or the elimination of resources of our sub-advisors could negatively affect our performance.

        We depend on the diligence, skill and network of business contacts of the senior management of our Manager and its affiliates, who direct the management activities of our Manager. The senior management of our Manager evaluates, negotiates, structures, closes and monitors our investments. Our continued success will depend on the continued service of the senior management team of our Manager and its affiliates. The departure of any of the senior managers of our Manager, or of a significant number of the investment professionals or principals of our Manager and its affiliates, could have a material adverse effect on our performance. In addition, we can offer no assurance that our Manager will remain as our manager or that we will continue to have access to our Manager's and its affiliates' respective principals and professionals or their information and deal flow. We also depend on the resources of our sub-advisors in connection with sourcing and managing our investments and executing our investment strategy.

Our Manager's incentive fee may have induced it to make certain investments, including speculative investments, that increase the risk of our investment portfolio.

        Our Manager's entitlement to an incentive fee may have caused it to invest in high-risk investments. In addition to its base management fee, our Manager is entitled to receive incentive compensation based entirely upon our achievement of targeted levels of net income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may have led our Manager to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, in order to achieve higher incentive compensation. Investments with higher yield potential generally are riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

Our Manager manages our portfolio pursuant to very broad investment guidelines and our board of directors does not approve each investment decision made by our Manager, which may result in our making riskier investments with which you do not agree and which could cause our operating results and the value of our common stock to decline.

        Our Manager is authorized to follow very broad investment guidelines. Although our directors periodically review our investment guidelines and our investment portfolio, other than any investments involving our affiliates or our sub-advisors' affiliates or investments proposed by Brookfield Sub-Advisor, which our audit committee is required to review and approve prior to such investments being made, our directors do not review all of our proposed investments. In addition, in conducting periodic reviews, our directors may rely primarily on information provided to them by our Manager or Brookfield Sub-Advisor. Furthermore, our Manager and Brookfield Sub-Advisor may use complex strategies in structuring transactions for us and those transactions may be difficult or impossible to unwind. Subject to maintaining our REIT qualification and our exemption from regulation under the Investment Company Act, our Manager has great latitude within the broad investment guidelines in determining the types of investments it makes for us.

        The failure of our management and our Manager to deploy our capital effectively could result in unfavorable returns, could have a material negative impact on our business, financial condition, liquidity and results of operations, could materially decrease cash available for distribution to our stockholders and could cause the value of our common stock to decline.

5

We may change our investment strategy and asset allocation without stockholder consent, which may result in riskier investments or in lower distributions to you.

        We have not adopted a policy as to the amounts to be invested in each of our intended investments, including securities rated below investment grade. Subject to our intention to invest in a portfolio that allows us to qualify as a REIT and remain eligible for an exclusion from regulation as an investment company under the Investment Company Act, we may change our investment strategy or asset allocation, including the percentage of assets that may be invested in each class, or in the case of securities, in a single issuer, at any time without the consent of our stockholders, which could result in our making investments that are different from, and possibly riskier than, the investments described in this report. A change in our investment strategy may increase our exposure to interest rate risk, default risk, real estate market fluctuations and liquidity risk, all of which could negatively affect the market price of our common stock and our ability to make distributions to you.

There are conflicts of interest in our relationship with our Manager, which could result in decisions that are not in the best interests of our stockholders and our financial condition could make it difficult to terminate our management agreement with our Manager.

        We are dependent on our Manager for our day-to-day management. Our chief financial officer and vice president and general counsel also serve as officers and/or directors of Brookfield, BIM or certain of their respective affiliates. As a result, our management agreement with our Manager was negotiated between related parties, and its terms, including fees payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

        Termination of the management agreement with our Manager without cause is difficult and costly. The management agreement provides that it may only be terminated without cause (a) at the expiration of the current term expiring on December 31, 2010 by notice given at least six months prior to the end of the term, or (b) annually upon the affirmative vote of at least two-thirds of our independent directors, or by a vote of the holders of at least a majority of the outstanding shares of our common stock, based upon:

  •
  unsatisfactory performance by our Manager that is materially detrimental to us or

  •
  a determination that the management fee payable to our Manager is not fair, subject to our Manager's right to prevent such a termination by accepting a mutually acceptable reduction of management fees.

        In addition, termination by Crystal River relating to unsatisfactory performance by our Manager or a determination that the management fee is not fair (subject to our Manager's right to reduce its fee to a mutually acceptable level) also require that our Manager be provided 180 days' prior notice of any such termination and be paid a termination fee equal to the amount of two times the sum of the average annual base management fee and the average annual incentive compensation earned by our Manager during the two 12-month periods immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination. These provisions may increase the effective cost to us of terminating the management agreement, thereby restricting our ability to terminate our Manager without cause. In addition, if we do not have sufficient liquidity to generate cash to pay a termination fee, we could effectively be precluded from terminating the management agreement absent concessions from our Manager. The ability of Brookfield and BIM and their respective officers and employees to engage in other business activities may reduce the time our Manager spends managing us.

        The management compensation structure that we have agreed to with our Manager may cause our Manager to invest in potentially higher yielding investments. Investments with higher yield potential generally are riskier or more speculative. The compensation we pay our Manager consists of both a

6

base management fee that is not tied to our performance and an incentive management fee that is based entirely on our performance. The risk of the base management fee component is that it may not provide sufficient incentive to our Manager to generate attractive risk-adjusted returns for us. The risk of the incentive fee component is that it may cause our Manager to place undue emphasis on the maximization of GAAP net income at the expense of other criteria, such as preservation of capital, in order to achieve a higher incentive fee. This could result in increased risk to the value of our investment portfolio. Subject to certain limitations, our Manager will receive at least 10% of its incentive fee in the form of shares of our common stock, and, at our Manager's option, may receive up to 100% of its incentive fee in the form of shares of our common stock. Our Manager has agreed not to sell such shares prior to one year after the date such shares are issued. Our Manager has the right in its discretion to allocate these shares to its officers, employees and other individuals who provide services to us. However, any of these shares that our Manager so allocates will be subject to the same one-year restriction on sale. Any such shares received would have the benefit of registration rights.

Our Manager and our sub-advisors are not contractually obligated to dedicate their time to us and may engage in other activities that compete with us, which may result in conflicts of interest that could cause our results of operations to be lower or result in increased risk to the value of our investment portfolio.

        The ability of our sub-advisors and their respective officers and employees to engage in other business activities may result in conflicts of interest and may reduce the time they spend acting as a sub-advisor to us. In addition, the management compensation structure that we and our Manager have agreed to with Brookfield Sub-Advisor may cause Brookfield Sub-Advisor to source potentially higher yielding investments. Investments with higher yield potential generally are riskier or more speculative. The compensation our Manager pays Brookfield Sub-Advisor is equal to 20% of the base management fee and incentive management fees we pay to our Manager. The base management fee is not tied to our performance and the incentive management fee is based entirely on our performance. The risk of the base management fee component is that it may not provide sufficient incentive to Brookfield Sub-Advisor to generate attractive risk-adjusted returns for us in the investments that they source for us. The risk of the incentive fee component is that it may cause Brookfield Sub-Advisor to place undue emphasis on the maximization of GAAP net income at the expense of other criteria, such as preservation of capital, in order to achieve a higher incentive fee. This could result in increased risk to the value of our investment portfolio.

We may compete with existing and future investment vehicles for access to Brookfield, BIM and our sub-advisors and their affiliates, which may reduce investment opportunities available to us.

        Brookfield currently sponsors several investment vehicles with investment focuses that overlap our investment focus. In addition, at December 31, 2009, BIM managed more than 20 client accounts and closed-end funds with an investment focus that overlapped our investment focus, and each of Brookfield and BIM may in the future sponsor or manage other investment vehicles that have overlapping focuses with our investment focus. Accordingly, we compete for access to the benefits that we expect our relationship with our Manager and our sub-advisors and their affiliates to provide and to the time of their investment professionals to carry out and facilitate our investment activities. Our rights to participate in investment opportunities with respect to assets managed by BIM are subject to BIM's conflict of interest policy. Brookfield and Brookfield Sub-Advisor are not subject to BIM's conflict of interest policy and are not obligated to offer us any investment opportunities and any decision to do so will be entirely within their discretion. In addition, we may make investments that are senior or junior to participations in, or have rights and interests different from or adverse to, the investments made by other vehicles or accounts managed by Brookfield or BIM. Our interests in such investments may conflict with the interests of such other vehicles or accounts in related investments at the time of origination or in the event of a default or restructuring of the investment. If a default

7

occurs with respect to such an investment, our Manager will advise our independent directors, who will direct our Manager with respect to the resolution or disposition of the investment.

We may acquire investments from Brookfield and BIM or their affiliates or otherwise participate in investments in which they have an interest or for which they have a related investment, which could result in conflicts of interest.

        If we have investable cash, we might continue to acquire investments from Brookfield and BIM or their affiliates, make investments that finance their investments or make co-investments with them. These transactions are not at arm's length, will not be the result of arm's length negotiations and will involve conflicts between our interests and the interest of Brookfield, BIM and their affiliates in obtaining favorable terms and conditions. There can be no assurance that any procedural protections, such as obtaining market prices, other reliable indicators of fair market value, independent valuations or appraisals and the prior approval of our independent directors, will be sufficient to ensure that the consideration we pay for these investments will not exceed their fair market value.

We operate in a highly competitive market for investment opportunities, and we may not be able to identify and make investments that are consistent with our investment objectives.

        A number of entities compete with us to make the types of investments that we have made in the past. To the extent we have investable cash, we compete with other REITs, public and private funds, commercial and investment banks and commercial finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. We cannot assure you that the competitive pressures we face will not have a material negative impact on our business, financial condition and results of operations. Also, as a result of this competition, to the extent we have investable cash, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Failure to procure adequate capital and funding would negatively affect our results and may, in turn, negatively affect the market price of shares of our common stock and our ability to distribute dividends.

        We depend upon the availability of adequate funding and capital for our operations. As a REIT, we are required to distribute annually at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, to our stockholders and are therefore not able to retain significant amounts of our earnings for new investments. However, Crystal River Capital TRS Holdings, Inc., our TRS, is able to retain earnings for investment in new capital, subject to the REIT requirements that place a limitation on the relative value of TRS stock and securities owned by a REIT. The failure to secure acceptable financing could reduce our taxable income, as our investments would no longer generate the same level of net interest income due to the lack of funding or increase in funding costs. The reduction in our taxable income in recent quarters has, and future reductions would, reduce our liquidity and our ability to make distributions to our stockholders. The global credit crisis has significantly limited our ability to access capital, and we cannot assure you that any, or sufficient, funding or capital will be available to us in the future on terms that are acceptable to us. Therefore, in the event that we cannot obtain sufficient funding on acceptable terms, there may be further declines in the market price of our common stock and our ability to make distributions.

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If we issue senior securities, we will be subject to additional restrictive covenants and limitations on our operating flexibility, which could materially decrease cash available for distribution to our stockholders.

        If we decide to issue senior securities in the future, it is likely that they will be governed by an indenture or other instrument containing covenants that will restrict our operating flexibility. Holders of senior securities may be granted specific rights, including but not limited to the right to hold a perfected security interest in certain of our assets, the right to accelerate payments due under the indenture, rights to restrict dividend payments, and rights to require approval to sell assets. Additionally, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock. We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities.

We may not be able to successfully complete securitization transactions, which could inhibit our ability to grow our business and could negatively affect our results of operations.

        In addition to issuing senior securities to raise capital as described above, we may, to the extent consistent with the REIT requirements, seek to securitize certain of our portfolio investments to generate cash for funding new investments. This would involve creating a special-purpose vehicle, contributing a pool of our assets to the entity, and selling interests in the entity on a non-recourse basis to purchasers (whom we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools). We would expect to retain all or a portion of the equity in the securitized pool of portfolio investments. In the past, we have initially financed our investments with relatively short-term credit facilities and reverse repurchase arrangements. We used these short-term facilities to finance the acquisition of securities until a sufficient quantity of securities had been accumulated, at which time we would refinance these facilities through a securitization, such as a CDO issuance, or other long-term financing. When we employed this strategy, we were subject to the risk that we would not be able to acquire, during the period that our short-term facilities were available, a sufficient amount of eligible securities to maximize the efficiency of a CDO issuance. We also were subject to the risk that we would not be able to obtain short-term credit facilities or would not be able to renew any short-term credit facilities after they expire should we find it necessary to extend our short-term credit facilities to allow more time to seek and acquire the necessary eligible securities for a long-term financing. While we are not currently acquiring investments for the purpose of securitizing them through a CDO issuance for the reasons stated below, the inability to renew our short-term credit facilities may require us to seek more costly financing for our current investments or to liquidate assets.

        Conditions in the capital markets have caused the CDO market to completely shut down. In this regard, as discussed in the "Trends; Current Market Environment; Current Portfolio Considerations" section of Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations of this Form 10-K, which we refer to as our MD&A, our Manager has determined that we should lower our amount of leverage. Downgrades of structured securities by the rating agencies are likely to continue through at least 2010. Large-scale downgrades and other factors have caused a liquidity crisis, as the downgrades have triggered forced sales of MBS by structured investment vehicles, or SIVs, asset-backed commercial paper issuers, or ABCPs, and financial institutions. The inability to securitize our portfolio has, and may continue to, hurt our performance and our ability to grow our business. At the same time, the securitization of our portfolio investments might expose us to losses, as the residual portfolio investments in which we do not sell interests will tend to be riskier and more likely to generate losses.

The use of CDO financings with over-collateralization requirements may continue to have a negative impact on our cash flow.

        The terms of our initial CDO financing, CDO 2005-1, required that the principal amount of assets must exceed the principal balance of the related bonds by a certain amount, which is commonly

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referred to as "over-collateralization." In this regard, see "Financial Condition—Liabilities—CDO Liabilities" in our MD&A for a discussion regarding CDO 2005-1's failure to comply with certain cash flow tests and the resulting diversion of cash flow from lower-rated debt securities of CDO 2005-1 that we hold to amortize senior debt securities issued by CDO 2005-1 that are held by others. We cannot assure you that the performance tests will be satisfied. If our assets fail to perform as anticipated, our over-collateralization or other credit enhancement expense associated with our CDO financings will increase.

An increase in our borrowing costs relative to the interest we receive on our assets may negatively affect our profitability and thus our cash available for distribution to our stockholders.

        As our short-term borrowings mature, we will be required either to enter into new borrowings or to sell certain of our investments at times when we might not otherwise choose to do so. An increase in short-term interest rates at the time that we seek to enter into new borrowings would reduce the spread between our returns on our assets and the cost of our borrowings. This would negatively affect our returns on our assets that are subject to prepayment risk, including our commercial loans and our MBS, which might reduce earnings and, in turn, cash available for distribution to our stockholders.

We may not be able to renew the total return swaps that we enter into, which could adversely affect our leveraging strategy.

        In the future, we may leverage certain of our investments through the use of total return swaps, which are swaps in which the non-floating rate side is based on the total return of an equity instrument or a fixed income instrument with a life longer than the swap. We may wish to renew these swaps, which are for specified terms, as they mature. However, there is a limited number of providers of such swaps, and there is no assurance the initial swap providers would choose to renew the swaps, and, if they do not renew, that we would be able to obtain suitable replacement providers. Providers may choose not to renew our total return swaps for a number of reasons, including:

  •
  increases in the provider's cost of funding;

  •
  insufficient volume of business with a particular provider;

  •
  our desire to invest in a type of swap that the provider does not view as economically attractive due to changes in interest rates or other market factors; or

  •
  our inability to agree with a provider on terms.

        Furthermore, our ability to invest in total return swaps, other than through a TRS, may be severely limited by the REIT qualification requirements because total return swaps are not qualifying assets and do not produce qualifying income for purposes of the REIT asset and income tests.

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Hedging against interest rate exposure may adversely affect our earnings, which could reduce our cash available for distribution to our stockholders.

        Subject to maintaining our qualification as a REIT and our exemption from regulation under the Investment Company Act, we often pursue various hedging strategies to seek to reduce our exposure to losses from adverse changes in interest rates. Our hedging activity varies in scope based on the level and volatility of interest rates, the type of assets held, and other changing market conditions. Interest rate hedging may fail to protect or could adversely affect us because, among other things:

  •
  interest rate hedging can be expensive, particularly during periods of rising and volatile interest rates;

  •
  available interest rate hedges may not correspond directly with the interest rate risk for which protection is sought;

  •
  the duration of the hedge may not match the duration of the related liability;

  •
  the amount of income that a REIT may earn from hedging transactions (other than through TRSs) to offset interest rate losses is limited by federal tax provisions governing REITs;

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  the credit quality of the party owing money on the hedge may be downgraded to such an extent that it impairs our ability to sell or assign our side of the hedging transaction; and

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  the party owing money in the hedging transaction may default on its obligation to pay.

        Our hedging activity may adversely affect our earnings, which could reduce our cash available for distribution to our stockholders. We have utilized and in the future may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors and credit default swaps to seek to hedge against mismatches between the cash flows on our assets and the interest payments on our liabilities or fluctuations in the relative values of our portfolio positions, in each case resulting from changes in market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

        Although we may enter into hedging transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

        In addition, by entering into derivative contracts in connection with hedging transactions, we could be required to fund cash payments in certain circumstances. These potential payments will be contingent liabilities and therefore may not appear on our balance sheet. Our ability to fund these contingent liabilities will depend on the liquidity of our assets and access to capital at the time, and the need to fund these contingent liabilities could adversely affect our financial condition.

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Loss of Investment Company Act exclusion would adversely affect us and could cause a decline in the market price of our common stock and limit our ability to distribute dividends.

        Because registration as an investment company would significantly affect our ability to engage in certain transactions or to organize ourselves in the manner we are currently organized, we intend to maintain our qualification for certain exclusions from registration under the Investment Company Act. Because we conduct our business directly and through wholly-owned subsidiaries, we must ensure not only that we, but also that each of our subsidiaries, qualify for an exclusion or exemption from regulation under the Investment Company Act.

        If we fail to satisfy the requirements provided in the Investment Company Act to preserve our exclusion from regulation under the Investment Company Act, we could be required to materially restructure our activities and to register as an investment company under the Investment Company Act, which could have a material adverse effect on our operating results. Further, if it were established that we were an unregistered investment company, there would be a risk that we would be subject to monetary penalties and injunctive relief in an action brought by the Commission, that we would be unable to enforce contracts with third parties, and that third parties could seek to obtain rescission of transactions undertaken during the period it was established that we were an unregistered investment company.

Rapid changes in the values of our MBS and other real estate related investments may make it more difficult for us to maintain our qualification as a REIT or exclusion from regulation under the Investment Company Act, which may cause us to change our mix of portfolio investments which may not produce optimal returns consistent with our investment strategy.

        If the market value or income potential of our MBS and other real estate related investments declines as a result of increased interest rates, prepayment rates or other factors, we may need to increase our real estate investments and income and/or liquidate our non-qualifying assets in order to maintain our REIT qualification or exclusion from regulation under the Investment Company Act. If the decline in real estate asset values and/or income occurs quickly, this may be especially difficult to accomplish. This difficulty may be exacerbated if the assets that we need to sell to comply with the requirements for qualification as a REIT or to qualify for an exclusion from regulations under the Investment Company Act have no pre-existing trading market and cannot easily be sold. To the extent that the assets we need to sell are composed of subordinated MBS, individually-negotiated loans, loan participations or mezzanine loans for which there is no established trading market, we may have difficulty selling such investments quickly for their fair value. Accordingly, we may have to make investment decisions that we otherwise would not make absent the REIT and Investment Company Act considerations.

We are highly dependent on communications and information systems operated by Brookfield and BIM or by third parties, and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

        Our business is highly dependent on communications and information systems, including all of BIM's proprietary analytical systems and models and certain third-party systems and models. Any failure or interruption of our systems or the systems operated by Brookfield or BIM or by third parties on which we rely, as many experienced as part of system-wide interruptions following the September 11, 2001 terrorist attacks and the East Coast electrical power blackout in August 2003, could cause delays or other problems in our securities trading activities, including MBS trading activities, which could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends.

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Terrorist attacks and other acts of violence or war may affect the market for our common stock, the industry in which we conduct our operations and our profitability.

        The terrorist attacks on September 11, 2001 disrupted the U.S. financial markets, including the real estate capital markets, and negatively affected the U.S. economy in general. Any future terrorist attacks, the anticipation of any such attacks, the consequences of any military or other response by the U.S. and its allies, and other armed conflicts could cause consumer confidence and spending to decrease or result in increased volatility in the United States and worldwide financial markets and economy. The economic impact of these events could also adversely affect the credit quality of some of our loans and investments and the property underlying our MBS. Some of our loans and investments are more susceptible to the adverse effects discussed above than others, such as hotel loans, which may experience a significant reduction in occupancy rates following any future attacks. We may suffer losses as a result of the adverse impact of any future attacks and these losses may adversely affect our performance and revenues and may result in volatility of the value of our securities. A prolonged economic slowdown, a recession or declining real estate values could impair the performance of our investments and harm our financial condition, increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses, and we cannot predict the severity of the effect that such future events would have on the U.S. financial markets, the economy or our business. The types of losses described above resulting from these types of events are uninsurable.

        In addition, the events of September 11 created significant uncertainty regarding the ability of real estate owners of high-profile assets to obtain insurance coverage protecting against terrorist attacks at commercially reasonable rates, if at all. With the enactment of the Terrorism Risk Insurance Act of 2002 (TRIA), and the subsequent enactment of the Terrorism Risk Insurance Extension Act of 2005 and the Terrorism Risk Insurance Revision and Extension Act of 2007, which extended TRIA through the end of 2017, insurers must make terrorism insurance available under their property and casualty insurance policies, but this legislation does not regulate the pricing of such insurance. The absence of affordable insurance coverage may adversely affect the general real estate lending market, lending volume and the market's overall liquidity and it may reduce the number of suitable investment opportunities available to us and the pace at which we are able to make investments. If the properties in which we invest are unable to obtain affordable insurance coverage, the value of those investments could decline, and in the event of an uninsured loss, we could lose all or a portion of our investment.

Risks Related to the Merger

Completion of the Merger is subject to various conditions, and the Merger may not occur even if we obtain stockholder approval. Completion of the Merger is subject to various risks, including, but not limited to:

  •
  the failure of stockholders holding a majority of the shares of our outstanding common stock to approve the Merger;

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  Brookfield's right to terminate the Merger Agreement if a material adverse effect has occurred to Crystal River, as that term is defined in the Merger Agreement;

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  the enactment of a law or issuance of an order by a governmental authority prohibiting the completion of the Merger;

  •
  the failure of any other conditions in the Merger Agreement; and

  •
  the failure of the Merger to close for any other reason.

        As a result of these risks, there can be no assurance that the Merger will be completed even if we obtain stockholder approval. If our stockholders do not approve the Merger or if the Merger is not

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completed for any other reason, we expect that our current external manager, under the direction of our board of directors, will continue to serve as our Manager.

Failure to complete the Merger could negatively impact the market price of our common stock. If the Merger is not completed for any reason, we will be subject to a number of material risks, including the following:

  •
  the market price of our common stock may decline to the extent that investors believe that the Merger is our best alternative;

  •
  we will face liquidity and other risks discussed below; and

  •
  we must pay certain costs related to the Merger even if the Merger is not completed, such as legal fees and certain investment banking fees, and, subject to certain exceptions and limitations, the expenses of Brookfield, in connection with the Merger and the Merger Agreement.

        If the Merger Agreement is terminated and our board of directors seeks another merger or business combination, we cannot offer any assurance that we will be able to find an acquirer willing to pay an equivalent or better price than the price to be paid under the Merger Agreement.

If the Merger is not completed, we may be required to seek protection from our creditors by filing under the U.S. Bankruptcy Code, or an involuntary petition for bankruptcy may be filed against us.

        It is likely that if the Merger is not consummated and no superior bid is received, we may be required to seek protection from our creditors by filing under the U.S. Bankruptcy Code, or an involuntary petition for bankruptcy may be filed against us in light of our financial condition.

        As stated above, unless extended, our credit agreement will expire upon the latest of (i) May 25, 2010, (ii) the effective time of the Merger and (iii) thirty (30) calendar days following the termination of the Merger Agreement, but in no event later than August 31, 2010. Accordingly, if the Merger Agreement is terminated, it may cause our credit agreement to terminate earlier than it otherwise would, which will cast substantial doubt on our ability to continue as a going concern.

        If the Merger is not consummated and no superior bid is received, or if the credit agreement is terminated and we are unable to replace our existing credit facility, we may not have sufficient liquidity for our operations and may be forced to file for bankruptcy protection, or an involuntary petition for bankruptcy may be filed against us, which could eliminate any value for our equity.

Several lawsuits have been filed against us, the members of our board of directors, Brookfield and B Acquisition Sub Inc. challenging the Merger, and an adverse judgment in such lawsuits may prevent the Merger from becoming effective or from becoming effective within the expected timeframe.

        We, the members of our board of directors, and in some instances Brookfield and B Acquisition Sub Inc. have been named as defendants in purported class action lawsuits brought by our stockholders challenging the proposed Merger, seeking, among other things, to enjoin the defendants from consummating the Merger on the agreed-upon terms. If the plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the Merger on the agreed-upon terms, the injunction may prevent the completion of the Merger in the expected timeframe (or altogether). See "Item 3. Litigation" for more information about the putative class action lawsuits related to the Merger that have been filed.

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Risks Related to Our Investments

Our real estate investments are subject to risks particular to real property, any of which could reduce our returns on such investments and limit our cash available for distribution to our stockholders.

        We own assets secured by real estate and also own real estate directly. Real estate investments will be subject to various risks, including:

  •
  acts of God, including hurricanes, earthquakes, floods and other natural disasters, which may result in uninsured losses;

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  acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001;

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  adverse changes in national and local economic and market conditions;

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  changes in governmental laws and regulations, fiscal policies and zoning ordinances and the related costs of compliance with laws and regulations, fiscal policies and ordinances;

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  the financial condition of JPMorgan Chase, the sole tenant at our triple net lease properties;

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  costs of remediation and liabilities associated with environmental conditions such as indoor mold; and

  •
  the potential for uninsured or underinsured property losses.

        If any of these or similar events occurs, it may reduce our return from an affected property or investment and reduce or eliminate our ability to make distributions to stockholders.

The mortgage loans in which we invest and the mortgage loans underlying the MBS and asset-backed securities in which we invest are subject to delinquency, foreclosure and loss, which could result in losses to us.

        Commercial mortgage loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure, and risks of loss that are greater than similar risks associated with loans secured by single-family residential properties. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower's ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

        Residential mortgage loans are secured by single-family residential property or 2-4 family residential property and are subject to risks of delinquency, foreclosure, and loss. The ability of a borrower to repay a loan secured by a residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, payment increases under the terms of the loan, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower's ability to repay its loans. ABS are bonds or notes backed by loans and/or other consumer financial assets. The ability to repay these loans or other financial assets is dependent upon the income or assets of the borrower, or revenue produced by the assets in the case of commercial assets.

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        In the event of any default under a mortgage loan held directly by us, we will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral to be liquidated and the principal and accrued interest of the mortgage loan and other costs, which could have a material adverse effect on our cash flow from operations. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law, which could result in a total loss of our investment.

        Foreclosure of a mortgage loan can be an expensive and lengthy process, which could have a substantial negative effect on our anticipated return on the foreclosed mortgage loan. RMBS evidence interests in, or are secured by, pools of residential mortgage loans and CMBS evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the MBS in which we invest are subject to all of the risks of the underlying mortgage loans.

        In addition, residential mortgage borrowers may not be prevented by the terms of their mortgage loans from prepaying their loans in whole or in part at any time. Borrowers prepay their mortgages for many reasons, but typically, when interest rates decline or when home prices rise, borrowers tend to prepay at faster rates. To the extent that the underlying mortgage borrowers in any of our mortgage loan pools or the pools underlying any of our mortgage-backed securities prepay their loans, we will likely receive funds that will have to be reinvested, and we may need to reinvest those funds at less desirable rates of return.

        Approximately 1% of our investment portfolio as of March 31, 2010 was comprised of mortgage-backed securities collateralized by sub-prime residential mortgages. Sub-prime residential mortgage loans generally are loans to credit impaired borrowers and borrowers that are ineligible to qualify for loans from conventional mortgage sources due to credit characteristics, higher debt-to-income ratios or less than full documentation standards. Loans to lower credit grade borrowers generally experience higher-than-average default rates than do conforming mortgage loans. Material differences in expected default rates, loss severities and/or prepayments on the sub-prime mortgage loans from what was estimated in connection with the original underwriting of such loans could cause reductions in our income and adversely affect our operating results, with respect to our investments in mortgage-backed securities. If we underestimate the extent of losses that our investments in mortgage-backed securities will incur, then our business, financial condition, liquidity and results of operations could be adversely affected. For a description of the recent weakness in the sub-prime market, see "Part I. Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations—Trends; Current Market Environment; Current Portfolio Considerations."

An increase in the yield spread of our assets may cause the market price of our common stock to drop.

        One of the factors that investors may consider in deciding whether to buy or sell shares of our common stock is the relative yield spread differential between the assets that we own and their valuation relative to comparable duration Treasuries. Increases in the yield spread differential have lowered the book value of our assets, which has contributed to the decline in the value of our common stock. Additional increases in the yield spread differential could have a similar effect. Over the last 24 months, yield spreads on our assets have dramatically widened and the price of our common stock has declined from $14.44 on December 31, 2007 to $0.69 on May 14, 2010.

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Our investments in CMBS generally are subordinated and could subject us to increased risk of losses.

        In general, losses on an asset securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit provided by the borrower, if any, then by the "first loss" subordinated security holder and then by the "second loss" subordinated security holder. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which we invest, we may not be able to recover all of our investment in the securities we purchase. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline and, as a result, less collateral is available to satisfy interest and principal payments due on the related MBS, the securities in which we invest may effectively become the "first loss" position behind the more senior securities, which may result in significant losses to us and may be in excess of our underwriting assumptions.

        The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic downturns or individual issuer developments. A projection of an economic downturn, for example, could cause a decline in the price of lower credit quality securities because the ability of obligors of mortgages underlying MBS to make principal and interest payments or to refinance may be impaired. In this case, existing credit support in the securitization structure may be insufficient to protect us against loss of our principal on these securities.

        As of March 31, 2010, there were $19.6 million of principal writedowns due to losses on underlying loans within the securitizations of which our CMBS Primary Asset is a part.

Although we seek to match fund our investments to limit refinance risk and lock in net spreads, we do not employ this strategy with respect to certain of our investments, which increases the risks related to refinancing these investments.

        A key to our investment strategy is to finance our investments using match funded financing structures, which match assets and liabilities with respect to maturities and interest rates. This limits our refinance risk, including the risk of being able to refinance an investment or refinance on favorable terms. We generally use match funded financing structures, such as CDOs, to finance our investments in real estate securities and loans, and long term mortgage financings to finance our owned commercial real estate properties. However, our Manager may elect for us to bear a level of refinancing risk on a short term or longer term basis, such as is the case with investments financed with repurchase agreements, when, based on all of the relevant factors, bearing such risk is advisable or when match funded financing structures or other long term financing is not available. The decision not to match fund certain investments exposes us to additional refinancing risks that may not apply to our other investments. As noted above, the issuance of CDOs has come to a halt.

        In addition, we anticipate that, in most cases, for any period during which our floating rate assets are not match funded with respect to maturity, the income from such assets may respond more slowly to interest rate fluctuations than the cost of our borrowings. Because of this dynamic, interest income from such investments may rise more slowly than the related interest expense, with a consequent decrease in our net income. Interest rate fluctuations resulting in our interest expense exceeding interest income would result in operating losses for us from these investments.

        Accordingly, if we do not or are unable to match fund our investments with respect to maturities and interest rates, we will be exposed to the risk that we may not be able to finance or refinance our investments on economically favorable terms or may have to liquidate assets at a loss.

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We may not be able to finance our investments on a long term basis on attractive terms, including by means of securitization, which may require us to seek more costly financing for our investments or to liquidate assets.

        When we acquire a portfolio of loans and securities that we finance on a short term basis with a view to securitization or other long term financing, we bear the risk of being unable to securitize the assets or otherwise finance them on a long term basis at attractive prices or in a timely matter, or at all. If it is not possible or economical for us to securitize or otherwise finance such assets on a long term basis, we may be unable to pay down our short term borrowings, or be required to liquidate the assets at a loss in order to do so.

        As of March 31, 2010, we had approximately $28.9 million of indebtedness maturing in the next 12 months. When this indebtedness becomes due, any inability to refinance or extend the maturity of this indebtedness on similar terms could have a material impact on our liquidity, our ability to pay future dividends and our ability to maintain our REIT status. Some of our investments securing these obligations are illiquid and this lack of liquidity could significantly impede our ability to realize the value at which such investments are carried if we are required to sell them to satisfy debt maturities.

Our assets may include high yield and subordinated corporate securities that have greater risks of loss than secured senior loans and if those losses are realized, they could negatively affect our earnings, which could materially decrease cash available for distribution to our stockholders.

        Our assets may include high yield and subordinated securities that involve a higher degree of risk than long-term senior secured loans. First, the high yield securities may not be secured by mortgages or liens on assets. Even if secured, these high yield securities may have higher loan-to-value ratios than a senior secured loan. Furthermore, our right to payment and the security interest may be subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect these loans and to recover any of the loan balance through a foreclosure of collateral.

        Certain of these high yield and subordinated securities may have an interest only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the obligation. In this case, a borrower's ability to repay its obligation may be dependent upon a liquidity event that will enable the repayment of the obligation.

        In addition to the above, numerous other factors may affect a company's ability to repay its obligation, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a company's financial condition and prospects may be accompanied by deterioration in the collateral securing the obligation. Losses in our high yield and subordinated securities could negatively affect our earnings, which could materially decrease cash available for distribution to our stockholders.

        High yield and subordinated securities from highly leveraged companies may have a greater risk of loss which, in turn, could materially decrease cash available for distribution to our stockholders.

        Leverage may have material adverse consequences to companies in which we will hold investments. These companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. As a result, these companies may have limited flexibility to respond to changing business and economic conditions and to business opportunities. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. As a result, leveraged companies have a greater risk of loss. Losses on our investments could negatively affect our earnings, which could materially decrease cash available for distribution to our stockholders.

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We have invested in the equity securities of CDOs, and such investments involve various significant risks, including that CDO equity receives distributions from the CDO only if the CDO generates enough income to first pay the holders of its debt securities and its expenses.

        We have invested in the equity securities of CDOs. A CDO is a special-purpose vehicle that purchases collateral (such as ABS or MBS) that is expected to generate a stream of interest or other income. The CDO issues various classes of securities that participate in that income stream, typically one or more classes of debt instruments and a class of equity securities. The equity is usually entitled to all of the income generated by the CDO after the CDO pays all of the interest due on the debt securities and its expenses. However, there will be little or no income available to the CDO equity if there are defaults by the issuers of the underlying collateral and those defaults exceed a certain amount. In that event, the value of our investment in the CDO's equity could decrease substantially. In addition, the equity securities of CDOs are generally illiquid, and because they represent a leveraged investment in the CDO's assets, the value of the equity securities will generally have greater fluctuations than the values of the underlying collateral.

Investments in mezzanine loans involve greater risks of loss than senior loans secured by income-producing properties.

        Investments in mezzanine loans take the form of subordinated loans secured by second mortgages on the underlying property or loans secured by a pledge of the ownership interests in the entity that directly or indirectly owns the property. These types of investments involve a higher degree of risk than a senior mortgage loan because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, we may not have full recourse to the assets of the property owning entity, or the assets of the entity may not be sufficient to satisfy our mezzanine loan. If a borrower defaults on our mezzanine loan or debt senior to our loan, or in the event of a borrower bankruptcy, our mezzanine loan will be satisfied only after the senior debt is paid in full. As a result, we may not recover some or all of our investment, which could result in losses. In addition, mezzanine loans may have higher loan to value ratios than conventional mortgage loans, resulting in less equity in the property and increasing the risk of loss of principal. In this regard, we have had to write down a construction mezzanine loan by $14.6 million and a mezzanine loan by $6.4 million to date due to cost overruns and/or a deteriorating housing market in the locale where the project is located. See "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition—Assets—Commercial Real Estate Loan Investments—Mezzanine Loans, Construction Loans and Whole Loans."

Increases in interest rates and shifts in the yield curve could negatively affect the value of our investments, which could result in reduced earnings or losses and negatively affect the cash available for distribution to our stockholders.

        We invest indirectly in mortgage loans by purchasing MBS. Under a normal yield curve, an investment in MBS will decline in value if long-term interest rates increase. Despite Fannie Mae, Freddie Mac or Ginnie Mae guarantees of certain of the MBS we have owned in the past and may own in the future, those guarantees do not protect us from declines in market value caused by changes in interest rates. Declines in market value may ultimately reduce earnings or result in losses to us, which may negatively affect cash available for distribution to our stockholders.

        A significant risk associated with our investment in MBS is the risk that both long-term and short-term interest rates will increase significantly. If long-term rates increase significantly, the market value of these MBS would decline and the duration and weighted average life of the investments would increase. We could realize a loss if the securities were sold. At the same time, an increase in short-term interest rates would increase the amount of interest owed on the financing agreements we may enter into in order to finance the purchase of MBS.

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        Market values of our investments may decline without any general increase in interest rates for a number of reasons, such as increases in defaults, increases in voluntary prepayments for those investments that are subject to prepayment risk, and widening of credit spreads.

Some of our portfolio investments are recorded at fair value as estimated by management and reviewed by our board of directors and, as a result, there is uncertainty as to the value of these investments.

        Some of our portfolio investments are in the form of securities or loans that are not publicly traded. The fair value of securities and other investments that are not publicly traded is not readily determinable. We value these investments quarterly at fair value as determined under policies approved by our board of directors. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The value of our common stock could be adversely affected if our determinations regarding the fair value of these investments are materially higher than the values that we ultimately realize upon their disposal.

The value of investments denominated or quoted in international currencies may decrease due to fluctuations in the relative rates of exchange among the currencies of different nations and by exchange control regulations.

        If we make investments denominated or quoted in foreign currencies, our investment performance may be negatively affected by a devaluation of that currency. Further, our investment performance may be negatively affected by currency exchange rates because the U.S. dollar value of investments denominated or quoted in another currency may increase or decrease in response to changes in the value of the currency in relation to the U.S. dollar.

Declines in the market values of our investments may adversely affect periodic reported results and credit availability, which may reduce earnings and, in turn, cash available for distribution to our stockholders.

        A substantial portion of our assets are classified for accounting purposes as "available-for-sale." Changes in the market values of those assets are directly charged or credited to stockholders' equity. As a result, a decline in values may reduce the book value of our assets. Moreover, if we determine the decline in value of an available-for-sale security to be other than temporary, such decline will reduce earnings. The total impairment charge for the quarter ended March 31, 2010 was $0.6 million.

        All of our repurchase agreements are subject to bilateral margin calls in the event that the collateral securing our obligations under those facilities exceeds or does not meet our collateralization requirements. The analysis of sufficiency of collateralization is undertaken daily, and the thresholds for adjustment range from $100,000 to $500,000. Since the summer of 2007, due to the deterioration in the market value of our assets, we received margin calls under several of our repurchase agreements, which resulted in our having to tap our financing sources to post additional collateral. We did not have any borrowings under repurchase agreements as of March 31, 2010.

        A further decline in the market value of our assets may adversely affect us particularly in instances where we have borrowed money based on the market value of those assets. If the market value of those assets declines, the lender may require us to post additional collateral to support the loan. If we were unable to post the additional collateral, we would have to sell the assets at a time when we might not otherwise choose to do so. A reduction in available credit may reduce our earnings and, in turn, cash available for distribution to stockholders.

The lack of liquidity in our investments may harm our business.

        We have made investments in assets and securities that are not publicly traded. A portion of these securities may be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments, such as commercial real estate, subordinated MBS or investments in timber or power generating assets, may make it difficult for us to

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sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Moreover, we may face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our Manager has or could be attributed with material nonpublic information regarding such business entity. As a result, our ability to vary our portfolio in response to changes in economic and other conditions may be relatively limited.

Failure to comply with negative covenants contained in our credit agreement, our repurchase facilities and other funding agreements will limit available financing under these agreements.

        Certain of our repurchase facility agreements include negative covenants that, if breached, may cause transactions to be terminated early. Except as noted below, the repurchase facility agreements do not include negative covenants other than those contained in the standard master repurchase agreement as published by the Bond Market Association. Two of our master repurchase agreements, which did not account for any of our liabilities as of March 31, 2010, provide that they may be terminated if, among other things, certain material decreases in net asset value occur, we lose our REIT status or our Manager is terminated. An event of default or termination event under the standard master repurchase agreement or the additional provisions explained above would give our counterparty the option to terminate all repurchase transactions existing with us and make any amount due by us to the counterparty payable immediately. If we are required to terminate repurchase transactions, to the extent that we had any outstanding, and were unable to negotiate favorable terms of replacement financing, our cash and our earnings would be negatively affected. This may reduce the amount of capital available for investing and/or may negatively affect our ability to distribute dividends. In addition, we may have to sell assets at a time when we might not otherwise choose to do so.

The continuation of the current economic slowdown and further declines in real estate values could further impair the performance of our investments and harm our operating results.

        Many of our investments are susceptible to the current economic slowdown, which has led to financial losses in our investments and a decrease in revenues, net income and assets. Continued unfavorable economic conditions have increased our funding costs and effectively blocked our access to the capital markets. These events are preventing us from increasing investments and have had a negative impact on our operating results. In this regard, the U.S. economy is in the midst of a recession, with consumer spending on the decline, credit tightening and unemployment rising. Many financial and economic analysts have predicted that the world economy is in a prolonged recession characterized by high unemployment, limited availability of credit and decreased consumer and business spending. This economic downturn is expected to adversely affect many of the individuals and businesses that have borrowed money to purchase real estate and to continue to exert downward pressure on real estate prices. Accordingly, we expect to continue to experience a downturn in the market value of our investments.

We may be exposed to environmental liabilities with respect to properties to which we take title, which could impair the performance of our investments and harm our operating results.

        In the course of our business, we have and may continue to take title to real estate, and, we could be subject to environmental liabilities with respect to these properties. In these circumstances, we may be held liable to a governmental entity or to third parties for property damage, personal injury, investigation, and clean-up costs incurred by these parties in connection with environmental contamination, or we may be required to investigate or clean up hazardous or toxic substances or chemical releases at a property. The costs associated with investigation or remediation activities could be substantial. If we ever become subject to significant environmental liabilities, our business, financial condition, liquidity and results of operations could be materially and adversely affected.

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Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities and involve risks and costs that could expose us to unexpected economic losses in the future.

        The cost of using hedging instruments increases as the period covered by the instrument increases and during periods of rising and volatile interest rates. We may increase our hedging activity and thus increase our hedging costs during periods when interest rates are volatile or rising and hedging costs have increased. We expect that from time to time, in addition to the interest rate swaps and credit default swaps into which we had entered as of March 31, 2010, we could in the future enter into forward contracts, currency swaps and cash flow swaps as part of our hedging strategy.

        In addition, hedging instruments involve risk because they often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there are no requirements with respect to record keeping, financial responsibility or segregation of customer funds and positions. Furthermore, the enforceability of agreements underlying derivative transactions may depend on compliance with applicable statutory, commodity and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. The business failure of a hedging counterparty with whom we enter into a hedging transaction will most likely result in a default. Default by a party with whom we enter into a hedging transaction may result in the loss of unrealized profits and force us to cover our resale commitments, if any, at the then current market price. Although generally we will seek to reserve the right to terminate our hedging positions, it may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and we may not be able to enter into an offsetting contract to cover our risk. We cannot assure you that a liquid secondary market will exist for hedging instruments purchased or sold, and we may be required to maintain a position until exercise or expiration, which could result in losses.

        Subject to maintaining our qualification as a REIT, part of our investment strategy involves entering into derivative contracts that could require us to fund cash payments in the future under certain circumstances, e.g., the early termination of the derivative agreement caused by an event of default or other early termination event, or the decision by a counterparty to request margin securities it is contractually owed under the terms of the derivative contract. The amount due would be equal to the unrealized loss of the open swap positions with the respective counterparty and could also include other fees and charges. These economic losses will be reflected in our financial results of operations, and our ability to fund these obligations will depend on the liquidity of our assets and access to capital at the time. The need to fund these obligations could negatively affect our financial condition.

Prepayment rates could negatively affect the value of our MBS, which could result in reduced earnings or losses and negatively affect the cash available for distribution to our stockholders.

        In the case of residential mortgage loans, there are seldom any restrictions on borrowers' abilities to prepay their loans. Homeowners tend to prepay mortgage loans faster when interest rates decline. Consequently, owners of the loans have to reinvest the money received from the prepayments at the lower prevailing interest rates. Conversely, homeowners tend not to prepay mortgage loans when interest rates increase. Consequently, owners of the loans are unable to reinvest money that would have otherwise been received from prepayments at the higher prevailing interest rates. This volatility in prepayment rates may affect our ability to maintain targeted amounts of leverage on our mortgage-backed securities portfolio and may result in reduced earnings or losses for us and negatively affect the cash available for distribution to our stockholders.

Our Manager's due diligence may not reveal all of an entity's liabilities and may not reveal other weaknesses in its business, which could lead to investment losses.

        Before investing in a company, our Manager assesses the strength and skills of the company's management and other factors that our Manager believes are material to the performance of the

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investment. In making the assessment and otherwise conducting customary due diligence, our Manager relies on the resources available to it and, in some cases, an investigation by third parties. This process is particularly important and subjective with respect to newly organized entities because there may be little or no information publicly available about the entities. There can be no assurance that our Manager's due diligence processes will uncover all relevant facts or that any current or future investment will be successful and not result in investment losses.

We, or other owners of income-producing real property, may not be able to relet or renew leases of properties on favorable terms.

        We are subject to the risk that upon expiration of leases for space located at any income-producing property that we purchase or that serves as collateral for MBS securities that we purchase, the space may not be relet or, if relet, the terms of the renewal or reletting (including the cost of required renovations or concessions to tenants) may be less favorable than the expiring lease terms. Any of these situations may result in extended periods where there is a significant decline in revenues or no revenues generated by a property. If we, or the other owners of such properties, are unable to relet or renew leases for all or substantially all of the space at any such properties, if the rental rates upon such renewal or reletting are significantly lower than expected, or if reserves for these purposes prove inadequate, we may be required to reduce or eliminate distributions to our stockholders.

Our reliance on one tenant at all three of our commercial real estate properties and the insolvency or bankruptcy of this tenant could adversely affect our results of operations.

        As of March 31, 2010, we had one tenant, JPMorgan Chase, that accounted for all of our rental income, which was 63.5% of our total revenues, excluding interest income related to real estate loans, for the quarter. Our business would be adversely affected if this tenant became insolvent, declared bankruptcy or otherwise refused to pay rent in a timely fashion or at all.

Uninsured losses or a loss in excess of insured limits on commercial real estate may not cover all losses and could adversely affect our financial condition.

        There are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods, hurricanes, terrorism or acts of war, that may be uninsurable or not economically insurable. We carry, or we require our tenants to carry, comprehensive general liability, fire, extended coverage and loss of rent insurance on our properties, with policy specifications and insured limits customarily carried for similar properties. However, with respect to those properties where the leases do not provide for abatement of rent under any circumstances, we generally do not maintain loss of rent insurance. In addition, there are certain types of losses, such as losses resulting from wars, terrorism or acts of God, that generally are not insured because they are either uninsurable or not economically insurable. Should an uninsured loss or a loss in excess of insured limits occur, we could lose capital invested in a property, as well as the anticipated future revenues from a property, while remaining obligated for any mortgage indebtedness or other financial obligations related to the property. Any loss of these types would adversely affect our financial condition.

Risks Related to Our Organization and Structure

Our charter and bylaws contain provisions that may inhibit potential takeover bids that you and other stockholders may consider favorable, and the market price of our common stock may be lower as a result.

        Our charter and bylaws contain provisions that may have an anti-takeover effect, inhibit a change in our board of directors and prevent stockholders from receiving a premium on their shares. These provisions include the following:

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  There are ownership limits and restrictions on transferability and ownership in our charter. In order to qualify as a REIT for each taxable year after 2005, not more than 50% of the value of our outstanding stock may be owned, directly or constructively, by five or fewer individuals during

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    the second half of any calendar year and our shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. To assist us in satisfying these tests, our charter generally prohibits any person from beneficially or constructively owning more than 9.8% in value or number of shares, whichever is more restrictive, of any class or series of our outstanding capital stock, subject to important exceptions. These restrictions may:

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    discourage a tender offer or other transactions or a change in the composition of our board of directors or control that might involve a premium price for our shares or otherwise be in the best interests of our stockholders; or

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    result in shares issued or transferred in violation of such restrictions being automatically transferred to a trust for a charitable beneficiary and thereby resulting in a forfeiture of ownership of the additional shares.

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  Our charter permits our board of directors to issue stock with terms that may discourage a third party from acquiring us. Our charter permits our board of directors to amend the charter without stockholder approval to increase the total number of authorized shares of stock or the number of shares of any class or series and to issue common or preferred stock having preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of redemption as determined by our board of directors. Thus, our board of directors could authorize the issuance of stock with terms and conditions that could have the effect of discouraging a takeover or other transaction in which holders of some or a majority of our shares might receive a premium for their shares over the then-prevailing market price of our shares.

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  Maryland Control Share Acquisition Act.  Maryland law provides that "control shares" of a corporation acquired in a "control share acquisition" will have no voting rights except to the extent approved by a vote of two-thirds of the votes eligible to be cast on the matter under the Maryland Control Share Acquisition Act. "Control shares" means voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more of all voting power. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions.

    If voting rights or control shares acquired in a control share acquisition are not approved at a stockholders' meeting or if the acquiring person does not deliver an acquiring person statement as required by the Maryland Control Share Acquisition Act, then subject to certain conditions and limitations, the issuer may redeem any or all of the control shares for fair value. If voting rights of such control shares are approved at a stockholders' meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. Our bylaws contain a provision exempting acquisitions of our shares from the Maryland Control Share Acquisition Act. However, our board of directors may amend our bylaws in the future to repeal or modify this exemption, in which case any control shares of our company acquired in a control share acquisition will be subject to the Maryland Control Share Acquisition Act.

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  Business combinations.  Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

    A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by our board of directors.

    After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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    80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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    two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

    These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

    The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that provides that any business combination between us and any other person is exempted from the provisions of the Act, provided that the business combination is first approved by the board of directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, this statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

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  Staggered board.  Our board of directors is divided into three classes of directors. The current terms of the directors expire in 2010, 2011 and 2012. Directors of each class are chosen for three-year terms upon the expiration of their current terms, and each year one class of directors is elected by the stockholders. The staggered terms of our directors may reduce the possibility of a tender offer or an attempt at a change in control, even though a tender offer or change in control might be in the best interests of our stockholders.

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  Our charter and bylaws contain other possible anti-takeover provisions.  Our charter and bylaws contain other provisions that may have the effect of delaying, deferring or preventing a change in control of us or the removal of existing directors and, as a result, could prevent our

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    stockholders from being paid a premium for their common stock over the then-prevailing market price.

Our rights and the rights of our stockholders to take action against our directors and officers are limited, which could limit your recourse in the event of actions not in your best interests.

        Our charter limits the liability of our directors and officers to us and our stockholders for money damages, except for liability resulting from:

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  actual receipt of an improper benefit or profit in money, property or services; or

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  a final judgment based upon a finding of active and deliberate dishonesty by the director or officer that was material to the cause of action adjudicated.

        In addition, our charter permits us to agree to indemnify our present and former directors and officers for actions taken by them in those capacities to the maximum extent permitted by Maryland law. Our bylaws require us to indemnify each present or former director or officer, to the maximum extent permitted by Maryland law, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service to us. In addition, we may be obligated to fund the defense costs incurred by our directors and officers.

Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect the potential return to stockholders.

        We, directly or through Brookfield, BIM or our Manager may obtain confidential information about the companies in which we have invested or may invest. If we do possess confidential information about such companies, there may be restrictions on our ability to dispose of, increase the amount of, or otherwise take action with respect to an investment in those companies. Our management of investment funds could create a conflict of interest to the extent our Manager is aware of inside information concerning potential investment targets. We have implemented compliance procedures and practices designed to ensure that inside information is not used for making investment decisions on behalf of the funds and to monitor funds invested. We cannot assure you, however, that these procedures and practices will be effective. In addition, this conflict and these procedures and practices may limit the freedom of our Manager to make potentially profitable investments, which could negatively affect our operations. These limitations imposed by access to confidential information could therefore negatively affect the potential market price of our common stock and the ability to distribute dividends.

Tax Risks

Complying with REIT requirements may cause us to forego otherwise attractive opportunities.

        To qualify as a REIT for federal income tax purposes, we must continually satisfy various tests regarding the sources of our income, the nature and diversification of our assets, the amounts we distribute to our stockholders and the ownership of our stock. To meet these tests, we may be required to forego investments we might otherwise make. This difficulty may be exacerbated by the illiquid nature of many of our non-real estate assets. Thus, compliance with the REIT requirements may hinder our investment performance.

The "taxable mortgage pool" rules may increase the taxes that we or our stockholders may incur, and may limit the manner in which we effect future securitizations.

        Certain of our securitizations have resulted in the creation of taxable mortgage pools for federal income tax purposes. As a REIT, so long as we own 100% of the equity interests in a taxable mortgage pool, we generally would not be adversely affected by the characterization of the securitization as a taxable mortgage pool. Certain categories of stockholders, however, such as non-U.S. persons eligible

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for treaty benefits, stockholders with net operating losses, and certain tax-exempt stockholders that are subject to unrelated business income tax, could be subject to increased taxes on a portion of their dividend income from us attributable to the taxable mortgage pool that is characterized as "excess inclusion income." In addition, to the extent that our stock is owned by tax-exempt "disqualified organizations," such as certain government-related entities and charitable remainder trusts that are not subject to tax on unrelated business income, we may incur a corporate level tax on the excess inclusion income from the taxable mortgage pool. In that case, we may reduce the amount of our distributions to any disqualified organization whose stock ownership gave rise to the tax. The Internal Revenue Service has not given clear guidance as to the appropriate method for the calculation of excess inclusion income and, absent such clear guidance, we have calculated excess inclusion income based upon what we believe to be a reasonable method. Our estimation of excess inclusion income is disclosed in our year end financial statements. In addition, pursuant to recently issued guidance from the Internal Revenue Service, we are required to allocate excess inclusion income to our shareholders in proportion to dividends paid and to inform our shareholders of the amount and character of the excess inclusion income allocated to them. Given the lack of guidance, there can be no assurances that we have calculated excess inclusion income in a manner satisfactory to the Internal Revenue Service.

        We are effectively precluded from selling equity interests in these securitizations to outside investors, or selling any debt securities issued in connection with these securitizations that might be considered to be equity interests for tax purposes. These limitations may prevent us from using certain techniques to maximize our returns from securitization transactions. In certain instances, we have pledged our equity interests in these taxable mortgage pools as collateral under our repurchase agreements, subjecting the pools to the potential loss of their tax-exempt status in the event that we were forced to sell our interests or our interests were foreclosed upon by a third party that was not afforded the same exemption as us.

Failure to qualify as a REIT would subject us to U.S. federal income tax, which would reduce the cash available for distribution to our stockholders.

        We operate in a manner that is intended to cause us to qualify as a REIT for federal income tax purposes. However, the federal income tax laws governing REITs are extremely complex, and administrative interpretations of the federal income tax laws governing qualification as a REIT are limited. Qualifying as a REIT requires us to meet various tests regarding the nature of our assets and our income, the ownership of our outstanding stock, and the amount of our distributions on an ongoing basis. Although we operate in such a manner so as to qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, and the possibility of future changes in our circumstances, no assurance can be given that we will so qualify for any particular year.

        If we fail to qualify as a REIT in any calendar year and we do not qualify for certain statutory relief provisions, we would be required to pay federal income tax on our taxable income. We might need to borrow money or sell assets in order to pay that tax. Our payment of income tax would decrease the amount of our income available for distribution to our stockholders. Furthermore, if we fail to maintain our qualification as a REIT and we do not qualify for certain statutory relief provisions, we no longer would be required to distribute substantially all of our REIT taxable income to our stockholders. Unless our failure to qualify as a REIT were excused under federal tax laws, we could not re-elect REIT status until the fifth calendar year following the year in which we failed to qualify.

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Failure to make required distributions would subject us to tax, which would reduce the cash available for distribution to our stockholders and could adversely affect our ability to execute our business plan.

        In order to qualify as a REIT, we must distribute to our stockholders, each calendar year, at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain. To the extent that we satisfy the 90% distribution requirement, but distribute less than 100% of our taxable income, we will be subject to federal corporate income tax on our undistributed income. In addition, we will incur a 4% nondeductible excise tax on the amount, if any, by which our distributions in any calendar year are less than the sum of:

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  85% of our ordinary taxable income for that year;

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  95% of our capital gain net income for that year; and

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  100% our undistributed taxable income from prior years.

        We intend to continue to distribute our net taxable income to our stockholders in a manner intended to satisfy the 90% distribution requirement and to avoid both corporate income tax and the 4% nondeductible excise tax. However, there is no requirement that domestic TRSs distribute their after-tax net income to their parent REIT or their stockholders and Crystal River Capital TRS Holdings, Inc., our TRS, may determine not to make any distributions to us.

        Our taxable income may substantially differ from our net income as determined based on accounting principles generally accepted in the United States, or U.S. GAAP, because, for example, realized capital losses will be deducted in determining our U.S. GAAP net income, but may not be deductible in computing our taxable income. In addition, we may invest in assets that generate taxable income in excess of economic income or in advance of the corresponding cash flow from the assets, which we refer to as phantom income. Although some types of phantom income are excluded to the extent they exceed 5% of our REIT taxable income in determining the 90% distribution requirement, we will incur corporate income tax and the 4% nondeductible excise tax with respect to any phantom income items if we do not distribute those items on an annual basis. As a result of the foregoing, we may generate less cash flow than taxable income in a particular year. In that event, we may be required to use cash reserves, incur debt on a short-term or long-term basis, or liquidate non-cash assets at rates or times that we regard as unfavorable to satisfy the distribution requirement and to avoid corporate income tax and the 4% nondeductible excise tax in that year. Because certain of our assets may generate substantial mismatches between taxable income and available cash, the requirement to distribute a substantial portion of our net taxable income could cause us to: (i) sell assets in adverse market conditions, (ii) borrow on unfavorable terms or (iii) distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt, in order to comply with REIT requirements.

In the event CDO I and CDO II are liquidated, the tax consequences may be materially adverse to us and could significantly reduce our liquidity if we are required to make material distributions to our stockholders in connection with such liquidation.

        In November 2005, we issued collateralized debt obligations through two newly-formed financing subsidiaries, Crystal River CDO 2005-1, Ltd. and Crystal River CDO 2005-1 LLC, which we collectively refer to as CDO I. In January 2007, we issued collateralized debt obligations through two newly-formed financing subsidiaries, Crystal River Capital Resecuritization 2006-1 Ltd. and Crystal River Capital Resecuritization 2006-1 LLC, which we collectively refer to as CDO II. CDO I and CDO II represent VIEs with respect to which we have determined we are the primary beneficiary and accordingly, we have consolidated them in our consolidated financial statements. We determined that we are the primary beneficiary of both CDO I and CDO II as we have the highest level of variability of return due to the credit risk of the underlying assets. For additional information relating to the consolidated assets and liabilities of CDO I and CDO II, see Note 12 to our consolidated financial statements.

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        On September 2, 2009, the trustee of CDO 1 issued a Notice of Event of Default to the collateral manager for CDO I because of a failure by CDO I to pay interest on the Class D notes. This event of default entitles noteholders of the senior class of notes, the Class A notes, to direct the trustee to take particular actions with respect to the collateral owned by CDO I and the CDO notes issued by CDO I. The event of default did not trigger a reconsideration event under FASB ASC 810-10-65-2 (previously SFAS 167) and had no impact on our consolidated financial statements.

        On April 22, 2010, the trustee of CDO II issued a Notice of Event of Default to the collateral manager for CDO II because of a failure by CDO II to pay interest on the Class B notes. This event of default entitles noteholders of the senior class of notes, the Class A notes, to direct the trustee to take particular actions with respect to the collateral owned by CDO II and the CDO notes issued by CDO II. The event of default triggered a reconsideration event under FASB ASC 810-10-65-2 (previously SFAS 167) and we are currently evaluating the impact on our consolidated financial statements.

        In light of these events, it is possible that CDO I and CDO II may be liquidated. A liquidation under these circumstances likely would result in a capital loss on our investment in the assets of CDO I and CDO II and income from the cancellation of indebtedness with respect to the notes issued by CDO I and CDO II. The tax consequences of these items may be materially adverse to us and could significantly reduce our liquidity if we are required to make material distributions to our stockholders in connection with such liquidation in order to maintain our REIT qualification because of the amount of taxable income (but not cash income) received.

Dividends payable by REITs do not qualify for the reduced tax rates.

        Legislation enacted in 2003 generally reduces the maximum tax rate for dividends payable to domestic stockholders that are individuals, trusts and estates to 15% (through 2010). Dividends payable by REITs, however, are generally not eligible for the reduced rates. Although this legislation does not adversely affect the taxation of REITs or dividends paid by REITs, the more favorable rates applicable to regular corporate dividends could cause investors who are individuals, trusts and estates to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the stock of REITs, including our common stock.

Our ownership of and relationship with our TRS will be limited, and a failure to comply with the limits would jeopardize our REIT status and may result in the application of a 100% excise tax.

        A REIT may own up to 100% of the stock of one or more TRSs. A TRS may earn income that would not be qualifying income if earned directly by the parent REIT. Both the subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. A corporation of which a TRS directly or indirectly owns more than 35% of the voting power or value of the stock will automatically be treated as a TRS. Overall, no more than 20% of the value of a REIT's assets may consist of stock or securities of one or more TRSs. A TRS will pay federal, state and local income tax at regular corporate rates on any income that it earns. In addition, the TRS rules limit the deductibility of interest paid or accrued by a TRS to its parent REIT to assure that the TRS is subject to an appropriate level of corporate taxation. The rules also impose a 100% excise tax on certain transactions between a TRS and its parent REIT that are not conducted on an arm's length basis.

        Our TRS, Crystal River Capital TRS Holdings, Inc., as a domestic TRS, will pay federal, state and local income tax on its taxable income, and its after-tax net income is available for distribution to us but is not required to be distributed to us. The aggregate value of the TRS stock and securities owned by us should be less than 20% of the value of our total assets (including the TRS stock and securities). Furthermore, we monitor the value of our investments in TRSs for the purpose of ensuring compliance with the rule that no more than 20% of the value of our assets may consist of TRS stock and securities (which is applied at the end of each calendar quarter). In addition, we scrutinize all of our transactions

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with TRSs for the purpose of ensuring that they are entered into on arm's length terms in order to avoid incurring the 100% excise tax described above. There can be no complete assurance, however, that we will be able to comply with the 20% limitation discussed above or to avoid application of the 100% excise tax discussed above.

Complying with REIT requirements may limit our ability to hedge effectively.

        The REIT provisions of the Internal Revenue Code substantially limit our ability to hedge MBS and related borrowings. Under these provisions, our annual gross income from qualifying and non-qualifying hedges, together with any other income not generated from qualifying real estate assets, cannot exceed 25% of our gross income. In addition, our aggregate gross income from non-qualifying hedges, fees, and certain other non-qualifying sources cannot exceed 5% of our annual gross income. As a result, we might have to limit our use of advantageous hedging techniques or implement those hedges through Crystal River Capital TRS Holdings, Inc. This could increase the cost of our hedging activities or expose us to greater risks associated with changes in interest rates than we would otherwise want to bear.

The tax on prohibited transactions will limit our ability to engage in transactions, including certain methods of securitizing mortgage loans, that would be treated as sales for federal income tax purposes.

        A REIT's net income from prohibited transactions is subject to a 100% tax. In general, prohibited transactions are sales or other dispositions of property, other than foreclosure property, but including mortgage loans, held primarily for sale to customers in the ordinary course of business. We might be subject to this tax if we were able to sell or securitize loans in a manner that was treated as a sale of the loans for federal income tax purposes. Therefore, in order to avoid the prohibited transactions tax, we may choose not to engage in certain sales of loans and may limit the structures we utilize for our securitization transactions even though such sales or structures might otherwise be beneficial to us.

        It may be possible to reduce the impact of the prohibited transaction tax and the holding of assets not qualifying as real estate assets for purposes of the REIT asset tests by conducting certain activities, holding non-qualifying REIT assets or engaging in CDO transactions through our TRSs, subject to certain limitations. To the extent that we engage in such activities through TRSs, the income associated with such activities may be subject to full corporate income tax.

We may be subject to adverse legislative or regulatory tax changes that could reduce the market price of our common stock.

        At any time, the federal, state or local income tax laws or regulations governing REITs or the administrative interpretations of those laws or regulations may be amended. We cannot predict when or if any new tax law, regulation or administrative interpretation, or any amendment to any existing tax law, regulation or administrative interpretation, will be adopted, promulgated or become effective and any such law, regulation or interpretation may take effect retroactively. We and our stockholders could be adversely affected by any such change in, or any new, tax law, regulation or administrative interpretation.

If we make distributions in excess of our current and accumulated earnings and profits, those distributions will be treated as a return of capital, which will reduce the adjusted basis of your stock, and to the extent such distributions exceed your adjusted basis, you may recognize a capital gain.

        Unless you are a tax-exempt entity, distributions that we make to you generally will be subject to tax as ordinary income to the extent of our current and accumulated earnings and profits as determined for federal income tax purposes. If the amount we distribute to you exceeds your allocable share of our current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of your adjusted basis in your stock, which will reduce your basis in your stock but will not be subject to tax. To the extent the amount we distribute to you exceeds both your allocable share of our current and accumulated earnings and profits and your adjusted basis, this excess amount will be treated as a gain from the sale or exchange of a capital asset.

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Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York 10281-1010

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote “FOR” Proposals 1 and 2.

		For	Against	Abstain
1.

A proposal to approve the merger of B Acquisition Sub Inc., a newly-formed Maryland corporation and an indirect wholly-owned subsidiary of Brookfield Asset Management Inc., an Ontario corporation (“Brookfield”) with and into Crystal River Capital, Inc., a Maryland corporation (“Crystal River”), with Crystal River surviving as an indirect wholly-owned subsidiary of Brookfield, pursuant to the terms and subject to the conditions contained in the merger agreement, dated as of February 23, 2010, as the same may be amended, by and among Brookfield, B Acquisition Sub Inc. and Crystal River (the “merger proposal”).

		☐	☐	☐

		For	Against	Abstain
2.	A proposal to adjourn the special meeting, if necessary to solicit additional proxies if there are insufficient votes to approve the merger proposal at the time of the special meeting.	☐	☐	☐

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN THIS BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is/are available at www.proxyvote.com.

CRYSTAL RIVER CAPITAL, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CRYSTAL RIVER CAPITAL, INC.

FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, JULY 30, 2010.

The undersigned, as a holder of common stock, par value $0.001 per share (“Common Stock”), of Crystal River Capital, Inc., a Maryland corporation (“Crystal River”), hereby appoints each of Lawrence E. Dennedy and Joseph Doherty with full power of substitution, to vote all shares of Common Stock that the undersigned is entitled to vote, or either of them, with respect to a special meeting of stockholders of Crystal River (the “Special Meeting”), to be held at 1:00 p.m. local time, on Friday, July 30, 2010 at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York or any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed on the reverse side.  This proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws.  The execution of this proxy is not intended to, and does not revoke any prior proxies or powers of attorney other than the revocation, in accordance with the General Corporation Law of the State of Maryland and applicable federal securities laws, of any proxy provisions granted by the undersigned specifically in connection with the voting of the shares subject hereto.

The shares represented by this proxy will be voted at the Special Meeting or at any postponement or adjournment thereof as directed by the stockholder and in the discretion of the proxy holders on any other matters properly presented for a vote at the meeting or at any postponement or adjournment thereof. If a properly signed proxy is returned without specific voting instructions given, the shares represented by this proxy will be voted “FOR” Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

(Continued and to be signed on reverse side)